As filed with the Securities and Exchange Commission on April 29, 2024

File No. 033-87376

811-08914

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 49	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 168	☒
(Check appropriate box or boxes.)

PHL Variable Accumulation Account

(Exact Name of Registrant)

PHL Variable Insurance Company

(Name of Depositor)

One American Row, Hartford, Connecticut 06102-5056

(Address of Depositor’s Principal Executive Offices) (Zip Code)

(860) 403-5000

(Depositor’s Telephone Number, including Area Code)

Eric Marhoun, Secretary

PHL Variable Insurance Company

One American Row

Hartford, CT 06102-5056

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2024 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on [date] pursuant to paragraph (a)(1) of Rule 485 under the Securities Act

If appropriate, check the following box:

☐	this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Title of Securities Being Registered: Deferred variable annuity contracts

The Big Edge Choice®

PHL Variable Accumulation Account

Issued by: PHL Variable Insurance Company (“PHL Variable”)

PROSPECTUS	May 1, 2024

This prospectus describes a variable and fixed accumulation deferred annuity contract offered to groups and individuals. The contract offers a variety of variable and fixed investment options. You may allocate purchase payments and contract value to one or more of the investment options of the PHL Variable Accumulation Account (“Separate Account”), or to the Guaranteed Interest Account (“GIA”). The assets of each investment option of the Separate Account will be used to purchase, at net asset value, shares of a series in the designated funds described in Appendix A: Investment options available under the contract.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The contract is not a deposit or obligation of, underwritten or guaranteed by, any financial institution, credit union or affiliate. It is not federally insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other state or federal agency. Contract investments are subject to risk, including the fluctuation of contract values and possible loss of principal. The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Purchasing a variable annuity within a qualified plan or Individual Retirement Account/Annuity (IRA) does not provide any additional tax benefit. Variable annuities should not be sold in qualified plans or IRAs because of the tax-deferral feature alone, but rather when other benefits, such as lifetime income payments and death benefit protection support the recommendation.

For general information, you may send an email request to customer_contact_center@nfg.com.

Important Adverse Developments Related to PHL Variable’s Financial Condition

In recent years, the financial condition of PHL Variable Insurance Company (“PHL Variable”) has continued to deteriorate. PHL Variable has become statutorily insolvent, and PHL Variable’s independent auditors have issued a report on the PHL Variable statutory financial statements that includes an “emphasis of matter” paragraph because there is substantial doubt about PHL Variable’s ability to continue as a going concern. PHL Variable’s financial guarantees – including with respect to annuity payments, death benefits, optional benefit riders, loans, and amounts in the Guaranteed Interest Account or other fixed account options, as applicable – are subject to PHL Variable’s financial strength and claims-paying ability. In light of PHL Variable’s financial difficulty, there is significant risk that PHL Variable will be unable to fulfill its financial guarantees under your contract.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability.

The Connecticut Insurance Commissioner of the Connecticut Insurance Department, PHL Variable’s primary state insurance regulator, may seek to take control of PHL Variable by obtaining a court order placing it into receivership. As of the date of this prospectus, it remains uncertain whether and when that will occur. In the event that PHL Variable is placed into receivership, then pursuant to Connecticut law, the Connecticut Insurance Commissioner would have broad authority in the management of PHL Variable’s business and affairs. In receivership, the Connecticut Insurance Commissioner could pursue either a rehabilitation or liquidation of PHL Variable. The Commissioner could also have power to unilaterally

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change the terms of outstanding contracts, subject to the review by the court. As part of these proceedings, if they were to occur, it is possible that your contract could be adversely affected or potentially even terminated. For example, pursuant to a court order, guarantees (e.g., annuity payments, death benefits, living benefits) could be reduced or terminated, contract features could be changed, contract fees and charges could be increased, distributions could be reduced, and/or new restrictions or reductions could be introduced.

As of March 2023, PHL Variable has been operating under the Administrative Supervision of the Connecticut Insurance Department. Management is evaluating plans to mitigate the current financial condition of PHL Variable. For so long as PHL Variable remains subject to the supervision and regulatory oversight of the Connecticut Insurance Department, PHL Variable generally will need approval from the Commissioner for business and governance activities other than those performed in the ordinary course of business. In addition, management is actively pursuing strategic transactions that could positively impact the capital and liquidity of PHL Variable. No assurance can be given that management will be successful in executing on any of these financial alternatives.

PHL Variable Accumulation Account (the “Separate Account”), which is the segregated asset account supporting the variable investment options under the contract, remains insulated from PHL Variable’s general account. However, it is important to understand that the Separate Account does not support PHL Variable’s financial guarantees. The Separate Account only supports the value of your investments in the variable investment options. If PHL Variable were to be dissolved in a receivership, in addition to your contract and financial guarantees potentially being terminated, the assets of the Separate Account may be liquidated and disbursed to Contract Owners, which could have negative tax consequences.

For additional information, see “Principal Risks of Investing in the Contract – Insurance Company Insolvency Risk” in this prospectus. Financial statements for PHL Variable and the Separate Account are included in the Statement of Additional Information, dated May 1, 2024, which is incorporated by reference into this prospectus. The Statement of Additional Information is available upon request.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability. If you retain your contract, there is a risk that the guarantees under your contract may be reduced or go entirely unfulfilled. If you surrender your contract, the contract and all guarantees under your contract will be terminated, and you could incur surrender charges, taxes, and tax penalties. Making additional purchase payments into the contract may increase your risk of loss related to PHL Variable’s financial insolvency.

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GLOSSARY OF SPECIAL TERMS

Most of the terms used throughout this prospectus are described within the text where they first appear. Certain terms marked by italics when they first appear are described below.

Account Value: The value of all assets held in the Separate Account.

Accumulation Unit: A standard of measurement for each investment option used to determine the value of a contract and the interest in the investment options prior to the start of annuity payments.

Accumulation Unit Value: The value of one accumulation unit was set at $1.000 on the date assets were first allocated to each investment option. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period just ended.

Administrative Office: The office set forth on the cover page of this prospectus.

Annuitant: The person whose life is used as the measuring life under the contract. The annuitant will be the primary annuitant as shown on the contract’s Schedule Page while that person is living, and will then be the contingent annuitant, if that person is living at the death of the primary annuitant.

Annuity Payment Option: The provisions under which we make a series of annuity payments to the annuitant or other payee, such as Life Annuity with Ten Years Certain. See “Annuity Payment Options.”

Annuity Unit: A standard of measurement used in determining the amount of each periodic payment under the variable payment Annuity Options I, J, K, M and N. The number of annuity units in each investment option with assets under the chosen option is equal to the portion of the first payment provided by that investment option divided by the annuity unit value for that investment option on the first payment calculation date.

Claim Date: The valuation date following receipt of a certified copy of the death certificate at our Customer Service Office.

Contract: The deferred variable accumulation annuity described in this prospectus.

Contract Date: The date that the initial premium payment is invested under a contract.

Contract Owner (owner, you, your): Usually, the person or entity to whom we issue the contract. The contract owner has the sole right to exercise all rights and privileges under the contract as provided in the contract. The owner may be the annuitant, an employer, a trust or any other individual or entity specified. However, under contracts used with certain IRAs/qualified plans, the owner must be the annuitant. A husband and wife may be designated as joint owners, and if such a joint owner dies, the other joint owner becomes the sole owner of the contract. If no owner is named in the application, the annuitant will be the owner.

Contract Value: Prior to the Maturity Date, the sum of all Accumulation Units held in the investment options of the Separate Account and the value held in the GIA. For Tax-sheltered Annuity plans (as described in Internal Revenue Code section 403(b)) with loans, the contract value is the sum of all Accumulation Units held in the investment options of the Separate Account and the value held in the GIA plus the value held in the Loan Security Account, less any Loan Debt.

Customer Service Office: The address that a policy owner should contact regarding all customer service matters, including premium payments, withdrawals, surrenders, transfers, exchanges, and fund/premium allocation requests. For payments, the address is P.O. Box 758606, Topeka, Kansas 66675-8606. For non-payment service matters, the address is P.O. Box 758573, Topeka, Kansas 66675-8573. For overnight payment delivery, the address is 5801 SW 6th Street, Mail Zone 606, Topeka, Kansas 66675-8606. The telephone number is 1-800-541-0171. The hours of operation are 8:30 am – 6:00 pm EST and the fax number is 1-785-368-1386.

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GIA: An investment option under which payment amounts are guaranteed to earn a fixed rate of interest.

Inherited/Stretch Annuity: A post-death distribution option that provides an extended payout option for the beneficiary of a deceased Owner’s Contract.

Maturity Date: The date elected by the owner as to when annuity payments will begin. The maturity date will not be any earlier than the fifth contract anniversary and no later than the annuitant’s 95th birthday. The election is subject to certain conditions described in “The Annuity Period.”

Minimum Initial Payment: The amount that you were required to pay when you purchased a contract. We require minimum initial payments of:

•	Non-qualified plans—$1,000

•	Individual Retirement Annuity (“IRA”)/Qualified Plans—$1000

The contract is no longer offered for new sales.

Minimum Subsequent Payment: The least amount that you may pay when you make any subsequent payments, after the minimum initial payment (see above). The minimum subsequent payment for all contracts is $25.

Net Asset Value: Net asset value of a fund’s shares is computed by dividing the value of the net assets of the fund by the total number of fund outstanding shares.

PHL Variable (our, us, we, company): PHL Variable Insurance Company.

Required Minimum Distribution (RMD): The annual distribution that must be taken from an IRA/qualified plan during the life of the Owner and/ or after the Owner’s death. The Required Minimum Distribution will be computed based on Internal Revenue Code requirements (including Internal Revenue Service guidance) and incorporates the actuarial value of all benefits under the contract. There is no RMD requirement during the Owner’s lifetime from a Roth IRA.

Separate Account: PHL Variable Accumulation Account

Spouse: Any two persons legally married. Spouse does not include domestic partner, civil union partner or any other arrangement that is not recognized by a state as a legal marriage.

Valuation Date: A Valuation Date is every day the New York Stock Exchange (“NYSE”) is open for trading and we are open for business.

Variable Payment Annuity: An annuity payment option providing payments that vary in amounts, according to the investment experience of the selected investment options.

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Important Information You Should Consider About the Contract

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals

If you withdraw money from your contract, you may be assessed a surrender charge of up to 7%. A surrender charge applies until the purchase payment being withdrawn is seven complete years old or older.

For example, if you withdraw a $100,000 purchase payment during the first year that the purchase payment was made, you could be assessed a charge of up to $7000 on the purchase payment being withdrawn.

Fee Table; Deductions and Charges – Surrender Charges
Transaction Charges	In addition to surrender charges, we reserve the right to impose a transfer charge of up to $20 per transfer after the first 12 transfers in each contract year. Currently, we are not imposing a transfer charge.			Fee Table; Deductions and Charges – Transfer Charge
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Fee Table
	Annual Fee	Minimum	Maximum
	1. Base contract	1.40%(1)	1.40%(1)
	2. Investment options (underlying fund fees and expenses)	0.27%(2)	5.13%(2)
	3. Optional benefits available for an additional charge (for a single optional benefit, if elected)	N/A	N/A

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FEES AND EXPENSES		LOCATION IN PROSPECTUS

(1) Charged on an annualized basis as a percentage of average account value in the Separate Account, plus the effect of the $35 Annual Administrative Charge.

(2) As a percentage of underlying fund assets. These fee amounts are as of December 31, 2023, and can vary from year to year.

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add surrender charges that substantially increase costs.

Lowest Annual Cost:	Highest Annual Cost:

$1,550

Assumes:

•  Investment of $100,000

•  5% annual appreciation

•  Least expensive combination of contract classes and underlying fund fees and expenses

•  No optional benefits

•  No sales charges

•  No additional purchase payments, transfers, or withdrawals

$4,910

Assumes:

•  Investment of $100,000

•  5% annual appreciation

•  Most expensive combination of contract classes, optional benefits and underlying fund fees and expenses

•  No sales charges

•  No additional purchase payments, transfers, or withdrawals

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RISKS		LOCATION IN PROSPECTUS

Risk of Loss	You can lose money by investing in this contract.	Principal Risks of Investing in the Contract

Not a Short-Term Investment

•  This contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

•  A purchase payment being withdrawn is subject to a surrender charge until seven complete years have passed since the purchase payment was made.

•  Surrender charges will reduce the value of your contract if you withdraw money during the surrender charge period.

•  The benefits of tax deferral are generally more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Contract; Deductions and Charges; Federal Income Taxes

Risks Associated with Investment Options

•  An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the contract (e.g., underlying funds).

•  Each investment option (as well as the GIA) will have its own unique risks, and you should review these investment options before making an investment decision.

Principal Risks of Investing in the Contract; Appendix A: Investment Options Available Under the Contract; GIA

Insurance Company Risks

An investment in the contract is subject to the risks related to PHL Variable, including that any obligations (including under the GIA), guarantees, or benefits are subject to the claims-paying ability of PHL Variable. More information about PHL Variable, including its financial strength ratings, is available upon request by calling 1-800-541-0171.

PHL Variable has received from its independent auditor a report on the PHL Variable statutory financial statements that includes an “emphasis of matter” paragraph because there is substantial doubt about PHL Variable’s ability to continue as a going concern. In light of PHL Variable’s financial difficulty, there is significant risk that PHL Variable will be unable to fulfill its financial guarantees

Principal Risks of Investing in the Contract - Insurance Company Insolvency Risk; PHL Variable and the Separate Account; Contract Guarantees; Financial Statements

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under the contract. You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability.

RESTRICTIONS		LOCATION IN PROSPECTUS

Investments	• PHL Variable reserve the right to remove or substitute variable investment options available under the contract. • We reserve the right to limit transfers if frequent or large transfers occur.	PHL Variable and the Separate Account; Market Timing and Other Disruptive Trading

TAXES		LOCATION IN PROSPECTUS

Tax Implications

•  You should consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.

•  If you purchase the contract through a qualified retirement plan or individual retirement account (IRA), you do not receive any additional tax benefit.

•  Earnings on your contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1/2.

Federal Income Taxes

CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS

Investment Professional Compensation

We no longer make new sales of the contract.

To compensate those who have sold a contract in the past, we generally pay compensation as a percentage of purchase payments invested in the contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic, asset-based compensation in all or some years based on all or a portion of the Contract Value. To the extent permitted by FINRA rules, overrides and promotional incentives or cash and non-cash payments also may be provided to the broker-dealer through which a contract has been sold, based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the contract, including the recruitment

Sales of Variable Accumulation Contracts

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and training of personnel, production of promotional literature and similar services.

The existence of these compensation arrangements can create a conflict of interest that potentially could influence a registered representative to recommend this contract over another investment.

Exchanges	As a general matter, some investment professionals could have a financial incentive to offer you this contract in place of another contract you currently own. Similarly, some investment professionals may have a	Sales of Variable Accumulation Contracts

financial incentive to offer you a new contract in place of this one. You should only exchange a contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract. Currently, we do not offer this contract for new sales, and thus would not offer this contract in connection with such a replacement transaction.

Overview of the Contract

Important Adverse Developments Related to PHL Variable’s Financial Condition

In recent years, the financial condition of PHL Variable Insurance Company (“PHL Variable”) has continued to deteriorate. PHL Variable has become statutorily insolvent, and PHL Variable’s independent auditors have issued a report on the PHL Variable statutory financial statements that includes an “emphasis of matter” paragraph because there is substantial doubt about PHL Variable’s ability to continue as a going concern. PHL Variable’s financial guarantees – including with respect to annuity payments, death benefits, optional benefit riders, loans, and amounts in the Guaranteed Interest Account or other fixed account options, as applicable – are subject to PHL Variable’s financial strength and claims-paying ability. In light of PHL Variable’s financial difficulty, there is significant risk that PHL Variable will be unable to fulfill its financial guarantees under your contract.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability.

The Connecticut Insurance Commissioner of the Connecticut Insurance Department, PHL Variable’s primary state insurance regulator, may seek to take control of PHL Variable by obtaining a court order placing it into receivership. As of the date of this prospectus, it remains uncertain whether and when that will occur. In the event that PHL Variable is placed into receivership, then pursuant to Connecticut law, the Connecticut Insurance Commissioner would have broad authority in the management of PHL Variable’s business and affairs. In receivership, the Connecticut Insurance Commissioner could pursue either a rehabilitation or liquidation of PHL Variable. The Commissioner could also have power to unilaterally change the terms of outstanding contracts, subject to the review by the court. As part of these proceedings, if they were to occur, it is possible that your contract could be adversely affected or potentially even terminated. For example, pursuant to a court order, guarantees (e.g., annuity payments, death

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benefits, living benefits) could be reduced or terminated, contract features could be changed, contract fees and charges could be increased, distributions could be reduced, and/or new restrictions or reductions could be introduced.

As of March 2023, PHL Variable has been operating under the Administrative Supervision of the Connecticut Insurance Department. Management is evaluating plans to mitigate the current financial condition of PHL Variable. For so long as PHL Variable remains subject to the supervision and regulatory oversight of the Connecticut Insurance Department, PHL Variable generally will need approval from the Commissioner for business and governance activities other than those performed in the ordinary course of business. In addition, management is actively pursuing strategic transactions that could positively impact the capital and liquidity of PHL Variable. No assurance can be given that management will be successful in executing on any of these financial alternatives.

PHL Variable Accumulation Account (the “Separate Account”), which is the segregated asset account supporting the variable investment options under the contract, remains insulated from PHL Variable’s general account. However, it is important to understand that the Separate Account does not support PHL Variable’s financial guarantees. The Separate Account only supports the value of your investments in the variable investment options. If PHL Variable were to be dissolved in a receivership, in addition to your contract and financial guarantees potentially being terminated, the assets of the Separate Account may be liquidated and disbursed to Contract Owners, which could have negative tax consequences.

For additional information, see “Principal Risks of Investing in the Contract – Insurance Company Insolvency Risk” in this prospectus. Financial statements for PHL Variable and the Separate Account are included in the Statement of Additional Information, dated May 1, 2024, which is incorporated by reference into this prospectus. The Statement of Additional Information is available upon request.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability. If you retain your contract, there is a risk that the guarantees under your contract may be reduced or go entirely unfulfilled. If you surrender your contract, the contract and all guarantees under your contract will be terminated, and you could incur surrender charges, taxes, and tax penalties. Making additional purchase payments into the contract may increase your risk of loss related to PHL Variable’s financial insolvency.

The following is intended as a summary. Please read each section of this prospectus for additional detail.

General overview of the contract. This annuity contract is between you, as the Contract Owner, and PHL Variable. The contract is intended for those seeking income and for those seeking long-term tax-deferred accumulation of assets to provide income for retirement or other purposes. Those considering the contract for other purposes should consult with their tax advisors. Participants in qualified plans and IRAs should note that this contract does not provide any additional tax deferral benefits beyond those provided by the qualified plan or IRA and should not consider the contract for its tax treatment, but for its investment and annuity benefits.

Because the contract is designed for investors who intend to accumulate funds for retirement or other long-term financial purposes, the contract is best suited for those with a long term investment horizon. Although you have the ability to make partial withdrawals and/or fully surrender the contract at any time during the accumulation phase, the contract should not be viewed as a highly liquid investment. In that regard, withdrawals taken in the near term can result in you being assessed a surrender charge, which can be a significant amount. Failure to hold the contract for the long-term would mean that you lose the opportunity for the performance of your chosen investment options to grow on a tax-deferred basis. Thus, the contract’s features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the contract, has a long investment horizon, and has purchased the contract for retirement purposes or other long-term financial planning purposes. The contract is not intended for those who intend to engage in frequent trading among the variable investment options within the Separate Account.

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The contract has two phases – the accumulation period and the annuity period. During the accumulation period, you can apply purchase payments to your contract, and we provide a death benefit. You bear the investment risk, whether a gain or loss, for any Contract Value allocated to the Separate Account. Once you begin receiving annuity payments on the Maturity Date, your contract enters the annuity period. During the annuity period, we make annuity payments based on the Annuity Payment Option you elect. When you annuitize, you receive a stream of annuity payments and you will be unable to make withdrawals. Moreover, when you annuitize, the contract’s death benefit terminates.

The contract offers a combination of variable and fixed investment options. Investments in the variable options provide results that vary, and depend upon the performance of the underlying funds. The owner assumes the risk of gain or loss according to the performance of the underlying funds. Investments in the GIA provide guaranteed interest earnings subject to certain conditions. There is no guarantee that the Contract Value will equal or exceed payments made under the contract.

Additional information about each underlying fund is provided in Appendix A to this prospectus.

Purchase Payments and Transfers. You may make purchase payments any time until the Maturity Date, for non-qualified contracts. You can vary the amount and frequency of your purchase payments for non-qualified contracts. For IRA/qualified plan contracts, there are federal limitations regarding the amount of premium payments. Other than the Minimum Initial Payment, there are no required purchase payments.

You may also elect an asset allocation or strategic program through which to allocate your Contract Value. Participation in a program is optional. Although we may offer other programs in the future, whether those programs will be made available to both current and prospective Contract Owners will be determined at the sole discretion of PHL Variable.

Prior to the Maturity Date, you may elect to transfer all or any part of the Contract Value among one or more investment options or the GIA, subject to the limitations established for the GIA and the restrictions related to disruptive trading and market timing. After the Maturity Date under variable annuity payment options, you may elect to transfer all or any part of the Contract Value among one or more investment options. Transfers between the investment options are subject to disruptive trading and market timing restrictions.

Withdrawals. You may partially or fully surrender the contract any time for its Contract Value, less any applicable surrender charge, market value adjustment and premium tax. Each year you may withdraw part of your Contract Value free of any surrender charges. During the first contract year, you may withdraw the greater of 10% of the Contract Value as of the date of the first partial surrender or the amount of the “Required Minimum Distribution” (“RMD”), as defined in the Internal Revenue Code without a surrender charge.

Withdrawals may be subject to income tax on any gains plus a 10% penalty tax if the Contract Owner is under age 59 1/2.

Death Benefit. The contract provides for payment on the death of the Contract Owner or the annuitant any time before the Maturity Date of the contract. The death benefit for deaths occurring prior to age 85 and during the first year period following the contract date is the greater of the quantity (purchase payments less withdrawals) and the Contract Value as of the claim date. The death benefit for deaths occurring prior to age 85 and after the first year period following the contract date is the greater of the quantity (purchase payments less withdrawals) and the death benefit that would have been payable at the end of the previous year period plus purchase payments and less withdrawals subsequent to that date.

Loans

Loans are available only to plan participants in plans qualified under Section 403(b) of the Code. The loan is made by PHL Variable, and participant Contract Value withdrawn to be held as loan collateral is maintained in a segment of our general account. Taking a loan can result in adverse tax consequences. In addition, any amount you take as a loan will not participate in the investment performance of the Separate Account and will be charged interest.

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Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the contract. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender or make withdrawals from the contract, or transfer Contract Value between investment options. State premium taxes, ranging from 0.00% to 3.50%, depending upon the state, may also be deducted.

TRANSACTION EXPENSES

Maximum Deferred Surrender Charge (as a percentage of purchase payments withdrawn):	7%[1]
Transfer Charge[2]
Maximum	$20
Current	None

1

A declining surrender charge is assessed on withdrawals in excess of the free withdrawal amount, based on the date that the purchase payment being withdrawn was deposited. The surrender charge is 7% with respect to a purchase payment withdrawn before the payment is “aged” one complete year and decreases by 1% each subsequent year as the purchase payment ages. No surrender charge is deducted with respect to a purchase payment that is seven complete years old, or older (See “Deductions and Charges – Surrender Charges.”)

2	We reserve the right to impose a transfer charge of up to $20 per transfer after the first 12 transfers in each contract year. See “Deductions and Charges – Transfer Charges.”

The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including underlying fund fees and expenses).

ANNUAL CONTRACT EXPENSES

Administrative Expenses
Maximum	$35
Current[1]	$35
Base Contract Expenses (as a percentage of average Account Value) [2]	1.38%

Participant Loan Fee[3]	$15
Loan Interest Rate: equal to excess of interest rate charged on loan over interest credited to amount in loan collateral account. That loan interest rate differential generally is equal to 2%.

[1]

This charge, which we call the “annual administrative charge” is deducted annually on the contract anniversary on a pro rata basis from each investment option that you have selected. See “Deductions and Charges.”

[2]	Base Contract expenses consist of the mortality and expense risk fee equal to 1.25% annually and the daily administrative fee equal to 0.13% annually.
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Loans under the contract are available only to contracts sold to 403(b) plans. There is a $15 maximum administrative fee in connection with each loan, but currently we do not impose that charge. In addition to that possible fee, there is an interest rate differential. That is, interest charged on the loan will exceed interest you earn on your Contract Value held as loan collateral. The difference is a net cost to you.

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The next item shows the minimum and maximum total operating expenses charged by the underlying funds that you may pay periodically during the time that you own the contract. A complete list of underlying funds available under the contract, including their annual expenses, may be found at the back of this document in Appendix A.

ANNUAL UNDERLYING FUND EXPENSES

	Minimum	Maximum
Annual Underlying Fund Expenses[1]	0.27%	5.13%
(Expenses that are deducted from underlying fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

1	Underlying Fund expenses are as of 12/31/23, and can vary from year to year. The fees set forth here do not reflect the effect of any expense reimbursement arrangements or fee waiver arrangements.

EXPENSE EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, annual contract expenses, and annual underlying fund expenses.

The example assumes that you invest $100,000 in the contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the most expensive underlying fund expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$11,789	$22,541	$33,000	$60,201

(2) If you annuitize or do not surrender your contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$6,477	$19,115	$31,342	$60,201

Principal Risks of Investing in the Contract

There are risks associated with investing in the Contract. You can lose money in a variable annuity, including potential loss of your original investment. The value of your investment and any returns will depend on the performance of the underlying funds you select. Each fund may have its own unique risks.

Variable annuities are not a short-term investment vehicle. The surrender charge may apply for a number of years, so that the contract should only be purchased for the long-term. Under some circumstances, you may receive less than the sum of your purchase payments. In addition, full or partial withdrawals will be subject to income tax to the extent that they consist of earnings, and may be subject to a 10% income tax penalty if taken before age 59 1/2. Accordingly, you should carefully consider your income and liquidity needs before purchasing a contract.

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Insurance Company Insolvency Risk. In recent years, the financial condition of PHL Variable has continued to deteriorate due to mortality trends and economic conditions. As of December 31, 2023, PHL Variable’s total adjusted capital was at the mandatory control level, based on the risk-based capital calculation required of insurance entities by the Connecticut Insurance Department, exposing PHL Variable to the risk of regulatory action, which may include placing PHL Variable into receivership. Management has evaluated PHL Variable’s condition and concluded that there is substantial doubt about PHL Variable’s ability to continue as a going concern.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability.

PHL Variable’s financial guarantees – including with respect to annuity payments, death benefits, optional benefit riders, loans, and amounts held in the Guaranteed Interest Account or other fixed account options, as applicable – are subject to PHL Variable’s financial strength and claims-paying ability. In light of PHL Variable’s financial difficulty, there is significant risk that PHL Variable will be unable to fulfill its financial guarantees under the contract as they become due.

In March 2023, PHL Variable consented to administrative supervision by the Connecticut Insurance Commissioner (the “Commissioner”) of the Connecticut Insurance Department (the “Consent Order of Administrative Supervision”). PHL Variable’s financial strength and claims-paying ability was the primary reason and concern for it being placed under administrative supervision, pursuant to which, the Commissioner provides increased supervision and regulatory oversight. Under Connecticut law, administrative supervision represents a lesser invasive regulatory action than other regulatory actions available to the Commissioner when dealing with financially-stressed insurance entities. In general, for so long as PHL Variable remains subject to such supervision and regulatory oversight, PHL Variable will need approval from the Commissioner for business and governance activities other than those performed in the ordinary course of business. Since entering into the Consent Order of Administrative Supervision, PHL Variable and the Connecticut Insurance Department have been in regular communication regarding PHL Variable’s financial condition. While under administrative supervision, PHL Variable continues to be responsible for its contractual obligations to contract owners and, as of the date of this prospectus, remains current with all contractual guarantees and benefit payments.

However, since March 2023, PHL Variable has continued to face significant financial challenges and uncertainties. PHL Variable is financially stressed largely due to higher-than-expected mortality trends in its older-age universal life insurance business and significant volatility in claims. In addition, macro-economic conditions, including interest rate fluctuations, hardened reinsurance markets, and tightening credit spreads, among other challenging factors, have negatively impacted PHL Variable’s overall financial condition. PHL Variable has incurred a net loss of $173 million for the year ended December 31, 2023, with capital and surplus declining to $(135) million as of December 31, 2023. As of December 31, 2023, PHL Variable’s risk-based capital (RBC) ratio dropped to a mandatory control level under state law. PHL Variable continues to explore options to improve its financial condition, though its options remain limited. PHL Variable already ceased underwriting activities in 2019. Management is actively pursuing strategic transactions that could positively impact the capital and liquidity of PHL Variable. However, no assurance can be given that management will be successful in executing upon on any of these financial alternatives.

Furthermore, with respect to PHL Variable’s financial statements, PHL Variable cannot take full reserve credits. Most notably, PHL Variable has a reinsurance agreement with Concord Re, Inc. (“Concord”), a wholly-owned subsidiary of PHL Variable, pursuant to which PHL Variable transferred the economic risk under its life insurance and annuity products to Concord. During 2023, the value of the underlying collateral supporting the reinsurance agreement declined significantly, such that Concord’s capital and surplus was negative as of December 31, 2023. In addition, the PHL Variable subsidiary that provides Concord with capital support pursuant to an intercompany agreement (Palisado Re Inc.) also had negative capital and surplus as of December 31, 2023. As a result, PHL Variable cannot take a full reserve credit related to the Concord reinsurance agreement, resulting in a reserve credit impairment charge of $176 million for the year ended December 31, 2023.

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Based on PHL Variable’s current financial condition, PHL Variable is statutorily insolvent. Management estimates that PHL Variable has sufficient assets and liquidity to satisfy its contractual obligations through approximately 2038. However, the present value of expected policyholder and other obligations in excess of assets supporting those obligations beyond 2038 is projected to be less than 10% of total liabilities as of December 31, 2023. Readers should be cautioned that these estimates involve actuarial assumptions and the exercise of significant judgment that could prove incorrect. As a result, PHL Variable’s assets may become insufficient to meet its contractual obligations sooner, even significantly sooner, than 2038. Furthermore, regardless of PHL Variable’s remaining assets and liquidity, PHL Variable may be placed into receivership by the Commissioner, as discussed below.

Risk of Receivership. The Commissioner may decide to take control of PHL Variable by seeking a court order that places PHL Variable into receivership. The receivership order would likely direct the Commissioner to take possession and control of all or part of the property, books, accounts, documents, and other records of the insurer, and the directors and officers of the insurer would be automatically dismissed. Subject to the review powers of the court, a rehabilitation plan would be devised to correct the difficulties that led to the insurer being placed in receivership and potentially return it to the marketplace. The Commissioner, subject to the review powers of the court, would need to determine whether a rehabilitation of the insurer is likely to be successful, or if its problems are so severe that the appropriate course of action is to liquidate the insurer.

As of the date of this prospectus, it remains uncertain whether and when PHL Variable will be placed into receivership by the Commissioner, though it is possible that it could occur in the next 12 months. Given the financial condition of PHL Variable, exposing it to potential regulatory action, management has concluded that there is substantial doubt about PHL Variable’s ability to continue as a going concern.

In the event that PHL Variable is placed into receivership, then pursuant to Connecticut law, the Commissioner would have broad authority in the management of PHL Variable’s business and affairs. Upon court approval, the Commissioner could pursue either a plan of rehabilitation or a liquidation in accordance with state law. As part of these proceedings, if they were to occur, it is possible that your contract could be adversely affected or potentially even terminated. For example, pursuant to a court order, guarantees (e.g., annuity payments, death benefits, living benefits) could be reduced or terminated, contract features could be changed, contract fees and charges could be increased, distributions could be reduced, and/or new restrictions or reductions could be introduced. There is no way to predict the outcome of a receivership with certainty.

The Separate Account (i.e., the segregated asset account supporting the variable investment options under the contract) remains insulated from PHL Variable’s general account. See “PHL Variable and the Separate Account.” However, it is important to understand that the Separate Account does not support the contract’s financial guarantees. The Separate Account only supports the value of your investments in the variable investment options. If PHL Variable were to be dissolved in a receivership, in addition to your contract and financial guarantees potentially being terminated, the assets of the Separate Account may be liquidated and disbursed to Contract Owners, which could have negative tax consequences for you.

Financial statements for PHL Variable and the Separate Account are included in the Statement of Additional Information, dated May 1, 2024, which is incorporated by reference into this prospectus. The Statement of Additional Information is available upon request.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability. If you retain your contract, there is a risk that the guarantees under your contract may be reduced or go entirely unfulfilled. If you surrender your contract, the contract and all guarantees under your contract will be terminated, and you could incur surrender charges, taxes, and tax penalties. Making additional purchase payments into the contract may increase your risk of loss related to PHL Variable’s financial insolvency.

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Investment Risk. You bear the risk of any decline in the Contract Value caused by the performance of the underlying funds. Those underlying funds could decline in value very significantly, and there is a risk of loss of your entire amount invested. The risk of loss varies with each underlying fund. The investment risks are described in the prospectuses for the underlying funds. Even a variable investment option investing in a money market fund may have negative returns, particularly due to the fees and charges deducted at the variable investment option level. We do not promise that the underlying funds will meet their investment objectives.

If on any Valuation Date the total Contract Value equals zero, or the amount of premium tax you owe in connection with a contract surrender or partial withdrawal you made is greater than or equal to the Contract Value, the contract will immediately terminate without value.

Risks Related to Guaranteed Interest Account (GIA). The GIA is one investment option under the contract to which you may allocate purchase payments and Contract Value. You earn a fixed rate of interest under the GIA. In the current interest rate environment, that fixed interest rate may be low, and might be substantially less than what you might earn from other investment options under the contract. Payment of amounts under the GIA is contingent on our having the financial solvency to make such payments.

Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the contract, and prior to age 59 1⁄2 a tax penalty may apply. In addition, even if the contract is held for years before any withdrawal is made, withdrawals are taxable as ordinary income rather than capital gains.

Cyber Security and Business Continuity Risks. Our variable product business is dependent upon the effective operation of our computer systems and those of our business partners and service providers, and so our business may be vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cybersecurity incidents. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on systems and websites, unauthorized release of confidential customer information and other operational disruptions that could severely impede our ability to conduct our business and administer the Policy (e.g., calculate unit values or process transactions).

Financial services companies and their third-party service providers are increasingly the targets of cyber-attacks involving the encryption and/or threat to disclose personal or confidential information (e.g., ransomware) or disruptions of communications (e.g., denial of service) to extort money or for other malicious purposes. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources. The use of remote or flexible work arrangements, remote access tools and mobile technology have expanded potential targets for cyber-attack.

System failures and cybersecurity incidents affecting us, the funds, intermediaries and service providers may adversely affect us, our ability to administer the Policy and your interest in the Policy. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict. Although we undertake preventative and detective measures to protect our systems from cyber-attacks, there can be no guarantee that we or our service providers will be able to avoid all cybersecurity incidents affecting Policy Owners in the future. It is possible that a cybersecurity incident could persist for an extended period of time without detection.

We may also be exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, geo-political disputes, military actions, malicious acts and terrorist acts, any of which could adversely affect our ability to conduct business and administer the Policy. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our third-party service providers to perform their job responsibilities.

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PHL Variable and the Separate Account

We are PHL Variable Insurance Company, a Connecticut stock life insurance company incorporated on July 15, 1981. Our executive and our administrative offices are located at One American Row, Hartford, Connecticut, 06102-5056. PHL Variable Insurance Company is a life insurance company that provides life insurance and annuity products.

You should send any transaction request (e.g., premium payments), requests for general customer service forms, and all other correspondence to us at our Customer Service Office (see the Glossary for the address) or such other address that we have communicated in writing. Transaction requests received in good order (i.e., in form and substance acceptable to us) at that address on a given Valuation Date are priced based on the unit value as of the end of that Valuation Date. Transaction requests received in good order on a day other than a Valuation Date are priced based on the unit value in effect as of the end of the next Valuation Date. To meet our requirements for processing transactions, we may require that you use our forms.

On December 7, 1994, we established the Separate Account, a separate account created under the insurance laws of Connecticut. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and it meets the definition of a “separate account” under the 1940 Act. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Separate Account or of PHL Variable.

The Separate Account has several investment options with varying degrees of investment risk. You may make contributions to the Separate Account but you assume all of the investment risk for the contract value that you contribute and allocate to the Separate Account. Under Connecticut law these Separate Account assets are segregated from our general account and all income, gains or losses, whether or not realized, of the Separate Account must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses from any other business or activity of the insurer. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that an insurer conducts and as such are insulated from the creditors of the insurer. However, the assets in the Separate Account are attributable to more than one variable annuity product or to more than one variable life insurance product that we sell. Therefore, although these assets are insulated from our creditors, they all may be used to support Separate Account obligations. To the extent that the assets in the Separate Account become deficient for any reason, we will transfer assets from our General Account to the extent they are available. We reserve the right to add, remove, modify, or substitute any investment option in the Separate Account.

Obligations under the contracts are obligations of PHL Variable Insurance Company. You may make contributions to the GIA which is supported by the assets in PHL Variable’s general account and such contributions are not invested in the Separate Account. The GIA is part of the general account of PHL Variable (the “General Account”). The General Account supports all insurance and annuity obligations of PHL Variable and is made up of all of its general assets other than those allocated to any separate account such as the Separate Account. For more complete information, see the “GIA” section below.

Contract Guarantees

Any guarantee under the contract, such as interest credited to the GIA, or any guarantees provided by a rider are paid from our General Account. Therefore, any amounts that we may pay under the contract as part of a guarantee are subject to our long-term ability to make such payments. The assets of the Separate Account are available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the contracts supported by it. Under Connecticut law, insurance companies are required to hold a specified amount of reserves in order to meet the contractual obligations of their general account to contract owners. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that an insurer could incur as the result of its own investment of its general account assets, which could include bonds, mortgages, general real estate investments, and stocks.

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Important Adverse Developments Related to PHL Variable’s Financial Condition

In recent years, the financial condition of PHL Variable Insurance Company (“PHL Variable”) has continued to deteriorate. PHL Variable has become statutorily insolvent, and PHL Variable’s independent auditors have issued a report on the PHL Variable statutory financial statements that includes an “emphasis of matter” paragraph because there is substantial doubt about PHL Variable’s ability to continue as a going concern. PHL Variable’s financial guarantees – including with respect to annuity payments, death benefits, optional benefit riders, loans, and amounts in the Guaranteed Interest Account or other fixed account options, as applicable – are subject to PHL Variable’s financial strength and claims-paying ability. In light of PHL Variable’s financial difficulty, there is significant risk that PHL Variable will be unable to fulfill its financial guarantees under your contract.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability.

The Connecticut Insurance Commissioner of the Connecticut Insurance Department, PHL Variable’s primary state insurance regulator, may seek to take control of PHL Variable by obtaining a court order placing it into receivership. As of the date of this prospectus, it remains uncertain whether and when that will occur. In the event that PHL Variable is placed into receivership, then pursuant to Connecticut law, the Connecticut Insurance Commissioner would have broad authority in the management of PHL Variable’s business and affairs. In receivership, the Connecticut Insurance Commissioner could pursue either a rehabilitation or liquidation of PHL Variable. The Commissioner could also have power to unilaterally change the terms of outstanding contracts, subject to the review by the court. As part of these proceedings, if they were to occur, it is possible that your contract could be adversely affected or potentially even terminated. For example, pursuant to a court order, guarantees (e.g., annuity payments, death benefits, living benefits) could be reduced or terminated, contract features could be changed, contract fees and charges could be increased, distributions could be reduced, and/or new restrictions or reductions could be introduced.

As of March 2023, PHL Variable has been operating under the Administrative Supervision of the Connecticut Insurance Department. Management is evaluating plans to mitigate the current financial condition of PHL Variable. For so long as PHL Variable remains subject to the supervision and regulatory oversight of the Connecticut Insurance Department, PHL Variable generally will need approval from the Commissioner for business and governance activities other than those performed in the ordinary course of business. In addition, management is actively pursuing strategic transactions that could positively impact the capital and liquidity of PHL Variable. No assurance can be given that management will be successful in executing on any of these financial alternatives.

PHL Variable Accumulation Account (the “Separate Account”), which is the segregated asset account supporting the variable investment options under the contract, remains insulated from PHL Variable’s general account. However, it is important to understand that the Separate Account does not support PHL Variable’s financial guarantees. The Separate Account only supports the value of your investments in the variable investment options. If PHL Variable were to be dissolved in a receivership, in addition to your contract and financial guarantees potentially being terminated, the assets of the Separate Account may be liquidated and disbursed to Contract Owners, which could have negative tax consequences.

For additional information, see “Principal Risks of Investing in the Contract – Insurance Company Insolvency Risk” in this prospectus. Financial statements for PHL Variable and the Separate Account are included in the Statement of Additional Information, dated May 1, 2024, which is incorporated by reference into this prospectus. The Statement of Additional Information is available upon request.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability. If you retain your contract, there is a risk that the guarantees under your contract may be reduced or go entirely unfulfilled. If you surrender your contract, the contract and all guarantees under your contract will be terminated, and you could incur surrender charges, taxes, and tax penalties. Making additional purchase payments into the contract may increase your risk of loss related to PHL Variable’s financial insolvency.

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The Variable Investment Options

You choose the variable investment options to which you allocate your purchase payments. These variable investment options are investment options of the Separate Account. The investment options invest in the underlying funds. You are not investing directly in the underlying funds. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the underlying fund is likely to be different from that of the retail mutual fund, and you should not compare the two.

The underlying funds offered through this product were selected by the Company based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, recommendations of fund families or distributors, and/or the capability and qualification of each sponsoring investment firm. Another factor the Company considered was whether the underlying fund or an affiliate of the underlying fund would compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the underlying fund’s investment advisor, or its distributor. The types of compensation paid to the Company by an underlying fund and/or its affiliate are discussed further in the section immediately below entitled “Administrative, Marketing and Support Service Fees”.

The Company periodically reviews the selection of underlying funds offered through this product based on various criteria, including (but not limited to) the criteria described above. Upon review, the Company may add new underlying funds or, subject to applicable law, remove underlying funds. The Company may also restrict allocation of additional premium payments or transfers to an underlying fund if the Company determines the underlying fund no longer meets one or more criteria and/or if the underlying fund has not attracted significant contract owner assets. The Company’s decision whether to add, remove, or restrict an underlying fund may be influenced by whether, and the extent to which, the underlying fund makes payments to the Company.

In addition, if any of the underlying funds become unavailable for allocating premium payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the Contract, we may substitute another variable investment option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new variable investment options available.

Each investment option of the Separate Account is subject to market fluctuations and the risks that come with the ownership of any security; and there can be no assurance that any investment option will achieve its stated investment objective.

Information regarding each underlying fund, including (i) its name (ii) its type (e.g., money market fund, bond fund, balanced fund etc.) or a brief statement concerning its investment objectives (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in the Appendix to this prospectus. Each underlying fund has issued a prospectus that contains more detailed information about the fund. You can obtain this information at no cost by calling 1-800-541-0171 or by going to our website at https://dfinview.com/Nassau-PHL/TAHD/NAS000013. You can also send an email request to customer_contact_center@nfg.com.

Administrative, Marketing and Support Service Fees

The Company and/or the principal underwriter for the Contracts have entered into agreements with the investment adviser, subadviser, distributor, and/or affiliated companies of the underlying funds. These

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agreements compensate the Company and/or the principal underwriter for the Contracts for providing certain administrative, marketing, or other support services to the underlying funds.

Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and the principal underwriter for the Contracts incur in promoting, issuing, distributing and administering the Contracts. As stated previously, such payments are a factor in choosing which funds to offer in the Company’s variable products. These payments may be significant and the Company and its affiliates may profit from them.

The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the contract or other contracts offered by the Company. The amount of the fee that an underlying fund and its affiliates pay the Company and/or the Company’s affiliates is negotiated and varies with each underlying fund. Aggregate fees relating to the different underlying funds may be as much as 0.40% of the average net assets of an underlying fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the distribution and/or service fees (Rule 12b-1 fees) that are paid by an underlying fund out of its assets as part of its total annual operating expenses and is not paid directly from the assets of your variable insurance product.

These payments reflect in part the administrative service expense savings derived by the funds by having a sole shareholder rather than multiple shareholders in connection with the Separate Account’s investments in the funds.

These administrative services may include, but are not limited to, providing information about the funds from time to time, answering questions concerning the funds, including questions respecting Variable Contract owners’ interests in one or more of the funds, distributing, printing, and mailing of: the underlying funds’ prospectus and any applicable supplement; annual and semi-annual reports; proxy materials (including tabulating and transmitting proxies executed by or on behalf of the contract owner); electronic and teleservicing support in connection with the funds; maintenance of investor records reflecting shares purchased, redeemed, transferred and share balances, and conveyance of that information to the fund.

For additional information concerning the available investment options, please see Appendix A.

GIA

In addition to the Separate Account, you may allocate purchase payments or transfer values to the GIA. Amounts you allocate or transfer to the GIA become part of our general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a minimum rate of return on the allocated amount, as provided under the terms of your product. Although we are not obligated to credit interest at a higher rate than the minimum, we may credit interest at a higher rate than the minimum for new and existing deposits.

We reserve the right to limit total deposits to the GIA, including transfers, to no more than $250,000 during any one-week period per contract.

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Prior to the maturity date, you may make transfers into or out of the GIA subject to the restrictions described in this section. In general, you may make only one transfer per contract year out of the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the Contract Value in the GIA as of the date of the transfer. Also, the Contract Value allocated to the GIA may be transferred out to one or more of the investment options over a consecutive 4-year period according to the following schedule:

• Year One:	25% of the total value

• Year Two:	33% of remaining value

• Year Three:	50% of remaining value

• Year Four:	100% of remaining value

Transfers from the GIA may also be subject to other rules as described throughout this prospectus. The GIA is available only during the accumulation phase of your contract.

Because of exemptive and exclusionary provisions, we have not registered interests in our General Account under the Securities Act of 1933. Also, we have not registered our General Account as an investment company under the 1940 Act, as amended. Therefore, neither the General Account nor any of its interests are subject to these Acts. These disclosures are subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

GIA Restrictions

Payments and transfers to the GIA are subject to a maximum GIA percentage (the “Maximum GIA Percentage”). The Maximum GIA Percentage is the maximum amount of a purchase payment or total Contract Value that can be allocated to the GIA. The maximum amount is expressed as a percentage, and that percentage will never be less than 5%.

In general, for contracts issued on or after March 31, 2003, purchase payments and transfers to the GIA are subject to the Maximum GIA Percentage. Certain exceptions and state variations may apply. Review your contract or contact our Customer Service Office for more information.

In addition, we may not permit transfers into the GIA during the first year, nor allow any transfers during subsequent years that would result in GIA investments exceeding the Maximum GIA Percentage of Contract Value.

These restrictions as well as the availability of the GIA are subject to state insurance department approval. GIA may not be available in all states. Note, additional restrictions related to transfers to and from the GIA may be noted throughout this prospectus.

Deductions and Charges

Annual Administrative Charges

We deduct an annual administrative charge from the Contract Value. This charge is used to reimburse us for some of the administrative expenses we incur in establishing and maintaining the contracts.

The maximum and current annual administrative charge under a contract is $35. A reduced charge may apply in certain situations. We may at our discretion waive this charge for those contracts maintaining Contract Values in excess of $50,000 on the contract anniversary date. This charge is deducted from each investment option and GIA in which you are invested on a pro rata basis. This charge may be decreased but will never increase. This charge is deducted on the contract anniversary date for services rendered during the preceding

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contract year. Upon surrender of a contract, the entire annual administrative charge of $35 is deducted regardless of when the surrender occurs. If you elect Annuity Payment Options I, J, K, M or N, the annual administrative charge after the Maturity Date will be deducted from each annuity payment in equal amounts.

We may reduce the annual administrative charges for contracts issued under tax-qualified plans other than IRAs, and for group or sponsored arrangements such as Internal Revenue Code Section 403(b) or 457 Plans. Generally, administrative costs per contract vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain characteristics of its members, the purposes for which the contracts are purchased and other factors. The amount of reduction will be considered on a case-by-case basis but will be applied in a uniform, nondiscriminatory manner that reflects the reduced administrative costs expected as a result of sales to a particular group or sponsored arrangement.

Daily Administrative Fee

We make a daily deduction charge from the Contract Value to cover the costs of administration. The current fee is based on an annual rate of 0.125% and is taken against the net assets of the investment options. It compensates the company for administrative expenses that exceed revenues from the annual administrative charge described above. (This fee is not deducted from the GIA).

Mortality and Expense Risks Fee

While you bear the investment risk of the variable investment options in which you invest, once the contract has been converted to a fixed annuity, the annuity payments are guaranteed by us. We assume the risk that annuitants as a class may live longer than expected (necessitating a greater number of annuity payments) and that our expenses may be higher than the deductions for such expenses.

In assuming the mortality risk, we agree to continue life annuity payments, determined in accordance with the annuity tables and other provisions of the contract, to the Annuitant or other payee for as long as he or she may live.

To compensate for assuming these risks, we charge each investment option the daily equivalent of .40% annually of the current value of the investment option’s net assets for mortality risks assumed and the daily equivalent of .85% annually for expense risks assumed. (See the contract schedule pages.) No mortality and expense risk charge is deducted from the GIA. If the charges prove insufficient to cover actual insurance underwriting costs and excess administrative costs, then the loss will be borne by us; conversely, if the amount deducted proves more than sufficient, the excess will be a profit to PHL Variable.

We have concluded that there is a reasonable likelihood that the distribution financing arrangement being used in connection with the contract will benefit the Separate Account and the contract owners.

Surrender Charges

A surrender charge may apply to withdrawals of purchase payments or a full surrender of the contract prior to the Maturity Date or after the Maturity Date under Variable Annuity Payment Options K or L. The amount (if any) of a surrender charge depends on whether your purchase payments are held under the contract for a certain period of time. The surrender charge is designed to recover the expense of distributing contracts that are terminated before distribution expenses have been recouped from revenue generated by these contracts. These are contingent charges because they are paid only if you surrender your contract. They are deferred charges because they are not deducted from purchase payments. The surrender charge schedule is shown in the chart below. No surrender charge will be taken from death proceeds. Surrender charges will also be waived when you begin taking annuity payments provided your contract has been in effect for five years. No surrender charge will be taken after the annuity period has begun except with respect to unscheduled withdrawals under Annuity Payment Option K or L below. See “Annuity Options.” Any surrender charge is imposed on a first-in, first-out basis.

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Up to 10% of the Contract Value may be withdrawn in a contract year, either in a lump sum or by multiple scheduled or unscheduled amounts without the imposition of a surrender charge. If the RMD is greater than 10% of the Contract Value, the RMD, as defined in the Code may be made without a surrender charge. During the first contract year, the 10% withdrawal without a surrender charge will be determined based on the Contract Value at the time of the first partial withdrawal. In subsequent years, the 10% will be based on the previous contract anniversary value. The deduction for surrender charges, expressed as a percentage of the value of the purchase payments being withdrawn in excess of the 10% allowable amount, is as follows:

Percent	7%	6%	5%	4%	3%	2%	1%	0%
Age of Payment in Complete Years	0	1	2	3	4	5	6	7+

If the Annuitant or owner dies before the Maturity Date of the contract, the surrender charge described in the table above will not apply.

You may request that the surrender charge be deducted from the amount you have requested as a withdrawal, in which case the amount you actually receive will be reduced to reflect the surrender charge amount. Alternatively, you may request that the net amount you receive be a specified dollar amount, in which case we “gross up” the withdrawal amount so you receive the amount you requested and surrender charges are taken instead from your Contract Value. Any distribution costs not paid for by surrender charges will be paid by PHL Variable from the assets of the General Account.

When we withdraw an amount from your Contract Value to cover that surrender charge, we will deduct the charge from the affected investment options and GIA on a pro rata basis, and will not assess another surrender charge against that withdrawal.

Tax

Tax is considered to be any tax charged by a state or municipality on premium payments, whether or not characterized as purchase payment premium tax (or premium tax). It is also other state or local taxes imposed or any other governmental fees which may be required based on the laws of the state or municipality of delivery, the owner’s state or municipality of residence on the contract date. Taxes on premium payments currently range from 0% to 3.5% (the amount of state premium payment tax, if any, will vary from state to state), depending on the state. We will pay any premium payment tax, any other state or local taxes imposed or other governmental fee due and will only reimburse ourselves upon the remittance to the applicable state.

We reserve the right, when calculating unit values, to deduct a credit or fee with respect to any taxes we have paid for or reserved during the valuation period that we determine to be attributable to the operation of a fund. There are currently no federal taxes charged on premium payments for which we are presently making any deduction.

Transfer Charge

Currently, there is no charge for transfers; however, we reserve the right to charge a transfer fee of up to $20 per transfer after the first 12 transfers in each contract year to defray administrative costs.

Loans to 403(b) plan participants

We also provide, as an administrative service to 403(b) plan participants, the ability to take a loan that is secured by the participant’s Contract Value. We impose a one-time administrative fee of $15 for processing any such loan. In addition, you should be aware that you incur a cost, which is in the form of the difference between the interest rate charged to you on the loan and the interest rate earned on your funds held in the collateral account supporting the loan. That loan interest rate differential generally is equal to 2%.

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Other Charges

Charges are deducted from, and expenses paid out of, the assets of the underlying funds, as described in the prospectuses for the funds.

The Accumulation Period

The accumulation period is that time before annuity payments begin that your payments into the contract remain invested.

Accumulation Units

An accumulation unit is used to calculate the value of a contract. Each investment option has a corresponding accumulation unit value. Additional purchase payments allocated to investment options are used to purchase Accumulation Units of the investment option (s), at the value of such units next determined after the receipt of the purchase payment at our Customer Service Office. The number of Accumulation Units of an investment option purchased with a specific purchase payment will be determined by dividing the purchase payment by the value of an Accumulation Unit in that investment option next determined after receipt of the purchase payment. The value of the Accumulation Units of an investment option will vary depending upon the investment performance of the applicable underlying fund, the expenses charged against the fund and the charges and deductions made against the investment option.

Accumulation Unit Values

On any date before the Maturity Date of the contract, the total value of the Accumulation Units in an investment option can be computed by multiplying the number of such units by the value of an Accumulation Unit on that date. The value of an Accumulation Unit on a day other than a Valuation Date is the value of the Accumulation Unit on the next Valuation Date. The number of Accumulation Units credited to you in each investment option and their current value will be reported to you at least annually.

Purchase of Contracts

The contract is no longer offered to new investors. Thus, the discussion in this section concerning the procedures for the initial acquisition of the contract reflects the procedures that applied when new sales of the contract were made.

We require minimum initial payments of:

•	Non-qualified plans—$1,000

•	Individual Retirement Annuity (“IRA”)/Qualified plans—$1,000 annually per contract

The contract is no longer offered for new sales.

The initial payment is due and payable before the contract becomes effective. Generally, we require minimum subsequent payments of $25. An automated payment or bank draft service may be available under certain, very limited circumstances. Contact our Customer Service Office for information regarding this service.

The minimum age of the proposed owner to purchase a Contract is the age of majority in the state where the Contract is being purchased, or a guardian must act on your behalf. Generally, a contract may not be purchased for a proposed annuitant who is 81 years of age or older. Total payments in excess of $1,000,000 cannot be made without the permission of PHL Variable. While the Annuitant is living and the contract is in force, payments may be made any time before the Maturity Date of a contract for non-qualified contracts. If the contract is an IRA/qualified plan, federal law limits the age after which further purchase payments are permitted and the amount of purchase payments.

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Your initial payments will be applied within two business days of our receipt if the application for a contract is complete. If an incomplete application is completed within five business days of receipt by our Customer Service Office, your payment will be applied within two business days of the completion of the application. If our Customer Service Office does not accept the application within five business days or if an order form is not completed within five business days of receipt by our Customer Service Office, then your payment will be immediately returned. You may request us to hold your purchase payment after the five day period while the application is completed and within two business days after completion we will apply your purchase payment. Please note that prior to the completion of your application or order form, we will hold the purchase payment in a suspense account, which is a noninterest bearing account. Additional payments allocated to the GIA are deposited on the date of receipt of payment at our Customer Service Office. Additional payments allocated to investment options are used to purchase Accumulation Units of the investment option(s), at the value of such Units next determined after the receipt of the payment at our Customer Service Office.

Payments received under the contracts will be allocated in any combination to any investment option and GIA, in the proportion specified in the application for the contract or as otherwise indicated by you from time to time. Initial payments may, under certain circumstances, be allocated to the money market investment option. Changes in the allocation of payments will be effective as of receipt by our Customer Service Office of notice of election in a form satisfactory to PHL Variable and will apply to any payments accompanying such notice or made subsequent to the receipt of the notice, unless otherwise requested by you. In particular, such current allocation instructions are what we will follow when determining how to allocate a purchase payment we receive that lacks separate allocation instructions or that is not in good order with respect to its allocation instructions.

For certain eligible groups, we may reduce the initial or subsequent payment amount we accept for a contract. Qualifications for such reduction follow:

•	the makeup and size of the prospective group; or

•	the method and frequency of payments; and

•	the amount of compensation to be paid to registered representative(s) on each payment.

Any reduction will not unfairly discriminate against any person. We will make any such reduction according to our own rules in effect at the time the payment is received. We reserve the right to change these rules from time to time.

Benefits Available Under the Contract

The following table summarizes information about the benefits under the contract.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit

•  Upon death of owner or Annuitant prior to age 85, death benefit payable is equal to greater of (i) death benefit that would have been payable at end of previous year period, plus any purchase payments and less any withdrawals made since that date and

		Standard	None	• If death benefit proceeds are not paid in single lump sum or no payment election is made, proceeds of more than $5000 are applied to the Concierge Account (a retained asset account)

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
(ii) Contract Value as of claim date. • If death occurs after the Annuitant’s 85th birthday, death benefit simply equals Contract Value as of claim date.

Asset Allocation and Strategic Programs	Programs involving allocation of contract value to underlying funds, designed to maximize returns and limit effects of market volatility for given level of risk tolerance	Standard	None	• May participate in only one program at a time • Programs may be discontinued or modified in the future

Asset Rebalancing Program	Automatically rebalances selected investment options to maintain original percentage allocations	Standard	None	• Cannot use while Dollar Cost Averaging Program in effect • Does not permit transfers to or from GIA

Interest Investment Program	Automatically transfers interest earned on premium allocated to GIA to investment options within Separate Account	Standard	None

•   Must have at least $10,000 in GIA at all times to keep program in effect

•   Transfers under program not subject to general restrictions applicable to GIA transfers

•   Not available to those investing via bank draft program or while Dollar Cost Averaging Program or Asset Rebalancing Program in effect (the bank draft program

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
allows the customer to make annuity purchase payments through a direct transfer of funds from a bank account)

Dollar Cost Averaging Program	Automatically transfers Contract Value to underlying fund investment options or GIA on monthly, quarterly, semiannual, or annual basis	Standard	None

•   Subject to minimum initial and subsequent transfer amounts

•   Transfers under program not subject to general restrictions applicable to GIA transfers

•   Not available to those investing via bank draft program (the bank draft program allows the customer to make annuity purchase payments through a direct transfer of funds from a bank account)

Systematic Withdrawal Program	Automatically withdraws Contract Value proportionally from Separate Account investment options and GIA	Standard	None	• Not available on or after Maturity Date • Surrender charges, income taxes, penalty taxes, and premium taxes may apply • Systematic withdrawals will reduce the Contract Value

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
and the death benefit

Loan Feature for participants in Section 403(b) plans	Allows 403(b) plan participants to take a loan against their Contract Value	Optional	For processing each loan, there is a maximum potential fee of $15. In addition, there is the loan interest rate differential, generally equal to 2%

•   Loans may reduce the Contract Value and the death benefit, and may have tax consequences

•   The portion of the Contract Value held as loan collateral does not participate in the investment performance of the variable investment options

Waiver of Surrender Charge	Surrender charges waived in certain scenarios (e.g., during first contract year withdraw up to 10% of Contract Value without a surrender charge)	Standard	No additional charge for sales charge waiver provisions	• Absent such waivers, you may pay a surrender charge upon a withdrawal

Additional Programs

Depending on the terms of your specific contract, you may be eligible to elect one of the additional programs described below.

Asset Allocation and Strategic Programs

Asset allocation and strategic programs (referred to as “programs” throughout this section) are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The programs reflect the philosophy that diversification among asset classes may help reduce volatility and boost returns over the long term. An asset class is a category of investments that have similar characteristics, such as stocks, or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer (government, corporate, municipal).

For ease of reference, throughout this section of the prospectus, we refer to these asset allocation and strategic programs, simply as “programs”, and we refer to the asset allocation options available within the programs, as “options.”

You may participate in only one program at a time. Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option, or may offer other asset allocation services. For the most current information on any program or option, please contact your registered representative.

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Selecting a Program and Option

If you are interested in adding a program, consult with your registered representative to discuss your choices. For certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon, and risk tolerance. You should periodically review these factors to determine if you need to change programs or options. Subject to the terms of your specific contract and any optional riders purchased, you may, at any time, switch your current program or option to another program or cancel your participation in a program at any time, and later re-enroll in a program, after first consulting with your registered representative and then contacting our Customer Service Office (see Glossary for address). If you are enrolled in a program that is eliminated, you will receive notice and you may (depending on the terms of your specific contract and any optional riders purchased) be enrolled in an alternative program or choose, in consultation with your registered representative, among the other programs available at that time.

The following programs are currently available, except as indicated:

•	AllianceBernstein VPS Balanced Hedged Allocation Portfolio

The AllianceBernstein VPS Balanced Hedged Allocation Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. Investments in real estate investment trusts, or REITs, are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the portfolio. The targeted blend for the non-REIT portion of the equity component is an equal weighting of growth and value stocks. This asset allocation option is rebalanced as necessary in response to markets.

•	Franklin Templeton Founding Investment Strategy

Through the Franklin Templeton Founding Investment Strategy, purchase payments and Contract Value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the Contract Value allocated to the three investment options back to the original allocation percentages in each investment option.

•	Franklin Income VIP Fund—34%

•	Franklin Mutual Shares VIP Fund—33%

•	Templeton Growth VIP Fund—33%

•	Franklin Templeton Perspectives Allocation Strategy

Through the Franklin Templeton Perspectives Allocation Strategy, purchase payments and Contract Value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the Contract Value allocated to the three investment options back to the original allocation percentages in each investment option.

•	Franklin Flex Cap Growth VIP Fund—34%

•	Franklin Mutual Shares VIP Fund—33%

•	Templeton Growth VIP Fund—33%

•	Phoenix-Ibbotson Strategic Asset Allocation—(Closed to new investors effective June 22, 2009)

Since June 22, 2009, new elections of these asset allocation options have not been allowed. Thus, the discussion here is pertinent only to those who had opted for this program prior to that date and who continue to participate in the program.

PHL Variable and Ibbotson Associates have developed five asset allocation options, each comprised of selected combinations of investment options. Except as noted above, the options approved for use are:

•	Conservative Portfolio which seeks conservation of capital and has a portfolio allocation more heavily weighted in fixed income investments than in equities.

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•

Moderately Conservative Portfolio which primarily seeks current income, with capital growth as a secondary objective, and has a portfolio allocation of approximately equal weightings in equities and fixed income investments.

•

Moderate Portfolio which seeks long-term capital growth and current income with emphasis on current growth, and has a portfolio allocation more heavily weighted in equities than in fixed income investments.

•

Moderately Aggressive Portfolio which seeks long-term capital growth with current income as a secondary objective, and has more than three quarters of the portfolio in equities and less than one quarter in fixed income investments.

•	Aggressive Portfolio which seeks long-term capital growth and is invested primarily in equities.

On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your purchase payments (Contract Value for in force policies), however, will not be allocated in accordance with the updated options unless you specifically request we do so. If you elect to participate in this program on and after September 10, 2007, on an annual basis, we will reallocate the Contract Value allocated to the investment options included in the program so that, following this reallocation, the percentage in each investment option equals the percentage originally used for the program. We will make this reallocation effective on the valuation date immediately preceding each anniversary of your contract date for as long as the asset allocation program is in effect for your contract. You should consult with your registered representative for the most current information on this program and the options within the program.

•	Morningstar Asset Allocation Series

The Morningstar Asset Allocation Series (“the Series”) are risk-based portfolios (“Portfolios”) that invest in ETFs, which are typically structured as open-end investment companies or unit investment trusts. The Series were designed on established principles of asset allocation and are intended to provide various levels of potential return for a targeted level of risk. The Series’ asset allocation policy is dynamically managed to consider changes in the economy or markets. The Portfolios in the Series are continuously managed to the asset allocation policy. The Portfolio options approved for use are:

•	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II

•	Morningstar Balanced ETF Asset Allocation Portfolio – Class II

•	Morningstar Growth ETF Asset Allocation Portfolio – Class II

•	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II

If you should elect any of the Portfolios listed above, transfers made under these programs will not be counted toward the 12 transfers per year after which we may impose a transfer fee.

If you should elect any of the programs listed below, transfers made under these programs will not reduce the 12 transfers per year limit under this contract.

Asset Rebalancing Program

The Asset Rebalancing Program allows you to specify the percentage levels you would like to maintain among the investment options. Asset Rebalancing does not permit transfers to or from the GIA.

We will automatically rebalance contract values among the investment options to maintain your selected allocation percentages. You can choose to have us make these transfers monthly, quarterly, semiannually or annually. These transfers will occur on the date you specify (provided we receive the request in good order),

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unless the specified date falls on a holiday or weekend, in which case the transfers will occur on the next succeeding Valuation Date. You may start or discontinue this program at any time by submitting a written request to or calling our Customer Service Office.

The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market.

Except as described below, the Asset Rebalancing Program is not available while the Dollar Cost Averaging Program is in effect.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount to the investment options or GIA on a monthly, quarterly, semiannual or annual basis. Generally, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semiannually or $300 annually. You must have an initial value of $2,000 in the GIA or in the investment option from which funds will be transferred (sending investment option), and if the value in that investment option or the GIA drops below the amount to be transferred, the entire remaining balance will be transferred and no more systematic transfers will be processed. Also, payments of $1,000,000 or more require our approval before we will accept them for processing. Funds may be transferred from only one sending investment option or from the GIA but may be allocated to multiple receiving investment options. Under the Dollar Cost Averaging Program, you may transfer approximately equal amounts from the GIA over a period of 6 months or longer. Transfers under the Dollar Cost Averaging Program are not subject to the general restrictions on transfers from the GIA.

Upon completion of the Dollar Cost Averaging Program, you must notify us at 800/541-0171 or in writing to our Customer Service Office to start another Dollar Cost Averaging Program.

All transfers under the Dollar Cost Averaging Program will be processed on the date you specify (provided we receive the request in good order). If you do not specify a date, the transfer will be processed on the basis of values next determined after receipt of the transfer request in good order. If either of these dates fall on a holiday or weekend, then the transfer will occur on the next succeeding Valuation Date.

The Dollar Cost Averaging Program is not available to individuals who invest via a bank draft program. Except as described below, the Dollar Cost Averaging Program is not available to individuals while the Asset Rebalancing Program is in effect.

The Dollar Cost Averaging Program does not ensure a profit nor guarantee against a loss in a declining market. There is no cost associated with participating in this program.

We may at different times offer additional or multiple Dollar Cost Averaging Programs, such as an Enhanced Dollar Cost Averaging Program. If elected, an Enhanced Dollar Cost Averaging Program would entitle you to an enhanced GIA interest rate for value, less applicable contract charges, allocated to the GIA (Net Value) for a specified period of time.

You may cancel an Enhanced Dollar Cost Averaging Program at any time. Choosing to cancel an Enhanced Dollar Cost Averaging Program prior to the end of your chosen program period will not change the enhanced GIA interest rate you are being credited.

All transfers under the Enhanced Dollar Cost Averaging Program will be processed on the basis of values next determined after receipt of the transfer request in good order. If that day falls on a holiday or weekend, then the transfer will be processed on the next succeeding business day.

In the event of an early cancellation, the enhanced GIA rate will only be applied to the Net Value allocated to your program from the start date of your program to your cancellation date. The cancellation date is the Valuation Date we receive your cancellation request in good order at our Customer Service Office.

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After the cancellation date, you may transfer the Net Value that was invested in the Enhanced Dollar Cost Averaging Program from the GIA to the investment options without being subject to the Maximum GIA Percentage.

We reserve the right to modify, suspend, or terminate any Dollar Cost Averaging Program we offer.

Use of Dollar Cost Averaging with Asset Rebalancing and Allocation Programs

If you elect to participate in the Franklin Templeton Perspectives Allocation Model, Franklin Templeton Founding Investment Strategy, or the Phoenix-Ibbotson Strategic Asset Allocation Program then you may also elect to participate in the following programs:

1.	Dollar Cost Averaging or Enhanced Dollar Cost Averaging; and

2.

Asset Rebalancing with monthly rebalancing in the Franklin Templeton Perspectives Allocation Model or the Franklin Templeton Founding Investment Strategy, or Asset Rebalancing with annual rebalancing in the Phoenix-Ibbotson Strategic Asset Allocation Program.

If you elect both the Enhanced Dollar Cost Averaging and the Asset Rebalancing Program, your entire dollar cost averaging transfer amount must be allocated to the Allocation Program in effect for your contract.

Interest Investment Program

We may at different times offer an Interest Investment Program. Under this program, interest earned on purchase payments allocated to the GIA will automatically be transferred out to any of the investment options under the Separate Account.

You may elect to transfer interest earned on purchase payments allocated to the GIA on a monthly, quarterly, semiannual or annual basis.

The amount that we transfer under the program will be based on the interest earned for the period you elect. We will process the automatic transfers on the first day of the month for the period that applies following our receipt of your transfer request. Should the first day of the applicable month fall on a holiday or weekend, we will process the transfer on the next business day.

You must have a value of $10,000 in the GIA at all times to keep this program in effect. If the value in the GIA drops below $10,000 for any reason, then no more automatic transfers will be processed under the program. To start or stop the Interest Investment Program, you must notify us at 800/541-0171 or send a written request to our Customer Service Office.

Transfers under the Interest Investment Program are not subject to the general restrictions on transfers from the GIA.

The Interest Investment Program is not available to individuals who invest via a bank draft program or while the Dollar Cost Averaging Program or Asset Rebalancing Program are in effect.

The Interest Investment Program does not ensure a profit nor guarantee against a loss in a declining market. There is no charge associated with participating in this program.

Systematic Withdrawal Program

Prior to the Maturity Date, you may partially withdraw amounts automatically on a monthly, quarterly, semiannual or annual basis under the Systematic Withdrawal Program. You may withdraw a specified dollar amount or a specified percentage. The withdrawals are taken from the Contract Value with each investment option and GIA bearing a pro rata share.

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The minimum withdrawal amount is $100. Withdrawals will be processed on the date you specify (provided we receive the request in good order) unless the specified date falls on a holiday or weekend, in which case the transfers will occur on the next succeeding Valuation Date. If no date is specified by you, then withdrawals will be processed on each monthly contract anniversary. Any applicable premium tax and surrender charges will be applied to the withdrawal.

You may start or terminate this program by sending written instructions to our Customer Service Office in the manner and format specified by us. This program is not available on or after the Maturity Date. There is no charge for participating in this program.

Surrender of Contract and Withdrawals

If the Annuitant is living, amounts held under the contract may be withdrawn in whole or in part prior to the Maturity Date, or after the Maturity Date under Variable Annuity Payment Options K or L. Under Annuity Option K and Annuity Option L (discussed below in the Annuity Payments Option section), you can receive annuity payments under those options and also take unscheduled withdrawals. To make an unscheduled withdrawal, you would complete and submit our prescribed form just as you would do with respect other types of partial withdrawals. There is no free withdrawal amount with respect to an unscheduled withdrawal under Annuity Options K and L, and thus, you are subject to a surrender charge. Please be aware that if you were to exhaust the Contract Value through such unscheduled withdrawals, the Contract would terminate. From a federal tax perspective, unscheduled withdrawals are treated in the same manner as other partial withdrawals. If you surrender the contract, the proceeds you receive upon surrender will be reduced by the amount of any outstanding loan and accrued loan interest.

If the annuitant is living, amounts held under the contract may be withdrawn in whole or in part prior to the Maturity Date, or after the Maturity Date under Variable Annuity Payment Options K or L.

Prior to the Maturity Date, you may withdraw up to 10% of the Contract Value in a contract year, either in a lump sum or by multiple scheduled or unscheduled withdrawals, without the imposition of a surrender charge. If the RMD is greater than 10% of the Contract Value, the RMD may be made without the imposition of a surrender charge. During the first contract year, the 10% or RMD withdrawal without a surrender charge is available only on contracts issued on or after May 1, 1996, and will be determined based on the Contract Value at the time of the first partial withdrawal. In all subsequent years, the 10% or RMD will be based on the previous contract anniversary value. Withdrawals are subject to income tax on any gain plus a 10% penalty tax if the contract holder is under age 59 1⁄2. See “Federal Income Taxes.” Note that we reset the 10% amount each Contract year, rather than carry over all or any part of the 10% amount from the prior contract year.

The appropriate number of Accumulation Units of an investment option will be redeemed at their value next determined after the receipt by our Customer Service Office of a written notice in a form satisfactory to us. Accumulation units redeemed in a partial withdrawal from multiple investment options will be redeemed on a pro rata basis unless you designate otherwise. Contract Values in the GIA will also be withdrawn on a pro rata basis unless you designate otherwise. The resulting cash payment will be made in a single sum, ordinarily within seven days after receipt of such notice. However, redemption and payment may be delayed under certain circumstances. See “Payment Deferral.” There may be adverse tax consequences to certain surrenders and partial withdrawals. See “Surrenders or Withdrawals Prior to the Contract Maturity Date.” Any surrender charge imposed is deducted from amounts withdrawn (or if you so elect from the remaining Contract Value). The surrender charge is calculated on a first-in, first-out basis. In other words, we calculate your surrender charge by assuming your withdrawal is applied to purchase payments in the order your purchase payments were received.

Certain restrictions on redemptions are imposed on contracts used in connection with Internal Revenue Code Section 403(b) plans. Code section 403(b)(11) imposes certain restrictions on a contract holder’s ability to make withdrawals from, or surrenders of, section 403 (b) contracts. Specifically, section 403(b)(11) allows a

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surrender or withdrawal only (a) when the employee attains age 59 1/2, separates from service, dies or becomes disabled (as defined in the Code), or (b) in the case of hardship. Section 403(b)(11) applies only with respect to distributions from section 403(b) contracts which are attributable to assets other than assets held as of the close of the last year beginning before January 1, 1989. Thus, the distribution restrictions do not apply to assets held as of December 31, 1988.

You must sign a form satisfactory to us to take a withdrawal, surrender, or replace your contract. For your protection, the form must be requested by you or your agent by contacting our Customer Service Office. The form requested and sent to you for that particular transaction must be returned to the address specified on the form, in order to process the transaction. For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your contract provides for loans) over $100,000. In addition, there is a possibility that withdrawals may be included in the definition of “net investment income” for purposes of section 1411 of the Internal Revenue Code. If section 1411 applies to the income, in addition to income tax, there is an additional tax of 3.8 percent. Section 1411 is imposed only on taxpayers whose income exceeds a stated threshold amount.

Please note that under each of Annuity Option K and L (discussed below in the Annuity Payments Option section), you can receive annuity payments under that option and also take unscheduled withdrawals.

Contract Termination

The contract will terminate without value, if on any valuation date:

•	The contract value is zero; or

•

The premium tax reimbursement due on surrender or partial withdrawals is greater than or equal to the Contract Value (unless any Contract Value has been applied under one of the variable payment options). PHL Variable will notify you in writing that the contract has terminated.

Payment Upon Death Before Maturity Date

When is the Death Benefit Payable?

A death benefit is payable when the owner (or primary annuitant when the contract is owned by a non-natural person) dies. If there is more than one owner, a death benefit is payable upon the first owner to die.

Who Receives Payment

•	Death of an Owner/Annuitant

If the owner/Annuitant dies before the contract Maturity Date, the death benefit will be paid under the contract to the owner/contract beneficiary. If the spouse is the beneficiary, see Spousal Beneficiary Contract Continuance.

•	Death of an Annuitant who is not the Owner

If the owner and the Annuitant are not the same and the Annuitant dies prior to the Maturity Date, the contingent Annuitant becomes the Annuitant and the contract continues. If there is no contingent Annuitant, the death benefit will be paid to the contract beneficiary.

•	Death of Owner who is not the Annuitant

If the owner who is not the Annuitant dies before the contract Maturity Date, the death benefit will be paid under the contract to the owner’s beneficiary, unless the beneficiary is the spouse and the spouse elects to

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continue the contract. The survival of the Annuitant does not affect this payment. If the spouse is the beneficiary, see Spousal Beneficiary Contract Continuance.

•	Spousal Beneficiary Contract Continuance

If the owner/Annuitant or owner non-annuitant dies and the spouse of the owner is the named contract beneficiary, the spousal beneficiary can continue the contract as the contract owner. See “Spousal Definition” for further discussion of spousal qualifications.

•	Contingent Annuitant Contract Continuance

Upon the death of the Annuitant who is not the owner provided a contingent Annuitant was named prior to the death of the Annuitant, the contract will continue with the contingent Annuitant becoming the Annuitant.

•	IRAs/Qualified Plan Contracts

Under IRAs/qualified plan contracts, the death benefit is paid at the death of the participant who is the Annuitant under the contract. Death benefit payments must satisfy distribution rules. See “Federal Income Taxes—Qualified Plans.”

•	Ownership of the Contract by a Non-Natural Person

If the owner is not an individual, the death of the primary Annuitant is treated as the death of the owner.

Payment Amount

•	Upon the Death of the Annuitant or Owner/Annuitant who has not yet reached the Maturity Date (age 85)

1.	Death occurring in the first year period following the contract date—the greater of:

a. 100% of payments, less any withdrawals; or

b. the Contract Value as of the claim date.

2.	Death occurring in any subsequent year period—the greater of:

a. the death benefit that would have been payable at the end of the previous year period, plus any payments, less any withdrawals made since that date; or

b. the Contract Value as of the claim date.

•	After the Maturity Date (Annuitant’s 85th birthday)

The death benefit (less any deferred premium tax) equals the Contract Value on the claim date.

•	Death of an Owner who is not the Annuitant

Upon the death of an owner who is not the Annuitant, the death proceeds will be paid to the owner’s beneficiary. The death benefit is equal to the Contract Value.

The amount of a death benefit is determined as of the claim date, which is the date on which we receive due proof of death in good order. We pay death benefit proceeds within seven days after receipt of due proof of death in good order. No surrender charge is imposed on the death benefit amount, regardless of how the death benefit amount is paid out. The death benefit amount is reduced by the amount of any outstanding loan and accrued loan interest.

If the beneficiary makes no election regarding how the death benefit is to be paid out and the death benefit amount is more than $5000, then we will transfer the death benefit amount to the Concierge Account, a retained

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asset account. If there is no such election but the death benefit amount is $5000 or less, then we deliver the death benefit proceeds in the form of a check. A beneficiary who does elect the manner in which the death benefit is settled can choose from several options, including lump sum, continuing the contract (if a surviving spouse), applying the death benefit proceeds to an annuity option, or affirmatively electing that the death benefit proceeds be transferred to the Concierge Account. In settlement-related materials that we deliver to beneficiaries to help them with their choice, we describe the available annuity options—which are a subset of the annuity options set forth in this prospectus (e.g., life annuity with specified period certain). There are specific Internal Revenue Code requirements regarding payment of the death benefits, see “Federal Income Taxes—Distribution at Death.” A recipient should consult a legal or tax adviser in selecting among the death benefit payment options.

As an illustration of how one death benefit option operates, if death occurs before age 85, purchase payments less withdrawals were $30,000 and Contract Value as of the claim date were $25,000, then the death benefit amount would be the greater amount—$30,000.

Payment Upon Death After Maturity Date

If an owner who also is the Annuitant dies on or after the Maturity Date, except as may otherwise be provided under any supplementary contract between the owner and us, we will pay to the owner/contract beneficiary any annuity payments due during any applicable period certain under the annuity option in effect on the Annuitant’s death. If the Annuitant who is not the owner dies on or after the Maturity Date, we will pay any remaining annuity payments to the contract beneficiary according to the payment option in effect at the time of the Annuitant’s death. If an owner who is not the Annuitant dies on or after the Maturity Date, we will pay any remaining annuity payments to the owner’s beneficiary according to the payment option in effect at the time of the owner’s death.

The payments to the beneficiary must be made at least as rapidly as the payments were being made to the owner. (For information regarding the Inherited/Stretch Annuity feature of this Contract, see the section of this prospectus entitled “Inherited/Stretch Annuity Feature.”)

Retained Asset Account

Death benefit proceeds will be payable in a single lump sum. At the time of payment you may elect to have the full death benefit amount sent to you. Unless otherwise provided for under state law, if you do not elect a single lump sum or you make no election, the proceeds of a death benefit of more than $5000 payable to an individual, trust or estate will be applied to the Concierge Account (“CA”), an interest bearing draft account with check writing privileges. The CA is generally not offered to corporations or similar entities. You may opt out of the CA at any time by writing a check from the CA for the full amount of your balance or by calling our Customer Service Office. A supplementary contract may be issued when death benefit proceeds are paid through the CA.

The CA is part of the general account of Nassau Life, an affiliated life insurance company. It is not a checking or bank account and is not insured by the FDIC, National Credit Union Share Insurance Fund (“NCUSIF”), or any other state or federal agency which insures deposits. No additional amounts aside from the death benefit may be deposited into the CA. As part of Nassau Life Insurance Company’s general account, it is subject to the claims of Nassau Life Insurance Company’s creditors. Nassau Life Insurance Company may receive a financial benefit from earnings on amounts left in the CA. The guarantee of principal is based on the claims-paying ability of Nassau Life Insurance Company and principal is covered by the state guaranty association. Interest paid on amounts in the CA is taxable as ordinary income in the year such interest is credited. Amounts in the CA may become subject to state abandoned and unclaimed property laws. Please consult a tax advisor.

Unclaimed Property

States have abandoned and unclaimed property laws and regulations which generally declare amounts due under annuity contracts or life insurance policies to be abandoned after a period of inactivity, which is generally

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three to five years from the date a benefit is due and payable. These laws generally apply to maturity or death benefits. The value in an insurance policy or contract is not considered as abandoned or unclaimed merely because a withdrawal or surrender is permitted but not requested; there needs to be an event, such as a death, that makes the amount due. Under such an unclaimed property law, when the owner dies and a payment of the death benefit is triggered, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, state laws and regulations may mandate that the death benefit proceeds be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the proceeds escheated (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your address and your beneficiary designations, including their addresses, if and as they change. Please call us to make such changes.

Participant Loans Under 403(b) Plans

Loans from the Contract are made only to those who are plan participants invested in a contract we have sold to a plan qualified under Section 403(b) of the Code. For these contracts, the minimum loan amount is $1000. The maximum loan amount cannot be more than the greater of (a) 90% of the first $10,000 of Contract Value minus any surrender charge (b) 50% of the Contract Value minus any surrender charge and (c) with respect to any amount taken from the GIA to fund the loan, the amount withdrawn from GIA may not exceed the greater of $1000 or 25% of the Contract Value in GIA when the loan is made. In no event can the loan amount exceed $50,000. In connection with each loan, there is an administrative fee equal to $15 maximum, but currently we do not impose any such fee.

A participant may request (a) a proportionate loan, in which amounts withdrawn from Contract Value in connection with the loan are taken pro rata from the investment options in which the participant’s Contract Value is invested at the time of the loan request or (b) a loan as to which the participant specifies the investment options as to which amounts will be withdrawn and the amount to be withdrawn from each investment option. If the participant fails to specify either option, we will process the loan as a proportionate loan.

Amounts withdrawn from the participant’s investment options in connection with a loan are not subject to a surrender charge when withdrawn and are deposited into our loan security account, which is part of our general account. In the Federal Truth in Lending Disclosure that we will deliver to the participant when the loan is made, we will disclose, among other things (a) the differential between interest credited to amounts held as collateral in the loan security account and the interest rate we charge on the loan and (b) the loan repayment schedule. Generally, the interest rate charged for the loan is 2% annually and the interest paid on the loan collateral held in our loan security account is 0%. Simple loan interest accrues on a daily basis.

With respect to loan repayment, the outstanding loan balance becomes immediately due upon any of the following events (a) the later of the participant’s “applicable age” and separation from employment with the current employer (b) receipt of election to terminate the contract or (c) our receipt of due proof of death.

As part of the process by which a participant takes a loan, the participant also commits to a loan repayment schedule (e.g., paying off the loan on a monthly basis). Loan repayments will first pay any accrued loan interest. The balance will be applied to reduce the outstanding loan balance and will also reduce the amount of the Loan Security Account by the same amount that the outstanding loan balance is reduced. The Loan Security Account is part of the general account and is the sole security for the loan. It is increased with all loan amounts taken and reduced by all repayments of loan principal.

The balance of loan repayments, after payment of accrued loan interest, will be credited to the investment options of the Separate Account or the GIA in accordance with the participant’s most recent purchase payments allocation on file with us. Under section 72(p) of the Code, if a loan payment is not paid within 90 days after the

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payment was due, then the entire loan balance plus accrued interest will be in default. In the case of default, the outstanding loan balance plus accrued interest will be deemed a distribution for income tax purposes, and will be reported as such pursuant to Code requirements. At the time of such deemed distribution, interest will continue to accrue until such time as an actual distribution occurs under the contract.

Because a participant loan is funded through a withdrawal from the contract, amounts borrowed under a contract do not participate in the investment experience of the Separate Account. As such, loans can affect the Contract Value and the death benefit, whether or not the loan is repaid. It also is the case that Contract Value at surrender and the amount of the death benefit (where the death benefit amount is based on Contract Value) will be reduced by the amount of any outstanding loan (and accrued interest).

Internet, Interactive Voice Response and Telephone Transfers

In addition to making requests in writing using a form authorized by us, you may transfer your Contract Value among the available investment options and make changes to your purchase payment allocations by Internet, Interactive Voice Response, telephone, or fax. The Company may discontinue Internet, Interactive Voice Response, and telephone transfers at any time.

PHL Variable will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information. You will receive written confirmation of all transfers. PHL Variable may be liable for following unauthorized instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that PHL Variable reasonably believes to be genuine.

We may modify or terminate your transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

Prior to the Maturity Date of your contract, you may elect to transfer all or any part of the Contract Value among one or more investment options or the GIA subject to the limitations established for the GIA. A transfer from an investment option will result in the redemption of Accumulation Units and, if another investment option is selected, in the purchase of Accumulation Units. The exchange will be based on the values of the Accumulation Units next determined after the receipt by our Customer Service Office of notice of election in a form satisfactory to us. A transfer among investment options or the GIA does not automatically change the payment allocation schedule of your contract.

You may also request transfers and changes in purchase payment allocations among available investment options or the GIA by Internet, Interactive Voice Response and telephone by calling us at 800/541-0171 between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time on any Valuation Date, or by contacting our Customer Service Office. You may permit your registered representative to submit transfer requests on your behalf. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple contract owners. Like an individual transfer request, the transfer request must be submitted in good order to be processed. We will employ reasonable procedures to confirm that transfer instructions are genuine. We will require verification of account information. All transfers and allocation changes will be confirmed in writing to you. To the extent that procedures reasonably designed to prevent unauthorized transfers are not followed, we may be liable for following transfer instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party we reasonably believe to be genuine. These transfer and allocation change privileges may be modified or terminated at any time on a case-by-case basis. In particular, during times of extreme market volatility, transfer privileges may be difficult to exercise. In such cases you should submit written instructions.

Unless we otherwise agree or unless the Dollar Cost Averaging Program has been elected (see below), you may make only one transfer per contract year from the GIA. Nonsystematic transfers from the GIA will be made

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on the date of receipt by our Customer Service Office except as you may otherwise request. For nonsystematic transfers, the amount that may be transferred from the GIA at any one time cannot exceed the greater of $1,000 or 25% of the Contract Value in the GIA at the time of transfer.

No surrender charge will be assessed when a transfer is made. The date a payment was originally credited for the purpose of calculating the surrender charge will remain the same. Currently, there is no charge for transfers; however, we reserve the right to charge a transfer fee of $20 per transfer after the first 12 transfers in each contract year to defray administrative costs. Currently, unlimited transfers are permitted; however, we reserve the right to change our policy to limit the number of transfers made during each contract year. However, you will be permitted at least six transfers during each contract year. There are additional restrictions on transfers from the GIA as described above and in the section titled, “GIA.”

Currently, contracts in the annuity period are not able to make transfers between investment options.

Market Timing and Other Disruptive Trading

We discourage market timing activity, frequent transfers of Contract Value among investment options and other activity determined to be “Disruptive Trading”, as described below. Your ability to make transfers among investment options under the contract is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege constitutes “Disruptive Trading” that may disadvantage or potentially harm the rights or interests of other contract owners.

“Disruptive Trading” includes, but is not limited to: frequent purchases, redemptions and transfers; transfers into and then out of an investment option in a short period of time; and transfers of large amounts at one time. The risks and harmful effects of Disruptive Trading include:

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dilution of the interests of long-term investors in an investment option, if market timers or others transfer into or out of the investment option rapidly in order to take advantage of market price fluctuations;

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an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

•	increased brokerage and administrative expenses.

To protect our contract owners and the underlying funds from Disruptive Trading, we have adopted certain policies and procedures.

Under our Disruptive Trading policy, we can modify your transfer privileges for some or all of the investment options. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any investment option at any one time. Unless prohibited by the terms of your contract, we may (but are not obligated to):

•	limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

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restrict the method of making a transfer (e.g., require that all transfers into a particular investment option be sent to our Customer Service Office by first class U.S. mail and/or rescind telephone, internet, IVR or fax transfer privileges),

•	require a holding period for some investment options (e.g., prohibit transfers into a particular investment option within a specified period of time after a transfer out of that investment option),

•	implement and administer redemption fees imposed by one or more of the underlying funds, or

•	impose other limitations or restrictions.

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Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a contract owner’s transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other contracts or policies owned by or under the control or influence of the same individual or entity. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple contract owners. We monitor these transfers on an individual basis, rather than on a batch basis. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some contract owners could engage in Disruptive Trading while others will bear the effects of their activity.

Currently we attempt to detect Disruptive Trading by monitoring activity for all contracts. Possible Disruptive Trading activity may result in our sending a warning letter advising the owner of our concern. Regardless of whether a warning letter is sent, once we determine that Disruptive Trading activity has occurred, we may revoke the owner’s right to make Internet and Interactive Voice Response (IVR) transfers. We will notify contract owners in writing (by mail to their address of record on file with us) if we limit their trading.

We have adopted these policies and procedures as a preventative measure to protect all contract owners from the potential effects of Disruptive Trading, while recognizing the need for contract holders to have available reasonable and convenient methods of making transfers that do not have the potential to harm other contract owners.

We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, IVR, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting and restricting all transfer activity that constitutes Disruptive Trading. Moreover, we cannot guarantee that revoking or limiting a contract owner’s Internet, IVR, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than PHL Variable and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or, if so, what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some contract owners may be treated differently than others, resulting in the risk that some contract owners could engage in Disruptive Trading while others will bear the effects of their activity.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. PHL Variable has entered into information sharing agreements with the underlying funds of this variable product as required by Rule 22c-2 of the Investment Company Act of 1940. The purpose of the information sharing is to provide information to the underlying funds so that they can monitor, warn, and restrict contract owners who may be engaging in disruptive trading practices as determined by the underlying funds. We reserve the right to reject, without prior notice, any transfer request into any investment option if the purchase of shares in the corresponding underlying fund is not accepted for any reason.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement.

We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our Disruptive Trading policy.

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The Annuity Period

The annuity period begins after the accumulation period of the contract, when annuity payments are made to you.

Annuity Payments

Annuity payments will begin on the contract’s Maturity Date if the Annuitant is alive and the contract is still in force. Beginning on the Maturity Date, investment in the Separate Account is continued unless a Fixed Payment Annuity is elected. You will not be able to withdraw Contract Value after the annuity commencement date.

Surrender charges will be waived when you begin taking annuity payments provided your contract has been in effect for five years.

The contract will specify, at the time of its issuance, the annuity option that will apply unless a different annuity option is elected by you. For Big Edge Choice, this “default” annuity option is Annuity Option I. See “Annuity Payment Options” below for details regarding those and other annuity options. A different form of annuity may be elected by you prior to the Maturity Date Once annuity payments have commenced, the Annuity Option may not be changed, and (except with respect to Annuity Payment Option K and Annuity Payment Option L), you may no longer withdraw Contract Value. If the amount to be applied on the Maturity Date is less than $2,000, we may pay such amount in one lump sum in lieu of providing an annuity. If the initial monthly annuity payment under an annuity payment option would be less than $20, we may make a single sum payment equal to the total Contract Value on the date the initial payment would be payable, or make periodic payments quarterly, semiannually or annually in place of monthly payments.

Each contract specifies a provisional Maturity Date at the time of its issuance. You may subsequently elect a different Maturity Date. The Maturity Date may not be earlier than the fifth contract anniversary or later than the contract anniversary nearest the annuitant’s 95th birthday unless the contract is issued in connection with certain qualified plans. Generally, under qualified plans/IRAs, the Maturity Date must be such that distributions begin no later than April 1st of the calendar year following the later of: (a) the year in which the employee attains age 73 (72 for individuals who attained that age before January 2023) or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an IRA. A contract holder can defer the Maturity Date to the contract anniversary nearest the annuitant’s 95th birthday if we receive documentation concerning the contract holder’s satisfaction of RMD provisions. See “Federal Income Taxes”.

The Maturity Date election must be made by written notice and must be received by our Customer Service Office 30 days before the provisional Maturity Date. If a Maturity Date, which is different from the provisional Maturity Date, is not elected by you, the provisional Maturity Date becomes the Maturity Date.

Annuity Payment Options

The contract will specify, at the time of its issuance, the annuity option that will apply unless a different annuity option is elected by you. For Big Edge Choice, this “default” annuity option is Annuity Option I.

Any annuity payments falling due after the death of the Annuitant during the period certain will be paid to the contract beneficiary. Each annuity payment will be based upon the value of the Annuity Units credited to the contract. The number of Annuity Units in each investment option to be credited is based on the value of the Accumulation Units in that investment option and the applicable annuity payment rate. The contract is issued with guaranteed minimum annuity payment rates; however, if the current rate is higher, we’ll apply the higher rate. The payment rate differs according to the annuity payment option selected and the age of the Annuitant. The annuity payment rate is applied and will determine all payments for the fixed annuity payment options and the first payment for the variable annuity payment options. The value of the Annuity Units will vary with the investment performance of each investment option to which Annuity Units are credited.

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To determine the variable annuity payment for a given period for a single given investment option, we multiply the number of annuity units for that investment option by the annuity unit value for that investment option as of the last business day of the period – resulting in a dollar figure. We perform that same calculation with respect to the other investment options as to which you have annuity units. We then add the amounts for each such investment option. We make the annuity payment on the annuity payment date or on the first business day following the annuity payment date if the annuity payment date doesn’t fall on a business day, in a given period.

The initial payment will be calculated based on an assumed investment return of 4.5% per year. This rate is a fulcrum return around which variable annuity payments will vary to reflect whether actual investment experience of the investment option is better or worse than the assumed investment return. The assumed investment return is set at the time of your first annuity payment. If investment performance is higher than the assumed investment return, your subsequent annuity payments will be larger than your first annuity payment. However, if investment performance is lower than the assumed investment rate, your subsequent annuity payments will be less than the first annuity payment. If the assumed and actual investment performances are the same, your annuity payments will be level. The assumed investment return and the calculation of variable annuity payments for a 10-year period certain variable payment life annuity and for Annuity Payment Options J and K described below are described in more detail in the contract and in the SAI.

Instead of the 10-year period certain variable payment life annuity (see “Option I—Variable Payment Life Annuity with 10-Year Period Certain”), you may, by written request received by our Customer Service Office on or before the Maturity Date of the contract, elect any of the other Annuity Payment Options described below. No surrender charge will be assessed under any Annuity Payment Option, unless unscheduled withdrawals are made under Annuity Payment Options K or L.

The level of annuity payments payable under the following Annuity Payment Options is based upon the option selected. In addition, factors such as the age at which annuity payments begin, the form of annuity, annuity payment rates, assumed investment rate (for variable annuity payments) and the frequency of annuity payments will affect the level of annuity payments. The longer the duration and more frequent the payments, the lower the annuity payment amount. The assumed investment rate is 4.5% per year. We use this rate to determine the first annuity payment under Variable Annuity Payment Options I, J, K, M and N.

We deduct a daily charge for mortality and expense risks and a daily administrative fee from Contract Values held in the investment options. For more information, see “Charges for Mortality and Expense Risks” and “Charges for Administrative Services.” Therefore, electing Option K will result in a deduction being made even though we assume no mortality risk under that option.

The following are descriptions of the Annuity Payment Options available under a contract. These descriptions should allow you to understand the basic differences between the options; however, you should contact our Customer Service Office well in advance of the date you wish to elect an option to obtain estimates of annuity payments under each option.

Option A—Life Annuity with Specified Period Certain

Provides a monthly income for the life of the Annuitant. In the event of death of the Annuitant, the annuity income will be paid to the beneficiary until the end of the specified period certain. For example, a 10-year period certain will provide a total of 120 monthly payments. The certain period may be 5, 10 or 20 years.

Option B—Non-Refund Life Annuity

Provides a monthly income for the lifetime of the Annuitant. No income is payable after the death of the Annuitant. Under this option, it is possible that no payment ever will be received if death occurs prior to the first payment being made.

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Option C—Discontinued

Option D—Joint and Survivor Life Annuity

Provides a monthly income for the lifetimes of both the Annuitant and a joint Annuitant as long as either is living. In the event of the death of the Annuitant or joint Annuitant, the annuity income will continue for the life of the survivor. The amount to be paid to the survivor is 100% of the amount of the joint annuity payment, as elected at the time the annuity payment option is chosen. No income is payable after the death of the surviving Annuitant. Under this option, it is possible that no payment ever will be received if death occurs prior to the first payment being made.

Under Option D, the joint Annuitant must be named at the time this option is elected and cannot be changed. The joint Annuitant must have reached an adjusted age of 40, as defined in the contract.

Option E—Installment Refund Life Annuity

Provides a monthly income for the life of the Annuitant. In the event of the Annuitant’s death, the annuity income will continue to the contract beneficiary until the amount applied to purchase the annuity payment option has been distributed.

Option F—Joint and Survivor Life Annuity with 10-Year Period Certain

Provides a monthly income for the lifetime of both the Annuitant and a joint Annuitant as long as either is living. In the event of the death of the Annuitant or joint Annuitant, the annuity income will continue for the life of the survivor. If the survivor dies prior to the end of the 10-year period, the annuity income will continue to the named beneficiary until the end of the 10-year period certain.

Under Option F, the joint Annuitant must be named at the time this option is elected and cannot be changed. The joint Annuitant must have reached an adjusted age of 40, as defined in the contract.

Option G—Payments for Specified Period

Provides equal income installments for a specified period of years whether the Annuitant lives or dies. Any specified whole number of years from 5 to 30 years may be elected.

Option H—Payments of Specified Amount

Provides equal installments of a specified amount over a period of at least five years. The specified amount may not be greater than the total annuity amount divided by five annual installment payments. If the Annuitant dies prior to the end of the elected period certain, annuity payments will continue to the contract beneficiary until the end of the elected period certain.

Option I—Variable Payment Life Annuity with 10-Year Period Certain.

Unless another annuity payment option has been elected, this option will automatically apply to any contract proceeds payable on the maturity date. It provides a variable payout monthly annuity for the life of the Annuitant. In the event of the death of the Annuitant, during the first 10 years after payout commences, the annuity payments are made to the contract beneficiary until the end of that 10-year period. The 10-year period provides a total of 120 monthly payments. Payments will vary as to dollar amount, based on the investment experience of the investment options in which proceeds are invested.

Option J—Joint Survivor Variable Payment Life Annuity with 10-Year Period Certain

Provides a variable payout monthly annuity while the Annuitant and the designated joint Annuitant are living and continues thereafter during the lifetime of the survivor or, if later, until the end of a 10-year period

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certain. Payments will vary as to dollar amount, based on the investment experience of the investment options in which proceeds are invested. The joint Annuitant must be named at the time the option is elected and cannot be changed. The joint Annuitant must have reached an adjusted age of 40, as defined in the contract. This option is not available for payment of any death benefit under the contract.

Option K—Variable Payment Annuity for a Specified Period

Provides variable payout monthly income installments for a specified period of time, whether the Annuitant lives or dies. The period certain specified must be in whole numbers of years from 5 to 30. However, the period certain selected by the beneficiary of any death benefit under the contract may not extend beyond the life expectancy of such beneficiary. A contract owner may at any time request unscheduled withdrawals representing part or all of the remaining Contract Value less any applicable surrender charge. For details, see “Variable Annuity Payments” and “Calculation of Annuity Payments” in the SAI.

Option L—Variable Payment Life Expectancy Annuity

Provides a variable payout monthly income payable over the Annuitant’s annually recalculated life expectancy or the annually recalculated life expectancy of the Annuitant and joint Annuitant. A contract owner may at any time request unscheduled withdrawals representing part or all of the remaining Contract Value less any applicable surrender charge. Upon the death of the Annuitant (and joint Annuitant, if there is a joint Annuitant), the remaining contract value will be paid in a lump sum to the contract beneficiary. For details, see “Variable Annuity Payments” and “Calculation of Annuity Payments” in the SAI. Under this option, it is possible that no payment ever will be received if death occurs prior to the first payment being made.

Option M—Unit Refund Variable Payment Life Annuity

Provides variable monthly payments as long as the Annuitant lives. If the Annuitant dies, the contract beneficiary will receive the value of the remaining Annuity Units in a lump sum.

Option N—Variable Payment Non-Refund Life Annuity

Provides a variable monthly income for the life of the Annuitant. No income or payment to a beneficiary is paid after the death of the Annuitant. Under this option, it is possible that no payment ever will be received if death occurs prior to the first payment being made.

Other Options and Rates

We may offer other Annuity Payment Options at the time a contract reaches its Maturity Date. In addition, in the event that annuity payment rates for contracts are at that time more favorable than the applicable rates guaranteed under the contract, the current annuity payment rates shall be used in determining the amount of any annuity payment under the Annuity Payment Options above.

Other Conditions

Federal income tax requirements currently applicable to most qualified contracts provide that payout periods and the period of years guaranteed with specified periods certain cannot be any greater than life expectancy (or the joint life expectancies of the payee and his or her spouse). Not all payouts described above will necessarily meet that requirement for any particular individual. In addition, beginning with deaths happening on or after January 1, 2020, subject to certain exceptions most non-spouse beneficiaries must now complete post-death distributions within ten years of the owner’s death in order to satisfy required minimum distribution rules. Consult a tax advisor before selecting a payout option with a qualified contract.

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Federal income tax requirements also provide that participants in IRAs must begin required minimum distributions (“RMDs”) by April 1 of the year following the year in which they attain their applicable age (For individuals who reached age 70 1/2 before January 1, 2020, the applicable age is 70 1/2. For individuals who reach age 72 before January 1, 2023, the applicable age is 72. For individuals who reach age 72 after January 31, 2022 and reach age 73 before 2033, the applicable age is 73. If an individual reaches age 74 after 2032, the applicable age is 75). Minimum distribution requirements do not apply to Roth IRAs during the Owner’s lifetime. Distributions from qualified plans generally must begin by the later of actual retirement or April 1 of the year following the year participants attain their applicable age.

We will assist contract owners with compliance with the RMD requirements. Amounts up to the RMD may be withdrawn without a deduction for surrender charges, even if the minimum distribution exceeds the 10% allowable amount. See “Surrender Charges.” Any purchase payments withdrawn that are still subject to the surrender charge and are in excess of both the minimum distribution and the 10% free available amount will be subject to any applicable surrender charge.

If the initial monthly annuity payment under an annuity option would be less than $20, we may make a single sum payment equal to the contract value on the date the initial payment would be payable, in place of all other benefits provided by the contract, or, may make periodic payments quarterly, semiannually or annually in place of monthly payments.

Currently, transfers between investment options are not available for amounts allocated to any of the variable payment annuity options.

Variable Account Valuation Procedures

Valuation Date

A Valuation Date is every day the New York Stock Exchange (“NYSE”) is open for trading and we are open for business. On each Valuation Date, the value of the Separate Account is determined at the close of the NYSE (usually 4:00 p.m. eastern time).

Valuation Period

Valuation period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.

Accumulation Unit Value

The value of one Accumulation Unit was set at $1.000 on the date assets were first allocated to an investment option. The value of one Accumulation Unit on any subsequent Valuation Date is determined by multiplying the immediately preceding Accumulation Unit Value by the applicable net investment factor for the valuation period ending on such Valuation Date. After the first valuation period, the Accumulation Unit Value reflects the cumulative investment experience of that investment option.

Each subaccount of the Account invests in an underlying mutual fund or a single series of an underlying mutual fund. Each such underlying fund or series has a Net Asset Value that can vary each business day. To calculate the Accumulation Unit Value of each subaccount each business day, we deduct the daily equivalent of the base contract charge under this contract (at the annual rate indicated in the Fee Tables) from the Net Asset Value of that fund or series. This calculation is done every day the NYSE is open for trading. Because, as indicated, Accumulation Unit Values are calculated based on underlying fund Net Asset Values, the investment performance of the underlying funds (which is affected among other things by fund expenses) impacts the value of Accumulation Units.

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Net Investment Factor

The net investment factor for any valuation period is equal to 1.000 plus the applicable net investment rate for such valuation period. A net investment factor may be more or less than 1.000 depending on whether the assets gained or lost value that day. To determine the net investment rate for any valuation period for the funds allocated to each investment option, the following steps are taken: (a) the aggregate accrued investment income and capital gains and losses, whether realized or unrealized, of the investment option for such valuation period is computed, (b) the amount in (a) is then adjusted by the sum of the charges and credits for any applicable income taxes and the deductions at the beginning of the valuation period for mortality and expense risk charges and daily administration fee, and (c) the results of (a) as adjusted by (b) are divided by the aggregate unit values in the investment option at the beginning of the valuation period.

Miscellaneous Provisions

Assignment

Owners of contracts issued in connection with non-qualified plans may assign their interest in the contract without the consent of the beneficiary. We will not be on notice of such an assignment unless we receive written notice of such assignment filed with our Customer Service Office.

A pledge or assignment of a contract is treated as payment received on account of a partial surrender of a contract. See “Surrenders or Withdrawals Prior to the Contract Maturity Date.”

Contracts issued in connection with IRAs/qualified plans may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation, or for any other purpose, to any person other than to us.

Payment Deferral

Payment of surrender, withdrawal or death proceeds usually will be made in one lump sum within seven days after receipt of the written request by our Customer Service Office in good order unless another payment option has been agreed upon by you and us.

However, we may postpone payment of the value of any Accumulation Units at times when:

1.	the NYSE is closed other than customary weekend and holiday closings;

2.	trading on the NYSE, as determined by the SEC, is restricted;

3.

an emergency, as determined by the SEC, exists, as a result of which disposal of the Separate Account’s securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets; or

4.	the SEC may by order permit for the protection of security holders.

Payment of the Contract Value attributable to the GIA may be deferred for 6 months from the date of receipt of a withdrawal or surrender request at our Customer Service Office. If payment is delayed for more than 10 days, we will credit additional interest at a rate equal to that paid under Annuity Options G and H.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances require us to block a Contract Owner’s ability to make certain transactions and, as a result, we may refuse to accept requests for transfers, withdrawals, surrenders or death benefits, until we are so instructed by the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

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Community and Marital Property States

If the Contract Owner resides in a community property or marital property state and has not named his or her spouse as the sole beneficiary, the spouse may need to consent to the non-spouse beneficiary designation. The Contract Owner should consult with legal counsel regarding this designation. Should spousal consent be required, we will not be liable for any consequences resulting from the failure of the Contract Owner to obtain proper consent.

Amendments to Contracts

Contracts may be amended to conform to changes in applicable law or interpretations of applicable law, or to accommodate design changes including changes required in order to maintain tax status as an IRA or qualified plan. Except for changes related to tax status, changes in the contract may need to be approved by Contract Owners and state insurance departments. A change in the contract which necessitates a corresponding change in the prospectus or the SAI must be filed with the SEC.

Substitution of Fund Shares

If, in the judgment of PHL Variable’s management, one or more of the funds becomes unsuitable for investment by Contract Owners, we reserve the right to substitute Accumulation Units of another investment option for Accumulation Units already purchased or to be purchased in the future by purchase payments under this contract. Any substitution will be subject to approval by the SEC, if required and, where required, one or more state insurance departments.

Ownership of the Contract

Ordinarily, the purchaser of a contract is both the owner and the Annuitant and is entitled to exercise all the rights under the contract. However, the owner may be an individual or entity other than the Annuitant. Except for contracts issued in connection with IRAs/qualified plans, spouses may own a contract as joint owners. Transfer of the ownership of a contract may involve federal income tax consequences, and a qualified adviser should be consulted before any such transfer is attempted.

Inherited/Stretch Annuity Feature

This Contract provides for an Inherited/Stretch Annuity Feature that may be requested by the beneficiary of a deceased Contract Owner’s interest. Under this Feature we will administer the Contract to accommodate an inherited or “stretch” payout. A stretch payout is a method in which the death benefit is paid out over a period of time, which is generally based upon the life expectancy of the beneficiary. By electing a stretch payout, a death benefit beneficiary can “stretch” payments over his or her life expectancy rather than receive the entire death benefit in one lump sum or within five years of the Contract Owner’s death. The amount of each stretch payment will be at least equal to the required distributions upon death stipulated by Section 72(s) of the Internal Revenue Code and its accompanying rules and regulations with respect to non-qualified contracts, or to the required minimum distributions with respect to qualified contracts (such distributions referred to generically in this section as “Required Distributions”). See also the section Federal Income Taxes below concerning the required minimum distribution (“RMD”) required under the Internal Revenue Code and its accompanying rules and regulations. Electing a “stretch” payout may provide tax advantages to the beneficiary.

This Feature is available to certain individual or trust beneficiaries of an IRA, (including a Roth IRA), or qualified plan or to an individual beneficiary of a non-qualified contract issued by PHL Variable (or its affiliates) or issued by a company unaffiliated with PHL Variable. If the beneficiary of a contract issued by a company unaffiliated with PHL Variable purchases this contract for this Feature, then to the extent not in conflict with the Internal Revenue Code, all contract rights will be available to the purchaser. However, if a beneficiary of this

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contract elects this Feature, only certain rights will remain with the beneficiary because a beneficiary does not retain the same rights under this contract as the deceased owner. Certain limitations, considerations and tax implications apply to this Feature and may differ depending upon whether you have an IRA/qualified or non-qualified contract and whether the beneficiary is an individual or a trust. In no event may additional premiums be added to the deceased Contract Owner’s interest.

If this Feature is elected, we will assist with the calculation of the Required Distributions and will distribute this calculated amount to the beneficiary. However, it is the responsibility of the beneficiary to ensure that the correct Required Distributions is actually withdrawn from the contract each year.

The following guidelines will apply when we administer this Feature:

•

We will assist with the calculation of the Required Distributions each year in accordance with the Internal Revenue Code using the Fair Market Value (year-end account value, plus any actuarial value assigned to living benefits) of the account. Fair Market Value is determined using specific Internal Revenue Code requirements and the amount may be different from the year-end account value.

•	With certain exceptions, a non-spouse beneficiary’s share of the death benefit must be distributed within ten years.

•

For a non-qualified contract, if the deceased Owner had begun receiving annuitization proceeds, the Required Distributions will continue to be made at least as rapidly as were made during the deceased Owner’s life.

•

If the beneficiary is a non-natural person under an IRA/qualified plan, and the deceased Owner died after his or her required beginning date, we will use the remaining life expectancy of the deceased to compute remaining payments.

•

The annual Required Distributions must be withdrawn each year. For a non-qualified contract, the first Required Distribution must be distributed no later than the anniversary of the deceased Owner’s date of death. For IRAs/qualified plans, the first Required Distribution must be distributed on or before December 31st of the calendar year following the year of the deceased’s death.

•

For an IRA/qualified plan, if the beneficiary is a surviving spouse, the surviving spouse beneficiary can postpone Required Distributions until the year the deceased spouse would have attained their applicable age. In the alternative, the spouse can also add the IRA/qualified plan proceeds to his or her own IRA after which the Required Distributions must begin when the surviving spouse attains their applicable age See “Spousal Definition” for further discussion of spousal qualifications.

•

For a non-qualified contract, if the beneficiary is a surviving spouse, the surviving spouse can continue the contract; in this event, the Required Distributions are not required until the death of the surviving spouse. See “Spousal Definition” for further discussion of spousal qualifications.

•	The Required Distribution may be paid on an installment basis with the payment frequency chosen by the beneficiary; in all cases, the RMDs must be paid at least annually.

•

In addition to Required Distribution amounts, additional funds may be withdrawn from the Contract. Any withdrawal in excess of the RMD may be subject to a surrender charge (see the sections of this prospectus entitled “Summary of Expenses” and “Surrender of Contracts and Withdrawals”).

•	The beneficiary who elects this Feature may continue or change the investment options from those that the deceased Owner selected.

Additional information regarding our administration of this feature is provided in an election form , available upon request. This feature may not be suitable for some beneficiaries. We are not providing tax, financial or legal advice. You should consult with your financial professional and tax adviser to determine whether this feature is right for you. This feature may not be available in all states.

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Federal Income Taxes

Introduction

The contracts are designed for use independent of a formal retirement plan (i.e., a non-qualified contract) and with qualified plans or Individual Retirement Annuities (IRAs) under the provisions of the Internal Revenue Code of 1986, (within this section, referred to as the “Code”). The ultimate impact of federal income taxes on the amounts held under a contract, premiums paid for the contract, payments received under the contract and on the economic benefits to the contract holder, annuitant or beneficiary depends on our income tax status, on the type of retirement plan (if any) for which the contract is purchased, and upon the income tax and employment status of the individual concerned.

The following discussion is general in nature and is not intended as individual tax advice. The income tax rules are complicated and this discussion is intended only to make you aware of the issues. Each person should consult an independent tax or legal advisor. No attempt is made to consider any estate, gift or inheritance taxes or any applicable state, local or other tax laws. Because this discussion is based upon our understanding of the federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any contract either currently or in the future. No representation is made regarding the likelihood of continuation of the federal or state income tax laws or the current interpretations by the Internal Revenue Service (the “IRS”). From time to time, there are regulatory or legislation proposals or changes that do or could impact the taxation of annuity contracts, IRAs and qualified plans; if enacted, these changes could be retroactive. Should any such legislation be enacted, we would only offer the benefits permitted under federal law. We reserve the right to make changes to the contract to assure that it continues to qualify as an annuity, IRA and/or qualified contract for federal or state income tax purposes. For a discussion of federal income taxes as they relate to any underlying account investment options, please see the prospectuses for these investments.

Income Tax Status

We are taxed as a life insurance company under the Code. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from PHL Variable and neither account will be taxed separately under the “regulated investment company” provisions (Subchapter M) of the Code.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account and each Contract. No charge currently will be made to any contract or to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes with respect to such items in the future. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.

Taxation of Annuities in General—Non-qualified Contracts

Code section 72 governs taxation of annuities. In general, a contract holder is not taxed on increases in the value of an annuity contract until a distribution is made. However, in certain cases, the increase in value may be subject to tax currently.

It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59 1/2. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.

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Surrenders or Withdrawals Prior to the Annuity Starting Date or Contract Maturity Date

Code section 72 provides that a withdrawal or surrender of the contract prior to the annuity starting date or contract Maturity Date will be treated as taxable income to the extent the amounts held under the contract exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of contract purchase payments (premiums) that have not been excluded from the contract holder’s gross income (“after-tax monies”). The taxable portion is taxed as ordinary income in an amount equal to the value of the amount received in excess of the “investment in the contract” on account of a withdrawal or surrender of a contract. This taxable portion is referred to as “gain” or “contract gain”. For purposes of this rule, a pledge, loan or assignment of a contract is treated as a payment received on account of a withdrawal from a contract and the amount of the pledge, loan or assignment will be taxed as if received in cash by the contract holder.

Surrenders, Withdrawals, or Annuity Payments On or After the Annuity Starting Date or Contract Maturity Date

Upon receipt of a lump sum payment under the contract, the contract holder is taxed on the portion of the payment that exceeds the investment in the contract. Such taxable portion is taxed as ordinary income.

For amounts received as an annuity, which are amounts paid after the annuity starting date at regular intervals over a period of more than one full year from the date on which they are deemed to begin, the taxable portion of each payment is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each fixed payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed as ordinary income. For variable payments, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income. A variable contract may have annuity distribution options under which the payments are fixed or variable.

Once the excludable portion of annuity payments equals the investment in the contract, the balance of the annuity payments will be fully taxable. For certain types of qualified plans or IRAs, there may be no investment in the contract resulting in the full amount of the payments being taxable. For annuities issued in connection with qualified employer retirement plans, a simplified method of determining the exclusion ratio applies. This simplified method does not apply to IRAs.

Withholding of federal and state income taxes on taxable distributions may be required unless the contract holder properly elects not to have any amounts withheld and notifies us of that election on the required forms and under the required certifications. Certain contract holders cannot make this election.

Partial Annuitization

If permitted by contract, a contract holder can elect to only designate a portion of the annuity contract as paid as an amount received as an annuity. To qualify, the payments must be paid out over a period of 10 years or more. The portion so designated will be treated as a separate contract for annuity taxation purposes. For purposes of applying the rules for the calculation of the exclusion ratio for annuity distributions, the definitions of “investment in the contract,” “expected return,” and “annuity starting date”, and the provisions for the taxation of distributions from the annuity for amounts received before the contract maturity date, the investment in the contract will be allocated pro rata between each portion of the contract from which amounts are received as an annuity, and the portion of the contract from which amounts are not received as an annuity.

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Penalty Tax on Certain Surrenders and Withdrawals—Non-qualified Contracts (Contracts not issued in connection with qualified plans or IRAs)

Amounts surrendered, withdrawn or distributed before the contract holder/taxpayer reaches age 59 1/2 are subject to a penalty tax equal to ten percent (10%) of the portion of such amount that is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the contract holder (or where the holder is not an individual, the death of the “primary Annuitant,” defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code section 72(m)(7); (iii) which are part of a Series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans (such distributions may, however, be subject to a similar penalty under Code section 72(t) relating to distributions from qualified retirement plans and to a special penalty of 25% applicable specifically to SIMPLE IRAs or other special penalties applicable to Roth IRAs); (v) allocable to investment in the contract before August 14, 1982; (vi) under a qualified funding asset (as defined in Code section 130(d)); (vii) under an immediate annuity contract (as defined in Code section 72(u)(4)); or (viii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service. Please note that future legislation or regulations may modify the conditions under which distributions may be received without tax penalty. Consult your tax advisor for specific requirements regarding the application of each of these exceptions to the Penalty Tax.

Separate tax withdrawal penalties apply to qualified plans and IRAs. See “Penalty Tax on Certain Surrenders and Withdrawals from Qualified Plans and IRAs.”

Additional Considerations

Distribution-at-Death Rules

For a contract issued other than in connection with a qualified plan or an IRA, in order to be treated as an annuity contract for federal income tax purposes, a contract must provide the following two distribution rules: (a) if a contract holder dies on or after the annuity starting date , and before the entire interest in the contract has been distributed, the remainder of the policyholder’s interest will be distributed at least as rapidly as the method in effect on the policyholder’s death; and (b) if a contract holder dies before the annuity starting date , the contract holder’s entire interest generally must be distributed within five (5) years after the date of death, or if payable to a designated beneficiary, may be annuitized over the life or life expectancy of that beneficiary and payments must begin within one (1) year after the contract holder’s date of death. If the beneficiary is the spouse of the holder, the contract may be continued in the name of the spouse as holder. Similar distribution requirements apply to annuity contracts under qualified plans and IRAs.

If the primary Annuitant, which is not the contract holder, dies before the annuity starting date, the owner will become the Annuitant unless the owner appoints another Annuitant. If the contract holder is not an individual, the death of the primary Annuitant is treated as the death of the holder. When the holder is not an individual, a change in the primary Annuitant is treated as the death of the holder.

If the contract holder dies on or after the annuity starting date, the remaining payments, if any, under an Annuity Payment Option must be made at least as rapidly as under the method of distribution in effect at the time of death.

Any death benefits paid under the contract are taxable to the beneficiary at ordinary rates to the extent amounts exceed investment in the contract. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes and state income taxes may also apply.

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Each beneficiary will need to select the death benefit option from among those set forth in the contract applicable to the named beneficiary. If an option is not selected, the death benefit, if any, will be paid pursuant to the default death benefit payment option set forth in the contract. No beneficiary will be defaulted to any spousal continuance option.

Transfers, Assignments, or Exchanges of a Contract

A transfer or assignment of ownership of a Contract, the designation of an annuitant other than the owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.

Contracts Owned by Non-Natural Persons

If a non-natural person (for example, a corporation) holds the contract, the income on that contract (generally the increase in the net surrender value less the purchase payments paid) is includable in income each year. The rule does not apply where the non-natural person is an agent for a natural person, such as a trust in which the beneficial owner is a natural person. The rule also does not apply where the annuity contract is acquired by the estate of a decedent, where the contract is held under a qualified plan or an IRA, where the contract is a qualified funding asset for structured settlements, or where the contract is purchased on behalf of an employee upon termination of a qualified plan.

Section 1035 Exchanges

Code section 1035 provides, in general, that gain or loss is deferred upon the exchange of one annuity contract for another or the exchange of one annuity contract for a long-term care contract. Any such gain or loss is later recognized upon a recognition event (including withdrawal, death, surrender or annuitization). For non-qualified contracts, the contract proceeds must be transferred directly from one insurer to another insurer; they cannot be sent to the contract holder by the original insurer and then transmitted from the contract holder to the new insurer.

Exchanges are permitted of the entire contract or a portion of the contract. A partial exchange will qualify for tax deferral under section 1035 if no amount, other than an amount received as an annuity for 10 years or more during one or more lives, is received under either the original contract or new contract during 180 days beginning on date of transfer. Contract holders contemplating exchanges should consult their tax and/or legal advisors.

Multiple Contracts

The Code provides that for purposes of determining the amount of any distribution under Code section 72(e) (amounts not received as annuities) that is includable in gross income, all non-qualified deferred annuity contracts issued by the same insurer (or affiliate) to the same contract holder during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract Maturity Date, such as a withdrawal will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

Additional Tax on Net Investment Income (“Medicare Tax”)

In addition, annuity withdrawals may be included in the definition of “net investment income” for purposes of section 1411 of the Internal Revenue Code. If section 1411 applies to the income, in addition to income tax, there is an additional tax of 3.8 percent. Section 1411 is imposed only on taxpayers whose income exceeds a stated threshold amount. Further information regarding this additional tax may be forthcoming from the IRS.

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Diversification Standards

Diversification Regulations

Code section 817(h) requires that all variable contracts be adequately diversified. Treasury regulations define the requirements and generally permit these requirements to be satisfied using separate accounts with separate funds or series of a fund, each of which meets the requirements. The regulations generally require that, on the last day of each calendar quarter the assets of the separate accounts or series be invested in no more than:

•	55% in any 1 investment

•	70% in any 2 investments

•	80% in any 3 investments

•	90% in any 4 investments

A “look-through” rule applies to treat a pro rata portion of each asset of a Series as an asset of the Separate Account, and each Series of the funds are tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

We represent that we intend to comply with the Diversification Regulations to assure that the contracts continue to be treated as annuity contracts for federal income tax purposes.

Owner Control (Investor Control)

The Treasury Department has indicated that the Diversification Regulations do not provide exclusive guidance regarding the circumstances under which contract holder control of the investments of the Separate Account will cause the contract holder to be treated as the owner of the assets of the Separate Account. It is also critical that the insurance company and not the contract holder have control of the assets held in the separate accounts. A contract holder can allocate Account Values from one fund of the Separate Account to another but cannot direct the investments each fund makes. If a contract holder has too much “investor control” of the assets supporting the Separate Account funds, then the contract holder may be taxed on the gain in the contract as it is earned.

In 2003, the IRS issued formal guidance that indicated that if the number of underlying mutual funds available in a variable insurance contract does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment. This guidance also states that exceeding 20 investment options may be considered a factor, along with other factors, including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment. The Revenue Ruling did not indicate any specific number of underlying mutual funds that would cause the contract to not provide the desired tax treatment but stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

The Revenue Ruling considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the contract holder could exercise over the investment assets held by the insurance company under the variable contracts was not sufficient to cause the contract holder to be treated as the owner of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under this contract, like the contracts described in the Revenue Ruling, there is no arrangement, plan, contract, or agreement between the contract holder and us regarding the availability of a particular investment option and, other than the contract holder’s right to allocate purchase payments and transfer funds among the available investment options, all investment decisions concerning the investment options will be made by us or an advisor in its sole and absolute discretion. Please note that this contract may offer more than 20 investment options; however, we believe that this fact alone does not indicate that the investor control requirements have been violated.

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At this time, it cannot be determined whether additional guidance will be provided on this issue and what standards may be contained in such guidance. Should there been additional rules or regulations on this issue, including limitations on the number of underlying funds, transfers between or among underlying funds, exchanges of underlying funds or changes in investment objectives of underlying funds such that the contract would no longer qualify as an annuity for tax purposes, we reserve the right to modify the contract to the extent required to maintain annuity tax treatment.

Diversification Regulations and IRA/Qualified Plans

Code section 817(h) applies to a variable annuity contract other than a pension plan contract. Qualified plans and IRAs, are defined as pension plan contracts for these purposes. Notwithstanding the exception of IRA/qualified plan contracts from application of the diversification rules, all available investments will be structured to comply with the diversification regulations and investor control limitations because the investments serve as the investment vehicle for non-qualified contracts as well as qualified plan and IRA contracts.

Taxation of Annuities in General—Qualified Plans and IRAs

The contracts may be used with several types of IRAs and qualified plans including: Section 403(b) contracts (also referred to as Tax-Sheltered Annuities (TSAs) or Tax-Deferred Annuities (TDAs)), Traditional IRAs, SEP IRAs, SIMPLE IRAs, SARSEP IRAs, Roth IRAs, Corporate Pension and Profit-sharing Plans and State Deferred Compensation Plans. For purposes of this discussion, all will be treated as qualified plans. The specific tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made here to provide more than general information about the use of the contracts with the various types of qualified plans. We reserve the right at any time to discontinue the availability of this contract for use with some of all of these qualified plans. Participants under such qualified plans as well as contract holders, annuitants and beneficiaries, are reminded that the rights of any person to any benefits under such qualified plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the contract issued in connection therewith. Federal or state requirements, including ERISA, may impact the person entitled to death benefits under the contract. Consequently, a contract holder’s named beneficiary designation or elected annuity payment option may not be enforceable.

Certain death benefit guarantees may be purchased under the contract. There is a risk that IRS may consider these death benefit guarantees “incidental death benefits.” There is a limit on the amount of the incidental death benefits allowable for qualified contracts. If the death benefit(s) selected are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the IRA or qualified contract. There is also a risk that the IRS would take the position that one or more of the death benefit guarantees are not part of the annuity contract. In such a case, charges against the cash value of the annuity contract would be considered distributions subject to tax, including penalty taxes. While we regard the death benefit guarantees available under the contract as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions. If the IRS were to take this position, we would take all reasonable steps to avoid this result, which would include the right to amend the contract, with appropriate notice to you.

Furthermore, the Code provides that the assets of an IRA may not be invested in life insurance, but may provide, in the case of death during the accumulation phase, for a death benefit payment equal to the greater of sum of purchase payments (less withdrawals) or Contract Value. This contract offers death benefits, which may exceed the greater of sum of purchase payments (less withdrawals) or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA or other qualified contract. That determination could result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes.

We are of the opinion that the death benefit provided by the contract is part of the annuity contract. The contract and its amendments, benefits or endorsements (together referred to herein as the “contract”) have not

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been reviewed by the IRS for qualification as an IRA or any other qualified plan. Moreover, the IRS has not issued formal guidance concerning whether any particular death benefit complies with the qualification requirements for an IRA or any other qualified plan. You should consult with your tax advisor before electing a death benefit option under this contract for an IRA or other qualified plan.

Distributions from qualified plans eligible to be rolled over to new contracts but which are paid to the contract holder directly generally will be subject to 20 percent income tax withholding. These distributions are “Eligible Rollover Distributions.” Mandatory withholding can be avoided if the contract holder arranges for a direct rollover or trustee-to-trustee transfer to another IRA/qualified plan. Eligible Rollover Distributions include all taxable distributions from qualified plans except (a) distributions required under the Code, such as required minimum distributions, (b) substantially equal distributions made over the life (or life expectancy) of the employee, or for a term certain of 10 years or more, (c) the portion of distributions not includable in gross income (i.e., return of after-tax contributions), except as otherwise provided in the Code and (d) hardship distributions. The mandatory withholding rules do not apply to IRAs, however, a distribution from an IRA is taxable unless the IRA funds are reinvested in another IRA within a statutory time of 60 days.

The IRS has issued guidance limiting IRA rollovers to one per year per individual. Previously, the IRS guidance had indicated that an individual could rollover IRA proceeds from each IRA the individual owned once per year. Thus, if an individual had multiple IRAs, each IRA could be rolled over each year. This is no longer allowed. Under the Announcement, an individual with multiple IRAs will only be allowed to do one rollover per year in total. The Announcement does not impact trustee-to-trustee transfers or rollovers of qualified plan amounts into IRAs.

The contracts sold by us in connection with certain qualified plans will utilize annuity tables that do not differentiate on the basis of sex. Such annuity tables also will be available for use in connection with certain non-qualified deferred compensation plans.

There are numerous income tax rules governing qualified plans, including rules with respect to: coverage, participation, maximum contributions, required distributions, penalty taxes on early or insufficient distributions and income tax withholding on distributions. This discussion does not address these plan requirements in detail. The following are general descriptions of the various types of qualified plans and of the use of the contracts in connection therewith. Individuals are urged to consult with their own tax or legal advisors.

Special tax law provisions relating to qualified plans and IRAs may apply to certain taxpayers when the President declares a location to be a major disaster area or when the taxpayer is serving in or in support of the Armed Forces in a designated combat zone or qualified hazardous duty area. Depending on the specific provisions, these provisions can impact the timing of contributions, ability to repay withdrawn contributions, extension of time for repayment of loans taken under annuity contracts treated as a tax-sheltered annuity or tax-deferred annuity under Section 403(b) of the Code and applicability of 10% penalty tax. These provisions are generally time limited and require that the impacted taxpayer meet specific requirements. Since the specific requirements change frequently, taxpayers are directed to public information from the Internal Revenue Service to determine whether they qualify for these special rules. In the event that a taxpayer wishes to claim application of a special provision relating to a major disaster area or Armed Forces service contract, a taxpayer needs to contact us.

Tax Sheltered Annuities (“TSAs”), Tax Deferred Annuities (“TDAs”), Section 403(b)

Code section 403(b) permits public school systems and certain types of charitable, educational and scientific organizations, generally specified in Code section 501(c)(3), to purchase annuity contracts on behalf of their employees and, subject to certain limitations, allows employees of those organizations to exclude the amount of payments from gross income for federal income tax purposes. These annuity contracts are commonly referred to as TSAs, TDAs, or 403(b)s.

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Code section 403(b)(11) imposes certain restrictions on a contract holder’s ability to make withdrawals from, or surrenders of, section 403(b) contracts. Specifically, section 403(b)(11) allows a surrender or withdrawal only (a) when the employee attains age 59 1/2, separates from service, dies or becomes disabled (as defined in the Code), or (b) in the case of hardship. Section 403(b)(11), applies only with respect to distributions from section 403(b) contracts which are attributable to assets other than assets held as of the close of the last year beginning before January 1, 1989. Thus, the distribution restrictions do not apply to assets held as of December 31, 1988.

In addition, in order for certain types of contributions under a section 403(b) contract to be excluded from taxable income, the employer must comply with certain nondiscrimination requirements. The responsibility for compliance is with the employer and not with the issuer of the underlying annuity contract.

If a contract holder requests a distribution as a result of hardship, the employer must specifically authorize the distribution. It is not our responsibility to monitor compliance with IRS regulations relating to hardship distributions. If a hardship distribution is desired, the contract holder must follow the requirements set forth by the employer and we must receive consent by the employer, in a form acceptable to us, to process the distribution.

If certain contractual requirements are met, loans may be made available under section 403(b) contracts. A loan from a participant’s Contract Value may be requested only if the contract provides for loans and if the employer specifically permits and authorizes each specific loan. There are specific limits in the Code on the amount of the loan and the term of the loan. It is not our responsibility to monitor compliance with these requirements. If a loan is desired, the contract holder must follow the requirements set forth by the employer and we must receive consent by the employer, in form acceptable to us, to process the loan.

If we are directed by the participant, the loan may be taken from specific investment options. Otherwise, the loan is taken proportionately from all investment options. The loan must be at least $1,000 and the maximum loan amount is the greater of: (a) 90% of the first $10,000 of Contract Value minus any withdrawal charge; and (b) 50% of the Contract Value minus any withdrawal charge. The maximum loan amount is $50,000. If loans are outstanding from any other tax-qualified plan, then the maximum loan amount of the contract may be reduced from the amount stated above in order to comply with the maximum loan amount requirements under section 72(p) of the Code.

Interest will be charged on the loan, in the amount set forth in the contract. This interest is payable to us.

Loan repayments will first pay any accrued loan interest. The balance will be applied to reduce the outstanding loan balance and will also reduce the amount of the Loan Security Account by the same amount that the outstanding loan balance is reduced. The Loan Security Account is part of the general account and is the sole security for the loan. It is increased with all loan amounts taken and reduced by all repayments of loan principal. The balance of loan repayments, after payment of accrued loan interest, will be credited to the investment options of the Separate Account or the GIA in accordance with the participant’s most recent purchase payments allocation on file with us.

Under section 72(p), if a loan payment is not paid within 90 days after the payment was due, then the entire loan balance plus accrued interest will be in default. In the case of default, the outstanding loan balance plus accrued interest will be deemed a distribution for income tax purposes, and will be reported as such pursuant to Code requirements. At the time of such deemed distribution, interest will continue to accrue until such time as an actual distribution occurs under the contract.

Income Tax Regulations require that the employer have a written 403(b) Plan and that the Plan indicate the identity of the providers permitted under the Plan. We are not administrators of section 403(b) Plans; we are providers of annuity contracts authorized under specific Plans. We will exchange required information with the employer and/or authorized plan administrator, upon request. As a result of these regulations and requirements set forth by the employer, we may require additional documentation prior to executing transactions involving contracts issued in connection with section 403(b) plans. These documentation requirements may change from time to time.

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Keogh Plans

The Self-Employed Individual Tax Retirement Act of 1962, as amended permitted self-employed individuals to establish “Keoghs” or qualified plans for themselves and their employees. The tax consequences to participants under such a plan depend upon the terms of the plan. In addition, such plans are limited by law with respect to the maximum permissible contributions, distribution dates, nonforfeitability of interests, and tax rates applicable to distributions. In order to establish such a plan, a plan document must be adopted and implemented by the employer, as well as approved by the IRS. Annuity contracts may be funding vehicles under a Keogh plan. We may issue such a contract but specifically are not a plan administrator or plan trustee.

Individual Retirement Annuities

Various sections of the Code permit eligible individuals to contribute to individual retirement programs known as “Traditional IRAs”, “Roth IRAs”, “SEP IRA”, “SARSEP IRA”, “SIMPLE IRA”, and “Deemed IRAs”. Each of these different types of IRAs is subject to limitations on the amount that may be contributed, the timing of contributions, the persons who may be eligible, the time when distributions shall commence and the amount of such required minimum distributions. In addition, distributions from certain other types of qualified plans may be transferred into an IRA. Participant loans are not allowed under IRA contracts. Details about each of these different types of IRAs are included in the respective contract endorsements. If there are IRS or Code charges to the terms of existing endorsements, we may issue replacement endorsements. We will, at all times, administer all IRAs based on the law in existence at the time of each specific administration event.

Corporate Pension and Profit-Sharing Plans

Code section 401(a) permits corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includable in the gross income of the employee until distributed from the Plan. The tax consequences to participants may vary depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with Corporate Pension or Profit-sharing Plans should obtain independent tax advice as to the tax treatment and suitability of such an investment. Annuity contracts may be funding vehicles under these plans. We may issue such a contract but specifically are not a plan administrator or plan trustee.

Deferred Compensation Plans With Respect to Service for State and Local Governments and Tax Exempt Organizations

Code section 457(b) provides for certain deferred compensation plans with respect to service for state and local governments and certain other entities. The contracts may be used in connection with these plans; however, under these plans if issued to tax exempt organizations, the contract holder is the plan sponsor, and the individual participants in the plans are the Annuitants. Under such contracts, the rights of individual plan participants are governed solely by their agreements with the plan sponsor and not by the terms of the contracts. Annuity contracts may be funding vehicles under these plans. We may issue such a contract but specifically are not a plan administrator or plan trustee.

Tax on Surrenders and Withdrawals from Qualified Plans and IRAs

In the case of a withdrawal under a qualified plan or IRA, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s after-tax cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified

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plan. For many qualified plans and IRAs, the individual may have no after-tax contributions and the entire amount received will be taxable. For Roth IRAs, if certain conditions are met regarding holding periods and age of the contract holder, lifetime withdrawals are received without tax.

Code section 72(t) imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans and IRAs other than Roth IRAs. The penalty is increased to 25% instead of 10% for SIMPLE IRAs if distribution occurs within the first two years of the participation in the SIMPLE IRA. These penalty taxes are in addition to any income tax due on the distribution. To the extent amounts distributed are not includable in gross income no tax penalty will be imposed.

The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the contract holder or Annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death the contract holder or Annuitant (as applicable); (c) distributions attributable to the contract holder or Annuitant (as applicable) being disabled within the meaning of section 72(m)(7), (d) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the contract holder or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such contract holder or Annuitant (as applicable) and his or her designated beneficiary; (e) distributions to a contract holder or Annuitant (as applicable) who has separated from service after he has attained age 55; (f) distributions made on account of an IRS levy on the IRA or plan, (g) distributions made to the contract holder or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code section 213 to the contract holder or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (h) distributions made to an alternate payee pursuant to a qualified domestic relations order; (i) distributions from an IRA for the purchase of medical insurance (as described in section 213(d)(1)(D) of the Code) for the contract holder and spouse and dependents if the certain conditions are met; (j) distributions from IRAs for certain qualified educational expenses of the contract holder, spouse, children or grandchildren; (k) distributions from IRA for qualified first-time home purchase expenses; (l) distributions from retirement plans to individuals called to active military; and effective January 1, 2020 up to $5,000 upon the birth or adoption of a child (m) to terminally ill individuals or, for certain plans; and (n) up to $2,500 for certain long term care policy premiums. The exceptions stated in items (e) (h) and (n) above do not apply in the case of an IRA. The exception stated in item (d) applies to an IRA without the requirement that there be a separation from service. Additional exceptions may apply in limited situations. Please note that future legislation or regulations may modify the conditions under which distributions may be received from a qualified plan or IRA without tax penalty. Consult your tax advisor for specific requirements regarding the application of each of these exceptions to the Penalty Tax.

Generally, distributions from a qualified plan or IRA must commence no later than April 1 of the calendar year following the later of: (a) the year in which the employee attains their applicable age or (b) the calendar year in which the employee retires ((b) does not apply to an IRA). For individuals who reached age 70½ before January 1, 2020, the applicable age is 70½. For individuals who reached age 72 before January 1, 2023, the applicable age is 72. For individuals who reach age 72 after January 31, 2022, and reach age 73 before 2033, the applicable age is 73. If an individual reaches age 74 after 2032, the applicable age is 75. The date set forth in (b) does not apply to an IRA. The required distribution rules do not apply to Roth IRAs during the contract holder’s lifetime. This commencement date is referred to as the “required beginning date.” Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 25% penalty tax is imposed as to the required amount not distributed (which may be reduced to 10% if corrected within a two-year correction period). The life expectancy is based on tables published from time to time by the Internal Revenue Service.

The amount that must be distributed is based on Code rules relating to “Required Minimum Distributions.” This RMD takes into consideration the individual’s age, marital status, and account balance, as well as the actuarial value of additional benefits under the contract. The individual will have options regarding computation of the RMD amount; these options are selected at the time that the payments begin.

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An individual is required to take distributions from all of his or her retirement accounts; however in some cases, if the individual has two or more IRA accounts, the total amount of RMDs can be taken from one of the multiple accounts. For example, if the individual has two traditional IRA accounts, the individual will have an RMD amount relating to each of these retirement vehicles. The individual can take the total of two RMDs from either or both of the two accounts.

For IRAs, we are required to file an annual information return with the IRS, with a copy to the participant, of the fair market value of each account. This information return will also indicate if RMDs are required to be taken. We will provide information to each contract holder concerning the RMD computations for his or her annuity contract.

In addition to RMDs during the life of the individual, there are also required after-death distributions. These after-death RMDs apply to all qualified plans and IRAs, including Roth IRAs. The beneficiary of the contract may take payments earlier than provided under these after-death RMD rules, such as immediately after death, but cannot delay receipt of payments after the dates specified under these rules.

Under the after-death RMD rules, if the original contract holder died prior to the required beginning date, and designated a contract beneficiary, then the full account value generally must be distributed either by the end of the tenth calendar year after the year of the owner’s death. For spouses, certain “qualified designated beneficiaries” and other situations as permitted by the Code and IRS, the full account value may be distributed over a period of no longer than the life expectancy of the beneficiary. If the payments are to be over the life expectancy, the first payment must be received by December 31st of the year following the year of death.

In all cases, if the beneficiary is the surviving spouse, there are special spousal continuation rules under which the spouse can treat the contract as his or her own and delay receiving payments until the spouse attains his or her own required beginning date. Each beneficiary will need to select the death benefit option from among those set forth in the contract which are applicable to the named beneficiary. If an option is not selected, the death benefit, if any, will be paid pursuant to the default death benefit payment option set forth in the contract. No beneficiary will be defaulted to any spousal continuance option.

Seek Tax Advice

The above description of federal income tax consequences of the different types of qualified plans and IRAs which may be funded by the contracts offered by this prospectus is only a brief summary meant to alert you to the issues and is not intended as tax advice. The rules governing the provisions of qualified plans and IRAs are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences.

Withholding and Information Reporting

We are required to file information returns with the IRS and state taxation authorities in the event that there is a distribution from your contract that may have tax consequences and in certain other circumstances. In order to comply with our requirements, from time to time, we request that the contract holder or beneficiary provide certain information, including social security number or tax identification number and current address.

In addition to information reporting, we are also required to withhold federal and certain state income taxes on the taxable portion of any amounts received under the contract unless a valid election is made to not have any withholding or in certain other circumstances. An election of no withholding is not permitted if a correct social security number or other taxpayer identification number is not provided or if the IRS advises that withholding is required. “Eligible Rollover Distributions” from certain qualified contracts are subject to a 20% mandatory withholding unless directly rolled over to an eligible retirement plan. Special withholding rules apply to payments made to nonresident aliens.

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You are liable for payment of federal income taxes on the taxable portion of any amounts received under the contract. You may be subject to penalties if your withholding or estimated tax payments are insufficient. Certain states also require withholding of state income taxes on the taxable portion of amounts received. State laws differ regarding the procedure by which these amounts are computed and the extent to which a contract holder can elect out of withholding.

In 2004, the Department of Treasury ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax. This ruling is also understood to apply to other nonresident alien policyholders. Although the ruling was directed at a life insurance policy, it may also apply to an annuity contract.

Spousal Definition

The Internal Revenue Code provides special provisions relating to a spouse.

The Contract provides that upon your death, a surviving spouse may have certain options and rights that he or she may elect to exercise under Section 72(s) or 401(a)(9) of the Code. All Contract provisions relating to spousal rights are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law.

All individuals should contact their tax advisors regarding their personal tax situations.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under Federal tax law.

Annuity purchases by nonresident aliens and foreign corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate,

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unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative and regulatory changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or regulation. Consult a tax adviser with respect to legislative and regulatory developments and their effect on the contract.

We have the right to modify the contract or our contract administration in response to legislative or regulatory changes. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

Sales of Variable Accumulation Contracts

PHL Variable has designated 1851 Securities, Inc. (“1851”) to serve as the principal underwriter of the securities offered through this Prospectus, pursuant to the terms of an underwriting agreement. 1851, an affiliate of PHL Variable, also acts as the principal underwriter of other variable annuity contracts and variable life insurance policies issued by PHL Variable and its affiliated companies. PHL Variable or an affiliate reimburses 1851 for expenses 1851 incurs in underwriting the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). 1851 does not retain any fees under the Contracts; however, 1851 may receive 12b-1 fees from the underlying funds.

1851’s principal executive offices are located at One American Row, PO Box 5056, Hartford, CT 06102-5056. 1851 is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

1851 and PHL Variable enter into selling agreements with broker-dealers who are registered with the SEC and are members of FINRA, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of PHL Variable under applicable state insurance law and must be licensed to sell variable insurance products. PHL Variable has offered the Contract in jurisdictions where it is licensed to do business and where the Contract is approved.

Compensation

Broker-dealers who have selling agreements with 1851 and PHL Variable are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic asset-based compensation in all or some years based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement and the payment option selected by the broker-dealer and/or the registered representative but is not expected to exceed 8.0% of purchase payments if up-front compensation is paid to registered representatives and up to 2.5% annually of Contract Value (if asset based compensation is paid).

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To the extent permitted by FINRA rules, overrides and promotional incentives or cash and non-cash payments also may be provided to such broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the contract, including the recruitment and training of personnel, production of promotional literature and similar services.

This Contract does not assess a front-end sales charge, so you do not directly pay for sales and distribution expenses. Instead, you indirectly pay for sales and distribution expenses through the overall charges and fees assessed under the Contract. For example, any profits PHL Variable may realize through assessing the mortality and expense risk charge under your Contract may be used to pay for sales and distribution expenses. PHL Variable may also pay for sales and distribution expenses out of any payments PHL Variable or 1851 may receive from the underlying funds for providing administrative, marketing and other support and services to the underlying funds. Proceeds from the surrender charge may be used to reimburse PHL Variable for sales and distribution expenses. No additional sales compensation is paid if you select any optional benefits under your Contract.

We have unique arrangements for compensation with select broker-dealer firms based on the firm’s aggregate or anticipated sales of contracts or other factors. We enter into such arrangements at our discretion and we may negotiate customized arrangements with firms based on various criteria. As such, special compensation arrangements are not offered to all broker-dealer firms. Compensation payments made under such arrangements will not result in any additional charge to you.

State Regulation

We are subject to the provisions of the Connecticut insurance laws applicable to life insurance companies and to regulation and supervision by the Connecticut Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which PHL Variable does an insurance business.

State regulation of PHL Variable includes certain limitations on the investments, which may be made for its General Account and separate accounts, including the Separate Account. It does not include, however, any supervision over the investment policies of the Separate Account.

Reports

Reports showing the Contract Value will be furnished to you at least annually.

Voting Rights

As stated above, all of the assets held in an available investment option will be invested in shares of a corresponding underlying fund. We are the legal owner of those shares and, as such, have the right to vote to elect the Board of Trustees of the funds, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders’ meeting.

We will send you or, if permitted by law, make available electronically, proxy material, reports and other materials relevant to the investment options in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions. This process may result in a small number of contract owners controlling the vote.

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In the future, to the extent applicable federal securities laws or regulations permit us to vote some or all shares of the fund in its own right, we may elect to do so.

Matters on which owners may give voting instructions may include the following: (1) election or removal of the Board of Trustees of a fund; (2) ratification of the independent accountant for a fund; (3) approval or amendment of the investment advisory agreement for the fund corresponding to the owner’s selected investment option(s); (4) any change in the fundamental investment policies or restrictions of each such fund; and (5) any other matter requiring a vote of the shareholders of a fund. With respect to amendment of any investment advisory agreement or any change in a fund’s fundamental investment policy, owners participating in such fund will vote separately on the matter. The number of votes that you have the right to cast will be determined by applying your percentage interest in an investment option to the total number of votes attributable to the investment option. In determining the number of votes, fractional shares will be recognized. The number of votes for which you may give us instructions will be determined as of the record date for fund shareholders chosen by the Board of Trustees of a fund.

Cyber Security and Business Continuity Risks.

Our variable product business is dependent upon the effective operation of our computer systems and those of our business partners and service providers, and so our business may be vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cybersecurity incidents. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on systems and websites, unauthorized release of confidential customer information and other operational disruptions that could severely impede our ability to conduct our business and administer the Policy (e.g., calculate unit values or process transactions).

Financial services companies and their third-party service providers are increasingly the targets of cyber-attacks involving the encryption and/or threat to disclose personal or confidential information (e.g., ransomware) or disruptions of communications (e.g., denial of service) to extort money or for other malicious purposes. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources. The use of remote or flexible work arrangements, remote access tools and mobile technology have expanded potential targets for cyber-attack.

System failures and cybersecurity incidents affecting us, the funds, intermediaries and service providers may adversely affect us, our ability to administer the Policy and your interest in the Policy. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict. Although we undertake preventative and detective measures to protect our systems from cyber-attacks, there can be no guarantee that we or our service providers will be able to avoid all cybersecurity incidents affecting Policy Owners in the future. It is possible that a cybersecurity incident could persist for an extended period of time without detection.

We may also be exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, geo-political disputes, military actions, malicious acts and terrorist acts, any of which could adversely affect our ability to conduct business and administer the Policy. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our third-party service providers to perform their job responsibilities.

PHL Variable Insurance Company—Litigation and Regulatory Matters The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The Separate Account and the Principal Underwriter is not currently involved in any litigation or arbitration.

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The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. Given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular quarterly or annual periods as respects each of the Company and the Principal Underwriter.

Cost of insurance litigation

2017 Action: Two putative class actions were filed in the Southern District of New York challenging certain increases to cost of insurance charges implemented in 2017. Fan et. al. v. PHL Variable Life Insurance Company, 1:18-cv01288, was filed on February 13, 2018 and Advance Trust & Life Escrow Services, LTA as Nominee of Life Partners Position Holder Trust v. PHL Variable Life Insurance Company, 1:18-cv-3444, was filed on April 19, 2018. On July 20, 2018, a Second Amended Complaint was filed in the Fan case removing certain previously named defendants. On March 12, 2019, the court denied the Company’s motions to dismiss in each action for lack of personal jurisdiction. On May 29, 2019, the Court entered an order appointing lead class counsel and consolidating the Fan and Advance Trust cases. On November 15, 2022, the parties informed the Court that they had reached a settlement of the matter, subject to the negotiation of mutually acceptable settlement documents. On February 24, 2023 the parties executed a Joint Stipulation and Settlement Agreement to resolve the litigation. On March 7, 2023 Plaintiffs filed a motion to certify the class and for preliminary approval of the class action settlement, which the Court granted on August 9, 2023. On November 11, 2023, Plaintiffs filed a motion for final approval of the class action settlement, which the Court granted after hearing on December 22, 2023. The Court entered its final judgment in this action on January 18, 2024.

2021 Action: A putative class action, Kenney v. PHL Variable Insurance Company, 3:22-cv-00552, was filed in the District of Connecticut on April 15, 2022 challenging certain increases to cost of insurance charges implemented in 2021. On June 21, 2022, the Company filed its answer, denying liability. On February 14, 2024, an amended class action complaint was filed in the Kenney case. The amended class action complaint adds a new plaintiff, Arbuckle Funding LLC, as well as nine new defendants including two subsidiaries of the Company, Concord Re, Inc. and Palisado Re, Inc., as well as seven “Nassau” entities, including Nassau Insurance Group Holdings, L.P.; Nassau Insurance Group Holdings GP, LLC; Nassau Financial Group GP Ltd.; Nassau Financial Group, L.P.; Nassau Asset Management LLC; The Nassau Companies of New York; and The Nassau Companies. The amended class action complaint retains its cause of action against the Company for breach of contract challenging certain cost of insurance charges implemented in 2021. The amended class action complaint asserts a new cause of action for fraudulent transfer against all defendants. On, April 22, 2024, the Company, Concord Re, Inc., and Palisado Re, Inc. moved to dismiss the fraudulent transfer cause of action. Discovery is ongoing in this matter. The Company and its subsidiaries dispute the allegations in the complaints and intend a vigorous defense.

FINANCIAL STATEMENTS

Audited financial statements of the Separate Account and PHL Variable are included in the Statement of Additional Information. For a free copy of the Statement of Additional Information, simply call or write to our Customer Service Office. The Statement of Additional Information is also available on the SEC’s website at www.sec.gov.

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APPENDIX A – Investment Options Available Under the Contract

The following is a list of underlying funds available under the contract. More information about the underlying funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at https://dfinview.com/Nassau-PHL/TAHD/NAS000013. You can also request this information at no cost by calling 1-800-541-0171 or by sending an email request to customer_contact_center@nfg.com.

The current expenses and performance information below reflects fees and expenses of the funds, but does not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each fund’s past performance is not necessarily an indication of future performance. Updated fund performance can be found here: https://nfg.com/product-performance.html.

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
The highest total return consistent with the Adviser’s determination of reasonable risk.	AB VPS Balanced Hedged Allocation Portfolio (Class B)[3] – AllianceBerstein L.P.	0.98%	12.66%	3.05%	5.04%
Long-term capital appreciation.	Alger Capital Appreciation Portfolio[1],[2] (Class 1-2 Shares) – Fred Alger Management, LLC	0.95%	43.13%	15.43%	12.54%
To seek investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.	CVT S&P MidCap 400 Index Portfolio[3] (Class I) – Calvert Research and Management Ameritas Investment Partners, Inc.	0.33%	16.12%	12.28%	8.90%
The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies.	DWS Equity 500 Index VIP (Class A)[3] - DWS Investment Management Americas, Inc. Northern Trust Investments, Inc.	0.25%	26%	15.40%	11.74%
The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.	DWS Small Cap Index VIP (Class A)[3] - DWS Investment Management Americas, Inc. Northern Trust Investments, Inc.	0.38%	16.76%	9.67%	6.89%
To provide current income.	Federated Hermes Fund for U.S. Government Securities II3 - Federated Investment Management Company	0.78%	4.19%	-0.11%	0.90%
To seek high current income.	Federated Hermes High Income Bond Fund II3 – Federated Investment Management Company	0.81%	12.71%	4.75%	4.13%

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Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
To provide current income consistent with stability of principal and liquidity.	Federated Hermes Government Money Fund II3 – Federal Investment Management Company	0.63%	4.52%	1.49%	0.90%
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio (Service Class)[3] - Fidelity Management & Research Company LLC (FMR) FMR UK, FMR HK, and FMR Japan	0.66%	33.34%	16.54%	11.50%
Seeks to provide capital growth.	Fidelity® VIP Growth Opportunities Portfolio (Service Class)[3] - Fidelity Management & Research Company LLC (FMR) FMR UK, FMR HK, and FMR Japan	0.69%	45.51%	18.97%	15.61%
To achieve capital appreciation.	Fidelity® VIP Growth Portfolio (Service Class)[3] - Fidelity Management & Research Company LLC (FMR) FMR UK, FMR HK, and FMR Japan	0.68%	36.09%	19.52%	14.68%
Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio (Service Class)[3] - Fidelity Management & Research Company LLC (FMR) FMR UK, FMR HK, and FMR Japan	0.48%	6.12%	1.87%	2.24%
Seeks capital appreciation. Under normal market conditions, the fund invests primarily in equity securities of companies that the investment manager believes are leaders in innovation, take advantage of new technologies, have superior management, and benefit from new industry conditions in the dynamically changing global economy.	Franklin DynaTech VIP Fund (Class 2)[3] - Franklin Advisers, Inc.	0.89%	43.77%	13.76%	10.37%
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of debt and equity securities.	Franklin Income VIP Fund (Class 2) – Franklin Advisers, Inc.	0.71%	8.62%	6.98%	5.01%

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Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund (Class 2) – Franklin Mutual Advisors, LLC	0.93%	13.46%	7.82%	5.43%
Seeks long-term capital appreciation.	Guggenheim VT Long Short Equity Fund[1,2] - Security Investors, LLC, which operates under the name Guggenheim Investments	1.92%	12.75%	5.76%	3.32%
To seek capital appreciation.	Invesco V.I. American Franchise Fund (Series I Shares) – Invesco Advisers, Inc.	0.86%	40.93%	16.16%	11.70%
Both capital appreciation and current income.	Invesco V.I. Equity and Income Fund (Series II Shares) – Invesco Advisers, Inc.	0.81%	10.24%	9.64%	6.78%
Long-term growth of capital.	Invesco V.I. Core Equity Fund[1,2] (Series I Shares) - Invesco Advisers, Inc.	0.80%	23.36%	12.95%	7.79%
To seek capital appreciation.	Invesco V.I. Capital Appreciation Fund (Series II Shares)[3] - Invesco Advisers, Inc.	1.05%	35.03%	16.10%	11.28%
To seek capital appreciation.	Invesco V.I. Global Fund (Series II Shares) - Invesco Advisers, Inc.	1.07%	34.45%	12.02%	8.21%
Long-term growth of capital.	Invesco V.I. Main Street Mid Cap Fund®[1,2] (Series I Shares) - Invesco Advisers, Inc.	0.94%	14.47%	10.32%	6.45%
To seek capital appreciation.	Invesco V.I. Main Street Small Cap Fund® (Series II Shares) - Invesco Advisers, Inc.	1.13%	17.82%	12.79%	8.66%
Long-term capital appreciation.	Lazard Retirement U.S. Small Cap Equity Select Portfolio (Service Shares)[1,2,3] – Lazard Asset Management LLC	1.15%	10.02%	9.10%	6.73%
To seek high current income and the opportunity for capital appreciation to produce a high total return.	Lord Abbett Bond Debenture Portfolio (Class VC shares) – Lord, Abbett & Co. LLC	0.89%	6.55%	3.14%	3.49%
Long-term growth of capital and income without excessive fluctuations in market value.	Lord Abbett Growth and Income Portfolio (Class VC shares) - Lord, Abbett & Co. LLC	0.92%	13.19%	10.72%	7.81%

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Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
To seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.	Lord Abbett Mid Cap Stock Portfolio (Class VC shares) - Lord, Abbett & Co. LLC	1.15%	15.42%	10.64%	6.51%
Seeks to provide investors with capital appreciation.	Morningstar Aggressive Growth ETF Asset Allocation Portfolio (Class II) - ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.78%	16.88%	10.04%	7.06%
Seeks to provide investors with capital appreciation and some current income.	Morningstar Balanced ETF Asset Allocation Portfolio (Class II) – ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.79%	12.82%	6.68%	4.99%
Seeks to provide investors with current income and capital appreciation.	Morningstar Growth ETF Asset Allocation Portfolio (Class II) – ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.79%	15.72%	8.64%	6.20%
Seeks to provide investors with current income and capital appreciation.	Morningstar Income and Growth ETF Asset Allocation Portfolio (Class II) – ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.78%	10.59%	4.74%	3.67%
The Fund seeks growth of capital.	Neuberger Berman AMT Mid Cap Growth Portfolio (Class S)[3] - Neuberger Berman Investment Advisers LLC	1.11%	-28.83%	6.77%	9.95%
The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)[3] - Neuberger Berman Investment Advisers LLC	1.17%	-18.65%	7.14%	10.64%
Seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity- linked derivative instruments back by a portfolio of inflation-indexed securities and other Fixed Income Instruments.	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class) - Pacific Investment Management Company LLC	1.64%	-7.93%	8.46%	-0.90%

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Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation- indexed bonds of varying maturities issued by the U.S. and non-U.S. governments.	PIMCO VIT Real Return Portfolio (Advisor Class) - Pacific Investment Management Company LLC	1.01%	3.57%	3.05%	2.15%
Seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.	PIMCO VIT Total Return Portfolio (Advisor Class) - Pacific Investment Management Company LLC	0.92%	5.83%	0.98%	1.60%
Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movement of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument on a daily basis.	Rydex VT Inverse Government Long Bond Strategy Fund[1,2,3] - Security Investors, LLC, which operates under the name Guggenheim Investments	5.02%	4.22%	1.03%	-3.28%
Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis.	Rydex VT Nova Fund[1,2,3] - Security Investors, LLC, which operates under the name Guggenheim Investments	1.72%	35.06%	18.45%	14.14%
Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments.	Templeton Developing Markets VIP Fund (Class 2 Shares)[3] - Templeton Asset Management Ltd. Franklin Templeton Investment Management Limited	1.35%	12.62%	4.22%	2.32%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.	Templeton Foreign VIP Fund (Class 2 Shares)[3] - Templeton Investment Counsel, LLC	1.07%	20.76%	5.27%	1.28%
Seeks long-term capital growth. Under normal market conditions, the fund invests primarily in equity securities of companies located anywhere in the world, including developing markets.	Templeton Growth VIP Fund (Class 2 Shares)[3] - Templeton Global Advisors Limited Templeton Asset Management Ltd	1.12%	21.01%	6.47%	3.24%

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Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Capital appreciation and current income.	TVST Touchstone Balanced Fund[3] - Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.80%	18.61%	11.29%	7.80%
High Level of current income consistent with preservation of capital. Capital appreciation is secondary.	TVST Touchstone Bond Fund[3] - Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.63%	6.07%	1.82%	1.43%
Capital appreciation.	TVST Touchstone Common Stock Fund[3] - Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.73%	26.66%	16.22%	11.29%
Growth of Capital.	TVST Touchstone Small Company Fund[3] - Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.76%	16.60%	12.29%	9.49%
Long-term growth of capital.	Virtus KAR Capital Growth Series A3 – Virtus Investment Advisers, Inc. Kayne Anderson Rudnick Investment Management, LLC	1.01%	34.71%	15.19%	11.97%
Capital appreciation and current income.	Virtus KAR Equity Income Series A3 - Virtus Investment Advisers, Inc. Kayne Anderson Rudnick Investment Management, LLC	0.96%	1.49%	11.46%	7.25%
High total return consistent with reasonable risk.	Virtus SGA International Growth Series A3 - Virtus Investment Advisers, Inc. Sustainable Growth Advisers, LP	1.12%	18.00%	8.80%	2.23%
Long-term total return.	Virtus Newfleet Multi-Sector Intermediate Bond Series A3 - Virtus Investment Advisers, Inc. Newfleet Asset Management, LLC	0.93%	8.69%	3.19%	2.94%
Capital appreciation and income with approximately equal emphasis.	Virtus Duff & Phelps Real Estate Securities Series A3 - Virtus Investment Advisers, Inc. Duff & Phelps Investment Management Co.	1.08%	11.03%	8.55%	7.95%

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Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Long-term capital growth.	Virtus KAR Small-Cap Growth Series A3 - Virtus Investment Advisers, Inc. Kayne Anderson Rudnick Investment Management, LLC	1.12%	19.70%	11.70%	13.85%
Long-term capital appreciation.	Virtus KAR Small-Cap Value Series A3 - Virtus Investment Advisers, Inc. Kayne Anderson Rudnick Investment Management, LLC	1.08%	19.05%	11.80%	8.42%
High total return over an extended period of time consistent with prudent investment risk.	Virtus Tactical Allocation Series (Class A Shares)[3] - Virtus Investment Advisers, Inc. Kayne Anderson Ruddick Investment Management, LLC and NewFleet Asset Management, LLC (fixed)	0.96%	22.22%	9.03%	5.87%
Long Term Capital Appreciation.	Wanger International[3] - Columbia Wanger Asset Management, LLC	1.20%	16.95%	6.45%	3.50%
Long Term Capital Appreciation.	Wanger Acorn[3] - Columbia Wanger Asset Management, LLC	0.95%	21.74%	7.51%	7.20%

[1]	This fund is closed to new investors.
[2]

For contract owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular purchase payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing dollar cost averaging (“DCA”) percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.

[3]	The current expenses of this fund reflect a temporary fee waiver or expense reimbursement arrangement.

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To learn more about the contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2024. The SAI is incorporated by reference into this prospectus. For a free copy of the SAI, or for general inquiries, contact our Customer Service Office. Reports and other information about PHL Variable Insurance Company and PHL Variable Accumulation Account is available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov.

EDGAR contract identifier number: C000020860

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(Version C)

Phoenix Spectrum Edge®

PHL Variable Accumulation Account

Issued by: PHL Variable Insurance Company (“PHL Variable”)

PROSPECTUS	May 1, 2024

This prospectus describes a variable and fixed accumulation deferred annuity contract offered to groups and individuals. The contract offers a variety of variable and fixed investment options and also the optional benefits called guaranteed minimum income benefit and guaranteed minimum accumulation benefit and optional death benefits. You may allocate purchase payments and contract value to one or more of the investment options of the PHL Variable Accumulation Account (“Separate Account”), or to the Guaranteed Interest Account (“GIA”). The assets of each investment option of the Separate Account will be used to purchase, at net asset value, shares of a series in the designated funds described in Appendix A: Investment options available under the contract.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The contract is not a deposit or obligation of, underwritten or guaranteed by, any financial institution, credit union or affiliate. It is not federally insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other state or federal agency. Contract investments are subject to risk, including the fluctuation of contract values and possible loss of principal. The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Purchasing a variable annuity within a qualified plan or Individual Retirement Account/Annuity (IRA) does not provide any additional tax benefit. Variable annuities should not be sold in qualified plans or IRAs because of the tax-deferral feature alone, but rather when other benefits, such as lifetime income payments and death benefit protection support the recommendation.

For general information, you may send an email request to customer_contact_center@nfg.com.

Important Adverse Developments Related to PHL Variable’s Financial Condition

In recent years, the financial condition of PHL Variable Insurance Company (“PHL Variable”) has continued to deteriorate. PHL Variable has become statutorily insolvent, and PHL Variable’s independent auditors have issued a report on the PHL Variable statutory financial statements that includes an “emphasis of matter” paragraph because there is substantial doubt about PHL Variable’s ability to continue as a going concern. PHL Variable’s financial guarantees – including with respect to annuity payments, death benefits, optional benefit riders, loans, and amounts in the Guaranteed Interest Account or other fixed account options, as applicable – are subject to PHL Variable’s financial strength and claims-paying ability. In light of PHL Variable’s financial difficulty, there is significant risk that PHL Variable will be unable to fulfill its financial guarantees under your contract.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability.

The Connecticut Insurance Commissioner of the Connecticut Insurance Department, PHL Variable’s primary state insurance regulator, may seek to take control of PHL Variable by obtaining a court order placing it into receivership. As of the date of this prospectus, it remains uncertain whether and when that will occur. In the event that PHL Variable is placed into receivership, then pursuant to Connecticut law, the Connecticut Insurance Commissioner would have broad authority in the management of PHL Variable’s business and affairs. In receivership, the Connecticut Insurance Commissioner could pursue either a rehabilitation or liquidation of PHL Variable. The Commissioner could also have power to unilaterally change the terms of outstanding contracts, subject to the review by the court. As part of these proceedings, if they were to occur, it is possible that your contract could be adversely affected or potentially even terminated. For example, pursuant to a court order, guarantees (e.g., annuity payments, death benefits, living benefits) could be reduced or terminated, contract features could be changed, contract fees and charges could be increased, distributions could be reduced, and/or new restrictions or reductions could be introduced.

As of March 2023, PHL Variable has been operating under the Administrative Supervision of the Connecticut Insurance Department. Management is evaluating plans to mitigate the current financial condition of PHL Variable. For so long as PHL Variable remains subject to the supervision and regulatory oversight of the Connecticut Insurance Department, PHL Variable generally will need approval from the Commissioner for business and governance activities other than those performed in the ordinary course of business. In addition, management is actively pursuing strategic transactions that could positively impact the capital and liquidity of PHL Variable. No assurance can be given that management will be successful in executing on any of these financial alternatives.

PHL Variable Accumulation Account (the “Separate Account”), which is the segregated asset account supporting the variable investment options under the contract, remains insulated from PHL Variable’s general account. However, it is important to understand that the Separate Account does not support PHL Variable’s financial guarantees. The Separate Account only supports the value of your investments in the variable investment options. If PHL Variable were to be dissolved in a receivership, in addition to your contract and financial guarantees potentially being terminated, the assets of the Separate Account may be liquidated and disbursed to Contract Owners, which could have negative tax consequences.

For additional information, see “Principal Risks of Investing in the Contract – Insurance Company Insolvency Risk” in this prospectus. Financial statements for PHL Variable and the Separate Account are included in the Statement of Additional Information, dated May 1, 2024, which is incorporated by reference into this prospectus. The Statement of Additional Information is available upon request.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability. If you retain your contract, there is a risk that the guarantees under your contract may be reduced or go entirely unfulfilled. If you surrender your contract, the contract and all guarantees under your contract will be terminated, and you could incur surrender charges, taxes, and tax penalties. Making additional purchase payments into the contract may increase your risk of loss related to PHL Variable’s financial insolvency.

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GLOSSARY OF SPECIAL TERMS

Most of the terms used throughout this prospectus are described within the text where they first appear. Certain terms marked by italics when they first appear are described below.

Account Value: The value of all assets held in the Separate Account.

Accumulation Unit: A standard of measurement for each investment option used to determine the value of a contract and the interest in the investment options prior to the start of annuity payments.

Accumulation Unit Value: The value of one accumulation unit was set at $1.000 on the date assets were first allocated to each investment option. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period just ended.

Administrative Office: The office set forth on the cover page of this prospectus.

Annuitant(s)/Joint Annuitant: The individual designated as such on the contract schedule page, or as later changed. The Annuitant is the person on whose continuation of life the contract is issued. There may be one or two annuitants. One is the primary annuitant and the other is considered to be the joint annuitant. Prior to the maturity date the annuitants may be changed. However, there may be tax consequences.

Annuity Payment Option: The provisions under which we make a series of annuity payments to the annuitant or other payee, such as Life Annuity with Ten Years Certain. See “Annuity Payment Options.”

Annuity Unit: A standard of measurement used in determining the amount of each periodic payment under the variable Annuity Payment Options I, J, K, M and N. The number of annuity units in each investment option with assets under the chosen option is equal to the portion of the first payment provided by that investment option divided by the annuity unit value for that investment option on the first payment calculation date.

Annuity Unit Value: On the first valuation date selected by us, we set all annuity unit values in each investment option of the Separate Account at $1.00. The annuity unit value on any subsequent valuation date is equal to the annuity unit value of the investment option on the immediately preceding valuation date multiplied by the net investment factor for that investment option for the valuation period divided by 1.00 plus the rate of interest for the number of days in the valuation period based on the assumed investment rate.

Claim Date: The valuation date following receipt of a certified copy of the death certificate at our Customer Service Office.

Contract Date: The date that the initial purchase payment is invested under a contract.

Contract Owner (owner, you, your): Usually the person or entity to whom we issue the contract.

Contract Value: Prior to the Maturity Date, the sum of all Accumulation Units held in the investment options of the Separate Account and the value held in the GIA. For Tax-sheltered Annuity plans (as described in Internal Revenue Code (IRC) Section 403(b)) with loans, the Contract Value is the sum of all accumulation units held in the investment options of the Separate Account and the value held in the GIA plus the value held in the Loan Security Account, and less any Loan Debt.

Customer Service Office: The address that a policy owner should contact regarding all customer service matters, including premium payments, withdrawals, surrenders, transfers, exchanges, and fund/premium allocation requests. For payments, the address is P.O. Box 758606, Topeka, Kansas 66675-8606. For non-payment service matters, the address is P.O. Box 758573, Topeka, Kansas 66675-8573. For overnight payment delivery, the address is 5801 SW 6th Street, Mail Zone 606, Topeka, Kansas 66675-8606. The telephone number is 1-800-541-0171. The hours of operation are 8:30am – 6:00pm EST and the fax number is 1-785-368-1386.

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Death Benefit Options: The selected death benefit option determines the method of death benefit calculation upon death of the owner or if there are more than one owner, on the earliest death of any of the owners.

Fixed Payment Annuity: An annuity payment option providing payments with a fixed dollar amount after the first payment is made.

GIA: An investment option under which payment amounts are guaranteed to earn a fixed rate of interest.

Inherited/Stretch Annuity: A post-death distribution option that provides an extended payout option for the beneficiary of a deceased Owner’s Contract.

Maturity Date: The date elected by the owner as to when annuity payments will begin. Unless we agree otherwise, the maturity date will not be any earlier than the fifth contract anniversary and no later than the younger annuitant’s 95th birthday or ten years from the contract date. The election is subject to certain conditions described in “The Annuity Period.” If more than one annuitant, the primary annuitant’s age will be used to determine that maturity date.

Minimum Initial Payment: The amount that you were required to pay when you purchased a contract. We require minimum initial payments of:

•	Non-qualified plans—$5,000

•	IRA/Qualified plans—$2,000

The contract is no longer offered for new sales.

Net Asset Value: Net asset value of a fund’s shares is computed by dividing the value of the net assets of the fund by the total number of fund outstanding shares.

PHL Variable (our, us, we, company): PHL Variable Insurance Company.

Required Minimum Distribution (RMD): The annual distribution that must be taken from an IRA/qualified plan during the life of the Owner and/ or after the Owner’s death. The Required Minimum Distribution will be computed based on Internal Revenue Code requirements (including Internal Revenue Service guidance) and incorporates the actuarial value of all benefits under the contract. There is no RMD requirement during the Owner’s lifetime from a Roth IRA.

Separate Account: PHL Variable Accumulation Account

Spouse: Any two persons legally married. Spouse does not include domestic partner, civil union partner or any other arrangement that is not recognized by a state as a legal marriage.

Valuation Date: A Valuation Date is every day the New York Stock Exchange (“NYSE”) is open for trading and PHL Variable is open for business.

Variable Payment Annuity: An annuity payment option providing payments that vary in amounts, according to the investment experience of the selected investment options.

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Important Information You Should Consider About the Contract

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals

If you withdraw money from your contract, you may be assessed a surrender charge of up to 7%. A surrender charge applies until the purchase payment being withdrawn is seven complete years old or older.

For example, if you withdraw a $100,000 purchase payment during the first year that the purchase payment was made, you could be assessed a charge of up to $7000 on the purchase payment being withdrawn.

Fee Table; Deductions and Charges – Surrender Charges
Transaction Charges	In addition to surrender charges, we reserve the right to impose a transfer charge of up to $20 per transfer after the first 12 transfers in each contract year. Currently, we are not imposing a transfer charge.			Fee Table; Deductions and Charges – Transfer Charge
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Fee Table

	Annual Fee	Minimum	Maximum
	1. Base contract	1.12%(1)	1.42%(1)
	2. Investment options (underlying fund fees and expenses)	0.27%(2)	5.13%(2)
	3. Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.40%(3)	0.75%(3)

(1)   Charged on an annualized basis as a percentage of average account value in the Separate Account, plus the effect of the $35 Annual Administrative Charge.

(2)   As a percentage of underlying fund assets. Underlying fund fees are as of 12/31/23. Underlying fund fees can vary from year to year.

3

FEES AND EXPENSES			LOCATION IN PROSPECTUS

(3)   The Guaranteed Minimum Income Benefit fee is calculated as a percentage of greater of guaranteed annuitization value and contract value.

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost:	Highest Annual Cost:
	$1,310	$5,240
	Assumes:	Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Least expensive combination of contract classes and underlying fund fees and expenses

•   No optional benefits

•   No sales charges

•   No additional purchase payments, transfers, or withdrawals

•   Investment of $100,000

•   5% annual appreciation

•   Most expensive combination of contract classes, optional benefits and underlying fund fees and expenses

•   No sales charges

•   No additional purchase payments, transfers, or withdrawals

RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this contract.		Principal Risks of Investing in the Contract
Not a Short-Term Investment

•   This contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

•   A purchase payment being withdrawn is subject to a surrender charge until seven complete years have passed since the purchase payment was made.

•   Surrender charges will reduce the value of your contract if you withdraw money during the surrender charge period.

•   The benefits of tax deferral are generally more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Contract; Deductions and Charges; Federal Income Taxes

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RISKS		LOCATION IN PROSPECTUS
Risks Associated with Investment Options

•   An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the contract (e.g., underlying funds).

•   Each investment option (as well as the GIA) will have its own unique risk, and you should review these investment options before making an investment decision.

Principal Risks of Investing in the Contract; Appendix A: Investment Options Available Under the Contract; GIA
Insurance Company Risks

An investment in the contract is subject to the risks related to PHL Variable, including that any obligations (including under the GIA), guarantees, or benefits are subject to the claims- paying ability of PHL Variable. More information about PHL Variable, including its financial strength ratings, is available by calling 1-800-541-0171.

PHL Variable has received from its independent auditor a report on the PHL Variable statutory financial statements that includes an “emphasis of matter” paragraph because there is substantial doubt about PHL Variable’s ability to continue as a going concern. In light of PHL Variable’s financial difficulty, there is significant risk that PHL Variable will be unable to fulfill its financial guarantees under the contract. You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability.

Principal Risks of Investing in the Contract - Insurance Company Insolvency Risk; PHL Variable and the Separate Account; Contract Guarantees; Financial Statements
RESTRICTIONS		LOCATION IN PROSPECTUS
Investments	• PHL Variable reserves the right to remove or substitute variable investment options available under the contract. • We reserve the right to limit transfers if frequent or large transfers occur.	PHL Variable and the Separate Account; Market Timing and Other Disruptive Trading
Optional Benefits

•   Ability to elect one of the optional benefits may be restricted by minimum and maximum issue age requirements, ownership and beneficiary limitations, and is subject to state availability and regulation

Optional Benefits

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RESTRICTIONS		LOCATION IN PROSPECTUS
• Withdrawals made after the GMIB rider date, including loans, can reduce the benefit value by more than the amount withdrawn and could terminate the benefit. • Election of GMIB rider is irrevocable.
TAXES		LOCATION IN PROSPECTUS
Tax Implications	• You should consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.	Federal Income Taxes

•   If you purchase the contract through a qualified retirement plan or individual retirement account (IRA), you do not receive any additional tax benefit.

•   Earnings on your contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1⁄2.

CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation

We no longer make new sales of the contract.

To compensate those who have sold a contract in the past, we generally pay compensation as a percentage of purchase payments invested in the contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic, asset-based compensation in all or some years based on all or a portion of the Contract Value. To the extent permitted by FINRA rules, overrides and promotional incentives or cash and non-cash payments also may be provided to the broker- dealer through which a contract has been sold, based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the contract, including the recruitment and training of personnel, production of promotional literature and similar services.

Sales of Variable Accumulation Contracts

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CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
The existence of these compensation arrangements can create a conflict of interest that potentially could influence a registered representative to recommend this contract over another investment.
Exchanges

As a general matter, some investment professionals could have a financial incentive to offer you this contract in place of another contract you currently own.

Similarly, some investment professionals may have a financial incentive to offer you a new contract in place of this one. You should only exchange a contract if you determine, after comparing the features,

Sales of Variable Accumulation Contracts

fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract. Currently, we do not offer this contract for new sales, and thus would not offer this contract in connection with such a replacement transaction.

Overview of the Contract

Important Adverse Developments Related to PHL Variable’s Financial Condition

In recent years, the financial condition of PHL Variable Insurance Company (“PHL Variable”) has continued to deteriorate. PHL Variable has become statutorily insolvent, and PHL Variable’s independent auditors have issued a report on the PHL Variable statutory financial statements that includes an “emphasis of matter” paragraph because there is substantial doubt about PHL Variable’s ability to continue as a going concern. PHL Variable’s financial guarantees – including with respect to annuity payments, death benefits, optional benefit riders, loans, and amounts in the Guaranteed Interest Account or other fixed account options, as applicable – are subject to PHL Variable’s financial strength and claims-paying ability. In light of PHL Variable’s financial difficulty, there is significant risk that PHL Variable will be unable to fulfill its financial guarantees under your contract.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability.

The Connecticut Insurance Commissioner of the Connecticut Insurance Department, PHL Variable’s primary state insurance regulator, may seek to take control of PHL Variable by obtaining a court order placing it into receivership. As of the date of this prospectus, it remains uncertain whether and when that will occur. In the event that PHL Variable is placed into receivership, then pursuant to Connecticut law, the Connecticut Insurance Commissioner would have broad authority in the management of PHL Variable’s business and affairs. In receivership, the Connecticut Insurance Commissioner could pursue either a rehabilitation or liquidation of PHL Variable. The Commissioner could also have power to unilaterally change the terms of outstanding contracts, subject to the review by the court. As part of these proceedings, if they were to occur, it is possible that your contract could be adversely affected or potentially even terminated. For example,

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pursuant to a court order, guarantees (e.g., annuity payments, death benefits, living benefits) could be reduced or terminated, contract features could be changed, contract fees and charges could be increased, distributions could be reduced, and/or new restrictions or reductions could be introduced.

As of March 2023, PHL Variable has been operating under the Administrative Supervision of the Connecticut Insurance Department. Management is evaluating plans to mitigate the current financial condition of PHL Variable. For so long as PHL Variable remains subject to the supervision and regulatory oversight of the Connecticut Insurance Department, PHL Variable generally will need approval from the Commissioner for business and governance activities other than those performed in the ordinary course of business. In addition, management is actively pursuing strategic transactions that could positively impact the capital and liquidity of PHL Variable. No assurance can be given that management will be successful in executing on any of these financial alternatives.

PHL Variable Accumulation Account (the “Separate Account”), which is the segregated asset account supporting the variable investment options under the contract, remains insulated from PHL Variable’s general account. However, it is important to understand that the Separate Account does not support PHL Variable’s financial guarantees. The Separate Account only supports the value of your investments in the variable investment options. If PHL Variable were to be dissolved in a receivership, in addition to your contract and financial guarantees potentially being terminated, the assets of the Separate Account may be liquidated and disbursed to Contract Owners, which could have negative tax consequences.

For additional information, see “Principal Risks of Investing in the Contract – Insurance Company Insolvency Risk” in this prospectus. Financial statements for PHL Variable and the Separate Account are included in the Statement of Additional Information, dated May 1, 2024, which is incorporated by reference into this prospectus. The Statement of Additional Information is available upon request.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability. If you retain your contract, there is a risk that the guarantees under your contract may be reduced or go entirely unfulfilled. If you surrender your contract, the contract and all guarantees under your contract will be terminated, and you could incur surrender charges, taxes, and tax penalties. Making additional purchase payments into the contract may increase your risk of loss related to PHL Variable’s financial insolvency.

The following is intended as a summary. Please read each section of this prospectus for additional detail.

General overview of the contract. This annuity contract is between you, as the Contract Owner, and PHL Variable. The contract is intended for those seeking income and for those seeking long-term tax-deferred accumulation of assets to provide income for retirement or other purposes. Those considering the contract for other purposes should consult with their tax advisors. Participants in qualified plans and IRAs should note that this contract does not provide any additional tax deferral benefits beyond those provided by the qualified plan or IRA and should not consider the contract for its tax treatment, but for its investment and annuity benefits.

Because the contract is designed for investors who intend to accumulate funds for retirement or other long-term financial planning purposes, the contract is best suited for those with a long term investment horizon. Although you have the ability to make partial withdrawals and/or fully surrender the contract at any time during the accumulation phase, the contract should not be viewed as a highly liquid investment. In that regard, withdrawals taken in the near term can result in you being assessed a surrender charge, which can be a significant amount. In addition, withdrawals can significantly reduce the value of the GMIB and can even result in termination of the GMIB. Failure to hold the contract for the long-term would mean that you lose the opportunity for the performance of your chosen investment options to grow on a tax-deferred basis. Thus, the contract’s features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the contract, has a long investment horizon, and has purchased the contract for retirement purposes or other long-term financial planning purposes. The contract is not intended for those who intend to engage in frequent trading among the variable investment options within the Separate Account.

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The contract has two phases – the accumulation period and the annuity period. During the accumulation period, you can apply purchase payments to your contract, and we provide a death benefit. You bear the investment risk, whether a gain or loss, for any Contract Value allocated to the Separate Account. Once you begin receiving annuity payments on the Maturity Date, your contract enters the annuity period. During the annuity period, we make annuity payments based on the Annuity Payment Option you elect. When you annuitize, you receive a stream of annuity payments and you will be unable to make withdrawals. Moreover, when you annuitize, the contract’s death benefit terminates.

The contract offers a combination of variable and fixed investment options. Investments in the variable options provide results that vary, and depend upon the performance of the underlying funds. The owner assumes the risk of gain or loss according to the performance of the underlying funds. Investments in the GIA provide guaranteed interest earnings subject to certain conditions. There is no guarantee that the Contract Value will equal or exceed payments made under the contract.

Additional information about each underlying fund is provided in Appendix A to this prospectus.

Purchase Payments and Transfers. You may make purchase payments any time until the Maturity Date, for non-qualified contracts. You can vary the amount and frequency of your purchase payments for non-qualified contracts. For IRA/qualified plan contracts, there are federal limitations regarding the amount of purchase payments. Other than the Minimum Initial Payment, there are no required purchase payments.

You may also elect an asset allocation or strategic program through which to allocate your Contract Value. Participation in a program is optional. Although we may offer other programs in the future, whether those programs will be made available to both current and prospective Contract Owners will be determined at the sole discretion of PHL Variable.

Prior to the Maturity Date, you may elect to transfer all or any part of the Contract Value among one or more investment options or the GIA, subject to the limitations established for the GIA and the restrictions related to disruptive trading and market timing. After the Maturity Date under variable annuity payment options, you may elect to transfer all or any part of the Contract Value among one or more investment options. Transfers between the investment options are subject to disruptive trading and market timing restrictions.

Withdrawals. You may partially or fully surrender the contract any time for its Contract Value, less any applicable surrender charge, market value adjustment and premium tax. Each year you may withdraw part of your Contract Value free of any surrender charges. During the first contract year, you may withdraw the greater of 10% of the Contract Value as of the date of the first partial surrender or the amount of the “Required Minimum Distribution” (“RMD”), as defined in the Internal Revenue Code without a surrender charge. Withdrawals may be subject to income tax on any gains plus a 10% penalty tax if the Contract Owner is under age 59 1⁄2.

The Guaranteed Minimum Income Benefit (GMIB) is an optional benefit designed to provide a level of annuity payments that is guaranteed even if your Contract Value declines. However, there is not an absolute guarantee of receipt of these payments since, for example, you could die prior to beginning your receipt of these guaranteed annuity payments. Note that withdrawals you take, including loans, can reduce the guaranteed annuitization value and terminate the benefit. The benefit also can terminate automatically (e.g., on the 30th day after the last contract anniversary that occurs after the older Annuitant’s 90th birthday). The guarantee under GMIB may never come into effect if the guaranteed annuitization value that would be used to determine your annuity payments is less than your Contract Value. We impose an additional fee if you have elected GMIB.

Death Benefit. The contract provides for payment on the death of the Contract Owner or the annuitant any time before the Maturity Date of the contract. The owner elects any of the available death benefit options at the time of the initial premium payment. If no option is elected, Death Benefit Option 1 will apply. As detailed below in this prospectus, there are three death benefit options (a) Return of Premium (b) Annual Step-Up and (c) the Relief Amount (which was not offered after May 1, 2007). As discussed in the Deductions and Charges section below, we previously offered a version of Death Benefit Option 3 in certain States that was subject to a lower mortality and expense risk fee.

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Loans

Loans are available only to plan participants in plans qualified under Section 403(b) of the Code. The loan is made by PHL Variable, and participant Contract Value withdrawn to be held as loan collateral is maintained in a segment of our general account. Taking a loan can result in adverse tax consequences, and also can reduce the guaranteed annuitization value under GMIB or result in termination of the benefit. In addition, any amount you take as a loan will not participate in the investment performance of the Separate Account and will be charged interest.

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Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the contract. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender or make withdrawals from the contract, or transfer Contract Value between investment options. State premium taxes, ranging from 0.00% to 3.50%, depending upon the state, may also be deducted.

TRANSACTION EXPENSES

Maximum Deferred Surrender Charge (as a percentage of purchase payments withdrawn):	7	% [1]
Transfer Charge[2]
Maximum	$20
Current	None

1

A declining surrender charge is assessed on withdrawals in excess of the free withdrawal amount, based on the date that the purchase payment being withdrawn was deposited. The surrender charge is 7% with respect to a purchase payment withdrawn before the payment is “aged” one complete year and decreases by 1% each subsequent year as the purchase payment ages. No surrender charge is deducted with respect to a purchase payment that is seven complete years old, or older (See “Deductions and Charges – Surrender Charges.”)

2	We reserve the right to impose a transfer charge of up to $20 per transfer after the first 12 transfers in each contract year. See “Deductions and Charges – Transfer Charges.”

The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including underlying fund fees and expenses)

If you choose to purchase an optional benefit, you will pay additional charges, as shown in the table immediately below.

ANNUAL CONTRACT EXPENSES

Administrative Expenses
Maximum	$35
Current[1]	$35
Base Contract Expenses (as a percentage of average Account Value) [2]	1.10%
Optional Benefit Expenses
Death Benefit Option 2 – Annual Step Up	1.25%
Death Benefit Option 3 – Relief Amount	1.40%
Guaranteed Minimum Accumulation Benefit (GMAB) – maximum fee [3]	1.00%
(as a percentage of the greater of the Guaranteed Amount and Contract Value)
Guaranteed Minimum Income Benefit (GMIB) – maximum fee [4]	1.00%
(as a percentage of the greater of Guaranteed Annuitization Value and Contract Value)

Participant Loan Fee[5]	$15

Loan interest rate differential: equal to excess of interest rate charged on loan over interest credited to amount in loan collateral account. That loan interest rate differential is generally equal to 2%.

1

This charge, which we call the “annual administrative charge”, is deducted annually on the contract anniversary on a pro rata basis from each of the selected investment options. See “Deductions and Charges.”

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2

The Base Contract expense corresponds to Death Benefit Option 1 and consists of a mortality and expense risk fee component and a daily administrative fee component. Specifically for death benefit option 1 (return of premium), the Separate Account charge is 1.10% (consisting of a mortality and expense risk fee of .98% and a daily administrative fee of ..13%). For death benefit option 2 (annual step-up), the Separate Account Charge is 1.25% (consisting of a mortality and expense risk fee of 1.13% and a daily administrative fee of .13%) and (c) for death benefit option 3 (relief amount), the Separate Account charge is 1.40% (consisting of a mortality and expense risk fee of 1.28% and a daily administrative fee of .13%). Each such charge is determined on an annualized basis as a percentage of average account value in the Separate Account. Additionally, this death benefit option has not been offered after May 1, 2007.

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The Guaranteed Minimum Accumulation Benefit fee is no longer available for election. The information here is provided for reference purposes. The GMAB fee was deducted annually on the contract anniversary.

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The Guaranteed Minimum Income Benefit fee is deducted annually on the contract anniversary only if the benefit is selected. The current charge is locked in at the time you elect the benefit. See “Optional Benefits.” The GMIB charge is assessed as a percentage of the greater of the guaranteed annuitization value and Contract Value. The current fees for GMIB are as follows: (a) for riders elected from January 2002 through September 2003, the current GMIB charge is 0.40% (b) for riders elected after September 2003 through May 2008, the current GMIB charge is 0.60% (c) for riders elected after May 2008 to the present, the current GMIB charge is 0.75%.

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Loans under the contract are available only to contracts sold to 403(b) plans. There is a $15 maximum administrative fee in connection with each loan, but currently we do not impose that charge. In addition to that possible fee, there is an interest rate differential. That is, interest charged on the loan will exceed interest you earn on your Contract Value held as loan collateral. The difference is a net cost to you.

The next item shows the minimum and maximum total operating expenses charged by the underlying funds that you may pay periodically during the time that you own the contract. A complete list of underlying funds available under the contract, including their annual expenses, may be found at the back of this document in Appendix A.

ANNUAL UNDERLYING FUND EXPENSES

	Minimum	Maximum
Annual Underlying Fund Expenses[1] (Expenses that are deducted from underlying fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.27%	5.13%

1	Fund expenses are as of 12/31/23, and can vary from year to year. The fees set forth here do not reflect the effect of any expense reimbursement arrangements or fee waiver arrangements.

EXPENSE EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, annual contract expenses, and annual underlying fund expenses.

The example assumes that you invest $100,000 in the contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual underlying fund expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your contract at the end of the applicable time period, your maximum costs would be:

1 Year	3 Years	5 Years	10 Years
$12,795	$25,186	$37,067	$66,530

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(2) If you annuitize or do not surrender your contract at the end of the applicable time period, your maximum costs would be:

1 Year	3 Years	5 Years	10 Years
$7,485	$21,865	$35,493	$66,530

Principal Risks of Investing in the Contract

There are risks associated with investing in the Contract. You can lose money in a variable annuity, including potential loss of your original investment. The value of your investment and any returns will depend on the performance of the underlying funds you select. Each fund may have its own unique risks.

Variable annuities are not a short-term investment vehicle. The surrender charge may apply for a number of years, so that the contract should only be purchased for the long-term. Under some circumstances, you may receive less than the sum of your purchase payments. In addition, full or partial withdrawals will be subject to income tax to the extent that they consist of earnings, and may be subject to a 10% income tax penalty if taken before age 59 1⁄2. Accordingly, you should carefully consider your income and liquidity needs before purchasing a contract.

Insurance Company Insolvency Risk. In recent years, the financial condition of PHL Variable has continued to deteriorate due to mortality trends and, economic conditions. As of December 31, 2023, PHL Variable’s total adjusted capital was at the mandatory control level, based on the risk-based capital calculation required of insurance entities by the Connecticut Insurance Department, exposing PHL Variable to the risk of regulatory action, which may include placing PHL Variable into receivership. Management has evaluated PHL Variable’s condition and concluded that there is substantial doubt about PHL Variable’s ability to continue as a going concern.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability.

PHL Variable’s financial guarantees – including with respect to annuity payments, death benefits, optional benefit riders, loans, and amounts held in the Guaranteed Interest Account or other fixed account options, as applicable – are subject to PHL Variable’s financial strength and claims-paying ability. In light of PHL Variable’s financial difficulty, there is significant risk that PHL Variable will be unable to fulfill its financial guarantees under the contract as they become due.

In March 2023, PHL Variable consented to administrative supervision by the Connecticut Insurance Commissioner (the “Commissioner”) of the Connecticut Insurance Department (the “Consent Order of Administrative Supervision”). PHL Variable’s financial strength and claims-paying ability was the primary reason and concern for it being placed under administrative supervision, pursuant to which, the Commissioner provides increased supervision and regulatory oversight. Under Connecticut law, administrative supervision represents a lesser invasive regulatory action than other regulatory actions available to the Commissioner when dealing with financially-stressed insurance entities. In general, for so long as PHL Variable remains subject to such supervision and regulatory oversight, PHL Variable will need approval from the Commissioner for business and governance activities other than those performed in the ordinary course of business. Since entering into the Consent Order of Administrative Supervision, PHL Variable and the Connecticut Insurance Department have been in regular communication regarding PHL Variable’s financial condition. While under administrative supervision, PHL Variable continues to be responsible for its contractual obligations to contract owners and, as of the date of this prospectus, remains current with all contractual guarantees and benefit payments.

However, since March 2023, PHL Variable has continued to face significant financial challenges and uncertainties. PHL Variable is financially stressed largely due to higher-than-expected mortality trends in its

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older-age universal life insurance business and significant volatility in claims. In addition, macro-economic conditions, including interest rate fluctuations, hardened reinsurance markets, and tightening credit spreads, among other challenging factors, have negatively impacted PHL Variable’s overall financial condition. PHL Variable has incurred a net loss of $173 million for the year ended December 31, 2023, with capital and surplus declining to $(135) million as of December 31, 2023. As of December 31, 2023, PHL Variable’s risk-based capital (RBC) ratio dropped to a mandatory control level under state law. PHL Variable continues to explore options to improve its financial condition, though its options remain limited. PHL Variable already ceased underwriting activities in 2019. Management is actively pursuing strategic transactions that could positively impact the capital and liquidity of PHL Variable. However, no assurance can be given that management will be successful in executing upon on any of these financial alternatives.

Furthermore, with respect to PHL Variable’s financial statements, PHL Variable cannot take full reserve credits. Most notably, PHL Variable has a reinsurance agreement with Concord Re, Inc. (“Concord”), a wholly-owned subsidiary of PHL Variable, pursuant to which PHL Variable transferred the economic risk under its life insurance and annuity products to Concord. During 2023, the value of the underlying collateral supporting the reinsurance agreement declined significantly, such that Concord’s capital and surplus was negative as of December 31, 2023. In addition, the PHL Variable subsidiary that provides Concord with capital support pursuant to an intercompany agreement (Palisado Re Inc.) also had negative capital and surplus as of December 31, 2023. As a result, PHL Variable cannot take a full reserve credit related to the Concord reinsurance agreement, resulting in a reserve credit impairment charge of $176 million for the year ended December 31, 2023.

Based on PHL Variable’s current financial condition, PHL Variable is statutorily insolvent. Management estimates that PHL Variable has sufficient assets and liquidity to satisfy its contractual obligations through approximately 2038. However, the present value of expected policyholder and other obligations in excess of assets supporting those obligations beyond 2038 is projected to be less than 10% of total liabilities as of December 31, 2023. Readers should be cautioned that these estimates involve actuarial assumptions and the exercise of significant judgment that could prove incorrect. As a result, PHL Variable’s assets may become insufficient to meet its contractual obligations sooner, even significantly sooner, than 2038. Furthermore, regardless of PHL Variable’s remaining assets and liquidity, PHL Variable may be placed into receivership by the Commissioner, as discussed below.

Risk of Receivership. The Commissioner may decide to take control of PHL Variable by seeking a court order that places PHL Variable into receivership. The receivership order would likely direct the Commissioner to take possession and control of all or part of the property, books, accounts, documents, and other records of the insurer, and the directors and officers of the insurer would be automatically dismissed. Subject to the review powers of the court, a rehabilitation plan would be devised to correct the difficulties that led to the insurer being placed in receivership and potentially return it to the marketplace. The Commissioner, subject to the review powers of the court, would need to determine whether a rehabilitation of the insurer is likely to be successful, or if its problems are so severe that the appropriate course of action is to liquidate the insurer.

As of the date of this prospectus, it remains uncertain whether and when PHL Variable will be placed into receivership by the Commissioner, though it is possible that it could occur in the next 12 months. Given the financial condition of PHL Variable, exposing it to potential regulatory action, management has concluded that there is substantial doubt about PHL Variable’s ability to continue as a going concern.

In the event that PHL Variable is placed into receivership, then pursuant to Connecticut law, the Commissioner would have broad authority in the management of PHL Variable’s business and affairs. Upon court approval, the Commissioner could pursue either a plan of rehabilitation or a liquidation in accordance with state law. As part of these proceedings, if they were to occur, it is possible that your contract could be adversely affected or potentially even terminated. For example, pursuant to a court order, guarantees (e.g., annuity payments, death benefits, living benefits) could be reduced or terminated, contract features could be changed, contract fees and charges could be increased, distributions could be reduced, and/or new restrictions or reductions could be introduced. There is no way to predict the outcome of a receivership with certainty.

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The Separate Account (i.e., the segregated asset account supporting the variable investment options under the contract) remains insulated from PHL Variable’s general account. See “PHL Variable and the Separate Account.” However, it is important to understand that the Separate Account does not support the contract’s financial guarantees. The Separate Account only supports the value of your investments in the variable investment options. If PHL Variable were to be dissolved in a receivership, in addition to your contract and financial guarantees potentially being terminated, the assets of the Separate Account may be liquidated and disbursed to Contract Owners, which could have negative tax consequences for you.

Financial statements for PHL Variable and the Separate Account are included in the Statement of Additional Information, dated May 1, 2024, which is incorporated by reference into this prospectus. The Statement of Additional Information is available upon request.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability. If you retain your contract, there is a risk that the guarantees under your contract may be reduced or go entirely unfulfilled. If you surrender your contract, the contract and all guarantees under your contract will be terminated, and you could incur surrender charges, taxes, and tax penalties. Making additional purchase payments into the contract may increase your risk of loss related to PHL Variable’s financial insolvency.

Investment Risk. You bear the risk of any decline in the Contract Value caused by the performance of the underlying funds. Those funds could decline in value very significantly, and there is a risk of loss of your entire amount invested. The risk of loss varies with each fund. The investment risks are described in the prospectuses for the funds. Even a variable investment option investing in a money market fund may have negative returns, particularly due to the fees and charges deducted at the variable investment option level. We do not promise that the funds will meet their investment objectives.

If on any Valuation Date the total Contract Value equals zero, or the amount of premium tax you owe in connection with a contract surrender or partial withdrawal you made is greater than or equal to the Contract Value, the contract will immediately terminate without value.

Risks Associated With Requirements For GMIB. The Guaranteed Minimum Income Benefit is an optional benefit designed to pay a guaranteed amount of annuity payments, even if your Contract Value decreases. Our ability to make these guaranteed payments in a scenario in which your Contract Value has declined is contingent on our having the necessary financial solvency to make such payments. You also should be aware of the possibility that you might die before taking the guaranteed annuity payments, in which case you would have paid the fees for the GMIB without ever realizing the benefits of that feature. In addition, the guarantee under GMIB may never come into effect if the guaranteed annuitization value that would be used to determine your annuity payments is less than your Contract Value. Withdrawals, including loans, could significantly reduce or terminate the benefit.

Risks Related to Guaranteed Interest Account (GIA). The GIA is one investment option under the contract to which you may allocate purchase payments and Contract Value. You earn a fixed rate of interest under the GIA. In the current interest rate environment, that fixed interest rate may be low, and might be substantially less than what you might earn from other investment options under the contract. Payment of amounts under the GIA is contingent on our having the financial solvency to make such payments.

Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the contract, and prior to age 59 1⁄2 a tax penalty may apply. In addition, even if the contract is held for years before any withdrawal is made, withdrawals are taxable as ordinary income rather than capital gains.

Cyber Security and Business Continuity Risks. Our variable product business is dependent upon the effective operation of our computer systems and those of our business partners and service providers, and so our business may be vulnerable to disruptions from utility outages and susceptible to operational and information security

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risks resulting from information system failures (e.g., hardware and software malfunctions) and cybersecurity incidents. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on systems and websites, unauthorized release of confidential customer information and other operational disruptions that could severely impede our ability to conduct our business and administer the Policy (e.g., calculate unit values or process transactions).

Financial services companies and their third-party service providers are increasingly the targets of cyber-attacks involving the encryption and/or threat to disclose personal or confidential information (e.g., ransomware) or disruptions of communications (e.g., denial of service) to extort money or for other malicious purposes. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources. The use of remote or flexible work arrangements, remote access tools and mobile technology have expanded potential targets for cyber-attack.

System failures and cybersecurity incidents affecting us, the funds, intermediaries and service providers may adversely affect us, our ability to administer the Policy and your interest in the Policy. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict. Although we undertake preventative and detective measures to protect our systems from cyber-attacks, there can be no guarantee that we or our service providers will be able to avoid all cybersecurity incidents affecting Policy Owners in the future. It is possible that a cybersecurity incident could persist for an extended period of time without detection.

We may also be exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, geo-political disputes, military actions, malicious acts and terrorist acts, any of which could adversely affect our ability to conduct business and administer the Policy. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our third-party service providers to perform their job responsibilities.

PHL Variable and the Separate Account

We are PHL Variable Insurance Company, a Connecticut stock life insurance company incorporated on July 15, 1981. Our executive and our administrative offices are located at One American Row, Hartford, Connecticut, 06102-5056. PHL Variable Insurance Company is a life insurance company that provides life insurance and annuity products.

You should send any transaction request (e.g., purchase payments), requests for general customer service forms, and all other correspondence to us at our Customer Service Office (see the Glossary for the address) or such other address that we have communicated in writing. Transaction requests received in good order (i.e., in form and substance acceptable to us) at that address on a given Valuation Date are priced based on the unit value as of the end of that Valuation Date. Transaction requests received in good order on a day other than a Valuation Date are priced based on the unit values in effect as of the end of the next Valuation Date. To meet our requirements for processing transactions, we may require that you use our forms.

On December 7, 1994, we established the Separate Account, a separate account created under the insurance laws of Connecticut. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and it meets the definition of a “separate account” under the 1940 Act. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Separate Account or of PHL Variable.

The Separate Account has several investment options with varying degrees of investment risk. You may make contributions to the Separate Account but you assume all of the investment risk for the Contract Value that you contribute and allocate to the Separate Account. Under Connecticut law these Separate Account assets are segregated from our General Account and all income, gains or losses, whether or not realized, of the Separate Account must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses from any other business or activity of the insurer. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that an insurer conducts and as such

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are insulated from the creditors of the insurer. However, the assets in the Separate Account are attributable to more than one variable annuity product or to more than one variable life insurance product that we sell. Therefore, although these assets are insulated from our creditors, they all may be used to support Separate Account obligations. To the extent that the assets in the Separate Account become deficient for any reason, we will transfer assets from our General Account to the extent they are available. We reserve the right to add, remove, modify, or substitute any investment option in the Separate Account.

Obligations under the contracts are obligations of PHL Variable Insurance Company. You may make contributions to the GIA which is supported by the assets in PHL Variable’s General Account and such contributions are not invested in the Separate Account. The GIA is part of the General Account of PHL Variable (the “General Account”). The General Account supports all insurance and annuity obligations of PHL Variable and is made up of all of its general assets other than those allocated to any separate account such as the Separate Account. For more complete information, see the “GIA” section below.

Contract Guarantees

Any guarantee under the contract, such as interest credited to the GIA, or any guarantees provided by a rider are paid from our General Account. Therefore, any amounts that we may pay under the contract as part of a guarantee are subject to our long-term ability to make such payments. The assets of the Separate Account are available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the contracts supported by it. Under Connecticut law, insurance companies are required to hold a specified amount of reserves in order to meet the contractual obligations of their general account to contract owners. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that an insurer could incur as the result of its own investment of its general account assets, which could include bonds, mortgages, general real estate investments, and stocks.

Important Adverse Developments Related to PHL Variable’s Financial Condition

In recent years, the financial condition of PHL Variable Insurance Company (“PHL Variable”) has continued to deteriorate. PHL Variable has become statutorily insolvent, and PHL Variable’s independent auditors have issued a report on the PHL Variable statutory financial statements includes an “emphasis of matter” paragraph because there is substantial doubt about PHL Variable’s ability to continue as a going concern. PHL Variable’s financial guarantees – including with respect to annuity payments, death benefits, optional benefit riders, loans, and amounts in the Guaranteed Interest Account or other fixed account options, as applicable – are subject to PHL Variable’s financial strength and claims-paying ability. In light of PHL Variable’s financial difficulty, there is significant risk that PHL Variable will be unable to fulfill its financial guarantees under your contract.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability.

The Connecticut Insurance Commissioner of the Connecticut Insurance Department, PHL Variable’s primary state insurance regulator, may seek to take control of PHL Variable by obtaining a court order placing it into receivership. As of the date of this prospectus, it remains uncertain whether and when that will occur. In the event that PHL Variable is placed into receivership, then pursuant to Connecticut law, the Connecticut Insurance Commissioner would have broad authority in the management of PHL Variable’s business and affairs. In receivership, the Connecticut Insurance Commissioner could pursue either a rehabilitation or liquidation of PHL Variable. The Commissioner could also have power to unilaterally change the terms of outstanding contracts, subject to the review by the court. As part of these proceedings, if they were to occur, it is possible that your contract could be adversely affected or potentially even terminated. For example, pursuant to a court order, guarantees (e.g., annuity payments, death benefits, living benefits) could be reduced or terminated, contract features could be changed, contract fees and charges could be increased, distributions could be reduced, and/or new restrictions or reductions could be introduced.

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As of March 2023, PHL Variable has been operating under the Administrative Supervision of the Connecticut Insurance Department. Management is evaluating plans to mitigate the current financial condition of PHL Variable. For so long as PHL Variable remains subject to the supervision and regulatory oversight of the Connecticut Insurance Department, PHL Variable generally will need approval from the Commissioner for business and governance activities other than those performed in the ordinary course of business. In addition, management is actively pursuing strategic transactions that could positively impact the capital and liquidity of PHL Variable. No assurance can be given that management will be successful in executing on any of these financial alternatives.

PHL Variable Accumulation Account (the “Separate Account”), which is the segregated asset account supporting the variable investment options under the contract, remains insulated from PHL Variable’s general account. However, it is important to understand that the Separate Account does not support PHL Variable’s financial guarantees. The Separate Account only supports the value of your investments in the variable investment options. If PHL Variable were to be dissolved in a receivership, in addition to your contract and financial guarantees potentially being terminated, the assets of the Separate Account may be liquidated and disbursed to Contract Owners, which could have negative tax consequences.

For additional information, see “Principal Risks of Investing in the Contract – Insurance Company Insolvency Risk” in this prospectus. Financial statements for PHL Variable and the Separate Account are included in the Statement of Additional Information, dated May 1, 2024, which is incorporated by reference into this prospectus. The Statement of Additional Information is available upon request.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability. If you retain your contract, there is a risk that the guarantees under your contract may be reduced or go entirely unfulfilled. If you surrender your contract, the contract and all guarantees under your contract will be terminated, and you could incur surrender charges, taxes, and tax penalties. Making additional purchase payments into the contract may increase your risk of loss related to PHL Variable’s financial insolvency.

The Variable Investment Options

You choose the variable investment options to which you allocate your purchase payments. These variable investment options are investment options of the Separate Account. The investment options invest in the underlying funds. You are not investing directly in the underlying funds. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the underlying fund is likely to be different from that of the retail mutual fund, and you should not compare the two.

The underlying funds offered through this product were selected by the Company based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, recommendations of fund families or distributors, and/or the capability and qualification of each sponsoring investment firm. Another factor the Company considered was whether the underlying fund or an affiliate of the underlying fund would compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the underlying fund’s investment advisor, or its distributor. The types of compensation paid to the Company by an underlying fund and/or its affiliate are discussed further in the section immediately below entitled “Administrative, Marketing and Support Service Fees”.

The Company periodically reviews the selection of underlying funds offered through this product based on various criteria, including (but not limited to) the criteria described above. Upon review, the Company may add new underlying funds or, subject to applicable law, remove underlying funds. The Company may also restrict allocation of additional premium payments or transfers to an underlying fund if the Company determines the

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underlying fund no longer meets one or more criteria and/or if the underlying fund has not attracted significant contract owner assets. The Company’s decision whether to add, remove, or restrict an underlying fund may be influenced by whether, and the extent to which, the underlying fund makes payments to the Company.

In addition, if any of the underlying funds become unavailable for allocating purchase payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the Contract, we may substitute another variable investment option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new variable investment options available.

Each investment option of the Separate Account is subject to market fluctuations and the risks that come with the ownership of any security; and there can be no assurance that any Series will achieve its stated investment objective.

Information regarding each underlying fund, including (i) its name (ii) its type (e.g., money market fund, bond fund, balanced fund etc.) or a brief statement concerning its investment objectives (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in the Appendix to this prospectus. Each underlying fund has issued a prospectus that contains more detailed information about the fund. You can obtain this information at no cost by calling 1-800-541-0171 or by going to our website at https://dfinview.com/Nassau-PHL/TAHD/NAS000015. You can also send an email request to customer_contact_center@nfg.com.

Administrative, Marketing and Support Service Fees

The Company and/or the principal underwriter for the Contracts have entered into agreements with the investment adviser, subadviser, distributor, and/or affiliated companies of the underlying funds. These agreements compensate the Company and/or the principal underwriter for the Contracts for providing certain administrative, marketing, or other support services to the underlying funds.

Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and the principal underwriter for the Contracts incur in promoting, issuing, distributing and administering the Contracts. As stated previously, such payments are a factor in choosing which funds to offer in the Company’s variable products. These payments may be significant and the Company and its affiliates may profit from them.

The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the contract or other contracts offered by the Company. The amount of the fee that an underlying fund and its affiliates pay the Company and/or the Company’s affiliates is negotiated and varies with each underlying fund. Aggregate fees relating to the different underlying funds may be as much as 0.40% of the average net assets of an underlying fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the distribution and/or service fees (Rule 12b-1 fees) that are paid by an underlying fund out of its assets as part of its total annual operating expenses and is not paid directly from the assets of your variable insurance product.

These payments reflect in part the administrative service expense savings derived by the funds by having a sole shareholder rather than multiple shareholders in connection with the Separate Account’s investments in the funds.

These administrative services may include, but are not limited to, providing information about the funds from time to time, answering questions concerning the funds, including questions respecting Variable Contract owners’ interests in one or more of the funds, distributing, printing, and mailing of: the underlying funds’ prospectus and any applicable supplement; annual and semi-annual reports; proxy materials (including tabulating and transmitting proxies executed by or on behalf of the contract owner); electronic and teleservicing support in connection with the funds; maintenance of investor records reflecting shares purchased, redeemed, transferred and share balances, and conveyance of that information to the fund.

For additional information concerning the available investment options, please see Appendix A.

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GIA

In addition to the Separate Account, you may allocate purchase payments or transfer values to the GIA. Amounts you allocate or transfer to the GIA become part of our General Account assets. You do not share in the investment experience of those assets. Rather, we guarantee a minimum rate of return on the allocated amount, as provided under the terms of your product. Although we are not obligated to credit interest at a higher rate than the minimum, we may credit interest at a higher rate than the minimum for new and existing purchase payments.

We reserve the right to limit total purchase payments to the GIA, including transfers, to no more than $250,000 during any one-week period per contract.

Prior to the maturity date you may make transfers into or out of the GIA subject to the restrictions described in this section. In general, you may make only one transfer per contract year out of the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the contract value in the GIA as of the date of the transfer. Also, the Contract Value allocated to the GIA may be transferred out to one or more of the investment options over a consecutive 4-year period according to the following schedule:

• Year One:	25% of the total value

• Year Two:	33% of remaining value

• Year Three:	50% of remaining value

• Year Four	100% of remaining value

Transfers from the GIA may also be subject to other rules as described throughout this prospectus. The GIA is available only during the accumulation phase of your contract.

Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our General Account as an investment company under the 1940 Act, as amended. Therefore, neither the General Account nor any of its interests are subject to these Acts. These disclosures are subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

GIA Restrictions

Payments and transfers to the GIA are subject to a maximum GIA percentage (the “Maximum GIA Percentage”). The Maximum GIA Percentage is the maximum amount of a purchase payment or total Contract Value that can be allocated to the GIA. The maximum amount is expressed as a percentage, and that percentage will never be less than 5%.

In general, for contracts issued on or after March 31, 2003, purchase payments and transfers to the GIA are subject to the Maximum GIA Percentage. Certain exceptions and state variations may apply. Review your contract or contact our Customer Service Office for more information.

In addition, we may not permit transfers into the GIA during the first year, nor allow any transfers during subsequent years that would result in GIA investments exceeding the Maximum GIA Percentage of Contract Value.

These restrictions as well as the availability of the GIA are subject to state insurance department approval. GIA may not be available in all states. Note, additional restrictions related to transfers to and from the GIA may be noted throughout this prospectus.

Deductions and Charges

Annual Administrative Charge

We deduct an annual administrative charge from the Contract Value. This charge is used to reimburse us for some of the administrative expenses we incur in establishing and maintaining the contracts.

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The maximum and current annual administrative charge under a contract is $35. This charge is deducted annually on the contract anniversary date. It is deducted on a pro rata basis from the investment options and GIA in which you have an interest. If you fully surrender your contract, the full administrative fee if applicable, will be deducted at the time of surrender. We may, at our sole discretion, waive the administrative charge if your Contract Value is $50,000 or more on the day the administrative charge is due. This charge may be decreased but will never increase. If you elect Annuity Payment Options I, J, K, M or N, the annual administrative charge after the maturity date will be deducted from each annuity payment in equal amounts.

Daily Administrative Fee

We make a daily deduction from the Contract Value to cover the costs of administration. This current fee is based on an annual rate of 0.125% and is taken against the net assets of the investment options. It compensates the company for administrative expenses that exceed revenues from the annual administrative charge described above. (This fee is not deducted from the GIA)

Guaranteed Minimum Income Benefit Rider Fee

The current and historical fees for GMIB are as follows: (a) for riders elected from January 2002 through September 2003, the current GMIB charge is 0.40% (b) for riders elected after September 2003 through May 2008, the current GMIB charge is 0.60% (c) for riders elected after May 2008 to the present, the current GMIB charge is 0.75%. In each case, the GMIB fee percentage is multiplied by the greater of guaranteed annuitization value and the Contract Value.

The fee is deducted on each contract anniversary that this rider is in effect. If this rider terminates on the contract anniversary, the entire fee will be deducted. If this rider terminates on any other day, a prorated portion of the fee will be deducted. The rider fee will be deducted from the total Contract Value with each investment option and GIA bearing a pro rata share of such fee based on the proportionate Contract Value of each investment option and GIA. We will waive the rider fee if the Contract Value on any contract anniversary is greater than twice the guaranteed annuitization value. Should any of the investment options become depleted, we will proportionally increase the deduction from the remaining investment options unless we agree otherwise.

The maximum fee percentage is 1.00% multiplied by the greater of the guaranteed annuitization value or the Contract Value on the date the fee is deducted. The current fee percentage is locked in at the time you elect this benefit. Currently the fee percentage for this rider is equal to 0.600% multiplied by the greater of the guaranteed annuitization value or the Contract Value on the date the rider fee is deducted.

Mortality and Expense Risk Fee

We make a daily deduction from each investment option for the mortality and expense risk fee. The charge is assessed against the daily net assets of the investment options and varies based on the death benefit option you selected. The current charge under each death benefit option is equal to the following percentages on an annual basis:

Death Benefit Option 1 – Return of Premium	Death Benefit Option 2 – Annual Step-up	Death Benefit Option 3 – Relief Amount[1]
.975%	1.125%	1.275%

1

This death benefit option was no longer available to contracts issued on or after May 1, 2007. In addition, please note that a prior version of Death Benefit Option 3 previously was offered in Connecticut, Florida, and South Dakota, subject to a Mortality and Expense Risk Fee of 1.175% and a Daily Administrative Fee of 0.125%. That variation was discontinued as of February 28, 2007.

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Although you bear the investment risk of the investment option in which you invest, once you begin receiving annuity payments that carry life contingencies the annuity payments are guaranteed by us to continue for as long as the annuitant lives. We assume the risk that annuitants as a class may live longer than expected (requiring a greater number of annuity payments) and that our actual expenses may be higher than the expense charges provided for in the contract.

In assuming the mortality risk, we promise to make these lifetime annuity payments to the owner or other payee for as long as the annuitant lives.

No mortality and expense risk fee is deducted from the GIA. If the charges prove insufficient to cover actual administrative costs, then the loss will be borne by us; conversely, if the amount deducted proves more than sufficient, the excess will be a profit to us.

We have concluded that there is a reasonable likelihood that the distribution financing arrangement being used in connection with the contract will benefit the Separate Account and the contract owners.

Surrender Charges

A surrender charge may apply to withdrawals or a full surrender of the contract prior to the Maturity Date or after the Maturity Date under Variable Annuity Payment Options K or L. The amount of a surrender charge depends on the period of time your purchase payments are held under the contract. The surrender charge is designed to recover the expense of distributing contracts that are terminated before distribution expenses have been recouped from revenue generated by these contracts. These are contingent charges because they are paid only if you surrender your contract. They are deferred charges because they are not deducted from purchase payments. The surrender charge schedule is shown in the chart below. Surrender charges are waived on the free withdrawal amount and on death benefits. Surrender charges will also be waived when you begin taking annuity payments, provided your contract has been in effect for one year. No surrender charge will be taken after the annuity period has begun except with respect to unscheduled withdrawals under Annuity Payment Options K or L. For more information, see “Annuity Payment Options.” Any surrender charge imposed is deducted from amounts withdrawn. The surrender charge is calculated on a first-in, first-out basis. In other words, we calculate your surrender charge by assuming your withdrawal is applied to purchase payments in the order your purchase payments were received.

The surrender charge is deducted from purchase payments withdrawn in excess of the free withdrawal amount available at the time of the withdrawal up to the total of all purchase payments paid less any prior withdrawals for which a surrender charge was paid. In the first contract year, you may withdraw the greater of 10% of the Contract Value at the time of the first withdrawal or the Required Minimum Distribution (RMD) without surrender charges. In subsequent years, the free withdrawal amount is the greater of 10% of the Contract Value as of the end of the previous contract year or the RMD. Any unused percentage of the free withdrawal amount from prior years may be carried forward to the current contract year, up to a maximum of 30% of your Contract Value as of the last contract anniversary.

The surrender charges, expressed as a percentage of the value of the purchase payments being withdrawn in excess of the 10% allowable amount, are as follows:

Percent	7%	6%	5%	4%	3%	2%	1%	0%
Age of Payment in Complete Years	0	1	2	3	4	5	6	7+

Amounts deducted to pay the surrender charges on partial withdrawals are subject to a surrender charge. You may request that the surrender charge be deducted from the amount you have requested as a withdrawal, in which case the amount you actually receive will be reduced to reflect the surrender charge amount. Alternatively, you may request that the net amount you receive be a specified dollar amount, in which case we “gross up” the

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withdrawal amount so you receive the amount you requested and surrender charges are taken instead from your Contract Value. When we withdraw an amount from your Contract Value to cover that surrender charge, we will deduct the charge from the affected investment options and GIA on a pro rata basis, and will not assess another surrender charge against that withdrawal. Any distribution costs not paid for by surrender charges will be paid by PHL Variable from the assets of the General Account.

Tax

Tax is considered to be any tax charged by a state or municipality on premium payments, whether or not characterized as purchase payment premium tax (or premium tax). It is also other state or local taxes imposed or any other governmental fees which may be required based on the laws of the state or municipality of delivery, the owner’s state or municipality of residence on the contract date. Taxes on purchase payments currently range from 0% to 3.5% (the amount of state premium payment tax, if any, will vary from state to state), depending on the state. We will pay any premium payment tax, any other state or local taxes imposed or other governmental fee due and will only reimburse ourselves upon the remittance to the applicable state.

We reserve the right, when calculating unit values, to deduct a credit or fee with respect to any taxes we have paid for or reserved during the valuation period that we determine to be attributable to the operation of a fund. No federal income taxes are applicable under present law and we are not presently making any such deduction.

Transfer Charge

Currently, there is no charge for transfers; however, we reserve the right to charge a transfer fee of up to $20 per transfer after the first 12 transfers in each contract year to defray administrative costs.

Reduced Charges, Credits and Bonus Guaranteed Interest Rates

We may reduce or eliminate the mortality and expense risk fee or the withdrawal charge, or credit excess interest, when sales of the contracts are made to certain eligible groups that result in savings of sales expenses. We will consider the following characteristics:

(1)	the size and type of the group of individuals to whom the contract is offered;

(2)	the amount of anticipated purchase payments;

(3)

whether there is a preexisting relationship with the Company such as being an employee of the Company or its affiliates and their spouses; or to employees or agents who retire from the Company or its affiliates or 1851 Securities, Inc. (“1851”), or its affiliates or to registered representatives of the principal underwriter and registered representatives of broker-dealers with whom 1851 has selling agreements; and

(4)	internal transfers from other contracts issued by the Company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the Company or an affiliate.

Any reduction or elimination of the mortality and expense risk fee or credit of excess interest will not unfairly discriminate against any person. We will make any reduction or credit according to our own rules in effect at the time the contract was issued. We reserve the right to change these rules from time to time.

Loans to 403(b) plan participants

We also provide, as an administrative service to 403(b) plan participants, the ability to take a loan that is secured by the participant’s Contract Value. There is a $15 maximum administrative fee in connection with each loan, but currently we do not impose that charge. In addition to that administrative fee, there is an interest rate differential. That is, interest charged on the loan will exceed interest you earn on your Contract Value held as loan collateral. The difference is a net cost to you. That loan rate differential is generally equal to 2%.

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Other Charges

Charges are deducted from, and expenses paid out of, the assets of the underlying funds, as described in the prospectuses for the funds.

The Accumulation Period

The accumulation period is that time before annuity payments begin that your payments into the contract remain invested.

Accumulation Units

An accumulation unit is used to calculate the value of a contract. Each investment option has a corresponding accumulation unit value. The number of Accumulation Units of an investment option purchased with a specific payment will be determined by dividing the payment by the value of an Accumulation Unit in that investment option next determined after receipt of the payment. The value of the Accumulation Units of an investment option will vary depending upon the investment performance of the applicable series of the funds, the expenses charged against the fund and the charges and deductions made against the investment option.

Accumulation Unit Value

The value of one accumulation unit was set at $1.000 on the date assets were first allocated to an investment option. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period ending on such valuation date. After the first valuation period, the accumulation unit value reflects the cumulative investment experience of that investment option.

Net Investment Factor

The net investment factor for any valuation period is equal to 1.000 plus the applicable net investment rate for such valuation period. A net investment factor may be more or less than 1.000 depending on whether the assets gained or lost value that day. To determine the net investment rate for any valuation period for the funds allocated to each investment option, the following steps are taken: (a) the aggregate accrued investment income and capital gains and losses, whether realized or unrealized, of the investment option for such valuation period is computed, (b) the amount in (a) is then adjusted by the sum of the charges and credits for any applicable income taxes and the deductions at the beginning of the valuation period for mortality and expense risk charges and daily administration fee, and (c) the results of (a) as adjusted by (b) are divided by the aggregate unit values in the investment option at the beginning of the valuation period.

Purchase of Contracts

Generally, we require minimum initial purchase payments of:

•	Nonqualified plans—$5,000

•	Qualified plans/IRAs—$2,000

The contract is no longer offered to new investors. Thus, the discussion in this section concerning the procedures for the initial acquisition of the contract reflects the procedures that applied when new sales of the contract were made.

The initial payment is due and payable before the contract becomes effective. Generally, we require minimum subsequent purchase payments of $100. An automated payment or bank draft service may be available under certain, very limited circumstances. Contact our Customer Service Office for information regarding this service.

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The minimum age of the proposed owner to purchase a contract is the age of majority in the state where the contract is being purchased, or a guardian must act on your behalf. Generally, a contract may not be purchased for a proposed owner who is 86 years of age or older. Total purchase payments in excess of $1,000,000 cannot be made without our permission. While the owner is living and the contract is in force, purchase payments may be made any time before the maturity date of a contract.

Your initial payments will be applied within two business days of our receipt if the application for a contract is complete. If an incomplete application is completed within five business days of receipt by our Customer Service Office, your payment will be applied within two business days of the completion of the application. If our Customer Service Office does not accept the application within five business days or if an order form is not completed within five business days of receipt by our Customer Service Office, then your payment will be immediately returned. You may request us to hold your purchase payment after the five-day period while the application is completed and within two business days after completion we will apply your purchase payment. Please note that prior to the completion of your application or order form, we will hold the purchase payment in a suspense account, which is a noninterest bearing account. Additional payments allocated to the GIA are deposited on the date of receipt of payment at our Customer Service Office. Additional payments allocated to investment options are used to purchase Accumulation Units of the investment option(s), at the value of such Units next determined after the receipt of the payment at our Customer Service Office.

Your ability to elect one of the Optional Benefits may be restricted by certain minimum and maximum issue age requirements, ownership and beneficiary limitations, and is subject to state availability and regulation. More details are included in the form of a rider to your contract if any of these benefits are chosen. For more information on specific Optional Benefit requirements, see “Optional Programs and Benefits.”

Purchase payments received under the contract will be allocated in any combination to any investment option and GIA in the proportion you elect or as otherwise changed by you from time to time. Changes in the allocation of purchase payments will be effective as of receipt by our Customer Service Office of notice of election in a form satisfactory to us (either in writing or by telephone) and will apply to any purchase payments accompanying such notice or made subsequent to the receipt of the notice, unless otherwise requested by you. In particular, such current allocation instructions are what we will follow when determining how to allocate a purchase payment we receive that lacks separate allocation instructions or that is not in good order with respect to its allocation instructions.

For certain eligible groups we may reduce the minimum initial or subsequent purchase payment amount we accept for a contract. Factors in determining qualifications for any such reduction include:

(1)	the make-up and size of the prospective group;

(2)	the method and frequency of purchase payments; and

(3)	the amount of compensation to be paid to registered representatives on each purchase payment.

Any reduction will not unfairly discriminate against any person. We will make any such reduction according to our own rules in effect at the time the purchase payment is received. We reserve the right to change these rules from time to time.

As indicated above in the section entitled GIA, payments and transfers to the GIA are subject to the Maximum GIA Percentage. The Maximum GIA Percentage is the maximum amount of a purchase payment or total Contract Value that can be allocated to the GIA. The maximum amount is expressed as a percentage, and that percentage will never be less than 5%.

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Benefits Available Under the Contract

The following table summarizes information about the benefits available under the contract.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	At time of initial purchase payment, you elect one of three death benefit options: (a) return of premium option, under which death benefit amount equals greater of Contract Value and sum of purchase payments (less withdrawals) (b) annual step-up option, under which death benefit amount is greatest of sum of purchase payments (less withdrawals), Contract Value, and annual step-up amount (c) relief amount option, under which death benefit amount equals greater of purchase payments (less withdrawals) and sum of Contract Value and a specified percentage of the “relief amount” (which percentage varies, depending on the age at death).	Optional (return of premium death benefit is standard)

•   For return of premium death benefit, Separate Account charge is 1.10%

•   For annual step-up death benefit, Separate Account charge is 1.25%

•   For relief amount death benefit, Separate Account charge is 1.40%

•   If no death benefit option is elected, you receive return of premium death benefit option by default

•   If death benefit proceeds are not paid in single lump sum or no payment election is made, proceeds of more than $5000 are applied to Concierge Account (a retained asset account)

•   Under the annual step-up option, the step-up element of the benefit ceases once the owner attains age 80.

Asset Allocation and Strategic Programs	Programs involving allocation of Contract Value to underlying funds designed to maximize returns and limit effects of market volatility for given level of risk tolerance	Standard	None	• May participate in only one program at a time • Programs may be discontinued or modified in the future
Asset Rebalancing Program	Automatically rebalances selected investment options to maintain original percentage allocations	Standard	None	• Cannot use while Dollar Cost Averaging Program in effect • Does not permit transfers to or from GIA

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Interest Investment Program	Automatically transfers interest earned on purchase payments allocated to GIA to investment options within Separate Account	Standard	None

•   Must have at least $10,000 in GIA at all times to keep program in effect

•   Transfers under program not subject to general restrictions applicable to GIA transfers

•   Not available to those investing via bank draft program or while Dollar Cost Averaging Program or Asset Rebalancing Program in effect (the bank draft program allows the customer to make annuity purchase payments through a direct transfer of funds from a bank account)

Dollar Cost Averaging Program	Automatically transfers Contract Value to underlying fund investment options or GIA on monthly, quarterly, semiannual, or annual basis	Standard	None

•   Subject to minimum initial and subsequent transfer amounts

•   Transfers under program not subject to general restrictions applicable to GIA transfers

•   Not available to those investing via bank draft program (the bank draft program allows the customer to make annuity purchase payments through a direct transfer of funds from a bank account)

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
• If you elect an optional benefit after your contract is issued, you may not participate in any Dollar Cost Averaging or Asset Rebalancing program while optional benefit is in effect.
Systematic Withdrawal Program	Automatically withdraws Contract Value proportionally from Separate Account investment options or GIA	Standard	None

•   Not available on or after Maturity Date

•   Surrender charges, income taxes, penalty taxes, and premium taxes may apply

•   Systematic withdrawals will reduce the Contract Value and the death benefit, and may reduce or terminate the GMIB

GMIB	Guarantees minimum monthly fixed annuity payments	Optional	1.0%, multiplied by greater of the guaranteed annuitization value or Contract Value on date fee is deducted

•   Benefit under rider not available until later of 7 years after rider is added or contract anniversary following older annuitant’s 60th birthday.

•   Election of benefit rider is irrevocable

•   Withdrawals, including loans, can reduce the guaranteed annuitization value by an amount that is more than the dollar amount of the withdrawal. Withdrawals can reduce or terminate the benefit.

•   If you die before beginning your receipt of GMIB annuity payments, you would have paid

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations

the fee for GMIB without realizing any corresponding benefit.

•   The guarantee under GMIB may never come into effect if the guaranteed annuitization value that would be used to determine your annuity payments is less than your Contract Value.

Loan Feature for participants in Section 403(b) plans	Allows 403(b) plan participants to take a loan against their Contract Value	Optional	There is a $15 maximum administrative fee in connection with each loan. There also is the loan interest rate differential, generally equal to 2%.

•   Loans may reduce the Contract Value and the death benefit, may reduce the values under GMIB or terminate that benefit, and may have tax consequences.

•   The portion of the Contract Value held as loan collateral does not participate in the investment performance of the variable investment options

Waiver of Surrender Charge	Surrender charges waived in certain scenarios (e.g., in connection with free withdrawal amount)	Standard	No additional charge for sales charge waiver provisions	• Absent such waivers, you may pay a surrender charge upon a withdrawal

Guaranteed Minimum Accumulation Benefit (“GMAB”)

GMAB is no longer available. The information below is for reference purposes only and reflects details of that optional benefit at the time it was last offered.

The GMAB is available with contracts issued on or after October 11, 2004 and provides a guaranteed minimum return if funds remain invested according to a designated asset allocation model for a ten year term. This benefit must be elected prior to issue and may be terminated at any time by request.

A fee for this benefit is deducted on each contract anniversary during the term of the benefit. See “Deductions and Charges.”

The benefit is available if each owner and annuitant is less than 81 years old on the date that this rider is added to the contract (the “rider date”).

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The GMAB is available only if you allocate your purchase payments to an approved asset allocation or strategic program, and if you remain fully invested in the program for the term of the benefit. See “Asset Allocation and Strategic Programs” above.

This benefit is not available to you if you are the beneficiary of a deceased Owner’s Contract and are utilizing this Contract as an Inherited/Stretch Annuity.

The GMAB optional benefit is no longer available for election. When GMAB was available, you were required to allocate all purchase payments to one program or program option available at the time of your election. Different programs have been offered with the GMAB during various time periods.

Guaranteed Minimum Income Benefit Rider (“GMIB”)

This optional rider provides a benefit that guarantees minimum monthly fixed annuity payments. The minimum monthly fixed annuity payment amount is calculated by multiplying the guaranteed annuitization value by the annuity payment option rate for the annuity payment option selected under the rider.

The benefit provided by this rider will not be available until the later of 7 years after the rider is added to the contract (“rider date”) or the contract anniversary following the older annuitant’s 60th birthday. For example, if you were age 40 when you bought the contract with the rider, the earliest you could exercise the benefit under the rider would be when you reached age 60. While the benefit is available, you can only exercise it within 30 days following any contract anniversary. This benefit will not be available 30 days after the contract anniversary following the older annuitant’s 90th birthday.

A fee for this benefit is deducted on each contract anniversary during the term of the benefit. See “Deductions and Charges” above. Once your benefit is exercised, the fee will no longer be deducted. Currently, we only allow you to elect this rider on the Contract Date, but reserve the option to remove this restriction in the future. Election of this benefit rider is irrevocable. You should consult with a qualified financial advisor before you make your decision.

This benefit is not available to you if you are the beneficiary of a deceased Owner’s Contract and are utilizing this Contract as an Inherited/Stretch Annuity.

Guaranteed Annuitization Value

On and before the contract anniversary following the older annuitant’s 85th birthday, the guaranteed annuitization value shall be equal to the lesser of (i) the sum of (A plus B) minus (C plus D), or (ii) 200% of all purchase payments minus the sum of the guaranteed annuitization value reductions, where:

A	=	the Contract Value on the rider date accumulated at an effective annual rate (as determined below in the provision entitled “Effective Annual Rate”) starting on the rider date and ending on the date the guaranteed annuitization value is calculated.

B	=	the sum of purchase payments made after rider date minus any taxes paid, accumulated at an effective annual rate starting on the date each purchase payment is applied to the contract and ending on the date the guaranteed annuitization value is calculated.

C	=	the sum of the guaranteed annuitization value reductions, accumulated at an effective annual rate starting on the date each withdrawal occurs and ending on the date the guaranteed annuitization value is calculated.

D	=	any tax that may be due.

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After the contract anniversary following the older annuitant’s 85th birthday, the guaranteed annuitization value shall equal the lesser of (i) (A plus B) minus (C plus D), or (ii) 200% of all purchase payments minus the sum of the guaranteed annuitization value reductions, where:

A	=	guaranteed annuitization value on the contract anniversary following the older annuitant’s 85th birthday.

B	=	the sum of purchase payments made after the contract anniversary following the older annuitant’s 85th birthday.

C	=	the sum of the guaranteed annuitization value reductions determined for withdrawals occurring after the contract anniversary following the older annuitant’s 85th birthday.

D	=	any tax that may be due.

Guaranteed Annuitization Value Reduction

A guaranteed annuitization value reduction is an amount determined for each withdrawal that occurs on or after the rider date. The reduction is equal to the guaranteed annuitization value immediately prior to a withdrawal, multiplied by the percentage reduction in Contract Value as a result of the withdrawal.

Effective Annual Rate

On the rider date, we will set the effective annual rate of accumulation to 5%. After the first contract year, this rate may be adjusted based on the value of the Guaranteed Interest Account (GIA) in relation to the total Contract Value as described below:

After the first contract year, we will reset the effective annual rate to 0% if the value of the GIA is greater than 40% of the total Contract Value on any of the following dates:

1.	each date we process a purchase payment.

2.	each date we process a transfer.

3.	each date we process a withdrawal.

Subsequently, we will raise the effective annual rate to 5% if the current effective annual rate is equal to 0% and the value of the GIA is less than or equal to 40% of the total Contract Value on any of the following dates:

1.	each date we process a purchase payment.

2.	each date we process a transfer.

3.	each date we process a withdrawal.

4.	each contract anniversary.

Termination of This Rider

You may not terminate this rider by request. This rider will terminate on the first of any of the following events to occur:

1.	the 30th day after the last contract anniversary that occurs after the older annuitant’s 90th birthday;

2.	the termination of the contract to which this rider is attached;

3.	the date a death benefit becomes payable under the contract to which this rider is attached;

4.	the date annuity payments commence under the contract to which this rider is attached; and

5.	the death of the last surviving Annuitant or joint Annuitant named under this rider.

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GMIB Annuity Payment Options

Under this rider, you may only elect one of the following annuity payment options:

GMIB Option A — Life Annuity with Specified Period Certain: a fixed annuity payable monthly while the annuitant named under this rider is living or, if later, until the end of the specified period certain. The period certain may be specified as five or ten years. The period certain must be specified on the date the benefit is exercised. If the Annuitant dies prior to the end of the period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if any Annuitant dies after the end of the period certain. This option is not available if the life expectancy of the Annuitant is less than the period certain on the date the benefit is exercised.

GMIB Option B — Non-Refund Life Annuity: a fixed annuity payable monthly while any Annuitant named under this rider is living. No monthly payment, death benefit or refund is payable after the death of the Annuitant. Because this option is a life annuity with no period certain, you would receive no annuity payment under this option if you were to die prior to the first annuity payment being made.

GMIB Option D — Joint and Survivorship Life Annuity: a fixed annuity payable monthly while either the Annuitant or joint Annuitant named under this rider is living. This option is only available if the Annuitant and joint Annuitant named under this rider are both alive on the date the benefit is exercised. No monthly payment, death benefit or refund is payable after the death of the surviving Annuitant. Because this option is a life annuity with no period certain, you would receive no annuity payment under this option if both Annuitants were to die prior to the first annuity payment being made.

GMIB Option F — Joint and Survivorship Life Annuity with 10-Year Period Certain: a fixed annuity payable monthly while either the Annuitant or joint Annuitant named under this rider is living, or if later, the end of 10 years. This option is only available if the Annuitant and joint Annuitant named under this rider are both alive on the date the benefit is exercised. If the surviving Annuitant dies prior to the end of the 10-year period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if the surviving Annuitant dies after the end of the 10-year period certain. This option is not available if the life expectancy of the older Annuitant is less than 10 years on the date the benefit is exercised. Not all payment options described above will necessarily meet minimum required distribution rules for qualified contracts. In particular, beginning with deaths happening on or after January 1, 2020, subject to certain exceptions most non-spouse beneficiaries must now complete post-death distributions within ten years of the owner’s death in order to satisfy required minimum distribution rules. Consult a tax advisor before selecting a payment option within a qualified contract.

Important Information regarding the GMIB

While the GMIB does provide guaranteed minimum fixed annuity payments, it may not be appropriate for all investors and should be understood completely before you elect it.

•	The GMIB does not provide Contract Value or in any way guarantee the investment performance of any investment option available under the contract.

•	The GMIB is irrevocable once elected.

•	You may not change any Annuitant or joint Annuitant while the GMIB is in effect.

•	The GMIB does not restrict or limit your right to annuitize at other times permitted under the contract, but doing so will terminate the GMIB.

•	You should consult with a qualified financial advisor if you are considering the GMIB.

•	The GMIB is only available if approved in your state and if we offer it for use with the contract.

•

The minimum monthly fixed annuity payment amount under the GMIB may be less than the annuity payment amount under the Contract even if the guaranteed annuitization value is greater than Contract Value.

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Examples illustrating how GMIB operates

Example: Calculation of Guaranteed Annuitization Value

Assume the contract owner makes an initial payment of $100,000 (at age 68) and an additional deposit of $200,000 on the 3rd contract anniversary.

On the 7th contract anniversary (age 75), the Guaranteed Annuitization Value is the lesser of (i) or (ii) where (i) is equal to $383,311 (($100,000 x 1.05^3) + $200,000) x 1.05^4) and (ii) is equal to $600,000 (200% x ($100,000 + $200,000)). The Guaranteed Annuitization Value is $383,311. This assumes there were no additional payments, withdrawals, or transfers.

If the roll-up stops at age 80, then the following example should be used:

Assume the contract owner makes an initial payment of $100,000 (at age 79) and an additional deposit of $200,000 on the 3rd contract anniversary (at age 82).

The Guaranteed Annuitization Value at age 80 is equal to $105,000 ($100,000 x 1.05). On the 7th contract anniversary (age 86), the Guaranteed Annuitization Value is equal to $305,000 ($105,000 + $200,000). This assumes there were no additional payments, withdrawals, or transfers.

If the roll-up stops at age 85, then the following example should be used:

Assume the contract owner makes an initial payment of $100,000 (at age 79) and an additional deposit of $200,000 on the 6th contract anniversary (at age 85).

The Guaranteed Annuitization Value at age 85 is equal to $134,010 ($100,000 x 1.05^6). On the 7th contract anniversary (age 86), the Guaranteed Annuitization Value is equal to $334,010 ($134,010 + $200,000). This assumes there were no additional payments, withdrawals, or transfers.

Example: Calculation of Guaranteed Annuitization Value Reduction

Assume the Guaranteed Annuitization Value is $175,000, the Contract Value is $150,000 and the contract owner withdraws $10,000.

The $10,000 withdrawal will reduce the Guaranteed Annuitization Value by the same proportion as it reduces the Contract Value. A withdrawal of $10,000 will reduce the Contract Value by 6.67% (1 – ($140,000 / $150,000) and therefore the Guaranteed Annuitization Value by $11,667 (6.67% x $175,000). The Guaranteed Annuitization Value after the withdrawal will be $163,333 ($175,000 – $11,667).

Additional Programs

Subject to the terms of your contract and any optional benefits selected, you may elect any of the additional programs described below at no charge. Otherwise you may elect any of the programs at any time. We may discontinue, modify or amend these programs as well as offer new programs in the future.

Asset Allocation and Strategic Programs

Asset allocation and strategic programs (referred to as “programs” throughout this section) are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The programs reflect the philosophy that diversification among asset classes may help reduce volatility and boost returns over the long term. An asset class is a category of investments that have similar characteristics, such as stocks, or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer (government, corporate, municipal).

We currently offer the following programs: Franklin Templeton Founding Investment Strategy, Franklin Templeton Perspectives Allocation Model, Phoenix-Ibbotson Strategic Asset Allocation, and Phoenix Dynamic

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Asset Allocation Series which are described below. For ease of reference, throughout this section of the prospectus, we refer to these asset allocation and strategic programs, simply as “programs”, and we refer to the asset allocation options available within the programs, as “options.”

You may participate in only one program at a time. Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option, or may offer other asset allocation services which, at our discretion, may be available to current contract owners. For the most current information on any program or option, please contact your registered representative.

Selecting a Program and Option

If you are interested in adding a program, consult with your registered representative to discuss your choices. For certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon, and risk tolerance. You should periodically review these factors to determine if you need to change programs or options. You may at any time switch your current program or option, as well as to any modified or new programs or options the Company may make available. You may cancel your participation in a program at any time, and later re-enroll in a program, after first consulting with your registered representative and then contacting our Customer Service Office. If a program is eliminated, you will receive notice and you may choose, in consultation with your registered representative, among the other programs available at that time.

A brief description of each program follows.

•	AllianceBernstein VPS Balanced Hedged Allocation Portfolio

The AllianceBernstein VPS Balanced Hedged Allocation Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. Investments in real estate investment trusts, or REITs, are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the portfolio. The targeted blend for the non-REIT portion of the equity component is an equal weighting of growth and value stocks. This asset allocation option is rebalanced as necessary in response to markets.

•	Franklin Templeton Founding Investment Strategy

Through the Franklin Templeton Founding Investment Strategy, purchase payments and Contract Value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the Contract Value allocated to the three investment options back to the original allocation percentages in each investment option.

•	Franklin Income VIP Fund—34%

•	Franklin Mutual Shares VIP Fund—33%

•	Templeton Growth VIP Fund—33%

•	Franklin Templeton Perspectives Allocation Model—(Closed to new investors effective June 22, 2009)

Through the Franklin Templeton Perspectives Allocation Model, purchase payments and Contract Value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the Contract Value allocated to the three investment options back to the original allocation percentages in each investment option.

•	Franklin Flex Cap Growth VIP Fund—34%

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•	Franklin Mutual Shares VIP Fund—33%

•	Templeton Growth VIP Fund—33%

•	Morningstar Asset Allocation Series

The Morningstar Asset Allocation Series (“the Series”) are risk-based portfolios (“Portfolios”) that invest in ETFS, which are typically structured as open-end investment companies or unit investment trusts. The Series were designed on established principles of asset allocation and are intended to provide various levels of potential return for a targeted level of risk. The Series’ asset allocation policy is dynamically managed to consider changes in the economy or markets. The Portfolios in the Series are continuously managed to the asset allocation policy. The Portfolio options approved for use are:

•	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II

•	Morningstar Balanced ETF Asset Allocation Portfolio – Class II

•	Morningstar Growth ETF Asset Allocation Portfolio – Class II

•	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II

If you should elect any of the Portfolios listed above, transfers made under these programs will not be counted toward the 12 transfers per year after which we may impose a transfer fee.

•	Phoenix-Ibbotson Strategic Asset Allocation—(Closed to new investors effective June 22, 2009)

PHL Variable and Ibbotson Associates have developed five asset allocation options, each comprised of selected combinations of investment options. Except as noted above, the options approved for use are:

•	Conservative Portfolio, which seeks conservation of capital and has a portfolio allocation more heavily weighted in fixed income investments than in equities.

•

Moderately Conservative Portfolio, which primarily seeks current income, with capital growth as a secondary objective, and has a portfolio allocation of approximately equal weightings in equities and fixed income investments.

•

Moderate Portfolio, which seeks long-term capital growth and current income with emphasis on current growth, and has a portfolio allocation more heavily weighted in equities than in fixed income investments.

•

Moderately Aggressive Portfolio, which seeks long-term capital growth with current income as a secondary objective, and has more than three quarters of the portfolio in equities and less than one quarter in fixed income investments.

•	Aggressive Portfolio, which seeks long-term capital growth and is invested primarily in equities.

On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your purchase payments (Contract Value for in force contracts), however, will not be allocated in accordance with the updated options unless you specifically request we do so. If you elected to participate in the Phoenix-Ibbotson Strategic Asset Allocation program on or after September 10, 2007, on an annual basis, we will reallocate the Contract Value allocated to the investment options entire in the program so that, following this reallocation, the percentage in each of these investment option equals the percentage originally used for the program. We will make this reallocation effective on the valuation date immediately preceding each anniversary of your contract date for as long as the asset allocation program is in effect for your contract. You should consult with your registered representative for the most current information on this program and the options within the program.

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Asset Rebalancing Program

The Asset Rebalancing Program allows you to specify the percentage levels you would like to maintain among the investment options. Asset Rebalancing does not permit transfers to or from the GIA.

We will automatically rebalance Contract Values among the investment options to maintain your selected allocation percentages. You can choose to have us make these transfers monthly, quarterly, semiannually or annually. These transfers will occur on the date you specify (provided we receive the request in good order), unless the specified date falls on a holiday or weekend, in which case the transfers will occur on the next succeeding Valuation Date. You may start or discontinue this program at any time by submitting a written request or calling our Customer Service Office.

The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market.

Except as described below, the Asset Rebalancing Program is not available while the Dollar Cost Averaging Program is in effect.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount to the investment options or GIA on a monthly, quarterly, semiannual or annual basis. Generally, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semiannually or $300 annually. Also, purchase payments of $1,000,000 or more require our approval before we will accept them for processing. You must have an initial value of $2,000 in the GIA or in the investment option from which funds will be transferred (sending investment option), and if the value in that investment option or the GIA drops below the amount to be transferred, the entire remaining balance will be transferred and no more systematic transfers will be processed. Values may be transferred from only one sending investment option or from the GIA but may be allocated to multiple receiving investment options. Under the Dollar Cost Averaging Program, you may transfer approximately equal amounts from the GIA over a period of 6 months or more. Transfers under the Dollar Cost Averaging Program are not subject to the general restrictions on transfers from the GIA.

Upon completion of the Dollar Cost Averaging Program, you must notify us at 800/541-0171 or in writing to our Customer Service Office to start another Dollar Cost Averaging Program.

All transfers under the Dollar Cost Averaging Program will be processed on the date you specify (provided we receive the request in good order). If you do not specify a date, the transfer will be processed on the basis of values next determined after receipt of the transfer request in good order. If either of these dates fall on a holiday or weekend, then the transfer will occur on the next succeeding Valuation Date.

The Dollar Cost Averaging Program is not available to individuals who invest via a bank draft program. Except as described below, the Dollar Cost Averaging Program is not available to individuals while the Asset Rebalancing Program is in effect.

The Dollar Cost Averaging Program does not ensure a profit nor guarantee against a loss in a declining market. There is no charge associated with participating in this program.

We may at different times offer additional or multiple Dollar Cost Averaging Programs, such as an Enhanced Dollar Cost Averaging Program. If elected, an Enhanced Dollar Cost Averaging Program would entitle you to an enhanced GIA interest rate for value, less applicable contract charges, allocated to the GIA (Net Value) for a specified period of time.

You may cancel an Enhanced Dollar Cost Averaging Program at any time. Choosing to cancel an Enhanced Dollar Cost Averaging Program prior to the end of your chosen program period will not change the enhanced GIA interest rate you are being credited.

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All transfers under the Enhanced Dollar Cost Averaging Program will be processed on the basis of values next determined after receipt of the transfer request in good order. If that day falls on a holiday or weekend, then the transfer will be processed on the next succeeding business day.

In the event of an early cancellation the enhanced GIA rate will only be applied to the Net Value allocated to your program from the start date of your program to your cancellation date. The cancellation date is the valuation date we receive your cancellation request in good order at our Customer Service Office.

After the cancellation date, you may transfer the Net Value that was invested in the Enhanced Dollar Cost Averaging Program from the GIA to the investment options without being subject to the Maximum GIA Percentage.

We reserve the right to modify, suspend, or terminate any Dollar Cost Averaging Program we offer.

Use of Dollar Cost Averaging with Asset Rebalancing and Allocation Programs

If you elect GMIB after your contract is issued, you may not participate in any Dollar Cost Averaging or Asset Rebalancing program while GMIB is in effect. If you are currently in a program of this type, it will terminate on the date that GMIB becomes effective.

If you elect to participate in the Franklin Templeton Founding Investment Strategy, or the Phoenix-Ibbotson Strategic Asset Allocation Program then you may also elect to participate in the following programs:

1.	Dollar Cost Averaging or Enhanced Dollar Cost Averaging; and

2.

Asset Rebalancing with monthly rebalancing in the Franklin Templeton Founding Investment Strategy, or Asset Rebalancing with annual rebalancing in the Phoenix-Ibbotson Strategic Asset Allocation Program.

If you elect both the Enhanced Dollar Cost Averaging and the Asset Rebalancing Program, your entire dollar cost averaging transfer amount must be allocated to the Allocation Program in effect for your contract.

Interest Investment Program

We may at different times offer an Interest Investment Program. Under this program, interest earned on purchase payments allocated to the GIA will automatically be transferred out to any of the investment options under the separate account.

You may elect to transfer interest earned on purchase payments allocated to the GIA on a monthly, quarterly, semiannual or annual basis. The amount that we transfer under the program will be based on the interest earned for the period you elect. We will process the automatic transfers on the first day of the month for the period that applies following our receipt of your transfer request. Should the first day of the applicable month fall on a holiday or weekend, we will process the transfer on the next business day.

You must have a value of $10,000 in the GIA at all times to keep this program in effect. If the value in the GIA drops below $10,000 for any reason, then no more automatic transfers will be processed under the program. To start or stop the Interest Investment Program, you must notify us at 800/541-0171 or send a written request to our Customer Service Office.

Transfers under the Interest Investment Program are not subject to the general restrictions on transfers from the GIA.

The Interest Investment Program is not available to individuals who invest via a bank draft program or while the Dollar Cost Averaging Program or Asset Rebalancing Program are in effect.

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The Interest Investment Program does not ensure a profit nor guarantee against a loss in a declining market. There is no charge associated with participating in this program.

Systematic Withdrawal Program

Prior to the Maturity Date, you may partially withdraw amounts automatically on a monthly, quarterly, semiannual or annual basis under the Systematic Withdrawal Program. You may withdraw a specified dollar amount or a specified percentage. The withdrawals are taken from the Contract Value with each investment option and GIA bearing a pro rata share.

The minimum withdrawal amount is $100. Withdrawals will be processed on the date you specify (provided we receive the request in good order) unless the specified date falls on a holiday or weekend, in which case the transfers will occur on the next succeeding Valuation Date. If no date is specified by you, then withdrawals will be processed on each monthly contract anniversary. Any applicable premium tax and surrender charges will be applied to the withdrawal.

You may start or terminate this program by sending written instructions to our Customer Service Office in the manner and format specified by us. This program is not available on or after the Maturity Date. There is no charge for participating in this program.

Surrender of Contract and Withdrawals

If the owner is living, amounts held under the contract may be withdrawn in whole or in part prior to the Maturity Date, or after the Maturity Date under Variable Annuity Payment Options K or L. Under Annuity Option K and Annuity Option L (discussed below in the Annuity Payments Option section), you can receive annuity payments under those options and also take unscheduled withdrawals. To make an unscheduled withdrawal, you would complete and submit our prescribed form just as you would do with respect other types of partial withdrawals. There is no free withdrawal amount with respect to an unscheduled withdrawal under Annuity Options K and L, and thus, you are subject to a surrender charge. Please be aware that if you were to exhaust the Contract Value through such unscheduled withdrawals, the Contract would terminate. From a federal tax perspective, unscheduled withdrawals are treated in the same manner as other partial withdrawals. If you surrender the contract, the proceeds you receive upon surrender will be reduced by the amount of any outstanding loan and accrued loan interest.

If the owner is living, amounts held under the contract may be withdrawn in whole or in part prior to the maturity date, or after the maturity date under Variable Annuity Payment Options K or L. Prior to the maturity date, you may withdraw up to 10% of the contact value in a contract year, either in a lump sum or by multiple scheduled or unscheduled partial withdrawals, without the imposition of a surrender charge. During the first contract year, the 10% withdrawal without a surrender charge will be determined based on the contact value at the time of the first partial withdrawal. In all subsequent years, the 10% will be based on the previous contract anniversary value. A signed written request for withdrawal must be sent to our Customer Service Office. For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your contract provides for loans) over $100,000. Note that we reset the 10% amount each Contract year, rather than carry over all or any part of the 10% amount from the prior contract year. Withdrawals are subject to income tax on gains plus a 10% penalty tax may apply if the contract owner is under age 59 1⁄2. See “Federal Income Taxes.”

Withdrawals will reduce the Contract Value, can reduce the guaranteed annuitization value under the GMIB by more than the dollar amount of the withdrawal, and can result in termination of GMIB.

The appropriate number of Accumulation Units of an investment option will be redeemed at their value next determined after the receipt by our Customer Service Office of a written notice in a form satisfactory to us. Accumulation Units redeemed in a partial withdrawal from multiple investment options will be redeemed on a pro rata basis unless you designate otherwise. Contract Values in the GIA will also be withdrawn on a pro rata

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basis unless you designate otherwise. The resulting cash payment will be made in a single sum, ordinarily within seven days after receipt of such notice. However, redemption and payment may be delayed under certain circumstances. See “Payment Deferral.” There may be adverse tax consequences to certain surrenders and partial withdrawals. See “Surrenders or Withdrawals Prior to the Contract Maturity Date.” A deduction for surrender charges may be imposed on partial withdrawals from, and complete surrender of, a contract. See “Surrender Charges.” Any surrender charge imposed is deducted from amounts withdrawn (or if you so elect from the remaining Contract Value). The surrender charge is calculated on a first-in, first-out basis. In other words, we calculate your surrender charge by assuming your withdrawal is applied to purchase payments in the order your purchase payments were received.

Certain restrictions on redemptions are imposed on contracts used in connection with Internal Revenue Code Section 403(b) plans. Code section 403(b)(11) imposes certain restrictions on a contract holder’s ability to make withdrawals from, or surrenders of, section 403(b) contracts. Specifically, section 403(b)(11) allows a surrender or withdrawal only (a) when the employee attains age 59 1/2, separates from service, dies or becomes disabled (as defined in the Code), or (b) in the case of hardship. Section 403(b)(11) applies only with respect to distributions from section 403(b) contracts which are attributable to assets other than assets held as of the close of the last year beginning before January 1, 1989. Thus, the distribution restrictions do not apply to assets held as of December 31, 1988.

You must sign a form satisfactory to us to take a withdrawal, surrender, or replace your contract. For your protection, the form must be requested from our Customer Service Office by you or your agent. The form requested and sent to you for that particular transaction must be returned to the address specified on the form, in order to process the transaction. For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your contract provides for loans) over $100,000. In addition, there is a possibility that withdrawals may be included in the definition of “net investment income” for purposes of section 1411 of the Internal Revenue Code. If section 1411 applies to the income, in addition to income tax, there is an additional tax of 3.8 percent. Section 1411 is imposed only on taxpayers whose income exceeds a stated threshold amount.

Please note that under Annuity Option K and Annuity Option L (discussed below in the Annuity Payments Option section), you can receive annuity payments under those options and also take unscheduled withdrawals.

Contract Termination

The contract will terminate without value, if on any Valuation Date:

•	The Contract Value is zero; or

•

The annual Administrative charge or premium tax reimbursement due on either a full or partial surrender is greater than or equal to the Contract Value (unless any Contract Value has been applied under one of the variable annuity payment options).

PHL Variable will notify you in writing that the contract has terminated.

Payment Upon Death Before Maturity Date

When is the Death Benefit Payable?

A death benefit is payable when the owner (or primary Annuitant when the contract is owned by a non-natural person) dies. If there is more than one owner, a death benefit is payable upon the first owner to die.

Who Receives Payment?

•	Death of an Owner/Annuitant

If the owner/annuitant dies before the contract maturity date, the death benefit will be paid to the owner/annuitant’s beneficiary. If the spouse is the beneficiary, see “Spousal Beneficiary Contract Continuance.”

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•	Death of an Owner—Multiple Owners

If one of the owners dies prior to the maturity date, the death benefit will be paid to the surviving owner(s), if any, who will be deemed to be the designated beneficiary(s).

•	Death of an Annuitant who is not the Owner

If the owner and the Annuitant are not the same individual and the Annuitant dies prior to the Maturity Date, the owner becomes the Annuitant and the contract continues, unless the owner appoints a new Annuitant. If a joint Annuitant dies prior to the maturity date, the owner may appoint a new joint Annuitant. The death of the Annuitant or joint Annuitant will not cause the death benefit to be paid.

•	Death of Owner who is not the Annuitant

If the owner who is not the Annuitant dies before the contract Maturity Date, the death benefit will be paid under the contract to the owner’s beneficiary, unless the beneficiary is the spouse who elects to continue the contract. The survival of the Annuitant does not affect this payment. If the spouse is the beneficiary, see “Spousal Beneficiary Contract Continuance.”

•	Spousal Beneficiary Contract Continuance

If the owner/annuitant or owner non-annuitant dies and the spouse of the owner is the named contract beneficiary, the spousal beneficiary can continue the contract as the contract owner. This election is only allowed prior to the Maturity Date and can be elected only one time. When the spouse elects to continue the contract, the death benefit amount that the spouse is entitled to receive will become the new Contract Value for the continued contract and the current death benefit option will remain in effect.

•	Ownership of the Contract by a Non-Natural Person

If the owner is not an individual, the death of the primary Annuitant is treated as the death of the owner.

What is the Death Benefit Amount?

The owner shall elect any of the available death benefit options at the time of the initial purchase payment. If no option is elected, Death Benefit Option 1 will apply. If we grant your request to change ownership, Death Benefit Option 1 shall apply, unless we agree otherwise.

•	Death Benefit Option 1—Return of Premium

Upon the death of the owner (or if there is more than one owner, on the death of the owner who dies first), the death benefit is the greater of:

a)	the sum of all of purchase payments, less adjusted partial withdrawals (as defined below); or

b)	the Contract Value on the claim date.

•	Death Benefit Option 2—Annual Step-up

This death benefit is based on the age of the owner. If there is more than one owner, it is based upon the age of the eldest owner at issue.

Upon the death of the owner who has not attained age 80, the death benefit is the greatest of:

a)	the sum of all purchase payments, less adjusted partial withdrawals (as defined below); or

b)	the Contract Value on the claim date; or

c)	the annual step-up amount (as defined below).

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Upon the death of the owner who has attained age 80, the death benefit is the greater of:

a)

the death benefit amount in effect at the end of the contract year prior to the owner attaining age 80, plus the sum of all purchase payments less adjusted partial withdrawals (as defined below) made since the end of the contract year prior to the owner attaining age 80; or

b)	the Contract Value on the claim date.

If the owner is not an individual, the age of the primary Annuitant will be used to calculate the death benefit amount. If the spouse elects to continue the contract under Death Benefit Option 2, the death benefit will be calculated using the surviving spouse’s attained age.

Adjusted Partial Withdrawal: The result of multiplying the ratio of the partial withdrawal to the Contract Value and the death benefit (prior to the withdrawal) on the withdrawal date.

Annual Step-up Amount: In the first contract year the step-up amount is equal to 100% of purchase payments less adjusted partial withdrawals. After that, in any following contract year the step-up amount equals the greater of (1) the step-up amount at the end of the prior contract year, plus any purchase payments made since the end of the prior contract year, less any adjusted partial withdrawals made since the end of the prior year; or (2) the Contract Value.

•	Death Benefit Option 3—Relief Amount

The availability of this option is subject to state approval. Additionally, this death benefit option will not be offered after May 1, 2007.

This death benefit is based on the age of the owner. If there is more than one owner, it is based upon the age of the eldest owner at issue. This option is available only for owners less than age 76 on the contract date. Upon the death of the owner who has not attained age 70 on the contract date, the death benefit is the greater of:

a)	the sum of all of purchase payments, less adjusted partial withdrawals (as defined above); or

b)	the Contract Value on the claim date plus 40% of the relief amount (as defined below).

Upon death of the owner who has attained age 70, but is less than 76 on the contract date, the death benefit is the greater of:

a)	the sum of all of purchase payments, less adjusted partial withdrawals (as defined above); or

b)	the Contract Value on the claim date plus 25% of the relief amount (as defined below).

If the owner is not an individual, the age of the primary Annuitant will be used to calculate the death benefit amount. If the spouse elects to continue the contract under Death Benefit Option 3, we will calculate the death benefit using the surviving spouse’s attained age as of the date we continue the contract.

Accumulation Enhancement

Death Benefit Option 3 includes an accumulation enhancement. This enhancement provides monetary assistance during confinement in an assisted care living facility or nursing home if the following conditions are met:

•	120 consecutive days of confinement prior to the Maturity Date, after the first contract year; and the 120 days must occur prior to the owner attaining age 91.

The enhancement provides:

•	that we will pay 40% of the relief amount (if the owner has not attained age 70 on the contract date) or 25% of the relief amount (if the owner is between the ages of 70-75 on the contract date);

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•

that the amount we pay under this enhancement will not be paid in a lump sum but will be credited to the Contract Value over a period of 50 months, in the amount of 2% per month, while the owner is alive;

•	that even if the owner is dismissed from the facility/ nursing home prior to the 50 months expiring, we will continue to increase the Contract Value for 50 months;

•	that the maximum amount we will pay under this enhancement (and all similar enhancements issued by us or an affiliated company) for the owner is $750,000; and

•	this benefit is separate from the relief amount that is calculated at death.

The monthly benefit payments will be added to the Contract Value according to the current allocation schedule on file. The owner can remove the payments from the Contract Value via partial withdrawals and surrender charges will be waived.

Relief Amount: the relief amount is equal to the Contract Value less modified purchase payments not to exceed the following maximum amount:

When the age of the eldest owner on the contract date is less than 70, the maximum relief amount equals 200% multiplied by:

1)	the sum of modified purchase payments (made prior to the date of the death benefit calculation) minus

2)	the sum of purchase payments (made during the prior 12 months of the death benefit calculation date) minus

3)	the sum of monthly benefits (as defined below) credited to the Contract Value.

When the eldest owner on the contract date is between the ages of 70-75, the maximum relief amount equals 100% multiplied by:

1)	the sum of modified purchase payments (made prior to the date of the death benefit calculation) minus

2)	the sum of purchase payments (made during the 12 months prior to the death benefit calculation date) minus

3)	the sum of monthly benefits (as defined below) credited to the Contract Value.

Modified Premium Payments: equals the sum of all purchase payments plus monthly benefits (as defined below), if any, minus the amount that each partial withdrawal exceeds the difference between the Contract Value and the modified purchase payments prior to the partial withdrawal. If there are no partial withdrawals or the partial withdrawal does not exceed the difference, the value is zero.

Monthly Benefit: is the monthly amount credited to the Contract Value when a claim under the Accumulation Enhancement is being paid.

The amount of a death benefit is determined as of the claim date, which is the date on which we receive due proof of death in good order. We pay death benefit proceeds within seven days after receipt of due proof of death in good order. No surrender charge is imposed on the death benefit amount, regardless of how the death benefit amount is paid out.

If the beneficiary makes no election regarding how the death benefit is to be paid out and the death benefit amount is more than $5000, then we will transfer the death benefit amount to the Concierge Account, a retained asset account. If there is no such election but the death benefit amount is $5000 or less, then we deliver the death benefit proceeds in the form of a check. A beneficiary who does elect the manner in which the death benefit is settled can choose from several options, including lump sum, continuing the contract (if a surviving spouse), applying the death benefit proceeds to an annuity option, or affirmatively electing that the death benefit proceeds be transferred to the Concierge Account. In settlement-related materials that we deliver to beneficiaries to help them with their choice, we describe the available annuity options—which are a subset of the annuity options set

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forth in this prospectus (e.g., life annuity with specified period certain). There are specific Internal Revenue Code requirements regarding payment of the death benefits, see “Federal Income Taxes—Distribution at Death.” A recipient should consult a legal or tax adviser in selecting among the death benefit payment options.

The Concierge Account is not insured by the FDIC, NSUSIF, or any other state or federal agency which insures deposits. The guarantee of principal is based on the claims-paying ability of Nassau Life Insurance Company.

Depending upon state law, the payment to the beneficiary may be subject to state inheritance or estate taxes and we may be required to pay such taxes prior to distribution.

We reserve the right to discontinue offering any one of the available death benefit options in the future.

If you are the beneficiary of a deceased Owner’s Contract and are utilizing this Contract as an Inherited/Stretch Annuity, only the Return of Premium death benefit is available to you.

As an illustration of how one death benefit option operates, if death occurs before age 80, purchase payments less withdrawals were $30,000, Contract Value as of the claim date were $25,000, and the Annual Step-Up Amount on the claim date were $35,000, then the death benefit amount would be the greater amount—$35,000.

Payment Upon Death After Maturity

If an owner dies on or after the Maturity Date and there is no surviving owner, any remaining certain period annuity payments will be paid to the beneficiary under the Annuity Payment Option in effect on the date of death. Generally, payments may not be deferred or otherwise extended. (For information regarding the Inherited/Stretch Annuity feature of this Contract, see the section of this prospectus entitled “Inherited/Stretch Annuity Feature.”)

If there is a surviving owner, the payments continue as if there had been no death. If the Annuitant and joint Annuitant, if any, die and are survived by any owner(s), any remaining certain period annuity payments will be paid to such owner(s). Payments will continue under the annuity payment option in effect at the date of death and may not be deferred or otherwise extended. The payments to the beneficiary must be made at least as rapidly as the payments were being made to the owner.

Retained Asset Account

Death benefit proceeds will be payable in a single lump sum. At the time of payment you may elect to have the full death benefit amount sent to you. Unless otherwise provided for under state law, if you do not elect a single lump sum or you make no election, the proceeds of the death benefit of more than $5000 payable to an individual, trust or estate will be applied to the Concierge Account (“CA”), an interest bearing draft account with check writing privileges. The CA is generally not offered to corporations or similar entities. You may opt out of the CA at any time by writing a check from the CA for the full amount of your balance or by calling our Customer Service Office. A supplementary contract may be issued when death benefit proceeds are paid through the CA.

The CA is part of the General Account of Nassau Life, an affiliated life insurance company. It is not a checking or bank account and is not insured by the FDIC, National Credit Union Share Insurance Fund (“NCUSIF”), or any other state or federal agency which insures deposits. No additional amounts aside from the death benefit may be deposited into the CA. As part of Nassau Life Insurance Company’s General Account, it is subject to the claims of Nassau Life Insurance Company’s creditors. Nassau Life Insurance Company may receive a financial benefit from earnings on amounts left in the CA. The guarantee of principal is based on the claims-paying ability of Nassau Life Insurance Company and principal is covered by the state guaranty

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association. Interest paid on amounts in the CA is taxable as ordinary income in the year such interest is credited. Amounts in the CA may become subject to state abandoned and unclaimed property laws. Please consult a tax advisor.

Unclaimed Property

States have abandoned and unclaimed property laws and regulations which generally declare amounts due under annuity contracts or life insurance policies to be abandoned after a period of inactivity, which is generally three to five years from the date a benefit is due and payable. These laws generally apply to maturity or death benefits. The value in an insurance policy or contract is not considered as abandoned or unclaimed merely because a withdrawal or surrender is permitted but not requested; there needs to be an event, such as a death, that makes the amount due. Under such an unclaimed property law, when the owner dies and a payment of the death benefit is triggered, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, state laws and regulations may mandate that the death benefit proceeds be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the proceeds escheated (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your address and your beneficiary designations, including their addresses, if and as they change. Please call us to make such changes.

Participant Loans Under 403(b) Plans

Loans from the Contract are made only to those who are plan participants invested in a contract we have sold to a plan qualified under Section 403(b) of the Code. For these contracts, the minimum loan amount is $1000. The maximum loan amount cannot be more than the greater of (a) 90% of the first $10,000 of Contract Value minus any surrender charge (b) 50% of the Contract Value minus any surrender charge and (c) with respect to any amount taken from the GIA to fund the loan, the amount withdrawn from GIA may not exceed the greater of $1000 or 25% of the Contract Value in GIA when the loan is made. The maximum loan amount is $50,000. In connection with each loan, there is an administrative fee equal to $15 maximum, but currently we do not impose any such fee.

A participant may request (a) a proportionate loan, in which amounts withdrawn from Contract Value in connection with the loan are taken pro rata from the investment options in which the participant’s Contract Value is invested at the time of the loan request or (b) a loan as to which the participant specifies the investment options as to which amounts will be withdrawn and the amount to be withdrawn from each investment option. If the participant fails to specify either option, we will process the loan as a proportionate loan.

Amounts withdrawn from the participant’s investment options in connection with a loan are not subject to a surrender charge when withdrawn and are deposited into our loan security account, which is part of our general account. In the Federal Truth in Lending Disclosure that we will deliver to the participant when the loan is made, we will disclose, among other things (a) the differential between interest credited to amounts held as collateral in the loan security account and the interest rate we charge on the loan and (b) the loan repayment schedule. Generally, the interest rate charged for the loan is 2% annually and the interest paid on the loan collateral held in our loan security account is 0%. Simple loan interest accrues on a daily basis.

With respect to loan repayment, the outstanding loan balance becomes immediately due upon any of the following events (a) the later of the participant’s “applicable age” and separation from employment with the current employer (b) receipt of election to terminate the contract or (c) our receipt of due proof of death.

As part of the process by which a participant takes a loan, the participant also commits to a loan repayment schedule (e.g., paying off the loan on a monthly basis). Loan repayments will first pay any accrued loan interest.

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The balance will be applied to reduce the outstanding loan balance and will also reduce the amount of the Loan Security Account by the same amount that the outstanding loan balance is reduced. The Loan Security Account is part of the general account and is the sole security for the loan. It is increased with all loan amounts taken and reduced by all repayments of loan principal.

The balance of loan repayments, after payment of accrued loan interest, will be credited to the investment options of the Separate Account or the GIA in accordance with the participant’s most recent purchase payments allocation on file with us. Under section 72(p) of the Code, if a loan payment is not paid within 90 days after the payment was due, then the entire loan balance plus accrued interest will be in default. In the case of default, the outstanding loan balance plus accrued interest will be deemed a distribution for income tax purposes, and will be reported as such pursuant to Code requirements. At the time of such deemed distribution, interest will continue to accrue until such time as an actual distribution occurs under the contract.

Because a participant loan is funded through a withdrawal from the contract, amounts borrowed under a contract do not participate in the investment experience of the Separate Account. As such, loans can affect the Contract Value, the death benefit, and optional benefits whether or not the loan is repaid. It also is the case that Contract Value at surrender and the amount of the death benefit (where the death benefit amount is based on Contract Value) will be reduced by the amount of any outstanding loan (and accrued interest).

Internet, Interactive Voice Response and Telephone Transfers

In addition to making requests in writing using a form authorized by PHL Variable, you may transfer your Contract Value among the available investment options and make changes to your purchase payment allocations by Internet, Interactive Voice Response, telephone, or fax. The Company may discontinue Internet, Interactive Voice Response, and telephone transfers at any time.

PHL Variable will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information. You will receive written confirmation of all transfers. PHL Variable may be liable for following unauthorized instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that PHL Variable reasonably believes to be genuine.

We may modify or terminate your transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

Prior to the Maturity Date of your contract, you may elect to transfer all or any part of the Contract Value among one or more investment options or the GIA subject to the limitations established for the GIA. A transfer from an investment option will result in the redemption of Accumulation Units and, if another investment option is selected, in the purchase of Accumulation Units. The exchange will be based on the values of the Accumulation Units next determined after the receipt by our Customer Service Office of notice of election in a form satisfactory to us. A transfer among investment options or the GIA does not automatically change the purchase payment allocation schedule of your contract.

You may also request transfers and changes in purchase payment allocations among available investment options or the GIA by calling us at 800/541-0171 between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time on any Valuation Date, or by contacting our Customer Service Office . You may permit your registered representative to submit transfer requests on your behalf. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple contract owners. Like an individual transfer request, the transfer request must be submitted in good order to be processed. We will employ reasonable procedures to confirm that transfers instructions are genuine. We will require verification of account information and will record telephone instructions on tape. All transfers and

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allocation changes will be confirmed in writing to you. To the extent that procedures reasonably designed to prevent unauthorized transfers are not followed, we may be liable for following transfers instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party we reasonably believe to be genuine. These transfers and allocation change privileges may be modified or terminated at any time on a case-by-case basis. In particular, during times of extreme market volatility, transfers privileges may be difficult to exercise. In such cases you should submit written instructions.

Unless we otherwise agree or unless the Dollar Cost Averaging Program has been elected, (see below), you may make only one transfer per contract year from the GIA. Nonsystematic transfers from the GIA will be made on the date of receipt by our Customer Service Office except as you may otherwise request. For nonsystematic transfers, the amount that may be transferred from the GIA at any one time cannot exceed the greatest of $1,000 or 25% of the Contract Value in the GIA at the time of transfer.

No surrender charge will be assessed when a transfer is made. The date a purchase payment was originally credited for the purpose of calculating the surrender charge will remain the same. We do not charge for transfers at this time. However, we reserve the right to charge a fee of $20 for each transfer after your first 12 transfers in a contract year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the 12 transfer limit. There are additional restrictions on transfers from the GIA as described above and in the section titled ”GIA.”

Market Timing and Other Disruptive Trading

We discourage market timing activity, frequent transfers of Contract Value among investment options and other activity determined to be “Disruptive Trading”, as described below. Your ability to make transfers among investment options under the contract is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege constitutes “Disruptive Trading” that may disadvantage or potentially harm the rights or interests of other contract owners.

“Disruptive Trading” includes, but is not limited to: frequent purchases, redemptions and transfers; transfers into and then out of an investment option in a short period of time; and transfers of large amounts at one time. The risks and harmful effects of Disruptive Trading include:

•

dilution of the interests of long-term investors in an investment option, if market timers or others transfer into or out of the investment option rapidly in order to take advantage of market price fluctuations;

•

an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

•	increased brokerage and administrative expenses.

To protect our contract owners and the underlying funds from Disruptive Trading, we have adopted certain policies and procedures.

Under our Disruptive Trading policy, we can modify your transfer privileges for some or all of the investment options. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any investment option at any one time. Unless prohibited by the terms of your contract, we may (but are not obligated to):

•	limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

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•

restrict the method of making a transfer (e.g., require that all transfers into a particular investment option be sent to our Customer Service Office by first class U.S. mail and/or rescind telephone, internet, IVR or fax transfer privileges),

•	require a holding period for some investment options (e.g., prohibit transfers into a particular investment option within a specified period of time after a transfer out of that investment option),

•	implement and administer redemption fees imposed by one or more of the underlying funds, or

•	impose other limitations or restrictions.

Currently, we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a contract owner’s transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other contracts or policies owned by or under the control or influence of the same individual or entity. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple contract owners. We monitor these transfers on an individual basis, rather than on a batch basis. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some contract owners could engage in Disruptive Trading while others will bear the effects of their activity.

Currently, we attempt to detect Disruptive Trading by monitoring activity for all contracts. Possible Disruptive Trading activity may result in our sending a warning letter advising the owner of our concern. Regardless of whether a warning letter is sent, once we determine that Disruptive Trading activity has occurred, we may revoke the owner’s right to make Internet and IVR transfers. We will notify contract owners in writing (by mail to their address of record on file with us) if we limit their trading.

We have adopted these policies and procedures as a preventative measure to protect all contract owners from the potential effects of Disruptive Trading, while recognizing the need for contract holders to have available reasonable and convenient methods of making transfers that do not have the potential to harm other contract owners.

We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, IVR, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting and restricting all transfer activity that constitutes Disruptive Trading. Moreover, we cannot guarantee that revoking or limiting a contract owner’s Internet, IVR, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than PHL Variable and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some contract owners may be treated differently than others, resulting in the risk that some contract owners could engage in Disruptive Trading while others will bear the effects of their activity.

Orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. PHL Variable has entered into information sharing agreements with the underlying funds of this variable product as required by Rule 22c-2 of the Investment Company Act of 1940. The purpose of the information sharing is to

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provide information to the underlying funds so that they can monitor, warn, and restrict contract holders who may be engaging in disruptive trading practices as determined by the underlying funds. We reserve the right to reject, without prior notice, any transfer request into any investment option if the purchase of shares in the corresponding underlying fund is not accepted for any reason. We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement.

We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our Disruptive Trading policy.

The Annuity Period

The annuity period begins after the accumulation period of the contract, when annuity payments are made to you.

Annuity Payments

Annuity payments will begin on the contract’s Maturity Date if the owner is alive and the contract is still in force. Beginning on the maturity date, investment in the Separate Account is continued unless a Fixed Payment Annuity is selected. The annuitized Contract Value is reduced by the amount of any outstanding loans plus accrued interest.

Surrender charges will be waived when you begin taking annuity payments provided your contract has been in effect for five years. If you have not selected an annuity payment option by the Maturity Date, the default is Annuity Payment Option I—Variable Life Annuity with 10-Year Period Certain. For more information, see “Annuity Payment Options.”

If the amount to be applied on the Maturity Date is less than $2,000, we may pay such amount in one lump sum in lieu of providing an annuity. If the initial monthly annuity payment under an Annuity Payment Option would be less than $20, we may make a single sum payment equal to the total Contract Value on the date the initial annuity payment would be payable, or make periodic annuity payments quarterly, semiannually or annually in place of monthly annuity payments. Your contract specifies a Maturity Date at the time of its issuance. However, you may subsequently elect a different Maturity Date. The Maturity Date may not be earlier than the fifth contract anniversary. The latest Maturity Date is the contract anniversary nearest the annuitant’s 95th birthday or ten years from the contract date, unless agreed otherwise. Generally, under qualified plans/IRAs, the Maturity Date must be such that distributions begin no later than April 1st of the calendar year following the later of: (a) the year in which the employee attains age 73 (72 for individuals who attained that age before January 2023) or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity (“IRA”). A contract holder can defer the Maturity Date to the contract anniversary nearest the annuitant’s 95th birthday if we receive documentation concerning the contract holder’s satisfaction of RMD provisions. See “Federal Income Taxes”.

The Maturity Date election must be made by written notice and must be received by our Customer Service Office 30 days before the provisional Maturity Date. If you do not elect a Maturity Date, which is different from the provisional Maturity Date, the provisional Maturity Date becomes the Maturity Date. Particular care should be taken in electing the Maturity Date of a contract issued under a Tax Sheltered Annuity (“TSA”), a Keogh Plan or an IRA plan. For more information, see “Tax Sheltered Annuities,” “Keogh Plans” and “Individual Retirement Accounts.”

Annuity Payment Options

Unless an alternative annuity payment option is elected on or before the Maturity Date, the amounts held under a contract on the Maturity Date will be applied to provide a Variable Life Annuity with 10-Year Period

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Certain (Option I) as described below. Instead of Option I, you may, by sending a written request to our Customer Service Office on or before the Maturity Date of the contract, elect any of the other Annuity Payment Options described below.

After the first annuity payment, you may not change the elected Annuity Payment Option. In addition, you may no longer withdraw contract value once annuity payments have begun.

No surrender charge will be assessed under any Annuity Payment Option, unless unscheduled withdrawals are made under Variable Annuity Payment Options K or L.

With the exception of the Fixed Annuity Payment Options and Annuity Payment Option L, each annuity payment will be based upon the value of the Annuity Units credited to the contract. The number of Annuity Units in each investment option to be credited is based on the value of the Accumulation Units in that investment option and the applicable annuity payment rate. The contract is issued with guaranteed minimum annuity payment rates, however, if the current rate is higher, we’ll apply the higher rate. The annuity payment rate differs according to the Annuity Payment Option selected and the age of the Annuitant(s). The annuity payment rate is applied and will determine all annuity payments for the fixed annuity payment options and the first annuity payment for the variable annuity payment options. The value of the Annuity Units will vary with the investment performance of each investment option to which Annuity Units are credited.

To determine the variable annuity payment for a given period for a single given investment option, we multiply the number of annuity units for that investment option by the annuity unit value for that investment option as of the last business day of the period – resulting in a dollar figure. We perform that same calculation with respect to the other investment options as to which you have annuity units. We then add the amounts for each such investment option. We make the annuity payment on the annuity payment date or on the first business day following the annuity payment date if the annuity payment date doesn’t fall on a business day, in a given period.

The initial payment will be calculated based on an assumed investment return of 4.5% per year. This rate is a fulcrum return around which variable annuity payments will vary to reflect whether actual investment experience of the investment option is better or worse than the assumed investment return. The assumed investment return is set at the time of your first annuity payment. If investment performance is higher than the assumed investment return, your subsequent annuity payments will be larger than your first annuity payment. However, if investment performance is lower than the assumed investment rate, your subsequent annuity payments will be less than the first annuity payment. If the assumed and actual investment performances are the same, your annuity payments will be level. The assumed investment return and the calculation of variable annuity payments for a 10-year period certain variable payment life annuity and for Annuity Payment Options J and K described below are described in more detail in the contract and in the SAI.

The level of annuity payments payable under the following Annuity Payment Options is based upon the option selected. In addition, factors such as the age at which annuity payments begin, the form of annuity, annuity payment rates, assumed investment rate (for variable annuity payments) and the frequency of annuity payments will affect the level of annuity payments. The longer the duration and more frequent the payments, the lower the annuity payment amount. The assumed investment rate is 4.5% per year. We use this rate to determine the first annuity payment under Variable Annuity Payment Options I, J, K, M and N. Under Option L, We determine the amount of the annual distribution by dividing the amount of Contract Value as of the payment calculation date by the life expectancy of the Annuitant or the joint life expectancy of the Annuitant and Joint Annuitant at that time.

We deduct a daily charge for mortality and expense risks and a daily administrative fee from Contract Values held in the investment options. For more information, see “Charges for Mortality and Expense Risks” and “Charges for Administrative Services.” Therefore, electing Option K will result in a deduction being made even though we assume no mortality risk under that option.

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The following are descriptions of the Annuity Payment Options available under a contract. These descriptions should allow you to understand the basic differences between the options; however, you should contact our Customer Service Office well in advance of the date you wish to elect an option to obtain estimates of annuity payments under each option.

Option A—Life Annuity with Specified Period

A fixed payout annuity payable monthly while the Annuitant is living or, if later, the end of the specified period certain. The period certain may be specified as 5, 10, or 20 years. The period certain must be specified at the time this option is elected.

Option B—Non-Refund Life Annuity

A fixed payout annuity payable monthly while the Annuitant is living. No monthly payment, death benefit or refund is payable after the death of the Annuitant. Under this option, it is possible that no payment ever will be received if death occurs prior to the first payment being made.

Option C—[Reserved]

Option D—Joint and Survivor Life Annuity

A fixed payout annuity payable monthly while either the Annuitant or joint Annuitant is living. You must designate the joint Annuitant at the time you elect this option. The joint Annuitant must be at least age 40 on the first payment calculation date. Under this option, it is possible that no payment ever will be received if death occurs prior to the first payment being made.

Option E—Installment Refund Life Annuity

A fixed payout annuity payable monthly while the Annuitant is living. If the Annuitant dies before the annuity payments made under this option total an amount which refunds the entire amount applied under this option, we will make a lump sum payment equal to the entire amount applied under this option less the sum of payments already made.

Option F—Joint and Survivor Life Annuity with 10-Year Period Certain

A fixed payout annuity payable monthly while either the Annuitant or joint Annuitant is living, or if later, the end of 10 years. You must designate the joint Annuitant at the time you elect this option. The joint Annuitant must be at least age 40 on the first payment calculation date.

Option G—Payments for Specified Period

A fixed payout annuity payable monthly over a specified period of time. Payments continue whether the Annuitant lives or dies. The specified period must be in whole numbers of years from 5 to 30, but cannot be greater than 100 minus the age of the Annuitant. However, if the beneficiary of any death benefits payable under this contract elects this payment option, the period selected by the beneficiary may not extend beyond the life expectancy of such beneficiary.

Option H—Payments of Specified Amount

Equal income installments of a specified amount are paid until the principal sum remaining under this option from the amount applied is less than the amount of the installment. When that happens, the principal sum remaining will be paid as a final payment. The amount specified must provide for payments for a period of at least 5 years.

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Option I—Variable Life Annuity with 10-Year Period Certain

A variable payout annuity payable monthly while the Annuitant is living or, if later, for ten years. If the beneficiary of any death benefits payable under this contract elects this option, the period certain will equal the shorter of 10 years or the life expectancy of such beneficiary.

Option J—Joint Survivor Variable Life Annuity with 10-Year Period Certain

A variable payout annuity payable monthly while either the Annuitant or joint Annuitant is living, or if later, the end of 10 years. You must designate the joint annuitant at the time you elect this option. The joint Annuitant must be at least age 40 on the first payment calculation date. This option is not available for the payment of any death benefit under this contract.

Option K—Variable Annuity for a Specified Period

A variable payout annuity payable monthly over a specified period of time. Payments continue whether the Annuitant lives or dies. The specified period must be in whole numbers of years from 5 to 30, but cannot be greater than 100 minus the age of the Annuitant. However, if the beneficiary of any death benefits payable under this contract elects this payment option, the period selected by the beneficiary may not extend beyond the life expectancy of such beneficiary. This option also provides for unscheduled withdrawals. An unscheduled withdrawal will reduce the number of fixed annuity units in each investment option and affect the amount of future payments. For details, see “Variable Annuity Payments” and “Calculation of Annuity Payments” in the SAI.

Option L—Variable Life Expectancy Annuity

This option provides a variable income which is payable over the Annuitant’s annually recalculated life expectancy or the annually recalculated life expectancy of the Annuitant and joint Annuitant. This option also provides for unscheduled withdrawals. An unscheduled withdrawal will reduce the Contract Value and affect the amount of future payments. Upon the death of the Annuitant (and joint Annuitant, if applicable), any remaining Contract Value will be paid in a lump sum to the beneficiary. For details, see “Variable Annuity Payments” and “Calculation of Annuity Payments” in the SAI. Under this option, it is possible that no payment ever will be received if death occurs prior to the first payment being made.

Option M—Unit Refund Variable Life Annuity

This option provides variable monthly payments as long as the Annuitant lives. In the event of the death of the Annuitant, the monthly payments will stop and the beneficiary will receive a lump sum payment equal to the value of the remaining annuity units. This value is equal to the sum of the number of remaining annuity units for each investment option multiplied by the current annuity unit value for that investment option. The number of remaining annuity units for each investment option will be calculated as follows:

1.	the net amount in the investment option applied under this option on the first payment calculation date divided by the corresponding Annuity Unit Value on that date, minus

2.	the sum of the Annuity Units released from the investment option to make the payments under this option.

You may not transfer any assets under Annuity Payment Option M, unless we agree otherwise.

Option N—Variable Non-Refund Life Annuity

A variable payout annuity payable monthly while the annuitant is living. No monthly payment, death benefit or refund is payable after the death of the Annuitant. Under this option, it is possible that no payment ever will be received if death occurs prior to the first payment being made.

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Other Options and Rates

We may offer other Annuity Payment Options at the time a contract reaches its Maturity Date. In addition, in the event that annuity payment rates for contracts are at that time more favorable than the applicable rates guaranteed under the contract, the then current settlement rates shall be used in determining the amount of any annuity payment under the Annuity Payment Options above.

Other Conditions

Federal income tax requirements currently applicable to most qualified contracts provide that payout periods and the period of years guaranteed with specified periods certain cannot be any greater than life expectancy (or the joint life expectancies of the payee and his or her spouse). Not all payouts described above will necessarily meet that requirement for any particular individual. In addition, beginning with deaths happening on or after January 1, 2020, subject to certain exceptions most non-spouse beneficiaries must now complete post-death distributions within ten years of the owner’s death in order to satisfy required minimum distribution rules. Consult a tax advisor before selecting a payout option with a qualified contract.

Federal income tax requirements also provide that participants in IRAs must begin required minimum distributions (“RMDs”) by April 1 of the year following the year in which they attain their applicable age (For individuals who reached age 70 ½ before January 1, 2020, the applicable age is 70 ½. For individuals who reach age 72 before January 1, 2023, the applicable age is 72. For individuals who reach age 72 after January 31, 2022 and reach age 73 before 2033, the applicable age is 73. If an individual reaches age 74 after 2032, the applicable age is 75). Minimum distribution requirements do not apply to Roth IRAs during the Owner’s lifetime. Distributions from qualified plans generally must begin by the later of actual retirement or April 1 of the year following the year participants attain their applicable age.

Amounts up to the RMD may be withdrawn without a deduction for surrender charges, even if the minimum distribution exceeds the 10% allowable amount. See “Surrender Charges.” Any amounts withdrawn that have not been held under a contract for at least six years and are in excess of both the minimum distribution and the 10% free available amount will be subject to any applicable surrender charge.

If the initial monthly annuity payment under an annuity payment option would be less than $20, we may make a single sum payment equal to the Contract Value on the date the initial annuity payment would be payable, in place of all other benefits provided by the contract, or, may make periodic annuity payments quarterly, semiannually or annually in place of monthly annuity payments.

Currently, transfers between investment options are available for amounts allocated to any of the variable Annuity Payment Options except Annuity Payment Option M.

Variable Account Valuation Procedures Valuation Date

A Valuation Date is every day the New York Stock Exchange (“NYSE”) is open for trading and we are open for business. On each Valuation Date, the value of the Separate Account is determined at the close of the NYSE (usually 4:00 p.m. eastern time).

Valuation Period

Valuation period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.

Miscellaneous Provisions

Assignment

Owners of contracts issued in connection with non-tax qualified plans may assign their interest in the contract to a spouse or grant or trust. We will not be on notice of such an assignment unless we receive written notice of such assignment filed with our Customer Service Office.

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A pledge or assignment of a contract is treated as payment received on account of a partial surrender of a contract. For more information, see “Surrenders or Withdrawals Prior to the Contract Maturity Date.” Transfer of ownership will nullify the original death benefit option and the death benefit option will become Death Benefit Option 1.

Contracts issued in connection with IRAs/ qualified plans may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation, or for any other purpose, to any person other than to us.

Payment Deferral

Payment of surrender, withdrawal or death proceeds usually will be made in one lump sum within seven days after receipt of the written request by our Customer Service Office in good order unless another payment option has been agreed upon by you and us. However, we may postpone payment of the value of any Accumulation Units at times:

1.	when the NYSE is closed other than customary weekend and holiday closings;

2.	trading on the NYSE, as determined by the SEC, is restricted;

3.

an emergency, as determined by the SEC, exists, as a result of which disposal of the Separate Account’s securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets; or

4.	the SEC may by order permit for the protection of security holders.

Payment of the Contract Value attributable to the GIA may be deferred for 6 months from the date of receipt of a withdrawal or surrender request at our Customer Service Office. If payment is delayed for more than 10 days, we will credit additional interest at a rate equal to that paid under Annuity Options G and H.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances require us to block a contract owner’s ability to make certain transactions and, as a result, we may refuse to accept requests for transfers, withdrawals, surrenders or death benefits, until we are so instructed by the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Amendments to Contracts

Contracts may be amended to conform to changes in applicable law or interpretations of applicable law, or to accommodate design changes including changes required in order to maintain tax status as an IRA or qualified plan. Except for changes related to tax status, changes in the contract may need to be approved by contract owners and state insurance departments. A change in the contract which necessitates a corresponding change in the prospectus or the SAI must be filed with the SEC.

Substitution of Fund Shares

If, in the judgment of PHL Variable’s management, one or more of the funds becomes unsuitable for investment by Contract Owners, we reserve the right to substitute Accumulation Units of another investment option for Accumulation Units already purchased or to be purchased in the future by purchase payments under this contract. Any substitution will be subject to approval by the SEC, if required and, where required, one or more state insurance departments.

Ownership of the Contract

Ordinarily, the purchaser of a contract is both the owner and the Annuitant and is entitled to exercise all the rights under the contract. However, the owner may be an individual or entity other than the Annuitant. Except for

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contracts issued in connection with IRAs/Qualified Plans, more than one owner may own a contract as joint owner. Transfer of the ownership of a contract may involve federal income tax consequences, and a qualified advisor should be consulted before any such transfer is attempted.

Community and Marital Property States

If the Contract Owner resides in a community property or marital property state and has not named his or her spouse as the sole beneficiary, the spouse may need to consent to the non-spouse beneficiary designation. The Contract Owner should consult with legal counsel regarding this designation. Should spousal consent be required, we will not be liable for any consequences resulting from the failure of the Contract Owner to obtain proper consent.

Inherited/Stretch Annuity Feature

This Contract provides for an Inherited/Stretch Annuity Feature that may be requested by the beneficiary of a deceased Contract Owner’s interest. Under this Feature we will administer the Contract to accommodate an inherited or “stretch” payout. A stretch payout is a method in which the death benefit is paid out over a period of time, which is generally based upon the life expectancy of the beneficiary. By electing a stretch payout, a death benefit beneficiary can “stretch” payments over his or her life expectancy rather than receive the entire death benefit in one lump sum or within five years of the Contract Owner’s death. The amount of each stretch payment will be at least equal to the required distributions upon death stipulated by Section 72(s) of the Internal Revenue Code and its accompanying rules and regulations with respect to non-qualified contracts, or to the required minimum distributions with respect to qualified contracts (such distributions referred to generically in this section as “Required Distributions”). See also the section Federal Income Taxes below concerning the required minimum distribution (“RMD”) required under the Internal Revenue Code and its accompanying rules and regulations. Electing a “stretch” payout may provide tax advantages to the beneficiary.

This Feature is available to certain individual or trust beneficiaries of an IRA, (including a Roth IRA), or qualified plan or to an individual beneficiary of a non-qualified contract issued by PHL Variable (or its affiliates) or issued by a company unaffiliated with PHL Variable. If the beneficiary of a contract issued by a company unaffiliated with PHL Variable purchases this contract for this Feature, then to the extent not in conflict with the Internal Revenue Code, all contract rights will be available to the purchaser. However, if a beneficiary of this contract elects this Feature, only certain rights will remain with the beneficiary because a beneficiary does not retain the same rights under this contract as the deceased owner. Certain limitations, considerations and tax implications apply to this Feature and may differ depending upon whether you have an IRA/qualified or non-qualified contract and whether the beneficiary is an individual or a trust. In no event may additional premiums be added to the deceased Contract Owner’s interest.

If this Feature is elected, we will assist with the calculation of the Required Distributions and will distribute this calculated amount to the beneficiary. However, it is the responsibility of the beneficiary to ensure that the correct Required Distributions is actually withdrawn from the contract each year.

The following guidelines will apply when we administer this Feature:

•

We will assist with the calculation of the Required Distributions each year in accordance with the Internal Revenue Code using the Fair Market Value (year-end account value, plus any actuarial value assigned to living benefits) of the account. Fair Market Value is determined using specific Internal Revenue Code requirements and the amount may be different from the year-end account value.

•	With certain exceptions, a non-spouse beneficiary’s share of the death benefit must be distributed within ten years.

•

For a non-qualified contract, if the deceased Owner had begun receiving annuitization proceeds, the Required Distributions will continue to be made at least as rapidly as were made during the deceased Owner’s life .

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•

If the beneficiary is a non-natural person under an IRA/qualified plan, and the deceased Owner died after his or her required beginning date, we will use the remaining life expectancy of the deceased to compute remaining payments.

•

The annual Required Distributions must be withdrawn each year. For a non-qualified contract, the first Required Distribution must be distributed no later than the anniversary of the deceased Owner’s date of death. For IRAs/qualified plans, the first Required Distribution must be distributed on or before December 31st of the calendar year following the year of the deceased’s death.

•

For an IRA/qualified plan, if the beneficiary is a surviving spouse, the surviving spouse beneficiary can postpone Required Distributions until the year the deceased spouse would have attained their applicable age. In the alternative, the spouse can also add the IRA/qualified plan proceeds to his or her own IRA after which the Required Distributions must begin when the surviving spouse attains their applicable age. See “Spousal Definition” for further discussion of spousal qualifications.

•

For a non-qualified contract, if the beneficiary is a surviving spouse, the surviving spouse can continue the contract; in this event, the Required Distributions are not required until the death of the surviving spouse. See “Spousal Definition” for further discussion of spousal qualifications.

•	The Required Distribution may be paid on an installment basis with the payment frequency chosen by the beneficiary; in all cases, the RMDs must be paid at least annually.

•

In addition to Required Distribution amounts, additional funds may be withdrawn from the Contract. Any withdrawal in excess of the RMD may be subject to a surrender charge (see the sections of this prospectus entitled “Summary of Expenses” and “Surrender of Contracts and Withdrawals”).

•	The beneficiary who elects this Feature may continue or change the investment options from those that the deceased Owner selected.

Additional information regarding our administration of this feature is provided in an election form, available upon request. This feature may not be suitable for some beneficiaries. We are not providing tax, financial or legal advice. You should consult with your financial professional and tax adviser to determine whether this feature is right for you. This feature may not be available in all states.

Federal Income Taxes

Introduction

The contracts are designed for use independent of a formal retirement plan (i.e., a non-qualified contract) and with qualified plans or Individual Retirement Annuities (IRAs) under the provisions of the Internal Revenue Code of 1986, (within this section, referred to as the “Code”). The ultimate impact of federal income taxes on the amounts held under a contract, purchase payments paid for the contract, payments received under the contract and on the economic benefits to the contract holder, annuitant or beneficiary depends on our income tax status, on the type of retirement plan (if any) for which the contract is purchased, and upon the income tax and employment status of the individual concerned.

The following discussion is general in nature and is not intended as individual tax advice. The income tax rules are complicated and this discussion is intended only to make you aware of the issues. Each person should consult an independent tax or legal advisor. No attempt is made to consider any estate, gift or inheritance taxes or any applicable state, local or other tax laws. Because this discussion is based upon our understanding of the federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any contract either currently or in the future. No representation is made regarding the likelihood of continuation of the federal or state income tax laws or the current interpretations by the Internal Revenue Service (the “IRS”). From time to time, there are regulatory or legislation proposals or changes that do or could impact the taxation of annuity contracts, IRAs and qualified plans; if enacted, these changes could be retroactive.

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Should any such legislation be enacted, we would only offer the benefits permitted under federal law. We reserve the right to make changes to the contract to assure that it continues to qualify as an annuity, IRA and/or qualified contract for federal or state income tax purposes. For a discussion of federal income taxes as they relate to any underlying account investment options, please see the prospectuses for these investments.

Income Tax Status

We are taxed as a life insurance company under the Code. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from PHL Variable and neither account will be taxed separately under the “regulated investment company” provisions (Subchapter M) of the Code.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account and each Contract. No charge currently will be made to any contract or to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes with respect to such items in the future. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.

Taxation of Annuities in General—Non-qualified Contracts

Code section 72 governs taxation of annuities. In general, a contract holder is not taxed on increases in the value of an annuity contract until a distribution is made. However, in certain cases, the increase in value may be subject to tax currently.

It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59 1⁄2. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.

Surrenders or Withdrawals Prior to the Annuity Starting Date or Contract Maturity Date

Code section 72 provides that a withdrawal or surrender of the contract prior to the annuity starting date or contract Maturity Date will be treated as taxable income to the extent the amounts held under the contract exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of contract purchase payments (premiums) that have not been excluded from the contract holder’s gross income (“after-tax monies”). The taxable portion is taxed as ordinary income in an amount equal to the value of the amount received in excess of the “investment in the contract” on account of a withdrawal or surrender of a contract. This taxable portion is referred to as “gain” or “contract gain”. For purposes of this rule, a pledge, loan or assignment of a contract is treated as a payment received on account of a withdrawal from a contract and the amount of the pledge, loan or assignment will be taxed as if received in cash by the contract holder.

Surrenders, Withdrawals, or Annuity Payments On or After the Annuity Starting Date or Contract Maturity Date

Upon receipt of a lump sum payment under the contract, the contract holder is taxed on the portion of the payment that exceeds the investment in the contract. Such taxable portion is taxed as ordinary income.

For amounts received as an annuity, which are amounts paid after the annuity starting date at regular intervals over a period of more than one full year from the date on which they are deemed to begin, the taxable

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portion of each payment is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each fixed payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed as ordinary income. For variable payments, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income. A variable contract may have annuity distribution options under which the payments are fixed or variable.
Once the excludable portion of annuity payments equals the investment in the contract, the balance of the annuity payments will be fully taxable. For certain types of qualified plans or IRAs, there may be no investment in the contract resulting in the full amount of the payments being taxable. For annuities issued in connection with qualified employer retirement plans, a simplified method of determining the exclusion ratio applies. This simplified method does not apply to IRAs.

Withholding of federal and state income taxes on taxable distributions may be required unless the contract holder properly elects not to have any amounts withheld and notifies us of that election on the required forms and under the required certifications. Certain contract holders cannot make this election.

Partial Annuitization

If permitted by contract, a contract holder can elect to only designate a portion of the annuity contract as paid as an amount received as an annuity. To qualify, the payments must be paid out over a period of 10 years or more. The portion so designated will be treated as a separate contract for annuity taxation purposes. For purposes of applying the rules for the calculation of the exclusion ratio for annuity distributions, the definitions of “investment in the contract,” “expected return,” and “annuity starting date”, and the provisions for the taxation of distributions from the annuity for amounts received before the contract maturity date, the investment in the contract will be allocated pro rata between each portion of the contract from which amounts are received as an annuity, and the portion of the contract from which amounts are not received as an annuity.

Penalty Tax on Certain Surrenders and Withdrawals—Non-qualified Contracts (Contracts not issued in connection with qualified plans or IRAs)

Amounts surrendered, withdrawn or distributed before the contract holder/taxpayer reaches age 59 1⁄2 are subject to a penalty tax equal to ten percent (10%) of the portion of such amount that is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the contract holder (or where the holder is not an individual, the death of the “primary Annuitant,” defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code section 72(m)(7); (iii) which are part of a Series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans (such distributions may, however, be subject to a similar penalty under Code section 72(t) relating to distributions from qualified retirement plans and to a special penalty of 25% applicable specifically to SIMPLE IRAs or other special penalties applicable to Roth IRAs); (v) allocable to investment in the contract before August 14, 1982; (vi) under a qualified funding asset (as defined in Code section 130(d)); (vii) under an immediate annuity contract (as defined in Code section 72(u)(4)); or (viii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service. Please note that future legislation or regulations may modify the conditions under which distributions may be received without tax penalty. Consult your tax advisor for specific requirements regarding the application of each of these exceptions to the Penalty Tax.

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Separate tax withdrawal penalties apply to qualified plans and IRAs. See “Penalty Tax on Certain Surrenders and Withdrawals from Qualified Plans and IRAs.”

Additional Considerations

Distribution-at-Death Rules

For a contract issued other than in connection with a qualified plan or an IRA, in order to be treated as an annuity contract for federal income tax purposes, a contract must provide the following two distribution rules: (a) if a contract holder dies on or after the annuity starting date, and before the entire interest in the contract has been distributed, the remainder of the contract holder’s interest will be distributed at least as rapidly as the method in effect on the contract holder’s death; and (b) if a contract holder dies before the annuity starting date, the contract holder’s entire interest generally must be distributed within five (5) years after the date of death, or if payable to a designated beneficiary, may be annuitized over the life or life expectancy of that beneficiary and payments must begin within one (1) year after the contract holder’s date of death. If the beneficiary is the spouse of the holder, the contract may be continued in the name of the spouse as holder. Similar distribution requirements apply to annuity contracts under qualified plans and IRAs.

If the primary Annuitant, which is not the contract holder, dies before the annuity starting date, the owner will become the Annuitant unless the owner appoints another Annuitant. If the contract holder is not an individual, the death of the primary Annuitant is treated as the death of the holder. When the holder is not an individual, a change in the primary Annuitant is treated as the death of the holder.

If the contract holder dies on or after the annuity starting date, the remaining payments, if any, under an Annuity Payment Option must be made at least as rapidly as under the method of distribution in effect at the time of death.

Any death benefits paid under the contract are taxable to the beneficiary at ordinary rates to the extent amounts exceed investment in the contract. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes and state income taxes may also apply.

Each beneficiary will need to select the death benefit option from among those set forth in the contract applicable to the named beneficiary. If an option is not selected, the death benefit, if any, will be paid pursuant to the default death benefit payment option set forth in the contract. No beneficiary will be defaulted to any spousal continuance option.

Transfers, Assignments, or Exchanges of a Contract

A transfer or assignment of ownership of a Contract, the designation of an annuitant other than the owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.

Contracts Owned by Non-Natural Persons

If a non-natural person (for example, a corporation) holds the contract, the income on that contract (generally the increase in the net surrender value less the purchase payments paid) is includable in income each year. The rule does not apply where the non-natural person is an agent for a natural person, such as a trust in which the beneficial owner is a natural person. The rule also does not apply where the annuity contract is acquired by the estate of a decedent, where the contract is held under a qualified plan or an IRA, where the contract is a qualified funding asset for structured settlements, or where the contract is purchased on behalf of an employee upon termination of a qualified plan.

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Section 1035 Exchanges

Code section 1035 provides, in general, that gain or loss is deferred upon the exchange of one annuity contract for another or the exchange of one annuity contract for a long-term care contract. Any such gain or loss is later recognized upon a recognition event (including withdrawal, death, surrender or annuitization). For non-qualified contracts, the contract proceeds must be transferred directly from one insurer to another insurer; they cannot be sent to the contract holder by the original insurer and then transmitted from the contract holder to the new insurer.

Exchanges are permitted of the entire contract or a portion of the contract. A partial exchange will qualify for tax deferral under section 1035 if no amount, other than an amount received as an annuity for 10 years or more during one or more lives, is received under either the original contract or new contract during 180 days beginning on date of transfer. Contract holders contemplating exchanges should consult their tax and/or legal advisors.

Multiple Contracts

The Code provides that for purposes of determining the amount of any distribution under Code section 72(e) (amounts not received as annuities) that is includable in gross income, all non-qualified deferred annuity contracts issued by the same insurer (or affiliate) to the same contract holder during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract Maturity Date, such as a withdrawal will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

Additional Tax on Net Investment Income (“Medicare Tax”)

In addition, annuity withdrawals may be included in the definition of “net investment income” for purposes of section 1411 of the Internal Revenue Code. If section 1411 applies to the income, in addition to income tax, there is an additional tax of 3.8 percent. Section 1411 is imposed only on taxpayers whose income exceeds a stated threshold amount. Further information regarding this additional tax may be forthcoming from the IRS.

Diversification Standards

Diversification Regulations

Code section 817(h) requires that all variable contracts be adequately diversified. Treasury regulations define the requirements and generally permit these requirements to be satisfied using separate accounts with separate funds or series of a fund, each of which meets the requirements. The regulations generally require that, on the last day of each calendar quarter the assets of the separate accounts or series be invested in no more than:

•	55% in any 1 investment

•	70% in any 2 investments

•	80% in any 3 investments

•	90% in any 4 investments

A “look-through” rule applies to treat a pro rata portion of each asset of a Series as an asset of the Separate Account, and each Series of the funds are tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

We represent that we intend to comply with the Diversification Regulations to assure that the contracts continue to be treated as annuity contracts for federal income tax purposes.

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Owner Control (Investor Control)

The Treasury Department has indicated that the Diversification Regulations do not provide exclusive guidance regarding the circumstances under which contract holder control of the investments of the Separate Account will cause the contract holder to be treated as the owner of the assets of the Separate Account. It is also critical that the insurance company and not the contract holder have control of the assets held in the separate accounts. A contract holder can allocate Account Values from one fund of the separate account to another but cannot direct the investments each fund makes. If a contract holder has too much “investor control” of the assets supporting the separate account funds, then the contract holder may be taxed on the gain in the contract as it is earned.

In 2003, the IRS issued formal guidance that indicated that if the number of underlying mutual funds available in a variable insurance contract does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment. This guidance also states that exceeding 20 investment options may be considered a factor, along with other factors, including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment. The Revenue Ruling did not indicate any specific number of underlying mutual funds that would cause the contract to not provide the desired tax treatment but stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

The Revenue Ruling considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the contract holder could exercise over the investment assets held by the insurance company under the variable contracts was not sufficient to cause the contract holder to be treated as the owner of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under this contract, like the contracts described in the Revenue Ruling, there is no arrangement, plan, contract, or agreement between the contract holder and us regarding the availability of a particular investment option and, other than the contract holder’s right to allocate purchase payments and transfer funds among the available investment options, all investment decisions concerning the investment options will be made by us or an advisor in its sole and absolute discretion. Please note that this contract may offer more than 20 investment options; however, we believe that this fact alone does not indicate that the investor control requirements have been violated.

At this time, it cannot be determined whether additional guidance will be provided on this issue and what standards may be contained in such guidance. Should there been additional rules or regulations on this issue, including limitations on the number of underlying funds, transfers between or among underlying funds, exchanges of underlying funds or changes in investment objectives of underlying funds such that the contract would no longer qualify as an annuity for tax purposes, we reserve the right to modify the contract to the extent required to maintain annuity tax treatment.

Diversification Regulations and IRA/Qualified Plans

Code section 817(h) applies to a variable annuity contract other than a pension plan contract. Qualified plans and IRAs, are defined as pension plan contracts for these purposes. Notwithstanding the exception of IRA/qualified plan contacts from application of the diversification rules, all available investments will be structured to comply with the diversification regulations and investor control limitations because the investments serve as the investment vehicle for non-qualified contracts as well as qualified plan and IRA contracts.

Taxation of Annuities in General—Qualified Plans and IRAs

The contracts may be used with several types of IRAs and qualified plans including: Section 403(b) contracts (also referred to as Tax-Sheltered Annuities (TSAs) or Tax-Deferred Annuities (TDAs)), Traditional IRAs, SEP IRAs, SIMPLE IRAs, SARSEP IRAs, Roth IRAs, Corporate Pension and Profit-sharing Plans and

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State Deferred Compensation Plans. For purposes of this discussion, all will be treated as qualified plans. The specific tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made here to provide more than general information about the use of the contracts with the various types of qualified plans. We reserve the right at any time to discontinue the availability of this contract for use with some of all of these qualified plans. Participants under such qualified plans as well as contract holders, annuitants and beneficiaries, are reminded that the rights of any person to any benefits under such qualified plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the contract issued in connection therewith. Federal or state requirements, including ERISA, may impact the person entitled to death benefits under the contract. Consequently, a contract holder’s named beneficiary designation or elected annuity payment option may not be enforceable.

Certain death benefit guarantees may be purchased under the contract. There is a risk that IRS may consider these death benefit guarantees “incidental death benefits.” There is a limit on the amount of the incidental death benefits allowable for qualified contracts. If the death benefit(s) selected are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the IRA or qualified contract. There is also a risk that the IRS would take the position that one or more of the death benefit guarantees are not part of the annuity contract. In such a case, charges against the cash value of the annuity contract would be considered distributions subject to tax, including penalty taxes. While we regard the death benefit guarantees available under the contract as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions. If the IRS were to take this position, we would take all reasonable steps to avoid this result, which would include the right to amend the contract, with appropriate notice to you.

Furthermore, the Code provides that the assets of an IRA may not be invested in life insurance, but may provide, in the case of death during the accumulation phase, for a death benefit payment equal to the greater of sum of purchase payments (less withdrawals) or Contract Value. This contract offers death benefits, which may exceed the greater of sum of purchase payments (less withdrawals) or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA or other qualified contract. That determination could result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes.

We are of the opinion that the death benefit provided by the contract is part of the annuity contract. The contract and its amendments, benefits or endorsements (together referred to herein as the “contract”) have not been reviewed by the IRS for qualification as an IRA or any other qualified plan. Moreover, the IRS has not issued formal guidance concerning whether any particular death benefit complies with the qualification requirements for an IRA or any other qualified plan. You should consult with your tax advisor before electing a death benefit option under this contract for an IRA or other qualified plan.

Distributions from qualified plans eligible to be rolled over to new contracts but which are paid to the contract holder directly generally will be subject to 20 percent income tax withholding. These distributions are “Eligible Rollover Distributions.” Mandatory withholding can be avoided if the contract holder arranges for a direct rollover or trustee-to-trustee transfer to another IRA/qualified plan. Eligible Rollover Distributions include all taxable distributions from qualified plans except (a) distributions required under the Code, such as required minimum distributions, (b) substantially equal distributions made over the life (or life expectancy) of the employee, or for a term certain of 10 years or more, (c) the portion of distributions not includable in gross income (i.e., return of after-tax contributions), except as otherwise provided in the Code and (d) hardship distributions. The mandatory withholding rules do not apply to IRAs, however, a distribution from an IRA is taxable unless the IRA funds are reinvested in another IRA within a statutory time of 60 days.

The IRS has issued guidance limiting IRA rollovers to one per year per individual. Previously, the IRS guidance had indicated that an individual could rollover IRA proceeds from each IRA the individual owned once per year. Thus, if an individual had multiple IRAs, each IRA could be rolled over each year. This is no longer

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allowed. Under the Announcement, an individual with multiple IRAs will only be allowed to do one rollover per year in total. The Announcement does not impact trustee-to-trustee transfers or rollovers of qualified plan amounts into IRAs.

The contracts sold by us in connection with certain qualified plans will utilize annuity tables that do not differentiate on the basis of sex. Such annuity tables also will be available for use in connection with certain non-qualified deferred compensation plans.

There are numerous income tax rules governing qualified plans, including rules with respect to: coverage, participation, maximum contributions, required distributions, penalty taxes on early or insufficient distributions and income tax withholding on distributions. This discussion does not address these plan requirements in detail. The following are general descriptions of the various types of qualified plans and of the use of the contracts in connection therewith. Individuals are urged to consult with their own tax or legal advisors.

Special tax law provisions relating to qualified plans and IRAs may apply to certain taxpayers when the President declares a location to be a major disaster area or when the taxpayer is serving in or in support of the Armed Forces in a designated combat zone or qualified hazardous duty area. Depending on the specific provisions, these provisions can impact the timing of contributions, ability to repay withdrawn contributions, extension of time for repayment of loans taken under annuity contracts treated as a tax-sheltered annuity or tax-deferred annuity under Section 403(b) of the Code and applicability of 10% penalty tax. These provisions are generally time limited and require that the impacted taxpayer meet specific requirements. Since the specific requirements change frequently, taxpayers are directed to public information from the Internal Revenue Service to determine whether they qualify for these special rules. In the event that a taxpayer wishes to claim application of a special provision relating to a major disaster area or Armed Forces service contract, a taxpayer needs to contact us.

Tax Sheltered Annuities (“TSAs”), Tax Deferred Annuities (“TDAs”), Section 403(b)

Code section 403(b) permits public school systems and certain types of charitable, educational and scientific organizations, generally specified in Code section 501(c)(3), to purchase annuity contracts on behalf of their employees and, subject to certain limitations, allows employees of those organizations to exclude the amount of payments from gross income for federal income tax purposes. These annuity contracts are commonly referred to as TSAs, TDAs, or 403(b)s.

Code section 403(b)(11) imposes certain restrictions on a contract holder’s ability to make withdrawals from, or surrenders of, section 403(b) contracts. Specifically, section 403(b)(11) allows a surrender or withdrawal only (a) when the employee attains age 59 1⁄2, separates from service, dies or becomes disabled (as defined in the Code), or (b) in the case of hardship. Section 403(b)(11), applies only with respect to distributions from section 403(b) contracts which are attributable to assets other than assets held as of the close of the last year beginning before January 1, 1989. Thus, the distribution restrictions do not apply to assets held as of December 31, 1988.

In addition, in order for certain types of contributions under a section 403(b) contract to be excluded from taxable income, the employer must comply with certain nondiscrimination requirements. The responsibility for compliance is with the employer and not with the issuer of the underlying annuity contract.

If a contract holder requests a distribution as a result of hardship, the employer must specifically authorize the distribution. It is not our responsibility to monitor compliance with IRS regulations relating to hardship distributions. If a hardship distribution is desired, the contract holder must follow the requirements set forth by the employer and we must receive consent by the employer, in a form acceptable to us, to process the distribution.

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If certain contractual requirements are met, loans may be made available under section 403(b) contracts. A loan from a participant’s Contract Value may be requested only if the contract provides for loans and if the employer specifically permits and authorizes each specific loan. There are specific limits in the Code on the amount of the loan and the term of the loan. It is not our responsibility to monitor compliance with these requirements. If a loan is desired, the contract holder must follow the requirements set forth by the employer and we must receive consent by the employer, in form acceptable to us, to process the loan.

If we are directed by the participant, the loan may be taken from specific investment options. Otherwise, the loan is taken proportionately from all investment options. The loan must be at least $1,000 and the maximum loan amount is the greater of: (a) 90% of the first $10,000 of Contract Value minus any withdrawal charge; and (b) 50% of the Contract Value minus any withdrawal charge. The maximum loan amount is $50,000. If loans are outstanding from any other tax-qualified plan, then the maximum loan amount of the contract may be reduced from the amount stated above in order to comply with the maximum loan amount requirements under section 72(p) of the Code. Interest will be charged on the loan, in the amount set forth in the contract. This interest is payable to us.

Loan repayments will first pay any accrued loan interest. The balance will be applied to reduce the outstanding loan balance and will also reduce the amount of the Loan Security Account by the same amount that the outstanding loan balance is reduced. The Loan Security Account is part of the general account and is the sole security for the loan. It is increased with all loan amounts taken and reduced by all repayments of loan principal. The balance of loan repayments, after payment of accrued loan interest, will be credited to the investment options of the Separate Account or the GIA in accordance with the participant’s most recent purchase payments allocation on file with us.

Under section 72(p), if a loan payment is not paid within 90 days after the payment was due, then the entire loan balance plus accrued interest will be in default. In the case of default, the outstanding loan balance plus accrued interest will be deemed a distribution for income tax purposes, and will be reported as such pursuant to Code requirements. At the time of such deemed distribution, interest will continue to accrue until such time as an actual distribution occurs under the contract.

Income Tax Regulations require that the employer have a written 403(b) Plan and that the Plan indicate the identity of the providers permitted under the Plan. We are not administrators of section 403(b) Plans; we are providers of annuity contracts authorized under specific Plans. We will exchange required information with the employer and/or authorized plan administrator, upon request. As a result of these regulations and requirements set forth by the employer, we may require additional documentation prior to executing transactions involving contracts issued in connection with section 403(b) plans. These documentation requirements may change from time to time.

Keogh Plans

The Self-Employed Individual Tax Retirement Act of 1962, as amended permitted self-employed individuals to establish “Keoghs” or qualified plans for themselves and their employees. The tax consequences to participants under such a plan depend upon the terms of the plan. In addition, such plans are limited by law with respect to the maximum permissible contributions, distribution dates, nonforfeitability of interests, and tax rates applicable to distributions. In order to establish such a plan, a plan document must be adopted and implemented by the employer, as well as approved by the IRS. Annuity contracts may be funding vehicles under a Keogh plan. We may issue such a contract but specifically are not a plan administrator or plan trustee.

Individual Retirement Annuities

Various sections of the Code permit eligible individuals to contribute to individual retirement programs known as “Traditional IRAs”, “Roth IRAs”, “SEP IRA”, “SARSEP IRA”, “SIMPLE IRA”, and “Deemed IRAs”.

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Each of these different types of IRAs is subject to limitations on the amount that may be contributed, the timing of contributions, the persons who may be eligible, the time when distributions shall commence and the amount of such required minimum distributions. In addition, distributions from certain other types of qualified plans may be transferred into an IRA. Participant loans are not allowed under IRA contracts. Details about each of these different types of IRAs are included in the respective contract endorsements. If there are IRS or Code charges to the terms of existing endorsements, we may issue replacement endorsements. We will, at all times, administer all IRAs based on the law in existence at the time of each specific administration event.

Corporate Pension and Profit-Sharing Plans

Code section 401(a) permits corporate employers to establish various types of retirement plans for employees.

These retirement plans may permit the purchase of the contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includable in the gross income of the employee until distributed from the Plan. The tax consequences to participants may vary depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with Corporate Pension or Profit-sharing Plans should obtain independent tax advice as to the tax treatment and suitability of such an investment. Annuity contracts may be funding vehicles under these plans. We may issue such a contract but specifically are not a plan administrator or plan trustee.

Deferred Compensation Plans With Respect to Service for State and Local Governments and Tax Exempt Organizations

Code section 457(b) provides for certain deferred compensation plans with respect to service for state and local governments and certain other entities. The contracts may be used in connection with these plans; however, under these plans if issued to tax exempt organizations, the contract holder is the plan sponsor, and the individual participants in the plans are the Annuitants. Under such contracts, the rights of individual plan participants are governed solely by their agreements with the plan sponsor and not by the terms of the contracts. Annuity contracts may be funding vehicles under these plans. We may issue such a contract but specifically are not a plan administrator or plan trustee.

Tax on Surrenders and Withdrawals from Qualified Plans and IRAs

In the case of a withdrawal under a qualified plan or IRA, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s after-tax cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified plan. For many qualified plans and IRAs, the individual may have no after-tax contributions and the entire amount received will be taxable. For Roth IRAs, if certain conditions are met regarding holding periods and age of the contract holder, lifetime withdrawals are received without tax.

Code section 72(t) imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans and IRAs other than Roth IRAs. The penalty is increased to 25% instead of 10% for SIMPLE IRAs if distribution occurs within the first two years of the participation in the SIMPLE IRA. These penalty taxes are in addition to any income tax due on the distribution. To the extent amounts distributed are not includable in gross income no tax penalty will be imposed.

The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the contract holder or Annuitant (as applicable) reaches age 59 1⁄2; (b) distributions following the death the contract holder or Annuitant (as applicable); (c) distributions attributable to the contract holder or Annuitant (as applicable) being disabled within the meaning of section 72(m)(7), (d) after separation from service,

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distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the contract holder or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such contract holder or Annuitant (as applicable) and his or her designated beneficiary; (e) distributions to a contract holder or Annuitant (as applicable) who has separated from service after he has attained age 55; (f) distributions made on account of an IRS levy on the IRA or plan, (g) distributions made to the contract holder or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code section 213 to the contract holder or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (h) distributions made to an alternate payee pursuant to a qualified domestic relations order; (i) distributions from an IRA for the purchase of medical insurance (as described in section 213(d)(1)(D) of the Code) for the contract holder and spouse and dependents if the certain conditions are met; (j) distributions from IRAs for certain qualified educational expenses of the contract holder, spouse, children or grandchildren; (k) distributions from IRA for qualified first-time home purchase expenses; (l) distributions from retirement plans to individuals called to active military; and effective January 1, 2020 up to $5,000 upon the birth or adoption of a child (m) to terminally ill individuals or, for certain plans; and (n) up to $2,500 for certain long term care policy premiums. The exceptions stated in items (e) (h) and (n) above do not apply in the case of an IRA. The exception stated in item (d) applies to an IRA without the requirement that there be a separation from service. Additional exceptions may apply in limited situations. Please note that future legislation or regulations may modify the conditions under which distributions may be received from a qualified plan or IRA without tax penalty. Consult your tax advisor for specific requirements regarding the application of each of these exceptions to the Penalty Tax.

Generally, distributions from a qualified plan or IRA must commence no later than April 1 of the calendar year following the later of: (a) the year in which the employee attains their applicable age or (b) the calendar year in which the employee retires ((b) does not apply to an IRA). For individuals who reached age 70½ before January 1, 2020, the applicable age is 70½. For individuals who reached age 72 before January 1, 2023, the applicable age is 72. For individuals who reach age 72 after January 31, 2022, and reach age 73 before 2033, the applicable age is 73. If an individual reaches age 74 after 2032, the applicable age is 75. The date set forth in (b) does not apply to an IRA. The required distribution rules do not apply to Roth IRAs during the contract holder’s lifetime. This commencement date is referred to as the “required beginning date.” Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 25% penalty tax is imposed as to the required amount not distributed (which may be reduced to 10% if corrected within a two-year correction period). The life expectancy is based on tables published from time to time by the Internal Revenue Service.

The amount that must be distributed is based on Code rules relating to “Required Minimum Distributions.” This RMD takes into consideration the individual’s age, marital status, and account balance, as well as the actuarial value of additional benefits under the contract. The individual will have options regarding computation of the RMD amount; these options are selected at the time that the payments begin.

An individual is required to take distributions from all of his or her retirement accounts; however in some cases, if the individual has two or more IRA accounts, the total amount of RMDs can be taken from one of the multiple accounts. For example, if the individual has two traditional IRA accounts, the individual will have an RMD amount relating to each of these retirement vehicles. The individual can take the total of two RMDs from either or both of the two accounts.

For IRAs, we are required to file an annual information return with the IRS, with a copy to the participant, of the fair market value of each account. This information return will also indicate if RMDs are required to be taken. We will provide information to each contract holder concerning the RMD computations for his or her annuity contract.

In addition to RMDs during the life of the individual, there are also required after-death distributions. These after-death RMDs apply to all qualified plans and IRAs, including Roth IRAs. The beneficiary of the contract

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may take payments earlier than provided under these after-death RMD rules, such as immediately after death, but cannot delay receipt of payments after the dates specified under these rules.

Under the after-death RMD rules, if the original contract holder died prior to the required beginning date, and designated a contract beneficiary, then the full account value generally must be distributed either by the end of the tenth calendar year after the year of the owner’s death. For spouses, certain “qualified designated beneficiaries” and other situations as permitted by the Code and IRS, the full account value may be distributed over a period of no longer than the life expectancy of the beneficiary. If the payments are to be over the life expectancy, the first payment must be received by December 31st of the year following the year of death.

In all cases, if the beneficiary is the surviving spouse, there are special spousal continuation rules under which the spouse can treat the contract as his or her own and delay receiving payments until the spouse attains his or her own required beginning date. Each beneficiary will need to select the death benefit option from among those set forth in the contract which are applicable to the named beneficiary. If an option is not selected, the death benefit, if any, will be paid pursuant to the default death benefit payment option set forth in the contract. No beneficiary will be defaulted to any spousal continuance option.

Seek Tax Advice

The above description of federal income tax consequences of the different types of qualified plans and IRAs which may be funded by the contracts offered by this prospectus is only a brief summary meant to alert you to the issues and is not intended as tax advice. The rules governing the provisions of qualified plans and IRAs are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences.

Withholding and Information Reporting

We are required to file information returns with the IRS and state taxation authorities in the event that there is a distribution from your contract that may have tax consequences and in certain other circumstances. In order to comply with our requirements, from time to time, we request that the contract holder or beneficiary provide certain information, including social security number or tax identification number and current address.

In addition to information reporting, we are also required to withhold federal and certain state income taxes on the taxable portion of any amounts received under the contract unless a valid election is made to not have any withholding or in certain other circumstances. An election of no withholding is not permitted if a correct social security number or other taxpayer identification number is not provided or if the IRS advises that withholding is required. “Eligible Rollover Distributions” from certain qualified contracts are subject to a 20% mandatory withholding unless directly rolled over to an eligible retirement plan. Special withholding rules apply to payments made to nonresident aliens.

You are liable for payment of federal income taxes on the taxable portion of any amounts received under the contract. You may be subject to penalties if your withholding or estimated tax payments are insufficient. Certain states also require withholding of state income taxes on the taxable portion of amounts received. State laws differ regarding the procedure by which these amounts are computed and the extent to which a contract holder can elect out of withholding.

In 2004, the Department of Treasury ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax. This ruling is also understood to apply to other nonresident alien contract holders. Although the ruling was directed at a life insurance policy, it may also apply to an annuity contract.

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Spousal Definition

The Internal Revenue Code provides special provisions relating to a spouse.

The Contract provides that upon your death, a surviving spouse may have certain options and rights that he or she may elect to exercise under Section 72(s) or 401(a)(9) of the Code. All Contract provisions relating to spousal rights are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law.

All individuals should contact their tax advisors regarding their personal tax situations.

GMWB Features

There are outstanding tax questions relating to taxation of payments made after the contract value reaches zero. Until the IRS issues guidance on the issue, we will treat payments under non-qualified contracts as withdrawals. Similarly for IRA and qualified contracts, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value must include the value of enhanced death benefits and other optional contract provisions such as any GMWB rider itself. Consult a tax advisor.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under Federal tax law.

Annuity purchases by nonresident aliens and foreign corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S.

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residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative and regulatory changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or regulation. Consult a tax adviser with respect to legislative and regulatory developments and their effect on the contract.

We have the right to modify the contract or our contract administration in response to legislative or regulatory changes. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

Sales of Variable Accumulation Contracts

PHL Variable has designated 1851 Securities, Inc. (“1851”) to serve as the principal underwriter of the securities offered through this Prospectus, pursuant to the terms of an underwriting agreement. 1851, an affiliate of PHL Variable, also acts as the principal underwriter of other variable annuity contracts and variable life insurance policies issued by PHL Variable and its affiliated companies. PHL Variable or an affiliate reimburses 1851 for expenses 1851 incurs in underwriting the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). 1851 does not retain any fees under the Contracts; however, 1851 may receive 12b-1 fees from the underlying funds.

1851’s principal executive offices are located at One American Row, PO Box 5056, Hartford, CT 06102-5056. 1851 is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

1851 and PHL Variable enter into selling agreements with broker-dealers who are registered with the SEC and are members of FINRA, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of PHL Variable under applicable state insurance law and must be licensed to sell variable insurance products. PHL Variable has offered the Contract in jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are no longer offered to new purchasers.

Compensation

Broker-dealers who have selling agreements with 1851 and PHL Variable are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic asset-based compensation in all or some years based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement and the payment option selected by the broker- dealer and/or the registered representative but is not expected to exceed 8.0% of purchase payments if up-front compensation is paid to registered representatives and up to 2.5% annually of Contract Value (if asset based compensation is paid).

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To the extent permitted by FINRA rules, overrides and promotional incentives or cash and non-cash payments also may be provided to such broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the contract, including the recruitment and training of personnel, production of promotional literature and similar services.

This Contract does not assess a front-end sales charge, so you do not directly pay for sales and distribution expenses. Instead, you indirectly pay for sales and distribution expenses through the overall charges and fees assessed under the Contract. For example, any profits PHL Variable may realize through assessing the mortality and expense risk charge under your Contract may be used to pay for sales and distribution expenses. PHL Variable may also pay for sales and distribution expenses out of any payments PHL Variable or 1851 may receive from the underlying funds for providing administrative, marketing and other support and services to the underlying funds. Proceeds from the surrender charge may be used to reimburse PHL Variable for sales and distribution expenses. No additional sales compensation is paid if you select any optional benefits under your Contract.

We have unique arrangements for compensation with select broker-dealer firms based on the firm’s aggregate or anticipated sales of contracts or other factors. We enter into such arrangements at our discretion and we may negotiate customized arrangements with firms based on various criteria. As such, special compensation arrangements are not offered to all broker-dealer firms. Compensation payments made under such arrangements will not result in any additional charge to you.

State Regulation

We are subject to the provisions of the Connecticut insurance laws applicable to life insurance companies and to regulation and supervision by the Connecticut Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

State regulation of PHL Variable includes certain limitations on the investments, which may be made for its General Account and separate accounts, including the Separate Account. It does not include, however, any supervision over the investment policies of the Separate Account.

Reports

Reports showing the contract value will be furnished to you at least annually.

Voting Rights

As stated above, all of the assets held in an available investment option will be invested in shares of a corresponding underlying fund. We are the legal owner of those shares and, as such, have the right to vote to elect the Board of Trustees of the funds, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders’ meeting.

We will send you or, if permitted by law, make available electronically, proxy material, reports and other materials relevant to the investment options in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions. This process may result in a small number of contract owners controlling the vote.

In the future, to the extent applicable federal securities laws or regulations permit us to vote some or all shares of the fund in its own right, we may elect to do so.

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Matters on which owners may give voting instructions may include the following: (1) election or removal of the Board of Trustees of a fund; (2) ratification of the independent accountant for a fund; (3) approval or amendment of the investment advisory agreement for the series of the fund corresponding to the owner’s selected investment option(s); (4) any change in the fundamental investment policies or restrictions of each fund; and (5) any other matter requiring a vote of the shareholders of a fund. With respect to amendment of any investment advisory agreement or any change in a fund’s fundamental investment policy, owners participating in such fund will vote separately on the matter. The number of votes that you have the right to cast will be determined by applying your percentage interest in an investment option to the total number of votes attributable to the investment option. In determining the number of votes, fractional shares will be recognized. The number of votes for which you may give us instructions will be determined as of the record date for fund shareholders chosen by the Board of Trustees of a fund.

Cyber Security and Business Continuity Risks

Our variable product business is dependent upon the effective operation of our computer systems and those of our business partners and service providers, and so our business may be vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cybersecurity incidents. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on systems and websites, unauthorized release of confidential customer information and other operational disruptions that could severely impede our ability to conduct our business and administer the Policy (e.g., calculate unit values or process transactions).

Financial services companies and their third-party service providers are increasingly the targets of cyber-attacks involving the encryption and/or threat to disclose personal or confidential information (e.g., ransomware) or disruptions of communications (e.g., denial of service) to extort money or for other malicious purposes. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources. The use of remote or flexible work arrangements, remote access tools and mobile technology have expanded potential targets for cyber-attack.

System failures and cybersecurity incidents affecting us, the funds, intermediaries and service providers may adversely affect us, our ability to administer the Policy and your interest in the Policy. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict. Although we undertake preventative and detective measures to protect our systems from cyber-attacks, there can be no guarantee that we or our service providers will be able to avoid all cybersecurity incidents affecting Policy Owners in the future. It is possible that a cybersecurity incident could persist for an extended period of time without detection.

We may also be exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, geo-political disputes, military actions, malicious acts and terrorist acts, any of which could adversely affect our ability to conduct business and administer the Policy. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our third-party service providers to perform their job responsibilities.

PHL Variable Insurance Company – Litigation and Regulatory Matters

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The Separate Account and the Principal Underwriter is not currently involved in any litigation or arbitration.

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The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. Given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular quarterly or annual periods as respects each of the Company and the Principal Underwriter.

Cost of insurance litigation

2017 Action: Two putative class actions were filed in the Southern District of New York challenging certain increases to cost of insurance charges implemented in 2017. Fan et. al. v. PHL Variable Life Insurance Company, 1:18-cv01288, was filed on February 13, 2018 and Advance Trust & Life Escrow Services, LTA as Nominee of Life Partners Position Holder Trust v. PHL Variable Life Insurance Company, 1:18-cv-3444, was filed on April 19, 2018. On July 20, 2018, a Second Amended Complaint was filed in the Fan case removing certain previously named defendants. On March 12, 2019, the court denied the Company’s motions to dismiss in each action for lack of personal jurisdiction. On May 29, 2019, the Court entered an order appointing lead class counsel and consolidating the Fan and Advance Trust cases. On November 15, 2022, the parties informed the Court that they had reached a settlement of the matter, subject to the negotiation of mutually acceptable settlement documents. On February 24, 2023 the parties executed a Joint Stipulation and Settlement Agreement to resolve the litigation. On March 7, 2023 Plaintiffs filed a motion to certify the class and for preliminary approval of the class action settlement, which the Court granted on August 9, 2023. On November 11, 2023, Plaintiffs filed a motion for final approval of the class action settlement, which the Court granted after hearing on December 22, 2023. The Court entered its final judgment in this action on January 18, 2024.

2021 Action: A putative class action, Kenney v. PHL Variable Insurance Company, 3:22-cv-00552, was filed in the District of Connecticut on April 15, 2022 challenging certain increases to cost of insurance charges implemented in 2021. On June 21, 2022, the Company filed its answer, denying liability. On February 14, 2024, an amended class action complaint was filed in the Kenney case. The amended class action complaint adds a new plaintiff, Arbuckle Funding LLC, as well as nine new defendants including two subsidiaries of the Company, Concord Re, Inc. and Palisado Re, Inc., as well as seven “Nassau” entities, including Nassau Insurance Group Holdings, L.P.; Nassau Insurance Group Holdings GP, LLC; Nassau Financial Group GP Ltd.; Nassau Financial Group, L.P.; Nassau Asset Management LLC; The Nassau Companies of New York; and The Nassau Companies. The amended class action complaint retains its cause of action against the Company for breach of contract challenging certain cost of insurance charges implemented in 2021. The amended class action complaint asserts a new cause of action for fraudulent transfer against all defendants. On, April 22, 2024, the Company, Concord Re, Inc., and Palisado Re, Inc. moved to dismiss the fraudulent transfer cause of action. Discovery is ongoing in this matter. The Company and its subsidiaries dispute the allegations in the complaints and intend a vigorous defense.

FINANCIAL STATEMENTS

Audited financial statements of the Separate Account and PHL Variable are included in the Statement of Additional Information. For a free copy of the Statement of Additional Information, simply call or write to our Customer Service Office. The Statement of Additional Information is also available on the SEC’s website at www.sec.gov.

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APPENDIX A – Investment Options Available Under the Contract

The following is a list of underlying funds available under the contract. More information about the underlying funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at https://dfinview.com/Nassau-PHL/TAHD/NAS000015. You can also request this information at no cost by calling 1-800-541-0171 or by sending an email request to customer_contact_center@nfg.com.

The current expenses and performance information below reflects fees and expenses of the funds, but does not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each fund’s past performance is not necessarily an indication of future performance. Updated fund performance can be found at https://nfg.com/product-performance.html.

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
The highest total return consistent with the Adviser’s determination of reasonable risk.	AB VPS Balanced Hedged Allocation Portfolio (Class B)[3] – AllianceBerstein L.P.	0.98%	12.66%	3.05%	5.04%
Long-term capital appreciation.	Alger Capital Appreciation Portfolio[1],[2] (Class 1-2 Shares) – Fred Alger Management, LLC	0.95%	43.13%	15.43%	12.54%
To seek investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.	CVT S&P MidCap 400 Index Portfolio[3] (Class I) – Calvert Research and Management Ameritas Investment Partners, Inc.	0.33%	16.12%	12.28%	8.90%
The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies.	DWS Equity 500 Index VIP (Class A)[3] – DWS Investment Management Americas, Inc. Northern Trust Investments, Inc.	0.25%	26%	15.40%	11.74%
The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.	DWS Small Cap Index VIP (Class A)[3] – DWS Investment Management Americas, Inc. Northern Trust Investments, Inc.	0.38%	16.76%	9.67%	6.89%
To provide current income.	Federated Hermes Fund for U.S. Government Securities II3 – Federated Investment Management Company	0.78%	4.19%	-0.11%	0.90%
To seek high current income.	Federated Hermes High Income Bond Fund II3 – Federated Investment Management Company	0.81%	12.71%	4.75%	4.13%

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Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
To provide current income consistent with stability of principal and liquidity.	Federated Hermes Government Money Fund II3 – Federal Investment Management Company	0.63%	4.52%	1.49%	0.90%
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio (Service Class)[3] – Fidelity Management & Research Company LLC (FMR) FMR UK, FMR HK, and FMR Japan	0.66%	33.34%	16.54%	11.50%
Seeks to provide capital growth.	Fidelity® VIP Growth Opportunities Portfolio (Service Class)[3] – Fidelity Management & Research Company LLC (FMR) FMR UK, FMR HK, and FMR Japan	0.69%	45.51%	18.97%	15.61%
To achieve capital appreciation.	Fidelity® VIP Growth Portfolio (Service Class)[3] – Fidelity Management & Research Company LLC (FMR) FMR UK, FMR HK, and FMR Japan	0.68%	36.09%	19.52%	14.68%
Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio (Service Class)[3] – Fidelity Management & Research Company LLC (FMR) FMR UK, FMR HK, and FMR Japan	0.48%	6.12%	1.87%	2.24%
Seeks capital appreciation. Under normal market conditions, the fund invests primarily in equity securities of companies that the investment manager believes are leaders in innovation, take advantage of new technologies, have superior management, and benefit from new industry conditions in the dynamically changing global economy.	Franklin DynaTech VIP Fund (Class 2)[3] – Franklin Advisers, Inc.	0.89%	43.77%	13.76%	10.37%

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Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of debt and equity securities.	Franklin Income VIP Fund (Class 2) – Franklin Advisers, Inc.	0.71%	8.62%	6.98%	5.01%
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund (Class 2) – Franklin Mutual Advisors, LLC	0.93%	13.46%	7.82%	5.43%
Seeks long-term capital appreciation.	Guggenheim VT Long Short Equity Fund[1,2] – Security Investors, LLC, which operates under the name Guggenheim Investments	1.92%	12.75%	5.76%	3.32%
To seek capital appreciation.	Invesco V.I. American Franchise Fund (Series I Shares) – Invesco Advisers, Inc.	0.86%	40.93%	16.16%	11.70%
Both capital appreciation and current income.	Invesco V.I. Equity and Income Fund (Series II Shares) – Invesco Advisers, Inc.	0.81%	10.24%	9.64%	6.78%
Long-term growth of capital.	Invesco V.I. Core Equity Fund[1,2] (Series I Shares) – Invesco Advisers, Inc.	0.80%	23.36%	12.95%	7.79%
To seek capital appreciation.	Invesco V.I. Capital Appreciation Fund (Series II Shares)[3] – Invesco Advisers, Inc.	1.05%	35.03%	16.10%	11.28%
To seek capital appreciation.	Invesco V.I. Global Fund (Series II Shares) – Invesco Advisers, Inc.	1.07%	34.45%	12.02%	8.21%
Long-term growth of capital.	Invesco V.I. Main Street Mid Cap Fund®[1,2] (Series I Shares) – Invesco Advisers, Inc.	0.94%	14.47%	10.32%	6.45%
To seek capital appreciation.	Invesco V.I. Main Street Small Cap Fund® (Series II Shares) – Invesco Advisers, Inc.	1.13%	17.82%	12.79%	8.66%
Long-term capital appreciation.	Lazard Retirement U.S. Small Cap Equity Select Portfolio (Service Shares)[1,2,3] – Lazard Asset Management LLC	1.15%	10.02%	9.10%	6.73%

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Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
To seek high current income and the opportunity for capital appreciation to produce a high total return.	Lord Abbett Bond Debenture Portfolio (Class VC shares) – Lord, Abbett & Co. LLC	0.89%	6.55%	3.14%	3.49%
Long-term growth of capital and income without excessive fluctuations in market value.	Lord Abbett Growth and Income Portfolio (Class VC shares) – Lord, Abbett & Co. LLC	0.92%	13.19%	10.72%	7.81%
To seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.	Lord Abbett Mid Cap Stock Portfolio (Class VC shares) – Lord, Abbett & Co. LLC	1.15%	15.42%	10.64%	6.51%
Seeks to provide investors with capital appreciation.	Morningstar Aggressive Growth ETF Asset Allocation Portfolio (Class II) – ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.78%	16.88%	10.04%	7.06%
Seeks to provide investors with capital appreciation and some current income.	Morningstar Balanced ETF Asset Allocation Portfolio (Class II) – ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.79%	12.82%	6.68%	4.99%
Seeks to provide investors with current income and capital appreciation.	Morningstar Growth ETF Asset Allocation Portfolio (Class II) – ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.79%	15.72%	8.64%	6.20%
Seeks to provide investors with current income and capital appreciation.	Morningstar Income and Growth ETF Asset Allocation Portfolio (Class II) – ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.78%	10.59%	4.74%	3.67%
The Fund seeks growth of capital.	Neuberger Berman AMT Mid Cap Growth Portfolio (Class S)[3] – Neuberger Berman Investment Advisers LLC	1.11%	-28.83%	6.77%	9.95%
The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)[3] – Neuberger Berman Investment Advisers LLC	1.17%	-18.65%	7.14%	10.64%

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Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments back by a portfolio of inflation-indexed securities and other Fixed Income Instruments.	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class) – Pacific Investment Management Company LLC	1.64%	-7.93%	8.46%	-0.90%
Seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments.	PIMCO VIT Real Return Portfolio (Advisor Class) – Pacific Investment Management Company LLC	1.01%	3.57%	3.05%	2.15%
Seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.	PIMCO VIT Total Return Portfolio (Advisor Class) – Pacific Investment Management Company LLC	0.92%	5.83%	0.98%	1.60%
Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movement of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument on a daily basis.	Rydex VT Inverse Government Long Bond Strategy Fund[1,2,3] – Security Investors, LLC, which operates under the name Guggenheim Investments	5.02%	4.22%	1.03%	-3.28%
Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis.	Rydex VT Nova Fund[1,2,3] – Security Investors, LLC, which operates under the name Guggenheim Investments	1.72%	35.06%	18.45%	14.14%
Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments.	Templeton Developing Markets VIP Fund (Class 2 Shares)[3] – Templeton Asset Management Ltd. Franklin Templeton Investment Management Limited	1.35%	12.62%	4.22%	2.32%

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Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.	Templeton Foreign VIP Fund (Class 2 Shares)[3] – Templeton Investment Counsel, LLC	1.07%	20.76%	5.27%	1.28%
Seeks long-term capital growth. Under normal market conditions, the fund invests primarily in equity securities of companies located anywhere in the world, including developing markets.	Templeton Growth VIP Fund (Class 2 Shares)[3] – Templeton Global Advisors Limited Templeton Asset Management Ltd	1.12%	21.01%	6.47%	3.24%
Capital appreciation and current income.	TVST Touchstone Balanced Fund[3] – Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.80%	18.61%	11.29%	7.80%
High Level of current income consistent with preservation of capital. Capital appreciation is secondary.	TVST Touchstone Bond Fund[3] – Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.63%	6.07%	1.82%	1.43%
Capital appreciation.	TVST Touchstone Common Stock Fund[3] – Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.73%	26.66%	16.22%	11.29%
Growth of Capital.	TVST Touchstone Small Company Fund[3] – Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.76%	16.60%	12.29%	9.49%
Long-term growth of capital.	Virtus KAR Capital Growth Series A3 – Virtus Investment Advisers, Inc. Kayne Anderson Rudnick Investment Management, LLC	1.01%	34.71%	15.19%	11.97%
Capital appreciation and current income.	Virtus KAR Equity Income Series A3 – Virtus Investment Advisers, Inc. Kayne Anderson Rudnick Investment Management, LLC	0.96%	1.49%	11.46%	7.25%

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Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
High total return consistent with reasonable risk.	Virtus SGA International Growth Series A3 – Virtus Investment Advisers, Inc. Sustainable Growth Advisers, LP	1.12%	18.00%	8.80%	2.23%
Long-term total return.	Virtus Newfleet Multi-Sector Intermediate Bond Series A3 – Virtus Investment Advisers, Inc. Newfleet Asset Management, LLC	0.93%	8.69%	3.19%	2.94%
Capital appreciation and income with approximately equal emphasis.	Virtus Duff & Phelps Real Estate Securities Series A3 – Virtus Investment Advisers, Inc. Duff & Phelps Investment Management Co.	1.08%	11.03%	8.55%	7.95%
Long-term capital growth.	Virtus KAR Small-Cap Growth Series A3 – Virtus Investment Advisers, Inc. Kayne Anderson Rudnick Investment Management, LLC	1.12%	19.70%	11.70%	13.85%
Long-term capital appreciation.	Virtus KAR Small-Cap Value Series A3 – Virtus Investment Advisers, Inc. Kayne Anderson Rudnick Investment Management, LLC	1.08%	19.05%	11.80%	8.42%
High total return over an extended period of time consistent with prudent investment risk.	Virtus Tactical Allocation Series (Class A Shares)[3] – Virtus Investment Advisers, Inc. Kayne Anderson Ruddick Investment Management, LLC and NewFleet Asset Management, LLC (fixed)	0.96%	22.22%	9.03%	5.87%
Long Term Capital Appreciation.	Wanger International[3] – Columbia Wanger Asset Management, LLC	1.20%	16.95%	6.45%	3.50%
Long Term Capital Appreciation.	Wanger Acorn[3] – Columbia Wanger Asset Management, LLC	0.95%	21.74%	7.51%	7.20%

[1]	This fund is closed to new investors.
[2]

For contract owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular purchase payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing dollar cost averaging (“DCA”) percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.

[3]	The current expenses of this fund reflect a temporary fee waiver or expense reimbursement arrangement.

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APPENDIX B – State Specific Contract Differences

Alabama

•	Purchase payments are only permitted during the first three contract years.

The maturity date can range from a minimum of seven years from the last purchase payment date up to the later of:

•	the date the annuitant attains age 95;

•	10 years from the contract date.

California

For issue ages 60 and over:

•

This contract will have a free look period of 30 days. During the free look period, the contract value will be invested in a money market subaccount and the owner has the right to cancel the contract and receive a refund of the purchase payments paid (less withdrawals).

Connecticut

If the owner returns the contract within the free look period, they will receive a refund of the purchase payments paid (less withdrawals).

For Death Benefit Guarantee Option 3 (Phoenix Earnings Protector):

•	The Assisted Living Benefit is not available.

•	The Mortality and Expense Risk charge is 117.5 bps (130.0 total bps including Administrative Fee of 12.5 bps).

Florida

For Death Benefit Guarantee Option 3 (Phoenix Earnings Protector):

•	The Assisted Living Benefit is not available.

•	The Mortality and Expense Risk charge is 117.5 bps (130.0 total bps including Administrative Fee of 12.5 bps).

•	Market Value Adjusted GIA’s (MVA’s) are not available.

Georgia

•	If the owner returns the contract within the free look period, they will receive a refund of the purchase paid (less withdrawals).

Idaho

•	This contract will have a free look period of 20 days.

Louisiana

•	If the owner returns the contract within the free look period, they will receive a refund of the purchase payments paid (less withdrawals).

Maine

•	Market Value Adjusted GIA’s (MVA’s) are not available.

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Maryland

•	Purchase payments are not permitted within three years of the maturity date.

The maturity date can range from a minimum of seven years from the last purchase payment date up to the later of:

•	the date the annuitant attains age 95;

•	10 years from the contract date.

•	Market Value Adjusted GIA’s (MVA’s) are not available.

For the GMAB Rider:

This rider will terminate at the earlier of:

•	the tenth contract anniversary;

•	the date any portion of the contract value is no longer allocated to one of the Asset Allocation Models approved for use with this rider;

•	death of any owner, unless spousal continuation has been elected;

•	annuitization of the base contract;

•	a written request from the contract owner; and

•	termination of the base contract.

Massachusetts

•	Purchase payments are not permitted within seven years of the maturity date.

•	This contract will have a free look period of 10 days (20 days for replacements).

•	If the owner returns the contract within the free look period, they will receive a refund of the purchase payments paid (less withdrawals).

•	The Guaranteed Interest Account (GIA) is not available.

•	PHL Variable reserves the right to charge a transfer fee of $20 per transfer after the first six transfers in each contract year.

Michigan

•	The annual administrative charge is $30.

Minnesota

•	Death Benefit Option 3 (Phoenix Earnings Protector) is not available.

•	Market Value Adjusted GIA’s (MVA’s) are not available.

•	The minimum guaranteed rate for the GIA will not be less than 1.00% or greater than 3.00%. Refer to the contract for a more detailed description.

•	The maturity date can range from a minimum of seven years from the last purchase payment date up to the later of:

•	the date the annuitant attains age 95;

•	10 years from the contract date.

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•	Purchase payments are not permitted within seven years of the maturity date.

Missouri

•	If the owner returns the contract within the free look period, they will receive a refund of the purchase payments paid (less withdrawals).

Nebraska

•	If the owner returns the contract within the free look period, they will receive a refund of the purchase payments paid (less withdrawals).

New Jersey

•	PHL Variable reserves the right to charge a fee of $10 per transfer after the first 12 transfers in each contract year.

The maturity date can range from a minimum of one year from the contract date up to the later of:

•	the date the annuitant attains age 95;

•	10 years from the contract date.

•	Market Value Adjusted GIA’s (MVA’s) are not available.

New Mexico

•	The annual administrative charge is $30.

•	PHL Variable reserves the right to charge a fee of $10 per transfer after the first 12 transfers in each contract year.

New York

•	The annual administrative charge is $30.

The maturity date can range from a minimum of 13 months from the contract date up to the later of:

•	the date the annuitant attains age 90;

•	10 years from the contract date.

•	Market Value Adjusted GIA’s (MVA’s) are not available.

•	Death Benefit Guarantee Option 3 (Phoenix Earnings Protector) is not available.

For the GMIB Rider:

•	The Effective Annual Rate will not be set equal to 0.0% if the GIA value is greater than 40% of the base contract value on any:

•	purchase payment date;

•	transfer date; or

•	withdrawal date.

The annual fee is deducted from the investment subaccounts only (not the GIA) on each contract anniversary and upon full surrender of the base contract.

North Carolina

•	If the owner returns the contract within the free look period, they will receive a refund of the purchase payments paid (lesswithdrawals).

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North Dakota

•	This contract will have a free look period of 20 days.

Oklahoma

•	If the owner returns the contract within the free look period, they will receive a refund of the purchase payments paid (lesswithdrawals).

Oregon

•	Purchase payments are only permitted during the first three contract years.

•	If the owner returns the contract within the free look period, they will receive a refund of the purchase payments paid (lesswithdrawals).

•	The maximum GIA allocation for each purchase payment is 100%.

Transfers are permitted to the GIA:

•	in the first contract year; or

•	if they would cause the GIA value to exceed 5% of the contract value.

•	Market Value Adjusted GIA’s (MVA’s) are not available.

Pennsylvania

•	Market Value Adjusted GIA’s (MVA’s) are not available.

South Carolina

•	This contract will have a free look period of 20 days.

South Dakota

For Death Benefit Guarantee Option 3 (Phoenix Earnings Protector):

•	The Assisted Living Benefit is not available.

•	The Mortality and Expense Risk charge is 117.5 bps (130.0 total bps including Administrative Fee of 12.5 bps).

Texas

•	PHL Variable reserves the right to charge a fee of $10 per transfer after the first 12 transfers in each contract year; or limit the number of transfers to 12 per contract year.

•	The annual administrative charge is $30.

•	Market Value Adjusted GIA’s (MVA’s) are not available.

Utah

This contract will have a free look period of 20 days.

•	If the owner returns the contract within the free look period, they will receive a refund of the purchase payments paid (lesswithdrawals).

Washington

•	Purchase payments are not permitted within seven years of the maturity date.

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The maturity date can range from a minimum of seven years from the last purchase payment date up to the later of:

•	the date the annuitant attains age 95;

•	10 years from the contract date.

•	The annual administrative charge is $30.

For the GMIB Rider:

•	The annual fee is 0.40% of the Guaranteed Annuitization Value (GAV).

•	Market Value Adjusted GIA’s (MVA’s) are not available.

•	Death Benefit Guarantee Option 3 (Phoenix Earnings Protector) is not available.

Wisconsin

•	This contract will have a free look period of 20 days.

•	If the owner returns the contract within the free look period, they will receive a refund of the purchase payments paid (lesswithdrawals).

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To learn more about the contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2024. The SAI is incorporated by reference into this prospectus. For a free copy of the SAI, or for general inquiries, contact our Customer Service Office. Reports and other information about PHL Variable Insurance Company and PHL Variable Accumulation Account is available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov.

EDGAR contract identifier number:  C000067261

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[Version D]

Phoenix Spectrum Edge®+

PHL Variable Accumulation Account

Issued by: PHL Variable Insurance Company (“PHL Variable”)

PROSPECTUS	May 1, 2024

This prospectus describes a variable and fixed accumulation deferred annuity contract offered to groups and individuals. The contract offers a variety of variable and fixed investment options and also the optional benefits called guaranteed minimum income benefit, guaranteed minimum accumulation benefit, guaranteed minimum withdrawal benefit, and optional death benefits. You may allocate purchase payments and contract value to one or more of the investment options of the PHL Variable Accumulation Account (“Separate Account”), or to the Guaranteed Interest Account (“GIA”). The assets of each investment option of the Separate Account will be used to purchase, at net asset value, shares of a series in the designated funds described in Appendix A: Investment options available under the contract.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The contract is not a deposit or obligation of, underwritten or guaranteed by, any financial institution, credit union or affiliate. It is not federally insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other state or federal agency. Contract investments are subject to risk, including the fluctuation of contract values and possible loss of principal. The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Purchasing a variable annuity within a qualified plan or Individual Retirement Account/Annuity (IRA) does not provide any additional tax benefit. Variable annuities should not be sold in qualified plans or IRAs because of the tax-deferral feature alone, but rather when other benefits, such as lifetime income payments and death benefit protection support the recommendation.

For general information, you may send an email request to customer_contact_center@nfg.com.

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Important Adverse Developments Related to PHL Variable’s Financial Condition

In recent years, the financial condition of PHL Variable Insurance Company (“PHL Variable”) has continued to deteriorate. PHL Variable has become statutorily insolvent, and PHL Variable’s independent auditors have issued a report on the PHL Variable statutory financial statements that includes an “emphasis of matter” paragraph because there is substantial doubt about PHL Variable’s ability to continue as a going concern. PHL Variable’s financial guarantees – including with respect to annuity payments, death benefits, optional benefit riders, loans, and amounts in the Guaranteed Interest Account or other fixed account options, as applicable – are subject to PHL Variable’s financial strength and claims-paying ability. In light of PHL Variable’s financial difficulty, there is significant risk that PHL Variable will be unable to fulfill its financial guarantees under your contract.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability.

The Connecticut Insurance Commissioner of the Connecticut Insurance Department, PHL Variable’s primary state insurance regulator, may seek to take control of PHL Variable by obtaining a court order placing it into receivership. As of the date of this prospectus, it remains uncertain whether and when that will occur. In the event that PHL Variable is placed into receivership, then pursuant to Connecticut law, the Connecticut Insurance Commissioner would have broad authority in the management of PHL Variable’s business and affairs. In receivership, the Connecticut Insurance Commissioner could pursue either a rehabilitation or liquidation of PHL Variable. The Commissioner could also have power to unilaterally change the terms of outstanding contracts, subject to the review by the court. As part of these proceedings, if they were to occur, it is possible that your contract could be adversely affected or potentially even terminated. For example, pursuant to a court order, guarantees (e.g., annuity payments, death benefits, living benefits) could be reduced or terminated, contract features could be changed, contract fees and charges could be increased, distributions could be reduced, and/or new restrictions or reductions could be introduced.

As of March 2023, PHL Variable has been operating under the Administrative Supervision of the Connecticut Insurance Department. Management is evaluating plans to mitigate the current financial condition of PHL Variable. For so long as PHL Variable remains subject to the supervision and regulatory oversight of the Connecticut Insurance Department, PHL Variable generally will need approval from the Commissioner for business and governance activities other than those performed in the ordinary course of business. In addition, management is actively pursuing strategic transactions that could positively impact the capital and liquidity of PHL Variable. No assurance can be given that management will be successful in executing on any of these financial alternatives.

PHL Variable Accumulation Account (the “Separate Account”), which is the segregated asset account supporting the variable investment options under the contract, remains insulated from PHL Variable’s general account. However, it is important to understand that the Separate Account does not support PHL Variable’s financial guarantees. The Separate Account only supports the value of your investments in the variable investment options. If PHL Variable were to be dissolved in a receivership, in addition to your contract and financial guarantees potentially being terminated, the assets of the Separate Account may be liquidated and disbursed to Contract Owners, which could have negative tax consequences.

For additional information, see “Principal Risks of Investing in the Contract – Insurance Company Insolvency Risk” in this prospectus. Financial statements for PHL Variable and the Separate Account are included in the Statement of Additional Information, dated May 1, 2024, which is incorporated by reference into this prospectus. The Statement of Additional Information is available upon request.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability. If you retain your contract, there is a risk that the guarantees under your contract may be reduced or go entirely unfulfilled. If you surrender your contract, the contract and all guarantees under your contract will be terminated, and you could incur surrender charges, taxes, and tax penalties. Making additional purchase payments into the contract may increase your risk of loss related to PHL Variable’s financial insolvency.

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GLOSSARY OF SPECIAL TERMS

Most of the terms used throughout this prospectus are described within the text where they first appear. Certain terms marked by italics when they first appear are described below.

Account Value: The value of all assets held in the Separate Account.

Accumulation Unit: A standard of measurement for each investment option used to determine the value of a contract and the interest in the investment options prior to the maturity date and amounts held under Annuity Payment Option L.

Accumulation Unit Value: The value of one accumulation unit was set at $1.000 on the date assets were first allocated to each investment option. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period just ended.

Administrative Office: The office set forth on the cover page of this prospectus.

Annuitant(s)/Joint Annuitant: The individual designated as such on the contract schedule page, or as later changed. The Annuitant is the person on whose continuation of life the contract is issued. There may be one or two annuitants. One is the primary annuitant and the other is considered to be the joint annuitant. Prior to the maturity date the annuitants may be changed. However, there may be tax consequences.

Annuity Payment Option: The provisions under which we make a series of annuity payments to the annuitant or other payee, such as Life Annuity with Ten Years Certain. See “Annuity Payment Options.”

Annuity Unit: A standard of measurement used in determining the amount of each periodic payment under the variable payment Annuity Options I, J, K, M and N. The number of annuity units in each investment option with assets under the chosen option is equal to the portion of the first payment provided by that investment option divided by the annuity unit value for that investment option on the first payment calculation date.

Annuity Unit Value: On the first valuation date selected by us, we set all annuity unit values in each investment option of the Separate Account at $1.00. The annuity unit value on any subsequent valuation date is equal to the annuity unit value of the investment option on the immediately preceding valuation date multiplied by the net investment factor for that investment option for the valuation period divided by 1.00 plus the rate of interest for the number of days in the valuation period based on the assumed investment rate.

Claim Date: The valuation date following receipt of a certified copy of the death certificate at our Customer Service Office.

Contract Date: The date that the initial purchase payment is invested under a contract.

Contract Owner (owner, you, your): Usually, the person or entity to whom we issue the contract.

Contract Value: Prior to the Maturity Date, the sum of all Accumulation Units held in the investment options of the Separate Account and the value held in the GIA. For Tax-sheltered Annuity plans (as described in Internal Revenue Code (IRC) 403(b)) with loans, the contract value is the sum of all Accumulation Units held in the investment options of the Account and the value held in the GIA plus the value held in the Loan Security Account, less any Loan Debt.

Customer Service Office: The address that a policy owner should contact regarding all customer service matters, including premium payments, withdrawals, surrenders, transfers, exchanges, and fund/premium allocation requests. For payments, the address is P.O. Box 758606, Topeka, Kansas 66675-8606. For non-payment service matters, the address is P.O. Box 758573, Topeka, Kansas 66675-8573. For overnight payment delivery, the address is 5801 SW 6th Street, Mail Zone 606, Topeka, Kansas 66675-8606. The telephone number is 1-800-541-0171. The hours of operation are 8:30 am – 6:00 pm EST and the fax number is 1-785-368-1386.

Death Benefit Options: The selected death benefit option determines the method of death benefit calculation upon death of the owner or if there are more than one owner, on the earliest death of any of the owners.

Fixed Payment Annuity: An annuity payment option providing payments with a fixed dollar amount after the first payment is made.

GIA: An investment option under which payment amounts are guaranteed to earn a fixed rate of interest.

Inherited/Stretch Annuity: A post-death distribution option that provides an extended payout option for the beneficiary of a deceased Owner’s Contract.

Maturity Date: The date elected by the owner as to when annuity payments will begin. Unless we agree otherwise, the maturity date will not be any earlier than the fifth contract anniversary and no later than the younger annuitant’s 95th birthday or ten years from the contract date. The election is subject to certain conditions described in “The Annuity Period.” If more than one annuitant, the primary annuitant’s age will be used to determine that maturity date.

Minimum Initial Payment: The amount that you were required to pay when you purchased a contract. We require minimum initial payments of:

•	Non-qualified plans—$5,000

•	IRA/Qualified plans—$2,000

The contract is no longer offered for new sales.

Net Asset Value: Net asset value of a fund’s shares is computed by dividing the value of the net assets of the fund by the total number of fund outstanding shares.

PHL Variable (our, us, we, company): PHL Variable Insurance Company.

Required Minimum Distribution (RMD): The annual distribution that must be taken from an IRA/qualified plan during the life of the Owner and/ or after the Owner’s death. The Required Minimum Distribution will be computed based on Internal Revenue Code requirements (including Internal Revenue Service guidance) and incorporates the actuarial value of all benefits under the contract. There is no RMD requirement during the Owner’s lifetime from a Roth IRA.

Separate Account: PHL Variable Accumulation Account

Spouse: Any two persons legally married. Spouse does not include domestic partner, civil union partner or any other arrangement that is not recognized by a state as a legal marriage.

Valuation Date: A Valuation Date is every day the New York Stock Exchange (“NYSE”) is open for trading and we are open for business.

Variable Payment Annuity: An annuity payment option providing payments that vary in amounts, according to the investment experience of the selected investment options.

Important Information You Should Consider About the Contract

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals

If you withdraw money from your contract, you may be assessed a surrender charge of up to 7%. A surrender charge applies until the purchase payment being withdrawn is seven complete years old or older.

For example, if you withdraw a $100,000 purchase payment during the first year that the purchase payment was made, you could be assessed a charge of up to $7000 on the purchase payment being withdrawn.

Fee Table; Deductions and Charges – Surrender Charges
Transaction Charges	In addition to surrender charges, we reserve the right to impose a transfer charge of up to $20 per transfer after the first 12 transfers in each contract year. Currently, we are not imposing a transfer charge.			Fee Table; Deductions and Charges – Transfer Charge
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Fee Table

	Annual Fee	Minimum	Maximum
	1. Base contract	1.22%(1)	1.37%(1)
	2. Investment options (underlying fund fees and expenses)	0.27%(2)	5.13%(2)
	3. Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.40%(3)	2.70%(3)

(1)   Charged on an annualized basis as a percentage of average account value in the Separate Account, plus the effect of the $35 Annual Administrative Charge.

(2)   As a percentage of underlying fund assets. Underlying fund fees are as of 12/31/23. Underlying fund fees can vary from year to year.

(3)   The minimum charge refers to the lowest current charge for the optional Phoenix Income Protector GMIB benefit, which is assessed as a percentage of the greater of the guaranteed annuitization value and Contract Value. The maximum charge refers to the optional Phoenix Flexible Withdrawal Protector with Extended Care Enhancement, which is assessed as a percentage of the greater of Contract Value or the rider Benefit Base on the date the fee is deducted.

FEES AND EXPENSES			LOCATION IN PROSPECTUS

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost:	Highest Annual Cost:
	$1,398	$6,193
	Assumes:	Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Least expensive combination of contract classes and underlying fund fees and expenses

•   No optional benefits

•   No sales charges

•   No additional purchase payments, transfers, or withdrawals

•   Investment of $100,000

•   5% annual appreciation

•   Most expensive combination of contract classes, optional benefits and underlying fund fees and expenses

•   No sales charges

•   No additional purchase payments, transfers, or withdrawals

RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this contract.		Principal Risks of Investing in the Contract
Not a Short-Term Investment

•   This contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

•   A purchase payment being withdrawn is subject to a surrender charge until seven complete years have passed since the purchase payment was made.

•   Surrender charges will reduce the value of your contract if you withdraw money during the surrender charge period.

•   The benefits of tax deferral are generally more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Contract; Deductions and Charges ; Federal Income Taxes

RISKS		LOCATION IN PROSPECTUS
Risks Associated with Investment Options

•   An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the contract (e.g., underlying funds).

•   Each investment option (as well as the GIA) will have its own unique risks, and you should review these investment options before making an investment decision.

Principal Risks of Investing in the Contract; Appendix A: Investment Options Available Under The Contract; GIA
Insurance Company Risks

An investment in the contract is subject to the risks related to PHL Variable, including that any obligations (including under the GIA), guarantees, or benefits are subject to the claims-paying ability of PHL Variable. More information about PHL Variable, including its financial strength ratings, is available at 1-800-541-0171.

PHL Variable has received from its independent auditor a report on the PHL Variable statutory financial statements that includes an “emphasis of matter” paragraph because there is substantial doubt about PHL Variable’s ability to continue as a going concern. In light of PHL Variable’s financial difficulty, there is significant risk that PHL Variable will be unable to fulfill its financial guarantees under the contract. You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability.

Principal Risks of Investing in the Contract-Insurance Company Insolvency Risk; GIA; Contract Guarantees; Financial Statements
RESTRICTIONS		LOCATION IN PROSPECTUS
Investments	• PHL Variable reserves the right to remove or substitute variable investment options available under the contract. • We reserve the right to limit transfers if frequent or large transfers occur.	PHL Variable and the Separate Account; Market Timing and Other Disruptive Trading
Optional Benefits

•  Ability to elect one of the optional benefits may be restricted by minimum and maximum issue age requirements, ownership and beneficiary limitations, and is subject to state availability and regulation

•  The GMWB benefit is available only if you allocate purchase payments to an approved asset allocation or strategic program and remain fully invested in the program for duration of the benefit. This

Optional Benefits

RESTRICTIONS	LOCATION IN PROSPECTUS

will limit or restrict the investment options that you may select under the contract. We reserve the right to restrict availability of investment options and programs.

•  Under GMWB, if you take withdrawals from the contract prior to the Benefit Eligibility Date, the Benefit Base will be reduced by the withdrawal in the same proportion as the Contract Value is reduced by the withdrawal. Thus, the Benefit Base can be reduced by an amount greater than the dollar amount withdrawn.

•  Withdrawals, including loans, can significantly reduce the value of the GMWB, and can even result in termination of the benefit.

• Withdrawals made after the GMIB rider date, including loans, can reduce the benefit value by more than the amount withdrawn and could terminate the benefit. • Election of GMIB rider is irrevocable.
Tax Implications

•  You should consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.

•  If you purchase the contract through a qualified retirement plan or individual retirement account (IRA), you do not receive any additional tax benefit.

•  Earnings on your contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1⁄2.

Federal Income Taxes
CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation

We no longer make new sales of the contract.

To compensate those who have sold a contract in the past, we generally pay compensation as a percentage of purchase payments invested in the contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic, asset-based compensation in all or some years based on all or a portion of the Contract Value. To the extent permitted by FINRA rules, overrides and promotional incentives or cash and non-cash payments also may be provided to the broker-dealer through which a contract has been sold, based on sales

Sales of Variable Accumulation Contracts

CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS

volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the contract, including the recruitment and training of personnel, production of promotional literature and similar services.

The existence of these compensation arrangements can create a conflict of interest that potentially could influence a registered representative to recommend this contract over another investment.

Exchanges

As a general matter, some investment professionals could have a financial incentive to offer you this contract in place of another contract you currently own.

Similarly, some investment professionals may have a financial incentive to offer you a new contract in place of this one.

You should only exchange a contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract. Currently, we do not offer this contract for new sales, and thus would not offer this contract in connection with such a replacement transaction.

Sales of Variable Accumulation Contracts

Overview of the Contract

Important Adverse Developments Related to PHL Variable’s Financial Condition

In recent years, the financial condition of PHL Variable Insurance Company (“PHL Variable”) has continued to deteriorate. PHL Variable has become statutorily insolvent, and PHL Variable’s independent auditors have issued a report on the PHL Variable statutory financial statements that includes an “emphasis of matter” paragraph because there is substantial doubt about PHL Variable’s ability to continue as a going concern. PHL Variable’s financial guarantees – including with respect to annuity payments, death benefits, optional benefit riders, loans, and amounts in the Guaranteed Interest Account or other fixed account options, as applicable – are subject to PHL Variable’s financial strength and claims-paying ability. In light of PHL Variable’s financial difficulty, there is significant risk that PHL Variable will be unable to fulfill its financial guarantees under your contract.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability.

The Connecticut Insurance Commissioner of the Connecticut Insurance Department, PHL Variable’s primary state insurance regulator, may seek to take control of PHL Variable by obtaining a court order placing it into receivership. As of the date of this prospectus, it remains uncertain whether and when that will occur. In the event that PHL Variable is placed into receivership, then pursuant to Connecticut law, the Connecticut Insurance Commissioner would have broad authority in the management of PHL Variable’s business and affairs. In receivership, the Connecticut Insurance Commissioner could pursue either a rehabilitation or liquidation of PHL Variable. The Commissioner could also have power to unilaterally change the terms of outstanding contracts, subject to the review by the court. As part of these proceedings, if they were to occur, it is possible that your contract could be adversely affected or potentially even terminated. For example, pursuant to a court order, guarantees (e.g., annuity payments, death benefits, living benefits) could be reduced or terminated, contract features could be changed, contract fees and charges could be increased, distributions could be reduced, and/or new restrictions or reductions could be introduced.

As of March 2023, PHL Variable has been operating under the Administrative Supervision of the Connecticut Insurance Department. Management is evaluating plans to mitigate the current financial condition of PHL Variable. For so long as PHL Variable remains subject to the supervision and regulatory oversight of the Connecticut Insurance Department, PHL Variable generally will need approval from the Commissioner for business and governance activities other than those performed in the ordinary course of business. In addition, management is actively pursuing strategic transactions that could positively impact the capital and liquidity of PHL Variable. No assurance can be given that management will be successful in executing on any of these financial alternatives.

PHL Variable Accumulation Account (the “Separate Account”), which is the segregated asset account supporting the variable investment options under the contract, remains insulated from PHL Variable’s general account. However, it is important to understand that the Separate Account does not support PHL Variable’s financial guarantees. The Separate Account only supports the value of your investments in the variable investment options. If PHL Variable were to be dissolved in a receivership, in addition to your contract and financial guarantees potentially being terminated, the assets of the Separate Account may be liquidated and disbursed to Contract Owners, which could have negative tax consequences.

For additional information, see “Principal Risks of Investing in the Contract – Insurance Company Insolvency Risk” in this prospectus. Financial statements for PHL Variable and the Separate Account are included in the Statement of Additional Information, dated May 1, 2024, which is incorporated by reference into this prospectus. The Statement of Additional Information is available upon request.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability. If you retain your contract, there is a risk that the guarantees under your contract may be reduced or go entirely unfulfilled. If you surrender your contract, the contract and all guarantees under your contract will be terminated, and you could incur surrender charges, taxes, and tax penalties. Making additional purchase payments into the contract may increase your risk of loss related to PHL Variable’s financial insolvency.

The following is intended as a summary. Please read each section of this prospectus for additional detail.

General overview of the contract. This annuity contract is between you, as the Contract Owner, and PHL Variable. The contract is intended for those seeking income and for those seeking long-term tax-deferred accumulation of assets to provide income for retirement or other purposes. Those considering the contract for other purposes should consult with their tax advisors. Participants in qualified plans and IRAs should note that this contract does not provide any additional tax deferral benefits beyond those provided by the qualified plan or IRA and should not consider the contract for its tax treatment, but for its investment and annuity benefits.

Because the contract is designed for investors who intend to accumulate funds for retirement or other long-term financial planning purposes, the contract is best suited for those with a long term investment horizon. Although you have the ability to make partial withdrawals and/or fully surrender the contract at any time during the accumulation phase, the contract should not be viewed as a highly liquid investment. In that regard, withdrawals taken in the near term can result in you being assessed a surrender charge, which can be a significant amount. In addition, withdrawals can significantly reduce the value of the GMIB and GMWB, and can even result in termination of those benefits. Failure to hold the contract for the long-term would mean that you lose the opportunity for the performance of your chosen investment options to grow on a tax-deferred basis. Thus, the contract’s features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the contract, has a long investment horizon, and has purchased the contract for retirement purposes or other long-term financial planning purposes. The contract is not intended for those who intend to engage in frequent trading among the variable investment options within the Separate Account.

The contract has two phases – the accumulation period and the annuity period. During the accumulation period, you can apply purchase payments to your contract, and we provide a death benefit. You bear the investment risk, whether a gain or loss, for any Contract Value allocated to the Separate Account. Once you begin receiving annuity payments on the Maturity Date, your contract enters the annuity period. During the annuity period, we make annuity payments based on the Annuity Payment Option you elect. When you annuitize, you receive a stream of annuity payments and you will be unable to make withdrawals. Moreover, when you annuitize, the contract’s death benefit terminates.

The contract offers a combination of variable and fixed investment options. Investments in the variable options provide results that vary, and depend upon the performance of the underlying funds. The owner assumes the risk of gain or loss according to the performance of the underlying funds. Investments in the GIA provide guaranteed interest earnings subject to certain conditions. There is no guarantee that the Contract Value will equal or exceed payments made under the contract.

Additional information about each underlying fund is provided in Appendix A to this prospectus.

Purchase Payments and Transfers. You may make purchase payments any time until the Maturity Date, for non-qualified contracts. You can vary the amount and frequency of your purchase payments for non-qualified contracts. For IRA/qualified plan contracts, there are federal limitations regarding the amount of purchase payments. Other than the Minimum Initial Payment, there are no required purchase payments.

You may also elect an asset allocation or strategic program through which to allocate your Contract Value. Participation in a program is optional. Although we may offer other programs in the future, whether those programs will be made available to both current and prospective Contract Owners will be determined at the sole discretion of PHL Variable.

Prior to the Maturity Date, you may elect to transfer all or any part of the Contract Value among one or more investment options or the GIA, subject to the limitations established for the GIA and the restrictions related to disruptive trading and market timing. After the Maturity Date under variable annuity payment options, you may elect to transfer all or any part of the Contract Value among one or more investment options. Transfers between the investment options are subject to disruptive trading and market timing restrictions.

Withdrawals. You may partially or fully surrender the contract any time for its Contract Value, less any applicable surrender charge, and premium tax. Each year you may withdraw part of your Contract Value free of any surrender charges. During the first contract year, you may withdraw the greater of 10% of the Contract Value as of the date of the first partial surrender or the amount of the “Required Minimum Distribution” (“RMD”), as defined in the Internal Revenue Code without a surrender charge. Withdrawals may be subject to income tax on any gains plus a 10% penalty tax if the Contract Owner is under age 59 1⁄2.

The Guaranteed Minimum Income Benefit (GMIB) is an optional benefit designed to provide a level of annuity payments that is guaranteed even if your Contract Value declines. However, there is not an absolute guarantee of receipt of these payments since, for example, you could die prior to beginning your receipt of these guaranteed annuity payments. Note that withdrawals you take, including loans, can reduce the guaranteed annuitization value and terminate the benefit. The benefit also can terminate automatically (e.g., on the 30th day after the last contract anniversary that occurs after the older Annuitant’s 90th birthday). The guarantee under GMIB may never come into effect if the guaranteed annuitization value that would be used to determine your annuity payments is less than your Contract Value. We impose an additional fee if you have elected GMIB.

For contracts issued on or after August 18, 2008, we offer (a) a nursing home waiver, under which you may surrender all or a portion of the Contract Value, adjusted by any applicable market value adjustment prior to the Maturity Date and we will waive the surrender charge and (b) a terminal illness waiver, under which prior to the Maturity Date, you may surrender all or a portion of the Contract Value, adjusted by any applicable market value adjustment, without a surrender charge in the event of the owner’s terminal illness.

Death Benefit Options. The owner elects any of the available death benefit options at the time of the initial purchase payment. If no option is elected, Death Benefit Option 1 will apply. As detailed below in this prospectus, there are two death benefit options (a) Return of Premium and (b) Annual Step-Up.

Loans

Loans are available only to plan participants in plans qualified under Section 403(b) of the Code. The loan is made by PHL Variable, and participant Contract Value withdrawn to be held as loan collateral is maintained in a segment of our general account. Taking a loan can result in adverse tax consequences, and also can reduce the guaranteed value under GMIB and GMWB or result in termination of the benefit. In addition, any amount you take as a loan will not participate in the investment performance of the Separate Account and will be charged interest.

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the contract. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender or make withdrawals from the contract, or transfer Contract Value between investment options. State premium taxes, ranging from 0.00% to 3.50%, depending upon the state, may also be deducted.

TRANSACTION EXPENSES

Maximum Deferred Surrender Charge (as a percentage of purchase payments withdrawn):	7%	[1]
Transfer Charge[2]
Maximum	$20
Current	None

[1]

A declining surrender charge is assessed on withdrawals in excess of the free withdrawal amount, based on the date that the purchase payment being withdrawn was deposited. The surrender charge is 7% with respect to a purchase payment withdrawn before the payment is “aged” one complete year and decreases by 1% each subsequent year as the purchase payment ages. No surrender charge is deducted with respect to a purchase payment that is seven complete years old, or older (See “Deductions and Charges – Surrender Charges.”).

[2]	We reserve the right to impose a transfer charge of up to $20 per transfer after the first 12 transfers in each contract year. See “Deductions and Charges – Transfer Charges.”

The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including underlying fund fees and expenses).

If you choose to purchase an optional benefit, you will pay additional charges, as shown in the table immediately below.

ANNUAL CONTRACT EXPENSES

Administrative Expenses
Maximum	$35
Current[1]	$35
Base Contract Expenses (as a percentage of average Account Value) [2]	1.20%

Optional Benefit Fees

Death Benefit Option 2 – Annual Step-up	1.35%
Guaranteed Minimum Accumulation Benefit (GMAB)(Phoenix Principal Protector) [3,9] (as a percentage of the greater of the Guaranteed Amount [5] or Contract Value)	1.00%
Guaranteed Minimum Income Benefit (GMIB) [4] (Phoenix Income Protector) (as a percentage of the greater of the Guaranteed Annuitization Value [7] or Contract Value)	1.00%

	Single Life Option	Spousal Life Option
PHOENIX FLEXIBLE WITHDRAWAL PROTECTORSM GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) [6,9] (Effective beginning March 9, 2009)
Maximum fee without Extended Care Enhancement	2.50%	2.50%
Maximum additional fee to add Extended Care Enhancement	0.50%	0.50%

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) FEE [8,9]

Prior to availability of Phoenix Flexible Withdrawal Protector in your applicable state

(as a percentage of the greater of the Benefit Base [1][0] and Contract Value)

Single Life Option (maximum)	1.50%
Spousal Life Option (maximum)	1.50%

Participant Loan Fee [11]	$15
Loan interest rate differential: equal to excess of interest rate charged on loan over interest credited to amount in loan collateral account. That loan interest rate differential is generally equal to 2%.

[1]

This charge, which we call the “annual administrative charge”, is deducted annually on the contract anniversary on a pro rata basis from each of the selected investment options. See “Deductions and Charges.”

[2]

The Base Contract expense corresponds to death benefit option 1 (return of premium) and consists of a mortality and expense risk fee of 1.08% and a daily administrative fee of .13%). For death benefit option 2 (annual step-up), the Separate Account Charge is 1.35% (consisting of a mortality and expense risk fee of 1.23% and a daily administrative fee of .13%).

[3]

The Phoenix Principal Protector is no longer available for new elections. The fee applicable when this benefit was last available is as indicated above, and was deducted annually on the contract anniversary.

[4]

The Phoenix Income Protector GMIB fee is deducted annually on the contract anniversary only if the benefit is selected. The current fee percentage is locked in at the time you elect the benefit. See “Optional Benefits” and “Important Information on Current Fees for Optional Benefit Riders.” The current fees for GMIB are as follows: (a) for riders elected from January 2002 through September 2003, the current GMIB charge is 0.40% (b) for riders elected after September 2003 through May 2008, the current GMIB charge is 0.60% (c) for riders elected after May 2008 to the present, the current GMIB charge is 0.75%. The GMIB is not available, beginning March 9, 2009.

[5]

The Guaranteed Amount is an amount we calculate solely to determine the value of the benefit provided by the rider and, unlike the Contract Value, is not available for withdrawals or surrenders. This amount is affected by various factors including withdrawals and premium payments. See the description of this rider in “Optional Benefits” for information about how the Guaranteed Amount is calculated and used.

[6]

See the section entitled “Important Information on Current Fees for Optional Benefit Riders” for information on current fees. We may change the current fees. If you accept an automatic step-up of the Benefit Base as provided by the rider, you will then pay the current fee in effect at the time of this step-up; however the current fee will never exceed the maximum charge shown above. See “Optional Benefits”, “Phoenix Flexible Withdrawal Protector”, and “Automatic Step-Up” for a description of the automatic step-up feature, the impact of a step-up on your rider fee, and how you may decline a step-up.

[7]

The Guaranteed Annuitization Value is an amount we calculate solely to determine the value of the benefit provided by the rider, and unlike the Contract Value, is not available for withdrawals or surrenders. This amount is affected by various factors including withdrawals and premium payments. See the description of this rider in “Optional Benefits” for information about how the Guaranteed Annuitization Value is calculated and used.

[8]

The Guaranteed Minimum Withdrawal Benefit (GMWB) fee is deducted annually on the contract anniversary only if the benefit is elected. The fee will vary depending on which option you elect. The then current fee applied at the time you elected the benefit. The fee percentage may increase after election if you do not decline an automatic step-up, but will not exceed the maximum charge shown above. See “Optional Benefits” and “Important Information on Current Fees for Optional Benefit Riders.”

[9]

If you choose this rider, you must allocate all purchase payments and contract value to a single approved asset allocation program. The rider fee is deducted on each contract anniversary when the rider is in effect for your contract and is generally deducted on a pro rata basis from each investment option in which the contract has value and, if allocation to the GIA is then permitted, the GIA. Upon contract surrender or rider termination, we will deduct a portion of the annual rider fee for the portion of the contract year elapsed from the surrender proceeds or the contract value, respectively.

[10]

The Benefit Base for the Guaranteed Minimum Withdrawal Benefit and the Phoenix Flexible Withdrawal Protector is an amount we calculate solely to determine the value of the benefit(s) provided by the applicable rider and, unlike Contract Value, is not available for withdrawals or surrenders. The Benefit Base is affected by various factors including withdrawals and purchase payments. On the rider date, which is the date the contract and rider are issued, the Benefit Base equals the Contract Value. See the description of this rider in “Optional Benefits” for information about how the Benefit Base is calculated and used.

[11]

Loans under the contract are available only to contracts sold to 403(b) plans. There is a $15 maximum administrative fee in connection with each loan, but currently we do not impose that charge. In addition to that possible fee, there is an interest rate differential. That is, interest charged on the loan will exceed interest you earn on your Contract Value held as loan collateral. The difference is a net cost to you.

The next item shows the minimum and maximum total operating expenses charged by the underlying funds that you may pay periodically during the time that you own the contract. A complete list of underlying funds available under the contract, including their annual expenses, may be found at the back of this document in Appendix A.

ANNUAL UNDERLYING FUND EXPENSES

	Minimum	Maximum
Annual Underlying Fund Expenses[1]	0.27%	5.13%
(Expenses that are deducted from underlying fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

1	Underlying Fund expenses are as of 12/31/23, and can vary from year to year. The fees set forth here do not reflect the effect of any expense reimbursement arrangements or fee waiver arrangements.

EXPENSE EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, annual contract expenses, and annual underlying fund expenses.

The example assumes that you invest $100,000 in the contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual underlying fund expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your contract at the end of the applicable time period your maximum costs would be:

1 Year	2 Years	5 Years	10 Years
$14,718	$30,075	$44,344	$76,890

(2)  If you annuitize or do not surrender your contract at the end of the applicable time period, your maximum costs would be:

1 Year	3 Years	5 Years	10 Years
$9,405	$26,945	$42,919	$76,890

Principal Risks of Investing in the Contract

There are risks associated with investing in the Contract. You can lose money in a variable annuity, including potential loss of your original investment. The value of your investment and any returns will depend on the performance of the underlying funds you select. Each fund may have its own unique risks.

Variable annuities are not a short-term investment vehicle. The surrender charge may apply for a number of years, so that the contract should only be purchased for the long-term. Under some circumstances, you may receive less than the sum of your purchase payments. In addition, full or partial withdrawals will be subject to income tax to the extent that they consist of earnings, and may be subject to a 10% income tax penalty if taken before age 59 1/2. Accordingly, you should carefully consider your income and liquidity needs before purchasing a contract.

Insurance Company Insolvency Risk. In recent years, the financial condition of PHL Variable has continued to deteriorate due to mortality trends and, economic conditions. As of December 31, 2023, PHL Variable’s total adjusted capital was at the mandatory control level, based on the risk-based capital calculation required of insurance entities by the Connecticut Insurance Department, exposing PHL Variable to the risk of regulatory action, which may include placing PHL Variable into receivership. Management has evaluated PHL Variable’s condition and concluded that there is substantial doubt about PHL Variable’s ability to continue as a going concern.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability.

PHL Variable’s financial guarantees – including with respect to annuity payments, death benefits, optional benefit riders, loans, and amounts held in the Guaranteed Interest Account or other fixed account options, as applicable – are subject to PHL Variable’s financial strength and claims-paying ability. In light of PHL Variable’s financial difficulty, there is significant risk that PHL Variable will be unable to fulfill its financial guarantees under the contract as they become due.

In March 2023, PHL Variable consented to administrative supervision by the Connecticut Insurance Commissioner (the “Commissioner”) of the Connecticut Insurance Department (the “Consent Order of Administrative Supervision”). PHL Variable’s financial strength and claims-paying ability was the primary reason and concern for it being placed under administrative supervision, pursuant to which, the Commissioner provides increased supervision and regulatory oversight. Under Connecticut law, administrative supervision represents a lesser invasive regulatory action than other regulatory actions available to the Commissioner when dealing with financially-stressed insurance entities. In general, for so long as PHL Variable remains subject to such supervision and regulatory oversight, PHL Variable will need approval from the Commissioner for business and governance activities other than those performed in the ordinary course of business. Since entering into the Consent Order of Administrative Supervision, PHL Variable and the Connecticut Insurance Department have been in regular communication regarding PHL Variable’s financial condition. While under administrative supervision, PHL Variable continues to be responsible for its contractual obligations to contract owners and, as of the date of this prospectus, remains current with all contractual guarantees and benefit payments.

However, since March 2023, PHL Variable has continued to face significant financial challenges and uncertainties. PHL Variable is financially stressed largely due to higher-than-expected mortality trends in its older-age universal life insurance business and significant volatility in claims. In addition, macro-economic conditions, including interest rate fluctuations, hardened reinsurance markets, and tightening credit spreads, among other challenging factors, have negatively impacted PHL Variable’s overall financial condition. PHL Variable has incurred a net loss of $173 million for the year ended December 31, 2023, with capital and surplus declining to $(135) million as of December 31, 2023. As of December 31, 2023, PHL Variable’s risk-based capital (RBC) ratio dropped to a mandatory control level under state law. PHL Variable continues to explore options to improve its financial condition, though its options remain limited. PHL Variable already ceased underwriting activities in 2019. Management is actively pursuing strategic transactions that could positively impact the capital and liquidity of PHL Variable. However, no assurance can be given that management will be successful in executing upon on any of these financial alternatives.

Furthermore, with respect to PHL Variable’s financial statements, PHL Variable cannot take full reserve credits. Most notably, PHL Variable has a reinsurance agreement with Concord Re, Inc. (“Concord”), a wholly-owned subsidiary of PHL Variable, pursuant to which PHL Variable transferred the economic risk under its life insurance and annuity products to Concord. During 2023, the value of the underlying collateral supporting the reinsurance agreement declined significantly, such that Concord’s capital and surplus was negative as of December 31, 2023. In addition, the PHL Variable subsidiary that provides Concord with capital support pursuant to an intercompany agreement (Palisado Re Inc.) also had negative capital and surplus as of December 31, 2023. As a result, PHL Variable cannot take a full reserve credit related to the Concord reinsurance agreement, resulting in a reserve credit impairment charge of $176 million for the year ended December 31, 2023.

Based on PHL Variable’s current financial condition, PHL Variable is statutorily insolvent. Management estimates that PHL Variable has sufficient assets and liquidity to satisfy its contractual obligations through approximately 2038. However, the present value of expected policyholder and other obligations in excess of assets supporting those obligations beyond 2038 is projected to be less than 10% of total liabilities as of December 31, 2023. Readers should be cautioned that these estimates involve actuarial assumptions and the exercise of significant judgment that could prove incorrect. As a result, PHL Variable’s assets may become insufficient to meet its contractual obligations sooner, even significantly sooner, than 2038. Furthermore, regardless of PHL Variable’s remaining assets and liquidity, PHL Variable may be placed into receivership by the Commissioner, as discussed below.

Risk of Receivership. The Commissioner may decide to take control of PHL Variable by seeking a court order that places PHL Variable into receivership. The receivership order would likely direct the Commissioner to take possession and control of all or part of the property, books, accounts, documents, and other records of the insurer, and the directors and officers of the insurer would be automatically dismissed. Subject to the review powers of the court, a rehabilitation plan would be devised to correct the difficulties that led to the insurer being placed in receivership and potentially return it to the marketplace. The Commissioner, subject to the review powers of the court, would need to determine whether a rehabilitation of the insurer is likely to be successful, or if its problems are so severe that the appropriate course of action is to liquidate the insurer.

As of the date of this prospectus, it remains uncertain whether and when PHL Variable will be placed into receivership by the Commissioner, though it is possible that it could occur in the next 12 months. Given the financial condition of PHL Variable, exposing it to potential regulatory action, management has concluded that there is substantial doubt about PHL Variable’s ability to continue as a going concern.

In the event that PHL Variable is placed into receivership, then pursuant to Connecticut law, the Commissioner would have broad authority in the management of PHL Variable’s business and affairs. Upon court approval, the Commissioner could pursue either a plan of rehabilitation or a liquidation in accordance with state law. As part of these proceedings, if they were to occur, it is possible that your contract could be adversely affected or potentially even terminated. For example, pursuant to a court order, guarantees (e.g., annuity payments, death benefits, living benefits) could be reduced or terminated, contract features could be changed, contract fees and charges could be increased, distributions could be reduced, and/or new restrictions or reductions could be introduced. There is no way to predict the outcome of a receivership with certainty.

The Separate Account (i.e., the segregated asset account supporting the variable investment options under the contract) remains insulated from PHL Variable’s general account. See “PHL Variable and the Separate Account.” However, it is important to understand that the Separate Account does not support the contract’s financial guarantees. The Separate Account only supports the value of your investments in the variable investment options. If PHL Variable were to be dissolved in a receivership, in addition to your contract and financial guarantees potentially being terminated, the assets of the Separate Account may be liquidated and disbursed to Contract Owners, which could have negative tax consequences for you.

Financial statements for PHL Variable and the Separate Account are included in the Statement of Additional Information, dated May 1, 2024, which is incorporated by reference into this prospectus. The Statement of Additional Information is available upon request.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability. If you retain your contract, there is a risk that the guarantees under your contract may be reduced or go entirely unfulfilled. If you surrender your contract, the contract and all guarantees under your contract will be terminated, and you could incur surrender charges, taxes, and tax penalties. Making additional purchase payments into the contract may increase your risk of loss related to PHL Variable’s financial insolvency.

Investment Risk. You bear the risk of any decline in the Contract Value caused by the performance of the underlying funds. Those funds could decline in value very significantly, and there is a risk of loss of your entire amount invested. The risk of loss varies with each fund. The investment risks are described in the prospectuses for the funds. Even a variable investment option investing in a money market fund may have negative returns, particularly due to the fees and charges deducted at the variable investment option level. We do not promise that the funds will meet their investment objectives.

If on any Valuation Date the total Contract Value equals zero, or the amount of premium tax you owe in connection with a contract surrender or partial withdrawal you made is greater than or equal to the Contract Value, the contract will immediately terminate without value.

Investment Restrictions – Opportunity Risks. The optional GMWB rider requires you to allocate your purchase payments to an approved asset allocation or strategic program and remain fully invested in the program for the duration of the benefit. These restrictions are intended to protect us financially, in that they reduce the likelihood that we will have to pay guaranteed benefits under the rider from our own assets. These restrictions could result in an opportunity cost – in the form of funds that you did not invest in that ultimately might generate superior investment performance. Thus, you should consider these restrictions when considering GMWB.

Risks Associated With Requirements For GMIB and GMWB. Each of GMIB and GMWB includes requirements that must be adhered to in order to preserve the guarantees offered under the benefit. If you fail to adhere to these requirements, that may diminish the value of the benefit and even cause termination of the benefit. For example: (a) GMWB terminates on the date that any portion of the Contract Value is not invested according to an asset allocation model established and maintained by us for the benefit and (b) GMIB terminates the 30th day after the last contract anniversary that occurs after the older Annuitant’s 90th birthday. Thus, you could face a scenario in which you had paid the optional benefit fees for years without reaping the full benefit of the rider yet have the benefit terminate due to reasons such as that identified above.

With GMIB, you also should be aware of the possibility that you might die before taking the guaranteed annuity payments, in which case you would have paid the fees for the GMIB without ever realizing the benefits of that feature. In addition, the guarantee under GMIB may never come into effect if the guaranteed annuitization value that would be used to determine your annuity payments is less than your Contract Value.

With a GMWB optional benefit, an excess withdrawal (including a withdrawal made to fund a loan) will reduce the Benefit Base proportionately, and could result in termination of the benefit.

Risks Related to Guaranteed Interest Account (GIA). The GIA is one investment option under the contract to which you may allocate purchase payments and Contract Value. You earn a fixed rate of interest under the GIA. In the current interest rate environment, that fixed interest rate may be low, and might be substantially less than what you might earn from other investment options under the contract. Payment of amounts under the GIA is contingent on our having the financial solvency to make such payments.

Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the contract, and prior to age 59 1⁄2 a tax penalty may apply. In addition, even if the contract is held for years before any withdrawal is made, withdrawals are taxable as ordinary income rather than capital gains.

Cyber Security and Business Continuity Risks. Our variable product business is dependent upon the effective operation of our computer systems and those of our business partners and service providers, and so our business may be vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cybersecurity incidents. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on systems and websites, unauthorized release of confidential customer information and other operational disruptions that could severely impede our ability to conduct our business and administer the Policy (e.g., calculate unit values or process transactions).

Financial services companies and their third-party service providers are increasingly the targets of cyber-attacks involving the encryption and/or threat to disclose personal or confidential information (e.g., ransomware) or disruptions of communications (e.g., denial of service) to extort money or for other malicious purposes. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources. The use of remote or flexible work arrangements, remote access tools and mobile technology have expanded potential targets for cyber-attack.

System failures and cybersecurity incidents affecting us, the funds, intermediaries and service providers may adversely affect us, our ability to administer the Policy and your interest in the Policy. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict. Although we undertake preventative and detective measures to protect our systems from cyber-attacks, there can be no guarantee that we or our service providers will be able to avoid all cybersecurity incidents affecting Policy Owners in the future. It is possible that a cybersecurity incident could persist for an extended period of time without detection.

We may also be exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, geo-political disputes, military actions, malicious acts and terrorist acts, any of which could adversely affect our ability to conduct business and administer the Policy. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our third-party service providers to perform their job responsibilities.

PHL Variable and the Separate Account

We are PHL Variable Insurance Company, a Connecticut stock life insurance company incorporated on July 15, 1981. Our executive and our administrative offices are located at One American Row, Hartford, Connecticut, 06102-5056. PHL Variable Insurance Company is a life insurance company that provides life insurance and annuity products.

You should send any transaction request (e.g., purchase payments), requests for general customer service forms, and all other correspondence to us at our Customer Service Office (see the Glossary for the address) or such other address that we have communicated in writing. Transaction requests received in good order (i.e., in form and substance acceptable to us) at that address on a given Valuation Date are priced based on the unit value as of the end of that Valuation Date. Transaction requests received in good order on a day other than a Valuation Date are priced based on the unit values in effect as of the end of the next Valuation Date. To meet our requirements for processing transactions, we may require that you use our forms.

On December 7, 1994, we established the Separate Account, a separate account created under the insurance laws of Connecticut. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and it meets the definition of a “separate account” under the 1940 Act. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Separate Account or of PHL Variable.

The Separate Account has several investment options with varying degrees of investment risk. You may make contributions to the Separate Account but you assume all of the investment risk for the contract value that you contribute and allocate to the Separate Account. Under Connecticut law these Separate Account assets are segregated from our General Account and all income, gains or losses, whether or not realized, of the Separate Account must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses from any other business or activity of the insurer. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that an insurer conducts and as such are insulated from the creditors of the insurer. However, the assets in the Separate Account are attributable to more than one variable annuity product or to more than one variable life insurance product that we sell. Therefore, although these assets are insulated from our creditors, they all may be used to support Separate Account obligations. To the extent that the assets in the Separate Account become deficient for any reason, we will transfer assets from our General Account to the extent they are available. We reserve the right to add, remove, modify, or substitute any investment option in the Separate Account.

Obligations under the contracts are obligations of PHL Variable Insurance Company. You may make contributions to the GIA which is supported by the assets in PHL Variable’s General Account and such contributions are not invested in the Separate Account. The GIA is part of the general account of PHL Variable (the “General Account”). The General Account supports all insurance and annuity obligations of PHL Variable and is made up of all of its general assets other than those allocated to any separate account such as the Separate Account. For more complete information, see the “GIA” section below.

Contract Guarantees

Any guarantee under the contract, such as interest credited to the GIA, or any guarantees provided by a rider are paid from our General Account. Therefore, any amounts that we may pay under the contract as part of a guarantee are subject to our long-term ability to make such payments. The assets of the Separate Account are available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the contracts supported by it. Under Connecticut law, insurance companies are required to hold a specified amount of reserves in order to meet the contractual obligations of their General Account to contract owners. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that an insurer could incur as the result of its own investment of its General Account assets, which could include bonds, mortgages, general real estate investments, and stocks.

Important Adverse Developments Related to PHL Variable’s Financial Condition

In recent years, the financial condition of PHL Variable Insurance Company (“PHL Variable”) has continued to deteriorate. PHL Variable has become statutorily insolvent, and PHL Variable’s independent auditors have issued a report on the PHL Variable statutory financial statements that includes an “emphasis of matter” paragraph because there is substantial doubt about PHL Variable’s ability to continue as a going concern. PHL Variable’s financial guarantees – including with respect to annuity payments, death benefits, optional benefit riders, loans, and amounts in the Guaranteed Interest Account or other fixed account options, as applicable – are subject to PHL Variable’s financial strength and claims-paying ability. In light of PHL Variable’s financial difficulty, there is significant risk that PHL Variable will be unable to fulfill its financial guarantees under your contract.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability.

The Connecticut Insurance Commissioner of the Connecticut Insurance Department, PHL Variable’s primary state insurance regulator, may seek to take control of PHL Variable by obtaining a court order placing it into receivership. As of the date of this prospectus, it remains uncertain whether and when that will occur. In the event that PHL Variable is placed into receivership, then pursuant to Connecticut law, the Connecticut Insurance Commissioner would have broad authority in the management of PHL Variable’s business and affairs. In receivership, the Connecticut Insurance Commissioner could pursue either a rehabilitation or liquidation of PHL Variable. The Commissioner could also have power to unilaterally change the terms of outstanding contracts, subject to the review by the court. As part of these proceedings, if they were to occur, it is possible that your contract could be adversely affected or potentially even terminated. For example, pursuant to a court order, guarantees (e.g., annuity payments, death benefits, living benefits) could be reduced or terminated, contract features could be changed, contract fees and charges could be increased, distributions could be reduced, and/or new restrictions or reductions could be introduced.

As of March 2023, PHL Variable has been operating under the Administrative Supervision of the Connecticut Insurance Department. Management is evaluating plans to mitigate the current financial condition of PHL Variable. For so long as PHL Variable remains subject to the supervision and regulatory oversight of the Connecticut Insurance Department, PHL Variable generally will need approval from the Commissioner for business and governance activities other than those performed in the ordinary course of business. In addition, management is actively pursuing strategic transactions that could positively impact the capital and liquidity of PHL Variable. No assurance can be given that management will be successful in executing on any of these financial alternatives.

PHL Variable Accumulation Account (the “Separate Account”), which is the segregated asset account supporting the variable investment options under the contract, remains insulated from PHL Variable’s general account. However, it is important to understand that the Separate Account does not support PHL Variable’s financial guarantees. The Separate Account only supports the value of your investments in the variable investment options. If PHL Variable were to be dissolved in a receivership, in addition to your contract and financial guarantees potentially being terminated, the assets of the Separate Account may be liquidated and disbursed to Contract Owners, which could have negative tax consequences.

For additional information, see “Principal Risks of Investing in the Contract – Insurance Company Insolvency Risk” in this prospectus. Financial statements for PHL Variable and the Separate Account are included in the Statement of Additional Information, dated May 1, 2024, which is incorporated by reference into this prospectus. The Statement of Additional Information is available upon request.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability. If you retain your contract, there is a risk that the guarantees under your contract may be reduced or go entirely unfulfilled. If you surrender your contract, the contract and all guarantees under your contract will be terminated, and you could incur surrender charges, taxes, and tax penalties. Making additional purchase payments into the contract may increase your risk of loss related to PHL Variable’s financial insolvency.

The Variable Investment Options

You choose the variable investment options to which you allocate your purchase payments. These variable investment options are investment options of the Separate Account. The investment options invest in the underlying funds. You are not investing directly in the underlying funds. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the underlying fund is likely to be different from that of the retail mutual fund, and you should not compare the two.

The underlying funds offered through this product were selected by the Company based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, recommendations of fund families or distributors, and/or the capability and qualification of each sponsoring investment firm. Another factor the Company considered was whether the underlying fund or an affiliate of the underlying fund would compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the underlying fund’s investment advisor, or its distributor. The types of compensation paid to the Company by an underlying fund and/or its affiliate are discussed further in the section immediately below entitled “Administrative, Marketing and Support Service Fees”.

The Company periodically reviews the selection of underlying funds offered through this product based on various criteria, including (but not limited to) the criteria described above. Upon review, the Company may add new underlying funds or, subject to applicable law, remove underlying funds. The Company may also restrict allocation of additional premium payments or transfers to an underlying fund if the Company determines the underlying fund no longer meets one or more criteria and/or if the underlying fund has not attracted significant contract owner assets. The Company’s decision whether to add, remove, or restrict an underlying fund may be influenced by whether, and the extent to which, the underlying fund makes payments to the Company.

In addition, if any of the underlying funds become unavailable for allocating premium payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the Contract, we may substitute another variable investment option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new variable investment options available. Each investment option of the Separate Account is subject to market fluctuations and the risks that come with the ownership of any security; and there can be no assurance that any Series will achieve its stated investment objective.

Information regarding each underlying fund, including (i) its name (ii) its type (e.g., money market fund, bond fund, balanced fund etc.) or a brief statement concerning its investment objectives (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in the Appendix to this prospectus. Each underlying fund has issued a prospectus that contains more detailed information about the fund. You can obtain this information at no cost by calling 1-800-541-0171 or by going to our website at https://dfinview.com/Nassau-PHL/TAHD/NAS000016. You can also send an email request to customer_contact_center@nfg.com.

Administrative, Marketing and Support Service Fees

The Company and/or the principal underwriter for the Contracts have entered into agreements with the investment adviser, subadviser, distributor, and/or affiliated companies of the underlying funds. These agreements compensate the Company and/or the principal underwriter for the Contracts for providing certain administrative, marketing, or other support services to the underlying funds.

Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and the principal underwriter for the Contracts incur in promoting, issuing, distributing and administering the Contracts. As stated previously, such payments are a factor in choosing which funds to offer in the Company’s variable products. These payments may be significant and the Company and its affiliates may profit from them.

The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the contract or other contracts offered by the Company. The amount of the fee that an underlying fund and its affiliates pay the Company and/or the Company’s affiliates is negotiated and varies with each underlying fund. Aggregate fees relating to the different underlying funds may be as much as

0.40% of the average net assets of an underlying fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the distribution and/or service fees (Rule 12b-1 fees) that are paid by an underlying fund out of its assets as part of its total annual operating expenses and is not paid directly from the assets of your variable insurance product.

These payments reflect in part the administrative service expense savings derived by the funds by having a sole shareholder rather than multiple shareholders in connection with the Separate Account’s investments in the funds.

These administrative services may include, but are not limited to, providing information about the funds from time to time, answering questions concerning the funds, including questions respecting Variable Contract owners’ interests in one or more of the funds, distributing, printing, and mailing of: the underlying funds’ prospectus and any applicable supplement; annual and semi-annual reports; proxy materials (including tabulating and transmitting proxies executed by or on behalf of the contract owner); electronic and teleservicing support in connection with the funds; maintenance of investor records reflecting shares purchased, redeemed, transferred and share balances, and conveyance of that information to the fund.

For additional information concerning the available investment options, please see Appendix A.

GIA

Note: Currently, if you have the, GMWB or Phoenix Flexible Withdrawal Protector in effect for your contract, you cannot transfer Contract Value or allocate purchase payments to the GIA. All of your purchase payments and contract value must be allocated to an Asset Allocation Program approved by us. We may remove this restriction at any time in the future, e.g. while you participate in an Enhanced Dollar Cost Averaging Program.

In addition to the Separate Account, you may allocate purchase payments or transfer values to the GIA. Amounts you allocate or transfer to the GIA become part of our General Account assets. You do not share in the investment experience of those assets. Rather, we guarantee a minimum rate of return on the allocated amount, as provided under the terms of your product. Although we are not obligated to credit interest at a higher rate than the minimum, we may credit interest at a higher rate than the minimum for new and existing purchase payments.

We reserve the right to limit total purchase payments to the GIA, including transfers, to no more than $250,000 during any one-week period per contract.

Prior to the Maturity Date you may make transfers into or out of the GIA subject to the GIA restrictions described in this section. In general, you may make only one transfer per contract year out of the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the Contract Value in the GIA as of the date of the transfer. Also, the Contract Value allocated to the GIA may be transferred out to one or more of the investment options over a consecutive 4-year period according to the following schedule:

• Year One:	25% of the total value

• Year Two:	33% of remaining value

• Year Three:	50% of remaining value

• Year Four:	100% of remaining value

Transfers from the GIA may also be subject to other rules as described throughout this prospectus. The GIA is available only during the accumulation phase of your contract. Because of exemptive and exclusionary provisions, we have not registered interests in our General Account under the Securities Act of 1933. Also, we have not registered our General Account as an investment company under the 1940 Act, as amended. Therefore, neither the General Account nor any of its interests are subject to these Acts. These disclosures are subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

GIA Restrictions

Payments and transfers to the GIA are subject to a maximum GIA percentage (the “Maximum GIA Percentage”). The Maximum GIA Percentage is the maximum amount of a purchase payment or total Contract Value that can be allocated to the GIA. The maximum amount is expressed as a percentage, and that percentage will never be less than 5%.

In general, for contracts issued on or after March 31, 2003, purchase payments and transfers to the GIA are subject to the Maximum GIA Percentage. Certain exceptions and state variations may apply. Review your contract or contact our Customer Service Office for more information.

In addition, we may not permit transfers into the GIA during the first year, nor allow any transfers during subsequent years that would result in GIA investments exceeding the Maximum GIA Percentage of Contract Value.

GIA may not be available in all states. Note, additional restrictions related to transfers to and from the GIA may be noted throughout this prospectus.

Deductions and Charges

Annual Administrative Charge

We deduct an annual administrative charge from the Contract Value. This charge is used to reimburse us for some of the administrative expenses we incur in establishing and maintaining the contracts.

The maximum and current annual administrative charge under a contract is $35. This charge is deducted annually on the contract anniversary date. It is deducted on a pro rata basis from the investment options and GIA in which you have an interest. If you fully surrender your contract, the full administrative fee if applicable, will be deducted at the time of surrender. We may, at our sole discretion, waive the administrative charge if your Contract Value is $50,000 or more on the day the administrative charge is due. This charge may be decreased but will never increase. If you elect Annuity Payment Options I, J, K, M or N, the annual administrative charge after the maturity date will be deducted from each annuity payment in equal amounts.

Daily Administrative Fee

We make a daily deduction from the Contract Value to cover the costs of administration. This current fee is based on an annual rate of 0.125% and is taken against the net assets of the investment options. It compensates the company for administrative expenses that exceed revenues from the annual administrative charge described above. (This fee is not deducted from the GIA.)

Important Information on Current Fees For Optional Benefit Riders

Phoenix Income Protector Fee

This rider is no longer offered for sale. Your current fee percentage or “fee” was locked in at the time you purchased the rider. The current fee applied to your rider is the fee displayed on the rider specification pages of your rider. While we do not have the right to change your fee once you have purchased the rider, we reserved the right to increase or decrease the fee for new purchasers, provided that we did not exceed the maximum fee percentage shown in the “Optional Benefit Fee Table.”

GMWB 2007 Fee

This rider is no longer offered for sale. Your current fee percentage or “fee” was set at the time you purchased the rider and is displayed on the rider specification pages of your rider. It cannot change unless your Benefit Base “steps-up” as provided by your rider. We will notify you of a new fee in writing 30 days prior to the effective date of the fee increase (your rider anniversary date.) If your rider is eligible to “step-up” it will do so automatically. This fee will not change again unless an automatic steps-up occurs again. Any new fee we may offer will never exceed the maximum guaranteed fee percentages as described in the “Optional Benefit Fee Table” of this prospectus. You may decline an automatic step-up to avoid future rate increases by notifying us at least seven days prior to your rider anniversary.

Phoenix Flexible Withdrawal Protector Fee

You should assume that the guaranteed maximum fee percentage disclosed in this prospectus for the above referenced Optional Benefit will be charged unless we notify you that we will be charging a lower fee percentage or “fee”. If we choose to offer a fee that is lower than the maximum guaranteed fee percentages described in the “Optional Benefit Fee Table,” we will notify you in two ways: Before your application is submitted, we will provide you with the applicable fee in writing as described below. Once the Contract is issued, we will notify you in writing prior to your eligibility of a “step-up” as provided by your rider because “step-ups” can increase your fee.

If we choose to offer a fee that is lower than the maximum guaranteed fee percentage described in the “Optional Benefit Fee Table,” we will provide that fee on a form satisfactory to us. If you accept that fee by signing the form, and the rest of your application is in good order, we will issue your rider and the fee reflected on that form will apply to your rider (“Initial Fee Schedule”). The fee for your rider will be reflected on the rider specification pages of your rider.

The fee in your Initial Fee Schedule can only increase if your Benefit Base “steps-up” automatically. We will notify you in writing of a new fee schedule 30 days prior to the effective date of the fee increase (your rider anniversary date). If a “step-up” occurs, the new fee schedule depicted in the letter will describe the new current fee that will apply. This fee will not change again unless an automatic step-up occurs again. Any new fee schedule that we may offer will never exceed the maximum guaranteed fee percentages as described in the “Optional Benefit Fee Table” of this prospectus. You may decline an automatic step-up under Phoenix Flexible Withdrawal Protector to avoid future rate increases by notifying us at least seven days prior to your rider anniversary.

Guaranteed Minimum Income Benefit Rider (Phoenix Income Protector) Fees

If the Guaranteed Minimum Income Benefit rider is part of your contract, we will deduct a fee. The fee is equal to the Rider Fee Percentage shown on your rider specifications page multiplied by the greater of the guaranteed annuitization value or the Contract Value on the date the rider fee is deducted. The fee is deducted on each contract anniversary that this rider is in effect. If this rider terminates on the contract anniversary, the entire annual fee will be deducted. If this rider terminates on any other day, a prorated portion of the annual fee will be deducted. The rider fee will be deducted from the total Contract Value with each investment option and GIA bearing a pro rata share of such fee based on the proportionate Contract Value of each investment option and GIA. We will waive the rider fee if the Contract Value on any contract anniversary is greater than twice the guaranteed annuitization value. Should any of the investment options become depleted, we will proportionally increase the deduction from the remaining investment options unless we agree otherwise.

The current fee percentage is locked in at the time you elect this benefit. We reserve the right to charge up to the maximum fee percentage shown in the table of “Optional Benefit Fees”, multiplied by the greater of the guaranteed amount or Contract Value on the day that the fee is deducted. (See the section “Important Information on Current Fees for Optional Benefit Riders” for more complete information.)

If you elected the Phoenix Income Protector, you will be unable to elect any other Optional Benefit.

Guaranteed Minimum Withdrawal Benefit Fees

If a guaranteed minimum withdrawal benefit rider is part of your contract, we will deduct a fee. The fee will depend on which rider was available for election at the time you purchased your contract and which option of the rider, single life option or spousal life option, you elected. If you elect any available guaranteed minimum withdrawal benefit, you will be unable to elect the Guaranteed Minimum Income Benefit.

•	Guaranteed Minimum Withdrawal Benefit (GMWB) Fee (Rider available from May 1, 2007 until November 17, 2008)

The fee is deducted on each contract anniversary that this rider is in effect. If this rider terminates on a contract anniversary for any reason other than death or commencement of annuity payments, the entire fee will be deducted. If this rider terminates on any other day, for any reason other than death or commencement of annuity payments, a prorated portion of the fee will be deducted. The rider fee will be deducted from the total Contract Value with each investment option bearing a pro rata share of such fee based on the proportionate Contract Value of each investment option. We will waive the fee if the benefit terminates due to death or commencement of annuity payments. Should any of the investment options become depleted, we will proportionally increase the deduction from the remaining investment options unless we agree otherwise.

The fee is equal to a stated percentage multiplied by the greater of the Benefit Base and Contract Value on the date that the fee is deducted. The maximum fee percentages for the Single Life Option and for the Spousal Life Option are shown in the table of “Optional Benefit Fees.”

You should know that we may increase your fee on the date of any automatic step-up to the Benefit Base for this rider. If you do not decline an automatic step-up, you will pay the current rider fee then in effect beginning on the date of any automatic step-up of the Benefit Base. In any case, the fee will not exceed the maximum percentage. See “Optional Benefits” for additional information on the potential impact of the step-up feature on the rider fee and your ability to decline the step-up.

We may increase the rider fee percentage, but it will not exceed the maximum rider fee percentage shown in the table of “Optional Benefit Fees.” (See “Important Information on Current Fees for Optional Benefit Riders” for more complete information.)

•	Phoenix Flexible Withdrawal Protector Fee (Rider available for contracts applied for on and after November 17, 2008)

If you have elected Phoenix Flexible Withdrawal Protector for your contract, we will deduct the rider fee on each rider anniversary while the rider is in effect. Currently, the rider anniversary is the same as the contract anniversary. The fee for this rider is a percentage of the greater of Contract Value or the rider Benefit Base on the date the fee is deducted. We calculate and deduct the rider fee amount after any applicable roll-up and before any automatic step-up of the rider Benefit Base.

Sample Calculation of the Fee for Phoenix Flexible Withdrawal Protector without the optional Extended Care Enhancement

Assume that you have reached the end of first rider year, and that your rider fee percentage is 2.50%, your initial Benefit Base was $100,000, you made an additional purchase payment of $10,000 during the first rider year and your Contract Value is $110,500. Also, assume that you made no withdrawals during the rider year and that you have not elected to opt-out of automatic step-ups.

The Benefit Base at the end of the first rider year is equal to the Benefit Base on the rider date ($100,000) plus the amount of the additional purchase payment ($10,000) or $110,000.

Assume that your roll-up percentage is 6.5%. The roll-up amount is equal to 6.5% multiplied by the Benefit Base on the rider date ($100,000) plus the sum of all subsequent purchase payments made during the first rider year or [6.5% x ($100,000 + $10,000)] = $7,150.

The Benefit Base after roll-up is the current Benefit Base ($110,000) compared to the following amount: the current Benefit Base ($110,000) plus the roll-up amount for the first rider year ($7,150). The Benefit Base after roll-up is therefore $117,150 ($110,000 + $7,150).

Your rider fee is $2,929 (2.50% of the greater of $110,500 and the $117,150). This rider fee is assessed against your Contract Value and your Contract Value becomes $107,571 ($110,500 – $2,929). When we calculate the step-up, we begin that calculation using the current Contract Value, which in this example is $107,571.

The maximum fee percentage for Phoenix Flexible Withdrawal Protector and the maximum additional fee percentage to add the optional Extended Care Enhancement are shown in the table of “Optional Benefit Fees.” The applicable current fee percentage for Phoenix Flexible Withdrawal Protector varies depending on whether the single life or spousal life option is selected. In addition, it may vary if you have stepped-up your Benefit Base. See the section entitled “Important Information on Current Fees for Optional Benefit Riders” for more complete information. While we do not currently do so, we may in the future charge different fees depending on the asset allocation program you select. An additional current fee amount is charged if you add the Extended Care Enhancement. This fee does not vary based on single or spousal life option and is assessed along with and in the same manner as the fee for the Phoenix Flexible Withdrawal Protector without the Extended Care Enhancement. See the table of “Optional Benefit Fees” for details.

You should know that we may increase your fee on the date of any automatic step-up to the Benefit Base for this rider. If you do not decline an automatic step-up, you will pay the current rider fee then in effect beginning on the date of any automatic step-up of the Benefit Base. In any case, the fee will not exceed the maximum percentage. See “Optional Benefits” for additional information on the potential impact of the step-up feature on the rider fee and your ability to decline the step-up.

Unless we agree otherwise, the rider fee will be deducted from total Contract Value with each investment option in which the contract has value and, if allocation to the GIA is then permitted, the GIA bearing a pro rata share of such fee based on the proportionate value in each of those accounts.

If you surrender the contract on a date other than a contract anniversary, we will deduct a proportional rider fee, calculated as described below, from the amount paid on surrender. If this rider terminates on a contract anniversary for any reason other than death or commencement of annuity payments, the entire rider fee will be deducted. If this rider terminates on any other day, for any reason other than death or commencement of annuity payments, a prorated portion of the fee will be deducted. The prorated rider fee is calculated by multiplying the fee percentage then in effect for the rider by the greater of the Benefit Base or the Contract Value on the date the rider terminates, and then multiplying this amount by the result of the number of days elapsed in the rider year divided by the total number of days of that year.

Mortality and Expense Risk Fee

We make a daily deduction from each investment option for the mortality and expense risk fee. The charge is assessed against the daily net assets of the investment options and varies based on the death benefit option you selected. The maximum charge, which is the charge currently in effect, under each death benefit option is equal to the following percentages on an annual basis:

Death Benefit Option 1 – Return of Premium	Death Benefit Option 2 – Annual Step-up
1.075%	1.225%

Although you bear the investment risk of the variable investment options in which you invest, once you begin receiving annuity payments that carry life contingencies the annuity payments are guaranteed by us to continue for as long as the annuitant lives. We assume the risk that annuitants as a class may live longer than expected (requiring a greater number of annuity payments) and that our actual expenses may be higher than the expense charges provided for in the contract.

In assuming the mortality risk, we promise to make these lifetime annuity payments to the owner or other payee for as long as the annuitant lives.

No mortality and expense risk fee is deducted from the GIA. If the charges prove insufficient to cover actual administrative costs, then the loss will be borne by us; conversely, if the amount deducted proves more than sufficient, the excess will be a profit to us.

We have concluded that there is a reasonable likelihood that the distribution financing arrangement being used in connection with the contract will benefit the Separate Account and the contract owners.

Surrender Charges

A surrender charge may apply to withdrawals or a full surrender of the contract prior to the Maturity Date or after the Maturity Date under Variable Annuity Payment Options K or L. The amount of a surrender charge depends on the period of time your purchase payments are held under the contract. The surrender charge is designed to recover the expense of distributing contracts that are terminated before distribution expenses have been recouped from revenue generated by these contracts. They are contingent charges because they are paid only if you surrender your contract within the surrender period. The surrender charge schedule is shown in the chart below. Surrender charges are waived on the free withdrawal amount and on death benefits. Surrender charges will also be waived when you begin taking annuity payments, provided your contract has been in effect for five years. No surrender charge will be taken after the annuity period has begun except with respect to unscheduled withdrawals under Annuity Payment Options K or L. For more information, see “Annuity Payment Options.” Any surrender charge imposed is deducted from amounts withdrawn. The surrender charge is calculated on a first-in, first-out basis. In other words, we calculate your surrender charge by assuming your withdrawal is applied to purchase payments in the order your purchase payments were received.

The surrender charge is deducted from purchase payments withdrawn in excess of the free withdrawal amount available at the time of the withdrawal up to the total of all purchase payments paid less any prior withdrawals for which a surrender charge was paid. In the first contract year, you may withdraw the greater of 10% of the Contract Value at the time of the first withdrawal or the RMD without surrender charges. In subsequent years, the free withdrawal amount is the greater of 10% of the Contract Value as of the end of the previous contract year or the RMD. Any unused percentage of the free withdrawal amount from prior years may be carried forward to the current contract year, up to a maximum of 30% of your Contract Value as of the last contract anniversary.

The surrender charges, expressed as a percentage of the purchase payments withdrawn in excess of the 10% allowable amount, are as follows:

Percent	7%	6%	5%	4%	3%	2%	1%	0%
Age of Payment in Complete Years	0	1	2	3	4	5	6	7+

Amounts deducted to pay the surrender charges on partial withdrawals are subject to a surrender charge. You may request that the surrender charge be deducted from the amount you have requested as a withdrawal, in which case the amount you actually receive will be reduced to reflect the surrender charge amount. Alternatively, you may request that the net amount you receive be a specified dollar amount, in which case we “gross up” the withdrawal amount so you receive the amount you requested and surrender charges are taken instead from your Contract Value. When we withdraw an amount from your Contract Value to cover that surrender charge, we will deduct the charge from the affected investment options and GIA on a pro rata basis, and will not assess another surrender charge against that withdrawal. Any distribution costs not paid for by surrender charges will be paid by PHL Variable from the assets of the General Account.

Nursing Home Waiver

For contracts issued on or after August 18, 2008, you may surrender all or a portion of the contract value, adjusted by any applicable market value adjustment prior to the maturity date and we will waive the surrender charge, provided that:

•	more than one year has elapsed since the contract date; and

•	the withdrawal is requested within two years of the owner’s admission into a licensed nursing home facility; and

•	the owner has been confined to the licensed nursing home facility (as defined below) for at least the preceding 120 days.

A licensed nursing home facility is defined as a state licensed hospital or state licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis. The owner must provide us with satisfactory evidence of confinement by written notice. There is no fee for this waiver. This waiver is subject to state approval.

Terminal Illness Waiver

For contracts issued on or after August 18, 2008, prior to the Maturity Date, you may surrender all or a portion of the Contract Value, adjusted by any applicable market value adjustment, without a surrender charge in the event of the owner’s terminal illness. Terminal Illness is defined as an illness or condition that is expected to result in the owner’s death within six months. The owner must provide us with a satisfactory written notice of terminal illness by a licensed physician, who is not the owner or a member of the owner’s family. We reserve the right to obtain a second medical opinion from a physician of our choosing at our expense. There is no fee for this waiver. This waiver is subject to state approval.

Tax

Tax is considered to be any tax charged by a state or municipality on premium payments, whether or not characterized as purchase payment premium tax (or premium tax). It is also other state or local taxes imposed or any other governmental fees which may be required based on the laws of the state or municipality of delivery, the owner’s state or municipality of residence on the contract date. Taxes on premium payments currently range from 0% to 3.5% (the amount of state premium payment tax, if any, will vary from state to state), depending on the state. We will pay any premium payment tax, any other state or local taxes imposed or other governmental fee due and will only reimburse ourselves upon the remittance to the applicable state.

We reserve the right, when calculating unit values, to deduct a credit or fee with respect to any taxes we have paid for or reserved during the valuation period that we determine to be attributable to the operation of a fund. No federal income taxes are applicable under present law and we are not presently making any such deduction.

Transfer Charge

Currently, there is no charge for transfers; however, we reserve the right to charge a transfer fee of up to $20 per transfer after the first 12 transfers in each contract year to defray administrative costs.

Reduced Charges, Credits and Bonus Guaranteed Interest Rates for Eligible Groups

We may reduce or eliminate the mortality and expense risk fee or the surrender charge or the surrender charge period, or credit excess interest, when sales or exchanges of the contracts are made to certain eligible groups that result in savings of sales or administrative expenses, lower taxes, or lower risks to us. We will consider the following characteristics:

(1)	the size and type of the group of individuals to whom the contract is offered;

(2)	the amount of anticipated purchase payments;

(3)

whether there is a preexisting relationship with the Company such as being a contract holder under a co-insurance or other financial arrangement; an employee of the Company or its affiliates and their spouses; or to employees or agents who retire from the Company or its affiliates or 1851 Securities, Inc. (“1851”), or its affiliates or to registered representatives of the principal underwriter and registered representatives of broker-dealers with whom 1851 has selling agreements; and

(4)	internal transfers from other contracts issued by the Company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the Company or an affiliate.

Any reduction or elimination of the mortality and expense risk fee or credit of excess interest will not unfairly discriminate against any person. We will make any reduction or credit according to our rules in effect at the time the contract was issued. We reserve the right to change these rules from time to time.

Loans to 403(b) plan participants

We also provide, as an administrative service to 403(b) plan participants, the ability to take a loan that is secured by the participant’s Contract Value. We can impose an administrative fee of up to $15 for processing any such loan, but currently we do not impose this charge. In addition to these administrative fees, there is an interest rate differential. That is, interest charged on the loan will exceed interest you earn on your Contract Value held as loan collateral. The difference is a net cost to you. That loan interest rate differential is generally equal to 2%.

Other Charges

Charges are deducted from, and expenses paid out of, the assets of the underlying funds, as described in the prospectuses for the funds.

The Accumulation Period

The accumulation period is that time before annuity payments begin that your payments into the contract remain invested.

Accumulation Units

An accumulation unit is used to calculate the value of a contract. Each investment option has a corresponding accumulation unit value. The number of Accumulation Units of an investment option purchased with a specific payment will be determined by dividing the payment by the value of an Accumulation Unit in that investment option next determined after receipt of the payment. The value of the Accumulation Units of an investment option will vary depending upon the investment performance of the applicable series of the funds, the expenses charged against the fund and the charges and deductions made against the investment option.

Accumulation Unit Value

The value of one accumulation unit was set at $1.000 on the date assets were first allocated to an investment option. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period ending on such valuation date. After the first valuation period, the accumulation unit value reflects the cumulative investment experience of that investment option.

Net Investment Factor

The net investment factor for any valuation period is equal to 1.000 plus the applicable net investment rate for such valuation period. A net investment factor may be more or less than 1.000 depending on whether the assets gained or lost value that day. To determine the net investment rate for any valuation period for the funds allocated to each investment option, the following steps are taken: (a) the aggregate accrued investment income and capital gains and losses, whether realized or unrealized, of the investment option for such valuation period is computed, (b) the amount in (a) is then adjusted by the sum of the charges and credits for any applicable income taxes and the deductions at the beginning of the valuation period for mortality and expense risk charges and daily administration fee, and (c) the results of (a) as adjusted by (b) are divided by the aggregate unit values in the investment option at the beginning of the valuation period.

Purchase of Contracts

Generally, we require minimum initial purchase payments of:

•	Nonqualified plans—$25,000

•	IRAs/Qualified plans—$2,000

The contract is no longer offered to new investors. Thus, the discussion in this section concerning the procedures for the initial acquisition of the contract reflects the procedures that applied when new sales of the contract were made.

The initial payment is due and payable before the contract becomes effective. Generally, we require minimum subsequent purchase payments of $100. An automated payment or bank draft service may be available under certain, very limited circumstances. Contact our Customer Service Office for information regarding this service.

The minimum age of the proposed owner to purchase a Contract is the age of majority in the state where the Contract is being purchased, or a guardian must act on your behalf. Generally, a contract may not be purchased for a proposed owner who is 86 years of age or older. Total purchase payments in excess of $1,000,000 cannot be made without our permission. While the owner is living and the contract is in force, purchase payments may be made any time before the Maturity Date of a contract.

Your initial payments will be applied within two business days of our receipt if the application for a contract is complete. If an incomplete application is completed within five business days of receipt by our Customer Service Office, your payment will be applied within two business days of the completion of the application. If our Customer Service Office does not accept the application within five business days or if an order form is not completed within five business days of receipt by our Customer Service Office, then your payment will be immediately returned. You may request us to hold your purchase payment after the five day period while the application is completed and within two business days after completion we will apply your purchase payment. Please note that prior to the completion of your application or order form, we will hold the purchase payment in a suspense account, which is a noninterest bearing account. Additional payments allocated to the GIA are deposited on the date of receipt of payment at our Customer Service Office. Additional payments allocated to investment options are used to purchase Accumulation Units of the investment option(s), at the value of such Units next determined after the receipt of the payment at our Customer Service Office.

Your ability to elect one of the Optional Benefits may be restricted by certain minimum and maximum issue age requirements, ownership and beneficiary limitations, and is subject to state availability and regulation. More details are included in the form of a rider to your Contract if any of these benefits are chosen. For more information on specific Optional Benefit requirements, see “Optional Benefits.”

Purchase payments received under the contract will be allocated in any combination to any investment option or GIA or program described in this prospectus in the proportion you elect or as otherwise changed by you from time to time. Changes in the allocation of purchase payments will be effective as of receipt by our Customer Service Office of notice of election in a form satisfactory to us (either in writing or by telephone) and will apply to any purchase payments accompanying such notice or made subsequent to the receipt of the notice, unless otherwise requested by you. In particular, such current allocation instructions are what we will follow when determining how to allocate a purchase payment we receive that lacks separate allocation instructions or that is not in good order with respect to its allocation instructions.

For certain eligible groups, we may reduce the minimum initial or subsequent purchase payment amount we accept for a contract. Factors in determining qualifications for any such reduction include:

(1)	the make-up and size of the prospective group;

(2)	the method and frequency of purchase payments; and

(3)	the amount of compensation to be paid to registered representatives on each purchase payment.

Any reduction will not unfairly discriminate against any person. We will make any such reduction according to our own rules in effect at the time the purchase payment is received. We reserve the right to change these rules from time to time.

As indicated in the section above entitled GIA, payments to the GIA may be subject to the Maximum GIA Percentage. If you elect the Guaranteed Minimum Withdrawal Benefit, you may not allocate purchase payments or transfer values to the GIA.

Benefits Available Under the Contract

The following benefits and other features are available during the accumulation period, except that GMAB is no longer available for new elections:

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	At time of initial purchase payment, you elect one of two death benefit options: (a) return of premium option, under which the death benefit amount equals greater of Contract Value and sum of purchase payments (less withdrawals) and (b) annual step-up option, under which death benefit amount is greatest of sum of purchase payments (less withdrawals), Contract Value, and annual step-up amount.	Optional (return of premium death benefit is standard)	• For return of premium death benefit, Separate Account charge is 1.20% • For annual step-up death benefit, Separate Account charge is 1.35%

•   If no death benefit option is elected, you receive return of premium death benefit option by default

•   If death benefit proceeds are not paid in single lump sum or no payment election is made, proceeds of more than $5000 are applied to the Concierge Account (a retained asset account)

•   Under the annual step-up option, the step-up element of the benefit ceases when the owner attains age 80

Asset Allocation and Strategic Programs	Programs involving allocation of Contract Value to underlying funds designed to maximize returns and limit effects of market volatility for given level of risk tolerance	Standard	• None	• May participate in only one program at a time • Programs may be discontinued or modified in the future
Asset Rebalancing Program	Automatically rebalances selected investment options to maintain original percentage allocations	Standard	• None	• Cannot use while Dollar Cost Averaging Program in effect • Does not permit transfers to or from GIA • Not available with GMIB or any other optional benefit

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Interest Investment Program	Automatically transfers interest earned on purchase payments allocated to GIA to investment options within Separate Account	Standard	• None	• Must have at least $10,000 in GIA at all times to keep program in effect • Transfers under program not subject to general restrictions applicable to GIA transfers

•   Not available to those investing via bank draft program or while Dollar Cost Averaging Program or Asset Rebalancing Program in effect. (The bank draft program allows the customer to make annuity purchase payments through a direct transfer of funds from a bank account)

Dollar Cost Averaging Program	Automatically transfers Contract Value to underlying fund investment options or GIA on monthly, quarterly, semiannual, or annual basis	Standard	• None

•   Subject to minimum initial and subsequent transfer amounts

•   Transfers under program not subject to general restrictions applicable to GIA transfers

•   Not available to those investing via bank draft program (the bank draft program allows the customer to make annuity purchase payments through a direct transfer of funds from a bank account)

•   If you elect an optional benefit after your contract is issued, you may not participate in any Dollar Cost Averaging or Asset Rebalancing program while optional benefit is in effect

•   Not available with GMIB or any other optional benefit or with Asset Rebalancing

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Systematic Withdrawal Program	Automatically withdraws Contract Value proportionally from Separate Account investment options, or GIA	Standard	• None	• Not available on or after Maturity Date • Surrender charges, income taxes, penalty taxes, and premium taxes may apply
• Systematic withdrawals will reduce the Contract Value and the death benefit, and may reduce or terminate the GMIB or GMWB
GMIB	Guarantees minimum monthly fixed annuity payments	Optional	• 1.0%, multiplied by greater of guaranteed annuitization value or Contract Value on date fee is deducted

•   Benefit under rider not available until later of 7 years after rider is added or contract anniversary following older annuitant’s 60th birthday.

•   Election of benefit rider is irrevocable

•   Withdrawals, including loans, can reduce the guaranteed annuitization value by an amount that is more than the dollar amount of the withdrawal. Withdrawals can reduce or terminate the benefit.

•   If you die before beginning receipt of the GMIB annuity payments, you would have paid the fee for GMIB without realizing any corresponding benefit

•   The guarantee under GMIB may never come into effect if the guaranteed annuitization value that would be used to determine your annuity payments is less than your Contract Value.

GMWB	Guarantees a minimum amount of withdrawals you may take from contract each year after Benefit Eligibility Date, provided no withdrawals have been taken from contract prior to that Date (the youngest	Optional	• 2.50%, as a percentage of greater of benefit base and Contract Value • Additional fee to add Extended Care	• Rider does not provide access to benefit prior to date youngest Covered Person reaches age 60 (for single life option) and younger spouse’s age 65 (for spousal life option).

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
	Covered Person’s 60th birthday for single life option and 65th birthday for spousal life option).		Enhancement is 0.50%, as a percentage of greater of benefit base and Contract Value

•   If withdrawal causes cumulative withdrawals in any rider year after Benefit Eligibility Date to exceed Annual Benefit Amount, amount withdrawn in excess of Annual Benefit Amount and any subsequent withdrawals in that rider year are all considered excess withdrawals. Each excess withdrawal will reduce Benefit Base in same proportion as Contract Value is reduced by excess withdrawal.

•   Roll-up feature only available if no withdrawals have been taken from contract. Currently, roll-up period continues until 10th rider anniversary following later of rider date or last rider anniversary

•   Excess withdrawals, including withdrawals made to fund a loan, result in a proportionate reduction in the GMWB Benefit Base and could cause termination of the benefit.

•   Purchase payments must be allocated to an approved asset allocation or strategic program and remain fully invested in the program for duration of the benefit. We reserve the right to restrict availability of investment options and programs.

Loan Feature for participants in Section 403(b) plans	Allows 403(b) plan participants to take a loan against their Contract Value	Optional	• Administrative fee of $15 maximum can be imposed in connection with each participant loan • Cost also includes the loan interest	• Loans may reduce the Contract Value and the death benefit, may reduce the values under GMIB and GMWB or terminate that benefit, and may have tax consequences.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
			rate differential, generally equal to 2%	• The portion of the Contract Value held as loan collateral does not participate in the investment performance of the variable investment options
Waiver of Surrender Charge	Surrender charges waived in certain scenarios (e.g., on free withdrawal amount)	Standard	• No additional charge for sales charge waiver provisions	• Absent such waivers, you may pay a surrender charge upon a withdrawal

Definition of “Spouse” under Optional Benefits

Certain Optional Benefits under the contract offer the election of a spousal life option. See “Spousal Definition” for further discussion of spousal qualifications.

Guaranteed Minimum Accumulation Benefit (“GMAB”) (Phoenix Principal Protector)

GMAB is no longer available. The disclosure here is included for reference purposes, and reflects details of the benefit at the time that it was last offered.

Phoenix Principal Protector provides a guaranteed minimum return if funds remain invested according to a designated asset allocation model for a ten year term. This benefit must be elected prior to issue and may be terminated at any time by request.

A fee for this benefit is deducted on each contract anniversary during the term of the benefit. See “Deductions and Charges.” The benefit is available if each owner and Annuitant are less than 81 years old on the rider date.

Phoenix Principal Protector is available only if you allocate your purchase payments to an approved asset allocation or strategic program, and if you remain fully invested through an asset allocation or strategic program for the term of the benefit.

The Phoenix Principal Protector is also available to you if you have purchased this contract in order to receive your mandatory after-death distributions using an Inherited/Stretch Annuity. An Inherited/Stretch Annuity is available to an individual or trust beneficiary of an Individual Retirement Account (IRA), (including a Roth IRA), or Qualified Plan or to an individual beneficiary of a Non-Qualified contract issued by PHL Variable or its affiliates or issued by a company unaffiliated with PHL Variable. If the beneficiary of a contract issued by a company unaffiliated with PHL Variable purchases this Phoenix Spectrum Edge+ Contract, then the Phoenix Principal Protector will be available to the beneficiary. However, the beneficiary of this Spectrum Edge+ Contract cannot elect the Phoenix Principal Protector because a beneficiary does not retain the same rights under this Contract as the deceased owner. Certain limitations, considerations and tax implications apply to this Feature and may differ depending upon whether you have a IRA/Qualified or Non-Qualified Plan and whether the beneficiary is an individual or a trust.

If you have purchased this contract in order to receive your mandatory after-death distributions using an Inherited/Stretch Annuity, election of the Phoenix Principal Protector may not be in your best interest. Once inherited proceeds are in an Inherited/Stretch Annuity, mandatory annual distributions must be made based on the life expectancy of the original beneficiary of the proceeds. Mandatory annual distributions may diminish the attractiveness of electing the Phoenix Principal Protector because withdrawals made during the ten-year term of the rider decrease the amount of the benefit available. Consult your financial professional and tax adviser to determine whether this feature is right for you. See the section of this prospectus entitled “Inherited/Stretch Annuity Feature” for more details.

Guaranteed Minimum Income Benefit Rider (“GMIB”) (called Phoenix Income Protector—this Rider is not available beginning March 9, 2009)

This optional rider provides a benefit that guarantees minimum monthly fixed annuity payments. The minimum monthly fixed annuity payment amount is calculated by multiplying the guaranteed annuitization value by the annuity payment option rate for the annuity payment option selected under the rider.

The benefit provided by this rider will not be available until the later of 7 years after the rider is added to the contract (“rider date”) or the contract anniversary following the older Annuitant’s 60th birthday. For example, if you were age 40 when you bought the contract with the rider, the earliest you could exercise the benefit under the rider would be when you reached age 60. While the benefit is available, you can only exercise it, upon written notice, within 30 days following any contract anniversary. This benefit will not be available 30 days after the contract anniversary following the older Annuitant’s 90th birthday.

A fee for this benefit is deducted on each contract anniversary only if the benefit is selected. See “Deductions and Charges” above. Once your benefit is exercised, the fee will no longer be deducted. Currently, we only allow you to elect this rider on the Contract Date, but reserve the option to remove this restriction in the future. Election of this benefit rider is irrevocable. You should consult with a financial advisor before you make your decision.

Phoenix Income Protector is also available to you if you are the beneficiary of a deceased Owner’s Contract issued to the Owner by another company and you are utilizing this Contract as an Inherited/Stretch Annuity. This benefit is also available to you if you are the beneficiary of a deceased Owner’s annuity contract, other than a Phoenix Spectrum Edge®+ Contract, the contract was issued to the Owner by Us, and you are utilizing this Contract as an Inherited/Stretch Annuity. This benefit is not available to you if you are the beneficiary of a deceased Owner’s Phoenix Spectrum Edge®+ Contract issued to the Owner by Us and are utilizing this Contract as an Inherited/Stretch Annuity.

Guaranteed Annuitization Value

On and before the contract anniversary following the older Annuitant’s 80th birthday, the guaranteed annuitization value shall be equal to the lesser of (i) the sum of (A plus B) minus (C plus D), or (ii) 200% of all purchase payments minus the sum of the guaranteed annuitization value reductions, where:

A	=	the Contract Value on the rider date accumulated at an effective annual rate (as determined below in the provision entitled “Effective Annual Rate”) starting on the rider date and ending on the date the guaranteed annuitization value is calculated.

B	=	the sum of purchase payments made after rider date minus any taxes paid, accumulated at an effective annual rate starting on the date each purchase payment is applied to the contract and ending on the date the guaranteed annuitization value is calculated.

C	=	the sum of the guaranteed annuitization value reductions, accumulated at an effective annual rate starting on the date each withdrawal occurs and ending on the date the guaranteed annuitization value is calculated.

D	=	any tax that may be due.

After the contract anniversary following the older Annuitant’s 80th birthday, the guaranteed annuitization value shall equal the lesser of (i) (A plus B) minus (C plus D), or (ii) 200% of all purchase payments minus the sum of the guaranteed annuitization value reductions, where:

A	=	the guaranteed annuitization value on the contract anniversary following the older Annuitant’s 80th birthday.

B	=	the sum of purchase payments made after the contract anniversary following the older Annuitant’s 80th birthday.

C	=	the sum of the guaranteed annuitization value reductions determined for withdrawals occurring after the contract anniversary following the older Annuitant’s 80th birthday.

D	=	any tax that may be due.

You should know that the Effective Annual Rate, the percentage used to increase your annuitization value as described above, will be reset to 0% depending on whether or not the value in the GIA is greater than 40% of the total Contract Value on certain dates. Please refer to the following section entitled “Effective Annual Rate” for a full description of the Effective Annual Rate.

Guaranteed Annuitization Value Reduction

A guaranteed annuitization value reduction is an amount determined for each withdrawal that occurs on or after initial election of the Phoenix Income Protector rider. In summary, if withdrawals in a rider year do not exceed a maximum annual amount, then the guaranteed annuitization value reduction for those withdrawals is equal to the sum of the withdrawals. To the extent that withdrawals in a rider year exceed a maximum annual amount, then the guaranteed annuitization value reduction for those excess withdrawals will reduce the guaranteed annuitization value by the ratio of each withdrawal to the Contract Value prior to the withdrawal. On each rider anniversary, a maximum annual amount is calculated equal to the effective annual rate on the rider anniversary multiplied by the guaranteed annuitization value on the rider anniversary. The maximum annual amount during the first rider year is equal to 5% multiplied by the Contract Value on the rider date. Withdrawals during a rider year will reduce the maximum annual amount by the same amount that your Contract Value is reduced as a result of the withdrawal.

The guaranteed annuitization value reduction is equal to the sum of A and B where:

A	=	the lesser of the remaining maximum annual amount (prior to the withdrawal) and the withdrawal amount; and

B	=	(a) multiplied by (b), where:

(a) = the guaranteed annuitization value immediately prior to the withdrawal less the value determined in “A” above;

(b) = 1 minus the result of (c) divided by (d), where:

(c) = the Contract Value after the withdrawal, and

(d) = the Contract Value before the withdrawal less the value determined in “A” above.

Effective Annual Rate

On the rider date, we will set the effective annual rate of accumulation to 5%. After the first contract year, this rate may be adjusted based on the value of the Guaranteed Interest Account (GIA) in relation to the total Contract Value as described below:

After the first contract year, we will reset the effective annual rate to 0% if the value of the GIA is greater than 40% of the total Contract Value on any of the following dates:

1.	each date we process a purchase payment.

2.	each date we process a transfer.

3.	each date we process a withdrawal.

Subsequently, we will raise the effective annual rate to 5% if the current effective annual rate is equal to 0% and the value of the GIA is less than or equal to 40% of the total Contract Value on any of the following dates:

1.	each date we process a purchase payment.

2.	each date we process a transfer.

3.	each date we process a withdrawal.

4.	each contract anniversary.

Termination of This Rider

You may not terminate this rider by request. This rider will terminate on the first of any of the following events to occur:

1.	the 30th day after the last contract anniversary that occurs after the older Annuitant’s 90th birthday;

2.	the termination of the contract to which this rider is attached;

3.	the date a death benefit becomes payable under the contract to which this rider is attached;

4.	the date annuity payments commence under the contract to which this rider is attached; and

5.	the death of the last surviving Annuitant or joint Annuitant named under this rider.

Phoenix Income Protector Annuity Payment Options

Under this rider, you may only elect one of the following Annuity Payment Options:

GMIB Option A — Life Annuity with Specified Period Certain: a fixed annuity payable monthly while the Annuitant named under this rider is living or, if later, until the end of the specified period certain. The period certain may be specified as 5, 10 or 20 years. The period certain must be specified on the date the benefit is exercised. If the Annuitant dies prior to the end of the period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if any Annuitant dies after the end of the period certain. This option is not available if the life expectancy of the Annuitant is less than the period certain on the date the benefit is exercised.

GMIB Option B — Non-Refund Life Annuity: a fixed annuity payable monthly while any Annuitant named under this rider is living. No monthly payment, death benefit or refund is payable after the death of the Annuitant. Because this option is a life annuity with no period certain, you would receive no annuity payment under this option if you were to die prior to the first annuity payment being made.

GMIB Option D — Joint and Survivorship Life Annuity: a fixed annuity payable monthly while either the Annuitant or Joint annuitant named under this rider is living. This option is only available if the Annuitant and joint Annuitant named under this rider are both alive on the date the benefit is exercised. No monthly payment, death benefit or refund is payable after the death of the surviving Annuitant. Because this option is a life annuity with no period certain, you would receive no annuity payment under this option if both Annuitants were to die prior to the first annuity payment being made.

GMIB Option F — Joint and Survivorship Life Annuity with 10-Year Period Certain: a fixed annuity payable monthly while either the Annuitant or joint Annuitant named under this rider is living, or if later, the end of 10 years. This option is only available if the Annuitant and joint Annuitant named under this rider are both alive on the date the benefit is exercised. If the surviving Annuitant dies prior to the end of the 10-year period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if the surviving Annuitant dies after the end of the 10-year period certain. This option is not available if the life expectancy of the older Annuitant is less than 10 years on the date the benefit is exercised.

Not all payment options described above will necessarily meet minimum required distribution rules for qualified contracts. In particular, beginning with deaths happening on or after January 1, 2020, subject to certain exceptions most non-spouse beneficiaries must now complete post-death distributions within ten years of the owner’s death in order to satisfy required minimum distribution rules. Consult a tax advisor before selecting a payment option within a qualified contract.

Payment Upon Death After Maturity Date

If an owner dies on or after the Maturity Date and there is no surviving owner, any remaining certain period annuity payments will be paid to the beneficiary under the Annuity Payment Option in effect on the date of death. Generally, payments may not be deferred or otherwise extended. (For information regarding the Inherited/Stretch Annuity feature of this Contract, see the section of this prospectus entitled “Inherited/Stretch Annuity Feature.”). If there is a surviving owner, the payments continue as if there had been no death.

If the Annuitant and joint Annuitant, if any, die and are survived by any owner(s), any remaining certain period annuity payments will be paid to such owner(s). Payments will continue under the annuity payment option in effect at the date of death and may not be deferred or otherwise extended.

If the spouse is the beneficiary, see Spousal Beneficiary Contract Continuance.

Important Information regarding Phoenix Income Protector

While Phoenix Income Protector does provide guaranteed minimum fixed annuity payments, it may not be appropriate for all investors and should be understood completely before you elect it.

•	Phoenix Income Protector does not provide Contract Value or in any way guarantee the investment performance of any investment option available under the contract.

•	Phoenix Income Protector is irrevocable once elected.

•	You may not change any Annuitant or joint Annuitant while Phoenix Income Protector is in effect.

•	Phoenix Income Protector does not restrict or limit your right to annuitize at other times permitted under the contract, but doing so will terminate the rider.

•	You should consult with a qualified financial advisor if you are considering Phoenix Income Protector.

•

The minimum monthly fixed annuity payment amount under the Phoenix Income Protector may be less than the annuity payment amount under the Contract even if the guaranteed annuitization value is greater than Contract Value.

•	Phoenix Income Protector is only available if approved in your state and if we offer it for use with the contract.

Examples illustrating how Phoenix Income Protector operates

Assume the contract owner makes an initial payment of $100,000 (at age 68) and an additional deposit of $200,000 on the 3rd contract anniversary.

On the 7th contract anniversary (age 75), the Guaranteed Annuitization Value is the lesser of (i) or (ii) where (i) is equal to $383,311 (($100,000 x 1.05^3) + $200,000) x 1.05^4) and (ii) is equal to $600,000 (200% x ($100,000 + $200,000)). The Guaranteed Annuitization Value is $383,311. This assumes there were no additional payments, withdrawals, or transfers.

Assume the contract owner makes an initial payment of $100,000 (at age 79) and an additional deposit of $200,000 on the 3rd contract anniversary (at age 82).

The Guaranteed Annuitization Value at age 80 is equal to $105,000 ($100,000 x 1.05). On the 7th contract anniversary (age 86), the Guaranteed Annuitization Value is equal to $305,000 ($105,000 + $200,000). This assumes there were no additional payments, withdrawals, or transfers.

Example: Calculation of Guaranteed Annuitization Value Reduction

Assume the Guaranteed Annuitization Value is $166,667 on the 2nd contract anniversary and $175,000 on the 3rd contract anniversary. The Contract Value is $150,000 on the 3rd contract anniversary and the contract owner withdraws $10,000.

Assuming the effective annual rate is 5%, the maximum annual amount is $8,333 (5% x 166,667). The Guaranteed Annuitization Value and Contract Value will be reduced by $8,333. The new Guaranteed Annuitization value is $166,667 and the new Contract Value is $141,667. The withdrawal amount in excess of the maximum annual amount is $1,667. A withdrawal of $1,667 will reduce the Contract Value by 1.177% (1 – ($140,000 / $141,667). A withdrawal of $1,667 will reduce the Guaranteed Annuitization Value by $1,962 (1.177% x $166,667).

The total Guaranteed Annuitization Value Reduction associated with this $10,000 withdrawal will equal $10,295 ($8,333 + $1,962). The new Guaranteed Annuitization Value will be $164,705 ($175,000 – $8,333 – $1,962). The new Contract Value will be $140,000 ($150,000 – $10,000). The policyholder will have a Guaranteed Annuitization Value of $200,200 ($164,705 x 1.054) on the 7th contract anniversary (assuming no additional payments, withdrawals or transfers).

Phoenix Flexible Withdrawal ProtectorSM: A Guaranteed Minimum Withdrawal Benefit (GMWB)

Summary of Benefit

The Phoenix Flexible Withdrawal Protector rider may be elected by you for an additional charge at the time you purchase your contract, if it has been made available in your applicable state by us. You may also elect the optional Extended Care Enhancement with the rider, also for an additional charge. You must elect the Extended Care Enhancement to be included as part of the rider at the time you purchase the contract. You may only purchase one Optional Guaranteed Benefit with the contract. The Phoenix Flexible Withdrawal Protector guarantees a minimum payment or withdrawal amount from the contract once a specified date is reached if certain restrictions and limitations are met. The rider provides a lifetime benefit for one person or two spouses depending upon the option selected. The rider does not provide access to the benefit prior to the date the youngest Covered Person reaches age 60 for the single life option and the younger spouse’s age 65 for the spousal life option. The date on which this occurs is called the Benefit Eligibility Date. See “Important Terms and Conditions Related to Phoenix Flexible Withdrawal Protector” below for the definition of “Covered Person” and other important terms. Prior to the Benefit Eligibility Date, the benefit’s value can increase due to increases in the Benefit Base. See “Events and features causing recalculation of the Benefit Base” below for details.

The annual amount of the rider’s lifetime benefit is called the Annual Benefit Amount. The Annual Benefit Amount represents two distinct values depending on whether your Contract Value is zero or greater than zero. The Annual Benefit Amount is calculated on the later of your first withdrawal date or the Benefit Eligibility Date. The Annual Benefit Amount (on the date it is calculated) equals a percentage called the Annual Benefit Percentage, multiplied by a value called the Benefit Base. The Annual Benefit Percentage ranges from 0%-6% (0% to 7% for riders issued prior to March 9, 2009) based on the attained age of the youngest Covered Person on your first withdrawal date. If you take a withdrawal before the Benefit Eligibility Date, the Annual Benefit Percentage will be zero and then will be permanently set to 4% (5% for riders issued prior to March 9, 2009) on the Benefit Eligibility Date. The Benefit Base is a value calculated to determine the Annual Benefit Amount. The Benefit Base can increase or decrease due to certain transactions and events under the contract. As a result, the Annual Benefit Amount may increase or decrease and affect what you receive in payments or withdrawals under the rider. Further definition of these terms, calculation of values, and how various contract transactions and events affect these values are described below.

Annual Benefit Amount when Contract Value is greater than zero: Guaranteed Withdrawals

Phoenix Flexible Withdrawal Protector guarantees a minimum amount of withdrawals you may take from the contract each year after the Benefit Eligibility Date, provided no withdrawals have been made from the contract prior to that Date (the youngest Covered Person’s 60th birthday for the single life option and 65th birthday for the spousal life option). This amount is the Annual Benefit Amount. You must reach the Benefit Eligibility Date before the Annual Benefit Amount becomes available for guaranteed withdrawals. You may still take withdrawals prior to the Benefit Eligibility Date, but this may significantly reduce or eliminate the value of the rider benefit. Please see the chart of “Special Risks Associated with Withdrawals” at the end of this section for details.

If you take withdrawals from the contract prior to the Benefit Eligibility Date, the Benefit Base will be reduced by the withdrawal in the same proportion as the Contract Value is reduced by the withdrawal. See “Taking Withdrawals.” So long as your remaining Benefit Base is greater than zero when you reach that Date, the Annual Benefit Amount that becomes available to you at that time will be calculated. On that Date, the Annual Benefit Amount will be equal to the Annual Benefit Percentage multiplied by the Benefit Base. However, if you take withdrawals before that Date and these withdrawals cause both your Contract Value and Benefit Base to become zero, your rider will terminate without value. Since this is a lifetime benefit, postponing withdrawals too long may limit the value of this rider because your remaining life expectancy shortens as you age. You should carefully consider your plans for taking withdrawals from the contract in considering whether this benefit is appropriate for your goals.

After the Benefit Eligibility Date, withdrawals reduce the future value of this benefit if they exceed the Annual Benefit Amount. We will reduce the Benefit Base if cumulative withdrawals in a rider year exceed the Annual Benefit Amount. This reduction affects the amount available for future guaranteed withdrawals when the Contract Value is greater than zero and for guaranteed payments when the Contract Value is zero. See the chart of “Special Risks Associated with Withdrawals” at the end of this section for details. Withdrawals in excess of the contract’s free withdrawal amount are subject to any surrender charges imposed under the contract.

Annual Benefit Amount when Contract Value is zero: Guaranteed Payments

If your Contract Value goes to zero on or after the Benefit Eligibility Date (the youngest Covered Person’s 60th birthday for the single life option and 65th birthday for the spousal life option), and you have met the conditions of the benefit, the contract and all rights under the contract and rider terminate but we will pay you the Annual Benefit Amount each year until the first death of a Covered Person under the single life option or until the death of the surviving spouse under the spousal life option. You must reach the Benefit Eligibility Date before the Annual Benefit Amount becomes available for guaranteed payments.

Asset Allocation or Strategic Program Requirement

You must select one of the approved asset allocation programs when allocating your purchase payments and Contract Value if you purchase Phoenix Flexible Withdrawal Protector. Consult with your registered representative before you select a program. Review your selected program periodically with your registered representative to determine if it needs to be changed. You may switch your current program at any time to another the Company has approved and made available. However, the rider fee may vary based upon the program or option you choose and the fee may increase under certain circumstances. See the table of “Optional Benefit Fees” for details. We reserve the right to restrict availability of investment options and programs.

Canceling out of programs altogether will cause the rider to terminate without value. Consult your registered representative before you cancel out. Later re-enrollment is allowed. However, once you cancel out, later re-enrollment in a program will not reinstate the rider. If a program is eliminated while the rider is in effect, we will provide you notice and you must choose among the other approved programs available. Consult with your registered representative to make an appropriate selection and return the form we require to the Customer Service Office. Descriptions of the programs are found in “Asset Allocation and Strategic Programs” above.

Important Terms and Conditions Related to Phoenix Flexible Withdrawal Protector

The rider date is the same as the contract date and rider years are measured the same as contract years because the rider is only available for purchase at the time you buy the contract.

“Annual Benefit Percentage” is the percentage we use to determine the Annual Benefit Amount. The percentage varies by age as shown below and is established on the date you make the first withdrawal from the contract. If your first withdrawal is prior to the Benefit Eligibility Date (the youngest Covered Person’s 60th birthday for the single life option or 65th birthday for the spousal life option) this percentage is reset to 4% on the Benefit Eligibility Date.

Single Life Attained Age	Annual Benefit Percentage	Spousal Life Attained Age	Annual Benefit Percentage
<60	0%	<65	0%

Single Life Attained Age	Annual Benefit Percentage	Spousal Life Attained Age	Annual Benefit Percentage
60-74	4%	65-74	4%
75-84	5%	75-84	5%
85+	6%	85+	6%

See your rider’s specification page for percentages applicable prior to March 9, 2009.

“Benefit Eligibility Date” is the date the benefit provided by the rider is first available to you.

•	For the single life option, the Benefit Eligibility Date is the later of the rider date or the date the youngest Covered Person attains age 60.

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For the spousal life option, the Benefit Eligibility Date is the later of the rider date or the date the youngest Covered Person attains age 65. If either spouse dies prior to the Benefit Eligibility Date, we will reset the Benefit Eligibility Date to the later of the date of the first spousal death or the date the surviving spouse attains age 65.

“Covered Person(s)” means the person(s) whose life is used to determine the duration of the lifetime Annual Benefit Amount payments. A Covered Person must be a natural person.

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For the single life option, the Covered Person can be one or more lives. If there is one natural person owner, the owner is the Covered Person. If there are multiple natural person owners, all owners are Covered Persons. If the owner is a non-natural person, all Annuitants named in the contract become Covered Persons.

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Except in New Jersey and Oregon, for the spousal life option, Covered Persons must be two spouses to receive any economic benefit from the election of this option (See “Definition of Spouse” under Optional Benefits” for more information). For contracts issued in New Jersey and Oregon, Covered Persons must be either two spouses or domestic partners under state law. If there is one natural person owner, the owner and the owner’s spouse must be the Covered Persons. The spouse must be the sole beneficiary. If there are two spousal owners, the Covered Persons are the spousal owners, and they must both be each other’s beneficiary. If there are multiple non-spousal owners, or if the owner is a non-natural person, the spousal life option is not allowed.

Benefit Base

The Benefit Base determines the Annual Benefit Amount. The Annual Benefit Amount represents two distinct values depending upon whether or not your Contract Value is greater than zero. It is the amount available for withdrawals provided you have reached the Benefit Eligibility Date and the Contract Value is greater than zero. It is also the amount we will pay to you each year provided you have reached the Benefit Eligibility Date and the Contract Value has gone to zero.

Assuming the Phoenix Flexible Withdrawal Protector rider was issued on the date the contract was issued, the Benefit Base on that date equals the initial purchase payment. Thereafter, the Benefit Base is re-calculated whenever certain triggering events occur. At any time while the rider is in effect, we will reduce the Benefit Base if cumulative withdrawals in a rider year exceed the Annual Benefit Amount. Generally speaking, assuming no withdrawals have been taken, the Benefit Base will be increased by additional purchase payments, and may be increased as a result of the roll-up and step-up features. The Benefit Base may also be increased at a particular rider anniversary following the end of the roll-up period by an aspect of the roll-up feature we call the Benefit Base Multiplier. Events and features causing recalculation of the Benefit Base are described below. The Benefit Base will never exceed a maximum amount. This maximum amount is the sum of the Maximum Benefit Base Percentage (currently 500%), multiplied by the initial purchase payment plus the Maximum Benefit Base Percentage multiplied by the sum of subsequent purchase payments in the first rider year, plus 100% of other subsequent purchase payments.

Sample calculation of the Maximum Benefit Base

Assume that the initial purchase payment on the rider date was $100,000 and that the Maximum Benefit Base Percentage was 500%. On the rider date, your Maximum Benefit Base is $500,000 (500% times $100,000).

Now assume that you make an additional purchase payment of $20,000 during the first rider year. Your Maximum Benefit Base would be increased to $600,000 [500,000 + (500% times $20,000)].

Then assume that you make another purchase payment of $15,000, but that this purchase payment was made in the third rider year. Your Maximum Benefit Base would be increased to $615,000 [$600,000 + (100% times $15,000)].

Events and features causing recalculation of the Benefit Base

•	Purchase Payments Received After the Rider Date

If we receive purchase payments after the rider date, and no withdrawals have been made from the contract, then we will increase the Benefit Base. The Benefit Base will be increased by the dollar amount of each purchase payment on the date we receive it. However, if you then take withdrawals from the contract in excess of your Annual Benefit Amount, we will reduce the Benefit Base as described in “Taking Withdrawals” below.

Withdrawals also stop increases in your Benefit Base that would have occurred when additional purchase payments are received by us. If any withdrawal has been made from the contract on or prior to our receipt of an additional purchase payment, we will not increase the Benefit Base as a result of purchase payments made after such withdrawal.

•	Roll-up Feature

The rider includes a roll-up feature. This feature allows for an increase, or “roll-up,” in the Benefit Base during a specified period of time, called the roll-up period. The roll-up feature is only available to you if no withdrawals have been taken from the contract. Currently, the roll-up period continues until the 10th rider anniversary following the later of the rider date or the last rider anniversary on which an automatic step-up, described below, occurs. The roll-up period will never extend beyond the time the younger Covered Person attains a maximum age. This maximum age is the greater of age 95 or the younger Covered Person’s age on the rider date plus 10 years. The increase in Benefit Base resulting from a roll-up is based upon a comparison of different values on each rider anniversary, as specified below. For calculation of the increase in Benefit Base provided by the roll-up feature, “subsequent purchase payments” means purchase payments received after the rider date, excluding purchase payments received on any rider anniversary. The roll-up amount is determined by multiplying the Benefit Base after the most recent prior automatic step-up or, for the roll-up at the end of the first rider year or if there were no prior automatic step-ups, the Benefit Base on the last Valuation Date of the first rider year by a percentage, currently 6.5%. (For riders issued prior to March 9, 2009, the roll-up amount is determined by multiplying the Benefit Base as of the prior rider anniversary or, for the roll-up amount at the end of the first rider year, the Benefit Base on the last Valuation Date of the first rider year by 6.5%.)

If you have not taken withdrawals from the contract and therefore are eligible for the roll-up feature of the rider, we will use an additional value in recalculating the Benefit Base on the rider anniversary at or following the end of the roll-up period on which the youngest Covered Person has attained age 70. This additional value applies the Benefit Base Multiplier, currently 200%, to the sum of the Benefit Base on the rider date plus subsequent purchase payments received in the first rider year. The recalculation of the Benefit Base under the various situations that can exist at the end of the roll-up period is described below.

•	Rider Anniversaries During the Roll-up Period

On each rider anniversary during the roll-up period, if no withdrawals have been made, the Benefit Base will be re-calculated on that rider anniversary. The re-calculated Benefit Base will equal the greater of the following, but if the automatic step-up feature has been suspended, it will be set to the second of the two values described below:

•	the Contract Value then in effect, (after all fees have been deducted, and provided the automatic step-up feature has not been suspended);

•	the sum of (i) the Benefit Base on the prior rider anniversary plus any purchase payments since the prior rider anniversary and (ii) the roll-up amount for the prior rider year, if any.

Example 1—Basic application of a roll-up amount.

Assume that you have reached your first rider anniversary and have not made any withdrawals. Assume further that your Benefit Base on your rider’s effective date was $100,000, your Contract Value is $105,000, you have not made any subsequent purchase payments during the prior rider year and the automatic step-up has not been suspended.

Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

•	Contract Value = $105,000

•	Sum of (i) and (ii) = $106,500

(i)	Benefit Base on prior rider anniversary = $100,000

(ii)	The Roll-Up Amount of $6,500 which equals the Benefit base at the end of the first rider year ($100,000) times 6.5%

Your Benefit Base will be $106,500.

Example 2—Application of the roll-up amount when there is a prior automatic step-up.

Assume that you have reached the second rider anniversary and have not made any withdrawals. Assume further that your Benefit Base as of the last rider anniversary was $108,000 due to an automatic step-up, your contract value is $110,000, you have not made any subsequent purchase payments during the prior rider year and the automatic step-up has not been suspended.

Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

•	Contract Value = $110,000

•	Sum of (i) and (ii) = $115,020

(i)	Benefit Base on prior rider anniversary = $108,000

(ii)	The Roll-Up Amount of $7,020, which equals the Benefit Base on the rider anniversary of the last automatic step-up ($108,000) times 6.5%

Your Benefit Base will be $115,020.

Example 3—Application of the roll-up amount when several rider years have elapsed with no prior automatic step-up.

Assume the Benefit Base on the first rider anniversary prior to any roll-up calculation was $100,000. Assume that you have reached the fourth rider anniversary without making any withdrawals and without having an automatic step-up. The Benefit Bases are increased by the Roll-Up Amounts at the end of each of the first 3 rider years and equal:

Year 1: $106,500 = $100,000 + $6,500

Year 2: $113,000 = $106,500 + $6,500

Year 3: $119,500 = $113,000 + $6,500

The above Roll-Up Amounts are each equal to 6.5% of the Benefit Base at the end of the first rider year.

Assume that, on the 4th rider anniversary, your Contract Value is $115,000 and you have not made any subsequent purchase payments.

Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

•	Contract Value = $115,000

•	Sum of (i) and (ii) = $126,000

(i)	Benefit Base on prior rider anniversary = $119,500

(ii)	The Roll-Up Amount of $6,500 which equals the Benefit base at the end of the first rider year ($100,000) times 6.5%.

Your Benefit Base will be $126,000.

Example 4—Impact of a Subsequent Purchase Payment on the Benefit Base.

Assume the Benefit Base on your rider’s effective date was $100,000. Assume there is no automatic step-up at the end of the first rider year and you have not taken any withdrawals. The Benefit Base at the end of the 1st rider year is increased by the Roll-Up Amount and equals $106,500 = $100,000 + $6,500.

Assume that 3 months into the 2nd rider year you make a Subsequent Purchase Payment of $50,000. The Benefit Base is increased to $156,500 ($106,500 + $50,000) due to the purchase payment.

Assume that, on the 2nd rider anniversary, your contract value is $140,000.

Your Benefit Base will be recalculated on your 2nd rider anniversary to be the greatest of the following:

•	Contract Value = $140,000

•	Benefit Base in Effect = $156,500

•	Sum of (i), (ii), and (ii) = $163,000

(i)	Benefit Base on prior rider anniversary = $106,500

(ii)	The Roll-Up Amount of $6,500 which equals the Benefit base at the end of the first rider year ($100,000) times 6.5%.

(iii)	Subsequent purchase payments during the recently completed rider year = $50,000

Your Benefit Base will be $163,000.

•	The Rider Anniversary Following the End of the Roll-Up Period

If the roll-up period has ended, and no withdrawals have been made from the contract, we will re-calculate the Benefit Base on the rider anniversary following the end of the roll-up period.

When we recalculate the Benefit Base on the rider anniversary following the end of the roll-up period, the amount of the recalculated Benefit Base will depend on whether the youngest Covered Person has attained the Benefit Base Multiplier Age, currently age 70, by that rider anniversary. If the youngest Covered Person has not attained age 70 by the rider anniversary immediately following the end of the roll-up period, then we will recalculate the Benefit Base again on the rider anniversary next following the date the youngest Covered Person attains age 70. For each situation, the recalculated Benefit Base is determined as described below.

1.

Assuming the youngest Covered Person has not attained age 70 by the rider anniversary immediately following the end of the roll-up period, then on that rider anniversary, the Benefit Base will be set equal to the greater of the following, unless the automatic step-up feature has been suspended in which case, it will be set to the latter of the two values described below:

•	the Contract Value then in effect, (after all fees have been deducted, provided the automatic step-up feature has not been suspended);

•	the sum of (i) the Benefit Base on the prior rider anniversary plus any purchase payments since the prior rider anniversary and (ii) the roll-up amount for the prior rider year, if any.

Assume the Benefit Base on the first rider anniversary prior to any roll-up calculation was $100,000 and that you have reached the rider anniversary following the end of the roll-up period, the youngest Covered Person has not yet attained age 70 and you have not made any withdrawals. Assume further that your contract has never had an automatic step-up, your Benefit Base as of your prior rider anniversary was $158,500, your Contract Value is $105,000, you have not made any subsequent purchase payments during the prior rider year and the automatic step-up has not been suspended. Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

•	Contract Value = $105,000

•	Sum of (i) and (ii) = $165,000

(i)	Benefit Base on prior rider anniversary = $158,500

(ii)	Roll-Up Amount for prior rider year = $100,000 x 6.5% = $6,500

Your Benefit Base will be $165,000.

2.

Assuming the youngest Covered Person has attained age 70 by the rider anniversary immediately following the end of the roll-up period, then on that rider anniversary, the Benefit Base will be set equal to the greatest of the following, unless the automatic step-up feature has been suspended in which case, it will be set to the greater of the latter two values described below:

•	the Contract Value then in effect, (after all fees have been deducted, provided the automatic step-up feature has not been suspended);

•	the Benefit Base Multiplier, currently 200%, multiplied by the sum of (i) the Benefit Base on the rider date, and (ii) all subsequent purchase payments received during the first rider year;

•	the sum of (i) the Benefit Base on the prior rider anniversary plus any purchase payments since the prior rider anniversary and (ii) the roll-up amount for the prior rider year, if any.

Assume that you have reached the rider anniversary following the end of the roll-up period, the youngest Covered Person has attained age 70 and you have not made any withdrawals. Assume further that your contract has never had an automatic step-up, your Benefit Base as of your prior rider anniversary was $158,500, your Benefit Base on the rider date was $100,000, your Contract Value is $105,000, you have not made any subsequent purchase payments after the rider date and the automatic step-up has not been suspended.

Your Benefit Base will be re-calculated on your rider anniversary to be the greatest of the following:

•	Contract Value = $105,000

•	200% x Sum of (i) and (ii) = $200,000

(i)	Benefit Base on the rider date = $100,000

(ii)	Subsequent purchase payments = $0

•	Sum of (i) and (ii) = $165,000

(i)	Benefit Base on prior rider anniversary = $158,500

(ii)	Roll-Up Amount for prior rider year = $100,000 x 6.5% = $6,500

Your Benefit Base will be $200,000.

•	Rider Anniversary Next Following Youngest Covered Person’s 70th Birthday Occurring after the Rider Anniversary Immediately Following the End of the Roll-Up Period

Assuming no withdrawals have been taken and the youngest Covered Person attained age 70 after the rider anniversary immediately following the end of the roll-up-period, then, on the next rider anniversary following the date the youngest Covered Person attains age 70, the Benefit Base will be set equal to the greatest of the following, unless the automatic step-up feature has been suspended in which case, it will be set to the greater of the latter two values described below:

•	the Contract Value then in effect, after all fees have been deducted, (provided the automatic step-up feature has not been suspended);
•	the Benefit Base on the prior rider anniversary plus any purchase payments since the prior rider anniversary;

•	the Benefit Base Multiplier, currently 200%, multiplied by the sum of (i) the Benefit Base on the rider date and (ii) all subsequent purchase payments received during the first rider year.

Example

Assume that you reached the rider anniversary following the end of the roll-up period several years ago, but still have not made any withdrawals from the contract. However, the youngest Covered Person celebrated his

70th birthday during the prior rider year. Assume further, your Benefit Base on the prior rider anniversary was $180,000, your Benefit Base on the rider date was $100,000, your Contract Value is $105,000, you have not made any subsequent purchase payments after the rider date and the automatic step-up has not been suspended.

Your Benefit Base will be re-calculated on your rider anniversary to be the greatest of the following:

•	Contract Value = $105,000

•	Benefit Base on prior rider anniversary = $180,000

•	200% x Sum of (i) and (ii) = $200,000

(i)	Benefit Base on the rider date = $100,000

(ii)	Subsequent purchase payments = $0

(iii)	Your Benefit Base will be $200,000.

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Each Rider Anniversary After the Earlier of the First Withdrawal and the Rider Anniversary Following the End of the Roll-Up Period (except Rider Anniversary next following youngest Covered Person’s 70th birthday occurring after the Rider Anniversary immediately following the end of the Roll-Up Period)

On each rider anniversary after the earlier of the first withdrawal and the rider anniversary following the end of the roll-up period, we will re-calculate the Benefit Base. The Benefit Base will be set equal to the greater of the following unless the automatic step-up feature has been suspended, in which case it will be set to the second of the two values described below:

•	the Contract Value then in effect, after all fees have been deducted, (provided the automatic step-up feature, described below, has not been suspended); and

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the Benefit Base on the prior rider anniversary adjusted for any withdrawals taken since the prior rider anniversary plus, if no withdrawals have been made, any purchase payments made since the prior rider anniversary.

Example

Assume that you made a withdrawal from the contract. Assume further, your Benefit Base on prior rider anniversary was $106,500, your Contract Value is $110,000 and the automatic step-up has not been suspended.

Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

•	Contract Value = $110,000

•	Benefit Base on prior rider anniversary = $106,500

Your Benefit Base will be $110,000.

•	Automatic Step-Up Feature

The rider includes an automatic step-up feature. Like the roll-up feature, the automatic step-up feature allows for an increase in the Benefit Base. At set intervals, currently on each anniversary of the rider date, we will automatically compare the Contract Value, after deduction of all fees, to the Benefit Base then in effect; that is, the Benefit Base on the prior rider anniversary plus any purchase payments made since the prior rider anniversary. If the Contract Value, after deduction of all fees, is greater than such Benefit Base, we will automatically increase, or “step-up” the Benefit Base to equal the Contract Value. Any step-up occurs after any roll-up as described above. You should know the fee percentage for the rider may be increased if we step-up the Benefit Base. If you do not decline the automatic step-up, you will pay the current rider fee then in effect beginning on the date of any automatic step-up of the Benefit Base. You can decline the step up and any associated fee increase by contacting us no later than seven days prior to the rider anniversary. If you decline the step-up, the automatic step-up will not occur and the automatic step-up feature will be suspended immediately. If you decline an automatic step-up in the Benefit Base, we will continue to calculate any roll-ups as described above. Assuming your rider is still in effect at the next step-up interval, you may reactivate the automatic step-up option by contacting us at the phone number or address provided on the first page of the prospectus.

•	Taking Withdrawals

The following section describes how taking withdrawals may impact the Benefit Base. Prior to the Benefit Eligibility Date, all withdrawals are considered excess withdrawals. Withdrawals will reduce the Benefit Base by the same proportion as Contract Value is reduced by the withdrawal. If the Benefit Base is greater than the Contract Value at the time of the withdrawal, the withdrawal will reduce the Benefit Base by more than the withdrawal amount as shown in the example below. Then, on the Benefit Eligibility Date, which is generally the date the youngest Covered Person attains age 60, if the single life option is in effect or the date the younger spouse attains age 65, if the spousal life option is in effect, we will calculate the Annual Benefit Amount using the reduced Benefit Base.

Example

Assume the Contract Value is $50,000 and the Benefit Base is $75,000. A withdrawal of $5,000 is made prior to the Benefit Eligibility Date. The Contract Value is reduced by 10% ($5,000 / $50,000) as a result of the withdrawal. Therefore, the Benefit Base is reduced by 10% or $7,500. The new Benefit Base is $75,000 - $7,500 = $67,500.

After you reach the Benefit Eligibility Date, whether withdrawals will reduce the Benefit Base depends on whether cumulative withdrawals in any rider year exceed the Annual Benefit Amount as described below. The Annual Benefit Amount is not available to you for withdrawals or payments unless you have reached the Benefit Eligibility Date.

•	If cumulative withdrawals in any rider year after the Benefit Eligibility Date do not exceed the Annual Benefit Amount then in effect, the Benefit Base will not be reduced.

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If a withdrawal causes the cumulative withdrawals in any rider year after the Benefit Eligibility Date to exceed the Annual Benefit Amount, the amount withdrawn in excess of the Annual Benefit Amount and any subsequent withdrawals in that rider year are all considered excess withdrawals. Each excess withdrawal will reduce the Benefit Base in the same proportion as the Contract Value is reduced by the excess withdrawal. This reduction in the Benefit Base reduces the amount of future permitted withdrawals and may also reduce any amount available for guaranteed payments if the Contract Value goes to zero.

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Currently, withdrawals taken after the Benefit Eligibility Date to meet Required Minimum Distribution (“RMD”) requirements are not considered to exceed the Annual Benefit Amount and therefore do not reduce the Benefit Base. However, we may change this rule at our discretion in which case such withdrawals taken following this change may be considered excess withdrawals as described below.

For IRA and qualified plan contracts, cumulative withdrawals in a rider year after the Benefit Eligibility Date will be considered excess withdrawals only if they exceed the greatest of (a), (b) and (c), where:

(a)	= the current Annual Benefit Amount;

(b)	= the RMD for the 1st calendar year during the rider year; and

(c)	= the RMD for the 2nd calendar year during the same rider year.

Sample calculations showing the effect of a withdrawal that is equal to the Annual Benefit Amount and then a withdrawal that is more than the Annual Benefit Amount

Assume that your Contract Value is $100,000 and your Benefit Base is $120,000. Assume you are making your first withdrawal and that you have already reached the Benefit Eligibility Date.

Since this is your first withdrawal (and it is occurring after the Benefit Eligibility Date), the Annual Benefit Percentage is determined by the youngest Covered Person’s attained age on the date of first withdrawal.

Assume this Annual Benefit Percentage is 5%. The Annual Benefit Amount therefore is $6,000, which is 5% multiplied by the Benefit Base (5% times $120,000). Now assume that the withdrawal amount is $6,000. Since your cumulative withdrawals during the rider year have not exceeded the Annual Benefit Amount, the amount withdrawn is not considered to be an excess withdrawal and there is no adjustment to your Benefit Base. So your Contract Value will decrease to $94,000 as a result of your withdrawal, but your Benefit Base will remain at $120,000.

Assume that later that rider year, you withdraw an additional $10,000 and that the Contract Value prior to the withdrawal was $96,000. Your Contract Value would reduce to $86,000 as a result of the second withdrawal. Your cumulative withdrawals for the year are now $16,000, which exceeds your Annual Benefit Amount by $10,000. The excess withdrawal reduced your Contract Value by 10.42% ($10,000 divided by $96,000), and accordingly, your Benefit Base is reduced by 10.42%, from $120,000 to $107,500. Your Annual Benefit Amount would be recalculated as 5% of $107,500 or $5,375.

Withdrawals from the contract have other potential consequences, including potential imposition of surrender charges and premium taxes, and federal income tax consequences. Withdrawals, including withdrawals taken to meet RMDs that do not exceed the Annual Benefit Amount are considered to be within the contract’s free withdrawal amount. However, withdrawals above the Annual Benefit Amount, not including withdrawals taken to meet RMDs, are subject to any surrender charges imposed under the contract. Please see “Surrender of Contract and Withdrawals” and “Federal Income Taxes” for more information.

Extended Care Enhancement

The Extended Care Enhancement is an optional feature available with the Phoenix Flexible Withdrawal Protector rider that allows for an increase in the Annual Benefit Amount when the Covered Person is confined to a nursing home, and meets the conditions specified below. As with other benefits provided by the rider, this benefit is available only on and after the Benefit Eligibility Date. This feature is subject to state availability.

Conditions

We will increase the Annual Benefit Amount when the Covered Person has been confined to a nursing home as defined below for a least one day of the rider year, and has met the elimination period and waiting period requirements. This increase in the Annual Benefit Amount lasts for the same amount of time the Covered Person is confined and is calculated as described below. To meet the elimination period requirements, the Covered Person must have been confined to a nursing home for at least 180 consecutive days within the last 365 days. To meet the waiting period requirements, the Covered Person must not have been confined to a nursing home 12 months before the rider date and twelve months following the rider date. If you are confined to a nursing home during the waiting period, you will never be eligible for benefits under the Extended Care Enhancement.

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A nursing home is a facility that is licensed to operate pursuant to the laws and regulations of the state in which is it located as a nursing home to provide 24-hour convalescent and related nursing care services 7 days a week by an on-site registered nurse on a continuing inpatient basis for persons who are chronically ill or who otherwise require assistance in performing the basic activities of daily living. The facility must provide care prescribed by a physician and performed or supervised by a registered graduate nurse. In addition the facility must have a planned program of policies and procedures developed with the advice of, and periodically reviewed by, at least one physician.

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A nursing home does not include a hospital (acute care), a rehabilitation hospital, an assisted living facility, a facility for the treatment of alcoholism, drug addiction, mental illness, or nervous disorders, a rest home (a home for the aged or a retirement home), a residential care facility, or any other facility which does not, as its primary function, provide assistance in performing the basic activities of daily living.

No benefits under the Extended Care Enhancement feature will be provided if other similar benefits have been purchased through the Company, or any of its subsidiaries or affiliates.

If the Extended Care Enhancement feature is in effect, and you have met the above conditions, we will determine the Annual Benefit Amount by multiplying the Benefit Base by a specified percentage, currently 200%, multiplied by the Annual Benefit Amount Percentage. When the Covered Person is no longer confined to a nursing home, we will reduce the Annual Benefit Amount to that which is ordinarily provided under the Phoenix Flexible Withdrawal Benefit.

Payment of the Annual Benefit Amount when the Contract Value is greater than zero

The Annual Benefit Amount is not available to you before the Benefit Eligibility Date. After you reach the Benefit Eligibility Date, you may take withdrawals equal to the Annual Benefit Amount each year the Contract Value is greater than zero. You can establish a Systematic Withdrawal Program for payments equal to a specified amount or can request payments according to your own schedule. See “Systematic Withdrawal Program” for additional details about how to use this program and the program’s restrictions.

Payment of the Annual Benefit Amount when the Contract Value is zero

The Annual Benefit Amount is not available to you before the Benefit Eligibility Date. If, when the Contract Value goes to zero, the Benefit Base is greater than zero, then, one month after the later of the date the Contract Value goes to zero and the Benefit Eligibility Date, we will begin to pay you equal monthly payments of an amount that will equal the Annual Benefit Amount divided by twelve. We will make these payments under the single life option or spousal life option, whichever you selected at the time you purchased the rider. For the single life option, all Covered Persons must be living on the date we make the first payment, and for the spousal life option, at least one spouse must be living. Payments will continue until the first death of any Covered Person(s) for the single life option, or until the death of the surviving spouse for the spousal life option. We may change the payment frequency to annual if a monthly payment would be otherwise less than any minimum payment requirement.

Maximum Maturity Date Benefit

If your Contract Value is greater than zero and you cannot extend the Maturity Date of the contract any later, this rider allows you to exchange the Contract Value for lifetime payments equal to the Annual Benefit Amount in lieu of applying the Contract Value to one of the annuity payment options offered under the contract. Otherwise, your contract will enter the annuity period and you may choose any of the annuity options then available. See “The Annuity Period.”

Termination of Phoenix Flexible Withdrawal Benefit

The rider will terminate without value on the date the first of any of the following events occur:

1.	any Covered Person is changed;

2.	annuity payments begin under an Annuity Payment Option as described in the contract;

3.	the contract, to which the rider is attached, terminates;

4.	the owner elects to terminate the rider;

5.	when any portion of the Contract Value is no longer invested in one of the approved asset allocation programs;

6.	the Contract Value and Benefit Base are both reduced to zero;

7.	any Covered Person under the single life option, or the surviving Covered Person under the spousal life option dies; or

8.	you assign any rights or interest in the rider.

Once the rider is terminated it cannot be reinstated and the pro rata portion of the rider fee will be deducted from the Contract Value on the date the rider terminates.

Special Risks Associated with Withdrawals

The following chart demonstrates special risks that are associated with taking withdrawals when the Phoenix Flexible Withdrawal Protector is attached to a contract when the Contract Value and Benefit Base are both greater than zero. Whether or not a withdrawal is considered “permitted” or “excess” is described in the section “Taking Withdrawals”, in the description of the Benefit Base. When the Contract Value is reduced to zero, lifetime payments will begin and withdrawals are no longer allowed from the contract.

Scenario	No Withdrawals	Permitted Withdrawals	Excess Withdrawals
Automatic Contract Value reduction		X	X
Reduction to Benefit Base			X
Gives you the highest potential Annual Benefit Amount available under the rider[1]	X
Cancels your ability to have subsequent purchase payments automatically increase the Benefit Base		X	X
Cancels your ability to “roll-up” and increase your Benefit Base		X	X
Reduces the likelihood of an automatic step-up2		X	X
Purchase payments increase the Benefit Base	X
Potential to terminate the rider without value if reduces the Contract Value to zero			X
Permanently sets the Annual Benefit Percentage		X	X
Permanently sets the Annual Benefit Amount if the Contract Value is reduced to zero and the Benefit Base is greater than zero		X
Potential surrender charges			X
Potential premium taxes and/or federal income tax consequences		X	X

[1]	The potential Annual Benefit Amount is greatest if at the end of the roll-up period, no withdrawals have been made and the youngest Covered Person has attained the Benefit Base Multiplier Age.
[2]

In order to obtain an automatic step-up, your Contract Value must be greater than your Benefit Base on the rider anniversary. If you make withdrawals, your Contract Value will automatically decline, therefore reducing the likelihood that your Contract Value will be greater than your Benefit Base on your next rider anniversary, thus also reducing the likelihood that you will be able to step-up your Benefit Base.

GMWB 2007 and earlier versions

This optional rider provides a Guaranteed Minimum Withdrawal Benefit that guarantees a minimum amount that you will be able to withdraw from your contract, regardless of investment performance. GMWB is intended to help protect you against poor market performance if you make withdrawals within the limits described below. GMWB does not establish or guarantee a Contract Value or in any way guarantee the investment performance of any investment option available under the contract. You may begin taking withdrawals immediately or at a later time. While the contract is in effect, you will maintain the guarantee if you don’t make withdrawals or if you withdraw less than the limit allowed as specified below. If you do make withdrawals while the contract is in effect, income taxes, tax penalties and surrender charges may apply. A fee for this benefit is deducted on each contract anniversary. See the “Optional Benefit Fees” chart and refer to “Deductions and Charges” above.

Currently we allow you to elect GMWB only on the Contract Date. We may remove this restriction in the future.

The GMWB is not available to you if you are the beneficiary of a deceased Owner’s Contract and are utilizing this Contract as an Inherited/Stretch Annuity.

Asset Allocation or Strategic Program Requirement

If you purchase GMWB, you must select one of the approved programs through which to allocate your purchase payments and Contract Values. You should consult with your registered representative when you initially select a program and periodically review your program with your registered representative to determine if you need to change programs. You may, at any time, switch your current program or option to another, as well as to any modified or new programs or options the Company may make available. We reserve the right to restrict availability of investment options.

Although you may cancel your participation in a program, you should consult your registered representative before doing so, as canceling the program will cause GMWB to terminate without value. You may later re-enroll in a program but re-enrollment will not reinstate GMWB if it has terminated. If a program is eliminated while GMWB is in effect, you will receive notice and you must choose, in consultation with your registered representative, among the other programs and options available.

Descriptions of the programs are found in “Asset Allocation and Strategic Programs” above.

GMWB 2007 (issued on or after May 1, 2007 and before Phoenix Flexible Withdrawal Protector becomes available in your applicable state)

GMWB 2007 guarantees that each contract year after the Benefit Eligibility Date, you may take withdrawals up to the annual benefit amount until the first death of any Covered Person, if the Single Life Option is in effect, or until the last death of any Covered Person if the Spousal Life Option is in effect even if your Contract Value reduces to zero.

Benefit Eligibility Date

The Benefit Eligibility Date represents the date when your lifetime Annual Benefit Amount is available to you.

The Benefit Eligibility Date when the Single Life Option is in effect is the later of the date that this rider is added to the contract (the “rider date”) and the contract anniversary on or following the date the youngest Covered Person attains age 60.

The Benefit Eligibility Date when the Spousal Life Option is in effect is the later of the rider date or the contract anniversary on or following the date the youngest Covered Person attains age 65. If either spouse dies prior to the Benefit Eligibility Date, the Benefit Eligibility Date will be reset to the later of (a) the contract anniversary following the spouse’s date of death, and (b) the contract anniversary on or following the surviving spouse attaining age 65.

Covered Person

The Covered Person is the person whose life is used to determine the duration of lifetime Annual Benefit Amount payments. The Covered Person must be a natural person; the owner, however, can be a non-natural person, e.g., a trust or corporation can be designated.

Single Life Option

Covered Person(s) can be one or more lives. If there is only one designated owner, that owner is the Covered Person. If there are multiple owners, all owners are Covered Persons. If none of the owners are a natural person, all Annuitants become the Covered Persons. The rider terminates upon the first death of the Covered Person(s).

Spousal Life Option

Generally, Covered Persons must be two spouses to receive any economic benefit from the election of this option because federal tax law does not permit the contract to continue after the death of any owner unless the sole beneficiary is the legal spouse of the owner. (See “Definition of “Spouse” under Optional Benefits” for more information.)

For contracts issued in New Jersey and Oregon, Covered Persons must be either two or domestic partners under state law. Consult a tax advisor before purchasing a spousal life option if the Covered Persons are not spouses. If there is only one designated owner, the Covered Persons must be the owner and the owner’s spouse, and the spouse must be the sole beneficiary. If there are spousal owners, the Covered Persons must be the spousal owners, and they must both be the beneficiaries. You cannot elect the Spousal Life Option if you wish to designate multiple non-spousal owners. The rider terminates upon the last death of the Covered Persons.

Annual Benefit Amount

If your Contract Value is greater than zero, the Annual Benefit Amount represents the maximum amount you can withdraw each Contract Year after the Benefit Eligibility Date without reducing the Benefit Base. If your Contract Value reduces to zero, the Annual Benefit Amount represents the annual lifetime amount we will pay.

Prior to the Benefit Eligibility Date, the Annual Benefit Amount is equal to zero. On and after the Benefit Eligibility Date, the Annual Benefit Amount equals 5% of the Benefit Base. The Annual Benefit Amount is recalculated whenever the Benefit Base is recalculated, as specified below. The Annual Benefit Amount may never be less than zero.

Benefit Base

The Benefit Base is the amount established for the sole purpose of determining the Annual Benefit Amount. On the rider date, the Benefit Base is equal to the Contract Value. Thereafter, the Benefit Base may be increased by an applicable Roll-Up, or Automatic Step-Up, or subsequent purchase payments. The Benefit Base may be reduced by withdrawals. The Benefit Base may never exceed $5,000,000.

Subsequent Purchase Payments

When a subsequent purchase payment is received, the Benefit Base equals the current Benefit Base plus the purchase payment amount.

Withdrawals Prior to Benefit Eligibility Date

Prior to the Benefit Eligibility Date, withdrawals, including withdrawals taken to meet RMDs will reduce the Benefit Base in the same proportion as the Contract Value is reduced. Surrender charges may also be assessed if the withdrawal is made within the surrender charge period.

Withdrawals On or After Benefit Eligibility Date

On or after the Benefit Eligibility Date, withdrawals may cause the Benefit Base to be reduced, depending on the amount of the withdrawal.

•	If cumulative withdrawals in any Contract Year are less than or equal to the Annual Benefit Amount then in effect, the Benefit Base will not be reduced.

•

If a withdrawal causes the cumulative withdrawals during a Contract Year to exceed the Annual Benefit Amount, the amount withdrawn in excess of the Annual Benefit Amount and any subsequent withdrawals are all considered excess withdrawals. Each excess withdrawal will reduce the Benefit Base in the same proportion as the Contract Value is reduced by the excess withdrawal.

•	Withdrawals taken to meet the Required Minimum Distribution requirement will be deemed to be within the Annual Benefit Amount and will not cause the Benefit Base to be reduced.

Roll-Up

On each contract anniversary during the first 10 Contract Years following the rider date, if no withdrawals have been taken since the rider date, the Benefit Base will be increased by a percentage of the Benefit Base as of the prior contract anniversary, or, for the Roll-Up at the end of the first contract year, a percentage of the Benefit Base on the last Valuation Date of the first contract year, prior to any Step-Up. The percentage applied is determined when your contract is issued and is shown on the rider specifications page for your rider. Any Roll-Up occurs prior to any applicable Automatic Step-Up, as described below.

Automatic Step-Up

On each contract anniversary after the rider date, the Contract Value and Benefit Base are compared. If the Contract Value is greater than the current Benefit Base, we will automatically step-up the Benefit Base to equal the Contract Value. If, however, the Automatic Step-Up has been suspended, as described below, no Automatic Step-Up will occur.

We may prospectively increase the fee percentage on the effective date of any Automatic Step-Up, subject to the maximum fee percentage shown in the table of “Optional Benefit Fees.” If there is an increase in the fee percentage, we will notify you at least 30 days prior to the contract anniversary. You can decline the increase by contacting us no later than seven days prior to the contract anniversary. If you decline the fee increase, the Automatic Step-up feature will be suspended immediately and your fee percentage will remain unchanged. Once your Automatic Step-up is suspended, you will no longer be eligible for any future Automatic Step-up unless you later request in writing to reactivate it. After we receive your request for reactivation, the Automatic Step-up will resume on the following contract anniversary and the fee percentage effective at that time will apply.

Contract Value Reduced to Zero

When the Contract Value is reduced to zero, the contract terminates. In addition, all rights under the contract and the rider terminate other than as described below.

We will pay you an amount per year equal to the Annual Benefit Amount, until the first death of the Covered Person(s) for the Single Life Option, or until the last death of the Covered Persons for the Spousal Life Option. We will automatically make monthly payments equal to one-twelfth of the Annual Benefit Amount. We may change the payment frequency to annual if a monthly payment would be otherwise less than any minimum payment requirement.

If the Contract Value is reduced to zero before the Benefit Eligibility Date, we will calculate the Annual Benefit Amount. The new Annual Benefit Amount is equal to 5% of the Benefit Base at the time the Contract Value reduces to zero. Monthly Payments, however, will not commence until one month after the Benefit Eligibility Date.

If the Contract Value is reduced to zero on or after the Benefit Eligibility Date, monthly payments will commence one month after the Contract Value reduces to zero.

Payments under the Single Life Option cover only one life, and will continue until the first death of the Covered Person(s). All Covered Persons must be living on the date we make the first payment.

Payments under the Spousal Life Option cover two spousal lives, and will continue until the last death of the Covered Persons. Under the Spousal Life Option at least one of the Covered Persons must be living on the date we make the first payment.

Cancellation

You may cancel this rider at any time in writing in a form acceptable to us. Once cancelled, all rights and benefits under the rider terminate. We will assess the current year rider fee at time of cancellation prorated by the time elapsed for the contract year. Past rider fees will not be refunded.

Termination of Benefit

This benefit will terminate without value on the occurrence of any of the following dates:

•	the date of first death of the Covered Person(s) for the Single Life Option, or the date of last death of the Covered Persons for the Spousal Life Option;

•	the date there is a change of contract Owner(s) (or Covered Person if the contract Owner is a non-natural person);

•	the date annuity payments commence under an Annuity Payment Option as described in the contract;

•	the date the contract to which this benefit is attached terminates;

•	the date any investment restriction is violated;

•	the date both the Contract Value and Benefit Base have been reduced to zero; or

•	the date the contract Owners elect in writing to terminate the benefit.

Additional Programs

If you have any Optional Benefit other than Phoenix Income Protector attached to your contract, you must elect and continue to participate in a single, approved asset allocation program or the Optional Benefit will terminate. All initial and subsequent purchase payments and Contract Value must be allocated to your chosen program beginning on the date your chosen rider is effective, which currently must be the contract date. There is no charge to participate in any approved program.

Provided that you do not have any Optional Benefit riders attached to your contract, you may elect any of the additional programs described below at any time and at no charge.

We may discontinue, modify or amend these programs as well as offer new programs or change the programs that are approved for use with the Optional Benefits in the future.

Asset Allocation and Strategic Programs

Asset allocation and strategic programs are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The asset allocation and strategic programs reflect the philosophy that diversification among asset classes may help reduce volatility and boost returns over the long term. An asset class is a category of investments that have similar characteristics, such as stocks or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer (government, corporate, municipal). We currently offer several asset allocation programs some of which are approved for use with the Optional Benefits. Information about the programs we currently offer and whether each is approved for use with an Optional Benefit is provided below.

For ease of reference throughout this section, we refer to the asset allocation and strategic programs described, simply as “programs”, and we refer to the asset allocation options available within the programs, as “options”. We do not charge for participating in the programs or their options. You may participate in only one asset allocation program at a time and your ability to use an asset allocation program with Asset Rebalancing and Dollar Cost Averaging or Enhanced Dollar Cost Averaging is limited as described in “Use of Dollar Cost Averaging with Asset Rebalancing and Allocation Programs.” Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option within a program, or may offer other asset allocation services which, at our discretion, may be available to current contract owners. For the most current information on any program or option, please contact your registered representative.

Selecting a Program and Option-Contracts without Optional Benefits

If you have not elected an Optional Benefit for your contract, you are not required to elect an asset allocation program but may do so if you wish. If you are interested in electing a program, you should consult with your registered representative to discuss your choices. For certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon, and risk tolerance. You should periodically review these factors to determine if you need to change programs or options.

When you participate in a program, all of your purchase payments and Contract Value will be allocated to the investment options in accordance with your selected program and, if applicable, the option within that program. You may, at any time, switch your current program or option, and may elect any modified or new programs or options the Company may make available subject to our rules and rates then in effect. You may cancel your participation in a program at any time, and later re-enroll in a program by contacting our Customer Service Office. If a program is eliminated, we will notify you of the elimination and you should consult with your registered representative to choose among the other programs available at that time. To enroll in a program, you must properly complete the election form we require and return it to our Customer Service Office at the address shown in the glossary section of your prospectus.

Selecting a Program and Option-Contracts with Optional Benefits

If you purchase a contract with an Optional Benefit, other than Phoenix Income Protector, you must select one of the approved programs through which to allocate your purchase payments and Contract Value. When you participate in one of the approved programs all your purchase payments and Contract Value will be allocated to the investment options in accordance with your selected program and, if applicable, the option within that program. You should consult with your registered representative when you initially select a program and periodically review your program with your registered representative to determine if you need to change programs or options. You may, at any time, switch your current program or option to another approved program and may elect any modified or new programs or options the Company may make available subject to our rules then in effect. If we are then charging different fees for Optional Benefits based on the approved asset allocation program you select, changing programs or options may change the fee for the Optional Benefit on your contract.

Although you may cancel your participation in a program, you should consult your registered representative before doing so, as canceling the program will cause your Optional Benefit to terminate without value. You may later re-enroll in a program but re-enrollment will not reinstate an Optional Benefit. If a program is eliminated, we will notify you of the elimination and you should consult with your registered representative to choose among the other programs available at that time.

Program Availability

When you elect an Optional Benefit rider other than the Phoenix Income Protector you must allocate all purchase payments to one program or program option that is available at the time of your election. (To simplify this discussion, the term “program” refers to both a program and a program option for those programs offering more than one investment option.) Contract Value and purchase payments may never be allocated to more than one program. Transfers of partial contract value are not permitted. Different programs have been offered with different Optional Benefits during various time periods. We may discontinue, modify, or amend programs and we may make different programs available in the future. For all time periods, regardless of program availability changes, you will be permitted to remain in the program in which you are invested and to allocate additional purchase payments to that program. You may not transfer into a program that is not available on the date of the requested transfer. However, prior to June 22, 2009, you were permitted to transfer back into a program in which you were previously invested, even if it is not listed as generally available on the date of the transfer request. You should note that, beginning with the June 22, 2009 program availability changes, if you transfer out of a program, you will not be able to transfer back into that program if it is not available on the date of the requested transfer. Please see “Appendix A - Investment Options Available Under the Contract - Investment Restrictions for GMWB” for a table showing program availability during various time periods.

A brief description of each program follows.

•	AllianceBernstein VPS Balanced Hedged Allocation Portfolio

The AllianceBernstein VPS Balanced Hedged Allocation Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. Investments in real estate investment trusts, or REITs, are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the portfolio. The targeted blend for the non-REIT portion of the equity component is an equal weighting of growth and value stocks. This asset allocation option is rebalanced as necessary in response to markets.

•	Franklin Templeton Founding Investment Strategy

Through the Franklin Templeton Founding Investment Strategy, purchase payments and Contract Value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the Contract Value allocated to the three investment options back to the original allocation percentages in each investment option.

•	Franklin Income VIP Fund—34%

•	Franklin Mutual Shares VIP Fund—33%

•	Templeton Growth VIP Fund—33%

•	Franklin Templeton Perspectives Allocation Strategy

Through the Franklin Templeton Perspectives Allocation Strategy, purchase payments and Contract Value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the Contract Value allocated to the three investment options back to the original allocation percentages in each investment option.

•	Franklin Flex Cap Growth VIP Fund—34%

•	Franklin Mutual Shares VIP Fund—33%

•	Templeton Growth VIP Fund—33%

•	Morningstar Asset Allocation Series

The Morningstar Asset Allocation Series (“the Series”) are risk-based portfolios (“Portfolios”) that invest in ETFS, which are typically structured as open-end investment companies or unit investment trusts. The Series were designed on established principles of asset allocation and are intended to provide various levels of potential return for a targeted level of risk. The Series’ asset allocation policy is dynamically managed to consider changes in the economy or markets. The Portfolios in the Series are continuously managed to the asset allocation policy. The Portfolio options approved for use are:

•	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II

•	Morningstar Balanced ETF Asset Allocation Portfolio – Class II

•	Morningstar Growth ETF Asset Allocation Portfolio – Class II

•	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II

•	Phoenix-Ibbotson Strategic Asset Allocation—(Closed to new investors effective June 22, 2009)

PHL Variable and Ibbotson Associates have developed five asset allocation options, each comprised of selected combinations of investment options. Except as noted above, the options approved for use are:

•	Conservative Portfolio which seeks conservation of capital and has a portfolio allocation more heavily weighted in fixed income investments than in equities.

•

Moderately Conservative Portfolio which primarily seeks current income, with capital growth as a secondary objective, and has a portfolio allocation of approximately equal weightings in equities and fixed income investments.

•

Moderate Portfolio which seeks long-term capital growth and current income with emphasis on current growth, and has a portfolio allocation more heavily weighted in equities than in fixed income investments.

•

Moderately Aggressive Portfolio which seeks long-term capital growth with current income as a secondary objective, and has more than three quarters of the portfolio in equities and less than one quarter in fixed income investments.

•	Aggressive Portfolio which seeks long-term capital growth and is invested primarily in equities.

On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your purchase payments (Contract Value for in force policies), however, will not be allocated in accordance with the updated options unless you specifically request we do so. If you elect to participate in this program on and after September 10, 2007, on an annual basis, we will reallocate the Contract Value allocated to the investment options included in the program so that, following this reallocation, the percentage in each investment option equals the percentage originally used for the program. We will make this reallocation effective on the Valuation Date immediately preceding each anniversary of your contract date for as long as the asset allocation program is in effect for your contract. You should consult with your registered representative for the most current information on this program and the options within the program.

If you should elect any of the Portfolios listed above, transfers made under these programs will not be counted toward the 12 transfers per year after which we may impose a transfer fee.

Asset Rebalancing Program

The Asset Rebalancing Program allows you to specify the percentage levels you would like to maintain among the investment options. Asset Rebalancing does not permit transfers to or from the GIA.

We will automatically rebalance contract values among the investment options to maintain your selected allocation percentages. You can choose to have us make these transfers monthly, quarterly, semiannually or annually. These transfers will occur on the date you specify (provided we receive the request in good order), unless the specified date falls on a holiday or weekend, in which case the transfers will occur on the next succeeding Valuation Date. You may start or discontinue this program at any time by submitting a written request or calling our Customer Service Office.

The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, the Asset Rebalancing Program is not available while the Dollar Cost Averaging Program is in effect.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount to the investment options or GIA on a monthly, quarterly, semiannual or annual basis. Generally, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semiannually or $300 annually. Also, purchase payments of $1,000,000 or more require our approval before we will accept them for processing. You must have an initial value of $2,000 in the GIA or in the investment option from which funds will be transferred (sending investment option), and if the value in that investment option or the GIA drops below the amount to be transferred, the entire remaining balance will be transferred and no more systematic transfers will be processed. Values may be transferred from only one sending investment option or from the GIA but may be allocated to multiple receiving investment options. Under the Dollar Cost Averaging Program, you may transfer approximately equal amounts from the GIA over a period of 6 months or more. Transfers under the Dollar Cost Averaging Program are not subject to the general restrictions on transfers from the GIA.

Upon completion of the Dollar Cost Averaging Program, you must notify us at 800/541-0171 or in writing to our Customer Service Office to start another Dollar Cost Averaging Program.

All transfers under the Dollar Cost Averaging Program will be executed on the basis of values as of the first of the month rather than on the basis of values next determined after receipt of the transfer request. If the first of the month falls on a holiday or weekend, then the transfer will be processed on the next succeeding Valuation Date.

The Dollar Cost Averaging Program is not available to individuals who invest via a bank draft program. Except as described below, the Dollar Cost Averaging Program is not available to individuals while the Asset Rebalancing Program is in effect.

The Dollar Cost Averaging Program does not ensure a profit nor guarantee against a loss in a declining market. There is no charge associated with participating in this program.

We may at different times offer additional or multiple Dollar Cost Averaging Programs, such as an Enhanced Dollar Cost Averaging Program. If elected, an Enhanced Dollar Cost Averaging Program would entitle you to an enhanced GIA interest rate for value, less applicable contract charges, allocated to the GIA (Net Value) for a specified period of time.

You may cancel an Enhanced Dollar Cost Averaging Program at any time. Choosing to cancel an Enhanced Dollar Cost Averaging Program prior to the end of your chosen program period will not change the enhanced GIA interest rate you are being credited.

In the event of an early cancellation the enhanced GIA rate will only be applied to the Net Value allocated to your program from the start date of your program to your cancellation date. The cancellation date is the valuation date we receive your cancellation request in good order at our Customer Service Office.

After the cancellation date, you may transfer the Net Value that was invested in the Enhanced Dollar Cost Averaging Program from the GIA to the investment options without being subject to the Maximum GIA Percentage.

We reserve the right to modify, suspend, or terminate any Dollar Cost Averaging Program we offer.

Use of Dollar Cost Averaging with Asset Rebalancing and Allocation Programs

If you elect GMIB or other optional benefit after your contract is issued, you may not participate in any Dollar Cost Averaging or Asset Rebalancing program while GMIB is in effect. If you are currently in a program of this type, it will terminate on the date that GMIB becomes effective.

If you elect to participate in the Franklin Templeton Founding Investment Strategy, or the Phoenix-Ibbotson Strategic Asset Allocation Program then you may also elect to participate in the following programs:

1.	Dollar Cost Averaging or Enhanced Dollar Cost Averaging; and

2.

Asset Rebalancing with monthly rebalancing in the Franklin Templeton Founding Investment Strategy, or Asset Rebalancing with annual rebalancing in the Phoenix-Ibbotson Strategic Asset Allocation Program.

If you elect both the Enhanced Dollar Cost Averaging and the Asset Rebalancing Program, your entire dollar cost averaging transfer amount must be allocated to the Allocation Program in effect for your contract.

Interest Investment Program

We may at different times offer an Interest Investment Program. Under this program, interest earned on purchase payments allocated to the GIA will automatically be transferred out to any of the investment options under the separate account.

You may elect to transfer interest earned on purchase payments allocated to the GIA on a monthly, quarterly, semiannual or annual basis. The amount that we transfer under the program will be based on the interest earned for the period you elect. We will process the automatic transfers on the first day of the month for the period that applies following our receipt of your transfer request. Should the first day of the applicable month fall on a holiday or weekend, we will process the transfer on the next business day.

You must have a value of $10,000 in the GIA at all times to keep this program in effect. If the value in the GIA drops below $10,000 for any reason, then no more automatic transfers will be processed under the program. To start or stop the Interest Investment Program, you must notify us at 800/541-0171 or send a written request to our Customer Service Office. Transfers under the Interest Investment Program are not subject to the general restrictions on transfers from the GIA.

The Interest Investment Program is not available to individuals who invest via a bank draft program or while the Dollar Cost Averaging Program or Asset Rebalancing Program are in effect.

The Interest Investment Program does not ensure a profit nor guarantee against a loss in a declining market. There is no charge associated with participating in this program.

Systematic Withdrawal Program

Prior to the Maturity Date, you may partially withdraw amounts automatically on a monthly, quarterly, semiannual or annual basis under the Systematic Withdrawal Program. You may withdraw a specified dollar amount or a specified percentage. The withdrawals are taken from the Contract Value with each investment option and GIA bearing a pro rata share.

The minimum withdrawal amount is $100. Withdrawals will be processed on the date you specify (provided we receive the request in good order) unless the specified date falls on a holiday or weekend, in which case the transfers will occur on the next succeeding Valuation Date. If no date is specified by you, then withdrawals will be processed on each monthly contract anniversary. Any applicable surrender charges, market value adjustment, and taxes will be applied to the withdrawal.

You may start or terminate this program by sending written instructions to our Customer Service Office in the manner and format specified by us. This program is not available on or after the Maturity Date. There is no charge for participating in this program.

Payment Upon Death Before Maturity Date

When is the Death Benefit Payable?

A death benefit is payable when the owner (or primary Annuitant when the contract is owned by a non-natural person) dies. If there is more than one owner, a death benefit is payable upon the first owner to die.

Who Receives Payment?

•	Death of an Owner/Annuitant

If the owner/annuitant dies before the contract Maturity Date, the death benefit will be paid to the owner/annuitant’s beneficiary. If the spouse is the beneficiary, see “Spousal Beneficiary Contract Continuance.”

•	Death of an Owner—Multiple Owners

If one of the owners dies prior to the Maturity Date, the death benefit will be paid to the surviving owner(s), if any, who will be deemed to be the designated beneficiary(s).

•	Death of an Annuitant who is not the Owner

If the owner and the annuitant are not the same individual and the Annuitant dies prior to the Maturity Date, the owner becomes the Annuitant and the contract continues, unless the owner appoints a new Annuitant. If a joint Annuitant dies prior to the Maturity Date, the owner may appoint a new joint Annuitant. The death of the Annuitant or joint Annuitant will not cause the death benefit to be paid unless the contract is owned by a non-natural person.

•	Death of Owner who is not the Annuitant

If the owner who is not the Annuitant dies before the contract Maturity Date, the death benefit will be paid under the contract to the owner’s beneficiary, unless the beneficiary is the spouse and the spouse elects to continue the contract. The survival of the Annuitant does not affect this payment. If the spouse is the beneficiary, see “Spousal Beneficiary Contract Continuance.”

•	Spousal Beneficiary Contract Continuance

If the owner/annuitant or owner non-annuitant dies and the spouse of the owner is the named contract beneficiary, the spousal beneficiary can elect to continue the contract as the contract owner. This election is only allowed prior to the Maturity Date and can be elected only one time. When the spouse elects to continue the contract, the death benefit amount that the spouse is entitled to receive will become the new Contract Value for the continued contract and the current death benefit option will remain in effect.

•	Ownership of the Contract by a Non-Natural Person

If the owner is not an individual, the death of the primary Annuitant is treated as the death of the owner.

What is the Death Benefit Amount?

The owner shall elect any of the available death benefit options at the time of the initial purchase payment. If no option is elected, Death Benefit Option 1 will apply. If we grant your request to change ownership, Death Benefit Option 1 shall apply, unless we agree otherwise.

•	Death Benefit Option 1—Return of Premium

Upon the death of the owner (or if there is more than one owner, on the death of the owner who dies first), the death benefit is the greater of:

a)	the sum of all of purchase payments, less adjusted partial withdrawals (as defined below); or

b)	the Contract Value on the claim date.

For contracts issued in the state of Indiana, the death benefit is equal to the Contract Value on the claim date.

•	Death Benefit Option 2—Annual Step-up

This death benefit is based on the age of the owner. If there is more than one owner, it is based upon the age of the eldest owner at issue.

Upon the death of the owner who has not attained age 80, the death benefit is the greatest of:

a)	the sum of all purchase payments, less adjusted partial withdrawals (as defined below); or

b)	the Contract Value on the claim date; or

c)	the annual step-up amount (as defined below).

Upon the death of the owner who has attained age 80, the death benefit is the greater of:

a)

the death benefit amount in effect at the end of the contract year prior to the owner attaining age 80, plus the sum of all purchase payments less adjusted partial withdrawals (as defined below) made since the end of the contract year prior to the owner attaining age 80; or

b)	the Contract Value on the claim date.

If the owner is not an individual, the age of the primary Annuitant will be used to calculate the death benefit amount. If the spouse elects to continue the contract under Death Benefit Option 2, the death benefit will be calculated using the surviving spouse’s attained age.

Adjusted Partial Withdrawal: The result of multiplying the ratio of the partial withdrawal to the Contract Value and the death benefit (prior to the withdrawal) on the withdrawal date.

Annual Step-up Amount: In the first contract year the step-up amount is equal to 100% of purchase payments less adjusted partial withdrawals. After that, in any following contract year the step-up amount equals the greater of (1) the step-up amount at the end of the prior contract year, plus any purchase payments made since the end of the prior contract year, less any adjusted partial withdrawals made since the end of the prior year; or (2) the Contract Value.

If you are the beneficiary of a deceased Owner’s Contract and are utilizing this Contract as an Inherited/Stretch Annuity, only the Return of Premium death benefit is available to you.

The amount of a death benefit is determined as of the claim date, which is the date on which we receive due proof of death in good order. We pay death benefit proceeds within seven days after receipt of due proof of death in good order. No surrender charge is imposed on the death benefit amount, regardless of how the death benefit amount is paid out. The death benefit amount is reduced by the amount of any outstanding loan and accrued loan interest.

If the beneficiary makes no election regarding how the death benefit is to be paid out and the death benefit amount is more than $5000, then we will transfer the death benefit amount to the Concierge Account, a retained asset account. If there is no such election but the death benefit amount is $5000 or less, then we deliver the death benefit proceeds in the form of a check. A beneficiary who does elect the manner in which the death benefit is settled can choose from several options, including lump sum, continuing the contract (if a surviving spouse), applying the death benefit proceeds to an annuity option, or affirmatively electing that the death benefit proceeds be transferred to the Concierge Account. In settlement-related materials that we deliver to beneficiaries to help them with their choice, we describe the available annuity options—which are a subset of the annuity options set forth in this prospectus (e.g., life annuity with specified period certain). There are specific Internal Revenue Code requirements regarding payment of the death benefits, see “Federal Income Taxes—Distribution at Death.” A recipient should consult a legal or tax adviser in selecting among the death benefit payment options.

The Concierge Account is not insured by the FDIC, NSUSIF, or any other state or federal agency which insures deposits. The guarantee of principal is based on the claims-paying ability of Nassau Life Insurance Company.

As an illustration of how one death benefit option operates, if death occurs before age 80, purchase payments less withdrawals were $30,000, Contract Value as of the claim date were $25,000, and the Annual Step-Up Amount on the claim date were $35,000, then the death benefit amount would be the greater amount—$35,000.

Payment Upon Death After Maturity Date

If an owner dies on or after the Maturity Date and there is no surviving owner, any remaining certain period annuity payments will be paid to the beneficiary under the Annuity Payment Option in effect on the date of death. Generally, payments may not be deferred or otherwise extended. (For information regarding the Inherited/Stretch Annuity feature of this Contract, see the section of this prospectus entitled “Inherited/Stretch Annuity Feature.”)

If there is a surviving owner, the payments continue as if there had been no death. If the Annuitant and joint Annuitant, if any, die and are survived by any owner(s), any remaining certain period annuity payments will be paid to such owner(s). Payments will continue under the Annuity Payment Option in effect at the date of death and may not be deferred or otherwise extended. The payments to the beneficiary must be made at least as rapidly as the payments were being made to the owner.

Retained Asset Account

Death benefit proceeds will be payable in a single lump sum. At the time of payment you may elect to have the full death benefit amount sent to you. Unless otherwise provided for under state law, if you do not elect a single lump sum or you make no election, the proceeds of a death benefit of more than $5000 payable to an individual, trust or estate will be applied to the Concierge Account (“CA”), an interest bearing draft account with check writing privileges. The CA is generally not offered to corporations or similar entities. You may opt out of the CA at any time by writing a check from the CA for the full amount of your balance or by calling our Customer Service Office. A supplementary contract may be issued when death benefit proceeds are paid through the CA.

The CA is part of the general account of Nassau Life, an affiliated life insurance company. It is not a checking or bank account and is not insured by the FDIC, National Credit Union Share Insurance Fund (“NCUSIF”), or any other state or federal agency which insures deposits. No additional amounts aside from the death benefit may be deposited into the CA. As part of Nassau Life Insurance Company’s general account, it is subject to the claims of Nassau Life Insurance Company’s creditors. Nassau Life Insurance Company may receive a financial benefit from earnings on amounts left in the CA. The guarantee of principal is based on the claims-paying ability of Nassau Life Insurance Company and principal is covered by the state guaranty association. Interest paid on amounts in the CA is taxable as ordinary income in the year such interest is credited.

Amounts in the CA may become subject to state abandoned and unclaimed property laws. Please consult a tax advisor.

Unclaimed Property

States have abandoned and unclaimed property laws and regulations which generally declare amounts due under annuity contracts or life insurance policies to be abandoned after a period of inactivity, which is generally three to five years from the date a benefit is due and payable. These laws generally apply to maturity or death benefits. The value in an insurance policy or contract is not considered as abandoned or unclaimed merely because a withdrawal or surrender is permitted but not requested; there needs to be an event, such as a death, that makes the amount due. Under such an unclaimed property law, when the owner dies and a payment of the death benefit is triggered, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, state laws and regulations may mandate that the death benefit proceeds be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the proceeds escheated (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your address and your beneficiary designations, including their addresses, if and as they change. Please call us to make such changes.

Participant Loans Under 403(b) Plans

Loans from the Contract are made only to those who are plan participants invested in a contract we have sold to a plan qualified under Section 403(b) of the Code. For these contracts, the minimum loan amount is $1000. The maximum loan amount cannot be more than the greater of (a) 90% of the first $10,000 of Contract Value minus any surrender charge (b) 50% of the Contract Value minus any surrender charge and (c) with respect to any amount taken from the GIA to fund the loan, the amount withdrawn from GIA may not exceed the greater of $1000 or 25% of the Contract Value in GIA when the loan is made. In no event can the loan amount exceed $50,000. In connection with each loan, there is an administrative fee equal to $15 maximum, but currently we do not impose that fee.

A participant may request (a) a proportionate loan, in which amounts withdrawn from Contract Value in connection with the loan are taken pro rata from the investment options in which the participant’s Contract Value is invested at the time of the loan request or (b) a loan as to which the participant specifies the investment options as to which amounts will be withdrawn and the amount to be withdrawn from each investment option. If the participant fails to specify either option, we will process the loan as a proportionate loan.

Amounts withdrawn from the participant’s investment options in connection with a loan are not subject to a surrender charge when withdrawn and are deposited into our loan security account, which is part of our general account. In the Federal Truth in Lending Disclosure that we will deliver to the participant when the loan is made, we will disclose, among other things (a) the differential between interest credited to amounts held as collateral in the loan security account and the interest rate we charge on the loan and (b) the loan repayment schedule. Generally, the interest rate charged for the loan is 2% annually and the interest paid on the loan collateral held in our loan security account is 0%. Simple loan interest accrues on a daily basis.

With respect to loan repayment, the outstanding loan balance becomes immediately due upon any of the following events (a) the later of the participant’s “applicable age” and separation from employment with the current employer (b) receipt of election to terminate the contract or (c) our receipt of due proof of death.

As part of the process by which a participant takes a loan, the participant also commits to a loan repayment schedule (e.g., paying off the loan on a monthly basis). Loan repayments will first pay any accrued loan interest. The balance will be applied to reduce the outstanding loan balance and will also reduce the amount of the Loan

Security Account by the same amount that the outstanding loan balance is reduced. The Loan Security Account is part of the general account and is the sole security for the loan. It is increased with all loan amounts taken and reduced by all repayments of loan principal.

The balance of loan repayments, after payment of accrued loan interest, will be credited to the investment options of the Separate Account or the GIA in accordance with the participant’s most recent purchase payments allocation on file with us. Under section 72(p) of the Code, if a loan payment is not paid within 90 days after the payment was due, then the entire loan balance plus accrued interest will be in default. In the case of default, the outstanding loan balance plus accrued interest will be deemed a distribution for income tax purposes, and will be reported as such pursuant to Code requirements. At the time of such deemed distribution, interest will continue to accrue until such time as an actual distribution occurs under the contract.

Because a participant loan is funded through a withdrawal from the contract, amounts borrowed under a contract do not participate in the investment experience of the Separate Account. As such, loans can affect the Contract Value, the death benefit, and optional benefits whether or not the loan is repaid. It also is the case that Contract Value at surrender and the amount of the death benefit (where the death benefit amount is based on Contract Value) will be reduced by the amount of any outstanding loan (and accrued interest).

Surrender of Contract and Withdrawals

If the owner is living, amounts held under the contract may be withdrawn in whole or in part prior to the Maturity Date, or after the Maturity Date under Variable Annuity Payment Options K or L. Under Annuity Option K and Annuity Option L (discussed below in the Annuity Payments Option section), you can receive annuity payments under those options and also take unscheduled withdrawals. To make an unscheduled withdrawal, you would complete and submit our prescribed form just as you would do with respect other types of partial withdrawals. There is no free withdrawal amount with respect to an unscheduled withdrawal under Annuity Options K and L, and thus, you are subject to a surrender charge. Please be aware that if you were to exhaust the Contract Value through such unscheduled withdrawals, the Contract would terminate. From a federal tax perspective, unscheduled withdrawals are treated in the same manner as other partial withdrawals. If you surrender the contract, the proceeds you receive upon surrender will be reduced by the amount of any outstanding loan and accrued loan interest.

Prior to the maturity date, you may withdraw up to 10% of the Contact Value in a contract year, either in a lump sum or by multiple scheduled or unscheduled partial withdrawals, without the imposition of a surrender charge. During the first contract year, the 10% withdrawal without a surrender charge will be determined based on the Contact Value at the time of the first partial withdrawal. In all subsequent years, the 10% will be based on the previous contract anniversary value. A signed written request for withdrawal must be sent to our Customer Service Office. Note that we reset the 10% amount each Contract year, rather than carry over all or any part of the 10% amount from the prior contract year. Withdrawals are subject to income tax on any gain plus a 10% penalty tax if the contract holder is under age 59 1⁄2. See “Federal Income Taxes.”

Withdrawals will reduce the Contract Value, can reduce the guaranteed annuitization value under the GMIB by more than the dollar amount of the withdrawal, and can result in termination of GMIB.

The appropriate number of Accumulation Units of an investment option will be redeemed at their value next determined after the receipt by our Customer Service Office of a written notice in a form satisfactory to us. Accumulation units redeemed in a partial withdrawal from multiple investment options will be redeemed on a pro rata basis unless you designate otherwise. Contract Values in the GIA will also be withdrawn on a pro rata basis unless you designate otherwise. The resulting cash payment will be made in a single sum, ordinarily within seven days after receipt of such notice. However, redemption and payment may be delayed under certain circumstances. See “Payment Deferral.” There may be adverse tax consequences to certain surrenders and partial withdrawals. See “Surrenders or Withdrawals Prior to the Contract Maturity Date.” A deduction for surrender charges may be imposed on partial withdrawals from, and complete surrender of, a contract. See “Surrender

Charges.” Any surrender charge imposed is deducted from amounts withdrawn (or if you so elect from the remaining Contract Value). The surrender charge is calculated on a first-in, first-out basis. In other words, we calculate your surrender charge by assuming your withdrawal is applied to purchase payments in the order your purchase payments were received.

Certain restrictions on redemptions are imposed on contracts used in connection with Internal Revenue Code Section 403(b) plans. Code section 403(b)(11) imposes certain restrictions on a contract holder’s ability to make withdrawals from, or surrenders of, section 403(b) contracts. Specifically, section 403(b)(11) allows a surrender or withdrawal only (a) when the employee attains age 59 1⁄2, separates from service, dies or becomes disabled (as defined in the Code), or (b) in the case of hardship. Section 403(b)(11) applies only with respect to distributions from section 403(b) contracts which are attributable to assets other than assets held as of the close of the last year beginning before January 1, 1989. Thus, the distribution restrictions do not apply to assets held as of December 31, 1988.

You must sign a form satisfactory to us to take a withdrawal, surrender, or replace your contract. For your protection, the form must be requested from our Customer Service Office by you or your agent. The form requested and sent to you for that particular transaction must be returned to the address specified on the form, in order to process the transaction. For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your contract provides for loans) over $100,000. In addition, there is a possibility that withdrawals may be included in the definition of “net investment income” for purposes of section 1411 of the Internal Revenue Code. If section 1411 applies to the income, in addition to income tax, there is an additional tax of 3.8 percent. Section 1411 is imposed only on taxpayers whose income exceeds a stated threshold amount.

Please note that under Annuity Option K and Annuity Option L (discussed below in the Annuity Payments Option section), you can receive annuity payments under those options and also take unscheduled withdrawals.

Contract Termination

The contract will terminate if on any valuation the contract value is zero. PHL Variable will notify you in writing that the contract has terminated.

Internet, Interactive Voice Response and Telephone Transfers

In addition to making requests in writing using a form authorized by PHL Variable, you may transfer your Contract Value among the available investment options and make changes to your purchase payment allocations by Internet, Interactive Voice Response, telephone, or fax. The Company may discontinue Internet, Interactive Voice Response, and telephone transfers at any time.

PHL Variable will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information. You will receive written confirmation of all transfers. PHL Variable may be liable for following unauthorized instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that PHL Variable reasonably believes to be genuine.

We may modify or terminate your transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

Prior to the Maturity Date of your contract, you may elect to transfer all or any part of the Contract Value among one or more investment options or the GIA subject to the limitations established for the GIA. A transfer from an investment option will result in the redemption of Accumulation Units and, if another investment option is selected, in the purchase of Accumulation Units. The exchange will be based on the values of the

Accumulation Units next determined after the receipt by our Customer Service Office of notice of election in a form satisfactory to us. A transfer among investment options or the GIA does not automatically change the purchase payment allocation schedule of your contract.

You may also request transfers and changes in payment allocations among available investment options or the GIA by calling us at 800/541-0171 between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time on any Valuation Date. You may permit your registered representative to submit transfer requests on your behalf. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple contract owners. Like an individual transfer request, the transfer request must be submitted in good order to be processed. We will employ reasonable procedures to confirm that transfer instructions are genuine. We will require verification of account information. All transfer and allocation changes will be confirmed in writing to you. To the extent that procedures reasonably designed to prevent unauthorized transfers are not followed, we may be liable for following transfer instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party we reasonably believe to be genuine. These transfer exchange and allocation change privileges may be modified or terminated at any time on a case by case basis. In particular, during times of extreme market volatility, transfer privileges by telephone or otherwise may be difficult to exercise. In such cases you should submit written instructions.

Unless we otherwise agree or unless the Dollar Cost Averaging Program has been elected, (see below), you may make only one transfer per contract year from the GIA. Nonsystematic transfers from the GIA will be made on the date of receipt by our Customer Service Office except as you may otherwise request. For nonsystematic transfers, the amount that may be transferred from the GIA at any one time cannot exceed the greatest of $1,000 or 25% of the Contract Value in the GIA at the time of transfer. In addition, transfers from the GIA may be limited by the Maximum GIA Percentage.

No surrender charge will be assessed when a transfer is made. The date a purchase payment was originally credited for the purpose of calculating the surrender charge will remain the same. We do not charge for transfers at this time. However, we reserve the right to charge a fee of $20 for each transfer after your first 12 transfers in a contract year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the 12 transfer limit. There are additional restrictions on transfers from the GIA as described above and in the section titled ”GIA Restrictions.”

Market Timing and Other Disruptive Trading

We discourage market timing activity, frequent transfers of Contract Value among investment options and other activity determined to be “Disruptive Trading”, as described below. Your ability to make transfers among investment options under the contract is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege constitutes “Disruptive Trading” that may disadvantage or potentially harm the rights or interests of other contract owners.

“Disruptive Trading” includes, but is not limited to: frequent purchases, redemptions and transfers; transfers into and then out of an investment option in a short period of time; and transfers of large amounts at one time. The risks and harmful effects of Disruptive Trading include:

•

dilution of the interests of long-term investors in an investment option, if market timers or others transfer into or out of the investment option rapidly in order to take advantage of market price fluctuations;

•

an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

•	increased brokerage and administrative expenses.

To protect our contract owners and the underlying funds from Disruptive Trading, we have adopted certain policies and procedures.

Under our Disruptive Trading policy, we can modify your transfer privileges for some or all of the investment options. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any investment option at any one time. Unless prohibited by the terms of your contract, we may (but are not obligated to):

•	limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

•

restrict the method of making a transfer (e.g., require that all transfers into a particular investment option be sent to our Customer Service Office by first class U.S. mail and/or rescind telephone or fax transfer privileges),

•	require a holding period for some investment options (e.g., prohibit transfers into a particular investment option within a specified period of time after a transfer out of that investment option),

•	or implement and administer redemption fees imposed by one or more of the underlying funds), or

•	impose other limitations or restrictions.

Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a contract owner’s transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other contracts or policies owned by or under the control or influence of the same individual or entity. If you have authorized your registered representative to make transfers on your behalf (for some registered representatives, this may not be permitted), he or she may submit your transfer request in a batch of requests for multiple contract owners. We monitor these transfers on an individual basis, rather than on a batch basis. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some Contract Owners could engage in Disruptive Trading while others will bear the effects of their activity.

Currently we attempt to detect Disruptive Trading by monitoring activity for all contracts. Possible Disruptive Trading activity may result in our sending a warning letter advising the owner of our concern. Regardless of whether a warning letter is sent, once we determine that Disruptive Trading activity has occurred, we may revoke the owner’s right to make Internet and IVR transfers. We will notify Contract Owners in writing (by mail to their address of record on file with us) if we limit their trading.

We have adopted these policies and procedures as a preventative measure to protect all Contract Owners from the potential effects of Disruptive Trading, while recognizing the need for contract holders to have available reasonable and convenient methods of making transfers that do not have the potential to harm other contract owners.

We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, IVR, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting and restricting all transfer activity that constitutes Disruptive Trading. Moreover, we cannot guarantee that revoking or limiting a Contract

Owner’s Internet, IVR, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than PHL Variable and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some Contract Owners may be treated differently than others, resulting in the risk that some Contract Owners could engage in Disruptive Trading while others will bear the effects of their activity.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. PHL Variable has entered into information sharing agreements with the underlying funds of this variable product as required by Rule 22c-2 of the Investment Company Act of 1940. The purpose of the information sharing is to provide information to the underlying funds so that they can monitor, warn, and restrict Contract Owners who may be engaging in disruptive trading practices as determined by the underlying funds. We reserve the right to reject, without prior notice, any transfer request into any investment option if the purchase of shares in the corresponding underlying fund is not accepted for any reason.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement.

We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our Disruptive Trading policy.

The Annuity Period

The annuity period begins after the accumulation period of the contract, when annuity payments are made to you.

Annuity Payments

Annuity payments will begin on the contract’s Maturity Date if the owner is alive and the contract is still in force. Beginning on the Maturity Date, investment in the Separate Account is continued unless a Fixed Payment Annuity is selected. Once annuity payments have commenced, the Annuity Option may not be changed, and (except with respect to Annuity Payment Option K and Annuity Payment Option L), you may no longer withdraw Contract Value. The annuitized Contract Value is reduced by the amount of any outstanding loans plus accrued interest.

Surrender charges will be waived when you begin taking annuity payments provided your contract has been in effect for five years. If you have not selected an Annuity Payment Option by the Maturity Date, the default is Annuity Payment Option I—Variable Life Annuity with 10-Year Period Certain. For more information, see “Annuity Payment Options.”

If the amount to be applied on the Maturity Date is less than $2,000, we may pay such amount in one lump sum in lieu of providing an annuity. If the initial monthly annuity payment under an Annuity Payment Option would be less than $20, we may make a single sum payment equal to the total Contract Value on the date the initial annuity payment would be payable, or make periodic annuity payments quarterly, semiannually or annually in place of monthly annuity payments.

Your contract specifies a Maturity Date at the time of its issuance. However, you may subsequently elect a different Maturity Date. The Maturity Date may not be earlier than the fifth contract anniversary. The latest Maturity Date is the contract anniversary nearest the annuitant’s 95th birthday or ten years from the contract date, unless agreed otherwise. Generally, under qualified plans or IRAs, the Maturity Date must be such that distributions begin no later than April 1st of the calendar year following the later of: (a) the year in which the employee attains age 73 (72 for individuals who attained that age before January 2023) or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity (“IRA”). A Contract Owner can defer the Maturity Date to the contract anniversary nearest the Annuitant’s 95th birthday if we receive documentation concerning the Contract Owner’s satisfaction of RMD provisions. See “Federal Income Taxes”.

The Maturity Date election must be made by written notice and must be received by our Customer Service Office 30 days before the provisional Maturity Date. If you do not elect a Maturity Date, which is different from the provisional Maturity Date, the provisional Maturity Date becomes the Maturity Date.

Annuity Payment Options

Unless an alternative Annuity Payment Option is elected on or before the Maturity Date, the amounts held under a contract on the Maturity Date will be applied to provide a Variable Life Annuity with 10-Year Period Certain (Option I) as described below. Instead of Option I, you may, by sending a written request to our Customer Service Office on or before the Maturity Date of the contract, elect any of the other Annuity Payment Options described below.

After the first annuity payment, you may not change the elected Annuity Payment Option. No surrender charge will be assessed under any Annuity Payment Option, unless unscheduled withdrawals are made under Variable Annuity Payment Options K or L.

With the exception of the Fixed Annuity Payment Options and Annuity Payment Option L, each annuity payment will be based upon the value of the annuity units credited to the contract. The number of annuity units in each investment option to be credited is based on the value of the Accumulation units in that investment option and the applicable annuity payment rate. The contract is issued with guaranteed minimum annuity payment rates, however, if the current rate is higher, we’ll apply the higher rate. The annuity payment rate differs according to the Annuity Payment Option selected and the age of the Annuitant(s). The annuity payment rate is applied and will determine all annuity payments for the fixed annuity payment options and the first annuity payment for the variable annuity payment options. The value of the annuity units will vary with the investment performance of each investment option to which Annuity Units are credited.

To determine the variable annuity payment for a given period for a single given investment option, we multiply the number of annuity units for that investment option by the annuity unit value for that investment option as of the last business day of the period – resulting in a dollar figure. We perform that same calculation with respect to the other investment options as to which you have annuity units. We then add the amounts for each such investment option. We make the annuity payment on the annuity payment date or on the first business day following the annuity payment date if the annuity payment date doesn’t fall on a business day, in a given period.

The initial payment will be calculated based on an assumed investment return of 4.5% per year. This rate is a fulcrum return around which variable annuity payments will vary to reflect whether actual investment experience of the investment option is better or worse than the assumed investment return. The assumed investment return is set at the time of your first annuity payment. If investment performance is higher than the assumed investment return, your subsequent annuity payments will be larger than your first annuity payment. However, if investment performance is lower than the assumed investment rate, your subsequent annuity payments will be less than the first annuity payment. If the assumed and actual investment performances are the same, your annuity payments will be level. The assumed investment return and the calculation of variable annuity payments for a 10-year period certain variable payment life annuity and for Annuity Payment Options J and K described below are described in more detail in the contract and in the SAI.

The level of annuity payments payable under the following Annuity Payment Options is based upon the option selected. In addition, factors such as the age at which annuity payments begin, the form of annuity, annuity payment rates, assumed investment rate (for variable annuity payments) and the frequency of annuity payments will affect the level of annuity payments. The longer the duration and more frequent the payments, the lower the annuity payment amount. The assumed investment rate is 4.5% per year. We use this rate to determine the first annuity payment under Variable Annuity Payment Options I, J, K, M and N. Under Option L, we determine the amount of the annual distribution by dividing the amount of Contract Value as of the payment calculation date by the life expectancy of the Annuitant or the joint life expectancy of the Annuitant and Joint Annuitant at that time.

We deduct a daily charge for mortality and expense risks and a daily administrative fee from Contract Values held in the investment options. For more information, see “Charges for Mortality and Expense Risks” and “Charges for Administrative Services.” Therefore, electing Option K will result in a deduction being made even though we assume no mortality risk under that option.

The following are descriptions of the annuity payment options available under a contract. These descriptions should allow you to understand the basic differences between the options; however, you should contact our Customer Service Office well in advance of the date you wish to elect an option to obtain estimates of annuity payments under each option.

Option A—Life Annuity with Specified Period

A fixed payout annuity payable monthly while the Annuitant is living or, if later, the end of the specified period certain. The period certain may be specified as 5, 10, or 20 years. The period certain must be specified at the time this option is elected.

Option B—Non-Refund Life Annuity

A fixed payout annuity payable monthly while the Annuitant is living. No monthly payment, death benefit or refund is payable after the death of the Annuitant. Under this option, it is possible that no payment ever will be received if death occurs prior to the first payment being made.

Option C—[Reserved]

Option D—Joint and Survivor Life Annuity

A fixed payout annuity payable monthly while either the Annuitant or joint Annuitant is living. You must designate the joint Annuitant at the time you elect this option. The joint Annuitant must be at least age 40 on the first payment calculation date. Under this option, it is possible that no payment ever will be received if death occurs prior to the first payment being made.

Option E—Installment Refund Life Annuity

A fixed payout annuity payable monthly while the Annuitant is living. If the Annuitant dies before the annuity payments made under this option total an amount which refunds the entire amount applied under this option, we will make a lump sum payment equal to the entire amount applied under this option less the sum of payments already made.

Option F—Joint and Survivor Life Annuity with 10-Year Period Certain

A fixed payout annuity payable monthly while either the Annuitant or joint Annuitant is living, or if later, the end of 10 years. You must designate the joint Annuitant at the time you elect this option. The joint Annuitant must be at least age 40 on the first payment calculation date.

Option G—Payments for Specified Period

A fixed payout annuity payable monthly over a specified period of time. Payments continue whether the Annuitant lives or dies. The specified period must be in whole numbers of years from 5 to 30, but cannot be greater than 100 minus the age of the Annuitant. However, if the beneficiary of any death benefits payable under this contract elects this payment option, the period selected by the beneficiary may not extend beyond the life expectancy of such beneficiary.

Option H—Payments of Specified Amount

Equal income installments of a specified amount are paid until the principal sum remaining under this option from the amount applied is less than the amount of the installment. When that happens, the principal sum remaining will be paid as a final payment. The amount specified must provide for payments for a period of at least 5 years.

Option I—Variable Life Annuity with 10-Year Period Certain

A variable payout annuity payable monthly while the Annuitant is living or, if later, for ten years. If the beneficiary of any death benefits payable under this contract elects this option, the period certain will equal the shorter of 10 years or the life expectancy of such beneficiary.

Option J—Joint Survivor Variable Life Annuity with 10-Year Period Certain

A variable payout annuity payable monthly while either the Annuitant or joint Annuitant is living, or if later, the end of 10 years. You must designate the joint Annuitant at the time you elect this option. The joint Annuitant must be at least age 40 on the first payment calculation date. This option is not available for the payment of any death benefit under this contract.

Option K—Variable Annuity for a Specified Period

A variable payout annuity payable monthly over a specified period of time. Payments continue whether the Annuitant lives or dies. The specified period must be in whole numbers of years from 5 to 30, but cannot be greater than 100 minus the age of the Annuitant. However, if the beneficiary of any death benefits payable under this contract elects this payment option, the period selected by the beneficiary may not extend beyond the life expectancy of such beneficiary. This option also provides for unscheduled withdrawals. An unscheduled withdrawal will reduce the number of fixed Annuity Units in each investment option and affect the amount of future payments. For details, see “Variable Annuity Payments” and “Calculation of Annuity Payments” in the SAI.

Option L—Variable Life Expectancy Annuity

This option provides a variable income which is payable over the Annuitant’s annually recalculated life expectancy or the annually recalculated life expectancy of the Annuitant and joint Annuitant. This option also provides for unscheduled withdrawals. An unscheduled withdrawal will reduce the Contract Value and affect the amount of future payments. Upon the death of the Annuitant (and joint Annuitant, if applicable), any remaining Contract Value will be paid in a lump sum to the beneficiary. For details, see “Variable Annuity Payments” and “Calculation of Annuity Payments” in the SAI. Under this option, it is possible that no payment ever will be received if death occurs prior to the first payment being made.

Option M—Unit Refund Variable Life Annuity

This option provides variable monthly payments as long as the Annuitant lives. In the event of the death of the Annuitant, the monthly payments will stop and the beneficiary will receive a lump sum payment equal to the value of the remaining annuity units. This value is equal to the sum of the number of remaining annuity units for each investment option multiplied by the current annuity unit value for that investment option. The number of remaining annuity units for each investment option will be calculated as follows:

1.	the net amount in the investment option applied under this option on the first payment calculation date divided by the corresponding Annuity Unit Value on that date, minus

2.	the sum of the Annuity Units released from the investment option to make the payments under this option. You may not transfer any assets under Annuity Payment Option M, unless we agree otherwise.

Option N—Variable Non-Refund Life Annuity

A variable payout annuity payable monthly while the Annuitant is living. No monthly payment, death benefit or refund is payable after the death of the Annuitant. Under this option, it is possible that no payment ever will be received if death occurs prior to the first payment being made.

Other Options and Rates

We may offer other Annuity Payment Options at the time a contract reaches its Maturity Date. In addition, in the event that annuity payment rates for contracts are at that time more favorable than the applicable rates guaranteed under the contract, the then current settlement rates shall be used in determining the amount of any annuity payment under the Annuity Payment Options above.

Other Conditions

Federal income tax requirements currently applicable to most qualified contracts provide that payout periods and the period of years guaranteed with specified periods certain cannot be any greater than life expectancy (or the joint life expectancies of the payee and his or her spouse). Not all payouts described above will necessarily meet that requirement for any particular individual. In addition, beginning with deaths happening on or after January 1, 2020, subject to certain exceptions most non-spouse beneficiaries must now complete post-death distributions within ten years of the owner’s death in order to satisfy required minimum distribution rules. Consult a tax advisor before selecting a payout option with a qualified contract.

Federal income tax requirements also provide that participants in IRAs must begin required minimum distributions (“RMDs”) by April 1 of the year following the year in which they attain their applicable age (For individuals who reached age 70 1⁄2 before January 1, 2020, the applicable age is 70 1⁄2. For indiviudals who reach age 72 before January 1, 2023, the applicable age is 72. For individuals who reach age 72 after January 31, 2022 and reach age 73 before 2033, the applicable age is 73. If an indivudal reaches age 74 after 2032, the applicable age is 75). Minimum distribution requirements do not apply to Roth IRAs during the Owner’s lifetime. Distributions from qualified plans generally must begin by the later of actual retirement or April 1 of the year following the year participants attain their applicable age. We will assist Contract Owners with compliance with the RMD requirements.

Amounts up to the RMD may be withdrawn without a deduction for surrender charges, even if the minimum distribution exceeds the 10% allowable amount. See “Surrender Charges.” Any amounts withdrawn that have not been held under a contract for at least six years and are in excess of both the minimum distribution and the 10% free available amount, will be subject to any applicable surrender charge.

If the initial monthly annuity payment under an Annuity Payment Option would be less than $20, we may make a single sum payment equal to the Contract Value on the date the initial payment would be payable, in place of all other benefits provided by the contract, or, may make periodic payments quarterly, semiannually or annually in place of monthly payments.

Currently, transfers between investment options are available for amounts allocated to any of the variable Annuity Payment Options except Annuity Payment Option M.

Variable Account Valuation Procedures

Valuation Date

A Valuation Date is every day the New York Stock Exchange (“NYSE”) is open for trading and we are open for business. On each Valuation Date, the value of the Separate Account is determined at the close of the NYSE (usually 4:00 p.m. eastern time).

Valuation Period

Valuation period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.

Miscellaneous Provisions

Assignment

Owners of contracts issued in connection with non-tax qualified plans may assign their interest in the contract to a spouse or a grantor trust. This assignment may result in taxable income to the Contract Owner. We will not be on notice of such an assignment unless we receive written notice of such assignment filed with our Customer Service Office. A pledge or assignment of a contract is treated as payment received on account of a partial surrender of a contract. For more information, see “Surrenders or Withdrawals Prior to the Contract Maturity Date.” Transfer of ownership will nullify the original death benefit option and the death benefit option will become Death Benefit Option 1.

Contracts issued in connection with IRAs/qualified plans may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation, or for any other purpose, to any person other than to us.

Payment Deferral

Payment of the Contract Value, attributable to the Separate Account, in a single sum upon a death claim, withdrawal or full surrender of the contract will ordinarily be made within at least 7 days after receipt of the written documentation in good order. However, we may postpone payment of the value of any accumulation units at times when:

1.	the NYSE is closed other than customary weekend and holiday closings;

2.	trading on the NYSE, as determined by the SEC, is restricted;

3.

an emergency, as determined by the SEC, exists, as a result of which disposal of the Separate Account’s securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets; or

4.	the SEC may by order permit for the protection of security holders

Payment of the Contract Value attributable to the GIA may be deferred for 3 months from the date of receipt of a withdrawal or surrender request at our Customer Service Office. If payment is delayed for more than 10 days, we will credit additional interest at a rate equal to that paid under Annuity Options G and H.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances require us to block a Contract Owner’s ability to make certain transactions and, as a result, we may refuse to accept requests for transfers, withdrawals, surrenders or death benefits, until we are so instructed by the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Amendments to Contracts

Contracts may be amended to conform to changes in applicable law or interpretations of applicable law, or to accommodate design changes including changes required in order to maintain tax status as an IRA or qualified plan. Except for changes related to tax status, changes in the contract may need to be approved by contract owners and state insurance departments. A change in the contract which necessitates a corresponding change in the prospectus or the SAI must be filed with the SEC.

Substitution of Fund Shares

If, in the judgment of PHL Variable’s management, one or more of the funds becomes unsuitable for investment by Contract Owners, we reserve the right to substitute Accumulation Units of another investment option for Accumulation Units already purchased or to be purchased in the future by purchase payments under this contract. Any substitution will be subject to approval by the SEC, if required and, where required, one or more state insurance departments.

Ownership of the Contract

Ordinarily, the purchaser of a contract is both the owner and the Annuitant and is entitled to exercise all the rights under the contract. However, the owner may be an individual or entity other than the Annuitant. Except for contracts issued in connection with IRAs/qualified plans, more than one owner may own a contract as joint owner. Transfer of the ownership of a contract may involve federal income tax consequences, and a qualified advisor should be consulted before any such transfer is attempted.

Inherited/Stretch Annuity Feature

This Contract provides for an Inherited/Stretch Annuity Feature that may be requested by the beneficiary of a deceased Contract Owner’s interest. Under this Feature we will administer the Contract to accommodate an inherited or “stretch” payout. A stretch payout is a method in which the death benefit is paid out over a period of time, which is generally based upon the life expectancy of the beneficiary. By electing a stretch payout, a death benefit beneficiary can “stretch” payments over his or her life expectancy rather than receive the entire death benefit in one lump sum or within five years of the Contract Owner’s death. The amount of each stretch payment will be at least equal to the required distributions upon death stipulated by Section 72(s) of the Internal Revenue Code and its accompanying rules and regulations with respect to non-qualified contracts, or to the required minimum distributions with respect to qualified contracts (such distributions referred to generically in this section as “Required Distributions”). See also the section Federal Income Taxes below. Electing a “stretch” payout may provide tax advantages to the beneficiary.

This Feature is available to certain individual or trust beneficiaries of an IRA, (including a Roth IRA), or qualified plan or to an individual beneficiary of a non-qualified contract issued by PHL Variable (or its affiliates) or issued by a company unaffiliated with PHL Variable. If the beneficiary of a contract issued by a company unaffiliated with PHL Variable purchases this Contract for this Feature, then to the extent not in conflict with the Internal Revenue Code, all contract rights will be available to the purchaser. However, if a beneficiary of this Contract elects this Feature, only certain rights will remain with the beneficiary because a beneficiary does not retain the same rights under this Contract as the deceased owner. Certain limitations, considerations and tax implications apply to this Feature and may differ depending upon whether you have an IRA/qualified or non-qualified contract and whether the beneficiary is an individual or a trust. In no event may additional purchase payments be added to the deceased Contract Owner’s interest.

If this Feature is elected, we will assist with the calculation of the Required Distributions and will distribute this calculated amount to the beneficiary. However, it is the responsibility of the beneficiary to ensure that the correct Required Distributions is actually withdrawn from the contract each year.

The following guidelines will apply when we administer this Feature:

•

We will assist with the calculation of the Required Distributions each year in accordance with the Internal Revenue Code using the Fair Market Value (year-end account value, plus any actuarial value assigned to living benefits) of the account. Fair Market Value is determined using specific Internal Revenue Code requirements and the amount may be different from the year-end account value.

•	With certain exceptions, a non-spouse beneficiary’s share of the death benefit must be distributed within ten years.

•

For a non-qualified contract, if the deceased Owner had begun receiving annuitization proceeds, the Required Distributions will continue to be made at least as rapidly as were made during the deceased Owner’s life.

•

If the beneficiary is a non-natural person under an IRA/qualified plan, and the deceased Owner died after his or her required beginning date, we will use the remaining life expectancy of the deceased to compute remaining payments.

•

The annual Required Distributions must be withdrawn each year. For a non-qualified contract, the first Required Distribution must be distributed no later than the anniversary of the deceased Owner’s date of death. For IRAs/qualified plans, the first Required Distribution must be distributed on or before December 31st of the calendar year following the year of the deceased’s death.

•

For an IRA/qualified plan, if the beneficiary is a surviving spouse, the surviving spouse beneficiary can postpone Required Distributions until the year the deceased spouse would have attained their applicable age. In the alternative, the spouse can also add the IRA/qualified plan proceeds to his or her own IRA after which the Required Distributions must begin when the surviving spouse attains their applicable age. See “Spousal Definition” for further discussion of spousal qualifications.

•

For a non-qualified contract, if the beneficiary is a surviving spouse, the surviving spouse can continue the contract; in this event, the Required Distributions are not required until the death of the surviving spouse. See “Spousal Definition” for further discussion of spousal qualifications.

•	The Required Distribution may be paid on an installment basis with the payment frequency chosen by the beneficiary; in all cases, the RMDs must be paid at least annually.

•

In addition to Required Distribution amounts, additional funds may be withdrawn from the Contract. Any withdrawal in excess of the RMD may be subject to a surrender charge (see the sections of this prospectus entitled “Summary of Expenses” and “Surrender of Contracts and Withdrawals”).

•	The beneficiary who elects this Feature may continue or change the investment options from those that the deceased Owner selected.

Additional information regarding our administration of this feature is provided in an election form, available upon request. This feature may not be suitable for some beneficiaries. We are not providing tax, financial or legal advice. You should consult with your financial professional and tax adviser to determine whether this feature is right for you. This feature may not be available in all states.

Community and Marital Property States

If the Contract Owner resides in a community property or marital property state and has not named his or her spouse as the sole beneficiary, the spouse may need to consent to the non-spouse beneficiary designation. The Contract Owner should consult with legal counsel regarding this designation. Should spousal consent be required, we will not be liable for any consequences resulting from the failure of the Contract Owner to obtain proper consent.

Federal Income Taxes

Introduction

The contracts are designed for use independent of a formal retirement plan (i.e., a non-qualified contract) and with qualified plans or Individual Retirement Annuities (IRAs) under the provisions of the Internal Revenue Code of 1986, (within this section, referred to as the “Code”). The ultimate impact of federal income taxes on the amounts held under a contract, purchase payments paid for the contract, payments received under the contract and on the economic benefits to the contract holder, annuitant or beneficiary depends on our income tax status, on the type of retirement plan (if any) for which the contract is purchased, and upon the income tax and employment status of the individual concerned.

The following discussion is general in nature and is not intended as individual tax advice. The income tax rules are complicated and this discussion is intended only to make you aware of the issues. Each person should consult an independent tax or legal advisor. No attempt is made to consider any estate, gift or inheritance taxes or any applicable state, local or other tax laws. Because this discussion is based upon our understanding of the federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any contract either currently or in the future. No representation is made regarding the likelihood of continuation of the federal or state income tax laws or the current interpretations by the Internal Revenue Service (the “IRS”). From time to time, there are regulatory or legislation proposals or changes that do or could impact the taxation of annuity contracts, IRAs and qualified plans; if enacted, these changes could be retroactive. Should any such legislation be enacted, we would only offer the benefits permitted under federal law. We reserve the right to make changes to the contract to assure that it continues to qualify as an annuity, IRA and/or qualified contract for federal or state income tax purposes. For a discussion of federal income taxes as they relate to any underlying account investment options, please see the prospectuses for these investments.

Income Tax Status

We are taxed as a life insurance company under the Code. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from PHL Variable and neither account will be taxed separately under the “regulated investment company” provisions (Subchapter M) of the Code.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account and each Contract. No charge currently will be made to any contract or to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes with respect to such items in the future. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.

Taxation of Annuities in General—Non-qualified Contracts

Code section 72 governs taxation of annuities. In general, a contract holder is not taxed on increases in the value of an annuity contract until a distribution is made. However, in certain cases, the increase in value may be subject to tax currently.

It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59 1⁄2. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.

Surrenders or Withdrawals Prior to the Annuity Starting Date or Contract Maturity Date

Code section 72 provides that a withdrawal or surrender of the contract prior to the annuity starting date or contract Maturity Date will be treated as taxable income to the extent the amounts held under the contract exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of contract purchase payments (premiums) that have not been excluded from the contract holder’s gross income (“after-tax monies”). The taxable portion is taxed as ordinary income in an amount equal to the value of the amount received in excess of the “investment in the contract” on account of a withdrawal or surrender of a contract. This taxable portion is referred to as “gain” or “contract gain”. For purposes of this rule, a pledge, loan or assignment of a contract is treated as a payment received on account of a withdrawal from a contract and the amount of the pledge, loan or assignment will be taxed as if received in cash by the contract holder.

Surrenders, Withdrawals, or Annuity Payments On or After the Annuity Starting Date or Contract Maturity Date

Upon receipt of a lump sum payment under the contract, the contract holder is taxed on the portion of the payment that exceeds the investment in the contract. Such taxable portion is taxed as ordinary income.

For amounts received as an annuity, which are amounts paid after the annuity starting date at regular intervals over a period of more than one full year from the date on which they are deemed to begin, the taxable portion of each payment is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each fixed payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed as ordinary income. For variable payments, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income. A variable contract may have annuity distribution options under which the payments are fixed or variable.

Once the excludable portion of annuity payments equals the investment in the contract, the balance of the annuity payments will be fully taxable. For certain types of qualified plans or IRAs, there may be no investment in the contract resulting in the full amount of the payments being taxable. For annuities issued in connection with qualified employer retirement plans, a simplified method of determining the exclusion ratio applies. This simplified method does not apply to IRAs.

Withholding of federal and state income taxes on taxable distributions may be required unless the contract holder properly elects not to have any amounts withheld and notifies us of that election on the required forms and under the required certifications. Certain contract holders cannot make this election.

Partial Annuitization

If permitted by contract, a contract holder can elect to only designate a portion of the annuity contract as paid as an amount received as an annuity. To qualify, the payments must be paid out over a period of 10 years or more. The portion so designated will be treated as a separate contract for annuity taxation purposes. For purposes of applying the rules for the calculation of the exclusion ratio for annuity distributions, the definitions of “investment in the contract,” “expected return,” and “annuity starting date”, and the provisions for the taxation of distributions from the annuity for amounts received before the contract maturity date, the investment in the contract will be allocated pro rata between each portion of the contract from which amounts are received as an annuity, and the portion of the contract from which amounts are not received as an annuity.

Penalty Tax on Certain Surrenders and Withdrawals—Non-qualified Contracts (Contracts not issued in connection with qualified plans or IRAs)

Amounts surrendered, withdrawn or distributed before the contract holder/taxpayer reaches age 59 1⁄2 are subject to a penalty tax equal to ten percent (10%) of the portion of such amount that is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the contract holder (or where the holder is not an individual, the death of the “primary Annuitant,” defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code section 72(m)(7); (iv) which are part of a Series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans (such distributions may, however, be subject to a similar penalty under Code section 72(t) relating to distributions from qualified retirement plans and to a special penalty of 25% applicable specifically to SIMPLE IRAs or other special penalties applicable to Roth IRAs); (v) allocable to investment in the contract before August 14, 1982; (vi) under a qualified funding asset (as defined in Code section 130(d)); (vii) under an immediate annuity contract (as defined in Code section 72(u)(4)); or (viii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service. Please note that future legislation or regulations may modify the conditions under which distributions may be received without tax penalty. Consult your tax advisor for specific requirements regarding the application of each of these exceptions to the Penalty Tax.

Separate tax withdrawal penalties apply to qualified plans and IRAs. See “Penalty Tax on Certain Surrenders and Withdrawals from Qualified Plans and IRAs.”

Additional Considerations

Distribution-at-Death Rules

For a contract issued other than in connection with a qualified plan or an IRA, in order to be treated as an annuity contract for federal income tax purposes, a contract must provide the following two distribution rules: (a) if a contract holder dies on or after the annuity starting date , and before the entire interest in the contract has been distributed, the remainder of the contract holder’s interest will be distributed at least as rapidly as the method in effect on the contract holder’s death; and (b) if a contract holder dies before the annuity starting date, the contract holder’s entire interest generally must be distributed within five (5) years after the date of death, or if payable to a designated beneficiary, may be annuitized over the life or life expectancy of that beneficiary and payments must begin within one (1) year after the contract holder’s date of death. If the beneficiary is the spouse of the holder, the contract may be continued in the name of the spouse as holder. Similar distribution requirements apply to annuity contracts under qualified plans and IRAs.

If the primary Annuitant, which is not the contract holder, dies before the annuity starting date, the owner will become the Annuitant unless the owner appoints another Annuitant. If the contract holder is not an individual, the death of the primary Annuitant is treated as the death of the holder. When the holder is not an individual, a change in the primary Annuitant is treated as the death of the holder.

If the contract holder dies on or after the annuity starting date, the remaining payments, if any, under an Annuity Payment Option must be made at least as rapidly as under the method of distribution in effect at the time of death.

Any death benefits paid under the contract are taxable to the beneficiary at ordinary rates to the extent amounts exceed investment in the contract. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes and state income taxes may also apply.

Each beneficiary will need to select the death benefit option from among those set forth in the contract applicable to the named beneficiary. If an option is not selected, the death benefit, if any, will be paid pursuant to the default death benefit payment option set forth in the contract. No beneficiary will be defaulted to any spousal continuance option.

Transfers, Assignments, or Exchanges of a Contract

A transfer or assignment of ownership of a Contract, the designation of an annuitant other than the owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.

Contracts Owned by Non-Natural Persons

If a non-natural person (for example, a corporation) holds the contract, the income on that contract (generally the increase in the net surrender value less the purchase payments paid) is includable in income each year. The rule does not apply where the non-natural person is an agent for a natural person, such as a trust in which the beneficial owner is a natural person. The rule also does not apply where the annuity contract is acquired by the estate of a decedent, where the contract is held under a qualified plan or an IRA, where the contract is a qualified funding asset for structured settlements, or where the contract is purchased on behalf of an employee upon termination of a qualified plan.

Section 1035 Exchanges

Code section 1035 provides, in general, that gain or loss is deferred upon the exchange of one annuity contract for another or the exchange of one annuity contract for a long-term care contract. Any such gain or loss is later recognized upon a recognition event (including withdrawal, death, surrender or annuitization). For non-qualified contracts, the contract proceeds must be transferred directly from one insurer to another insurer; they cannot be sent to the contract holder by the original insurer and then transmitted from the contract holder to the new insurer.

Exchanges are permitted of the entire contract or a portion of the contract. A partial exchange will qualify for tax deferral under section 1035 if no amount, other than an amount received as an annuity for 10 years or more during one or more lives, is received under either the original contract or new contract during 180 days beginning on date of transfer. Contract holders contemplating exchanges should consult their tax and/or legal advisors.

Multiple Contracts

The Code provides that for purposes of determining the amount of any distribution under Code section 72(e) (amounts not received as annuities) that is includable in gross income, all non-qualified deferred annuity contracts issued by the same insurer (or affiliate) to the same contract holder during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract Maturity Date, such as a withdrawal will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

Additional Tax on Net Investment Income (“Medicare Tax”)

In addition, annuity withdrawals may be included in the definition of “net investment income” for purposes of section 1411 of the Internal Revenue Code. If section 1411 applies to the income, in addition to income tax, there is an additional tax of 3.8 percent. Section 1411 is imposed only on taxpayers whose income exceeds a stated threshold amount. Further information regarding this additional tax may be forthcoming from the IRS.

Diversification Standards

Diversification Regulations

Code section 817(h) requires that all variable contracts be adequately diversified. Treasury regulations define the requirements and generally permit these requirements to be satisfied using separate accounts with separate funds or series of a fund, each of which meets the requirements. The regulations generally require that, on the last day of each calendar quarter the assets of the separate accounts or series be invested in no more than:

•	55% in any 1 investment

•	70% in any 2 investments

•	80% in any 3 investments

•	90% in any 4 investments

A “look-through” rule applies to treat a pro rata portion of each asset of a Series as an asset of the Separate Account, and each Series of the funds are tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

We represent that we intend to comply with the Diversification Regulations to assure that the contracts continue to be treated as annuity contracts for federal income tax purposes.

Owner Control (Investor Control)

The Treasury Department has indicated that the Diversification Regulations do not provide exclusive guidance regarding the circumstances under which contract holder control of the investments of the Separate Account will cause the contract holder to be treated as the owner of the assets of the Separate Account. It is also critical that the insurance company and not the contract holder have control of the assets held in the separate accounts. A contract holder can allocate Account Values from one fund of the separate account to another but cannot direct the investments each fund makes. If a contract holder has too much “investor control” of the assets supporting the separate account funds, then the contract holder may be taxed on the gain in the contract as it is earned.

In 2003, the IRS issued formal guidance that indicated that if the number of underlying mutual funds available in a variable insurance contract does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment. This guidance also states that exceeding 20 investment options may be considered a factor, along with other factors, including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment. The Revenue Ruling did not indicate any specific number of underlying mutual funds that would cause the contract to not provide the desired tax treatment but stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

The Revenue Ruling considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the contract holder could exercise over the investment assets held by the insurance company under the variable contracts was not sufficient to cause the contract holder to be treated as the owner of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under this contract, like the contracts described in the Revenue Ruling, there is no arrangement, plan, contract, or agreement between the contract holder and us regarding the availability of a particular investment option and, other than the contract holder’s right to allocate purchase payments and transfer funds among the available investment options, all investment decisions concerning the investment options will be made by us or an advisor in its sole and absolute discretion. Please note that this contract may offer more than 20 investment options; however, we believe that this fact alone does not indicate that the investor control requirements have been violated.

At this time, it cannot be determined whether additional guidance will be provided on this issue and what standards may be contained in such guidance. Should there been additional rules or regulations on this issue, including limitations on the number of underlying funds, transfers between or among underlying funds, exchanges of underlying funds or changes in investment objectives of underlying funds such that the contract would no longer qualify as an annuity for tax purposes, we reserve the right to modify the contract to the extent required to maintain annuity tax treatment.

Diversification Regulations and IRA/Qualified Plans

Code section 817(h) applies to a variable annuity contract other than a pension plan contract. Qualified plans and IRAs, are defined as pension plan contracts for these purposes. Notwithstanding the exception of IRA/qualified plan contracts from application of the diversification rules, all available investments will be structured to comply with the diversification regulations and investor control limitations because the investments serve as the investment vehicle for non-qualified contracts as well as qualified plan and IRA contracts.

Taxation of Annuities in General—Qualified Plans and IRAs

The contracts may be used with several types of IRAs and qualified plans including: Section 403(b) contracts (also referred to as Tax-Sheltered Annuities (TSAs) or Tax-Deferred Annuities (TDAs)), Traditional IRAs, SEP IRAs, SIMPLE IRAs, SARSEP IRAs, Roth IRAs, Corporate Pension and Profit-sharing Plans and State Deferred Compensation Plans. For purposes of this discussion, all will be treated as qualified plans. The specific tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made here to provide more than general information about the use of the contracts with the various types of qualified plans. We reserve the right at any time to discontinue the availability of this contract for use with some of all of these qualified plans. Participants under such qualified plans as well as contract holders, annuitants and beneficiaries, are reminded that the rights of any person to any benefits under such qualified plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the contract issued in connection therewith. Federal or state requirements, including ERISA, may impact the person entitled to death benefits under the contract. Consequently, a contract holder’s named beneficiary designation or elected annuity payment option may not be enforceable.

Certain death benefit guarantees may be purchased under the contract. There is a risk that IRS may consider these death benefit guarantees “incidental death benefits.” There is a limit on the amount of the incidental death benefits allowable for qualified contracts. If the death benefit(s) selected are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the IRA or qualified contract. There is also a risk that the IRS would take the position that one or more of the death benefit guarantees are not part of the annuity contract. In such a case, charges against the cash value of the annuity contract would be considered distributions subject to tax, including penalty taxes. While we regard the death benefit guarantees available under the contract as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions. If the IRS were to take this position, we would take all reasonable steps to avoid this result, which would include the right to amend the contract, with appropriate notice to you.

Furthermore, the Code provides that the assets of an IRA may not be invested in life insurance, but may provide, in the case of death during the accumulation phase, for a death benefit payment equal to the greater of sum of purchase payments (less withdrawals) or Contract Value. This contract offers death benefits, which may exceed the greater of sum of purchase payments (less withdrawals) or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA or other qualified contract. That determination could result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes.

We are of the opinion that the death benefit provided by the contract is part of the annuity contract. The contract and its amendments, benefits or endorsements (together referred to herein as the “contract”) have not been reviewed by the IRS for qualification as an IRA or any other qualified plan. Moreover, the IRS has not issued formal guidance concerning whether any particular death benefit complies with the qualification requirements for an IRA or any other qualified plan. You should consult with your tax advisor before electing a death benefit option under this contract for an IRA or other qualified plan.

Distributions from qualified plans eligible to be rolled over to new contracts but which are paid to the contract holder directly generally will be subject to 20 percent income tax withholding. These distributions are “Eligible Rollover Distributions.” Mandatory withholding can be avoided if the contract holder arranges for a direct rollover or trustee-to-trustee transfer to another IRA/qualified plan. Eligible Rollover Distributions include all taxable distributions from qualified plans except (a) distributions required under the Code, such as required minimum distributions, (b) substantially equal distributions made over the life (or life expectancy) of the employee, or for a term certain of 10 years or more, (c) the portion of distributions not includable in gross income (i.e., return of after-tax contributions), except as otherwise provided in the Code and (d) hardship distributions. The mandatory withholding rules do not apply to IRAs, however, a distribution from an IRA is taxable unless the IRA funds are reinvested in another IRA within a statutory time of 60 days.

The IRS has issued guidance limiting IRA rollovers to one per year per individual. Previously, the IRS guidance had indicated that an individual could rollover IRA proceeds from each IRA the individual owned once per year. Thus, if an individual had multiple IRAs, each IRA could be rolled over each year. This is no longer allowed. Under the Announcement, an individual with multiple IRAs will only be allowed to do one rollover per year in total. The Announcement does not impact trustee-to-trustee transfers or rollovers of qualified plan amounts into IRAs.

The contracts sold by us in connection with certain qualified plans will utilize annuity tables that do not differentiate on the basis of sex. Such annuity tables also will be available for use in connection with certain non-qualified deferred compensation plans.

There are numerous income tax rules governing qualified plans, including rules with respect to: coverage, participation, maximum contributions, required distributions, penalty taxes on early or insufficient distributions and income tax withholding on distributions. This discussion does not address these plan requirements in detail. The following are general descriptions of the various types of qualified plans and of the use of the contracts in connection therewith. Individuals are urged to consult with their own tax or legal advisors.

Special tax law provisions relating to qualified plans and IRAs may apply to certain taxpayers when the President declares a location to be a major disaster area or when the taxpayer is serving in or in support of the Armed Forces in a designated combat zone or qualified hazardous duty area. Depending on the specific provisions, these provisions can impact the timing of contributions, ability to repay withdrawn contributions, extension of time for repayment of loans taken under annuity contracts treated as a tax-sheltered annuity or tax-deferred annuity under Section 403(b) of the Code and applicability of 10% penalty tax. These provisions are generally time limited and require that the impacted taxpayer meet specific requirements. Since the specific requirements change frequently, taxpayers are directed to public information from the Internal Revenue Service to determine whether they qualify for these special rules. In the event that a taxpayer wishes to claim application of a special provision relating to a major disaster area or Armed Forces service contract, a taxpayer needs to contact us.

Tax Sheltered Annuities (“TSAs”), Tax Deferred Annuities (“TDAs”), Section 403(b)

Code section 403(b) permits public school systems and certain types of charitable, educational and scientific organizations, generally specified in Code section 501(c)(3), to purchase annuity contracts on behalf of their employees and, subject to certain limitations, allows employees of those organizations to exclude the amount of payments from gross income for federal income tax purposes. These annuity contracts are commonly referred to as TSAs, TDAs, or 403(b)s.

Code section 403(b)(11) imposes certain restrictions on a contract holder’s ability to make withdrawals from, or surrenders of, section 403(b) contracts. Specifically, section 403(b)(11) allows a surrender or withdrawal only (a) when the employee attains age 59 1⁄2, separates from service, dies or becomes disabled (as defined in the Code), or (b) in the case of hardship. Section 403(b)(11), applies only with respect to distributions from section 403(b) contracts which are attributable to assets other than assets held as of the close of the last year beginning before January 1, 1989. Thus, the distribution restrictions do not apply to assets held as of December 31, 1988.

In addition, in order for certain types of contributions under a section 403(b) contract to be excluded from taxable income, the employer must comply with certain nondiscrimination requirements. The responsibility for compliance is with the employer and not with the issuer of the underlying annuity contract.

If a contract holder requests a distribution as a result of hardship, the employer must specifically authorize the distribution. It is not our responsibility to monitor compliance with IRS regulations relating to hardship distributions. If a hardship distribution is desired, the contract holder must follow the requirements set forth by the employer and we must receive consent by the employer, in a form acceptable to us, to process the distribution.

If certain contractual requirements are met, loans may be made available under section 403(b) contracts. A loan from a participant’s Contract Value may be requested only if the contract provides for loans and if the employer specifically permits and authorizes each specific loan. There are specific limits in the Code on the amount of the loan and the term of the loan. It is not our responsibility to monitor compliance with these requirements. If a loan is desired, the contract holder must follow the requirements set forth by the employer and we must receive consent by the employer, in form acceptable to us, to process the loan.

If we are directed by the participant, the loan may be taken from specific investment options. Otherwise, the loan is taken proportionately from all investment options. The loan must be at least $1,000 and the maximum loan amount is the greater of: (a) 90% of the first $10,000 of Contract Value minus any withdrawal charge; and (b) 50% of the Contract Value minus any withdrawal charge. The maximum loan amount is $50,000. If loans are outstanding from any other tax-qualified plan, then the maximum loan amount of the contract may be reduced from the amount stated above in order to comply with the maximum loan amount requirements under section 72(p) of the Code. Interest will be charged on the loan, in the amount set forth in the contract. This interest is payable to us.

Loan repayments will first pay any accrued loan interest. The balance will be applied to reduce the outstanding loan balance and will also reduce the amount of the Loan Security Account by the same amount that the outstanding loan balance is reduced. The Loan Security Account is part of the general account and is the sole security for the loan. It is increased with all loan amounts taken and reduced by all repayments of loan principal. The balance of loan repayments, after payment of accrued loan interest, will be credited to the investment options of the Separate Account or the GIA in accordance with the participant’s most recent purchase payments allocation on file with us.

Under section 72(p), if a loan payment is not paid within 90 days after the payment was due, then the entire loan balance plus accrued interest will be in default. In the case of default, the outstanding loan balance plus accrued interest will be deemed a distribution for income tax purposes, and will be reported as such pursuant to Code requirements. At the time of such deemed distribution, interest will continue to accrue until such time as an actual distribution occurs under the contract.

Income Tax Regulations require that the employer have a written 403(b) Plan and that the Plan indicate the identity of the providers permitted under the Plan. We are not administrators of section 403(b) Plans; we are providers of annuity contracts authorized under specific Plans. We will exchange required information with the employer and/or authorized plan administrator, upon request. As a result of these regulations and requirements set forth by the employer, we may require additional documentation prior to executing transactions involving contracts issued in connection with section 403(b) plans. These documentation requirements may change from time to time.

Keogh Plans

The Self-Employed Individual Tax Retirement Act of 1962, as amended permitted self-employed individuals to establish “Keoghs” or qualified plans for themselves and their employees. The tax consequences to participants under such a plan depend upon the terms of the plan. In addition, such plans are limited by law with respect to the maximum permissible contributions, distribution dates, nonforfeitability of interests, and tax rates applicable to distributions. In order to establish such a plan, a plan document must be adopted and implemented by the employer, as well as approved by the IRS. Annuity contracts may be funding vehicles under a Keogh plan. We may issue such a contract but specifically are not a plan administrator or plan trustee.

Individual Retirement Annuities

Various sections of the Code permit eligible individuals to contribute to individual retirement programs known as “Traditional IRAs”, “Roth IRAs”, “SEP IRA”, “SARSEP IRA”, “SIMPLE IRA”, and “Deemed IRAs”.

Each of these different types of IRAs is subject to limitations on the amount that may be contributed, the timing of contributions, the persons who may be eligible, the time when distributions shall commence and the amount of such required minimum distributions. In addition, distributions from certain other types of qualified plans may be transferred into an IRA. Participant loans are not allowed under IRA contracts. Details about each of these different types of IRAs are included in the respective contract endorsements. If there are IRS or Code charges to the terms of existing endorsements, we may issue replacement endorsements. We will, at all times, administer all IRAs based on the law in existence at the time of each specific administration event.

Corporate Pension and Profit-Sharing Plans

Code section 401(a) permits corporate employers to establish various types of retirement plans for employees.

These retirement plans may permit the purchase of the contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includable in the gross income of the employee until distributed from the Plan. The tax consequences to participants may vary depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with Corporate Pension or Profit-sharing Plans should obtain independent tax advice as to the tax treatment and suitability of such an investment. Annuity contracts may be funding vehicles under these plans. We may issue such a contract but specifically are not a plan administrator or plan trustee.

Deferred Compensation Plans With Respect to Service for State and Local Governments and Tax Exempt Organizations

Code section 457(b) provides for certain deferred compensation plans with respect to service for state and local governments and certain other entities. The contracts may be used in connection with these plans; however, under these plans if issued to tax exempt organizations, the contract holder is the plan sponsor, and the individual participants in the plans are the Annuitants. Under such contracts, the rights of individual plan participants are governed solely by their agreements with the plan sponsor and not by the terms of the contracts. Annuity contracts may be funding vehicles under these plans. We may issue such a contract but specifically are not a plan administrator or plan trustee.

Tax on Surrenders and Withdrawals from Qualified Plans and IRAs

In the case of a withdrawal under a qualified plan or IRA, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s after-tax cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified plan. For many qualified plans and IRAs, the individual may have no after-tax contributions and the entire amount received will be taxable. For Roth IRAs, if certain conditions are met regarding holding periods and age of the contract holder, lifetime withdrawals are received without tax.

Code section 72(t) imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans and IRAs other than Roth IRAs. The penalty is increased to 25% instead of 10% for SIMPLE IRAs if distribution occurs within the first two years of the participation in the SIMPLE IRA. These penalty taxes are in addition to any income tax due on the distribution. To the extent amounts distributed are not includable in gross income no tax penalty will be imposed.

The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the contract holder or Annuitant (as applicable) reaches age 59 1⁄2; (b) distributions following the death the contract holder or Annuitant (as applicable); (c) distributions attributable to the contract holder or Annuitant (as applicable) being disabled within the meaning of section 72(m)(7), (d) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the contract holder or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such contract holder or Annuitant (as applicable) and his or her designated beneficiary; (e) distributions to a contract holder or Annuitant (as applicable) who has separated from service after he has attained age 55; (f) distributions made on account of an IRS levy on the IRA or plan, (g) distributions made to the contract holder or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code section 213 to the contract holder or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (h) distributions made to an alternate payee pursuant to a qualified domestic relations order; (i) distributions from an IRA for the purchase of medical insurance (as described in section 213(d)(1)(D) of the Code) for the contract holder and spouse and dependents if the certain conditions are met; (j) distributions from IRAs for certain qualified educational expenses of the contract holder, spouse, children or grandchildren; (k) distributions from IRA for qualified first-time home purchase expenses; (l) distributions from retirement plans to individuals called to active military; and effective January 1, 2020 up to $5,000 upon the birth or adoption of a child (m) to terminally ill individuals or, for certain plans; and (n) up to $2,500 for certain long term care policy premiums. The exceptions stated in items (e) (h) and (n) above do not apply in the case of an IRA. The exception stated in item (d) applies to an IRA without the requirement that there be a separation from service. Additional exceptions may apply in limited situations. Please note that future legislation or regulations may modify the conditions under which distributions may be received from a qualified plan or IRA without tax penalty. Consult your tax advisor for specific requirements regarding the application of each of these exceptions to the Penalty Tax.

Generally, distributions from a qualified plan or IRA must commence no later than April 1 of the calendar year following the later of: (a) the year in which the employee attains their applicable age or (b) the calendar year in which the employee retires ((b) does not apply to an IRA). For individuals who reached age 70½ before January 1, 2020, the applicable age is 70½. For individuals who reached age 72 before January 1, 2023, the applicable age is 72. For individuals who reach age 72 after January 31, 2022, and reach age 73 before 2033, the applicable age is 73. If an individual reaches age 74 after 2032, the applicable age is 75. The date set forth in (b) does not apply to an IRA. The required distribution rules do not apply to Roth IRAs during the contract holder’s lifetime. This commencement date is referred to as the “required beginning date.” Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 25% penalty tax is imposed as to the required amount not distributed (which may be reduced to 10% if corrected within a two-year correction period). The life expectancy is based on tables published from time to time by the Internal Revenue Service.

The amount that must be distributed is based on Code rules relating to “Required Minimum Distributions.” This RMD takes into consideration the individual’s age, marital status, and account balance, as well as the actuarial value of additional benefits under the contract. The individual will have options regarding computation of the RMD amount; these options are selected at the time that the payments begin.

An individual is required to take distributions from all of his or her retirement accounts; however in some cases, if the individual has two or more IRA accounts, the total amount of RMDs can be taken from one of the multiple accounts. For example, if the individual has two traditional IRA accounts, the individual will have an RMD amount relating to each of these retirement vehicles. The individual can take the total of two RMDs from either or both of the two accounts.

For IRAs, we are required to file an annual information return with the IRS, with a copy to the participant, of the fair market value of each account. This information return will also indicate if RMDs are required to be taken. We will provide information to each contract holder concerning the RMD computations for his or her annuity contract.

In addition to RMDs during the life of the individual, there are also required after-death distributions. These after-death RMDs apply to all qualified plans and IRAs, including Roth IRAs. The beneficiary of the contract may take payments earlier than provided under these after-death RMD rules, such as immediately after death, but cannot delay receipt of payments after the dates specified under these rules.

Under the after-death RMD rules, if the original contract holder died prior to the required beginning date, and designated a contract beneficiary, then the full account value generally must be distributed either by the end of the tenth calendar year after the year of the owner’s death. For spouses, certain “qualified designated beneficiaries” and other situations as permitted by the Code and IRS, the full account value may be distributed over a period of no longer than the life expectancy of the beneficiary. If the payments are to be over the life expectancy, the first payment must be received by December 31st of the year following the year of death.

In all cases, if the beneficiary is the surviving spouse, there are special spousal continuation rules under which the spouse can treat the contract as his or her own and delay receiving payments until the spouse attains his or her own required beginning date. Each beneficiary will need to select the death benefit option from among those set forth in the contract which are applicable to the named beneficiary. If an option is not selected, the death benefit, if any, will be paid pursuant to the default death benefit payment option set forth in the contract. No beneficiary will be defaulted to any spousal continuance option.

Seek Tax Advice

The above description of federal income tax consequences of the different types of qualified plans and IRAs which may be funded by the contracts offered by this prospectus is only a brief summary meant to alert you to the issues and is not intended as tax advice. The rules governing the provisions of qualified plans and IRAs are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences.

Withholding and Information Reporting

We are required to file information returns with the IRS and state taxation authorities in the event that there is a distribution from your contract that may have tax consequences and in certain other circumstances. In order to comply with our requirements, from time to time, we request that the contract holder or beneficiary provide certain information, including social security number or tax identification number and current address.

In addition to information reporting, we are also required to withhold federal and certain state income taxes on the taxable portion of any amounts received under the contract unless a valid election is made to not have any withholding or in certain other circumstances. An election of no withholding is not permitted if a correct social security number or other taxpayer identification number is not provided or if the IRS advises that withholding is required. “Eligible Rollover Distributions” from certain qualified contracts are subject to a 20% mandatory withholding unless directly rolled over to an eligible retirement plan. Special withholding rules apply to payments made to nonresident aliens.

You are liable for payment of federal income taxes on the taxable portion of any amounts received under the contract. You may be subject to penalties if your withholding or estimated tax payments are insufficient. Certain states also require withholding of state income taxes on the taxable portion of amounts received. State laws differ regarding the procedure by which these amounts are computed and the extent to which a contract holder can elect out of withholding.

In 2004, the Department of Treasury ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax. This ruling is also understood to apply to other nonresident alien contract holders. Although the ruling was directed at a life insurance policy, it may also apply to an annuity contract.

Spousal Definition

The Internal Revenue Code provides special provisions relating to a spouse.

The Contract provides that upon your death, a surviving spouse may have certain options and rights that he or she may elect to exercise under Section 72(s) or 401(a)(9) of the Code. All Contract provisions relating to spousal rights are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law.

All individuals should contact their tax advisors regarding their personal tax situations.

GMWB Features

There are outstanding tax questions relating to taxation of payments made after the contract value reaches zero. Until the IRS issues guidance on the issue, we will treat payments under non-qualified contracts as withdrawals. Similarly for IRA and qualified contracts, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value must include the value of enhanced death benefits and other optional contract provisions such as any GMWB rider itself. Consult a tax advisor.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under Federal tax law.

Annuity purchases by nonresident aliens and foreign corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative and regulatory changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or regulation. Consult a tax adviser with respect to legislative and regulatory developments and their effect on the contract.

We have the right to modify the contract or our contract administration in response to legislative or regulatory changes. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

Sales of Variable Accumulation Contracts

PHL Variable has designated 1851 Securities, Inc. (“1851”) to serve as the principal underwriter of the securities offered through this Prospectus, pursuant to the terms of an underwriting agreement. 1851, an affiliate of PHL Variable, also acts as the principal underwriter of other variable annuity contracts and variable life insurance policies issued by PHL Variable and its affiliated companies. PHL Variable or an affiliate reimburses 1851 for expenses 1851 incurs in underwriting the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). 1851 does not retain any fees under the Contracts; however, 1851 may receive 12b-1 fees from the underlying funds.

1851’s principal executive offices are located at One American Row, PO Box 5056, Hartford, CT 06102-5056. 1851 is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

1851 and PHL Variable enter into selling agreements with broker-dealers who are registered with the SEC and are members of FINRA, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of PHL Variable under applicable state insurance law and must be licensed to sell variable insurance products. PHL Variable has offered the Contract in jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are no longer offered to new purchasers.

Compensation

Broker-dealers who have selling agreements with 1851 and PHL Variable are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic asset-based compensation in all or some years based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement and the payment option selected by the broker- dealer and/or the registered representative but is not expected to exceed 8.0% of purchase payments if up-front compensation is paid to registered representatives and up to 2.5% annually of contract value (if asset based compensation is paid).

To the extent permitted by FINRA rules, overrides and promotional incentives or cash and non-cash payments also may be provided to such broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the contract, including the recruitment and training of personnel, production of promotional literature and similar services.

This Contract does not assess a front-end sales charge, so you do not directly pay for sales and distribution expenses. Instead, you indirectly pay for sales and distribution expenses through the overall charges and fees assessed under the Contract. For example, any profits PHL Variable may realize through assessing the mortality and expense risk charge under your Contract may be used to pay for sales and distribution expenses. PHL Variable may also pay for sales and distribution expenses out of any payments PHL Variable or 1851 may receive from the underlying funds for providing administrative, marketing and other support and services to the underlying funds. If your Contract assesses a surrender charge, proceeds from this charge may be used to reimburse PHL Variable for sales and distribution expenses. No additional sales compensation is paid if you select any optional benefits under your Contract.

We have unique arrangements for compensation with select broker-dealer firms based on the firm’s aggregate or anticipated sales of contracts or other factors. We enter into such arrangements at our discretion and we may negotiate customized arrangements with firms based on various criteria. As such, special compensation arrangements are not offered to all broker-dealer firms. Compensation payments made under such arrangements will not result in any additional charge to you.

State Regulation

We are subject to the provisions of the Connecticut insurance laws applicable to life insurance companies and to regulation and supervision by the Connecticut Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

State regulation of PHL Variable includes certain limitations on the investments, which may be made for its General Account and separate accounts, including the Separate Account. It does not include, however, any supervision over the investment policies of the Separate Account.

Reports

Reports showing the Contract Value will be furnished to you at least annually.

Voting Rights

As stated above, all of the assets held in an available investment option will be invested in shares of a corresponding underlying fund or portfolio. We are the legal owner of those shares and, as such, have the right to vote to elect the Board of Trustees of the funds, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders’ meeting.

We will send you or, if permitted by law, make available electronically, proxy material, reports and other materials relevant to the investment options in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions. This process may result in a small number of contract owners controlling the vote.

In the future, to the extent applicable federal securities laws or regulations permit us to vote some or all shares of the fund in its own right, we may elect to do so.

Matters on which owners may give voting instructions may include the following: (1) election or removal of the Board of Trustees of a fund; (2) ratification of the independent accountant for a fund; (3) approval or amendment of the investment advisory agreement for the series of the fund corresponding to the owner’s selected investment option(s); (4) any change in the fundamental investment policies or restrictions of each such fund; and (5) any other matter requiring a vote of the shareholders of a fund. With respect to amendment of any investment advisory agreement or any change in a fund’s fundamental investment policy, owners participating in such fund will vote separately on the matter. The number of votes that you have the right to cast will be determined by applying your percentage interest in an investment option to the total number of votes attributable to the investment option. In determining the number of votes, fractional shares will be recognized. The number of votes for which you may give us instructions will be determined as of the record date for fund shareholders chosen by the Board of Trustees of a fund.

Cyber Security and Business Continuity Risks.

Our variable product business is dependent upon the effective operation of our computer systems and those of our business partners and service providers, and so our business may be vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cybersecurity incidents. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on systems and websites, unauthorized release of confidential customer information and other operational disruptions that could severely impede our ability to conduct our business and administer the Policy (e.g., calculate unit values or process transactions).

Financial services companies and their third-party service providers are increasingly the targets of cyber-attacks involving the encryption and/or threat to disclose personal or confidential information (e.g., ransomware) or disruptions of communications (e.g., denial of service) to extort money or for other malicious purposes. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources. The use of remote or flexible work arrangements, remote access tools and mobile technology have expanded potential targets for cyber-attack.

System failures and cybersecurity incidents affecting us, the funds, intermediaries and service providers may adversely affect us, our ability to administer the Policy and your interest in the Policy. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict. Although we undertake preventative and detective measures to protect our systems from cyber-attacks, there can be no guarantee that we or our service providers will be able to avoid all cybersecurity incidents affecting Policy Owners in the future. It is possible that a cybersecurity incident could persist for an extended period of time without detection.

We may also be exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, geo-political disputes, military actions, malicious acts and terrorist acts, any of which could adversely affect our ability to conduct business and administer the Policy. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our third-party service providers to perform their job responsibilities.

PHL Variable Insurance Company – Litigation and Regulatory Matters

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The Separate Account and the Principal Underwriter is not currently involved in any litigation or arbitration.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. Given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular quarterly or annual periods as respects each of the Company and the Principal Underwriter.

Cost of insurance litigation

2017 Action: Two putative class actions were filed in the Southern District of New York challenging certain increases to cost of insurance charges implemented in 2017. Fan et. al. v. PHL Variable Life Insurance Company, 1:18-cv01288, was filed on February 13, 2018 and Advance Trust & Life Escrow Services, LTA as Nominee of Life Partners Position Holder Trust v. PHL Variable Life Insurance Company, 1:18-cv-3444, was filed on April 19, 2018. On July 20, 2018, a Second Amended Complaint was filed in the Fan case removing certain previously named defendants. On March 12, 2019, the court denied the Company’s motions to dismiss in each action for lack of personal jurisdiction. On May 29, 2019, the Court entered an order appointing lead class counsel and consolidating the Fan and Advance Trust cases. On November 15, 2022, the parties informed the Court that they had reached a settlement of the matter, subject to the negotiation of mutually acceptable settlement documents. On February 24, 2023 the parties executed a Joint Stipulation and Settlement Agreement to resolve the litigation. On March 7, 2023 Plaintiffs filed a motion to certify the class and for preliminary approval of the class action settlement, which the Court granted on August 9, 2023. On November 11, 2023, Plaintiffs filed a motion for final approval of the class action settlement, which the Court granted after hearing on December 22, 2023. The Court entered its final judgment in this action on January 18, 2024.

2021 Action: A putative class action, Kenney v. PHL Variable Insurance Company, 3:22-cv-00552, was filed in the District of Connecticut on April 15, 2022 challenging certain increases to cost of insurance charges implemented in 2021. On June 21, 2022, the Company filed its answer, denying liability. On February 14, 2024, an amended class action complaint was filed in the Kenney case. The amended class action complaint adds a new plaintiff, Arbuckle Funding LLC, as well as nine new defendants including two subsidiaries of the Company, Concord Re, Inc. and Palisado Re, Inc., as well as seven “Nassau” entities, including Nassau Insurance Group Holdings, L.P.; Nassau Insurance Group Holdings GP, LLC; Nassau Financial Group GP Ltd.; Nassau Financial Group, L.P.; Nassau Asset Management LLC; The Nassau Companies of New York; and The Nassau Companies. The amended class action complaint retains its cause of action against the Company for breach of contract challenging certain cost of insurance charges implemented in 2021. The amended class action complaint asserts a new cause of action for fraudulent transfer against all defendants. On, April 22, 2024, the Company, Concord Re, Inc., and Palisado Re, Inc. moved to dismiss the fraudulent transfer cause of action. Discovery is ongoing in this matter. The Company and its subsidiaries dispute the allegations in the complaints and intend a vigorous defense.

FINANCIAL STATEMENTS

Audited financial statements of the Separate Account and PHL Variable are included in the Statement of Additional Information. For a free copy of the Statement of Additional Information, simply call or write to our Customer Service Office. The Statement of Additional Information is also available on the SEC’s website at www.sec.gov.

APPENDIX A – Investment Options Available Under The Contract

The following is a list of underlying funds available under the contract. More information about the underlying funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at https://dfinview.com/Nassau-PHL/TAHD/NAS000016. You can also request this information at no cost by calling 1-800-541-0171 or by sending an email request to customer_contact_center@nfg.com. Depending on the optional benefits you choose, you may not be able to invest in certain underlying funds.

The current expenses and performance information below reflects fees and expenses of the funds, but does not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each fund’s past performance is not necessarily an indication of future performance. Upddated fund performance can be found at: https://nfg.com/product-performance.html.

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Long-term capital appreciation.	Alger Capital Appreciation Portfolio[1,2] (Class 1-2 Shares) – Fred Alger Management, LLC	0.95%	43.13%	15.43%	12.54%
To seek investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.	CVT S&P MidCap 400 Index Portfolio[3] (Class I) – Calvert Research and Management Ameritas Investment Partners, Inc.	0.33%	16.12%	12.28%	8.90%
The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies.	DWS Equity 500 Index VIP (Class A)[3] – DWS Investment Management Americas, Inc. Northern Trust Investments, Inc.	0.25%	26%	15.40%	11.74%
The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.	DWS Small Cap Index VIP (Class A)[3] – DWS Investment Management Americas, Inc. Northern Trust Investments, Inc.	0.38%	16.76%	9.67%	6.89%
To provide current income.	Federated Hermes Fund for U.S. Government Securities II3 – Federated Investment Management Company	0.78%	4.19%	-0.11%	0.90%
To seek high current income.	Federated Hermes High Income Bond Fund II3 – Federated Investment Management Company	0.81%	12.71%	4.75%	4.13%
To provide current income consistent with stability of principal and liquidity.	Federated Hermes Government Money Fund II3 – Federal Investment Management Company	0.63%	4.52%	1.49%	0.90%

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio (Service Class)[3] – Fidelity Management & Research Company LLC (FMR) FMR UK, FMR HK, and FMR Japan	0.66%	33.34%	16.54%	11.50%
Seeks to provide capital growth.	Fidelity® VIP Growth Opportunities Portfolio (Service Class)[3] – Fidelity Management & Research Company LLC (FMR) FMR UK, FMR HK, and FMR Japan	0.69%	45.51%	18.97%	15.61%
To achieve capital appreciation.	Fidelity® VIP Growth Portfolio (Service Class)[3] – Fidelity Management & Research Company LLC (FMR) FMR UK, FMR HK, and FMR Japan	0.68%	36.09%	19.52%	14.68%
Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio (Service Class)[3] – Fidelity Management & Research Company LLC (FMR) FMR UK, FMR HK, and FMR Japan	0.48%	6.12%	1.87%	2.24%
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of debt and equity securities.	Franklin Income VIP Fund (Class 2) – Franklin Advisers, Inc.	0.71%	8.62%	6.98%	5.01%
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund (Class 2) – Franklin Mutual Advisors, LLC	0.93%	13.46%	7.82%	5.43%
Seeks long-term capital appreciation.	Guggenheim VT Long Short Equity Fund[1,2] – Security Investors, LLC, which operates under the name Guggenheim Investments	1.92%	12.75%	5.76%	3.32%

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
To seek capital appreciation.	Invesco V.I. American Franchise Fund (Series I Shares) – Invesco Advisers, Inc.	0.86%	40.93%	16.16%	11.70%
Both capital appreciation and current income.	Invesco V.I. Equity and Income Fund (Series II Shares) – Invesco Advisers, Inc.	0.81%	10.24%	9.64%	6.78%
Long-term growth of capital.	Invesco V.I. Core Equity Fund[1,2] (Series I Shares) – Invesco Advisers, Inc.	0.80%	23.36%	12.95%	7.79%
To seek capital appreciation.	Invesco V.I. Capital Appreciation Fund (Series II Shares)[3] – Invesco Advisers, Inc.	1.05%	35.03%	16.10%	11.28%
To seek capital appreciation.	Invesco V.I. Global Fund (Series II Shares) – Invesco Advisers, Inc.	1.07%	34.45%	12.02%	8.21%
Long-term growth of capital.	Invesco V.I. Main Street Mid Cap Fund®[1,2] (Series I Shares) – Invesco Advisers, Inc.	0.94%	14.47%	10.32%	6.45%
To seek capital appreciation.	Invesco V.I. Main Street Small Cap Fund® (Series II Shares) – Invesco Advisers, Inc.	1.13%	17.82%	12.79%	8.66%
Long-term capital appreciation.	Lazard Retirement U.S. Small Cap Equity Select Portfolio (Service Shares)[1,2,3] – Lazard Asset Management LLC	1.15%	10.02%	9.10%	6.73%
To seek high current income and the opportunity for capital appreciation to produce a high total return.	Lord Abbett Bond Debenture Portfolio (Class VC shares) – Lord, Abbett & Co. LLC	0.89%	6.55%	3.14%	3.49%
Long-term growth of capital and income without excessive fluctuations in market value.	Lord Abbett Growth and Income Portfolio (Class VC shares) – Lord, Abbett & Co. LLC	0.92%	13.19%	10.72%	7.81%
To seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.	Lord Abbett Mid Cap Stock Portfolio (Class VC shares) – Lord, Abbett & Co. LLC	1.15%	15.42%	10.64%	6.51%
Seeks to provide investors with capital appreciation.	Morningstar Aggressive Growth ETF Asset Allocation Portfolio (Class II) – ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.78%	16.88%	10.04%	7.06%

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Seeks to provide investors with capital appreciation and some current income.	Morningstar Balanced ETF Asset Allocation Portfolio (Class II) – ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.79%	12.82%	6.68%	4.99%
Seeks to provide investors with current income and capital appreciation.	Morningstar Growth ETF Asset Allocation Portfolio (Class II) – ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.79%	15.72%	8.64%	6.20%
Seeks to provide investors with current income and capital appreciation.	Morningstar Income and Growth ETF Asset Allocation Portfolio (Class II) – ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.78%	10.59%	4.74%	3.67%
The Fund seeks growth of capital.	Neuberger Berman AMT Mid Cap Growth Portfolio (Class S)[3] – Neuberger Berman Investment Advisers LLC	1.11%	-28.83%	6.77%	9.95%
The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)[3] – Neuberger Berman Investment Advisers LLC	1.17%	-18.65%	7.14%	10.64%
Seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments back by a portfolio of inflation-indexed securities and other Fixed Income Instruments.	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class) – Pacific Investment Management Company LLC	1.64%	-7.93%	8.46%	-0.90%
Seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments.	PIMCO VIT Real Return Portfolio (Advisor Class) – Pacific Investment Management Company LLC	1.01%	3.57%	3.05%	2.15%

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.	PIMCO VIT Total Return Portfolio (Advisor Class) – Pacific Investment Management Company LLC	0.92%	5.83%	0.98%	1.60%
Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movement of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument on a daily basis.	Rydex VT Inverse Government Long Bond Strategy Fund[1,2,3] – Security Investors, LLC, which operates under the name Guggenheim Investments	5.02%	4.22%	1.03%	-3.28%
Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis.	Rydex VT Nova Fund[1,2,3] – Security Investors, LLC, which operates under the name Guggenheim Investments	1.72%	35.06%	18.45%	14.14%
Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments.	Templeton Developing Markets VIP Fund (Class 2 Shares)[3] – Templeton Asset Management Ltd. Franklin Templeton Investment Management Limited	1.35%	12.62%	4.22%	2.32%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.	Templeton Foreign VIP Fund (Class 2 Shares)[3] – Templeton Investment Counsel, LLC	1.07%	20.76%	5.27%	1.28%
Seeks long-term capital growth. Under normal market conditions, the fund invests primarily in equity securities of companies located anywhere in the world, including developing markets.	Templeton Growth VIP Fund (Class 2 Shares)[3] – Templeton Global Advisors Limited Templeton Asset Management Ltd	1.12%	21.01%	6.47%	3.24%
Capital appreciation and current income.	TVST Touchstone Balanced Fund[3] – Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.80%	18.61%	11.29%	7.80%

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
High Level of current income consistent with preservation of capital. Capital appreciation is secondary.	TVST Touchstone Bond Fund[3] – Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.63%	6.07%	1.82%	1.43%
Capital appreciation.	TVST Touchstone Common Stock Fund[3] – Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.73%	26.66%	16.22%	11.29%
Growth of Capital.	TVST Touchstone Small Company Fund[3] – Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.76%	16.60%	12.29%	9.49%
Long-term growth of capital.	Virtus KAR Capital Growth Series A3 – Virtus Investment Advisers, Inc. Kayne Anderson Rudnick Investment Management, LLC	1.01%	34.71%	15.19%	11.97%
Capital appreciation and current income.	Virtus KAR Equity Income Series A3 – Virtus Investment Advisers, Inc. Kayne Anderson Rudnick Investment Management, LLC	0.96%	1.49%	11.46%	7.25%
High total return consistent with reasonable risk.	Virtus SGA International Growth Series A3 – Virtus Investment Advisers, Inc. Sustainable Growth Advisers, LP	1.12%	18.00%	8.80%	2.23%
Long-term total return.	Virtus Newfleet Multi-Sector Intermediate Bond Series A3 – Virtus Investment Advisers, Inc. Newfleet Asset Management, LLC	0.93%	8.69%	3.19%	2.94%
Capital appreciation and income with approximately equal emphasis.	Virtus Duff & Phelps Real Estate Securities Series A3 – Virtus Investment Advisers, Inc. Duff & Phelps Investment Management Co.	1.08%	11.03%	8.55%	7.95%

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Long-term capital growth.	Virtus KAR Small-Cap Growth Series A3 – Virtus Investment Advisers, Inc. Kayne Anderson Rudnick Investment Management, LLC	1.12%	19.70%	11.70%	13.85%
Long-term capital appreciation.	Virtus KAR Small-Cap Value Series A3 – Virtus Investment Advisers, Inc. Kayne Anderson Rudnick Investment Management, LLC	1.08%	19.05%	11.80%	8.42%
High total return over an extended period of time consistent with prudent investment risk.	Virtus Tactical Allocation Series (Class A Shares)[3] – Virtus Investment Advisers, Inc. Kayne Anderson Ruddick Investment Management, LLC and NewFleet Asset Management, LLC (fixed)	0.96%	22.22%	9.03%	5.87%
Long Term Capital Appreciation.	Wanger International[3] – Columbia Wanger Asset Management, LLC	1.20%	16.95%	6.45%	3.50%
Long Term Capital Appreciation.	Wanger Acorn[3] – Columbia Wanger Asset Management, LLC	0.95%	21.74%	7.51%	7.20%

[1]	This fund is closed to new investors.
[2]

For contract owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular purchase payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing dollar cost averaging (“DCA”) percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.

[3]	The current expenses of this fund reflect a temporary fee waiver or expense reimbursement arrangement.

Investment Restrictions For GMWB

If you elected an optional GMWB rider, you must allocate all purchase payments and Contract Value to one “program” that is available at the time of your election. Contract Value and purchase payments may never be allocated to more than one program. You may, at any time, switch your program to any other available program, but transfers of partial Contract Value are not permitted. We may discontinue, modify, or amend programs and we may make different programs available in the future. Regardless of program availability changes, you will be permitted to remain in the program in which you are invested and to allocate additional purchase payments to that program. In general, if you transfer out of a program, you will not be able to transfer back into that program if it is not available on the date of the requested transfer. The table below shows program availability during various time periods. For additional information, see “Additional Programs -Asset Allocation and Strategic Programs” in the prospectus.

	Phoenix Flexible Withdrawal Protector	GMWB 2007
Beginning 11/19/10

Morningstar Portfolio Series – The following underlying funds are available:

•  Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II

•  Morningstar Balanced ETF Asset Allocation Portfolio – Class II

Morningstar Portfolio Series – The following underlying funds are available:

•  Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II

•  Morningstar Balanced ETF Asset Allocation Portfolio – Class II

6/22/09 – 11/18/10	Phoenix Dynamic – The following asset allocation options are available: • Moderate • Moderate Growth	Phoenix Dynamic – The following asset allocation options are available: • Moderate • Moderate Growth
3/9/09 – 6/21/09	Phoenix-Ibbotson-Strategic – The following asset allocation options are available: • Conservative • Moderately Conservative • Moderate • Franklin Founding	Phoenix-Ibbotson Strategic – The following asset allocation options are available • Conservative • Moderately Conservative • Moderate • Moderately Aggressive • Aggressive • Franklin Founding
11/17/08 – 3/8/09	Same as later periods above	Same as later periods above
Prior to 11/17/08	Phoenix-Ibbotson Strategic – The following asset allocation options are available: • Conservative • Moderately Conservative • Moderate • Moderately Aggressive • Franklin Founding	Same as later periods above

APPENDIX B – State Specific Contract Differences

Spectrum Edge+

State Variations

Alabama

•	Purchase payments are only permitted during the first three contract years.

The maturity date can range from a minimum of seven years from the last purchase payment date up to the later of:

•	the date the annuitant attains age 95;

•	10 years from the contract date.

California

For issue ages 60 and over:

•

This contract will have a free look period of 30 days. During the free look period, the contract value will be invested in a money market investment option and the owner has the right to cancel the contract and receive a refund of the purchase payments paid (less withdrawals).

Connecticut

•	If the owner returns the contract within the free look period, they will receive a refund of the purchase payments paid (less withdrawals).

Florida

•	Market Value Adjusted GIA’s (MVA’s) are not available.

Georgia

•	If the owner returns the contract within the free look period, they will receive a refund of the purchase payments paid (less withdrawals).

Idaho

•	This contract will have a free look period of 20 days.

Louisiana

•	If the owner returns the contract within the free look period, they will receive a refund of the purchase payments paid (less withdrawals).

Maine

•	Market Value Adjusted GIA’s (MVA’s) are not available.

Maryland

•	Purchase payments are not permitted within three years of the maturity date.

The maturity date can range from a minimum of seven years from the last purchase payment date up to the later of:

•	the date the annuitant attains age 95;

•	10 years from the contract date.

•	Market Value Adjusted GIA’s (MVA’s) are not available.

For the GMAB Rider:

•	This rider will terminate at the earlier of:

•	the tenth contract anniversary;

•	the date any portion of the contract value is no longer allocated to one of the asset allocation options approved for use with this rider;

•	death of any owner, unless spousal continuation has been elected;

•	annuitization of the base contract;

•	a written request from the contract owner; and

•	termination of the base contract.

Massachusetts

•	Purchase payments are not permitted within seven years of the maturity date.

•	This contract will have a free look period of 10 days (20 days for replacements).

•	If the owner returns the contract within the free look period, they will receive a refund of the purchase payments paid (less withdrawals).

•	The Guaranteed Interest Account (GIA) is not available.

•	PHL Variable reserves the right to charge a transfer fee of $20 per transfer after the first six transfers in each contract year.

Michigan

•	The annual administrative charge is $30.

Minnesota

•	Market Value Adjusted GIA’s (MVA’s) are not available.

•	The minimum guaranteed rate for the GIA will not be less than 1.00% or greater than 3.00%. Refer to the contract for a more detailed description.

The maturity date can range from a minimum of seven years from the last purchase payment date up to the later of:

•	the date the annuitant attains age 95;

•	10 years from the contract date.

•	Purchase payments are not permitted within seven years of the maturity date.

Missouri

•	If the owner returns the contract within the free look period, they will receive a refund of the purchase payments paid (less withdrawals).

Nebraska

•	If the owner returns the contract within the free look period, they will receive a refund of the purchase payments paid (less withdrawals).

New Jersey

•	PHL Variable reserves the right to charge a fee of $10 per transfer after the first 12 transfers in each contract year.

The maturity date can range from a minimum of one year from the contract date up to the later of:

•	the date the annuitant attains age 95;

•	10 years from the contract date.

•	Market Value Adjusted GIA’s (MVA’s) are not available.

New Mexico

•	The annual administrative charge is $30.

•	PHL Variable reserves the right to charge a fee of $10 per transfer after the first 12 transfers in each contract year.

New York

•	The annual administrative charge is $30.

The maturity date can range from a minimum of 13 months from the contract date up to the later of:

•	the date the annuitant attains age 90;

•	10 years from the contract date.

•	Market Value Adjusted GIA’s (MVA’s) are not available.

For the GMIB Rider:

•	The Effective Annual Rate will not be set equal to 0.0% if the GIA value is greater than 40% of the base contract value on any:

•	purchase payment date;

•	transfer date; or

•	withdrawal date.

•	The annual fee is deducted from the individual investment options only (not the GIA) on each contract anniversary and upon full surrender of the base contract.

North Carolina

•	If the owner returns the contract within the free look period, they will receive a refund of the purchase payments paid (less withdrawals).

North Dakota

•	This contract will have a free look period of 20 days.

Oklahoma

•	If the owner returns the contract within the free look period, they will receive a refund of the purchase payments paid (less withdrawals).

Oregon

•	Purchase payments are only permitted during the first three contract years.

•	If the owner returns the contract within the free look period, they will receive a refund of the purchase payments paid (less withdrawals).

•	The maximum GIA allocation for each purchase payment is 100%.

•	Transfers are permitted to the GIA:

•	in the first contract year; or

•	if they would cause the GIA value to exceed 5% of the contract value.

•	Market Value Adjusted GIA’s (MVA’s) are not available.

Pennsylvania

•	Market Value Adjusted GIA’s (MVA’s) are not available.

South Carolina

•	This contract will have a free look period of 20 days.

Texas

•	PHL Variable reserves the right to charge a fee of $10 per transfer after the first 12 transfers in each contract year; or limit the number of transfers to 12 per contract year.

•	The annual administrative charge is $30.

•	Market Value Adjusted GIA’s (MVA’s) are not available.

Utah

•	This contract will have a free look period of 20 days.

•	If the owner returns the contract within the free look period, they will receive a refund of the purchase payments paid (less withdrawals).

Washington

•	Purchase payments are not permitted within seven years of the maturity date.

The maturity date can range from a minimum of seven years from the last purchase payment date up to the later of:

•	the date the annuitant attains age 95;

•	10 years from the contract date.

•	The annual administrative charge is $30.

•	Market Value Adjusted GIA’s (MVA’s) are not available.

Wisconsin

•	This contract will have a free look period of 20 days.

•	If the owner returns the contract within the free look period, they will receive a refund of the purchase payments paid (less withdrawals).

To learn more about the contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2024. The SAI is incorporated by reference into this prospectus. For a free copy of the SAI, or for general inquiries, contact our Customer Service Office. Reports and other information about PHL Variable Insurance Company and PHL Variable Accumulation Account is available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov.

EDGAR contract identifier number: C000067262

Version B

The Phoenix Edge®-VA

PHL Variable Accumulation Account

Issued by: PHL Variable Insurance Company (“PHL Variable”)

PROSPECTUS	May 1, 2024

This prospectus describes a variable and fixed accumulation deferred annuity contract offered to groups and individuals. The contract offers a variety of variable and fixed investment options, and also the optional benefits called guaranteed minimum income benefit and guaranteed minimum accumulation benefit and an optional death benefit rider. You may allocate purchase payments and contract value to one or more of the investment options of the PHL Variable Accumulation Account (“Separate Account”) and the Guaranteed Interest Account (“GIA”). The assets of each investment option will be used to purchase, at net asset value, shares of a series in the designated funds described in Appendix A: Investment options available under the contract.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The contract is not a deposit or obligation of, underwritten or guaranteed by, any financial institution, credit union or affiliate. It is not federally insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other state or federal agency. Contract investments are subject to risk, including the fluctuation of contract values and possible loss of principal. The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Purchasing a variable annuity within a qualified plan or Individual Retirement Account/Annuity (IRA) does not provide any additional tax benefit. Variable annuities should not be sold in qualified plans or IRAs because of the tax-deferral feature alone, but rather when other benefits, such as lifetime income payments and death benefit, protection support the recommendation.

For general information, you may send an email request to customer_contact_center@nfg.com.

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Important Adverse Developments Related to PHL Variable’s Financial Condition

In recent years, the financial condition of PHL Variable Insurance Company (“PHL Variable”) has continued to deteriorate. PHL Variable has become statutorily insolvent, and PHL Variable’s independent auditors have issued a report on the PHL Variable statutory financial statements that includes an “emphasis of matter” paragraph because there is substantial doubt about PHL Variable’s ability to continue as a going concern. PHL Variable’s financial guarantees – including with respect to annuity payments, death benefits, optional benefit riders, loans, and amounts in the Guaranteed Interest Account or other fixed account options, as applicable – are subject to PHL Variable’s financial strength and claims-paying ability. In light of PHL Variable’s financial difficulty, there is significant risk that PHL Variable will be unable to fulfill its financial guarantees under your contract.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability.

The Connecticut Insurance Commissioner of the Connecticut Insurance Department, PHL Variable’s primary state insurance regulator, may seek to take control of PHL Variable by obtaining a court order placing it into receivership. As of the date of this prospectus, it remains uncertain whether and when that will occur. In the event that PHL Variable is placed into receivership, then pursuant to Connecticut law, the Connecticut Insurance Commissioner would have broad authority in the management of PHL Variable’s business and affairs. In receivership, the Connecticut Insurance Commissioner could pursue either a rehabilitation or liquidation of PHL Variable. The Commissioner could also have power to unilaterally change the terms of outstanding contracts, subject to the review by the court. As part of these proceedings, if they were to occur, it is possible that your contract could be adversely affected or potentially even terminated. For example, pursuant to a court order, guarantees (e.g., annuity payments, death benefits, living benefits) could be reduced or terminated, contract features could be changed, contract fees and charges could be increased, distributions could be reduced, and/or new restrictions or reductions could be introduced.

As of March 2023, PHL Variable has been operating under the Administrative Supervision of the Connecticut Insurance Department. Management is evaluating plans to mitigate the current financial condition of PHL Variable. For so long as PHL Variable remains subject to the supervision and regulatory oversight of the Connecticut Insurance Department, PHL Variable generally will need approval from the Commissioner for business and governance activities other than those performed in the ordinary course of business. In addition, management is actively pursuing strategic transactions that could positively impact the capital and liquidity of PHL Variable. No assurance can be given that management will be successful in executing on any of these financial alternatives.

PHL Variable Accumulation Account (the “Separate Account”), which is the segregated asset account supporting the variable investment options under the contract, remains insulated from PHL Variable’s general account. However, it is important to understand that the Separate Account does not support PHL Variable’s financial guarantees. The Separate Account only supports the value of your investments in the variable investment options. If PHL Variable were to be dissolved in a receivership, in addition to your contract and financial guarantees potentially being terminated, the assets of the Separate Account may be liquidated and disbursed to Contract Owners, which could have negative tax consequences.

For additional information, see “Principal Risks of Investing in the Contract – Insurance Company Insolvency Risk” in this prospectus. Financial statements for PHL Variable and the Separate Account are included in the Statement of Additional Information, dated May 1, 2024, which is incorporated by reference into this prospectus. The Statement of Additional Information is available upon request.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability. If you retain your contract, there is a risk that the guarantees under your contract may be reduced or go entirely unfulfilled. If you surrender your contract, the contract and all guarantees under your contract will be terminated, and you could incur surrender charges, taxes, and tax penalties. Making additional purchase payments into the contract may increase your risk of loss related to PHL Variable’s financial insolvency.

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GLOSSARY OF SPECIAL TERMS

Most of the terms used throughout this prospectus are described within the text where they first appear. Certain terms marked by italics when they first appear are described below.

Account Value: The value of all assets held in the Separate Account.

Annuitant: The person whose life is used as the measuring life under the contract. The annuitant will be the primary annuitant as shown on the contract’s Schedule Page while that person is living, and will then be the contingent annuitant, if that person is living at the death of the primary annuitant.

Administrative Office: The office set forth on the cover page of this prospectus.

Annuity Payment Option: The provisions under which we make a series of annuity payments to the annuitant or other payee, such as Life Annuity with Ten Years Certain. See “Annuity Payment Options.”

Annuity Unit: A standard of measurement used in determining the amount of each periodic payment under the variable Annuity Payment Options I, J, K, M and N. The number of annuity units in each investment option with assets under the chosen option is equal to the portion of the first payment provided by that investment option divided by the annuity unit value for that investment option on the first payment calculation date.

Claim Date: The valuation date following receipt of a certified copy of the death certificate at our Customer Service Office.

Contract: The deferred variable accumulation annuity contract described in this prospectus.

Contract Owner (owner, you, your): Usually the person or entity to whom we issue the contract. The contract owner has the sole right to exercise all rights and privileges under the contract as provided in the contract. The owner may be the annuitant, an employer, a trust or any other individual or entity specified in the contract application. However, under contracts used with certain tax-qualified plans, the owner must be the annuitant. A husband and wife may be designated as joint owners, and if such a joint owner dies, the other joint owner becomes the sole owner of the contract. If no owner is named in the application, the annuitant will be the owner.

Contract Value: Prior to the maturity date, the sum of all accumulation units held in the investment options of the Separate Account and the value held in the GIA. For Tax-sheltered Annuity plans (as described in Internal Revenue Code (IRC) 403(b)) with loans, the contract value is the sum of all Accumulation Units held in the investment options of the Separate Account and the value held in the GIA plus the value held in the loan security account, and less any loan debt.

Customer Service Office: The address that a policy owner should contact regarding all customer service matters, including premium payments, withdrawals, surrenders, transfers, exchanges, and fund/premium allocation requests. For payments, the address is P.O. Box 758606, Topeka, Kansas 66675-8606. For non-payment service matters, the address is P.O. Box 758573, Topeka, Kansas 66675-8573. For overnight payment delivery, the address is 5801 SW 6th Street, Mail Zone 606, Topeka, Kansas 66675-8606. The telephone number is 1-800-541-0171. The hours of operation are 8:30 am – 6:00 pm EST and the fax number is 1-785-368-1386.

Death Benefit Options (Benefit Option, Option): The form of contract selected which determines the method of death benefit calculation and the amount of mortality and expense risk charge.

Inherited/Stretch Annuity: A post-death distribution option that provides an extended payout option for the beneficiary of a deceased Owner’s Contract.

Maturity Date: The date elected by the owner as to when annuity payments will begin. The maturity date will not be any earlier than the fifth contract anniversary and no later than the annuitant’s 95th birthday. The election is subject to certain conditions described in “The Annuity Period.”

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Minimum Initial Payment: The amount that you pay when you purchase a contract. We require minimum initial payments of

• Non-qualified plans—$1,000
• Bank draft program—$25
• Qualified plans/IRAs—$1,000

Minimum Subsequent Payment: The least amount that you may pay when you make any subsequent payments, after the minimum initial payment (see above). The minimum subsequent payment for all contracts is $25.

Net Asset Value: Net asset value of a fund’s shares is computed by dividing the value of the net assets of the fund by the total number of fund outstanding shares.

PHL Variable (our, us, we, company): PHL Variable Insurance Company.

Required Minimum Distribution (RMD) The annual distribution that must be taken from an IRA/qualified plan during the life of the Owner and/ or after the Owner’s death. The Required Minimum Distribution will be computed based on Internal Revenue Code requirements (including Internal Revenue Service guidance) and incorporates the actuarial value of all benefits under the contract.

There is no RMD requirement during the Owner’s lifetime from a Roth IRA.

Spouse: Any two persons legally married. Spouse does not include domestic partner, civil union partner or any other arrangement that is not recognized by a state as a legal marriage.

Valuation Date: A valuation date is every day the New York Stock Exchange (“NYSE”) is open for trading.

Variable Payment Annuity: An annuity payment option providing payments that vary in amounts, according to the investment experience of the selected investment options.

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Important Information You Should Consider About the Contract

	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals

If you withdraw money from your contract, you may be assessed a surrender charge of up to 7%. A surrender charge applies until the purchase payment being withdrawn is seven complete years old or older.

For example, if you withdr aw a $100,000 purchase payment during the first year that the purchase payment was made, you could be assessed a charge of up to $7000 on the purchase payment being withdrawn.

Fee Table; Deductions and Charges – Surrender Charges
Transaction Charges	In addition to surrender charges, we reserve the right to impose a transfer charge of up to $20 per transfer after the first 12 transfers in each contract year. Currently, we are not imposing a transfer charge.			Fee Table; Deductions and Charges – Transfer Charge
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Fee Table

	ANNUAL FEE	MINIMUM	MAXIMUM
	1. Base contract	0.92%(1)	1.37%(1)
	2. Investment options (underlying fund fees and expenses)	0.27%(2)	5.13%(2)
	3. Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.05%(3)	0.75%(3)

(1)   Charged on an annualized basis as a percentage of average account value in the Separate Account, plus the effect of the $35 Annual Administrative Charge.

(2)   As a percentage of underlying assets. Underlying fund fees are as of 12/31/23. Underlying fund fees can vary from year to year.

(3)   The 0.05% charge refers to the current cost of the Enhanced Death Benefit Option 1 rider. The 0.75% charge refers to the highest current charge for the optional GMIB benefit, which is assessed as a percentage of the greater of the guaranteed annuitization value and Contract Value.

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FEES AND EXPENSES			LOCATION IN PROSPECTUS

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add surrender charges that substantially increase costs.

	LOWEST ANNUAL COST:	HIGHEST ANNUAL COST:
	$1,133	$5,137
	Assumes:	Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Least expensive combination of contract classes and underlying fund fees and expenses

•   No optional benefits

•   No sales charges

•   No additional purchase payments, transfers, or withdrawals

•   Investment of $100,000

•   5% annual appreciation

•   Most expensive combination of contract classes, optional benefits and underlying fund fees and expenses

•   No sales charges

•   No additional purchase payments, transfers, or withdrawals

RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this contract.		Principal Risks of Investing in the Contract
Not a Short-Term Investment

•   This contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

•   A purchase payment being withdrawn is subject to a surrender charge until seven complete years have passed since the purchase payment was made.

Principal Risks of Investing in the Contract; Deductions and Charges; Federal Income Taxes

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RISKS		LOCATION IN PROSPECTUS

•   Surrender charges will reduce the value of your contract if you withdraw money during the surrender charge period.

•   The benefits of tax deferral are generally more beneficial to investors with a long time horizon.

Risks Associated with Investment Options

•   An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the contract (e.g., underlying funds).

•   Each investment option (as well as the GIA) will have its own unique risks, and you should review these investment options before making an investment decision.

Principal Risks of Investing in the Contract; Appendix A: Investment Options Available Under the Contract; GIA
Insurance Company Risks

An investment in the contract is subject to the risks related to PHL Variable, including that any obligations (including under the GIA), guarantees, or benefits are subject to the claims-paying ability of PHL Variable. More information about PHL Variable, including its financial strength ratings, is available by calling 1-800-541-0171.

PHL Variable has received from its independent auditor a report on the PHL Variable statutory financial statements that includes an “emphasis of matter” paragraph because there is substantial doubt about PHL Variable’s ability to continue as a going concern. In light of PHL Variable’s financial difficulty, there is significant risk that PHL Variable will be unable to fulfill its financial guarantees under the contract. You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability.

Principal Risks of Investing in the Contract - Insurance Company Insolvency Risk; PHL Variable and the Separate Account; Contract Guarantees; Financial Statements

RESTRICTIONS		LOCATION IN PROSPECTUS
Investments	• PHL Variable reserves the right to remove or substitute variable investment options available under the contract. • We reserve the right to limit transfers if frequent or large transfers occur.	PHL Variable and the Separate Account; Market Timing and Other Disruptive Trading

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RESTRICTIONS	LOCATION IN PROSPECTUS
Optional Benefits

•   Under the enhanced death benefit option rider, for death occurring after the annuitant’s 80th birthday, the death benefit amount changes, such that death benefit amount no longer includes as a component either the step-up death benefit or the roll-up death benefit.

•   Ability to elect one of the optional benefits may be restricted by minimum and maximum issue age requirements, ownership and beneficiary limitations, and is subject to state availability and regulation.

Optional Benefits

• Withdrawals made after the GMIB rider date, including loans, can reduce the benefit value by more than the amount withdrawn and could terminate the benefit. • Election of GMIB rider is irrevocable.

	TAXES	LOCATION IN PROSPECTUS
Tax Implications

•   You should consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.

•   If you purchase the contract through a qualified retirement plan or individual retirement account (IRA), you do not receive any additional tax benefit.

•   Earnings on your contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1⁄2.

Federal Income Taxes

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation

We no longer make new sales of the contract.

To compensate those who have sold a contract in the past, we generally pay compensation as a percentage of purchase payments invested in the contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic, asset-based compensation in all or some years based on all or a portion of the Contract Value. To the extent permitted by

Sales of Variable Accumulation Contracts

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CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS

FINRA rules, overrides and promotional incentives or cash and non-cash payments also may be provided to the broker-dealer through which a contract has been sold, based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the contract, including the recruitment and training of personnel, production of promotional literature and similar services.

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
The existence of these compensation arrangements can create a conflict of interest that potentially could influence a registered representative to recommend this contract over another investment.
Exchanges

As a general matter, some investment professionals could have a financial incentive to offer you this contract in place of another contract you currently own. Similarly, some investment professionals may have a financial incentive to offer you a new contract in place of this one.

You should only exchange a current contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract. Currently, we do not offer this contract for new sales, and thus would not offer this contract in connection with such a replacement transaction.

Sales of Variable Accumulation Contracts

Overview of the Contract

Important Adverse Developments Related to PHL Variable’s Financial Condition

In recent years, the financial condition of PHL Variable Insurance Company (“PHL Variable”) has continued to deteriorate. PHL Variable has become statutorily insolvent, and PHL Variable’s independent auditors have issued a report on the PHL Variable statutory financial statements that includes an “emphasis of matter” paragraph because there is substantial doubt about PHL Variable’s ability to continue as a going concern. PHL Variable’s financial guarantees – including with respect to annuity payments, death benefits, optional benefit riders, loans, and amounts in the Guaranteed Interest Account or other fixed account options, as applicable – are subject to PHL Variable’s financial strength and claims-paying ability. In light of PHL Variable’s financial difficulty, there is significant risk that PHL Variable will be unable to fulfill its financial guarantees under your contract.

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You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability.

The Connecticut Insurance Commissioner of the Connecticut Insurance Department, PHL Variable’s primary state insurance regulator, may seek to take control of PHL Variable by obtaining a court order placing it into receivership. As of the date of this prospectus, it remains uncertain whether and when that will occur. In the event that PHL Variable is placed into receivership, then pursuant to Connecticut law, the Connecticut Insurance Commissioner would have broad authority in the management of PHL Variable’s business and affairs. In receivership, the Connecticut Insurance Commissioner could pursue either a rehabilitation or liquidation of PHL Variable. The Commissioner could also have power to unilaterally change the terms of outstanding contracts, subject to the review by the court. As part of these proceedings, if they were to occur, it is possible that your contract could be adversely affected or potentially even terminated. For example, pursuant to a court order, guarantees (e.g., annuity payments, death benefits, living benefits) could be reduced or terminated, contract features could be changed, contract fees and charges could be increased, distributions could be reduced, and/or new restrictions or reductions could be introduced.

As of March 2023, PHL Variable has been operating under the Administrative Supervision of the Connecticut Insurance Department. Management is evaluating plans to mitigate the current financial condition of PHL Variable. For so long as PHL Variable remains subject to the supervision and regulatory oversight of the Connecticut Insurance Department, PHL Variable generally will need approval from the Commissioner for business and governance activities other than those performed in the ordinary course of business. In addition, management is actively pursuing strategic transactions that could positively impact the capital and liquidity of PHL Variable. No assurance can be given that management will be successful in executing on any of these financial alternatives.

PHL Variable Accumulation Account (the “Separate Account”), which is the segregated asset account supporting the variable investment options under the contract, remains insulated from PHL Variable’s general account. However, it is important to understand that the Separate Account does not support PHL Variable’s financial guarantees. The Separate Account only supports the value of your investments in the variable investment options. If PHL Variable were to be dissolved in a receivership, in addition to your contract and financial guarantees potentially being terminated, the assets of the Separate Account may be liquidated and disbursed to Contract Owners, which could have negative tax consequences.

For additional information, see “Principal Risks of Investing in the Contract – Insurance Company Insolvency Risk” in this prospectus. Financial statements for PHL Variable and the Separate Account are included in the Statement of Additional Information, dated May 1, 2024, which is incorporated by reference into this prospectus. The Statement of Additional Information is available upon request.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability. If you retain your contract, there is a risk that the guarantees under your contract may be reduced or go entirely unfulfilled. If you surrender your contract, the contract and all guarantees under your contract will be terminated, and you could incur surrender charges, taxes, and tax penalties. Making additional purchase payments into the contract may increase your risk of loss related to PHL Variable’s financial insolvency.

The following is intended as a summary. Please read each section of this prospectus for additional detail.

General overview of the contract. This annuity contract is between you, as the Contract Owner, and PHL Variable. The contract is intended for those seeking income and for those seeking long-term tax-deferred accumulation of assets to provide income for retirement or other purposes. Those considering the contract for other purposes should consult with their tax advisors. Participants in qualified plans and IRAs should note that this contract does not provide any additional tax deferral benefits beyond those provided by the qualified plan or IRA and should not consider the contract for its tax treatment, but for its investment and annuity benefits.

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Because the contract is designed for investors who intend to accumulate funds for retirement or other long-term financial planning purposes, the contract is best suited for those with a long term investment horizon. Although you have the ability to make partial withdrawals and/or fully surrender the contract at any time during the accumulation phase, the contract should not be viewed as a highly liquid investment. In that regard, withdrawals taken in the near term can result in you being assessed a surrender charge, which can be a significant amount. In addition, withdrawals can significantly reduce the value of the GMIB and can even result in termination of the GMIB. Failure to hold the contract for the long-term would mean that you lose the opportunity for the performance of your chosen investment options to grow on a tax-deferred basis. Thus, the contract’s features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the contract, has a long investment horizon, and has purchased the contract for retirement purposes or other long-term financial planning purposes. The contract is not intended for those who intend to engage in frequent trading among the variable investment options within the Separate Account.

The contract has two phases – the accumulation period and the annuity period. During the accumulation period, you can apply purchase payments to your contract, and we provide a death benefit. You bear the investment risk, whether a gain or loss, for any Contract Value allocated to the Separate Account. Once you begin receiving annuity payments on the Maturity Date, your contract enters the annuity period. During the annuity period, we make annuity payments based on the Annuity Payment Option you elect. When you annuitize, you receive a stream of annuity payments and you will be unable to make withdrawals. Moreover, when you annuitize, the contract’s death benefit terminates.

The contract offers a combination of variable and fixed investment options. Investments in the variable options provide results that vary, and depend upon the performance of the underlying funds. The owner assumes the risk of gain or loss according to the performance of the underlying funds. Investments in the GIA provide guaranteed interest earnings subject to certain conditions. There is no guarantee that the Contract Value will equal or exceed payments made under the contract.

Additional information about each underlying fund is provided in Appendix A to this prospectus.

Purchase Payments and Transfers. You may make purchase payments any time until the Maturity Date, for non-qualified contracts. You can vary the amount and frequency of your purchase payments for non-qualified contracts. For IRA/qualified plan contracts, there are federal limitations regarding the amount of purchase payments. Other than the Minimum Initial Payment, there are no required purchase payments.

You may also elect an asset allocation or strategic program through which to allocate your Contract Value. Participation in a program is optional. Although we may offer other programs in the future, whether those programs will be made available to both current and prospective Contract Owners will be determined at the sole discretion of PHL Variable.

Prior to the Maturity Date, you may elect to transfer all or any part of the Contract Value among one or more investment options or the GIA, subject to the limitations established for the GIA and the restrictions related to disruptive trading and market timing. After the Maturity Date under variable annuity payment options, you may elect to transfer all or any part of the Contract Value among one or more investment options. Transfers between the investment options are subject to disruptive trading and market timing restrictions.

Withdrawals. You may partially or fully surrender the contract any time for its Contract Value, less any applicable surrender charge and premium tax. Each year you may withdraw part of your Contract Value free of any surrender charges. During the first contract year, you may withdraw the greater of 10% of the Contract Value as of the date of the first partial surrender or the amount of the “Required Minimum Distribution” (“RMD”), as defined in the Internal Revenue Code without a surrender charge. Withdrawals may be subject to income tax on any gains plus a 10% penalty tax if the Contract Owner is under age 59 1⁄2.

The Guaranteed Minimum Income Benefit (GMIB) is an optional benefit designed to provide a level of annuity payments that is guaranteed even if your Contract Value declines. However, there is not an absolute guarantee of

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receipt of these payments since, for example, you could die prior to beginning your receipt of these guaranteed annuity payments. Note that withdrawals you take, including loans, can reduce the guaranteed annuitization value and terminate the benefit. The benefit also can terminate automatically (e.g., on the 30th day after the last contract anniversary that occurs after the older Annuitant’s 90th birthday). The guarantee under GMIB may never come into effect if the guaranteed annuitization value that would be used to determine your annuity payments is less than your Contract Value. We impose an additional fee if you have elected GMIB.

Death Benefit. The contract provides for payment on the death of the Contract Owner or the annuitant any time before the Maturity Date of the contract. There are three death benefit options under the Contract – the return of premium death benefit option, the annual step-up death benefit option, and the roll-up death benefit option. If you make no election, you receive the Return of Premium death benefit.

Death Benefit Options Chart
	Death Benefit Option 1	Optional Benefits	Death Benefit Option 2
Component:	Return of Premium	Enhanced Option 1 Rider	Annual Step-up

Mortality & Expense Risk Fee[1]	.775%	N/A	1.125%

Rider Charge:	N/A	.05%	N/A

Free Withdrawal Amount:	Contract Year 1: 10% of the contract value as of the date of withdrawal	Contract Year 1: 10% of the contract value as of the date of withdrawal	Contract Year 1: 10% of the contract value as of the date of withdrawal

	Contract Years 2 and greater: 10% of the last contract anniversary value	Contract Years 2 and greater: 10% of the last contract anniversary value plus any unused percentage from prior years may be carried forward to the then current contract year, up to a maximum of 30% of your contract value as of the last contract anniversary	Contract Years 2 and greater: 10% of the last contract anniversary value plus any unused percentage from prior years may be carried forward to the then current contract year, up to a maximum of 30% of your contract value as of the last contract anniversary
Death Benefit Option 3
Component:	5% Roll-up
Mortality & Expense Risk Fee[1]	1.225%

Rider Charge:	N/A

Free Withdrawal Amount:	Contract Year 1: 10% of the contract value as of the date of withdrawal

Contract Years 2 and greater:
10% of the last contract anniversary value plus any unused percentage from prior years may be carried forward to the then current contract year, up to a maximum of 30% of your contract value as of the last contract anniversary

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	Death Benefit Option 1	Optional Benefits	Death Benefit Option 2
Component	Return of Premium	Enhanced Option 1 Rider	Annual Step-up
Death Benefit[2] on the date of death of the Annuitant who has not yet attained age 80	The greater of:	The greater of:	The greater of:

	1. the sum of 100% of purchase payments less adjusted partial withdrawals on the claim date; or	1. the sum of 100% of purchase payments less adjusted partial withdrawals on the claim date; or	1. the sum of 100% of purchase payments less adjusted partial withdrawals on the claim date; or

	2. the contract value on the claim date	2. the contract value on the claim date; or	2. the contract value on the claim date; or

		3. the 7 Year Step-up Amount on the claim date	3. the Annual Step-up Amount on the Claim Date
Death Benefit[2] on the date of death of the Annuitant who has attained age 80	The greater of:	The greater of:	The greater of:

1. the sum of 100% of purchase payments less adjusted partial withdrawals on the claim date; or

1.  the death benefit in effect at the end of the last 7 year period prior to the Annuitant turning age 80, plus the sum of 100% of purchase payments less adjusted partial withdrawals made since the contract year that the Annuitant reached age 80; or

1.  the death benefit in effect at the end of the immediately preceding contract year prior to the Annuitant turning age 80, plus the sum of 100% of purchase payments less adjusted partial withdrawals made since the contract year that the Annuitant reached age 80; or

	2. the contract value on the claim date	2. the contract value on the claim date	2. the contract value on the claim date

Death Benefit Option 3
Death Benefit[2] on the date of death of the Annuitant who has not yet attained age 80	The greater of:

1. the sum of 100% of purchase payments less adjusted partial withdrawals on the claim date; or

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Death Benefit Option 3

2. the contract value on the claim date; or

3. the 7 Year Step-up Amount on the claim date; or

4. the Annual Roll-Up Amount on the claim date
Death Benefit[2] on the date of death of the Annuitant who has attained age 80	The greater of:

1.  the death benefit in effect at the end of the immediately preceding contract year prior to the Annuitant turning age 80, plus the sum of 100% of purchase payments less adjusted partial withdrawals made since the contract year that the Annuitant reached age 80; or

2. the contract value on the claim date

[1]	See the “Summary of Expenses” and “Deductions and Charges—Mortality and Expense Risk Charge” for complete details.
[2]	See “The Accumulation Period—Payment Upon Death Before Maturity Date” for complete details.

Loans

Loans are available only to plan participants in plans qualified under Section 403(b) of the Code. The loan is made by PHL Variable, and participant Contract Value withdrawn to be held as loan collateral is maintained in a segment of our general account. Taking a loan can result in adverse tax consequences, and also can reduce the guaranteed annuitization value under GMIB or result in termination of the benefit. In addition, any amount you take as a loan will not participate in the investment performance of the Separate Account and will be charged interest.

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Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the contract. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender or make withdrawals from the contract, or transfer Contract Value between investment options. State premium taxes, ranging from 0.00% to 3.50%, depending upon the state, may also be deducted.

TRANSACTION EXPENSES

Maximum Deferred Surrender Charge (as percent of purchase payments withdrawn):	7%[1]
Transfer Charge[2]
Maximum	$20
Current	None

1

A declining surrender charge is assessed on withdrawals in excess of the free withdrawal amount, based on the date that the purchase payment being withdrawn was deposited. The surrender charge is 7% with respect to a purchase payment withdrawn before the payment is “aged” two complete years and decreases in subsequent years as the purchase payment being withdrawn ages. (See “Deductions and Charges – Surrender Charges.”). No surrender charge is deducted with respect to a purchase payment that is seven complete years old, or older (See “Deductions and Charges – Surrender Charges.”)

2	We reserve the right to impose a transfer charge of up to $20 per transfer after the first 12 transfers in each contract year. See “Deductions and Charges – Transfer Charges.”

The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including underlying fund fees and expenses).

If you choose to purchase an optional benefit, you will pay additional charges, as shown in the table immediately below.

ANNUAL CONTRACT EXPENSES

Administrative Expenses
Maximum	$35
Current[1]	$35
Base Contract Expenses (as a percentage of average Account Value)[2]	0.90%

Optional Benefit Expenses

Death Benefit Option 2 – Annual Step-Up	1.25%
Death Benefit Option 3 – Roll-Up	1.35%
Enhanced Death Benefit Option 1 Rider (as a percentage of Contract Value)	0.05%
Guaranteed Minimum Accumulation Benefit (GMAB) – maximum charge[3] (as a percentage of the greater of Guaranteed Amount and Contract Value)	1.00%
Guaranteed Minimum Income Benefit (GMIB)[4] – maximum charge (as a percentage of the greater of guaranteed annuitization value and Contract Value)	1.00%

Participant Loan Fee[5]	$15

Loan interest rate differential: equal to excess of interest rate charged on loan over interest credited to amount in loan collateral account. That loan interest rate differential generally is equal to 2%

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1

This charge, which we call the “annual administrative charge”, is deducted annually on the contract anniversary on a pro rata basis from each of the selected investment options. See “Deductions and Charges.” The annual administrative charge for Simple IRAs is $15.

2

The Base Contract expense corresponds to the Return of Premium Death Benefit (Option 1) and consists of a mortality and expense risk fee component and a daily administrative fee component. Specifically (a) for death benefit option 1 (return of premium), the Separate Account charge is 0.90% (consisting of a mortality and expense risk fee of 0.775 % and a daily administrative fee of .125%). For death benefit option 2 (annual step-up), the Separate Account Charge is 1.25% (consisting of a mortality and expense risk fee of 1.125% and a daily administrative fee of .125%), and for death benefit option 3 (roll-up), the Separate Account charge is 1.35% (consisting of a mortality and expense risk fee of 1.225% and a daily administrative fee of .125%). Each such charge is determined on an annualized basis as a percentage of average account value in the Separate Account.

3	Guaranteed Minimum Accumulation Benefit is no longer available under this contract. The GMAB fee is deducted annually on the contract anniversary and is set forth here for reference purposes.
4

The Guaranteed Minimum Income Benefit fee is deducted annually on the contract anniversary. The current charge is locked in at the time you elect the benefit. See “Optional Benefits”. The Guaranteed Minimum Income Benefit fee is calculated as a percentage of the greater of guaranteed annuitization value and contract value. The current fees for GMIB are as follows: (a) for riders elected from January 2002 through September 2003, the current GMIB charge is 0.40% (b) for riders elected after September 2003 through May 2008, the current GMIB charge is 0.60% (c) for riders elected after May 2008 to the present, the current GMIB charge is 0.75%.

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Loans under the contract are available only to contracts sold to 403(b) plans. There is a $15 maximum administrative fee in connection with each loan, but currently we do not impose that charge. In addition to that possible fee, there is an interest rate differential. That is, interest charged on the loan will exceed interest you earn on your Contract Value held as loan collateral. The difference is a net cost to you.

The next item shows the minimum and maximum total operating expenses charged by the underlying funds that you may pay periodically during the time that you own the contract. A complete list of underlying funds available under the contract, including their annual expenses, may be found at the back of this document in Appendix A.

ANNUAL UNDERLYING FUND EXPENSES

	Minimum	Maximum
Annual Underlying Fund Expenses[1]	0.27%	5.13%
(Expenses that are deducted from underlying fund assets, including management fees, distribution and/or service(12b-1) fees, and other expenses)

1	Underlying Fund expenses are as of 12/31/23, and can vary from year to year. The fees set forth here do not reflect the effect of any expense reimbursement arrangements or fee waiver arrangements.

EXPENSE EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, annual contract expenses, and annual underlying fund expenses.

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The example assumes that you invest $100,000 in the contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual underlying fund expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your contract at the end of the applicable time period, your maximum costs would be:

1 Year	3 Years	5 Years	10 Years
$12,799	$25,191	$37,075	$66,543

(2)	If you annuitize or do not surrender your contract at the end of the applicable time period, your maximum costs would be:

1 Year	3 Years	5 Years	10 Years
$7,486	$21,869	$35,501	$66,543

Principal Risks of Investing in the Contract

There are risks associated with investing in the Contract. You can lose money in a variable annuity, including potential loss of your original investment. The value of your investment and any returns will depend on the performance of the underlying funds you select. Each fund may have its own unique risks.

Variable annuities are not a short-term investment vehicle. The surrender charge may apply for a number of years, so that the contract should only be purchased for the long-term. Under some circumstances, you may receive less than the sum of your purchase payments. In addition, full or partial withdrawals will be subject to income tax to the extent that they consist of earnings, and may be subject to a 10% income tax penalty if taken before age 59 1⁄2. Accordingly, you should carefully consider your income and liquidity needs before purchasing a contract.

Insurance Company Insolvency Risk. In recent years, the financial condition of PHL Variable has continued to deteriorate due to mortality trends and economic conditions. As of December 31, 2023, PHL Variable’s total adjusted capital was at the mandatory control level, based on the risk-based capital calculation required of insurance entities by the Connecticut Insurance Department, exposing PHL Variable to the risk of regulatory action, which may include placing PHL Variable into receivership. Management has evaluated PHL Variable’s condition and concluded that there is substantial doubt about PHL Variable’s ability to continue as a going concern.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability.

PHL Variable’s financial guarantees – including with respect to annuity payments, death benefits, optional benefit riders, loans, and amounts held in the Guaranteed Interest Account or other fixed account options, as applicable – are subject to PHL Variable’s financial strength and claims-paying ability. In light of PHL Variable’s financial difficulty, there is significant risk that PHL Variable will be unable to fulfill its financial guarantees under the contract as they become due.

In March 2023, PHL Variable consented to administrative supervision by the Connecticut Insurance Commissioner (the “Commissioner”) of the Connecticut Insurance Department (the “Consent Order of Administrative Supervision”). PHL Variable’s financial strength and claims-paying ability was the primary reason and concern for it being placed under administrative supervision, pursuant to which, the Commissioner provides increased supervision and regulatory oversight. Under Connecticut law, administrative supervision represents a lesser invasive regulatory action than other regulatory actions available to the Commissioner when

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dealing with financially-stressed insurance entities. In general, for so long as PHL Variable remains subject to such supervision and regulatory oversight, PHL Variable will need approval from the Commissioner for business and governance activities other than those performed in the ordinary course of business. Since entering into the Consent Order of Administrative Supervision, PHL Variable and the Connecticut Insurance Department have been in regular communication regarding PHL Variable’s financial condition. While under administrative supervision, PHL Variable continues to be responsible for its contractual obligations to contract owners and, as of the date of this prospectus, remains current with all contractual guarantees and benefit payments.

However, since March 2023, PHL Variable has continued to face significant financial challenges and uncertainties. PHL Variable is financially stressed largely due to higher-than-expected mortality trends in its older-age universal life insurance business and significant volatility in claims. In addition, macro-economic conditions, including interest rate fluctuations, hardened reinsurance markets, and tightening credit spreads, among other challenging factors, have negatively impacted PHL Variable’s overall financial condition. PHL Variable has incurred a net loss of $173 million for the year ended December 31, 2023, with capital and surplus declining to $(135) million as of December 31, 2023. As of December 31, 2023, PHL Variable’s risk-based capital (RBC) ratio dropped to a mandatory control level under state law. PHL Variable continues to explore options to improve its financial condition, though its options remain limited. PHL Variable already ceased underwriting activities in 2019. Management is actively pursuing strategic transactions that could positively impact the capital and liquidity of PHL Variable. However, no assurance can be given that management will be successful in executing upon on any of these financial alternatives.

Furthermore, with respect to PHL Variable’s financial statements, PHL Variable cannot take full reserve credits. Most notably, PHL Variable has a reinsurance agreement with Concord Re, Inc. (“Concord”), a wholly-owned subsidiary of PHL Variable, pursuant to which PHL Variable transferred the economic risk under its life insurance and annuity products to Concord. During 2023, the value of the underlying collateral supporting the reinsurance agreement declined significantly, such that Concord’s capital and surplus was negative as of December 31, 2023. In addition, the PHL Variable subsidiary that provides Concord with capital support pursuant to an intercompany agreement (Palisado Re Inc.) also had negative capital and surplus as of December 31, 2023. As a result, PHL Variable cannot take full reserve credit related to the Concord reinsurance agreement, resulting in a reserve credit impairment charge of $176 million for the year ended December 31, 2023.

Based on PHL Variable’s current financial condition, PHL Variable is statutorily insolvent. Management estimates that PHL Variable has sufficient assets and liquidity to satisfy its contractual obligations through approximately 2038. However, the present value of expected policyholder and other obligations in excess of assets supporting those obligations beyond 2038 is projected to be less than 10% of total liabilities as of December 31, 2023. Readers should be cautioned that these estimates involve actuarial assumptions and the exercise of significant judgment that could prove incorrect. As a result, PHL Variable’s assets may become insufficient to meet its contractual obligations sooner, even significantly sooner, than 2038. Furthermore, regardless of PHL Variable’s remaining assets and liquidity, PHL Variable may be placed into receivership by the Commissioner, as discussed below.

Risk of Receivership. The Commissioner may decide to take control of PHL Variable by seeking a court order that places PHL Variable into receivership. The receivership order would likely direct the Commissioner to take possession and control of all or part of the property, books, accounts, documents, and other records of the insurer, and the directors and officers of the insurer would be automatically dismissed. Subject to the review powers of the court, a rehabilitation plan would be devised to correct the difficulties that led to the insurer being placed in receivership and potentially return it to the marketplace. The Commissioner, subject to the review powers of the court, would need to determine whether a rehabilitation of the insurer is likely to be successful, or if its problems are so severe that the appropriate course of action is to liquidate the insurer.

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As of the date of this prospectus, it remains uncertain whether and when PHL Variable will be placed into receivership by the Commissioner, though it is possible that it could occur in the next 12 months. Given the financial condition of PHL Variable, exposing it to potential regulatory action, management has concluded that there is substantial doubt about PHL Variable’s ability to continue as a going concern.

In the event that PHL Variable is placed into receivership, then pursuant to Connecticut law, the Commissioner would have broad authority in the management of PHL Variable’s business and affairs. Upon court approval, the Commissioner could pursue either a plan of rehabilitation or a liquidation in accordance with state law. As part of these proceedings, if they were to occur, it is possible that your contract could be adversely affected or potentially even terminated. For example, pursuant to a court order, guarantees (e.g., annuity payments, death benefits, living benefits) could be reduced or terminated, contract features could be changed, contract fees and charges could be increased, distributions could be reduced, and/or new restrictions or reductions could be introduced. There is no way to predict the outcome of a receivership with certainty.

The Separate Account (i.e., the segregated asset account supporting the variable investment options under the contract) remains insulated from PHL Variable’s general account. See “PHL Variable and the Separate Account.” However, it is important to understand that the Separate Account does not support the contract’s financial guarantees. The Separate Account only supports the value of your investments in the variable investment options. If PHL Variable were to be dissolved in a receivership, in addition to your contract and financial guarantees potentially being terminated, the assets of the Separate Account may be liquidated and disbursed to Contract Owners, which could have negative tax consequences for you.

Financial statements for PHL Variable and the Separate Account are included in the Statement of Additional Information, dated May 1, 2024, which is incorporated by reference into this prospectus. The Statement of Additional Information is available upon request.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability. If you retain your contract, there is a risk that the guarantees under your contract may be reduced or go entirely unfulfilled. If you surrender your contract, the contract and all guarantees under your contract will be terminated, and you could incur surrender charges, taxes, and tax penalties. Making additional purchase payments into the contract may increase your risk of loss related to PHL Variable’s financial insolvency.

Investment Risk. You bear the risk of any decline in the Contract Value caused by the performance of the underlying funds. Those funds could decline in value very significantly, and there is a risk of loss of your entire amount invested. The risk of loss varies with each fund. The investment risks are described in the prospectuses for the funds. Even a variable investment option investing in a money market fund may have negative returns, particularly due to the fees and charges deducted at the variable investment option level. We do not promise that the funds will meet their investment objectives.

If on any Valuation Date the total Contract Value equals zero, or, the premium tax reimbursement due on a surrender or partial withdrawal is greater than or equal to the Contract Value, the contract will immediately terminate without value.

Risks Associated With Requirements For GMIB. The Guaranteed Minimum Income Benefit is an optional benefit designed to pay a guaranteed amount of annuity payments, even if your Contract Value decreases. Our ability to make these guaranteed payments in a scenario in which your Contract Value has declined is contingent on our having the necessary financial solvency to make such payments. You also should be aware of the possibility that you might die before taking the guaranteed annuity payments, in which case you would have paid the fees for the GMIB without ever realizing the benefits of that feature. In addition, the guarantee under GMIB may never come into effect if the guaranteed annuitization value that would be used to determine your annuity payments is less than your Contract Value. Withdrawals, including loans, could significantly reduce or terminate the benefit.

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Risks Related to Guaranteed Interest Account (GIA). The GIA is one investment option under the contract to which you may allocate purchase payments and Contract Value. You earn a fixed rate of interest under the GIA. In the current interest rate environment, that fixed interest rate may be low, and might be substantially less than what you might earn from other investment options under the contract. Payment of amounts under the GIA is contingent on our having the financial solvency to make such payments.

Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the contract, and prior to age 59 1⁄2 a tax penalty may apply. In addition, even if the contract is held for years before any withdrawal is made, withdrawals are taxable as ordinary income rather than capital gains.

Cyber Security and Business Continuity Risks. Our variable product business is dependent upon the effective operation of our computer systems and those of our business partners and service providers, and so our business may be vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cybersecurity incidents. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on systems and websites, unauthorized release of confidential customer information and other operational disruptions that could severely impede our ability to conduct our business and administer the Policy (e.g., calculate unit values or process transactions).

Financial services companies and their third-party service providers are increasingly the targets of cyber-attacks involving the encryption and/or threat to disclose personal or confidential information (e.g., ransomware) or disruptions of communications (e.g., denial of service) to extort money or for other malicious purposes. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources. The use of remote or flexible work arrangements, remote access tools and mobile technology have expanded potential targets for cyber-attack.

System failures and cybersecurity incidents affecting us, the funds, intermediaries and service providers may adversely affect us, our ability to administer the Policy and your interest in the Policy. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict. Although we undertake preventative and detective measures to protect our systems from cyber-attacks, there can be no guarantee that we or our service providers will be able to avoid all cybersecurity incidents affecting Policy Owners in the future. It is possible that a cybersecurity incident could persist for an extended period of time without detection.

We may also be exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, geo-political disputes, military actions, malicious acts and terrorist acts, any of which could adversely affect our ability to conduct business and administer the Policy. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our third-party service providers to perform their job responsibilities.

PHL Variable and the Separate Account

We are PHL Variable Insurance Company, a Connecticut stock life insurance company incorporated on July 15, 1981. Our executive and our administrative offices are located at One American Row, Hartford, Connecticut, 06102-5056. PHL Variable is a life insurance company that provides life insurance and annuity products.

You should send any transaction request (e.g., purchase payments), requests for general customer service forms, and all other correspondence to us at our Customer Service Office (see the Glossary for the address) or such other address that we have communicated in writing. Transaction requests received in good order (i.e., in form and substance acceptable to us) at that address on a given Valuation Date are priced based on the unit value as of the end of that Valuation Date. Transaction requests received in good order on a day other than a Valuation Date are priced based on the unit values in effect as of the end of the next Valuation Date. To meet our requirements for processing transactions, we may require that you use our forms.

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On December 7, 1994, we established the Separate Account, a separate account created under the insurance laws of Connecticut. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and it meets the definition of a “separate account” under the 1940 Act. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Separate Account or of PHL Variable.

The Separate Account has several investment options with varying degrees of investment risk. You may make contributions to the Separate Account but you assume all of the investment risk for the Contract Value that you contribute and allocate to the Separate Account. Under Connecticut law these Separate Account assets are segregated from our General Account and all income, gains or losses, whether or not realized, of the Separate Account must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses from any other business or activity of the insurer. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that an insurer conducts and as such are insulated from the creditors of the insurer. However, the assets in the Separate Account are attributable to more than one variable annuity product that we sell. Therefore, although these assets are insulated from our creditors, they all may be used to support Separate Account obligations. To the extent that the assets in the Separate Account become deficient for any reason, we will transfer assets from our General Account to the extent they are available. We reserve the right to add, remove, modify, or substitute any investment option in the Separate Account.

Obligations under the contracts are obligations of PHL Variable Insurance Company. You may make contributions to the GIA which is supported by the assets in PHL Variable’s General Account and such contributions are not invested in the Separate Account. The GIA is part of the General Account of PHL Variable (the “General Account”). The General Account supports all insurance and annuity obligations of PHL Variable and is made up of all of its general assets other than those allocated to any separate account such as the Separate Account. For more complete information, see the “GIA” section below.

Contract Guarantees

Any guarantee under the contract, such as interest credited to the GIA, or any guarantees provided by a rider are paid from our General Account. Therefore, any amounts that we may pay under the contract as part of a guarantee are subject to our long-term ability to make such payments. The assets of the Separate Account are available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the contracts supported by it. Under Connecticut law, insurance companies are required to hold a specified amount of reserves in order to meet the contractual obligations of their general account to contract owners. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that an insurer could incur as the result of its own investment of its general account assets, which could include bonds, mortgages, general real estate investments, and stocks.

Important Adverse Developments Related to PHL Variable’s Financial Condition

In recent years, the financial condition of PHL Variable Insurance Company (“PHL Variable”) has continued to deteriorate. PHL Variable has become statutorily insolvent, and PHL Variable’s independent auditors have issued a report on the PHL Variable statutory financial statements that includes an “emphasis of matter” paragraph because there is substantial doubt about PHL Variable’s ability to continue as a going concern. PHL Variable’s financial guarantees – including with respect to annuity payments, death benefits, optional benefit riders, loans, and amounts in the Guaranteed Interest Account or other fixed account options, as applicable – are subject to PHL Variable’s financial strength and claims-paying ability. In light of PHL Variable’s financial difficulty, there is significant risk that PHL Variable will be unable to fulfill its financial guarantees under your contract.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability.

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The Connecticut Insurance Commissioner of the Connecticut Insurance Department, PHL Variable’s primary state insurance regulator, may seek to take control of PHL Variable by obtaining a court order placing it into receivership. As of the date of this prospectus, it remains uncertain whether and when that will occur. In the event that PHL Variable is placed into receivership, then pursuant to Connecticut law, the Connecticut Insurance Commissioner would have broad authority in the management of PHL Variable’s business and affairs. In receivership, the Connecticut Insurance Commissioner could pursue either a rehabilitation or liquidation of PHL Variable. The Commissioner could also have power to unilaterally change the terms of outstanding contracts, subject to the review by the court. As part of these proceedings, if they were to occur, it is possible that your contract could be adversely affected or potentially even terminated. For example, pursuant to a court order, guarantees (e.g., annuity payments, death benefits, living benefits) could be reduced or terminated, contract features could be changed, contract fees and charges could be increased, distributions could be reduced, and/or new restrictions or reductions could be introduced.

As of March 2023, PHL Variable has been operating under the Administrative Supervision of the Connecticut Insurance Department. Management is evaluating plans to mitigate the current financial condition of PHL Variable. For so long as PHL Variable remains subject to the supervision and regulatory oversight of the Connecticut Insurance Department, PHL Variable generally will need approval from the Commissioner for business and governance activities other than those performed in the ordinary course of business. In addition, management is actively pursuing strategic transactions that could positively impact the capital and liquidity of PHL Variable. No assurance can be given that management will be successful in executing on any of these financial alternatives.

PHL Variable Accumulation Account (the “Separate Account”), which is the segregated asset account supporting the variable investment options under the contract, remains insulated from PHL Variable’s general account. However, it is important to understand that the Separate Account does not support PHL Variable’s financial guarantees. The Separate Account only supports the value of your investments in the variable investment options. If PHL Variable were to be dissolved in a receivership, in addition to your contract and financial guarantees potentially being terminated, the assets of the Separate Account may be liquidated and disbursed to Contract Owners, which could have negative tax consequences.

For additional information, see “Principal Risks of Investing in the Contract – Insurance Company Insolvency Risk” in this prospectus. Financial statements for PHL Variable and the Separate Account are included in the Statement of Additional Information, dated May 1, 2024, which is incorporated by reference into this prospectus. The Statement of Additional Information is available upon request.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability. If you retain your contract, there is a risk that the guarantees under your contract may be reduced or go entirely unfulfilled. If you surrender your contract, the contract and all guarantees under your contract will be terminated, and you could incur surrender charges, taxes, and tax penalties. Making additional purchase payments into the contract may increase your risk of loss related to PHL Variable’s financial insolvency.

The Variable Investment Options

You choose the variable investment options to which you allocate your purchase payments. These variable investment options are investment options of the Separate Account. The investment options invest in the underlying funds. You are not investing directly in the underlying funds. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans,

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although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the underlying fund is likely to be different from that of the retail mutual fund, and you should not compare the two.

The underlying funds offered through this product were selected by the Company based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, recommendations of fund families or distributors, and/or the capability and qualification of each sponsoring investment firm. Another factor the Company considered was whether the underlying fund or an affiliate of the underlying fund would compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the underlying fund’s investment advisor, or its distributor. The types of compensation paid to the Company by an underlying fund and/or its affiliate are discussed further in the section immediately below entitled “Administrative, Marketing and Support Service Fees”.

The Company periodically reviews the selection of underlying funds offered through this product based on various criteria, including (but not limited to) the criteria described above. Upon review, the Company may add new underlying funds or, subject to applicable law, remove underlying funds. The Company may also restrict allocation of additional premium payments or transfers to an underlying fund if the Company determines the underlying fund no longer meets one or more criteria and/or if the underlying fund has not attracted significant contract owner assets. The Company’s decision whether to add, remove, or restrict an underlying fund may be influenced by whether, and the extent to which, the underlying fund makes payments to the Company.

In addition, if any of the underlying funds become unavailable for allocating premium payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the Contract, we may substitute another variable investment option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new variable investment options available.

Each investment option of the Separate Account is subject to market fluctuations and the risks that come with the ownership of any security; and there can be no assurance that any underlying fund will achieve its stated investment objective.

Information regarding each underlying fund, including (i) its name (ii) its type (e.g., money market fund, bond fund, balanced fund etc.) or a brief statement concerning its investment objectives (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in the Appendix to this prospectus. Each underlying fund has issued a prospectus that contains more detailed information about the fund. You can obtain this information at no cost by calling 1-800-541-0171 or by going to our website at https://dfinview.com/Nassau-PHL/TAHD/NAS000014. You can also send an email request to customer_contact_center@nfg.com.

Administrative, Marketing and Support Service Fees

The Company and the principal underwriter for the contracts have entered into agreements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the underlying funds. These agreements compensate the Company and the principal underwriter for the contracts for providing certain administrative, marketing, or other support services to the underlying funds.

Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and the principal underwriter for the contracts incur in promoting, issuing, distributing and administering the contracts. As stated previously, such payments are a factor in choosing which funds to offer in the Company’s variable products. These payments may be significant and the Company and its affiliates may profit from them.

The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the contract or other contracts offered by the Company. The amount of the fee

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that an underlying fund and its affiliates pay the Company and/or the Company’s affiliates is negotiated and varies with each underlying fund. Aggregate fees relating to the different underlying funds may be as much as 0.40% of the average net assets of an underlying fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the distribution and/or service fees (12b-1 fees) that are paid by an underlying fund out of its assets as part of its total annual operating expenses and is not paid directly from the assets of your variable insurance product.

These payments reflect in part the administrative service expense savings derived by the funds by having a sole shareholder rather than multiple shareholders in connection with the Separate Account’s investments in the funds.

These administrative services may include but are not limited to soliciting applications for variable contracts issued by the Company, providing information about the funds from time to time, answering questions concerning the funds, including questions respecting variable contract owners’ interests in one or more of the funds, distributing, printing, and mailing of: the underlying funds’ prospectus and any applicable supplement; annual and semi-annual reports; proxy materials (including tabulating and transmitting proxies executed by or on behalf of variable contract owner’s); electronic and teleservicing support in connection with the funds; maintenance of investor records reflecting shares purchased, redeemed, transferred and share balances, and conveyance of that information to the fund.

For additional information concerning the available investment options, please see Appendix A.

GIA

In addition to the Separate Account, you may allocate purchase payments or transfer values to the GIA. Amounts you allocate or transfer to the GIA become part of our general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a minimum rate of return on the allocated amount, as provided under the terms of your product. Although we are not obligated to credit interest at a higher rate than the minimum, we may credit interest at a higher rate than the minimum for new and existing deposits.

We reserve the right to limit total deposits to the GIA, including transfers, to no more than $250,000 during any one-week period per contract.

Prior to the maturity date you may make transfers into or out of the GIA subject to the restrictions described in this section. In general, you may make only one transfer per contract year out of the GIA.

The amount that can be transferred out is limited to the greater of $1,000 or 25% of the contract value in the GIA as of the date of the transfer. Also, the contract value allocated to the GIA may be transferred out to one or more of the investment options over a consecutive 4-year period according to the following schedule:

• Year One:	25% of the total value

• Year Two:	33% of remaining value

• Year Three:	50% of remaining value

• Year Four:	100% of remaining value

Transfers from the GIA may also be subject to other rules as described throughout this prospectus.

Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the 1940 Act, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts. These disclosures are, however, subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

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GIA Restrictions

Payments and transfers to the GIA are subject to a maximum GIA percentage (the “Maximum GIA Percentage”). The Maximum GIA Percentage is the maximum amount of a purchase payment or total Contract Value that can be allocated to the GIA. The maximum amount is expressed as a percentage, and that percentage will never be less than 5%.

In general, for contracts issued on or after March 31, 2003, purchase payments and transfers to the GIA are subject to the Maximum GIA Percentage. Certain exceptions and state variations may apply. Review your contract or contact our Customer Service Office for more information.

In addition, we may not permit transfers into the GIA during the first year, nor allow any transfers during subsequent years that would result in GIA investments exceeding the Maximum GIA Percentage of Contract Value.

These restrictions as well as the availability of the GIA are subject to state insurance department approval. GIA may not be available in all states. Note, additional restrictions related to transfers to and from the GIA may be noted throughout this prospectus.

Deductions and Charges

1.	Annual Administrative Charge

We deduct an administrative charge from the contract value. This charge is used to reimburse us for some of the administrative expenses we incur in establishing and maintaining the contracts.

The maximum and current administrative maintenance charge under a contract is $35 ($15 for Simple IRAs). This charge is deducted annually on the contract anniversary date. It is deducted on a pro rata basis from the investment options, or GIA in which you have an interest. If you fully surrender your contract, the full administrative fee if applicable, will be deducted at the time of withdrawal. We may, at our sole discretion, waive the administrative charge if your contract value is $50,000 or more on the day the administrative charge is due. This charge may be decreased but will never increase. If you elect Annuity Payment Options I, J, K, M or N, the annual administrative charge after the maturity date will be deducted from each annuity payment in equal amounts.

2.	Daily Administrative Fee

We make a daily deduction from account value to cover the costs of administration. This current fee is based on an annual rate of 0.125% and is taken against the net assets of the investment options. It compensates the Company for administrative expenses that exceed revenues from the Administrative Charge described above. This fee is not deducted from the GIA.

3.	Enhanced Option 1 Rider

If the Enhanced Option 1 Rider is part of your contract, we will deduct a fee equal to 0.050% of the initial purchase payment at the time you elect this rider. Thereafter, we will deduct a fee equal to 0.050% of the contract value at the beginning of each contract year. The fee will be deducted from the contract value with each investment option and the GIA bearing a pro-rata share of such fee based on the proportionate contract value of each investment option and GIA. If you surrender your contract on a contract anniversary, no fee will be deducted. The current fee is equal to 0.050%.

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4.	Guaranteed Minimum Income Benefit Rider Fee

The current and historical fees for GMIB are as follows: (a) for riders elected from January 2002 through September 2003, the current GMIB charge is 0.40% (b) for riders elected after September 2003 through May 2008, the current GMIB charge is 0.60% (c) for riders elected after May 2008 to the present, the current GMIB charge is 0.75%. In each case, the GMIB fee percentage is multiplied by the greater of guaranteed annuitization value and the Contract Value.

The fee is deducted on each contract anniversary that this rider is in effect. If this rider terminates on the contract anniversary, the entire fee will be deducted. If this rider terminates on any other day, a prorated portion of the fee will be deducted. The rider fee will be deducted from the total contract value with each investment option and GIA bearing a pro rata share of such fee based on the proportionate contract value of each investment option and GIA. We will waive the rider fee if the contract value on any contract anniversary is greater than twice the guaranteed annuitization value. Should any of the investment options become depleted, we will proportionally increase the deduction from the remaining investment options unless we agree otherwise.

The maximum fee percentage is 1.000% multiplied by the greater of the guaranteed annuitization value or the Contract Value on the date the fee is deducted. The current charge is locked in at the time you elect this benefit. Currently the fee percentage for this rider is equal to 0.600% multiplied by the greater of the guaranteed annuitization value or the contract value on the date the rider fee is deducted.

If you elect the Guaranteed Minimum Income Benefit, you will be unable to elect the Guaranteed Minimum Accumulation Benefit.

5.	Mortality and Expense Risk Fee

We make a daily deduction from each investment option for the mortality and expense risk charge. The charge is assessed against the daily net assets of the investment options and varies based on the Death Benefit Option you selected. The current charge under each Death Benefit Option is equal, on an annual basis to the following percentages:

Option 1 –Return of Premium	Option 2 –Annual Step-up	Option 3 –5% Roll-up
0.775%	1.125%	1.225%

Although you bear the investment risk of the investment option in which you invest, once you begin receiving annuity payments that carry life contingencies the annuity payments are guaranteed by us to continue for as long as the Annuitant lives. We assume the risk that Annuitants as a class may live longer than expected (requiring a greater number of annuity payments) and that our actual expenses may be higher than the expense charges provided for in the contract.

In assuming the mortality risk, we promise to make these lifetime annuity payments to the owner or other payee for as long as the annuitant lives according to the annuity tables and other provisions of the contract.

No mortality and expense risk charge is deducted from the GIA. If the charges prove insufficient to cover actual administrative costs, then the loss will be borne by us; conversely, if the amount deducted proves more than sufficient, the excess will be a profit to us.

We have concluded that there is a reasonable likelihood that the distribution financing arrangement being used in connection with the contract will benefit the Account and the contract owners.

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6.	Surrender Charges

A surrender charge may apply to withdrawals of purchase payments or a full surrender of the contract prior to the maturity date or after the maturity date under Variable Annuity Payment Options K or L. The amount (if any) of a surrender charge depends on whether your purchase payments are held under the contract for a certain period of time. The surrender charge is designed to recover the expense of distributing contracts that are terminated before distribution expenses have been recouped from revenue generated by these contracts. These are contingent charges because they are paid only if you surrender your contract. They are deferred charges because they are not deducted from purchase payments. The surrender charge schedule is shown in the chart below. No surrender charge will be taken from death proceeds. Surrender Charges will also be waived when you begin taking annuity payments provided your contract has been in effect for five years. No surrender charge will be taken after the annuity period has begun except with respect to unscheduled withdrawals under Annuity Payment Option K or L below. See “Annuity Payment Options.” Any surrender charge is imposed on a first-in, first-out basis.

You may request that the surrender charge be deducted from the amount you have requested as a withdrawal, in which case the amount you actually receive will be reduced to reflect the surrender charge amount. Alternatively, you may request that the net amount you receive be a specified dollar amount, in which case we “gross up” the withdrawal amount so you receive the amount you requested and surrender charges are taken instead from your Contract Value. When we withdraw an amount from your Contract Value to cover that surrender charge, we will deduct the charge from the affected investment options and GIA on a pro rata basis, and will not assess another surrender charge against that withdrawal. Any distribution costs not paid for by surrender charges will be paid by PHL Variable from the assets of the General Account.

Each year you may withdraw part of your contract value free of any surrender charges. During the first contract year, you may withdraw up to 10% of the contract value as of the date of the first partial withdrawal without surrender charges. After that, depending on the death benefit option selected or any optional benefits you may elect, any unused percentage of the free withdrawal amount from prior years may be carried forward to the current contract year (up to a maximum of 30% of your Contract Value as of the last contract anniversary).

The amount of free withdrawal available depends on the Death Benefit Option you select as follows:

Death Benefit Option 1
Contract Year 1:	10% of the contract value as of the date of withdrawal
Contract Years 2 and greater:	10% of the last contract anniversary value

Enhanced Option 1 Rider
Contract Year 1:	10% of the contract value as of the date of withdrawal
Contract Years 2 and greater:	10% of the last contract anniversary value plus any unused percentage from prior years may be carried forward to the then current contract year, up to a maximum of 30% of your Contract Value as of the last contract anniversary

This rider is available at an annual cost of 0.05%.

This charge is assessed against the initial payment at issue and subsequently is taken against the contract value at the beginning of each contract year on the contract anniversary.

Death Benefit Option 2
Contract Year 1:	10% of the contract value as of the date of withdrawal
Contract Years 2 and greater:	10% of the last contract anniversary value plus any unused percentage from prior years may be carried forward to the then current contract year, up to a maximum of 30% of your Contract Value as of the last contract anniversary

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Death Benefit Option 3
Contract Year 1:	10% of the contract value as of the date of withdrawal
Contract Years 2 and greater:	10% of the last contract anniversary value plus any unused percentage from prior years may be carried forward to the then current contract year, up to a maximum of 30% of your contract value as of the last contract anniversary

The deduction for surrender charges, expressed as a percentage of the purchase payments withdrawn in excess of the 10% allowable amount, is as follows:

Percent	7%	7%	6%	6%	5%	4%	3%	0%
Age of Payment in Complete Years	0	1	2	3	4	5	6	7+

If the annuitant or owner dies before the maturity date of the contract, the surrender charge described in the table above will not apply.

The total surrender charges on a contract will never exceed 9% of total payments, and the applicable level of surrender charge cannot be changed with respect to outstanding contracts. Any distribution costs not paid for by surrender charges will be paid by PHL Variable from the assets of the General Account.

Tax

Tax is considered to be any tax charged by a state or municipality on premium payments, whether or not characterized as purchase premium tax (or premium tax). It is also other state or local taxes imposed or any other governmental fees which may be required based on the laws of the state or municipality of delivery, the owner’s state or municipality of residence on the contract date. Taxes on premium payments currently range from 0% to 3.5% (the amount of state premium payment tax, if any, will vary from state to state), depending on the state. We will pay any premium payment tax, any other state or local taxes imposed or other governmental fee due and will only reimburse ourselves upon the remittance to the applicable state.

We reserve the right, when calculating unit values, to deduct a credit or fee with respect to any taxes we have paid for or reserved during the valuation period that we determine to be attributable to the operation of a fund. No federal income taxes are applicable under present law and we are not presently making any such deduction.

Transfer Charge

Currently, there is no charge for transfers; however, we reserve the right to charge a transfer fee of up to $20 per transfer after the first 12 transfers in each contract year to defray administrative costs.

Reduced Fees, Credits and Excess Interest for Eligible Groups

We may reduce or eliminate the mortality and expense risk fee or the withdrawal charge, or credit excess interest when sales of the contracts are made to certain eligible groups that result in savings of sales expenses. We will consider the following characteristics:

(1)	the size and type of the group of individuals to whom the contract is offered;

(2)	the amount of anticipated purchase payments;

(3)

whether there is a preexisting relationship with the Company such as being an employee of the Company or its affiliates and their spouses; or to employees or agents who retire from the Company or its affiliates or 1851 Securities, Inc., or its affiliates or to registered representatives of the principal underwriter and registered representatives of broker-dealers with whom 1851 Securities, Inc. has selling agreements; and

(4)	internal transfers from other contracts issued by the Company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the Company or an affiliate.

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Any reduction or elimination of the mortality and expense risk fee or the withdrawal charge or credit of excess interest will not unfairly discriminate against any person. We will make any reduction or credit according to our own rules in effect at the time the contract was issued. We reserve the right to change these rules from time to time.

Loans to 403(b) plan participants

We also provide, as an administrative service to 403(b) plan participants, the ability to take a loan that is secured by the participant’s Contract Value. There is a maximum administrative fee of $15 for processing any loan, but currently we do not impose that fee. In addition, you should be aware that you incur a cost, which is in the form of the difference between the interest rate charged to you on the loan and the interest rate earned on your funds held in the collateral account supporting the loan. That loan interest rate differential generally is equal to 2%.

Other Charges

Charges are deducted from, and expenses paid out of, the assets of the underlying funds, as described in the prospectuses for the funds.

The Accumulation Period

The accumulation period is that time before annuity payments begin during which your payments into the contract remain invested.

Accumulation Units

An accumulation unit is used to calculate the value of a contract. Each investment option has a corresponding accumulation unit value. The number of accumulation units of an investment option purchased with a specific payment will be determined by dividing the payment by the value of an accumulation unit in that investment option next determined after receipt of the payment. The value of the accumulation units of an investment option will vary depending upon the investment performance of the applicable series of the funds, the expenses charged against the fund and the charges and deductions made against the investment option.

Accumulation Unit Value

The value of one accumulation unit was set at $1.000 on the date assets were first allocated to an investment option. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period ending on such valuation date. After the first valuation period, the accumulation unit value reflects the cumulative investment experience of that investment option.

Net Investment Factor

The net investment factor for any valuation period is equal to 1.000 plus the applicable net investment rate for such valuation period. A net investment factor may be more or less than 1.000 depending on whether the assets gained or lost value that day. To determine the net investment rate for any valuation period for the funds allocated to each investment option, the following steps are taken: (a) the aggregate accrued investment income and capital gains and losses, whether realized or unrealized, of the investment option for such valuation period is computed, (b) the amount in (a) is then adjusted by the sum of the charges and credits for any applicable income taxes and the deductions at the beginning of the valuation period for mortality and expense risk charges and daily administration fee, and (c) the results of (a) as adjusted by (b) are divided by the aggregate unit values in the investment option at the beginning of the valuation period.

Purchase of Contracts

We no longer sell the Contract to new investors. Thus, the procedures described here with respect to the initial purchase payment are those that applied to prior contract sales.

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Generally, we require minimum initial payments of:

• Non-qualified plans—$1,000

• Qualified Plans/IRAs—$1,000

• Bank draft program—$25

•

You may authorize your bank to draw $25 or more from your personal checking account monthly to purchase units in any available investment option, or for deposit in the GIA. The amount you designate will be automatically invested on the date the bank draws on your account.

The initial payment is due and payable before the contract becomes effective. We require minimum subsequent payments of $25.

The minimum age of the proposed owner to purchase a contract is the age of majority in the state where the contract is being purchased, or a guardian must act on your behalf. Generally, a contract may not be purchased for a proposed annuitant who is 86 years of age or older. Total payments in excess of $1,000,000 cannot be made without our permission. While the annuitant is living and the contract is in force, payments may be made any time before the maturity date of a contract.

Your ability to elect one of the Optional Benefits may be restricted by certain minimum and maximum issue age requirements, ownership and beneficiary limitations, and is subject to state availability and regulation. More details are included in the form of a rider to your contract if any of these benefits are chosen. For more information on specific Optional Benefit requirements, see “Optional Programs and Benefits.”

Your initial payments will be applied within two days of our receipt if the application for a contract is complete. If an incomplete application is completed within five business days of receipt by our Customer Service Office, your payment will be applied within two days of the completion of the application. If our Customer Service Office does not accept the application within five business days or if an order form is not completed within five business days of receipt by our Customer Service Office, then your payment will be immediately returned. You may request us to hold your purchase payment after the five day period while the application is completed and within two days after completion we will apply your purchase payment. Please note that prior to the completion of your application or order form, we will hold the purchase payment in a suspense account, which is a noninterest bearing account. Additional payments allocated to the GIA are deposited on the date of receipt of payment at our Customer Service Office.

Additional payments allocated to investment options are used to purchase accumulation units of the investment option(s), at the value of such Units next determined after the receipt of the payment by us.

Payments received under the contracts will be allocated in any combination to any investment option or the GIA, in the proportion specified in the application for the contract or as otherwise indicated by you from time to time. Changes in the allocation of payments will be effective as of receipt by our Customer Service Office of notice of election in a form satisfactory to us (either in writing or by telephone) and will apply to any payments accompanying such notice or made subsequent to the receipt of the notice, unless otherwise requested by you. In particular, such current allocation instructions are what we will follow when determining how to allocate a purchase payment we receive that lacks separate allocation instructions or that is not in good order with respect to its allocation instructions.

For certain eligible groups we may reduce the initial or subsequent purchase payment amount we accept for a contract. Factors in determining qualifications for any such reduction include:

(1)	the make-up and size of the prospective group;

(2)	the method and frequency of purchase payments; and

(3)	the amount of compensation to be paid to Registered Representatives on each purchase payment.

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Any reduction will not unfairly discriminate against any person. We will make any such reduction according to our own rules in effect at the time the purchase payment is received. We reserve the right to change these rules from time to time.

As indicated in the section above entitled GIA, payments and transfers to the GIA are subject to the Maximum GIA Percentage. The Maximum GIA percentage is the maximum amount of a premium payment or total Contract Value that can be allocated to the GIA. The maximum amount is expressed as a percentage, and that percentage will never be less than 5%.

Benefits Available Under the Contract

The following table summarizes information about the benefits under the contract.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	Three death benefit options available: (a) return of premium (b) annual step-up and (c) roll-up	Optional (return of premium death benefit is standard)	• For return of premium death benefit, Separate Account charge is .90%

•   If no death benefit option is elected, you receive return of premium death benefit option by default

•   If death benefit proceeds are not paid in single lump sum or no payment election is made, proceeds of more than $5000 are applied to the Concierge Account (a retained asset account)

•   Under the annual step-up option, the step-up element of the benefit ceases once the owner attains age 80

	•For deaths after age 80 under step-up and roll- up death benefit options, ongoing step-up feature and roll-up feature stop as of age 80		• For annual step-up death benefit, Separate Account charge is 1.25% • For roll-up death benefit, Separate Account charge is 1.35%
Enhanced Option 1 Rider	Provides an increased free withdrawal amount and a 7 year step-up death benefit	Optional	0.05% on an annual basis	• Ongoing 7 year step-up death benefit feature ceases at age 80 with respect to Annuitant deaths after age 80
Asset Allocation and Strategic Programs	Programs involving allocation of Contract Value to underlying funds designed to maximize returns and	Standard	None	• May participate in only one program at a time • Programs may be discontinued or

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
	limit effects of market volatility for given level of risk tolerance			modified in the future
Asset Rebalancing Program	Automatically rebalances selected investment options to maintain original percentage allocations	Standard	None	• Cannot use while Dollar Cost Averaging Program in effect • Does not permit transfers to or from GIA • Not available with GMIB
Interest Investment Program	Automatically transfers interest earned on purchase payments allocated to GIA to investment options within Separate Account	Standard	None

•   Must have at least $10,000 in GIA at all times to keep program in effect

•   Transfers under program not subject to general restrictions applicable to GIA transfers

•   Not available to those investing via bank draft program or while Dollar Cost Averaging Program or Asset Rebalancing Program in effect (the bank draft program allows the customer to make annuity purchase payments through a direct transfer of funds from a bank account)

Dollar Cost Averaging Program	Automatically transfers Contract Value to underlying fund investment options or GIA on monthly, quarterly, semiannual, or annual basis	Standard	None	• Subject to minimum initial and subsequent transfer amounts • Transfers under program not subject to general restrictions

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations

applicable to GIA transfers

•   Not available to those investing via bank draft program (the bank draft program allows the customer to make annuity purchase payments through a direct transfer of funds from a bank account)

• Not available with GMIB or Asset Rebalancing

Systematic Withdrawal Program	Automatically withdraws Contract Value proportionally from Separate Account investment options or GIA	Standard	None

•   Not available on or after Maturity Date

•   Surrender charges, income taxes, penalty taxes, and premium taxes may apply

•   Systematic withdrawals will reduce the Contract Value and the death benefit, and may reduce or terminate the GMIB

GMIB	Guarantees minimum monthly fixed annuity payments	Optional	1.0%, multiplied by greater of guaranteed annuitization value or Contract Value on date fee is deducted

•   Benefit under rider was not available until later of 7 years after rider was added or contract anniversary following older annuitant’s 60th birthday.

•   Election of benefit rider irrevocable

•   Withdrawals, including loans,

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations

can reduce the guaranteed annuitization value by an amount that is more than the dollar amount of the withdrawal. Withdrawals can reduce or terminate the benefit.

•   If you die before beginning your receipt of GMIB annuity payments, you would have paid the fee for GMIB without realizing any corresponding benefit.

•   The guarantee under GMIB may never come into effect if the guaranteed annuitization value that would be used to determine your annuity payments is less than your Contract Value.

Loan Feature for participants in Section 403(b) plans	Allows 403(b) plan participants to take a loan against their Contract Value	Optional	There is a maximum administrative fee of $15. In addition, there is the loan interest rate differential generally equal to 2%.

•   Loans may reduce the Contract Value and the death benefit, may reduce the values under GMIB or terminate that benefit, and may have tax consequences.

•   The portion of the Contract Value held as loan collateral does not participate in the

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
investment performance of the variable investment options.
Waiver of Surrender Charge	Surrender charges waived in certain scenarios (e.g., during first contract year withdraw up to 10% of contract value without a surrender charge)	Standard	No additional charge for sales charge waiver provisions	• Absent such waivers, you may pay a surrender charge upon a withdrawal

Enhanced Option 1 Rider

Enhanced Option 1 Rider is an optional benefit that if elected, provides the following additional benefits:

1.

Cumulative Free Withdrawals. After the first contract year, the free withdrawal amount equals 10% of the last contract anniversary value plus any unused percentage from prior years may be carried forward to the then current contract year to a maximum of 30% of your contract value as of the last contract anniversary.

2.	7 year Step-up in the Death Benefit. Prior to the annuitant’s 80th birthday, the death benefit equals the greatest of:

a.	the sum of 100% of purchase payments less adjusted partial withdrawals on the claim date; or

b.	the contract value on the claim date; or

c.	the 7 Year Step-up Amount on the claim date.

3.	Minimum Death Benefit past the Annuitant’s 80th birthday. The death benefit is equal to the greater of:

a.

the death benefit in effect at the end of the last 7-year period prior to the annuitant turning age 80, plus the sum of 100% of purchase payments less adjusted partial withdrawals made since the contract year that the annuitant reached age 80; or

b.	the contract value on the claim date.

There is a charge of 0.05% on an annual basis for the Enhanced Option 1 Rider. This charge is assessed against the initial payment at issue and then taken against the contract value at the beginning of each contract year on the contract anniversary.

Guaranteed Minimum Accumulation Benefit (GMAB)

The GMAB is no longer available. The disclosure here is that which generally applied when GMAB was available for election.

This optional rider is available only on contracts issued on or after July 26, 2005 and provides a guaranteed minimum return if funds remain invested according to a designated asset allocation model for a 10-year term. This benefit must be elected prior to issue and may be terminated at any time by request.

A fee for this benefit is deducted on each contract anniversary during the 10-year term. See “Deductions and Charges.”

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The benefit is available if each owner and annuitant are less than 81 years old on the date that this rider is added to the contract (the “rider date”).

The GMAB is available only if you allocate your purchase payments to an approved asset allocation or strategic program, and if you remain fully invested in the program for the term of the benefit. See “Asset Allocation and Strategic Programs” above.

This benefit is not available to you if you are the beneficiary of a deceased Owner’s Contract and are utilizing this Contract as an Inherited/Stretch Annuity.

Guaranteed Minimum Income Benefit Rider (“GMIB”)

This optional rider provides a benefit that guarantees minimum monthly fixed annuity payments. The minimum monthly fixed annuity payment amount is calculated by multiplying the guaranteed annuitization value by the annuity payment option rate for the annuity payment option selected under the rider.

The benefit provided by this rider will not be available until the later of 7 years after the rider is added to the contract (“rider date”) or the contract anniversary following the older annuitant’s 60th birthday. For example, if you were age 40 when you bought the contract with the rider, the earliest you could exercise the benefit under the rider would be when you reached age 60. While the benefit is available, you can only exercise it within 30 days following any contract anniversary. This benefit will not be available 30 days after the contract anniversary following the older annuitant’s 90th birthday.

A fee for this benefit is deducted on each contract anniversary during the term of the benefit. See “Deductions and Charges” above. Once your benefit is exercised, the fee will no longer be deducted. Currently, we only allow you to elect this rider on the contract date, but reserve the option to remove this restriction in the future. Election of this benefit rider is irrevocable. You should consult with a qualified financial advisor before you make your decision.

This benefit is not available to you if you are the beneficiary of a deceased Owner’s Contract and are utilizing this Contract as an Inherited/Stretch Annuity.

Guaranteed Annuitization Value

On and before the contract anniversary following the older annuitant’s 80th birthday (or 85th birthday if the contract was issued prior to July 26, 2005), the guaranteed annuitization value shall be equal to the lesser of (i) the sum of (A plus B) minus (C plus D), or (ii) 200% of all purchase payments minus the sum of the guaranteed annuitization value reductions and any tax that may be due where:

A	=	the contract value on the rider date accumulated at an effective annual rate (as determined below in the provision entitled “Effective Annual Rate”) starting on the rider date and ending on the date the guaranteed annuitization value is calculated.

B	=	the sum of purchase payments made after the rider date minus any taxes paid, accumulated at an effective annual rate starting on the date each purchase payment is applied to the contract and ending on the date the guaranteed annuitization value is calculated.

C	=	the sum of the guaranteed annuitization value reductions, accumulated at an effective annual rate starting on the date each withdrawal occurs and ending on the date the guaranteed annuitization value is calculated.

D	=	any tax that may be due.

After the contract anniversary following the older annuitant’s 80th birthday (or 85th birthday if the contract was issued prior to July 26, 2005), the guaranteed annuitization value shall equal the lesser of (i) (A plus B) minus (C

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plus D), or (ii) 200% of all purchase payments minus the sum of the guaranteed annuitization value reductions and any tax that may be due where:

A	=	the guaranteed annuitization value on the contract anniversary following the older annuitant’s 80th birthday (or 85th birthday if the contract was issued prior to July 26, 2005).

B	=	the sum of purchase payments made after the contract anniversary following the older annuitant’s 80th birthday (or 85th birthday if the contract was issued prior to July 26, 2005).

C	=	the sum of the guaranteed annuitization value reductions determined for withdrawals occurring after the contract anniversary following the older annuitant’s 80th birthday (or 85th birthday if the contract was issued prior to July 26, 2005).

D	=	any tax that may be due.

Guaranteed Annuitization Value Reduction

A Guaranteed Annuitization Value Reduction is an amount determined for each withdrawal that occurs on or after initial election of the GMIB rider. In summary, if withdrawals in a rider year do not exceed a maximum annual amount, then the Guaranteed Annuitization Value Reduction for those withdrawals is equal to the sum of the withdrawals. To the extent that withdrawals in a rider year exceed a maximum annual amount, then the Guaranteed Annuitization Value Reduction for those excess withdrawals will reduce the Guaranteed Annuitization Value by the ratio of each withdrawal to the contract value prior to the withdrawal. On each rider anniversary, a maximum annual amount is calculated equal to the effective annual rate on the rider anniversary multiplied by the Guaranteed Annuitization Value on the rider anniversary. The maximum annual amount during the first rider year is equal to 5% multiplied by the contract value on the rider date. Withdrawals during a rider year will reduce the maximum annual amount by the same amount that your contract value is reduced as a result of the withdrawal.

The Guaranteed Annuitization Value Reduction is equal to the sum of A and B where:

A	=	the lesser of the remaining maximum annual amount (prior to the withdrawal) and the withdrawal amount; and

B	=	(a) multiplied by (b), where:

(a)	=	the Guaranteed Annuitization Value immediately prior to the withdrawal less the value determined in “A” above;

(b)	=	1 minus the result of (c) divided by (d), where:

(c)	=	the Contract Value after the withdrawal, and

(d)	=	the Contract Value before the withdrawal less the value determined in “A” above.

Effective Annual Rate

On the rider date, we will set the effective annual rate of accumulation to 5%. After the first contract year, this rate may be adjusted based on the value of the Guaranteed Interest Account (GIA) in relation to the total Contract Value as described below:

After the first contract year, we will reset the effective annual rate to 0% if the value of the GIA is greater than 40% of the total contract value on any of the following dates:

1.	each date we process a purchase payment.

2.	each date we process a transfer.

3.	each date we process a withdrawal.

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Subsequently, we will raise the effective annual rate to 5% if the current effective annual rate is equal to 0% and the value of the GIA is less than or equal to 40% of the total contract value on any of the following dates:

1.	each date we process a purchase payment.

2.	each date we process a transfer.

3.	each date we process a withdrawal.

4.	each rider anniversary.

Termination of This Rider

You may not terminate this rider by request. This rider will terminate on the first of any of the following events to occur:

1.	the 30th day after the last contract anniversary that occurs after the older annuitant’s 90th birthday;

2.	the termination of the contract to which this rider is attached;

3.	the date a death benefit becomes payable under the contract to which this rider is attached;

4.	the date annuity payments commence under the contract to which this rider is attached; and

5.	the death of the last surviving Annuitant or joint Annuitant named under this rider.

GMIB Annuity Payment Options

Under this rider, you may only elect one of the following annuity payment options:

GMIB Option A--Life Annuity with Specified Period Certain: a fixed annuity payable monthly while the Annuitant named under this rider is living or, if later, until the end of the specified period certain. The period certain may be specified as 5 or 10 years. The period certain must be specified on the date the benefit is exercised. If the annuitant dies prior to the end of the period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if any annuitant dies after the end of the period certain. This option is not available if the life expectancy of the annuitant is less than the period certain on the date the benefit is exercised.

GMIB Option B--Non-Refund Life Annuity: a fixed annuity payable monthly while any annuitant named under this rider is living. No monthly payment, death benefit or refund is payable after the death of the annuitant. Because this option is a life annuity with no period certain, you would receive no annuity payment under this option if you were to die prior to the first annuity payment being made.

GMIB Option D--Joint and Survivorship Life Annuity: a fixed annuity payable monthly while either the annuitant or joint annuitant named under this rider is living. This option is only available if the annuitant and joint annuitant named under this rider are both alive on the date the benefit is exercised. No monthly payment, death benefit or refund is payable after the death of the surviving annuitant. Because this option is a life annuity with no period certain, you would receive no annuity payment under this option if both Annuitants were to die prior to the first annuity payment being made.

GMIB Option F--Joint and Survivorship Life Annuity with 10-Year Period Certain: a fixed annuity payable monthly while either the annuitant or joint annuitant named under this rider is living, or if later, the end of 10 years. This option is only available if the annuitant and joint annuitant named under this rider are both alive on the date the benefit is exercised. If the surviving annuitant dies prior to the end of the 10-year period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if the surviving annuitant dies after the end of the 10-year period certain. This option is not available if the life expectancy of the older annuitant is less than 10 years on the date the benefit is exercised.

Not all payment options described above will necessarily meet minimum required distribution rules for qualified contracts. In particular, beginning with deaths happening on or after January 1, 2020, subject to certain

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exceptions most non-spouse beneficiaries must now complete post-death distributions within ten years of the owner’s death in order to satisfy required minimum distribution rules. Consult a tax advisor before selecting a payment option within a qualified contract.

Payment Upon Death After Maturity Date

If an owner who also is the annuitant dies on or after the maturity date, except as may otherwise be provided under any supplementary contract between the owner and us, we will pay to the owner/annuitant’s beneficiary any annuity payments due during any applicable period certain under the annuity payment option in effect on the annuitant’s death. If the annuitant who is not the owner dies on or after the maturity date, we will pay any remaining annuity payments to the annuitant’s beneficiary according to the payment option in effect at the time of the annuitant’s death. If an owner who is not the annuitant dies on or after the maturity date, we will pay any remaining annuity payments to the owner’s beneficiary according to the payment option in effect at the time of the owner’s death. For contracts issued outside of an Individual Retirement Account/Annuity or a qualified plan, the payments to the beneficiary must be made at least as rapidly as the payments were being made to the owner.

Not all payment options described above will necessarily meet minimum required distribution rules for qualified contracts. In particular, beginning with deaths happening on or after January 1, 2020, subject to certain exceptions most non-spouse beneficiaries must now complete post-death distributions within ten years of the owner’s death in order to satisfy required minimum distribution rules. Consult a tax advisor before selecting a payment option within a qualified contract.

(For information regarding the Inherited/Stretch Annuity feature of this Contract, see the section of this prospectus entitled “Inherited/Stretch Annuity Feature.”)

Important Information regarding the GMIB

While the GMIB does provide guaranteed minimum fixed annuity payments, it may not be appropriate for all investors and should be understood completely before you elect it.

•	The GMIB does not provide contract value or in any way guarantee the investment performance of any investment option available under the contract.

•	The GMIB is irrevocable once elected.

•	You may not change any annuitant or joint annuitant while the GMIB is in effect.

•	The GMIB does not restrict or limit your right to annuitize at other times permitted under the contract, but doing so will terminate the GMIB.

•	You should consult with a qualified financial advisor if you are considering the GMIB.

•	The GMIB is only available if approved in your state and if we offer it for use with the contract.

•

The minimum monthly fixed annuity payment amount under the GMIB may be less than the annuity payment amount under the Contract even if the guaranteed annuitization value is greater than contract value.

Examples illustrating how GMIB operates

Example: Calculation of Guaranteed Annuitization Value

Assume the contract owner makes an initial payment of $100,000 (at age 68) and an additional deposit of $200,000 on the 3rd contract anniversary.

On the 7th contract anniversary (age 75), the Guaranteed Annuitization Value is the lesser of (i) or (ii) where (i) is equal to $383,311 (($100,000 x 1.05^3) + $200,000) x 1.05^4) and (ii) is equal to $600,000 (200% x ($100,000 + $200,000)). The Guaranteed Annuitization Value is $383,311. This assumes there were no additional payments, withdrawals, or transfers.

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If the roll-up stops at age 80, then the following example should be used:

Assume the contract owner makes an initial payment of $100,000 (at age 79) and an additional deposit of $200,000 on the 3rd contract anniversary (at age 82).

The Guaranteed Annuitization Value at age 80 is equal to $105,000 ($100,000 x 1.05). On the 7th contract anniversary (age 86), the Guaranteed Annuitization Value is equal to $305,000 ($105,000 + $200,000). This assumes there were no additional payments, withdrawals, or transfers.

If the roll-up stops at age 85, then the following example should be used:

Assume the contract owner makes an initial payment of $100,000 (at age 79) and an additional deposit of $200,000 on the 6th contract anniversary (at age 85).

The Guaranteed Annuitization Value at age 85 is equal to $134,010 ($100,000 x 1.05^6). On the 7th contract anniversary (age 86), the Guaranteed Annuitization Value is equal to $334,010 ($134,010 + $200,000). This assumes there were no additional payments, withdrawals, or transfers.

Example: Calculation of Guaranteed Annuitization Value Reduction

Assume the Guaranteed Annuitization Value is $175,000, the Contract Value is $150,000 and the contract owner withdraws $10,000. The $10,000 withdrawal will reduce the Guaranteed Annuitization Value by the same proportion as it reduces the Contract Value. A withdrawal of $10,000 will reduce the Contract Value by 6.67% (1 – ($140,000 / $150,000) and therefore the Guaranteed Annuitization Value by $11,667 (6.67% x $175,000). The Guaranteed Annuitization Value after the withdrawal will be $163,333 ($175,000 – $11,667).

Additional Programs

Subject to the terms of your contract and any optional benefits selected, you may elect any of the additional programs described below at no charge. If you purchase a contract with GMAB you must also elect an asset allocation or strategic program on the contract date. Otherwise you may elect any of the programs at any time. We may discontinue, modify or amend these programs as well as offer new programs in the future.

1.	Asset Allocation and Strategic Programs

Asset allocation and strategic programs (referred to as “programs” throughout this section) are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The programs reflect the philosophy that diversification among asset classes may help reduce volatility and boost returns over the long term. An asset class is a category of investments that have similar characteristics, such as stocks, or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer (government, corporate, municipal).

We currently offer the following programs (except as indicated and as described below):

•	AllianceBernstein VPS Balanced Hedged Allocation Portfolio

•	Franklin Templeton Founding Investment Strategy

•	Franklin Templeton Perspectives Allocation Strategy

•	Phoenix-Ibbotson Strategic Asset Allocation—(Closed to new investors effective June 22, 2009)

•

Since June 22, 2009, new elections of this asset allocation option have not been allowed. Thus, the discussion here is pertinent only to those who had opted for this program prior to that date and who continue to participate in the program.

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•	Morningstar Asset Allocation Series

For ease of reference, throughout this section of the prospectus, we refer to these asset allocation and strategic programs, simply as “programs”, and we refer to the asset allocation options available within the programs, as “options.”

You may participate in only one program at a time. Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option, or may offer other asset allocation services which, at our discretion, may be available to current contract owners. For the most current information on any program or option, please contact your registered representative.

Under the previously-offered GMAB optional benefit, you were required to allocate all purchase paymentsto one program or program option available at the time of your election. Different programs were offered with the GMAB during various time periods.

2.	Selecting a Program and Option

If you are interested in adding a program, consult with your registered representative to discuss your choices. For certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon, and risk tolerance. You should periodically review these factors to determine if you need to change programs or options. You may at any time switch your current program or option, as well as to any modified or new programs or options the Company may make available. You may cancel your participation in a program at any time, and later re-enroll in a program, after first consulting with your registered representative and then contacting our Customer Service Office. If a program is eliminated, you will receive notice and you may choose, in consultation with your registered representative, among the other programs available at that time.

The following programs are currently available, except as indicated:

•	AllianceBernstein VPS Balanced Hedged Allocation Portfolio

The AllianceBernstein VPS Balanced Hedged Allocation Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. Investments in real estate investment trusts, or REITs, are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the portfolio. The targeted blend for the non-REIT portion of the equity component is an equal weighting of growth and value stocks. This asset allocation option is rebalanced as necessary in response to markets.

•	Franklin Templeton Founding Investment Strategy

Through the Franklin Templeton Founding Investment Strategy, purchase payments and contract value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the contract value allocated to the three investment options back to the original allocation percentages in each investment option.

•	Franklin Income VIP Fund—34%

•	Franklin Mutual Shares VIP Fund—33%

•	Templeton Growth VIP Fund—33%

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•	Franklin Templeton Perspectives Allocation Strategy

Through the Franklin Templeton Perspectives Allocation Strategy, purchase payments and Contract Value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the Contract Value allocated to the three investment options back to the original allocation percentages in each investment option.

•	Franklin Flex Cap Growth VIP Fund—34%

•	Franklin Mutual Shares VIP Fund—33%

•	Templeton Growth VIP Fund—33%

Phoenix-Ibbotson Strategic Asset Allocation—(Closed to new investors effective June 22, 2009) Since June 22, 2009, new elections of these asset allocation options have not been allowed. Thus, the discussion here is pertinent only to those who had opted for this program prior to that date and who continue to participate in the program.

Phoenix and Ibbotson Associates have developed five asset allocation options, each comprised of selected combinations of investment options. Except as noted above, the options approved for use are:

•	Conservative Portfolio which seeks conservation of capital and has a portfolio allocation more heavily weighted in fixed income investments than in equities.

•

Moderately Conservative Portfolio which primarily seeks current income, with capital growth as a secondary objective, and has a portfolio allocation of approximately equal weightings in equities and fixed income investments.

•

Moderate Portfolio which seeks long-term capital growth and current income with emphasis on current growth, and has a portfolio allocation more heavily weighted in equities than in fixed income investments.

•

Moderately Aggressive Portfolio which seeks long-term capital growth with current income as a secondary objective, and has more than three quarters of the portfolio in equities and less than one quarter in fixed income investments.

•	Aggressive Portfolio which seeks long-term capital growth and is invested primarily in equities.

On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your purchase payments (contract value for in force policies), however, will not be allocated in accordance with the updated options unless you specifically request we do so. If you elect to participate in this program on and after September 10, 2007, on an annual basis, we will reallocate the Contract Value allocated to the investment options included in the program so that, following this reallocation, the percentage in each investment option equals the percentage originally used for the program. We will make this reallocation effective on the Valuation Date immediately preceding each anniversary of your contract date for as long as the asset allocation program is in effect for your contract. You should consult with your registered representative for the most current information on this program and the options within the program.

•	Morningstar Asset Allocation Series

The Morningstar Asset Allocation Series (“the Series”) are risk-based portfolios (“Portfolios”) that invest in ETFs, which are typically structured as open-end investment companies or unit investment trusts. The Series were designed on established principles of asset allocation and are intended to provide various levels of potential return for a targeted level of risk. The Series’ asset allocation policy is dynamically managed to consider changes in the economy or markets. The Portfolios in the Series are continuously managed to the asset allocation policy. The Portfolio options approved for use are:

•	Morningstar Income and Growth ETF Asset Allocation Portfolio—Class II

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•	Morningstar Balanced ETF Asset Allocation Portfolio—Class II

•	Morningstar Growth ETF Asset Allocation Portfolio—Class II

•	Morningstar Aggressive Growth ETF Asset Allocation Portfolio—Class II

If you should elect any of the Portfolios listed above, transfers made under these programs will not be counted toward the 12 transfers per year after which we may impose a transfer fee.

If you should elect any of the programs listed below, transfers made under these programs will not reduce the 12 transfers per year limit under this contract.

3.	Asset Rebalancing Program

The Asset Rebalancing Program allows you to specify the percentage levels you would like to maintain among the investment options. Asset Rebalancing does not permit transfers to or from the GIA. We will automatically rebalance contract values among the investment options to maintain your selected allocation percentages. You can choose to have us make these transfers monthly, quarterly, semiannually or annually. These transfers will occur on the date you specify (provided we receive the request in good order), unless the specified date falls on a holiday or weekend, in which case the transfers will occur on the next succeeding Valuation Date. You may start or discontinue this program at any time by submitting a written request or calling our Customer Service Office. The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, the Asset Rebalancing Program is not available while the Dollar Cost Averaging Program is in effect. The Asset Rebalancing Program may not be available with all asset allocation options – please contact our Customer Service Office for the list of asset allocation options for which the Asset Rebalancing Program is available.

4.	Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount to the investment options or GIA on a monthly, quarterly, semiannual or annual basis. Generally, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semiannually or $300 annually. You must have an initial value of $2,000 in the GIA or in the investment option from which funds will be transferred (sending investment option), and if the value in that investment option or the GIA drops below the amount to be transferred, the entire remaining balance will be transferred and no more systematic transfers will be processed. Also, payments of $1,000,000 or more require our approval before we will accept them for processing. Funds may be transferred from only one sending investment option or from the GIA but may be allocated to multiple receiving investment options. Under the Dollar Cost Averaging Program, you may transfer approximately equal amounts from the GIA over a period of 6 months or longer. Transfers under the Dollar Cost Averaging Program are not subject to the general restrictions on transfers from the GIA. For example, if you had $3600 in GIA, you could transfer $600 per month to your desired subaccounts until the $3600 had been transferred completely after 6 months.

Upon completion of the Dollar Cost Averaging Program, you must notify us at (800) 541-0171 or in writing to our Customer Service Office to start another Dollar Cost Averaging Program.

All transfers under the Dollar Cost Averaging Program will be processed on the date you specify (provided we receive the request in good order). If you do not specify a date, the transfer will be processed on the basis of values next determined after receipt of the transfer request in good order. If either of these dates fall on a holiday or weekend, then the transfer will occur on the next succeeding Valuation Date.

The Dollar Cost Averaging Program is not available to individuals who invest via a bank draft program. Except as described below, the Dollar Cost Averaging Program is not available to individuals while the Asset Rebalancing Program is in effect.

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The Dollar Cost Averaging Program does not ensure a profit nor guarantee against a loss in a declining market. There is no charge associated with participating in this program.

We may at different times offer additional or multiple Dollar Cost Averaging Programs, such as an Enhanced Dollar Cost Averaging Program. If elected, an Enhanced Dollar Cost Averaging Program would entitle you to an enhanced GIA interest rate for value, less applicable contract charges, allocated to the GIA (Net Value) for a specified period of time.

You may cancel an Enhanced Dollar Cost Averaging Program at any time. Choosing to cancel an Enhanced Dollar Cost Averaging Program prior to the end of your chosen program period will not change the enhanced GIA interest rate you are being credited.

All transfers under the Enhanced Dollar Cost Averaging Program will be processed on the basis of values next determined after receipt of the transfer request in good order. If that day falls on a holiday or weekend, then the transfer will be processed on the next succeeding business day.

In the event of an early cancellation the enhanced GIA rate will only be applied to the Net Value allocated to your program from the start date of your program to your cancellation date. The cancellation date is the valuation date we receive your cancellation request in good order at our Customer Service Office.

After the cancellation date, you may transfer the Net Value that was invested in the Enhanced Dollar Cost Averaging Program from the GIA to the investment options without being subject to the Maximum GIA Percentage.

We reserve the right to modify, suspend, or terminate any Dollar Cost Averaging Program we offer.

5.	Use of Dollar Cost Averaging with Asset Rebalancing and Allocation Programs

Some Asset Allocation programs may allow you to participate in the Dollar Cost Averaging/Enhanced Dollar Cost Averaging and Asset Rebalancing programs. Contact our Customer Service Office for the list of such programs that are currently available.

If you elect both the Enhanced Dollar Cost Averaging and the Asset Rebalancing Program, your entire dollar cost averaging transfer amount must be allocated to the Allocation Program in effect for your contract.

If you elect GMIB after your contract is issued, you may not participate in any Dollar Cost Averaging or Asset Rebalancing program while GMIB is in effect. If you are currently in a program of this type, it will terminate on the date that GMIB becomes effective.

6.	Interest Investment Program

We may at different times offer an Interest Investment Program. Under this program, interest earned on premium allocated to the GIA will automatically be transferred out to any of the investment options under the separate account.

You may elect to transfer interest earned on purchase payments allocated to the GIA on a monthly, quarterly, semiannual or annual basis. The amount that we transfer under the program will be based on the interest earned for the period you elect. We will process the automatic transfers on the first day of the month for the period that applies following our receipt of your transfer request. Should the first day of the applicable month fall on a holiday or weekend, we will process the transfer on the next business day.

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You must have a value of $10,000 in the GIA at all times to keep this program in effect. If the value in the GIA drops below $10,000 for any reason, then no more automatic transfers will be processed under the program. To start or stop the Interest Investment Program, you must notify us at 800/541-0171 or send a written request to our Customer Service Office.

Transfers under the Interest Investment Program are not subject to the general restrictions on transfers from the GIA.

The Interest Investment Program is not available to individuals who invest via a bank draft program or while the Dollar Cost Averaging Program or Asset Rebalancing Program are in effect.

The Interest Investment Program does not ensure a profit nor guarantee against a loss in a declining market. There is no charge associated with participating in this program.

7.	Nursing Home Waiver

After the first contract year, the Nursing Home Waiver provides for the waiver of surrender charges provided the Annuitant is confined to a licensed nursing home facility for at least 120 days. The withdrawal request must be within 2 years of the annuitant’s admission to the licensed nursing home facility.

There is no charge for this additional benefit.

8.	Systematic Withdrawal Program

Prior to the Maturity Date, you may partially withdraw amounts automatically on a monthly, quarterly, semiannual or annual basis under the Systematic Withdrawal Program. You may withdraw a specified dollar amount or a specified percentage. The withdrawals are taken from the Contract Value with each investment option and the GIA bearing a pro rata share.

The minimum withdrawal amount is $100. Withdrawals will be processed on the date you specify (provided we receive the request in good order) unless the specified date falls on a holiday or weekend, in which case the transfers will occur on the next succeeding Valuation Date. If no date is specified by you, then withdrawals will be processed on each monthly contract anniversary. Any applicable premium tax and surrender charges will be applied to the withdrawal.

You may start or terminate this program by sending written instructions to our Customer Service Office. This program is not available on or after the Maturity Date. There is no charge associated with participation in this program.

Withdrawals are subject to income tax on any gain plus a 10% penalty tax if the contract holder is under age 59 1⁄2. See “Federal Income Taxes.”

Surrender of Contract and Withdrawals

If the annuitant is living, amounts held under the contract may be withdrawn in whole or in part prior to the maturity date, or after the maturity date under Annuity Payment Options K or L. Under Annuity Option K and Annuity Option L (discussed below in the Annuity Payments Option section), you can receive annuity payments under those options and also take unscheduled withdrawals. To make an unscheduled withdrawal, you would complete and submit our prescribed form just as you would do with respect other types of partial withdrawals. There is no free withdrawal amount with respect to an unscheduled withdrawal under Annuity Options K and L, and thus, you are subject to a surrender charge. Please be aware that if you were to exhaust the Contract Value through such unscheduled withdrawals, the Contract would terminate. From a federal tax perspective,

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unscheduled withdrawals are treated in the same manner as other partial withdrawals. If you surrender the contract, the proceeds you receive upon surrender will be reduced by the amount of any outstanding loan and accrued loan interest.

Prior to the maturity date, you may withdraw up to 10% of the contract value in a contract year, either in a lump sum or by multiple scheduled or unscheduled partial withdrawals, without the imposition of a surrender charge. During the first contract year, the 10% withdrawal without a surrender charge will be determined based on the contract value at the time of the first partial withdrawal. In all subsequent years, the 10% will be based on the previous contract anniversary value. Note also that we reset the 10% amount each Contract year, rather than carry over all or any part of the 10% amount from the prior contract year. A signed written request for withdrawal must be sent to our Customer Service Office. For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your contract provides for loans) over $100,000. Withdrawals may be subject to income tax on any gains plus a 10% penalty tax if the policyholder is under age 59 1/2. See “Federal Income Taxes.”

Withdrawals, including loans, will reduce the Contract Value, can reduce the guaranteed annuitization value under the GMIB by more than the dollar amount of the withdrawal, and can result in termination of GMIB. The appropriate number of accumulation units of an investment option will be redeemed at their value next determined after the receipt by our Customer Service Office of a written notice in a form satisfactory to us. Accumulation units redeemed in a partial withdrawal from multiple investment options will be redeemed on a pro rata basis unless you designate otherwise. Contract values in the GIA will also be withdrawn on a pro rata basis unless you designate otherwise. The resulting cash payment will be made in a single sum, ordinarily within seven days after receipt of such notice. However, redemption and payment may be delayed under certain circumstances. See “Deferment of Payment.” There may be adverse tax consequences to certain surrenders and partial withdrawals. See “Surrenders or Withdrawals Prior to the Contract Maturity Date.” Certain restrictions on redemptions are imposed on contracts used in connection with Internal Revenue Code Section 403(b) plans. Although loans are available under 403(b) plans only, certain limitations may apply. See “Qualified Plans”; “Tax Sheltered Annuities.” A deduction for surrender charges may be imposed on partial withdrawals from, and complete surrender of, a contract. See “Surrender Charges.” Any surrender charge is imposed on a first-in, first-out basis.

Requests for partial withdrawals or full surrenders should be mailed to our Customer Service Office.

Contract Termination

The contract will terminate without value, if on any valuation date:

•	The contract value is zero; or

•

The annual Administrative Charge or premium tax reimbursement due on either a full or partial surrender is greater than or equal to the contract value (unless any contract value has been applied under one of the variable annuity payment options).

PHL Variable will notify you in writing that the contract has terminated.

Payment Upon Death Before Maturity Date

1.	When is the Death Benefit Payable

A death benefit is payable when the owner (or primary annuitant when the contract is owned by a non-natural person) dies. If there is more than one owner, a death benefit is payable upon the first owner to die.

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2.	Who Receives Payment.

•

Death of an Owner/Annuitant. If the owner/annuitant dies before the contract maturity date, the death benefit will be paid under the contract to the owner/annuitant’s beneficiary. If the spouse is the beneficiary, see “Spousal Beneficiary Contract Continuance.”

•

Death of an Annuitant who is not the Owner. If the owner and the annuitant are not the same and the annuitant dies prior to the maturity date, the contingent annuitant becomes the annuitant and the contract continues. If there is no contingent annuitant, the death benefit will be paid to the annuitant’s beneficiary.

•

Death of Owner who is not the Annuitant. If the owner who is not the annuitant dies before the contract maturity date, the death benefit will be paid under the contract to the owner’s beneficiary, unless the beneficiary is the spouse. The survival of the annuitant does not affect this payment. If the spouse is the beneficiary, see “Spousal Beneficiary Contract Continuance.”

•

Spousal Beneficiary Contract Continuance. If the owner/annuitant or owner non-annuitant dies and the spouse of the owner is the named contract beneficiary, the spousal beneficiary can continue the contract as the contract owner.

•	Qualified Contracts. Under qualified contracts, the death benefit is paid at the death of the participant who is the annuitant under the contract.

Death benefit payments must satisfy distribution rules. See “Federal Income Taxes—Qualified Plans.”

•	Ownership of the Contract by a Non-Natural Person. If the owner is not an individual, the death of the primary annuitant is treated as the death of the owner.

Payment Amount Before Age 80

Upon the death of the annuitant or owner/annuitant who has not yet reached age 80.

•	Option 1—Return of Premium. The greater of:

1.	100% of payments, less adjusted partial withdrawals; or

2.	the contract value on the claim date.

•	Option 2—Annual Step-up. The greater of:

1.	100% of payments, less adjusted partial withdrawals; or

2.	the contract value on the claim date; and

3.	the Annual Step-up Amount on the claim date.

•	Option 3—5% Roll-up. The greater of:

1.	100% of payments, less adjusted partial withdrawals; or

2.	the contract value on the claim date; or

3.	the Annual Step-up Amount on the claim date; and

4.	the Annual Roll-up Amount on the claim date.

•	Enhanced Option 1 Rider. Before the Annuitant’s 80th birthday, if the Enhanced Option 1 Rider has been elected, the death benefit (less any deferred premium tax) equals:

The greater of:

1.	the sum of 100% of purchase payments less adjusted partial withdrawals on the claim date; or

2.	the contract value on the claim date; or

3.	the 7-year step-up amount on the claim date.

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This rider is available at an annual cost of 0.05%.

This charge is assessed against the initial payment at issue and subsequently is taken against the contract value at the beginning of each contract year on the contract anniversary.

Payment Amount After Age 80

After the annuitant’s 80th birthday, the death benefit (less any deferred premium tax) equals:

•	Option 1—Return of Premium. The greater of:

1.	the sum of 100% of purchase payments less adjusted partial withdrawals on the claim date; or

2.	the contract value on the claim date.

•	Enhanced Option 1 Rider. After the annuitant’s 80th birthday, if the Enhanced Option 1 Rider has been elected, the death benefit (less any deferred premium tax) equals:

The greater of:

1.

the death benefit in effect at the end of the last 7-year period prior to the annuitant turning age 80, plus the sum of 100% of purchase payments less adjusted partial withdrawals made since the contract year that the annuitant reached age 80; or

2.	the contract value on the claim date.

This rider is available at an annual cost of 0.05%.

This charge is assessed against the initial payment at issue and subsequently is taken against the contract value at the beginning of each contract year on the contract anniversary.

•	Option 2—Annual Step-up. The greater of:

1.

the death benefit in effect prior to the annuitant turning age 80, plus the sum of 100% of purchase payments less adjusted partial withdrawals made since the contract year that the annuitant reached age 80; or

2.	the contract value on the claim date.

•	Option 3—5% Roll-up. The greater of:

1.

the death benefit in effect prior to the annuitant turning age 80, plus the sum of 100% of purchase payments less adjusted partial withdrawals made since the contract year that the annuitant reached age 80; or

2.	the contract value on the claim date.

•

Death of an Owner who is not the Annuitant. Upon the death of an owner who is not the annuitant, provided that there is no surviving joint owner, the death proceeds will be paid to the owner’s beneficiary. The amount of death benefit payable is equal to the greater of:

1.	100% of payments, less withdrawals; and

2.	the contract value on the claim date.

Because the death benefit in this situation equals the greater of purchase paymentspaid and the contract value, an owner who is not the Annuitant should seriously consider whether Death Benefit Options 2 or 3 are suitable for their circumstances.

We reserve the right to discontinue offering any one of the available death benefit options in the future.

If you are the beneficiary of a deceased Owner’s Contract and are utilizing this Contract as an Inherited/Stretch Annuity, only the Return of Premium death benefit is available to you.

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Adjusted Partial Withdrawals: The result of multiplying the ratio of the partial withdrawal to the contract value and the death benefit (prior to the withdrawal) on the date of the withdrawal.

Annual Roll-up Amount (Roll-up Amount): In the first contract year the Annual Roll-up Amount is equal to the initial purchase payment. After that, in any following contract year the Annual Roll-up Amount is equal to the Roll-up Amount at the end of the last contract year multiplied by a factor of 1.05, plus 100% of purchase payments, less adjusted partial withdrawals made since the end of the prior contract year. The Roll-up Amount may not be greater than 200% of total purchase payments less adjusted partial withdrawals.

Annual Step-up Amount (Step-up Amount). In the first contract year the Step-up Amount is the greater of (1) 100% of purchase payments less adjusted partial withdrawals; or (2) the contract value. After that, in any following contract year the Step-up Amount equals the greater of (1) the Step-up Amount at the end of the prior contract year, plus 100% of purchase payments, less adjusted partial withdrawals made since the end of the last contract year; or (2) the contract value.

Seven Year Step-up Amount (7 Year Step-up Amount). In the first seven contract years, the 7 Year Step-up Amount equals 100% of purchase payments less adjusted partial withdrawals. In any subsequent 7 year period, the 7 Year Step-up Amount equals the 7 Year Step-up Amount that would have been paid on the prior seventh contract anniversary plus 100% of payments less adjusted partial withdrawals made since the prior seventh contract anniversary.

The amount of a death benefit is determined as of the claim date, which is the date on which we receive due proof of death in good order. We pay death benefit proceeds within seven days after receipt of due proof of death in good order. No surrender charge is imposed on the death benefit amount, regardless of how the death benefit amount is paid out. The death benefit amount is reduced by the amount of any outstanding loan and accrued loan interest.

If the beneficiary makes no election regarding how the death benefit is to be paid out and the death benefit amount is more than $5000, then we will transfer the death benefit amount to the Concierge Account, a retained asset account. If there is no such election but the death benefit amount is $5000 or less, then we deliver the death benefit proceeds in the form of a check. A beneficiary who does elect the manner in which the death benefit is settled can choose from several options, including lump sum, continuing the contract (if a surviving spouse), applying the death benefit proceeds to an annuity option, or affirmatively electing that the death benefit proceeds be transferred to the Concierge Account. In settlement-related materials that we deliver to beneficiaries to help them with their choice, we describe the available annuity options—which are a subset of the annuity options set forth in this prospectus (e.g., life annuity with specified period certain). There are specific Internal Revenue Code requirements regarding payment of the death benefits, see “Federal Income Taxes—Distribution at Death.” A recipient should consult a legal or tax adviser in selecting among the death benefit payment options.

The Concierge Account is not insured by the FDIC, NSUSIF, or any other state or federal agency which insures deposits. The guarantee of principal is based on the claims-paying ability of Nassau Life Insurance Company.

As an illustration of how one death benefit option operates, if death occurs before age 80, purchase payments less withdrawals were $30,000, Contract Value as of the claim date were $25,000, and the Annual Step-Up Amount on the claim date were $35,000, then the death benefit amount would be the greater amount—$35,000.

Payment Upon Death After Maturity Date

If an owner who also is the annuitant dies on or after the maturity date, except as may otherwise be provided under any supplementary contract between the owner and us, we will pay to the owner/annuitant’s beneficiary any annuity payments due during any applicable period certain under the annuity payment option in effect on the annuitant’s death. If the annuitant who is not the owner dies on or after the maturity date, we will pay any

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remaining annuity payments to the annuitant’s beneficiary according to the payment option in effect at the time of the annuitant’s death. If an owner who is not the annuitant dies on or after the maturity date, we will pay any remaining annuity payments to the owner’s beneficiary according to the payment option in effect at the time of the owner’s death.

For contracts issued outside of an Individual Retirement Account/Annuity or a qualified plan, the payments to the beneficiary must be made at least as rapidly as the payments were being made to the owner. (For information regarding the Inherited/ Stretch Annuity feature of this Contract, see the section of this prospectus entitled “Inherited/Stretch Annuity Feature.)

Retained Asset Account

Death benefit proceeds will be payable in a single lump sum. At the time of payment you may elect to have the full death benefit amount sent to you. Unless otherwise provided for under state law, if you do not elect a single lump sum or you make no election, the proceeds of a death benefit of more than $5000 payable to an individual, trust or estate will be applied to the Concierge Account (“CA”), an interest bearing draft account with check writing privileges. The CA is generally not offered to corporations or similar entities. You may opt out of the CA at any time by writing a check from the CA for the full amount of your balance or by calling our Customer Service Office. A supplementary contract may be issued when death benefit proceeds are paid through the CA.

The CA is part of the general account of Nassau Life Insurance Company, an affiliated life insurance company. It is not a checking or bank account and is not insured by the FDIC, National Credit Union Share Insurance Fund (“NCUSIF”), or any other state or federal agency which insures deposits. No additional amounts aside from the death benefit may be deposited into the CA. As part of Nassau Life Insurance Company’s general account, it is subject to the claims of Nassau Life Insurance Company’s creditors. Nassau Life Insurance Company may receive a financial benefit from earnings on amounts left in the CA. The guarantee of principal is based on the claims-paying ability of Nassau Life Insurance Company and principal is covered by the state guaranty association. Interest paid on amounts in the CA is taxable as ordinary income in the year such interest is credited. Amounts in the CA may become subject to state abandoned and unclaimed property laws. Please consult a tax advisor.

Unclaimed Property

States have abandoned and unclaimed property laws and regulations which generally declare amounts due under annuity contracts or life insurance policies to be abandoned after a period of inactivity, which is generally three to five years from the date a benefit is due and payable. These laws generally apply to maturity or death benefits. The value in an insurance policy or contract is not considered as abandoned or unclaimed merely because a withdrawal or surrender is permitted but not requested; there needs to be an event, such as a death, that makes the amount due. Under such an unclaimed property law, when the owner dies and a payment of the death benefit is triggered, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, state laws and regulations may mandate that the death benefit proceeds be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the proceeds escheated (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your address and your beneficiary designations, including their addresses, if and as they change. Please call us to make such changes.

Participant Loans Under 403(b) Plans

Loans from the Contract are made only to those who are plan participants invested in a contract we have sold to a plan qualified under Section 403(b) of the Code. For these contracts, the minimum loan amount is $1000. The

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maximum loan amount cannot be more than the greater of (a) 90% of the first $10,000 of Contract Value minus any surrender charge (b) 50% of the Contract Value minus any surrender charge and (c) with respect to any amount taken from the GIA to fund the loan, the amount withdrawn from GIA may not exceed the greater of $1000 or 25% of the Contract Value in GIA when the loan is made. The maximum loan amount is $50,000. In connection with each loan, there is an administrative fee equal to $15 maximum but currently we do not impose that fee.

A participant may request (a) a proportionate loan, in which amounts withdrawn from Contract Value in connection with the loan are taken pro rata from the investment options in which the participant’s Contract Value is invested at the time of the loan request or (b) a loan as to which the participant specifies the investment options as to which amounts will be withdrawn and the amount to be withdrawn from each investment option. If the participant fails to specify either option, we will process the loan as a proportionate loan.

Amounts withdrawn from the participant’s investment options in connection with a loan are not subject to a surrender charge when withdrawn and are deposited into our loan security account, which is part of our general account. In the Federal Truth in Lending Disclosure that we will deliver to the participant when the loan is made, we will disclose, among other things (a) the differential between interest credited to amounts held as collateral in the loan security account and the interest rate we charge on the loan and (b) the loan repayment schedule. Generally, the interest rate charged for the loan is 2% annually and the interest paid on the loan collateral held in our loan security account is 0%. Simple loan interest accrues on a daily basis.

With respect to loan repayment, the outstanding loan balance becomes immediately due upon any of the following events (a) the later of the participant’s “applicable age” and separation from employment with the current employer (b) receipt of election to terminate the contract or (c) our receipt of due proof of death.

As part of the process by which a participant takes a loan, the participant also commits to a loan repayment schedule (e.g., paying off the loan on a monthly basis). Loan repayments will first pay any accrued loan interest. The balance will be applied to reduce the outstanding loan balance and will also reduce the amount of the Loan Security Account by the same amount that the outstanding loan balance is reduced. The Loan Security Account is part of the general account and is the sole security for the loan. It is increased with all loan amounts taken and reduced by all repayments of loan principal.

The balance of loan repayments, after payment of accrued loan interest, will be credited to the investment options of the Separate Account or the GIA in accordance with the participant’s most recent premium payments allocation on file with us. Under section 72(p) of the Code, if a loan payment is not paid within 90 days after the payment was due, then the entire loan balance plus accrued interest will be in default. In the case of default, the outstanding loan balance plus accrued interest will be deemed a distribution for income tax purposes, and will be reported as such pursuant to Code requirements. At the time of such deemed distribution, interest will continue to accrue until such time as an actual distribution occurs under the contract.

Because a participant loan is funded through a withdrawal from the contract, amounts borrowed under a contract do not participate in the investment experience of the Separate Account. As such, loans can affect the Contract Value, the death benefit, and optional benefits whether or not the loan is repaid. It also is the case that Contract Value at surrender and the amount of the death benefit (where the death benefit amount is based on Contract Value) will be reduced by the amount of any outstanding loan (and accrued interest).

Internet, Interactive Voice Response and Telephone Transfers

In addition to making requests in writing using a form authorized by us, you may transfer your Contract Value among the available investment options and make changes to your purchase payment allocations by Internet, Interactive Voice Response, telephone, or fax. The Company may discontinue Internet, Interactive Voice Response, and telephone transfers at any time.

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PHL Variable will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information. You will receive written confirmation of all transfers. PHL Variable may be liable for following unauthorized instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that PHL Variable reasonably believes to be genuine.

We may modify or terminate your transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

You may elect to transfer all or any part of the Contract Value among one or more investment options or the GIA subject to the limitations established for the GIA. A transfer from an investment option will result in the redemption of Accumulation Units and, if another investment option is selected, in the purchase of Accumulation Units. The exchange will be based on the values of the Accumulation Units next determined after the receipt by our Customer Service Office of notice of election in a form satisfactory to us. A transfer among investment options or the GIA does not automatically change the payment allocation schedule of your contract.

You may also request transfers and changes in payment allocations among available investment options or the GIA by calling us at 1-800/541-0171 between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time on any valuation date, or by contacting the Customer Service Office. You may permit your registered representative to submit transfer requests on your behalf. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple contract owners. Like an individual transfer request, the transfer request must be submitted in good order to be processed. We will employ reasonable procedures to confirm that transfer instructions are genuine. We will require verification of account information. All transfers and allocation changes will be confirmed in writing to you. To the extent that procedures reasonably designed to prevent unauthorized transfers are not followed, we may be liable for following transfer instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party we reasonably believe to be genuine. These transfer and allocation change privileges may be modified or terminated at any time on a case-by-case basis. In particular, during times of extreme market volatility, transfer privileges may be difficult to exercise. In such cases you should submit written instructions.

Unless we otherwise agree or unless the Dollar Cost Averaging Program has been elected, (see below), you may make only one transfer per contract year from the GIA. Nonsystematic transfers from the GIA will be made on the date of receipt by our Customer Service Office except as you may otherwise request. For nonsystematic transfers, the amount that may be transferred from the GIA at any one time cannot exceed the greater of $1,000 or 25% of the contract value in the GIA at the time of transfer.

No surrender charge will be assessed when a transfer is made. The date a payment was originally credited for the purpose of calculating the surrender charge will remain the same. We do not charge for transfers at this time. However, we reserve the right to charge a fee of $20 for each transfer after your first 12 transfers in a contract year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the 12 transfer limit. There are additional restrictions on transfers from the GIA as described above and in the section titled, “GIA.” Transfers to the GIA are not permitted during the first Contract Year. After the first Contract Year, a transfer into the GIA will not be permitted if such transfer would cause the percentage of the Contract Value in the GIA to exceed the Maximum GIA Percentage shown on the schedule page of the contract.

Market Timing and Other Disruptive Trading

We discourage market timing activity, frequent transfers of contract value among investment options and other activity determined to be “Disruptive Trading”, as described below. Your ability to make transfers among

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investment options under the contract is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege constitutes “Disruptive Trading” that may disadvantage or potentially harm the rights or interests of other contract owners.

“Disruptive Trading” includes, but is not limited to: frequent purchases, redemptions and transfers; transfers into and then out of an investment option in a short period of time; and transfers of large amounts at one time. The risks and harmful effects of Disruptive Trading include:

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dilution of the interests of long-term investors in an investment option, if market timers or others transfer into or out of the investment option rapidly in order to take advantage of market price fluctuations;

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an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

•	increased brokerage and administrative expenses.

To protect our contract owners and the underlying funds from Disruptive Trading, we have adopted certain policies and procedures.

Under our Disruptive Trading policy, we can modify your transfer privileges for some or all of the investment options. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any investment option at any one time. Unless prohibited by the terms of your contract, we may (but are not obligated to):

•	limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

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restrict the method of making a transfer (e.g., require that all transfers into a particular investment option be sent to our Customer Service Office by first class U.S. mail and/or rescind telephone, internet, IVR or fax transfer privileges),

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require a holding period for some investment options (e.g., prohibit transfers into a particular investment option within a specified period of time after a transfer out of that investment option), implement and administer redemption fees imposed by one or more of the underlying funds, or impose other limitations or restrictions.

Currently, we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a contract owner’s transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other contracts or policies owned by or under the control or influence of the same individual or entity. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple contract owners. We monitor these transfers on an individual basis, rather than on a batch basis. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some contract owners could engage in Disruptive Trading while others will bear the effects of their activity.

Currently, we attempt to detect Disruptive Trading by monitoring activity for all policies. Possible Disruptive Trading activity may result in our sending a warning letter advising the owner of our concern. Regardless of whether a warning letter is sent, once we determine that Disruptive Trading activity has occurred, we may revoke the owner’s right to make Internet and IVR transfers.

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We will notify contract owners in writing (by mail to their address of record on file with us) if we limit their trading.

We have adopted these policies and procedures as a preventative measure to protect all contract owners from the potential effects of Disruptive Trading, while recognizing the need for contract holders to have available reasonable and convenient methods of making transfers that do not have the potential to harm other contract owners.

We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, IVR, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting and restricting all transfer activity that constitutes Disruptive Trading. Moreover, we cannot guarantee that revoking or limiting a contract owner’s Internet, IVR, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than PHL Variable and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some contract owners may be treated differently than others, resulting in the risk that some contract owners could engage in Disruptive Trading while others will bear the effects of their activity.

Orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. PHL Variable has entered into information sharing agreements with the underlying funds of this variable product as required by Rule 22c-2 of the Investment Company Act of 1940. The purpose of the information sharing is to provide information to the underlying funds so that they can monitor, warn, and restrict contract owners who may be engaging in disruptive trading practices as determined by the underlying funds. We reserve the right to reject, without prior notice, any transfer request into any investment option if the purchase of shares in the corresponding underlying fund is not accepted for any reason. We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement.

We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our Disruptive Trading policy.

The Annuity Period

The annuity period begins after the accumulation period of the contract, when annuity payments are made to you.

Annuity Payments

Annuity payments will begin on the contract’s maturity date if the annuitant is alive and the contract is still in force. Beginning on the maturity date, investment in the Separate Account is continued unless a Fixed Payment Annuity is elected.

The annuitized Contract Value is reduced by the amount of any outstanding loans plus accrued interest.

Surrender charges will be waived when you begin taking annuity payments provided your contract has been in effect for five years. The contract will specify, at the time of its issuance, the annuity option that will apply unless a different annuity option is elected by you. For this Phoenix Edge contract, this “default” annuity option is Annuity Option L. See “Annuity Payment Options” below for details regarding those and other annuity options. A different form of annuity may be elected by you prior to the Maturity Date Once annuity payments have commenced, the Annuity Option may not be changed, and (except with respect to Annuity Payment Option K and Annuity Payment Option L), you may no longer withdraw Contract Value.

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If the amount to be applied on the maturity date is less than $2,000, we may pay such amount in one lump sum in lieu of providing an annuity. If the initial monthly annuity payment under an annuity payment option would be less than $20, we may make a single sum payment equal to the total contract value on the date the initial payment would be payable, or make periodic payments quarterly, semiannually or annually in place of monthly payments.

Each contract specifies a provisional maturity date at the time of its issuance. You may subsequently elect a different maturity date. The maturity date may not be earlier than the fifth contract anniversary or later than the contract anniversary nearest the annuitant’s 95th birthday unless the contract is issued in connection with certain qualified plans. Generally, under qualified plans, the maturity date must be such that distributions begin no later than April 1st of the calendar year following the later of: (a) the year in which the employee attains age 73 (72 for individuals who attained that age before January 2023) or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an IRA. A contract owner can defer the maturity date to the contract anniversary nearest the annuitant’s 95th birthday if we receive documentation concerning the contract owner’s satisfaction of Internal Revenue Code Required Minimum Distributions. See “Federal Income Taxes”.

The maturity date election must be made by written notice and must be received by our Customer Service Office 30 days before the provisional maturity date. If a maturity date, which is different from the provisional maturity date, is not elected by you, the provisional maturity date becomes the maturity date. Particular care should be taken in electing the maturity date of a contract issued under a Tax Sheltered Annuity (“TSA”), a Keogh Plan or an IRA plan. See “Tax Sheltered Annuities,” “Keogh Plans” and “Individual Retirement Accounts.”

Annuity Payment Options

Unless an alternative annuity payment option is elected on or before the maturity date, the amounts held under a contract on the maturity date will be applied to provide a Variable Payment Life Expectancy Annuity (Option L) as described below. Upon the death of the annuitant and joint annuitant if any, the remaining contract value will be paid in a lump sum to the annuitant’s beneficiary.

With the exception of the Fixed Payment Options and Option L—Variable Payment Life Expectancy Annuity, each annuity payment will be based upon the value of the annuity units credited to the contract. The number of annuity units in each investment option to be credited is based on the value of the accumulation units in that investment option and the applicable annuity payment rate. The contract is issued with guaranteed minimum annuity payment rates, however, if the current rate is higher, we’ll apply the higher rate. The payment rate differs according to the annuity payment option selected and the age of the Annuitant. The annuity payment rate is applied and will determine all payments for the fixed annuity payment options and the first payment for the variable annuity payment options. With respect to the variable annuity payment options, the value of the annuity units will vary with the investment performance of each investment option to which annuity units are credited.

To determine the variable annuity payment for a given period for a single given investment option, we multiply the number of annuity units for that investment option by the annuity unit value for that investment option as of the last business day of the period – resulting in a dollar figure. We perform that same calculation with respect to the other investment options as to which you have annuity units. We then add the amounts for each such investment option. We make the annuity payment on the annuity payment date or on the first business day following the annuity payment date if the annuity payment date doesn’t fall on a business day, in a given period.

The initial annuity payment will be calculated based on an assumed investment return of 4.5% per year. This rate is a fulcrum return around which variable annuity payments will vary to reflect whether actual investment experience of the investment option is better or worse than the assumed investment return.

The assumed investment return is set at the time of your first annuity payment. If investment performance is higher than the assumed investment return, your subsequent annuity payments will be larger than your first

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annuity payment. However, if investment performance is lower than the assumed investment rate, your subsequent annuity payments will be less than the first annuity payment.

If the assumed and actual investment performances are the same, your annuity payments will be level. The assumed investment return and the calculation of variable annuity payments for a 10-year period certain variable payment life annuity and for Annuity Payment Options J and K described below are described in more detail in the contract and in the SAI.

Instead of the Variable Payment Life Expectancy Annuity, (see “Option L” below), you may, by written request received by our Customer Service Office on or before the maturity date of the contract, elect any of the other annuity payment options described below. No surrender charge will be assessed under any annuity payment option, unless unscheduled withdrawals are made under Annuity Payment Options K or L.

The level of annuity payments will depend on the option selected and such factors as the age of the Annuitant, the form of annuity, annuity payment rates, and the frequency of payments. The longer the duration and more frequent the payments, the lower the annuity payment amount. The contract and the SAI provide additional information on the methods used for calculating annuity payments. The assumed investment rate is 4.5% per year. We use this rate to determine the first payment under Variable Payment Annuity Options I, J, K, M and N.

We deduct a daily charge for mortality and expense risks and a daily administrative fee from contract values held in the investment options. See “Charges For Mortality and Expense Risks” and “Charges for Administrative Services.” Therefore, electing Option K will result in a deduction being made even though we assume no mortality risk under that option.

The following are descriptions of the annuity payment options available under a contract. These descriptions should allow you to understand the basic differences between the options; however, you should contact our Customer Service Office well in advance of the date you wish to elect an option to obtain estimates of payments under each annuity payment option.

1.	Option A—Life Annuity with Specified Period Certain

Provides a monthly income for the life of the annuitant. In the event of death of the annuitant, the annuity income will be paid to the beneficiary until the end of the specified period certain. For example, a 10-year period certain will provide a total of 120 monthly payments. The certain period may be 5, 10 or 20 years.

2.	Option B—Non-Refund Life Annuity

Provides a monthly income for the lifetime of the annuitant. No income is payable after the death of the annuitant. Under this option, it is possible that no payment ever will be received if death occurs prior to the first payment being made.

3.	Option C—Discontinued

4.	Option D—Joint and Survivor Life Annuity

Provides a monthly income for the lifetimes of both the annuitant and a joint annuitant as long as either is living. In the event of the death of the annuitant or joint annuitant, the annuity income will continue for the life of the survivor. The amount to be paid to the survivor is 100% of the amount of the joint annuity payment, as elected at the time the annuity option is chosen. No income is payable after the death of the surviving annuitant.

Under Option D, the joint annuitant must be named at the time this option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the contract. Under this option, it is possible that no payment ever will be received if death occurs prior to the first payment being made.

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5.	Option E—Installment Refund Life Annuity

Provides a monthly income for the life of the annuitant. In the event of the annuitant’s death, the annuity income will continue to the annuitant’s beneficiary until the amount applied to purchase the annuity has been distributed.

6.	Option F—Joint and Survivor Life Annuity with 10-Year Period Certain

Provides a monthly income for the lifetime of both the annuitant and a joint annuitant as long as either is living. In the event of the death of the annuitant or joint annuitant, the annuity income will continue for the life of the survivor. If the survivor dies prior to the end of the 10-year period, the annuity income will continue to the named beneficiary until the end of the 10-year period certain.

Under Option F, the joint annuitant must be named at the time this option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the contract.

7.	Option G—Payments for Specified Period

Provides equal income installments for a specified period of years whether the annuitant lives or dies. Any specified whole number of years from 5 to 30 years may be elected.

8.	Option H—Payments of Specified Amount.

Provides equal installments of a specified amount over a period of at least five years. The specified amount may not be greater than the total annuity amount divided by five annual installment payments. If the annuitant dies prior to the end of the elected period certain, annuity payments will continue to the annuitant’s beneficiary until the end of the elected period certain.

9.	Option I—Variable Payment Life Annuity with 10-Year Period Certain

Unless another annuity payment option has been elected, this option will automatically apply to any contract proceeds payable on the maturity date. It provides a variable payout monthly annuity for the life of the annuitant. In the event of the death of the annuitant, during the first 10 years after payout commences, the annuity payments are made to the annuitant’s beneficiary until the end of that 10-year period. The 10-year period provides a total of 120 monthly payments. Payments will vary as to dollar amount, based on the investment experience of the investment options in which proceeds are invested.

10.	Option J—Joint Survivor Variable Payment Life Annuity with 10-Year Period Certain

Provides a variable payout monthly annuity while the annuitant and the designated joint annuitant are living and continues thereafter during the lifetime of the survivor or, if later, until the end of a 10-year period certain. Payments will vary as to dollar amount, based on the investment experience of the investment options in which proceeds are invested. The joint annuitant must be named at the time the option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the contract. This option is not available for payment of any death benefit under the contract.

11.	Option K—Variable Payment Annuity for a Specified Period

Provides variable payout monthly income installments for a specified period of time, whether the annuitant lives or dies.

The period certain specified must be in whole numbers of years from 5 to 30. However, the period certain selected by the beneficiary of any death benefit under the contract may not extend beyond the life expectancy of

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such beneficiary. A contract owner may at any time request unscheduled withdrawals representing part or all of the remaining contract value less any applicable contingent deferred surrender charge. For details, see “Variable Annuity Payments” and “Calculation of Annuity Payments” in the SAI.

12.	Option L—Variable Payment Life Expectancy Annuity

Provides a variable payout monthly income payable over the annuitant’s annually recalculated life expectancy or the annually recalculated life expectancy of the annuitant and joint annuitant. A contract owner may at any time request unscheduled withdrawals representing part or all of the remaining contract value less any applicable contingent deferred surrender charge. Upon the death of the annuitant (and joint annuitant, if there is a joint annuitant), the remaining contract value will be paid in a lump sum to the annuitant’s beneficiary. For details, see “Variable Annuity Payments” and “Calculation of Annuity Payments” in the SAI. Under this option, it is possible that no payment ever will be received if death occurs prior to the first payment being made.

13.	Option M—Unit Refund Variable Payment Life Annuity

Provides variable monthly payments as long as the annuitant lives. If the annuitant dies, the annuitant’s beneficiary will receive the value of the remaining annuity units in a lump sum.

14.	Option N—Variable Payment Non-Refund Life Annuity

Provides a variable monthly income for the life of the annuitant. No income or payment to a beneficiary is paid after the death of the annuitant. Under this option, it is possible that no payment ever will be received if death occurs prior to the first payment being made.

Other Options and Rates

We may offer other annuity payment options at the time a contract reaches its maturity date. In addition, in the event that annuity payment rates for contracts are at that time more favorable than the applicable rates guaranteed under the contract, the then current settlement rates shall be used in determining the amount of any annuity payment under the Annuity Payment Options above.

Other Conditions

Federal income tax requirements currently applicable to most qualified contracts provide that payout periods and the period of years guaranteed with specified periods certain cannot be any greater than life expectancy (or the joint life expectancies of the payee and his or her spouse). Not all payouts described above will necessarily meet that requirement for any particular individual. In addition, beginning with deaths happening on or after January 1, 2020, subject to certain exceptions most non-spouse beneficiaries must now complete post-death distributions within ten years of the owner’s death in order to satisfy required minimum distribution rules. Consult a tax advisor before selecting a payout option with a qualified contract.

Federal income tax requirements also provide that participants in IRAs must begin required minimum distributions (“RMDs”) by April 1 of the year following the year in which they attain their applicable age (For individuals who reached age 70 1⁄2 before January 1, 2020, the applicable age is 70 1⁄2. For indiviudals who reach age 72 before January 1, 2023, the applicable age is 72. For individuals who reach age 72 after January 31, 2022 and reach age 73 before 2033, the applicable age is 73. If an indivudal reaches age 74 after 2032, the applicable age is 75). Minimum distribution requirements do not apply to Roth IRAs during the Owner’s lifetime. Distributions from qualified plans generally must begin by the later of actual retirement or April 1 of the year following the year participants attain their applicable age.

Regardless of contract year, amounts up to the RMD may be withdrawn without a deduction for surrender charges, even if the minimum distribution exceeds the 10% allowable amount. See “Surrender Charges.” Any

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amounts withdrawn that have not been held under a contract for at least six years and are in excess of both the minimum distribution and the 10% free available amount will be subject to any applicable surrender charge.

If the initial monthly annuity payment under an Annuity Option would be less than $20, we may make a single sum payment equal to the contract value on the date the initial payment would be payable, in place of all other benefits provided by the contract, or, may make periodic payments quarterly, semiannually or annually in place of monthly payments.

Currently, transfers between investment options are not available for amounts allocated to any of the variable payment annuity options.

Variable Account Valuation Procedures

Valuation Date

A valuation date is every day the New York Stock Exchange (“NYSE”) is open for trading and we are open for business. On each valuation date, the value of the Separate Account is determined at the close of the NYSE (usually 4:00 p.m. Eastern time).

Valuation Period

Valuation period is that period of time from the beginning of the day following a valuation date to the end of the next following valuation date.

Miscellaneous Provisions

Assignment

Owners of contracts issued in connection with non-tax qualified plans may assign their interest in the contract without the consent of the beneficiary.

We will not be on notice of such an assignment unless we receive written notice of such assignment filed with our Customer Service Office.

A pledge or assignment of a contract is treated as payment received on account of a partial surrender of a contract. See “Surrenders or Withdrawals Prior to the Contract Maturity Date.”

In order to qualify for favorable tax treatment, contracts issued in connection with tax qualified plans may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation, or for any other purpose, to any person other than to us.

Payment Deferral

Payment of surrender, withdrawal or death proceeds usually will be made in one lump sum within seven days after receipt of the written request by our Customer Service Office in good order unless another payment option has been agreed upon by you and us. However, we may postpone payment of the value of any Accumulation Units at times:

1. the NYSE is closed other than customary weekend and holiday closings;

2. trading on the NYSE, as determined by the SEC, is restricted;

3. an emergency, as determined by the SEC, exists, as a result of which disposal of the Separate Account’s securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets; or

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4. the SEC may by order permit for the protection of security holders.

Payment of the contract value attributable to the GIA may be deferred for 6 months from the date of receipt of a withdrawal or surrender request at our Customer Service Office. If payment is delayed for more than 10 days, we will credit additional interest at a rate equal to that paid under Annuity Options G and H.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances require us to block a contract owner’s ability to make certain transactions and, as a result, we may refuse to accept requests for transfers, withdrawals, surrenders or death benefits, until we are so instructed by the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Community and Marital Property States

If the contract holder resides in a community property or marital property state and has not named his or her spouse as the sole beneficiary, the spouse may need to consent to the non-spouse beneficiary designation. The contract holder should consult with legal counsel regarding this designation. Should spousal consent be required, we are not liable for any consequences resulting from the failure of the contract holder to obtain proper consent.

Amendments to Contracts

Contracts may be amended to conform to changes in applicable law or interpretations of applicable law, or to accommodate design changes. Changes in the contract may need to be approved by contract owners and state insurance departments. A change in the contract which necessitates a corresponding change in the prospectus or the SAI must be filed with the SEC.

Substitution of Fund Shares

If, in the judgment of PHL Variable’s management, one or more of the funds becomes unsuitable for investment by contract owners, we reserve the right to substitute accumulation units of another investment option for accumulation units already purchased or to be purchased in the future by premium payments under this contract. Any substitution will be subject to approval by the SEC, if required, and where required, one or more state insurance departments.

Ownership of the Contract

Ordinarily, the purchaser of a contract is both the owner and the Annuitant and is entitled to exercise all the rights under the contract. However, the owner may be an individual or entity other than the Annuitant. Spouses may own a contract as joint owners. Transfer of the ownership of a contract may involve federal income tax consequences, and a qualified adviser should be consulted before any such transfer is attempted.

Inherited/Stretch Annuity Feature

This Contract provides for an Inherited/Stretch Annuity Feature that may be requested by the beneficiary of a deceased Contract Owner’s interest. Under this Feature we will administer the Contract to accommodate an inherited or “stretch” payout. A stretch payout is a method in which the death benefit is paid out over a period of time, which is generally based upon the life expectancy of the beneficiary. By electing a stretch payout, a death benefit beneficiary can “stretch” payments over his or her life expectancy rather than receive the entire death benefit in one lump sum or within five years of the Contract Owner’s death. The amount of each stretch payment will be at least equal to the required distributions upon death stipulated by Section 72(s) of the Internal Revenue Code and its accompanying rules and regulations with respect to non-qualified contracts, or to the required minimum distributions with respect to qualified contracts (such distributions referred to generically in this

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section as “Required Distributions”). See also the section Federal Income Taxes below concerning the required minimum distribution (“RMD”) required under the Internal Revenue Code and its accompanying rules and regulations. Electing a “stretch” payout may provide tax advantages to the beneficiary.

This Feature is available to certain individual or trust beneficiaries of an IRA, (including a Roth IRA), or qualified plan or to an individual beneficiary of a non-qualified contract issued by PHL Variable (or its affiliates) or issued by a company unaffiliated with PHL Variable. If the beneficiary of a contract issued by a company unaffiliated with PHL Variable purchases this contract for this Feature, then to the extent not in conflict with the Internal Revenue Code, all contract rights will be available to the purchaser. However, if a beneficiary of this contract elects this Feature, only certain rights will remain with the beneficiary because a beneficiary does not retain the same rights under this contract as the deceased owner. Certain limitations, considerations and tax implications apply to this Feature and may differ depending upon whether you have an IRA/qualified or non-qualified contract and whether the beneficiary is an individual or a trust. In no event may additional purchase payments be added to the deceased Contract Owner’s interest.

If this Feature is elected, we will assist with the calculation of the Required Distributions and will distribute this calculated amount to the beneficiary. However, it is the responsibility of the beneficiary to ensure that the correct Required Distributions is actually withdrawn from the contract each year.

The following guidelines will apply when we administer this Feature:

•

We will assist with the calculation of the Required Distributions each year in accordance with the Internal Revenue Code using the Fair Market Value (year-end account value, plus any actuarial value assigned to living benefits) of the account. Fair Market Value is determined using specific Internal Revenue Code requirements and the amount may be different from the year-end account value.

•	With certain exceptions, a non-spouse beneficiary’s share of the death benefit must be distributed within ten years.

•

For a non-qualified contract, if the deceased Owner had begun receiving annuitization proceeds, the Required Distributions will continue to be made at least as rapidly as were made during the deceased Owner’s life.

•

If the beneficiary is a non-natural person under an IRA/qualified plan, and the deceased Owner died after his or her required beginning date, we will use the remaining life expectancy of the deceased to compute remaining payments.

•

The annual Required Distributions must be withdrawn each year. For a non-qualified contract, the first Required Distribution must be distributed no later than the anniversary of the deceased Owner’s date of death. For IRAs/qualified plans, the first Required Distribution must be distributed on or before December 31st of the calendar year following the year of the deceased’s death.

•

For an IRA/qualified plan, if the beneficiary is a surviving spouse, the surviving spouse beneficiary can postpone Required Distributions until the year the deceased spouse would have attained their applicable age. In the alternative, the spouse can also add the IRA/qualified plan proceeds to his or her own IRA after which the Required Distributions must begin when the surviving spouse attains their applicable age. See “Spousal Definition” for further discussion of spousal qualifications.

•

For a non-qualified contract, if the beneficiary is a surviving spouse, the surviving spouse can continue the contract; in this event, the Required Distributions are not required until the death of the surviving spouse. See “Spousal Definition” for further discussion of spousal qualifications.

•	The Required Distribution may be paid on an installment basis with the payment frequency chosen by the beneficiary; in all cases, the RMDs must be paid at least annually.

•

In addition to Required Distribution amounts, additional funds may be withdrawn from the Contract. Any withdrawal in excess of the RMD may be subject to a surrender charge (see the sections of this prospectus entitled “Summary of Expenses” and “Surrender of Contracts and Withdrawals”).

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•	The beneficiary who elects this Feature may continue or change the investment options from those that the deceased Owner selected.

Additional information regarding our administration of this feature is provided in an election form , available upon request. This feature may not be suitable for some beneficiaries. We are not providing tax, financial or legal advice. You should consult with your financial professional and tax adviser to determine whether this feature is right for you. This feature may not be available in all states.

Federal Income Taxes

Introduction

The contracts are designed for use independent of a formal retirement plan (i.e., a non-qualified contract) and with qualified plans or Individual Retirement Annuities (IRAs) under the provisions of the Internal Revenue Code of 1986, (within this section, referred to as the “Code”). The ultimate impact of federal income taxes on the amounts held under a contract, purchase payments paid for the contract, payments received under the contract and on the economic benefits to the contract holder, annuitant or beneficiary depends on our income tax status, on the type of retirement plan (if any) for which the contract is purchased, and upon the income tax and employment status of the individual concerned.

The following discussion is general in nature and is not intended as individual tax advice. The income tax rules are complicated and this discussion is intended only to make you aware of the issues. Each person should consult an independent tax or legal advisor. No attempt is made to consider any estate, gift or inheritance taxes or any applicable state, local or other tax laws. Because this discussion is based upon our understanding of the federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any contract either currently or in the future. No representation is made regarding the likelihood of continuation of the federal or state income tax laws or the current interpretations by the Internal Revenue Service (the “IRS”). From time to time, there are regulatory or legislation proposals or changes that do or could impact the taxation of annuity contracts, IRAs and qualified plans; if enacted, these changes could be retroactive. Should any such legislation be enacted, we would only offer the benefits permitted under federal law. We reserve the right to make changes to the contract to assure that it continues to qualify as an annuity, IRA and/or qualified contract for federal or state income tax purposes. For a discussion of federal income taxes as they relate to any underlying account investment options, please see the prospectuses for these investments.

Income Tax Status

We are taxed as a life insurance company under the Code. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from PHL Variable and neither account will be taxed separately under the “regulated investment company” provisions (Subchapter M) of the Code.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account and each Contract. No charge currently will be made to any contract or to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes with respect to such items in the future. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.

Taxation of Annuities in General—Non-qualified Contracts

Code section 72 governs taxation of annuities. In general, a contract holder is not taxed on increases in the value of an annuity contract until a distribution is made. However, in certain cases, the increase in value may be subject to tax currently.

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It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59 1⁄2. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.

Surrenders or Withdrawals Prior to the Annuity Starting Date or Contract Maturity Date

Code section 72 provides that a withdrawal or surrender of the contract prior to the annuity starting date or contract Maturity Date will be treated as taxable income to the extent the amounts held under the contract exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of contract purchase payments (premiums) that have not been excluded from the contract holder’s gross income (“after-tax monies”). The taxable portion is taxed as ordinary income in an amount equal to the value of the amount received in excess of the “investment in the contract” on account of a withdrawal or surrender of a contract. This taxable portion is referred to as “gain” or “contract gain”. For purposes of this rule, a pledge, loan or assignment of a contract is treated as a payment received on account of a withdrawal from a contract and the amount of the pledge, loan or assignment will be taxed as if received in cash by the contract holder.

Surrenders, Withdrawals, or Annuity Payments On or After the Annuity Starting Date or Contract Maturity Date

Upon receipt of a lump sum payment under the contract, the contract holder is taxed on the portion of the payment that exceeds the investment in the contract. Such taxable portion is taxed as ordinary income.

For amounts received as an annuity, which are amounts paid after the annuity starting date at regular intervals over a period of more than one full year from the date on which they are deemed to begin, the taxable portion of each payment is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each fixed payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed as ordinary income. For variable payments, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income. A variable contract may have annuity distribution options under which the payments are fixed or variable.

Once the excludable portion of annuity payments equals the investment in the contract, the balance of the annuity payments will be fully taxable. For certain types of qualified plans or IRAs, there may be no investment in the contract resulting in the full amount of the payments being taxable. For annuities issued in connection with qualified employer retirement plans, a simplified method of determining the exclusion ratio applies. This simplified method does not apply to IRAs.

Withholding of federal and state income taxes on taxable distributions may be required unless the contract holder properly elects not to have any amounts withheld and notifies us of that election on the required forms and under the required certifications. Certain contract holders cannot make this election.

Partial Annuitization

If permitted by contract, a contract holder can elect to only designate a portion of the annuity contract as paid as an amount received as an annuity. To qualify, the payments must be paid out over a period of 10 years or more. The portion so designated will be treated as a separate contract for annuity taxation purposes. For purposes of applying the rules for the calculation of the exclusion ratio for annuity distributions, the definitions of

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“investment in the contract,” “expected return,” and “annuity starting date”, and the provisions for the taxation of distributions from the annuity for amounts received before the contract maturity date, the investment in the contract will be allocated pro rata between each portion of the contract from which amounts are received as an annuity, and the portion of the contract from which amounts are not received as an annuity.

Penalty Tax on Certain Surrenders and Withdrawals—Non-qualified Contracts (Contracts not issued in connection with qualified plans or IRAs)

Amounts surrendered, withdrawn or distributed before the contract holder/taxpayer reaches age 59 1⁄2 are subject to a penalty tax equal to ten percent (10%) of the portion of such amount that is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the contract holder (or where the holder is not an individual, the death of the “primary Annuitant,” defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code section 72(m)(7); (iii) which are part of a Series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans (such distributions may, however, be subject to a similar penalty under Code section 72(t) relating to distributions from qualified retirement plans and to a special penalty of 25% applicable specifically to SIMPLE IRAs or other special penalties applicable to Roth IRAs); (v) allocable to investment in the contract before August 14, 1982; (vi) under a qualified funding asset (as defined in Code section 130(d)); (vii) under an immediate annuity contract (as defined in Code section 72(u)(4)); or (viii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service. Please note that future legislation or regulations may modify the conditions under which distributions may be received without tax penalty. Consult your tax advisor for specific requirements regarding the application of each of these exceptions to the Penalty Tax.

Separate tax withdrawal penalties apply to qualified plans and IRAs. See “Penalty Tax on Certain Surrenders and Withdrawals from Qualified Plans and IRAs.”

Additional Considerations

Distribution-at-Death Rules

For a contract issued other than in connection with a qualified plan or an IRA, in order to be treated as an annuity contract for federal income tax purposes, a contract must provide the following two distribution rules: (a) if a contract holder dies on or after the annuity starting date , and before the entire interest in the contract has been distributed, the remainder of the contract holder’s interest will be distributed at least as rapidly as the method in effect on the contract holder’s death; and (b) if a contract holder dies before the annuity starting date , the contract holder’s entire interest generally must be distributed within five (5) years after the date of death, or if payable to a designated beneficiary, may be annuitized over the life or life expectancy of that beneficiary and payments must begin within one (1) year after the contract holder’s date of death. If the beneficiary is the spouse of the holder, the contract may be continued in the name of the spouse as holder. Similar distribution requirements apply to annuity contracts under qualified plans and IRAs.

If the primary Annuitant, which is not the contract holder, dies before the annuity starting date, the owner will become the Annuitant unless the owner appoints another Annuitant. If the contract holder is not an individual, the death of the primary Annuitant is treated as the death of the holder. When the holder is not an individual, a change in the primary Annuitant is treated as the death of the holder.

If the contract holder dies on or after the annuity starting date, the remaining payments, if any, under an Annuity Payment Option must be made at least as rapidly as under the method of distribution in effect at the time of death.

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Any death benefits paid under the contract are taxable to the beneficiary at ordinary rates to the extent amounts exceed investment in the contract. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes and state income taxes may also apply.

Each beneficiary will need to select the death benefit option from among those set forth in the contract applicable to the named beneficiary. If an option is not selected, the death benefit, if any, will be paid pursuant to the default death benefit payment option set forth in the contract. No beneficiary will be defaulted to any spousal continuance option.

Transfers, Assignments, or Exchanges of a Contract

A transfer or assignment of ownership of a Contract, the designation of an annuitant other than the owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.

Contracts Owned by Non-Natural Persons

If a non-natural person (for example, a corporation) holds the contract, the income on that contract (generally the increase in the net surrender value less the purchase payments paid) is includable in income each year. The rule does not apply where the non-natural person is an agent for a natural person, such as a trust in which the beneficial owner is a natural person. The rule also does not apply where the annuity contract is acquired by the estate of a decedent, where the contract is held under a qualified plan or an IRA, where the contract is a qualified funding asset for structured settlements, or where the contract is purchased on behalf of an employee upon termination of a qualified plan.

Section 1035 Exchanges

Code section 1035 provides, in general, that gain or loss is deferred upon the exchange of one annuity contract for another or the exchange of one annuity contract for a long-term care contract. Any such gain or loss is later recognized upon a recognition event (including withdrawal, death, surrender or annuitization). For non-qualified contracts, the contract proceeds must be transferred directly from one insurer to another insurer; they cannot be sent to the contract holder by the original insurer and then transmitted from the contract holder to the new insurer.

Exchanges are permitted of the entire contract or a portion of the contract. A partial exchange will qualify for tax deferral under section 1035 if no amount, other than an amount received as an annuity for 10 years or more during one or more lives, is received under either the original contract or new contract during 180 days beginning on date of transfer. Contract holders contemplating exchanges should consult their tax and/or legal advisors.

Multiple Contracts

The Code provides that for purposes of determining the amount of any distribution under Code section 72(e) (amounts not received as annuities) that is includable in gross income, all non-qualified deferred annuity contracts issued by the same insurer (or affiliate) to the same contract holder during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract Maturity Date, such as a withdrawal will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

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Additional Tax on Net Investment Income (“Medicare Tax”)

In addition, annuity withdrawals may be included in the definition of “net investment income” for purposes of section 1411 of the Internal Revenue Code. If section 1411 applies to the income, in addition to income tax, there is an additional tax of 3.8 percent. Section 1411 is imposed only on taxpayers whose income exceeds a stated threshold amount. Further information regarding this additional tax may be forthcoming from the IRS.

Diversification Standards

Diversification Regulations

Code section 817(h) requires that all variable contracts be adequately diversified. Treasury regulations define the requirements and generally permit these requirements to be satisfied using separate accounts with separate funds or series of a fund, each of which meets the requirements. The regulations generally require that, on the last day of each calendar quarter the assets of the separate accounts or series be invested in no more than:

•	55% in any 1 investment

•	70% in any 2 investments

•	80% in any 3 investments

•	90% in any 4 investments

A “look-through” rule applies to treat a pro rata portion of each asset of a Series as an asset of the Separate Account, and each Series of the funds are tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

We represent that we intend to comply with the Diversification Regulations to assure that the contracts continue to be treated as annuity contracts for federal income tax purposes.

Owner Control (Investor Control)

The Treasury Department has indicated that the Diversification Regulations do not provide exclusive guidance regarding the circumstances under which contract holder control of the investments of the Separate Account will cause the contract holder to be treated as the owner of the assets of the Separate Account. It is also critical that the insurance company and not the contract holder have control of the assets held in the separate accounts. A contract holder can allocate Account Values from one fund of the separate account to another but cannot direct the investments each fund makes. If a contract holder has too much “investor control” of the assets supporting the separate account funds, then the contract holder may be taxed on the gain in the contract as it is earned.

In 2003, the IRS issued formal guidance that indicated that if the number of underlying mutual funds available in a variable insurance contract does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment. This guidance also states that exceeding 20 investment options may be considered a factor, along with other factors, including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment. The Revenue Ruling did not indicate any specific number of underlying mutual funds that would cause the contract to not provide the desired tax treatment but stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

The Revenue Ruling considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the contract holder could exercise over the investment assets held by

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the insurance company under the variable contracts was not sufficient to cause the contract holder to be treated as the owner of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under this contract, like the contracts described in the Revenue Ruling, there is no arrangement, plan, contract, or agreement between the contract holder and us regarding the availability of a particular investment option and, other than the contract holder‘s right to allocate premium payments and transfer funds among the available investment options, all investment decisions concerning the investment options will be made by us or an advisor in its sole and absolute discretion. Please note that this contract may offer more than 20 investment options; however, we believe that this fact alone does not indicate that the investor control requirements have been violated.

At this time, it cannot be determined whether additional guidance will be provided on this issue and what standards may be contained in such guidance. Should there been additional rules or regulations on this issue, including limitations on the number of underlying funds, transfers between or among underlying funds, exchanges of underlying funds or changes in investment objectives of underlying funds such that the contract would no longer qualify as an annuity for tax purposes, we reserve the right to modify the contract to the extent required to maintain annuity tax treatment.

Diversification Regulations and IRA/Qualified Plans

Code section 817(h) applies to a variable annuity contract other than a pension plan contract. Qualified plans and IRAs, are defined as pension plan contracts for these purposes. Notwithstanding the exception of IRA/qualified plan contracts from application of the diversification rules, all available investments will be structured to comply with the diversification regulations and investor control limitations because the investments serve as the investment vehicle for non-qualified contracts as well as qualified plan and IRA contracts.

Taxation of Annuities in General—Qualified Plans and IRAs

The contracts may be used with several types of IRAs and qualified plans including: Section 403(b) contracts (also referred to as Tax-Sheltered Annuities (TSAs) or Tax-Deferred Annuities (TDAs)), Traditional IRAs, SEP IRAs, SIMPLE IRAs, SARSEP IRAs, Roth IRAs, Corporate Pension and Profit-sharing Plans and State Deferred Compensation Plans. For purposes of this discussion, all will be treated as qualified plans. The specific tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made here to provide more than general information about the use of the contracts with the various types of qualified plans. We reserve the right at any time to discontinue the availability of this contract for use with some of all of these qualified plans. Participants under such qualified plans as well as contract holder, annuitants and beneficiaries, are reminded that the rights of any person to any benefits under such qualified plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the contract issued in connection therewith. Federal or state requirements, including ERISA, may impact the person entitled to death benefits under the contract. Consequently, a contract holder’s named beneficiary designation or elected annuity payment option may not be enforceable.

Certain death benefit guarantees may be purchased under the contract. There is a risk that IRS may consider these death benefit guarantees “incidental death benefits.” There is a limit on the amount of the incidental death benefits allowable for qualified contracts. If the death benefit(s) selected are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the IRA or qualified contract. There is also a risk that the IRS would take the position that one or more of the death benefit guarantees are not part of the annuity contract. In such a case, charges against the cash value of the annuity contract would be considered distributions subject to tax, including penalty taxes. While we regard the death benefit guarantees available under the contract as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions. If the IRS were to take this position, we would take all reasonable steps to avoid this result, which would include the right to amend the contract, with appropriate notice to you.

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Furthermore, the Code provides that the assets of an IRA may not be invested in life insurance, but may provide, in the case of death during the accumulation phase, for a death benefit payment equal to the greater of sum of premium payments (less withdrawals) or Contract Value. This contract offers death benefits, which may exceed the greater of sum of premium payments (less withdrawals) or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA or other qualified contract. That determination could result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes.

We are of the opinion that the death benefit provided by the contract is part of the annuity contract. The contract and its amendments, benefits or endorsements (together referred to herein as the “contract”) have not been reviewed by the IRS for qualification as an IRA or any other qualified plan. Moreover, the IRS has not issued formal guidance concerning whether any particular death benefit complies with the qualification requirements for an IRA or any other qualified plan. You should consult with your tax advisor before electing a death benefit option under this contract for an IRA or other qualified plan.

Distributions from qualified plans eligible to be rolled over to new contracts but which are paid to the contract holder directly generally will be subject to 20 percent income tax withholding. These distributions are “Eligible Rollover Distributions.” Mandatory withholding can be avoided if the contract holder arranges for a direct rollover or trustee-to-trustee transfer to another IRA/qualified plan. Eligible Rollover Distributions include all taxable distributions from qualified plans except (a) distributions required under the Code, such as required minimum distributions, (b) substantially equal distributions made over the life (or life expectancy) of the employee, or for a term certain of 10 years or more, (c) the portion of distributions not includable in gross income (i.e., return of after-tax contributions), except as otherwise provided in the Code and (d) hardship distributions. The mandatory withholding rules do not apply to IRAs, however, a distribution from an IRA is taxable unless the IRA funds are reinvested in another IRA within a statutory time of 60 days.

The IRS has issued guidance limiting IRA rollovers to one per year per individual. Previously, the IRS guidance had indicated that an individual could rollover IRA proceeds from each IRA the individual owned once per year. Thus, if an individual had multiple IRAs, each IRA could be rolled over each year. This is no longer allowed. Under the Announcement, an individual with multiple IRAs will only be allowed to do one rollover per year in total. The Announcement does not impact trustee-to-trustee transfers or rollovers of qualified plan amounts into IRAs.

The contracts sold by us in connection with certain qualified plans will utilize annuity tables that do not differentiate on the basis of sex. Such annuity tables also will be available for use in connection with certain non-qualified deferred compensation plans.

There are numerous income tax rules governing qualified plans, including rules with respect to: coverage, participation, maximum contributions, required distributions, penalty taxes on early or insufficient distributions and income tax withholding on distributions. This discussion does not address these plan requirements in detail. The following are general descriptions of the various types of qualified plans and of the use of the contracts in connection therewith. Individuals are urged to consult with their own tax or legal advisors.

Special tax law provisions relating to qualified plans and IRAs may apply to certain taxpayers when the President declares a location to be a major disaster area or when the taxpayer is serving in or in support of the Armed Forces in a designated combat zone or qualified hazardous duty area. Depending on the specific provisions, these provisions can impact the timing of contributions, ability to repay withdrawn contributions, extension of time for repayment of loans taken under annuity contracts treated as a tax-sheltered annuity or tax-deferred annuity under Section 403(b) of the Code and applicability of 10% penalty tax. These provisions are generally time limited and require that the impacted taxpayer meet specific requirements. Since the specific requirements change frequently, taxpayers are directed to public information from the Internal Revenue Service to determine whether they qualify for these special rules. In the event that a taxpayer wishes to claim application

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of a special provision relating to a major disaster area or Armed Forces service contract, a taxpayer needs to contact us.

Tax Sheltered Annuities (“TSAs”), Tax Deferred Annuities (“TDAs”), Section 403(b)

Code section 403(b) permits public school systems and certain types of charitable, educational and scientific organizations, generally specified in Code section 501(c)(3), to purchase annuity contracts on behalf of their employees and, subject to certain limitations, allows employees of those organizations to exclude the amount of payments from gross income for federal income tax purposes. These annuity contracts are commonly referred to as TSAs, TDAs, or 403(b)s.

Code section 403(b)(11) imposes certain restrictions on a contract holder’s ability to make withdrawals from, or surrenders of, section 403(b) contracts. Specifically, section 403(b)(11) allows a surrender or withdrawal only (a) when the employee attains age 59 1⁄2, separates from service, dies or becomes disabled (as defined in the Code), or (b) in the case of hardship. Section 403(b)(11), applies only with respect to distributions from section 403(b) contracts which are attributable to assets other than assets held as of the close of the last year beginning before January 1, 1989. Thus, the distribution restrictions do not apply to assets held as of December 31, 1988.

In addition, in order for certain types of contributions under a section 403(b) contract to be excluded from taxable income, the employer must comply with certain nondiscrimination requirements. The responsibility for compliance is with the employer and not with the issuer of the underlying annuity contract.

If a contract holder requests a distribution as a result of hardship, the employer must specifically authorize the distribution. It is not our responsibility to monitor compliance with IRS regulations relating to hardship distributions. If a hardship distribution is desired, the contract holder must follow the requirements set forth by the employer and we must receive consent by the employer, in a form acceptable to us, to process the distribution.

If certain contractual requirements are met, loans may be made available under section 403(b) contracts. A loan from a participant’s Contract Value may be requested only if the contract provides for loans and if the employer specifically permits and authorizes each specific loan. There are specific limits in the Code on the amount of the loan and the term of the loan. It is not our responsibility to monitor compliance with these requirements. If a loan is desired, the contract holder must follow the requirements set forth by the employer and we must receive consent by the employer, in form acceptable to us, to process the loan.

If we are directed by the participant, the loan may be taken from specific investment options. Otherwise, the loan is taken proportionately from all investment options. The loan must be at least $1,000 and the maximum loan amount is the greater of: (a) 90% of the first $10,000 of Contract Value minus any withdrawal charge; and (b) 50% of the Contract Value minus any withdrawal charge. The maximum loan amount is $50,000. If loans are outstanding from any other tax-qualified plan, then the maximum loan amount of the contract may be reduced from the amount stated above in order to comply with the maximum loan amount requirements under section 72(p) of the Code.

Interest will be charged on the loan, in the amount set forth in the contract. This interest is payable to us.

Loan repayments will first pay any accrued loan interest. The balance will be applied to reduce the outstanding loan balance and will also reduce the amount of the Loan Security Account by the same amount that the outstanding loan balance is reduced. The Loan Security Account is part of the general account and is the sole security for the loan. It is increased with all loan amounts taken and reduced by all repayments of loan principal. The balance of loan repayments, after payment of accrued loan interest, will be credited to the investment options of the Separate Account or the GIA in accordance with the participant’s most recent premium payments allocation on file with us.

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Under section 72(p), if a loan payment is not paid within 90 days after the payment was due, then the entire loan balance plus accrued interest will be in default. In the case of default, the outstanding loan balance plus accrued interest will be deemed a distribution for income tax purposes, and will be reported as such pursuant to Code requirements. At the time of such deemed distribution, interest will continue to accrue until such time as an actual distribution occurs under the contract.

Income Tax Regulations require that the employer have a written 403(b) Plan and that the Plan indicate the identity of the providers permitted under the Plan. We are not administrators of section 403(b) Plans; we are providers of annuity contracts authorized under specific Plans. We will exchange required information with the employer and/or authorized plan administrator, upon request. As a result of these regulations and requirements set forth by the employer, we may require additional documentation prior to executing transactions involving contracts issued in connection with section 403(b) plans. These documentation requirements may change from time to time.

Keogh Plans

The Self-Employed Individual Tax Retirement Act of 1962, as amended permitted self-employed individuals to establish “Keoghs” or qualified plans for themselves and their employees. The tax consequences to participants under such a plan depend upon the terms of the plan. In addition, such plans are limited by law with respect to the maximum permissible contributions, distribution dates, nonforfeitability of interests, and tax rates applicable to distributions. In order to establish such a plan, a plan document must be adopted and implemented by the employer, as well as approved by the IRS. Annuity contracts may be funding vehicles under a Keogh plan. We may issue such a contract but specifically are not a plan administrator or plan trustee.

Individual Retirement Annuities

Various sections of the Code permit eligible individuals to contribute to individual retirement programs known as “Traditional IRAs”, “Roth IRAs”, “SEP IRA”, “SARSEP IRA”, “SIMPLE IRA”, and “Deemed IRAs”. Each of these different types of IRAs is subject to limitations on the amount that may be contributed, the timing of contributions, the persons who may be eligible, the time when distributions shall commence and the amount of such required minimum distributions. In addition, distributions from certain other types of qualified plans may be transferred into an IRA. Participant loans are not allowed under IRA contracts. Details about each of these different types of IRAs are included in the respective contract endorsements. If there are IRS or Code charges to the terms of existing endorsements, we may issue replacement endorsements. We will, at all times, administer all IRAs based on the law in existence at the time of each specific administration event.

Corporate Pension and Profit-Sharing Plans

Code section 401(a) permits corporate employers to establish various types of retirement plans for employees.

These retirement plans may permit the purchase of the contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includable in the gross income of the employee until distributed from the Plan. The tax consequences to participants may vary depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with Corporate Pension or Profit-sharing Plans should obtain independent tax advice as to the tax treatment and suitability of such an investment. Annuity contracts may be funding vehicles under these plans. We may issue such a contract but specifically are not a plan administrator or plan trustee.

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Deferred Compensation Plans With Respect to Service for State and Local Governments and Tax Exempt Organizations

Code section 457(b) provides for certain deferred compensation plans with respect to service for state and local governments and certain other entities. The contracts may be used in connection with these plans; however, under these plans if issued to tax exempt organizations, the contract holder is the plan sponsor, and the individual participants in the plans are the Annuitants. Under such contracts, the rights of individual plan participants are governed solely by their agreements with the plan sponsor and not by the terms of the contracts. Annuity contracts may be funding vehicles under these plans. We may issue such a contract but specifically are not a plan administrator or plan trustee.

Tax on Surrenders and Withdrawals from Qualified Plans and IRAs

In the case of a withdrawal under a qualified plan or IRA, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s after-tax cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified plan. For many qualified plans and IRAs, the individual may have no after-tax contributions and the entire amount received will be taxable. For Roth IRAs, if certain conditions are met regarding holding periods and age of the contract holder, lifetime withdrawals are received without tax.

Code section 72(t) imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans and IRAs other than Roth IRAs. The penalty is increased to 25% instead of 10% for SIMPLE IRAs if distribution occurs within the first two years of the participation in the SIMPLE IRA. These penalty taxes are in addition to any income tax due on the distribution. To the extent amounts distributed are not includable in gross income no tax penalty will be imposed.

The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the contract holder or Annuitant (as applicable) reaches age 59 1⁄2; (b) distributions following the death the contract holder or Annuitant (as applicable); (c) distributions attributable to the contract holder or Annuitant (as applicable) being disabled within the meaning of section 72(m)(7), (d) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the contract holder or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such contract holder or Annuitant (as applicable) and his or her designated beneficiary; (e) distributions to a contract holder or Annuitant (as applicable) who has separated from service after he has attained age 55; (f) distributions made on account of an IRS levy on the IRA or plan, (g) distributions made to the contract holder or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code section 213 to the contract holder or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (h) distributions made to an alternate payee pursuant to a qualified domestic relations order; (i) distributions from an IRA for the purchase of medical insurance (as described in section 213(d)(1)(D) of the Code) for the contract holder and spouse and dependents if the certain conditions are met; (j) distributions from IRAs for certain qualified educational expenses of the contract holder, spouse, children or grandchildren; (k) distributions from IRA for qualified first-time home purchase expenses; (l) distributions from retirement plans to individuals called to active military ; and effective January 1, 2020 up to $5,000 upon the birth or adoption of a child (m) to terminally ill individuals or, for certain plans; and (n) up to $2,500 for certain long term care policy premiums. The exceptions stated in items (e) (h) and (n) above do not apply in the case of an IRA. The exception stated in item (d) applies to an IRA without the requirement that there be a separation from service. Additional exceptions may apply in limited situations. Please note that future legislation or regulations may modify the conditions under which distributions may be received from a qualified plan or IRA without tax penalty. Consult your tax advisor for specific requirements regarding the application of each of these exceptions to the Penalty Tax.

Generally, distributions from a qualified plan or IRA must commence no later than April 1 of the calendar year following the later of: (a) the year in which the employee attains their applicable age or (b) the calendar year

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in which the employee retires ((b) does not apply to an IRA). For individuals who reached age 70 ½ before January 1, 2020, the applicable age is 70 ½. For individuals who reached age 72 before January 1, 2023, the applicable age is 72. For individuals who reach age 72 after January 31, 2022, and reach age 73 before 2033, the applicable age is 73. If an individual reaches age 74 after 2032, the applicable age is 75. The date set forth in (b) does not apply to an IRA. The required distribution rules do not apply to Roth IRAs during the contract holder’s lifetime. This commencement date is referred to as the “required beginning date.” Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 25% penalty tax is imposed as to the required amount not distributed (which may be reduced to 10% if corrected within a two-year correction period). The life expectancy is based on tables published from time to time by the Internal Revenue Service.

The amount that must be distributed is based on Code rules relating to “Required Minimum Distributions.” This RMD takes into consideration the individual’s age, marital status, and account balance, as well as the actuarial value of additional benefits under the contract. The individual will have options regarding computation of the RMD amount; these options are selected at the time that the payments begin.

An individual is required to take distributions from all of his or her retirement accounts; however in some cases, if the individual has two or more IRA accounts, the total amount of RMDs can be taken from one of the multiple accounts. For example, if the individual has two traditional IRA accounts, the individual will have an RMD amount relating to each of these retirement vehicles. The individual can take the total of two RMDs from either or both of the two accounts.

For IRAs, we are required to file an annual information return with the IRS, with a copy to the participant, of the fair market value of each account. This information return will also indicate if RMDs are required to be taken. We will provide information to each contract holder concerning the RMD computations for his or her annuity contract.

In addition to RMDs during the life of the individual, there are also required after-death distributions. These after-death RMDs apply to all qualified plans and IRAs, including Roth IRAs. The beneficiary of the contract may take payments earlier than provided under these after-death RMD rules, such as immediately after death, but cannot delay receipt of payments after the dates specified under these rules.

Under the after-death RMD rules, if the original contract holder died prior to the required beginning date, and designated a contract beneficiary, then the full account value generally must be distributed either by the end of the tenth calendar year after the year of the owner’s death. For spouses, certain “qualified designated beneficiaries” and other situations as permitted by the Code and IRS, the full account value may be distributed over a period of no longer than the life expectancy of the beneficiary. If the payments are to be over the life expectancy, the first payment must be received by December 31st of the year following the year of death.

In all cases, if the beneficiary is the surviving spouse, there are special spousal continuation rules under which the spouse can treat the contract as his or her own and delay receiving payments until the spouse attains his or her own required beginning date. Each beneficiary will need to select the death benefit option from among those set forth in the contract which are applicable to the named beneficiary. If an option is not selected, the death benefit, if any, will be paid pursuant to the default death benefit payment option set forth in the contract. No beneficiary will be defaulted to any spousal continuance option.

Seek Tax Advice

The above description of federal income tax consequences of the different types of qualified plans and IRAs which may be funded by the contracts offered by this prospectus is only a brief summary meant to alert you to the issues and is not intended as tax advice.

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The rules governing the provisions of qualified plans and IRAs are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences.

Withholding and Information Reporting

We are required to file information returns with the IRS and state taxation authorities in the event that there is a distribution from your contract that may have tax consequences and in certain other circumstances. In order to comply with our requirements, from time to time, we request that the contract holder or beneficiary provide certain information, including social security number or tax identification number and current address.

In addition to information reporting, we are also required to withhold federal and certain state income taxes on the taxable portion of any amounts received under the contract unless a valid election is made to not have any withholding or in certain other circumstances. An election of no withholding is not permitted if a correct social security number or other taxpayer identification number is not provided or if the IRS advises that withholding is required. “Eligible Rollover Distributions” from certain qualified contracts are subject to a 20% mandatory withholding unless directly rolled over to an eligible retirement plan. Special withholding rules apply to payments made to nonresident aliens.

You are liable for payment of federal income taxes on the taxable portion of any amounts received under the contract. You may be subject to penalties if your withholding or estimated tax payments are insufficient. Certain states also require withholding of state income taxes on the taxable portion of amounts received. State laws differ regarding the procedure by which these amounts are computed and the extent to which a contract holder can elect out of withholding.

In 2004, the Department of Treasury ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax. This ruling is also understood to apply to other nonresident alien contract holders. Although the ruling was directed at a life insurance policy, it may also apply to an annuity contract.

Spousal Definition

The Internal Revenue Code provides special provisions relating to a spouse.

The Contract provides that upon your death, a surviving spouse may have certain options and rights that he or she may elect to exercise under Section 72(s) or 401(a)(9) of the Code. All Contract provisions relating to spousal rights are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law.

All individuals should contact their tax advisors regarding their personal tax situations.

GMWB Features

There are outstanding tax questions relating to taxation of payments made after the contract value reaches zero. Until the IRS issues guidance on the issue, we will treat payments under non-qualified contracts as withdrawals. Similarly for IRA and qualified contracts, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value must include the value of enhanced death benefits and other optional contract provisions such as any GMWB rider itself. Consult a tax advisor.

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Federal Estate, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under Federal tax law.

Annuity purchases by nonresident aliens and foreign corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative and regulatory changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or regulation. Consult a tax adviser with respect to legislative and regulatory developments and their effect on the contract.

We have the right to modify the contract or our contract administration in response to legislative or regulatory changes. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

Sales of Variable Accumulation Contracts

PHL Variable has designated 1851 Securities, Inc. (“1851”) to serve as the principal underwriter of the securities offered through this Prospectus, pursuant to the terms of an underwriting agreement. 1851, which is affiliated with PHL Variable also acts as the principal underwriter of other variable annuity contracts and variable life insurance policies issued by PHL Variable and its affiliated companies. PHL Variable reimburses 1851 for expenses 1851 incurs in underwriting the Contracts (e.g., commissions payable to retail broker-dealers who sell the Contracts). 1851 does not retain any fees under the Contracts; however, 1851 may receive 12b-1 fees from the underlying funds.

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1851’s principal executive offices are located at One American Row, PO Box 5056, Hartford, CT 06102-5056. 1851 is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

1851 and PHL Variable have entered into selling agreements with broker-dealers who are registered with the SEC and are members of FINRA, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of PHL Variable under applicable state insurance law and must be licensed to sell variable insurance products. PHL Variable offered the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are no longer offered to new purchasers.

Compensation

Broker-dealers who have selling agreements with 1851 and PHL Variable are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic asset-based compensation in all or some years based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement and the payment option selected by the broker- dealer and/or the registered representative but is not expected to exceed 8.0% of purchase payments if up-front compensation is paid to registered representatives and up to 2.5% annually of contract value (if asset based compensation is paid).

To the extent permitted by FINRA rules, overrides and promotional incentives or cash and non-cash payments also may be provided to such broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the contract, including the recruitment and training of personnel, production of promotional literature and similar services.

This Contract does not assess a front-end sales charge, so you do not directly pay for sales and distribution expenses. Instead, you indirectly pay for sales and distribution expenses through the overall charges and fees assessed under the Contract. For example, any profits PHL Variable may realize through assessing the mortality and expense risk charge under your Contract may be used to pay for sales and distribution expenses. PHL Variable may also pay for sales and distribution expenses out of any payments PHL Variable or 1851 may receive from the underlying funds for providing administrative, marketing and other support and services to the underlying funds. If your Contract assesses a surrender charge, proceeds from this charge may be used to reimburse PHL Variable for sales and distribution expenses. No additional sales compensation is paid if you select any optional benefits under your Contract.

We have unique arrangements for compensation with select broker-dealer firms based on the firm’s aggregate or anticipated sales of contracts or other factors. We enter into such arrangements at our discretion and we may negotiate customized arrangements with firms based on various criteria. As such, special compensation arrangements are not offered to all broker-dealer firms. Compensation payments made under such arrangements will not result in any additional charge to you.

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State Regulation

We are subject to the provisions of the Connecticut insurance laws applicable to life insurance companies and to regulation and supervision by the Connecticut Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which PHL Variable does an insurance business.

State regulation of PHL Variable includes certain limitations on the investments, which may be made for its General Account and separate accounts, including the Separate Account. It does not include, however, any supervision over the investment policies of the Separate Account.

Reports

Reports showing the contract value will be furnished to you at least annually.

Voting Rights

As stated above, all of the assets held in an available investment option will be invested in shares of a corresponding series of the funds. We are the legal owner of those shares and as such have the right to vote to elect the Board of Trustees of the funds, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders’ meeting.

We will send you or, if permitted by law, make available electronically, proxy material, reports and other materials relevant to the investment options in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions. This process may result in a small number of contract owners controlling the vote.

In the future, to the extent applicable federal securities laws or regulations permit us to vote some or all shares of the fund in its own right, it may elect to do so.

Matters on which owners may give voting instructions include the following: (1) election or removal of the Board of Trustees of a fund; (2) ratification of the independent accountant for a fund; (3) approval or amendment of the investment advisory agreement for the series of the fund corresponding to the owner’s selected investment option(s); (4) any change in the fundamental investment policies or restrictions of each such series; and (5) any other matter requiring a vote of the shareholders of a fund. With respect to amendment of any investment advisory agreement or any change in a series’ fundamental investment policy, owners participating in such series will vote separately on the matter.

The number of votes that you have the right to cast will be determined by applying your percentage interest in an investment option to the total number of votes attributable to the investment option. In determining the number of votes, fractional shares will be recognized. The number of votes for which you may give us instructions will be determined as of the record date for fund shareholders chosen by the Board of Trustees of a fund.

Cyber Security and Business Continuity Risks

Our variable product business is dependent upon the effective operation of our computer systems and those of our business partners and service providers, and so our business may be vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cybersecurity incidents. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on

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systems and websites, unauthorized release of confidential customer information and other operational disruptions that could severely impede our ability to conduct our business and administer the Policy (e.g., calculate unit values or process transactions).

Financial services companies and their third-party service providers are increasingly the targets of cyber-attacks involving the encryption and/or threat to disclose personal or confidential information (e.g., ransomware) or disruptions of communications (e.g., denial of service) to extort money or for other malicious purposes. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources. The use of remote or flexible work arrangements, remote access tools and mobile technology have expanded potential targets for cyber-attack.

System failures and cybersecurity incidents affecting us, the funds, intermediaries and service providers may adversely affect us, our ability to administer the Policy and your interest in the Policy. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict. Although we undertake preventative and detective measures to protect our systems from cyber-attacks, there can be no guarantee that we or our service providers will be able to avoid all cybersecurity incidents affecting Policy Owners in the future. It is possible that a cybersecurity incident could persist for an extended period of time without detection.

We may also be exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, geo-political disputes, military actions, malicious acts and terrorist acts, any of which could adversely affect our ability to conduct business and administer the Policy. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our third-party service providers to perform their job responsibilities.

PHL Variable Insurance Company—Litigation and Regulatory Matters

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The Separate Account and the Principal Underwriter is not currently involved in any litigation or arbitration.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. Given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular quarterly or annual periods as respects each of the Company and the Principal Underwriter.

Cost of insurance litigation

2017 Action: Two putative class actions were filed in the Southern District of New York challenging certain increases to cost of insurance charges implemented in 2017. Fan et. al. v. PHL Variable Life Insurance Company, 1:18-cv01288, was filed on February 13, 2018 and Advance Trust & Life Escrow Services, LTA as Nominee of Life Partners Position Holder Trust v. PHL Variable Life Insurance Company, 1:18-cv-3444, was filed on April 19, 2018. On July 20, 2018, a Second Amended Complaint was filed in the Fan case removing certain previously named defendants. On March 12, 2019, the court denied the Company’s motions to dismiss in each action for lack

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of personal jurisdiction. On May 29, 2019, the Court entered an order appointing lead class counsel and consolidating the Fan and Advance Trust cases. On November 15, 2022, the parties informed the Court that they had reached a settlement of the matter, subject to the negotiation of mutually acceptable settlement documents. On February 24, 2023 the parties executed a Joint Stipulation and Settlement Agreement to resolve the litigation. On March 7, 2023 Plaintiffs filed a motion to certify the class and for preliminary approval of the class action settlement, which the Court granted on August 9, 2023. On November 11, 2023, Plaintiffs filed a motion for final approval of the class action settlement, which the Court granted after hearing on December 22, 2023. The Court entered its final judgment in this action on January 18, 2024.

2021 Action: A putative class action, Kenney v. PHL Variable Insurance Company, 3:22-cv-00552, was filed in the District of Connecticut on April 15, 2022 challenging certain increases to cost of insurance charges implemented in 2021. On June 21, 2022, the Company filed its answer, denying liability. On February 14, 2024, an amended class action complaint was filed in the Kenney case. The amended class action complaint adds a new plaintiff, Arbuckle Funding LLC, as well as nine new defendants including two subsidiaries of the Company, Concord Re, Inc. and Palisado Re, Inc., as well as seven “Nassau” entities, including Nassau Insurance Group Holdings, L.P.; Nassau Insurance Group Holdings GP, LLC; Nassau Financial Group GP Ltd.; Nassau Financial Group, L.P.; Nassau Asset Management LLC; The Nassau Companies of New York; and The Nassau Companies. The amended class action complaint retains its cause of action against the Company for breach of contract challenging certain cost of insurance charges implemented in 2021. The amended class action complaint asserts a new cause of action for fraudulent transfer against all defendants. On, April 22, 2024, the Company, Concord Re, Inc., and Palisado Re, Inc. moved to dismiss the fraudulent transfer cause of action. Discovery is ongoing in this matter. The Company and its subsidiaries dispute the allegations in the complaints and intend a vigorous defense.

Financial Statements

Audited financial statements of the Separate Account and PHL Variable are included in the Statement of Additional Information. For a free copy of the Statement of Additional Information, simply call or write to our Customer Service Office. The Statement of Additional Information is also available on the SEC’s website at www.sec.gov.

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APPENDIX A – Investment Options Available Under The Contract

The following is a list of underlying funds available under the contract. More information about the underlying funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at https://dfinview.com/Nassau-PHL/TAHD/NAS000014. You can also request this information at no cost by calling 1-800-541-0171 or by sending an email request to customer_contact_center@nfg.com.

The current expenses and performance information below reflects fees and expenses of the funds, but does not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each fund’s past performance is not necessarily an indication of future performance. Updated fund performance can be found at https://nfg.com/product-performance.html.

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
The highest total return consistent with the Adviser’s determination of reasonable risk.	AB VPS Balanced Hedged Allocation Portfolio (Class B)[3]—AllianceBerstein L.P.	0.98%	12.66%	3.05%	5.04%
Long-term capital appreciation.	Alger Capital Appreciation Portfolio[1,2] (Class 1-2 Shares)—Fred Alger Management, LLC	0.95%	43.13%	15.43%	12.54%
To seek investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.	CVT S&P MidCap 400 Index Portfolio[3] (Class I)—Calvert Research and Management Ameritas Investment Partners, Inc.	0.33%	16.12%	12.28%	8.90%
The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies.	DWS Equity 500 Index VIP (Class A)[3]— DWS Investment Management Americas, Inc. Northern Trust Investments, Inc.	0.25%	26%	15.40%	11.74%
The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.	DWS Small Cap Index VIP (Class A)[3]— DWS Investment Management Americas, Inc. Northern Trust Investments, Inc.	0.38%	16.76%	9.67%	6.89%
To provide current income.	Federated Hermes Fund for U.S. Government Securities II3—Federated Investment Management Company	0.78%	4.19%	-0.11%	0.90%

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Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
To seek high current income.	Federated Hermes High Income Bond Fund II3—Federated Investment Management Company	0.81%	12.71%	4.75%	4.13%
To provide current income consistent with stability of principal and liquidity.	Federated Hermes Government Money Fund II3—Federal Investment Management Company	0.63%	4.52%	1.49%	0.90%
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio (Service Class)[3]—Fidelity Management & Research Company LLC (FMR) FMR UK, FMR HK, and FMR Japan	0.66%	33.34%	16.54%	11.50%
Seeks to provide capital growth.	Fidelity® VIP Growth Opportunities Portfolio (Service Class)[3]—Fidelity Management & Research Company LLC (FMR) FMR UK, FMR HK, and FMR Japan	0.69%	45.51%	18.97%	15.61%
To achieve capital appreciation.	Fidelity® VIP Growth Portfolio (Service Class)[3]—Fidelity Management & Research Company LLC (FMR) FMR UK, FMR HK, and FMR Japan	0.68%	36.09%	19.52%	14.68%
Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio (Service Class)[3]—Fidelity Management & Research Company LLC (FMR) FMR UK, FMR HK, and FMR Japan	0.48%	6.12%	1.87%	2.24%

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Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Seeks capital appreciation. Under normal market conditions, the fund invests primarily in equity securities of companies that the investment manager believes are leaders in innovation, take advantage of new technologies, have superior management, and benefit from new industry conditions in the dynamically changing global economy.	Franklin DynaTech VIP Fund (Class 2)[3]—Franklin Advisers, Inc.	0.89%	43.77%	13.76%	10.37%
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of debt and equity securities.	Franklin Income VIP Fund (Class 2)—Franklin Advisers, Inc.	0.71%	8.62%	6.98%	5.01%
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund (Class 2)—Franklin Mutual Advisors, LLC	0.93%	13.46%	7.82%	5.43%
Seeks long-term capital appreciation.	Guggenheim VT Long Short Equity Fund[1,2]—Security Investors, LLC, which operates under the name Guggenheim Investments	1.92%	12.75%	5.76%	3.32%
To seek capital appreciation.	Invesco V.I. American Franchise Fund (Series I Shares)—Invesco Advisers, Inc.	0.86%	40.93%	16.16%	11.70%
Both capital appreciation and current income.	Invesco V.I. Equity and Income Fund (Series II Shares)—Invesco Advisers, Inc.	0.81%	10.24%	9.64%	6.78%
Long-term growth of capital.	Invesco V.I. Core Equity Fund[1,2] (Series I Shares)—Invesco Advisers, Inc.	0.80%	23.36%	12.95%	7.79%
To seek capital appreciation.	Invesco V.I. Capital Appreciation Fund (Series II Shares)[3]—Invesco Advisers, Inc.	1.05%	35.03%	16.10%	11.28%

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Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
To seek capital appreciation.	Invesco V.I. Global Fund (Series II Shares)—Invesco Advisers, Inc.	1.07%	34.45%	12.02%	8.21%
Long-term growth of capital.	Invesco V.I. Main Street Mid Cap Fund®[1,2] (Series I Shares)—Invesco Advisers, Inc.	0.94%	14.47%	10.32%	6.45%
To seek capital appreciation.	Invesco V.I. Main Street Small Cap Fund® (Series II Shares)—Invesco Advisers, Inc.	1.13%	17.82%	12.79%	8.66%
Long-term capital appreciation.	Lazard Retirement U.S. Small Cap Equity Select Portfolio (Service Shares)[1,2,3]—Lazard Asset Management LLC	1.15%	10.02%	9.10%	6.73%
To seek high current income and the opportunity for capital appreciation to produce a high total return.	Lord Abbett Bond Debenture Portfolio (Class VC shares)—Lord, Abbett & Co. LLC	0.89%	6.55%	3.14%	3.49%
Long-term growth of capital and income without excessive fluctuations in market value.	Lord Abbett Growth and Income Portfolio (Class VC shares)—Lord, Abbett & Co. LLC	0.92%	13.19%	10.72%	7.81%
To seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.	Lord Abbett Mid Cap Stock Portfolio (Class VC shares)—Lord, Abbett & Co. LLC	1.15%	15.42%	10.64%	6.51%
Seeks to provide investors with capital appreciation.	Morningstar Aggressive Growth ETF Asset Allocation Portfolio (Class II)—ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.78%	16.88%	10.04%	7.06%
Seeks to provide investors with capital appreciation and some current income.	Morningstar Balanced ETF Asset Allocation Portfolio (Class II)—ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.79%	12.82%	6.68%	4.99%
Seeks to provide investors with current income and capital appreciation.	Morningstar Growth ETF Asset Allocation Portfolio (Class II)—ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.79%	15.72%	8.64%	6.20%

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Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Seeks to provide investors with current income and capital appreciation.	Morningstar Income and Growth ETF Asset Allocation Portfolio (Class II)—ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.78%	10.59%	4.74%	3.67%
The Fund seeks growth of capital.	Neuberger Berman AMT Mid Cap Growth Portfolio (Class S)[3]—Neuberger Berman Investment Advisers LLC	1.11%	-28.83%	6.77%	9.95%
The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)[3]—Neuberger Berman Investment Advisers LLC	1.17%	-18.65%	7.14%	10.64%
Seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments back by a portfolio of inflation-indexed securities and other Fixed Income Instruments.	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class)—Pacific Investment Management Company LLC	1.64%	-7.93%	8.46%	-0.90%
Seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments.	PIMCO VIT Real Return Portfolio (Advisor Class)—Pacific Investment Management Company LLC	1.01%	3.57%	3.05%	2.15%
Seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.	PIMCO VIT Total Return Portfolio (Advisor Class)—Pacific Investment Management Company LLC	0.92%	5.83%	0.98%	1.60%

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Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movement of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument on a daily basis.	Rydex VT Inverse Government Long Bond Strategy Fund[1,2,3]—Security Investors, LLC, which operates under the name Guggenheim Investments	5.02%	4.22%	1.03%	-3.28%
Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis.	Rydex VT Nova Fund[1,2,3]—Security Investors, LLC, which operates under the name Guggenheim Investments	1.72%	35.06%	18.45%	14.14%
Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments.	Templeton Developing Markets VIP Fund (Class 2 Shares)[3]—Templeton Asset Management Ltd. Franklin Templeton Investment Management Limited	1.35%	12.62%	4.22%	2.32%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.	Templeton Foreign VIP Fund (Class 2 Shares)[3]—Templeton Investment Counsel, LLC	1.07%	20.76%	5.27%	1.28%
Seeks long-term capital growth. Under normal market conditions, the fund invests primarily in equity securities of companies located anywhere in the world, including developing markets.	Templeton Growth VIP Fund (Class 2 Shares)[3]—Templeton Global Advisors Limited Templeton Asset Management Ltd	1.12%	21.01%	6.47%	3.24%
Capital appreciation and current income.	TVST Touchstone Balanced Fund[3]—Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.80%	18.61%	11.29%	7.80%
High Level of current income consistent with preservation of capital. Capital appreciation is secondary.	TVST Touchstone Bond Fund[3]—Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.63%	6.07%	1.82%	1.43%

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Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Capital appreciation.	TVST Touchstone Common Stock Fund[3]—Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.73%	26.66%	16.22%	11.29%
Growth of Capital.	TVST Touchstone Small Company Fund[3]—Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.76%	16.60%	12.29%	9.49%
Long-term growth of capital.	Virtus KAR Capital Growth Series A3—Virtus Investment Advisers, Inc. Kayne Anderson Rudnick Investment Management, LLC	1.01%	34.71%	15.19%	11.97%
Capital appreciation and current income.	Virtus KAR Equity Income Series A3—Virtus Investment Advisers, Inc. Kayne Anderson Rudnick Investment Management, LLC	0.96%	1.49%	11.46%	7.25%
High total return consistent with reasonable risk.	Virtus SGA International Growth Series A3—Virtus Investment Advisers, Inc. Sustainable Growth Advisers, LP	1.12%	18.00%	8.80%	2.23%
Long-term total return.	Virtus Newfleet Multi-Sector Intermediate Bond Series A3—Virtus Investment Advisers, Inc. Newfleet Asset Management, LLC	0.93%	8.69%	3.19%	2.94%
Capital appreciation and income with approximately equal emphasis.	Virtus Duff & Phelps Real Estate Securities Series A3—Virtus Investment Advisers, Inc. Duff & Phelps Investment Management Co.	1.08%	11.03%	8.55%	7.95%
Long-term capital growth.	Virtus KAR Small-Cap Growth Series A3—Virtus Investment Advisers, Inc. Kayne Anderson Rudnick Investment Management, LLC	1.12%	19.70%	11.70%	13.85%

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Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Long-term capital appreciation.	Virtus KAR Small-Cap Value Series A3 —Virtus Investment Advisers, Inc. Kayne Anderson Rudnick Investment Management, LLC	1.08%	19.05%	11.80%	8.42%
High total return over an extended period of time consistent with prudent investment risk.	Virtus Tactical Allocation Series (Class A Shares)[3]—Virtus Investment Advisers, Inc. Kayne Anderson Ruddick Investment Management, LLC and NewFleet Asset Management, LLC (fixed)	0.96%	22.22%	9.03%	5.87%
Long Term Capital Appreciation.	Wanger International[3]—Columbia Wanger Asset Management, LLC	1.20%	16.95%	6.45%	3.50%
Long Term Capital Appreciation.	Wanger Acorn[3]—Columbia Wanger Asset Management, LLC	0.95%	21.74%	7.51%	7.20%

[1]	This fund is closed to new investors.
[2]

For contract owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular purchase payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing dollar cost averaging (“DCA”) percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.

[3]	The current expenses of this fund reflect a temporary fee waiver or expense reimbursement arrangement.

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To learn more about the contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2024. The SAI is incorporated by reference into this prospectus. For a free copy of the SAI, or for general inquiries, contact our Customer Service Office.

Reports and other information about PHL Variable Insurance Company and PHL Variable Accumulation Account is available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov.

EDGAR contract identifier number: C000067260

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PART B

The Big Edge Choice®

The Phoenix Edge®-VA

Phoenix Spectrum Edge®

Phoenix Spectrum Edge®+

PHL Variable Accumulation Account (“Separate Account”)

PHL Variable Insurance Company

Variable Accumulation Deferred Annuity Contracts

STATEMENT OF ADDITIONAL INFORMATION	May 1, 2024

PHL Variable Insurance Company

Home Office:

One American Row

Hartford, Connecticut 06102-5056

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2024. You may obtain a copy of the prospectus without charge by contacting us at P.O. Box 758573, Topeka, Kansas 66675-8573. You may also call us at: 1-800-541-0171 between the hours of 8:30 A.M. and 6:00 P.M., Eastern Time. You may email us at customer_contact_center@nfg.com.

Defined terms used in the current prospectus are incorporated in this SAI. All non-principal risks of investing in these contracts are disclosed in the prospectus.

1

1

PHL Variable Insurance Company And The Separate Account

PHL Variable Insurance Company (PHL Variable) is a stock life insurance company organized under the laws of the State of Connecticut. PHL Variable is authorized to conduct life and annuity business in 49 states, the District of Columbia and Puerto Rico. The statutory home office of PHL Variable is located at One American Row, Hartford, Connecticut 06103. PHL Variable was incorporated on July 15, 1981.

The immediate parent of PHL Variable is PHL Delaware LLC. PHL Delaware LLC is ultimately controlled by David Dominik. Mr. Dominik ultimately controls PHL Variable through the following intervening companies: PHL Holdings, LLC and various Golden Gate investment funds. The nature of the business of Mr. Dominik and the intervening companies includes investing in companies engaged in the business of insurance.

On December 7, 1994, we established the Separate Account, a separate account created under the insurance laws of Connecticut. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and it meets the definition of a “separate account” under the 1940 Act. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Separate Account or of PHL Variable. PHL Variable serves as custodian for the assets of the Separate Account.

Underwriter

1851 Securities, Inc. (“1851”) is the principal underwriter for the contracts pursuant to an underwriting agreement dated January 1, 2012. 1851 is affiliated with PHL Variable. All underwriting commission costs are borne directly by PHL Variable.

During 2023, 2022, and 2021, $484,494, $450,624, and $535,785 respectively was paid in commissions to 1851 with respect to the Big Edge Choice contract, but 1851 retained none of those commissions.

During 2023, 2022, and 2021, $529,521, $512,894, and $581,548 respectively was paid in commissions to 1851 with respect to the Phoenix Edge – VA contract, but 1851 retained none of those commissions.

During 2023, 2022, and 2021, $181, 936, $173,029, and $197,113 respectively was paid in commissions to 1851 with respect to the Phoenix Spectrum Edge contract, but 1851 retained none of those commissions.

During 2023, 2022, and 2021, $0, $0, and $10,786 respectively was paid in commissions to 1851 with respect to the Phoenix Spectrum Edge+ contract, but 1851 retained none of those commissions.

New sales of the contracts are no longer being made. The surrender charge under the contracts, and how it is calculated, is described in each prospectus. 1851’s principal business address is One American Row, Hartford, CT 06102-5056.

Services

Administrative, Marketing and Support Services

PHL Variable and/or the principal underwriter for the contracts have entered into agreements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the underlying funds for providing certain administrative, marketing, or other support services to the underlying funds.

These payments reflect in part service expense savings derived by the funds by having a sole shareholder rather than multiple shareholders in connection with the Separate Account’s investments in the funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that PHL Variable and the principal underwriter for the Contracts incur in promoting, issuing, distributing and administering the Contracts.

1

The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the contracts or other contracts offered by PHL Variable. Aggregate fees relating to the different underlying funds vary and may be as much as 0.40% of the average net assets of an underlying fund attributable to the contracts.

Other Service Providers

Beginning January 2022, management-related services to the Separate Account formerly provided by BNY Mellon began to be provided instead by Zinnia (previously known as SE2, LLC) and Security Distributors, LLC (an affiliate of Zinnia) pursuant to a Master Services Agreement (the “SE2 Agreement”) that those entities have entered into with the Nassau Companies of New York. The services provided under the “SE2 Agreement” are extensive, and include mail services and records management, services in support of new business, underwriting, contract holder engagement, financial administration of the contracts, claims, services with respect to annuitizations, actuarial services, and several other matters.

The Company pays Zinnia fees for these services. These fees are varied and include fees tied to the number of contracts/policies serviced each month as well as fees based on hours devoted by Zinnia personnel. During 2022 and 2023, the Company has paid Zinnia the fees listed below for services provided to the Separate Account. Zinnia’s administrative office address is P.O. Box 758573 Topeka, KS 66675-8573.

Year Ended December 31,	Fee Paid

2021	$170,986.78

2022	$162,480.34

2023	$164,420.15

Prior to 2022, services to the Separate Account were provided by BNY Mellon. Those services included computing investment option unit value for each Investment option of the Separate Account on each valuation date, preparing annual financial statements for the Separate Account, filing the Separate Account annual reports on Form N-CEN with the SEC, and maintaining certain books and records required by law on behalf of the Separate Account. The Company paid BNY Mellon fees for those services and are listed in the table above for year 2021.

Independent Registered Public Accounting Firm. KPMG LLP, 755 Main Street Suite 1600, Hartford, Connecticut 06103, is the independent registered public accounting firm for the Separate Account and the independent auditor for NNY.

Information Sharing Agreements

PHL Variable has entered into information sharing agreements with the underlying funds as required by Rule 22c-2 of the Investment Company Act of 1940. The purpose of the information sharing is to monitor and, if necessary, warn and restrict contract holders who may be engaging in disruptive trading practices as determined by PHL Variable or the underlying funds in accordance with their established policies.

Calculation of Annuity Payments

See your prospectus in the section titled “The Annuity Period” for a description of the annuity options.

2

You may elect an annuity payment option by written request as described in your prospectus. If you do not elect an annuity payment option, amounts held under the contract will be applied to provide a Variable Life Annuity with 10-Year Period Certain (Option I) on the Maturity Date. You may not change your election after the first annuity payment.

Fixed Annuity Payments (for the Big Edge Choice contract and the Phoenix Edge – VA contract)

Fixed annuity payments are determined by the total dollar value for all investment options’ Accumulation Units, and all amounts held in the GIA. For each contract, the resulting dollar value is then multiplied by the applicable annuity purchase rate, which reflects the age (and sex for nontax-qualified plans) of the Annuitant or Annuitants, for the fixed payment annuity option selected.

The guaranteed annuity payment rates will be no less favorable than the following: under Options A, B, D, E and F, rates are based on the a-49 Annuity Table1 projected to 1985 with Projection Scale B. We use an interest rate of 3 3⁄8% for 5- and 10-year certain periods under Option A, for the 10-year certain period under Option F, and for Option E; an interest rate of 3 1⁄4 % for the 20-year certain period under Options A and F; an interest rate of 3 1⁄2 % under Options B and D. Under Options G and H, the guaranteed 4 interest rate is 3%.

It is possible that we may have more favorable (i.e., higher-paying) rates in effect on the Maturity Date.

Variable Annuity Payments (for the Big Edge Choice contract and the Phoenix Edge – VA contract)

Under all variable annuity payment options except Option L, the first payment is based on an assumed annual investment rate of 4 1⁄2%. Should the assumed rate result in a first payment larger than permitted by state law, we will select a lower rate. All subsequent payments 2 may be higher or lower depending on investment experience of the investment options.

Under Options I, J, K, M and N, we determine the first payment by multiplying the amounts held under the selected option in each investment option by the applicable annuity payment option rate, which reflects the age (and sex for nontax-qualified plans) of the Annuitant or Annuitants. The first payment equals the total of such amounts determined for each investment option. We determine future payments under these options by multiplying the Contract Value in each investment option (Number of Annuity Units times the Annuity Unit Value) by the applicable annuity payment option rate on the payment calculation date. The payment will equal the sum of the amounts provided by each investment option investment.

Under Option L, we determine the amount of the annual distribution by dividing the amount of Contract Value held under this option on December 31 of the previous year by the life expectancy of the Annuitant or the joint life expectancy of the Annuitant and joint Annuitant at that time.

Under Options I, J, M and N, the applicable options rate used to determine the first payment amount will not be less than the rate based on the 1983 Table A (1983 IAM)1 projected with Projection Scale G to the year 2040, and with continued projection thereafter, and on the assumed investment rate. Under Option K, the rate will be based on the number of payments to be made during the specified period and the assumed investment rate.

We deduct a daily charge for mortality and expense risks and a daily administrative fee from contract values held in the investment options. See your prospectus in the section titled “Deductions and Charges.” Electing Option K will result in a mortality risk deduction being made even though we assume no mortality risk under that option.

3

Fixed Annuity Payments (for the Spectrum Edge contract and Spectrum Edge+ contract)

Fixed annuity payments are determined by the total dollar value for all investment options’ Accumulation Units, all amounts held in the GIA. For each contract the resulting dollar value is then multiplied by the applicable annuity purchase rate, which reflects the age (and sex for nontax-qualified plans) of the Annuitant or Annuitants, for the fixed payment annuity option selected.

The guaranteed annuity payment rates will be no less favorable than the following: under Annuity Payment Options A, B, D, E and F, rates are based on the 1983a Individual Annuity Mortality Table (1983 IAM — The Society of Actuaries developed these tables to provide payment rates for annuities based on a set of mortality tables acceptable to most regulating authorities), projected with projection scale G to the year 2040 and an interest rate of 3%. The Society of Actuaries developed these tables to provide payment rates for annuities based on a set of mortality tables acceptable to most regulating authorities. Under Annuity Payment Options G and H the guaranteed interest rate is 3%.

It is possible that we may have more favorable (i.e., higher-paying) rates in effect on the maturity date.

Variable Annuity Payments (for the Spectrum Edge contract and Spectrum Edge+ contract)

Under Annuity Payment Options I, J, K, M and N, the amount of the first payment is equal to the amount held under the selected option in each investment option, divided by $1,000 and then multiplied by the applicable payment option rate. The first payment equals the sum of the amounts provided by each investment option.

In each investment option, the number of fixed annuity units is determined by dividing the amount of the initial payment provided by that investment option by the Annuity Unit Value for that investment option on the first payment calculation date. Thereafter, the number of fixed Annuity Units in each investment option remains unchanged unless you transfer funds to or from the investment option. If you transfer funds to or from an investment option, the number of fixed Annuity Units will change in proportion to the change in value of the investment option as a result of the transfer. The number of fixed Annuity Units will change effective with the transfer, but will remain fixed in number following the transfer.

Second and subsequent payments are determined by multiplying the number of fixed Annuity Units for each investment option by the Annuity Unit Value for that investment option on the payment calculation date. The total payment will equal the sum of the amounts provided by each investment option. The amount of second and subsequent payments will vary with the investment experience of the investment options and may be either higher or lower than the first payment.

Under Annuity Payment Option L, we determine the amount of the annual distribution by dividing the amount of Contract Value held under this option on December 31 of the previous year by the life expectancy of the Annuitant or the joint life expectancy of the Annuitant and joint Annuitant at that time.

Under Annuity Payment Options I, J, M and N, the applicable Annuity Payment Option rate used to determine the first payment amount will not be less than the rate based on the 1983a Individual Annuity Mortality Table projected with projection scale G to the year 2040, with continued projection thereafter and the assumed investment rate. Under Annuity Payment Option K, the Annuity Payment Option rate will be based on the number of payments to be made during the specified period and the assumed investment rate.

We guarantee that neither expenses actually incurred, other than taxes on investment return, nor mortality actually experienced, shall adversely affect the dollar amount of variable annuity payments.

We deduct a daily charge for mortality and expense risks and a daily administrative fee from contract values held in the investment options. See your prospectus in the section titled “Deductions and Charges.” Electing Option K will result in a mortality risk deduction being made even though we assume no mortality risk under that option.

4

Relevance of Financial Statements

The financial statements of PHL Variable Insurance Company as contained herein should be considered only as bearing upon PHL Variable Insurance Company’s ability to meet its obligations to owners of the contracts, including, but not limited to, the minimum and any declared excess interest credited on accumulation values in the GIA, and they should not be considered as bearing on the investment performance of the subaccounts.

Important Adverse Developments Related to PHL Variable’s Financial Condition

In recent years, PHL Variable’s financial condition has deteriorated due to mortality trends and economic conditions. PHL Variable has received from its independent auditors a report on the PHL Variable statutory financial statements that includes an “emphasis of matter” paragraph because there is substantial doubt about PHL Variable’s ability to continue as a going concern. The contract’s financial guarantees – including with respect to annuity payments, death benefits, optional benefit riders, loans, and amounts held in the Guaranteed Interest Account or other fixed account options, as applicable – are subject to PHL Variable’s financial strength and claims-paying ability. In light of PHL Variable’s financial difficulty, there is significant risk that PHL Variable will be unable to fulfill its financial guarantees under the contract.

You should consult with a financial professional about your personal circumstances and the risks associated with PHL Variable’s financial strength and claim-paying ability.

For additional information, see “Principal Risks of Investing in the Contract – Insurance Company Insolvency Risk” in the prospectus.

Financial Statements

The financial statements of each of the subaccounts of PHL Variable Accumulation Account as of December 31, 2023 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the financial statements of PHL Variable Insurance Company (“PHL”) as of December 31, 2023 and 2022, and for each of the years in the three-year period ended December 31, 2023, have been included in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The KPMG LLP report on the aforementioned financial statements of PHL includes explanatory language that states as of December 31, 2023, PHL’s total adjusted capital is at the Mandatory Control Level, based on the risk-based capital calculation required of insurance entities by the Connecticut Insurance Department, exposing PHL to regulatory actions, which may include placing PHL under regulatory control. In the notes to PHL’s financial statement PHL has stated that substantial doubt exists about PHL’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The KPMG LLP report on the aforementioned financial statements of PHL includes explanatory language that states that as of December 31, 2023, PHL’s total adjusted capital is at the Mandatory Control Level, based on the risk-based capital calculation required of insurance entities by the Connecticut Insurance Department, exposing PHL to regulatory actions, which may include placing PHL under regulatory control. In the notes to PHL’s financial statements PHL has stated that substantial doubt exists about PHL’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

[1]	The Society of Actuaries developed these tables to provide payment rates for annuities based on a set of mortality tables acceptable to most regulating authorities.

5

PHL Variable
Insurance Company
(a wholly owned subsidiary of
PHL Delaware, LLC)
Statutory Financial Statements and
Supplemental Schedules
December 31, 2023, 2022 and 2021

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)

i

Independent Auditors’ Report

The Board of Directors
PHL Variable Insurance Company:

Opinions

We have audited the financial statements of PHL Variable Insurance Company (the Company), which comprise the statements of admitted assets, liabilities, capital and surplus as of December 31, 2023 and 2022, and the related statements of income and changes in capital and surplus, and cash flows for each of the years in the three-year-period ended December 31, 2023, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2023, in accordance with accounting practices prescribed or permitted by the Connecticut Insurance Department described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2023.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Connecticut Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Substantial Doubt About the Entity’s Ability to Continue as a Going Concern

1

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, as of December 31, 2023, the Company’s total adjusted capital is at the Mandatory Control Level, based on the risk-based capital calculation required of insurance entities by the Connecticut Insurance Department, exposing the Company to regulatory actions, which may include placing the Company under regulatory control. As discussed in Note 2, the Company has stated that substantial doubt exists about the Company’s ability to continue as a going concern. Management’s evaluation of the events and conditions and management’s plans regarding this matter are also described in Note 2, including that the ability of the Company to continue as a going concern is dependent upon regulatory action. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinions are not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Connecticut Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●    Exercise professional judgment and maintain professional skepticism throughout the audit.

●    Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●    Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●    Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

2

●    Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the summary of investments - other than investments in related parties, the supplementary insurance information, and the supplementary schedule - reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Hartford, CT
April 29, 2024

3

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Statements of Admitted Assets, Liabilities, Capital and Surplus
(in thousands)

	As of December 31,
	2023	2022
Assets:
Bonds	$683,640	$898,538
Preferred stock	3,490	5,559
Common stock	2,363	2,963
Contract loans	72,430	70,349
Mortgage loans	46,332	47,980
Cash, cash equivalents and short-term investments	38,639	76,652
Derivatives	5,852	8,314
Receivables for securities	4,421	3,689
Other invested assets	120,458	119,097
Total cash and invested assets	977,625	1,233,141
Deferred and uncollected premium	6,039	3,186
Due and accrued investment income	3,225	4,223
Deferred tax asset	—	6,228
Current federal and foreign income tax recoverable	1,238	7,858
Receivable from affiliate	1,264	582
Reinsurance amounts receivable	25,964	46,641
Other assets	68,511	69,722
Separate account assets	2,814,232	3,056,813
Total assets	$3,898,098	$4,428,394

Liabilities:
Reserves for future policy benefits	$390,248	$197,111
Payable to affiliate	4,172	10,613
Funds held under coinsurance	828,587	1,071,035
Reinsurance payables	30,523	48,584
Net transfers due to (from) separate accounts	(85,252)	(111,988)
Other liabilities	23,062	71,529
Interest maintenance reserve (“IMR”)	14,750	28,324
Asset valuation reserve (“AVR”)	12,563	11,195
Separate account liabilities	2,814,232	3,056,813
Total liabilities	4,032,885	4,383,216

Capital and surplus:
Common stock, $5,000 par value (1,000 shares authorized; 500 shares issued and outstanding)	2,500	2,500
Paid-in surplus	283,333	283,333
Surplus notes	55,000	55,000
Unassigned surplus	(475,620)	(295,655)
Total capital and surplus	(134,787)	45,178
Total liabilities, capital and surplus	$3,898,098	$4,428,394

The accompanying notes are an integral part of these financial statements.
4

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Statements of Income and Changes in Capital and Surplus
(in thousands)

	For the years ended December 31,
	2023	2022	2021
Income:
Net investment income and amortization of IMR	$45,175	$52,505	$69,487
Separate account net gain (loss) from operations	53,249	69,823	28,248
Commissions and expense allowances on reinsurance ceded	31,874	29,783	25,969
Reserve adjustments on reinsurance ceded	(235,287)	(226,336)	(199,027)
Fees associated with separate account and other miscellaneous income	59,095	59,901	71,123
Total income	(45,894)	(14,324)	(4,200)

Current and future benefits:
Net transfers (from) to separate accounts, net of reinsurance	(352,390)	(363,142)	(453,592)
Change in reserves for future policy benefits	193,669	24,998	3,611
Total current and future benefits	(158,721)	(338,144)	(449,981)

Operating and other expenses:
Commissions	5,115	5,546	7,132
Other operating expenses	21,772	19,493	14,267
Reserve adjustments on MODCO assumed and MODCO consideration	(92,197)	(96,465)	(38,075)
Other amounts ceded	339,752	381,894	454,045
Premium, payroll and miscellaneous taxes	7,090	7,028	6,455
Total operating and other expenses	281,532	317,496	443,824
Net gain (loss) from operations before federal income taxes	(168,705)	6,324	1,957
Federal and foreign income tax expense (benefit)	(6,435)	765	(4,760)
Net income (loss) from operations before realized capital gains (losses)	(162,270)	5,559	6,717
Realized capital gains (losses), net of income taxes and IMR	(10,797)	1,979	(38,296)
Net income (loss)	(173,067)	7,538	(31,579)

Changes in capital and surplus:
Change in unrealized capital gains (losses), net of tax	(1,924)	(10,253)	5,327
Change in deferred income tax	(29,150)	10,935	(55)
Change in non-admitted assets	23,508	(21,462)	3,645
Change in liability for reinsurance in unauthorized and certified companies	2,036	192	14,765
Change in reserve on account of change in valuation basis	—	434	162
Change in asset valuation reserve	(1,368)	4,184	(152)
Paid-in surplus	—	—	30,250
Other surplus changes, net	—	613	—
Net increase (decrease) in capital and surplus	(179,965)	(7,819)	22,363
Capital and surplus, beginning of year	45,178	52,997	30,634
Capital and surplus, end of year	$(134,787)	$45,178	$52,997

The accompanying notes are an integral part of these financial statements.
5

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Statements of Cash Flows
(in thousands)

	For the years ended December 31,
	2023	2022	2021
Cash provided by (used for) operations:
Premiums and annuity considerations	$278,073	$250,727	$233,331
Net investment income	49,357	48,487	73,110
Other income	132,800	152,748	118,913
Claims and benefits	(1,045,343)	(954,989)	(937,912)
Commissions and other expenses	58,450	63,068	11,214
Net transfers from (to) separate accounts	379,126	293,250	462,996
Federal income taxes recovered (paid)	6,620	(352)	59,080
Net cash provided by (used for) operations	(140,917)	(147,061)	20,732

Cash provided by (used for) investments:
Proceeds from sales, maturities and scheduled repayments of bonds	204,297	294,327	413,774
Proceeds from sales, maturities and scheduled repayments of stocks	2,169	3,023	29,717
Proceeds from sales, maturities and scheduled repayments of mortgage loans	1,509	1,319	7,895
Proceeds from sales, maturities and scheduled repayments of other investments	43,078	56,000	5,205
Cost of bonds acquired	(1,637)	(27,170)	(272,994)
Cost of stocks acquired	—	(408)	(52,343)
Cost of mortgage loans acquired	—	—	(6,600)
Cost of other investments acquired	(82,608)	(64,187)	(11,966)
Net decrease (increase) in contract loans	(2,081)	467	10,687
Net cash provided by (used for) investments	164,727	263,371	123,375

Cash provided by (used for) financing and miscellaneous sources:
Capital and paid-in surplus, less treasury stock	—	—	30,250
Net deposits (withdrawals) of deposit-type contracts	(7,518)	(9,305)	(4,472)
Other cash provided (applied)	(54,305)	(55,117)	(203,191)
Net cash provided by (used for) financing and miscellaneous uses	(61,823)	(64,422)	(177,413)
Net decrease in cash and short-term investments	(38,013)	51,888	(33,306)
Cash and short-term investments, beginning of year	76,652	24,764	58,070
Cash and short-term investments, end of year	$38,639	$76,652	$24,764
The accompanying notes are an integral part of these financial statements.
6

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements
(in thousands except where noted in millions)

1.    Description of Business

PHL Variable Insurance Company (“PHL” or the “Company”) is a wholly-owned subsidiary of PHL Delaware, LLC (“PHL Delaware” or the “Parent”). On November 15, 2021, Nassau Insurance Group Holdings, L.P. transferred one hundred percent of the issued and outstanding common stock of the Parent to PHL Holdings, LLC. Effective with the transfer, the Parent and its subsidiaries, including the Company, are no longer owned or controlled by Nassau Financial Group GP Ltd. or any of its subsidiaries.

PHL is a provider of life insurance and annuity products. The Company’s life insurance products include universal life, variable universal life and other insurance products. The Company has both single-life and multiple-life products. Under multiple-life policies, several lives may be insured with the policy proceeds paid after the death of the first or last insured. The Company’s annuity products include deferred annuities and fixed indexed annuities. Annuity products accumulate for a number of years before periodic payments begin and enable the contract owner to save for retirement and provide options that protect against outliving assets during retirement. The Company‘s fixed indexed annuity products include single premium deferred equity indexed annuities and also single premium fixed indexed annuities. In November 2019, PHL stopped marketing and selling new business. Currently, the Company requires approval from its regulators for certain transactions and business activities.

Effective October 1, 2019, PHL entered into a combined coinsurance funds withheld and modified coinsurance agreement (the “Concord Treaty”) that reinsures the total retained risk in PHL to a wholly-owned captive subsidiary, Concord Re, Inc. (“Concord”), that is licensed in Connecticut. Concord entered into a 30-year excess-of-loss agreement (the “XOL Agreement”) with an affiliate, Nassau Re (Cayman) Ltd. (“NKY”), that provided coverage of up to $200 million in the event assets are not sufficient to pay claims. Effective November 15, 2021, this XOL agreement was novated to Palisado Re, Inc. (“Palisado”), a subsidiary of PHL, and subsequently its coverage was increased to $450 million. The receivable resulting from the XOL Agreement was approved by the Connecticut Insurance Department (the “Department”) as an admissible asset on Concord’s financial statements.

2.    Summary of Significant Accounting Policies

The significant accounting policies, which are used by PHL in the preparation of its statutory financial statements, are described below.

Basis of presentation

These financial statements were prepared on the basis of accounting practices (“STAT”) prescribed or permitted by the Department. These practices are predominately promulgated by the National Association of Insurance Commissioners (the “NAIC”).

These practices differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). PHL does not prepare financial statements on a U.S. GAAP basis and, as a result, differences from U.S. GAAP are not readily determinable. The major differences from U.S. GAAP practices are as follows:

•    The costs related to acquiring business, principally commissions and certain policy issue expenses are charged to income in the year incurred for STAT and are capitalized as deferred acquisition costs (“DAC”) and then amortized for U.S. GAAP.
•     Statutory concepts such as non-admitted assets, asset valuation reserve and interest maintenance reserve are recognized only for STAT.
•      Bonds are primarily carried at amortized cost for STAT and at fair value for U.S. GAAP.
7

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
•   For certain deposit-type contracts in the accumulation stage and for annuity products,  deposits are reported as annuity considerations (a revenue item) for statutory reporting, while U.S. GAAP reports these as deposits via the balance sheet.
•     Under STAT, for universal life and variable annuity contracts, premiums or deposits are recognized as revenue, and withdrawals are recognized as surrender benefits. Benefits, losses and related expenses are matched with premiums over the related contract periods. For U.S. GAAP, amounts received as payments for universal life, variable universal life and other investment-type contracts are considered deposits and are not included in premiums. Withdrawals taken from these contracts are generally considered returns of policyholder account balances and are not included in surrender benefits for U.S. GAAP.
•Statutory reserves are based on different assumptions than they are under U.S. GAAP.
•      Assets and liabilities are reported net of reinsurance balances for STAT and gross for U.S. GAAP.
•     The statutory provision for federal income taxes represents estimated amounts currently payable based on taxable income or loss reported in the current accounting period as well as changes in estimates related to prior year taxes. Deferred income taxes are provided in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 101, Income Taxes, a Replacement of SSAP No. 10R and SSAP No. 10, and changes in deferred income taxes are recorded through surplus. SSAP No. 101 adopts the U.S. GAAP valuation allowance standard and also limits the recognition of deferred tax assets (“DTAs”) based on certain admissibility criteria. The U.S. GAAP provision would include a provision for taxes currently payable as well as deferred taxes, both of which would be recorded in the income statement. Under SSAP No. 101, in conjunction with SSAP No. 5R as modified to replace the “probable” standard with a “more likely than not” standard, companies must establish a liability related to uncertain tax positions where management determines that it is more likely than not a claimed tax benefit would not be sustained if audited. SSAP No. 101 specifically rejects the corresponding U.S. GAAP guidance. For U.S. GAAP, the Company accounts for income taxes in accordance with Accounting Standards Codification (“ASC”) 740, Accounting for Income Taxes. Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized. For both STAT and U.S. GAAP, the Company assesses all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances.
•For STAT, wholly owned subsidiaries are not consolidated, but subsidiary earnings and losses and other changes in capital and surplus are accounted for as unrealized gains and losses. Dividends received from subsidiaries are treated as investment income. For GAAP, results of wholly owned subsidiaries are consolidated.
•      Surplus notes issued by the Company are recognized as surplus for STAT and debt for U.S. GAAP.
•Under STAT, we consider forms of security that are acceptable to the Commissioner under Connecticut General Statutes Section 38a-86(a)(4) to recognize the credit for reinsurance. For GAAP, a reinsurance recoverable would be reported as an asset and assessed for impairment related to the credit risk of the reinsurer.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, such as possibility for elevated mortality rates and market volatility. We regularly review our projections and associated assumptions as part of our ongoing assessment of our business performance and risks. Small changes in assumptions or small deviations of actual experience from assumptions can have, and in the past have had, material impacts on our results of operations and financial condition, and as such, the range of scenarios around these projections is significant. Actual results may differ from those estimates. Significant estimates and assumptions used in determining insurance and contractholder liabilities, income taxes, contingencies and valuation allowances for invested assets are discussed throughout the Notes to Statutory Financial Statements.

8

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Recent accounting pronouncements

In 2023, the NAIC adopted revisions to SSAP No. 26R, Bonds, and SSAP No. 43R, Loan-Backed and Structured Securities, to incorporate the principles-based bond definition for use in determining whether an investment (i.e., security) qualifies for reporting as a bond into statutory accounting guidance and to address the accounting treatment for securities that do qualify as bonds. SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short-Term Investments, was also revised to exclude asset-backed securities from being reported as a cash equivalent or short-term investment. These revisions have an effective date of January 1, 2025, and the Company is assessing the impact on its financial position and results of operations.

The Company did not adopt any accounting standards during 2023 that had a material impact on these financial statements.

Regulatory capital requirements

PHL Delaware serves as the holding company for PHL and does not have any significant operations of its own.

PHL is required to report risk-based capital (“RBC”) under the insurance company laws of Connecticut. RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items taking into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. The insurance laws give the states explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital (“TAC”) does not exceed certain RBC levels.

Going concern

Management has evaluated the Company’s ability to continue as a going concern and concluded that there is substantial doubt about the Company’s ability to continue as a going concern. The Company has incurred a net loss of $173 million and used $141 million of cash for operations for the year ended December 31, 2023, with capital and surplus declining to $(135) million at December 31, 2023. As of December 31, 2023, PHL’s RBC dropped to a mandatory control level. During 2023, PHL has experienced adverse mortality in the universal life business which is contributing to significant volatility in claims and the deteriorating financial condition of the Company.

As described in Note 1, the Concord Treaty provides PHL with reserve relief for certain life and annuity products. During 2023, the value of the underlying collateral supporting this treaty declined significantly, which resulted in the Company recognizing a reserve credit impairment charge of $176 million for the year ended December 31, 2023. PHL’s loss of full reserve credit has compounded the considerable financial challenges and uncertainties the Company faces. PHL will now be retaining additional risk for life and annuity products which places increased demand on the Company’s available capital and liquidity. Although PHL management has estimated the Company has sufficient liquidity to meet its near-term obligations, the Department has indicated a regulatory action, whereby the Department assumes control of PHL, would not be precluded at any time during the next twelve months. Based on the deteriorating financial condition of PHL combined with the potential regulatory action, management has concluded that there is substantial doubt about the Company’s ability to continue as a going concern.

Management is evaluating plans to mitigate the current financial condition of PHL. In March 2023, PHL consented to the administrative supervision of the Connecticut Insurance Commissioner pursuant to Connecticut law, whereby the Commissioner will provide increased supervision and regulatory oversight of PHL, Concord, and certain of the Company’s other affiliates. In general, for so long as PHL remains subject to such supervision and regulatory oversight, the Company will need approval from the Commissioner for business and governance activities other than those performed in the ordinary course of PHL’s business. In addition, management is actively pursuing strategic transactions that could positively impact the capital and liquidity of the Company. No assurance can be given that management will be successful in executing the evolving strategies.

9

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Risks and uncertainties

The Company is exposed to various risks and may face difficult economic conditions that could impact the Company’s results of operations, financial condition and liquidity.

PHL’s most significant risk is the ability of Concord to meet policyholder obligations when they come due (see Note 4 for more information on PHL’s direct reserves ceded to Concord). It is uncertain whether Concord will have sufficient invested and other assets that will be considered acceptable forms of collateral to support the Concord Treaty with PHL. PHL may need to further impair the reserve credit if Concord does not hold assets at least equal to the reserves that PHL is ceding. Included in the risk transferred to Concord are PHL’s older age universal life policies, which have a number of large face amount policies that are not reinsured to third parties and have generated significant losses in recent years, as a result of adverse mortality. Large claims create liquidity challenges for the Company, which are expected to continue over the next several years. These losses are partially offset by profits on fixed index annuity and variable annuity products and other life insurance policies that are also part of the risk transferred to Concord. To help mitigate these risks, as of year-end 2019, PHL ceased underwriting activities and determined that it was in the best interests of its policyholders and creditors to run off its existing operations in such a manner that would maximize the availability of funds to satisfy the interests of its policyholders, creditors and others.

In addition, Concord is a party to the XOL Agreement with Palisado which provides coverage in the event assets are not sufficient to pay claims (see Note 1). However, for the year ended December 31, 2023, Palisado’s surplus was negative and, as such, the full $450 million of the XOL was no longer available to Concord to support reserve credit to PHL. The Company expects the available asset amount under the XOL to continue this declining trend. While PHL and Concord currently are projecting sufficient liquidity and assets to meet policyholder and other obligations through 2038, the present value of expected policyholder and other obligations in excess of assets supporting those obligations beyond 2038 is projected to be less than 10% of the total PHL and Concord liabilities as of December 31, 2023. These projections reflect estimates and actuarial assumptions with regard to our future experience which involve the exercise of significant judgment (See Note 2, Basis of Presentation for further information).

Concord’s capital and surplus was negative at December 31, 2023 and that, coupled with a continuation of negative universal life trends, could continue to adversely impact operating results and statutory surplus levels. A continued decline in the financial condition of Concord may result in additional impairments of the reserve credit recognized at PHL beyond the $176 million already recognized as of December 31, 2023. Any additional impairment of reserve credit at PHL may continue to negatively impact capital and surplus. The Company is uncertain if the Department will initiate a regulatory action and assume control of the Company at any time within the next twelve months.

Market factors, including interest rates, credit spreads, equity prices, derivative prices and availability, volatility, disruptions and strength of the capital markets, deflation and inflation, and government actions in response thereto could adversely impact results. Management takes measures to mitigate these risks, including the risks associated with investing in a changing interest rate environment. While rising interest rates are generally positive to our economics, a sharp rise in interest rates, in the absence of other countervailing changes, would result in deterioration in the net unrealized position of the Company’s investment portfolio and, if long-term interest rates rise dramatically within a six to twelve-month time period, certain products may be exposed to disintermediation risk. Disintermediation risk refers to the risk that policyholders may surrender their contracts in a rising interest rate environment, requiring the liquidation of assets in an unrealized loss position. Management believes this risk is mitigated to some extent by surrender charge and market value adjustment protection provided by certain products, in particular the Company’s fixed indexed annuity and fixed annuity business.

Investments

Investments are recognized in accordance with methods prescribed by the NAIC.

10

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Investments in bonds include public and private placement bonds and mortgage-backed securities. Bonds with an NAIC designation of 1-5 are carried at amortized cost using the interest method while those with an NAIC designation of 6 are carried at the lower of amortized cost or fair value. Mortgage-backed and structured securities are assigned an NAIC designation in accordance with SSAP No. 43R, Loan-Backed and Structured Securities. Amortized cost for mortgage-backed and structured securities is determined using the interest method, utilizing anticipated cash flows based upon prepayment assumptions. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. Amortization is adjusted for significant changes in estimated cash flows from the original purchase assumptions.

Redeemable preferred stock that has a NAIC designation of 1-3 is stated at amortized cost and those with a designation of 4-6 are carried at the lower of amortized cost or fair value. Mandatory convertible preferred, redeemable or perpetual, and perpetual preferred stocks are carried at the lower of fair value or the current effective call price.

With the exception of the Company’s investment in Federal Home Loan Bank (“FHLB”) common stock, unaffiliated common stock is carried at fair value. The Company’s investment in FHLB common stock is carried at cost, which represents the price at which the FHLB will repurchase the stock.

The Company’s only investments in subsidiary relate to a captive reinsurer formed in 2019 and a captive reinsurer formed in 2021. No value is admitted for these investments and both companies were fully impaired to zero.

Short-term investments and cash equivalents are carried at amortized cost. PHL considers highly liquid investments purchased between ninety days and one year of maturity to be short-term investments and highly liquid investments purchased ninety days or less of maturity to be cash equivalents.

Mortgage loans on real estate are carried at the outstanding principal balance, less any allowances for credit losses.

Contract loans are generally reported at their unpaid balances and are collateralized by the cash values of the related policies.

Other invested assets primarily include limited partnerships, limited liability companies and residual tranches of securitizations. Interests in limited partnerships and limited liability companies are carried at cost adjusted for PHL’s equity in undistributed earnings or losses since acquisition, less allowances for other-than-temporary declines in value, based upon audited financial statements in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies. Residual tranches of securitizations are reported at the lower of cost or market. Recognition of net investment income occurs when cash distributions of income are received.

Realized capital gains and losses on investments are determined using the first-in, first-out (“FIFO”) method. Those realized capital gains and losses resulting from interest rate changes are deferred and amortized to income over the stated maturity of the disposed investment utilizing the Interest Maintenance Reserve (“IMR”) Grouped Method. Unrealized capital gains and losses, resulting from changes in the difference between cost and the carrying value of investments, are reflected in the Statements of Income and Changes in Capital and Surplus.

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an other-than-temporary impairment (“OTTI”) charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP No. 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments.

11

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
For securities that are not subject to SSAP No. 43R, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. Impairment losses are recorded through the IMR.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP No. 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP No. 43R until the recovery of value, the security is written down to fair value.

Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans.

Derivatives

Interest Rate Swaps

An interest rate swap is an agreement between two parties to exchange cash flows in the future. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a floating rate indexed to a reference rate that resets periodically. At the outset of the contract, generally, there is neither an exchange of cash nor a payment of principal by the parties; hence the term “notional principal.” At each settlement date, the fixed and floating interest rates times the notional principal determine the cash flows to be exchanged, and the resulting net payment amount between these interest cash flows is made from one party to the other.

The Company uses interest rate swaps to hedge against market risks in assets or liabilities from substantial changes in interest rates. In an interest rate swap, the Company agrees with another party (referred to as the counterparty) to exchange cash flows at specified intervals for a set length of time, based on the specified notional principal amount.

The Company uses interest rate swaps to hedge exposure to changes in interest rates. The Company uses interest rate swaps to manage interest rate exposure to certain floating rate available-for-sale debt securities where the terms or expected cash flows of the hedged item closely match the terms or expected cash flows of the swap.

The Company values qualified hedges at cost and changes in the value of these hedges are reflected directly through net investment income. For interest rate swaps used to hedge the cash flow variability or reinvestment risks associated with asset purchases, the impact is reflected through net investment income as the difference between income between bond coupons and swap payments.

12

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The Company had no unrealized gain/(loss) for non-qualified hedges representing interest rate swaps as of December 31, 2023, 2022 and 2021.

The Company had no net gain or loss recognized in unrealized gains (losses) during the reporting period resulting from derivatives that no longer qualify for hedge accounting.

The Company had derivatives accounted for as cash flow hedges of forecasted transactions and no derivative contracts with financing premiums.

Equity Index Options

An equity index option gives the option holder the right to buy or sell the equity index at a predetermined price (strike price) at a specified time (maturity) agreed upon at the inception of the contract. An equity index put option affords the holder the right to sell the equity index at a strike price at the maturity date while an equity index call option affords the holder the right to buy the equity index at the strike price.

The Company uses equity index put and call options. The Company is exposed to credit-related losses in the event of nonperformance by a counterparty’s failure to meet its obligations. Given the Company enters into derivative contracts with highly rated counterparties and diversifies this exposure across a number of counterparties, the Company is exposed to minimum credit risk.

The Company uses equity index put options primarily to hedge against market risks or the so-called “vega” Greek risk exposure (referring to the sensitivity of the fair value of assets and liabilities to changes in equity volatility) associated with certain annuity products. The Company uses equity index options in two instances: 1) To hedge against market risks from changes in equity index price associated with certain annuity products; or 2) To replicate the option payoff profile associated with certain equity-linked life and annuity products. The statutory accounting treatment for these options is that they are valued at fair or market value, and changes in the value of these options are reflected directly through surplus.

The unrealized gain/(loss) representing equity index options was $(1.7) million, $2.4 million and $3.2 million as of December 31, 2023, 2022 and 2021, respectively.

The Company had no net gain or loss recognized in unrealized gains (losses) during the reporting period resulting from derivatives that no longer qualify for hedge accounting.

The Company had no derivatives accounted for as cash flow hedges of forecasted transactions and no derivative contracts with financing premiums.

Net investment income

Net investment income primarily represents interest and dividends received or accrued on bonds, preferred stock, mortgage loans, cash equivalents and short-term investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively for any change in estimated yield-to-maturity. For partnership investments, income is earned when cash distributions of income are received. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. There was $7.2 million and $8.0 million gross due and accrued investment income at December 31, 2023 and 2022, respectively. There was $3.9 million and $3.8 million due and accrued investment income non-admitted at December 31, 2023 and 2022, respectively. There was $3.2 million and $4.2 million net due and accrued investment income at December 31, 2023 and 2022, respectively.

13

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Non-admitted assets

In accordance with regulatory requirements, certain assets, including certain receivables, certain deferred tax assets and prepaid expenses, are not allowable and must be charged against surplus and are reported in the Statements of Income and Changes in Capital and Surplus. Total non-admitted assets at December 31, 2023 and 2022 were $11.7 million and $35.2 million, respectively. Non-admitted deferred tax assets account for $0 and $22.9 million of the total non-admitted asset balance for December 31, 2023 and 2022, respectively. Changes for the years ended December 31, 2023, 2022 and 2021 increased (decreased) surplus by $23.5 million, $(21.5) million and $3.6 million, respectively.

Separate accounts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who can either choose to bear the full investment risk or can choose guaranteed investment earnings subject to certain conditions.

For contractholders who bear the investment risk, investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of PHL. The assets and liabilities are carried at fair value in accordance with SSAP No. 56, Separate Accounts, except for fixed index annuity contracts. Fixed index annuity contracts are accounted for at book value in accordance with Commissioner approval under Connecticut General Statute §38a-433. Net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Appreciation or depreciation of PHL’s interest in the separate accounts, including undistributed net investment income, is reflected in net investment income. Contractholders’ interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in net income.

PHL’s separate account products include variable annuities, indexed annuities and variable life insurance contracts. Many of PHL’s annuity contracts include various guaranteed minimum death, accumulation, withdrawal and income benefits. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Reserves for the guaranteed minimum death, accumulation, withdrawal and income benefits are determined in accordance with Actuarial Guideline (“AG”) 43 for indexed annuities and Valuation Manual Section 21 (“VM-21”) for variable annuities.

For market value adjusted separate accounts, contractholders are credited interest at a guaranteed rate if the account is held until the end of the guarantee period. If funds are withdrawn from the account prior to the end of the guarantee period, a market value adjustment is applied, which means that the funds received may be higher or lower than the account value, depending on whether current interest rates are higher, lower or equal to the guaranteed interest rate. In these separate accounts, appreciation or depreciation of assets, undistributed net investment income and investment or other sundry expenses are reflected as net income or loss in PHL’s interest in the separate accounts and transferred to the general account.

Insurance liabilities

Benefit and loss reserves, included in reserves for future policy benefits, are established in amounts adequate to meet estimated future obligations on policies in force. Benefits to policyholders are charged to operations as incurred.

14

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Reserves for future policy benefits are determined using assumed rates of interest, mortality and morbidity consistent with statutory requirements. Most life insurance reserves for which the 1980 CSO mortality table is used as the mortality basis are determined using a modified preliminary term reserve method. For certain products issued on or after January 1, 2000, PHL adopted the 20 year select factors in the NAIC Valuation of Life Insurance Policies Model Regulation for both the basic and deficiency reserve, and PHL’s X factors for the deficiency reserve. Annuity reserves principally use AG33 and AG35 to calculate reserve balances without guarantees, AG43 to calculate fixed indexed annuity reserve balances with guarantees and VM-21 to calculate variable annuity reserves. AG33 and AG35 use prescribed methods and assumptions to determine the minimum statutory reserves. AG43 requires that reserves for contracts are based on the greater of the Standard Scenario Amount (“SSA”) and the Conditional Tail Expectation Amount (“CTE”). VM-21 requires stochastic projections to calculate CTE amounts under company and prescribed assumptions to determine the final reserve. The Company holds reserves greater than those developed under the minimum statutory reserving rules when it is determined that the minimum statutory reserves are inadequate. Actual results could differ from these estimates and may result in the establishment of additional reserves. The Company monitors actual experience and, where circumstances warrant, revises assumptions and the related estimates for policy reserves.

As of December 31, 2023 and 2022, the Company calculated its reserves for variable annuity products with guaranteed minimum death, accumulation and withdrawal benefits under VM-21. The Company calculates fixed indexed annuity reserves under the SSA of AG43, which exceeded the CTE scenario.

Claim and loss liabilities, included in reserves for future policy benefits, are established in amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Fees associated with separate accounts and other miscellaneous income

Fees consist of contract charges assessed against the fund values and are recognized when earned.

Premium income and related expenses

Generally, premium income and annuity considerations for fixed payment policies are recognized when due and premium income and annuity considerations for variable payment policies or contracts is recognized as income when paid. Related underwriting expenses, commissions and other costs of acquiring the policies and contracts are charged to operations as incurred.

For deposit-type variable annuity contracts in the accumulation stage, PHL reports deposits as revenues and withdrawals as benefits. This method of reporting applies to deposits and withdrawals for both general account activity and transfers to/from separate accounts.

Stockholder dividends

In Connecticut, without prior approval by the insurance commissioner, the aggregate amount of dividends during any twelve month period shall not exceed the greater of (i) 10% of surplus to policyholders for the preceding calendar year or (ii) net gain from operations for such year. Connecticut law states that no dividend or other distribution exceeding an amount equal to an insurance company’s earned surplus may be paid without prior approval of the insurance commissioner. Based on this calculation, the Company has no dividend capacity for 2024.

Reinsurance

PHL utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance arrangements do not relieve the Company as primary obligor for policyholder liabilities.

15

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Assets and liabilities related to reinsurance ceded contracts are reported on a net basis.

Other amounts ceded on the statements of income and changes in capital and surplus reflect certain adjustments related to the reinsurance arrangement with Concord including interest on funds withheld, separate account income and other initial coinsurance reserve adjustments for contract claims.

Income taxes

The Company files a consolidated tax return with its subsidiaries, Concord and Palisado. In accordance with the intercompany tax sharing agreement, each subsidiary computes their taxable income on a separate company basis and pays its respective tax liability to PHL. PHL will utilize the losses of its subsidiaries to offset consolidated taxable income and recognize the tax savings relating to the utilized net operating losses as a benefit in the effective rate reconciliation. Under the tax sharing agreement, a subsidiary’s tax losses are maintained on a separate company basis and carryforward to reduce such subsidiary’s taxable income in future periods.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Deferred tax assets are admitted in accordance with the admissibility test prescribed by SSAP No. 101. The change in deferred tax is recorded as a component of surplus. The Company’s deferred tax assets were subject to a full valuation allowance as of December 31, 2023.

Surplus notes

On December 28, 2018, the Company issued 9.75% surplus notes that are due December 28, 2048 with a face value of $25.0 million. Interest and principal payments require the prior approval of the Department and may be made only out of surplus funds that the Department determines to be available for such payments under Connecticut insurance law. The interest on the notes is scheduled to be paid on December 28 of each year, commencing December 28, 2019. The Company did not request approval and made no interest payments for these notes in 2023. The 9.75% surplus notes may be redeemed at the option of PHL at any time at the “make-whole” redemption price set forth in the Note Purchase Agreement. Connecticut insurance law provides that the notes are not part of the legal liabilities of PHL. PHL Holdings LLC (“PHL Holdings”), the parent company of PHL Delaware, holds the full balance of the notes.

On December 30, 2013, the Company issued 10.5% surplus notes that are due December 30, 2043 with a face value of $30.0 million. Interest and principal payments require the prior approval of the Department and may be made only out of surplus funds that the Department determines to be available for such payments under Connecticut insurance law. The interest on the notes is scheduled to be paid on December 30 of each year, commencing December 30, 2014. The Company did not request approval and made no interest payments for these notes in 2023, 2022 or 2021. The 10.5% surplus notes may be redeemed at the option of PHL at any time at the “make-whole” redemption price set forth in the Note Purchase Agreement. Connecticut insurance law provides that the notes are not part of the legal liabilities of PHL. PHL Holdings holds the full balance of the notes.

Below are the details on the outstanding surplus notes (amounts in millions):

Item #	Date Issued	Interest Rate	Original Issue Amount of Note	Note Holder a Related Party (Y/N)	Carrying Value of Notes Prior Year	Carrying Value of Notes Current Year	Unapproved Interest and/or Principal

1000	12/30/2013	10.50%	$30.0	Y	$30.0	$30.0	$15.8
1001	12/28/2018	9.75%	25.0	Y	25.0	25.0	12.2
Total			$55.0		$55.0	$55.0	$27.9

16

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Item #	Current Year Interest Expense Recognized	Life-to-Date Interest Expense Recognized	Current Year Interest Offset Percentage	Current Year Principal Paid	Life-to-Date Principal Paid	Date of Maturity

1000	$—	$15,750.0	N/A	$—	$—	12/30/2043
1001	—	—	N/A	—	—	12/28/2048
Total	$—	$15,750.0		$—	$—

Item #	Are Surplus Note payments contractually linked (Y/N)	Surplus Note payments subject to administrative offsetting provisions (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus (Y/N)	Is Asset Issuer a Related Party (Y/N)	Types of Assets	Principal Amount of Assets Received Upon Issuance	Book/Adjusted Carrying Value of Assets	Is Liquidity Source a Related Party to the Issuer (Y/N)

1000	N	N	N	N	Cash	$30.0	$30.0	N
1001	N	N	N	N	Cash	25.0	25.0	N
Total						$55.0	$55.0

The impact of any restatement due to prior quasi-reorganizations is a follows:

	Change in Surplus	Change in Gross Paid-in and Contributed Surplus

2016	$—	$(806.3)

Surplus

The portion of unassigned surplus increased/(reduced) by cumulative unrealized gains/(losses) was $(10.4) million and $(9.1) million as of December 31, 2023 and 2022, respectively.

Pursuant to SSAP No. 72, Surplus and Quasi-Reorganizations, the Company reclassified its negative unassigned surplus balance of $806.3 million to gross paid-in and contributed surplus as of December 31, 2016, which had the effect of setting the Company’s statutory unassigned surplus to zero as of this date. This change in accounting was approved by the Department.

17

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Non-cash items

The Statements of Cash Flows exclude non-cash items, such as the following:

•Non-cash investment transactions, such as tax-free exchanges;
•Non-cash capital contribution of subsidiaries;
•Accretion of amortization or accrual of discount for investments;
•Depreciation expense;
•Modified coinsurance (“MODCO”) reinsurance adjustments, including ceded/assumed premium amounts; and
•Accruals of capital contributions approved by the domiciliary commissioner.

The Statements of Cash Flows exclude the following significant non-cash items for the years ended December 31, 2023, 2022 and 2021, respectively as shown below, ceded under the Concord Treaty:

•$273.4 million, $256.2 million and $233.2 million of premium and annuity considerations for the years ended December 31, 2023, 2022 and 2021, respectively;
•$803.5 million, $728.8 million and $736.7 million of policyholder benefits for the years ended December 31, 2023, 2022 and 2021, respectively; and
•$242.4 million, ($148.5) million and ($246.9) million change in funds withheld account December 31, 2023, 2022 and 2021, respectively.

The Statements of Cash Flows also excluded the following significant non-cash items for the years ended December 31, 2023, 2022 and 2021:

•$1.6 million, $6.8 million and $7.8 million of non-cash investment exchanges for the years ended December 31, 2023, 2022 and 2021, respectively.

18

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
3.    Investments

Information pertaining to PHL’s investments, net investment income and capital gains and losses on investments follows.

Bonds, common stock and preferred stock

The carrying value and fair value of investments in bonds, common stock and preferred stock as of December 31, 2023 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$24,983	$3	$(2,089)	$22,897
All other governments	238	—	(42)	196
Political subdivisions	7,210	13	(1,159)	6,064
Special revenue	15,372	21	(1,565)	13,828
Industrial and miscellaneous (unaffiliated)	422,442	4,578	(47,203)	379,817
Hybrid securities	2,603	—	(61)	2,542
Mortgage-backed and asset-backed securities	210,792	87	(33,012)	177,867
Total bonds	$683,640	$4,702	$(85,131)	$603,211

Preferred Stock	$3,490	$—	$(36)	$3,454
Common Stock	$2,363	$—	$—	$2,363

The carrying value and fair value of investments in bonds, common stock and preferred stock as of December 31, 2022 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$24,933	$1	$(2,665)	$22,269
All other governments	1,177	—	(192)	985
Political subdivisions	16,040	19	(1,346)	14,713
Special revenue	17,832	9	(1,993)	15,848
Industrial and miscellaneous (unaffiliated)	526,958	1,111	(67,717)	460,352
Hybrid securities	4,108	—	(302)	3,806
Mortgage-backed and asset-backed securities	307,490	425	(45,389)	262,526
Total bonds	$898,538	$1,565	$(119,604)	$780,499

Preferred Stock	$5,559	$—	$(207)	$5,352
Common Stock	$2,963	$—	$—	$2,963

The gross unrealized capital gains (losses) on bonds, common stock and preferred stock were not reflected in surplus for the years ended December 31, 2023 and 2022.

19

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The aging of temporarily impaired general account debt securities as of December 31, 2023 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$92	$—	$22,741	$(2,089)	$22,833	$(2,089)
All other governments	—	—	195	(42)	195	(42)
Political subdivisions	—	—	5,469	(1,159)	5,469	(1,159)
Special revenue	—	—	13,224	(1,565)	13,224	(1,565)
Industrial and miscellaneous	10,996	(996)	318,095	(46,207)	329,091	(47,203)
Hybrid securities	—	—	2,542	(61)	2,542	(61)
Mortgage-backed and asset-backed securities	11,635	(306)	165,533	(32,706)	177,168	(33,012)
Total bonds	$22,723	$(1,302)	$527,799	$(83,829)	$550,522	$(85,131)
Number of positions at unrealized loss		18		436		454

There are 18 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $4.3 million.

As of December 31, 2023, securities in an unrealized loss position for greater than 12 months consisted of 436 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

The aging of temporarily impaired general account debt securities as of December 31, 2022 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$8,171	$(1,031)	$13,988	$(1,634)	$22,159	$(2,665)
All other governments	194	(43)	791	(149)	985	(192)
Political subdivisions	6,150	(1,333)	1,000	(13)	7,150	(1,346)
Special revenue	13,325	(1,457)	1,057	(536)	14,382	(1,993)
Industrial and miscellaneous	396,884	(51,245)	36,013	(16,472)	432,897	(67,717)
Hybrid securities	3,806	(302)	—	—	3,806	(302)
Mortgage-backed and asset-backed securities	169,402	(18,326)	86,961	(27,063)	256,363	(45,389)
Total bonds	$597,932	$(73,737)	$139,810	$(45,867)	$737,742	$(119,604)
Number of positions at unrealized loss		460		133		593

There are 12 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $3.3 million.

20

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
As of December 31, 2022, securities in an unrealized loss position for greater than 12 months consisted of 133 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

The carrying value and fair value of bonds as of December 31, 2023 by maturity are shown below.

	Carrying Value	Fair Value

Due in one year or less	$9,402	$8,910
Due after one year through five years	204,399	189,860
Due after five years through ten years	101,363	92,348
Due after ten years	368,476	312,093
Total	$683,640	$603,211

Corporate bonds are shown based on contractual maturity or contractual sinking fund payments. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties, or PHL may have the right to put or sell the obligations back to the issuers. Mortgage-backed and asset-backed securities (“ABS”) are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

The carrying values of PHL’s OTTI securities were $1.3 million and $13.7 million as of December 31, 2023 and 2022, respectively. The realized losses on OTTIs for impaired securities were $0.8 million, $3.0 million and $2.5 million in 2023, 2022 and 2021, respectively.

Internal and external prepayment models, which are widely accepted by the industry, are used in calculating the effective yield used in determining the carrying value of mortgage-backed and asset-backed securities. The retrospective method is applied in determining the prepayment adjustment.

Loan-backed securities

The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date, where historical cash flows are not readily available.

Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry prepayment models or internal estimates. These assumptions are consistent with current interest rates and the economic environment. The retrospective adjustment method is used to value these securities.

As of December 31, 2023, the Company had no OTTI recognized because the present value of cash flows expected to be collected is greater than the amortized cost basis of the securities.

21

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Mortgage loans

The Company invests in mortgage loans that are collateralized by commercial properties, including multi-family residential buildings, which are managed as a single class of commercial mortgage loans. Mortgage loans are stated at original cost, net of principal payments and amortization. The Company segregates its portfolio by property type and geographic location. As of December 31, 2023 and 2022, the market values of mortgage loans were $42.9 million and $43.0 million, respectively. The allowance for loan losses at December 31, 2023 and 2022 were $0.2 million and $$0.1 million, respectively.

The following tables reflect the distribution of mortgage loans by property type as of December 31:

	2023	2022

Industrial	$4,070	$4,589
Multifamily	16,929	17,252
Office	9,667	9,954
Retail	12,326	12,583
Self-storage	3,573	3,698
Total mortgage loans	46,565	48,076
Less: Allowance for loan losses	233	96
Net mortgage loans	$46,332	$47,980

The following tables reflect the distribution of mortgage loans by geographic region as of December 31:

	2023	2022

East North Central	$14,018	$14,331
Mountain	5,227	5,337
Pacific	9,834	10,197
South Atlantic	13,046	13,594
West South Central	4,440	4,617
Total mortgage loans	46,565	48,076
Less: Allowance for loan losses	233	96
Net mortgage loans	$46,332	$47,980

22

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The following tables summarize the Company’s commercial mortgage loan portfolio, net of allowance, loan-to-value (“LTV”) ratios and debt-service coverage (“DSC”) ratios using available data as of December 31. The ratios are updated as information becomes available.

	December 31, 2023
	DSC Ratios
	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$7,115	$4,930	$—	$—	$—	$—	$12,045
50% - 60%	9,317	—	3,555	—	—	—	12,872
60% - 70%	10,261	5,953	5,201	—	—	—	21,415
70% - 80%	—	—	—	—	—	—	—
80% and greater	—	—	—	—	—	—	—
Total	$26,693	$10,883	$8,756	$—	$—	$—	$46,332

	December 31, 2022
	DSC Ratios
	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$10,252	$5,061	$3,691	$2,464	$—	$—	$21,468
50% - 60%	16,030	—	—	—	—	—	16,030
60% - 70%	6,461	4,022	—	—	—	—	10,483
70% - 80%	—	—	—	—	—	—	—
80% and greater	—	—	—	—	—	—	—
Total	$32,743	$9,083	$3,691	$2,464	$—	$—	$47,981

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the DSC ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher DSC ratio could indicate a better quality loan.

To monitor credit quality, the Company primarily uses RBC code, which is the risk category used in the RBC calculation that is based on debt service coverage ratio and loan-to-value. The codes range from CM1 to CM7, with CM1 being the most stable. The Company holds $46.6 million CM1 loans as of December 31, 2023 and $48.1 million CM1 loans as of December 31, 2022. The maximum percentage of any one loan to the value of the collateral security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, acquired during 2023 and 2022 was 70% and 65%, respectively. All loans are current as of December 31, 2023 and 2022.

During 2023, the minimum and maximum lending rates for mortgage loans were 3.5% and 4.7%, respectively. There were no taxes, assessments, or amounts advanced not included in the mortgage loan total. There were no impairments on mortgage loans or any loans derecognized as a result of foreclosure for the years ended December 31, 2023, 2022 and 2021.

23

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Other invested assets

Other invested assets as of December 31 are summarized below:

	2023	2022

Private equity	$9,352	$2,056
Direct equity	1,126	1,172
Credit funds	9,264	8,641
Collateralized fund obligation	4,198	5,415
Mezzanine partnerships	1,166	1,137
Mortgage and real estate	41,990	22,386
Surplus debentures	748	748
Residual tranches	52,614	77,542
Total other invested assets	$120,458	$119,097

The Company has unfunded commitments related to its investments in limited partnerships in the amount of $53.5 million and $95.7 million as of December 31, 2023 and 2022, respectively. These unfunded commitments include separate account amounts of $30.6 million and $46.0 million as of December 31, 2023 and 2022, respectively. The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

Derivative instruments

Derivative instruments as of December 31 are summarized below:

	2023	2022
Put options:
Notional amount	$41,049	$44,194
Fair value	$4,730	$7,825
Carrying value	$4,730	$7,825

Call options:
Notional amount	$23,968	$23,449
Fair value	$1,603	$635
Carrying value	$1,603	$635

Interest rate swaps:
Notional amount	$100,000	$100,000
Fair value	$(15,478)	$(17,886)
Carrying value	$—	$—

Foreign currency forwards:
Notional amount	$47,937	$20,129
Fair value	$(481)	$(146)
Carrying value	$(481)	$(146)

24

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Offsetting and netting of assets and liabilities

For the year ended December 31, 2023, the Company had net derivative assets of $5.9 million, which represented $11.3 million of gross derivative assets offset by $5.4 million in derivative liabilities. For the year ended December 31, 2022, the Company had net derivative assets of $8.3 million, which represented $13.1 million of gross derivative assets offset by $4.8 million in derivative liabilities.

Restricted assets

Restricted assets (including pledged) relate mainly to statutory requirements of various jurisdictions, FHLB capital stock and derivative collateral pledged to counterparties. Restricted assets were $3.4 million and $3.2 million as of December 31, 2023 and 2022, respectively. These are included as assets on the Statements of Admitted Assets, Liabilities, Capital and Surplus. Restricted assets also included $0 and $0 of derivative collateral pledged to counterparties for the years ended December 31, 2023 and 2022, respectively.

The Company is a member of the FHLB of Boston. The Company requested withdrawal from the FHLB which was approved on June 16, 2022 and will be effective on June 16, 2027. The Company has determined the estimated maximum borrowing capacity as $0. The Company calculated this amount in accordance with Connecticut General Statute §38a-55, Hypothecation of Assets, whereby a domestic insurer may not pledge, hypothecate or otherwise encumber its assets to secure its debt in excess of the lesser of 5% of admitted assets or 25% of surplus as reported in its last financial statement filed with the commissioner. The Company owned $0.8 million and $0.8 million of FHLB capital stock as of December 31, 2023 and 2022, respectively, which was not eligible for redemption.

5GI Securities

NAIC 5GI is assigned by an insurance company to certain obligations that meet all of the following criteria: (1) documentation necessary to permit a full credit analysis of a security by the NAIC Securities Valuation Office (“SVO”) does not exist or an NAIC Credit Rating Provider (“CRP”) credit rating for a Filing Exemption (“FE”) or Private Letter (“PL”) security is not available; and (2) the issuer or obligor is current on all contracted interest and principal payments; and (3) the insurer has an actual expectation of ultimate payment of all contracted interest and principal.

5GI securities as of December 31 are summarized below:

	Number of 5GI Securities		Aggregate BACV*		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Investment
(1) Bonds - Amortized Cost	—	1	$—	$1,825	$—	$1,825
(2) Loan-backed and structured securities - Amortized Cost	—	—	—	—	—	—
(3) Preferred Stock - Amortized Cost	—	—	—	—	—	—
(4) Preferred Stock - Fair Value	1	1	658	658	658	658
(5) Total (1+2+3+4)	1	2	$658	$2,483	$658	$2,483
———————
*Book Adjusted Carrying Value

25

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Investments in subsidiaries

The table below provides the Company’s loss tracking for subsidiary, controlled and affiliated (“SCA”) entities:

	Reporting Entity’s Share of SCA’s Net Income (Losses)	Accumulated Share of SCA’s Net Income (Losses)	Reporting Entity’s Share of SCA’s Equity including Negative Equity	Guaranteed Obligation/Commitment for Financial Support (Yes/No)	Amount of the Recognized Guarantee under SSAP No. 5R

Concord	$(216,985)	$(655,878)	$(608,139)	No	$—
Palisado	$(23,424)	$(68,455)	$(38,205)	No	$—

Concord, with appropriate Department approval, was authorized in conjunction with the XOL Agreement to admit a receivable (the “XOL Asset”) and to not record a deferred tax liability on the XOL Asset. In 2021, the Department approved a request from Concord to admit a $150.0 million prepaid expense asset (the “Prepaid Asset”) as an aggregate write-in for other than invested assets. As of December 31, 2023 and 2022, the balance of the Prepaid Asset was $125.0 million and $138.3 million, respectively. The Company had no guaranteed obligation or commitment for financial support to Concord and admitted no value in this subsidiary for the years ended December 31, 2023 and 2022.

Concentration of credit risk of financial instruments

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivative contracts with positive fair value or asset balances. The Company manages credit risk through the analysis of the underlying obligors, issuers and transaction structures. The Company reviews its debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. The Company also manages credit risk through industry and issuer diversification and asset allocation. The Company classifies debt securities into investment grade and below-investment-grade securities based on ratings prescribed by the NAIC. In a majority of cases, these classifications will coincide with ratings assigned by one or more Nationally Recognized Statistical Rating Organizations (“NRSRO”); however, for certain structured securities, the NAIC designations may differ from NRSRO designations based on the amortized cost of the securities in its portfolio. Maximum exposure to an issuer or derivative counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. As of December 31, 2023, the Company was not exposed to the credit concentration risk of any issuer other than U.S. government and government agencies backed by the faith and credit of the U.S. government, defined as exposure greater than 10% of total admitted assets. The top five largest exposures were the University of California, American Electric Power Company, Inc., Iberdrola, SA, CRIC Capital, LLC, Inc. and New Jersey Control Pass-Through Trust. The Company monitors credit exposures by actively monitoring dollar limits on transactions with specific counterparties. The Company has an overall limit on below-investment-grade rated issuer exposure. Additionally, the creditworthiness of counterparties is reviewed periodically. The Company uses ISDA Master Agreements with derivative counterparties which may include Credit Support Annexes with collateral provisions to reduce counterparty credit exposures. To further mitigate the risk of loss on derivatives, the Company only enters into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one NRSRO.

26

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Net investment income

The principal components of net investment income for the years ended December 31 were as follows:

	2023	2022	2021

Bonds	$35,392	$44,969	$52,649
Preferred stock	151	300	4,449
Common stock	—	—	6
Mortgage loans	1,939	1,983	2,255
Contract loans	3,355	2,967	3,156
Cash and short-term investments	2,969	970	147
Other invested assets	10,151	8,348	14,976
Derivative instruments	(2,667)	(317)	978
Amortization of IMR	2,605	4,224	4,044
Less:
Other investment expenses	8,720	10,939	13,173
Net investment income	$45,175	$52,505	$69,487

For the year ended December 31, 2023, the Company had 0 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0. For the year ended December 31, 2022, the Company had 2 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0. For the year ended December 31, 2021, the Company had 9 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0.5 million.

Capital gains and losses

The principal components of realized gains (losses) and changes in unrealized capital gains (losses) on investments for the years ended December 31 were as follows:

	Realized			Change in Unrealized
	2023	2022	2021	2023	2022	2021

Bonds	$(4,231)	$(2,323)	$(789)	$(250)	$611	$(656)
Investments in affiliates	—	—	(30,250)	—	—	—
Preferred stock	(70)	(654)	186	431	(964)	365
Common stock	—	(383)	—	(600)	751	(50)
Short-term investments	(255)	4	—	—	—	—
Other invested assets	303	6,822	(1,250)	227	(15,639)	3,846
Derivative instruments	(446)	(2,044)	(7,329)	(1,732)	2,263	3,238
Mortgage loans	337	24	(19)	—	—	—
Income tax benefit (expense)	(6,435)	533	1,155	—	2,725	(1,416)
Net capital gains (losses)	$(10,797)	$1,979	$(38,296)	$(1,924)	$(10,253)	$5,327

27

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Realized losses include other-than-temporary impairments of $0.8 million, $3.0 million and $32.7 million for the years ended December 31, 2023, 2022 and 2021, respectively. In 2021, PHL recorded an other-than-temporary impairment of $30.3 million for its investment in Palisado.

The proceeds and related gross realized gains and losses from sales of stocks and bonds for the years ended December 31 were as follows:

	2023	2022	2021

Proceeds from sales	$202,512	$297,927	$381,880
Gross gains on sales	1,360	8,038	14,661
Gross losses on sales	(30,173)	(16,820)	7,754

4.    Reserves for Future Policy Benefits and Reinsurance

The balances for PHL’s major categories of reserves for future policy benefits as of December 31 are summarized below:

	2023	2022

Life insurance reserves	$1,700,052	$1,772,068
Annuity reserves	268,184	316,863
Deficiency reserves	18,571	20,432
Various	284,688	247,917
Total before reinsurance ceded	2,271,495	2,357,280
Less: Reinsurance ceded	1,881,247	2,160,169
Reserves for future policy benefits	$390,248	$197,111

Ceded reserves for 2023 and 2022 include the reserves ceded to Concord as further discussed in the reinsurance section of this footnote.

The Company waives deduction of deferred fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

For a policy on which the substandard extra premiums are based upon a multiple of standard mortality, the substandard extra reserve is based upon the excess of such multiple over standard mortality. For a policy carrying a flat extra premium, the extra reserve is one half of the flat extra premium.

As of December 31, 2023 and 2022, the Company had $1.2 billion and $1.2 billion, respectively, of life insurance in force for which the gross premiums are less than net premiums according to the standard of valuation set by the Department. Reserves to cover the above insurance totaled $18.6 million and $20.4 million as of December 31, 2023 and 2022, respectively.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Given all actuarial risks are transferred to third-party and affiliate reinsurers, no cash flow testing analysis was performed as of December 31, 2023.

28

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
In 2021, PHL updated its mortality method for a small subset of payout annuities with a guaranteed payout annuity floor rider. This was recorded as a change in reserve basis and resulted in a beginning reserve reduction of $0.2 million for the year ending December 31, 2021.

In 2022, PHL updated its valuation rates for a small subset of payout annuities, increasing valuation rates from below statutory maximums to the lesser of statutory maximums or previously established strengthened valuation rates. This was recorded as a change in reserve basis and resulted in a beginning reserve reduction of $0.4 million for the year ended December 31, 2022.

Withdrawal characteristics

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31 were as follows:

	2023
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$50,905	$1,350,730	$—	$1,401,635	45%
- at book value less surrender charge of 5% or more	334	—	—	334	—%
- at market value	—	—	700,284	700,284	22%
Subtotal	51,239	1,350,730	700,284	2,102,253	67%

Subject to discretionary withdrawal - without adjustment:
- at book value (minimal or no charge or adjustment)	152,940	507,271	—	660,211	21%
- not subject to discretionary withdrawal	348,694	—	13,065	361,759	12%
Total individual annuity actuarial reserves	552,873	1,858,001	713,349	3,124,223	100%
Less: Reinsurance ceded	417,229	—	—	417,229
Total individual annuity actuarial reserves, net of reinsurance	$135,644	$1,858,001	$713,349	$2,706,994

	2022
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$78,800	$1,694,214	$—	$1,773,014	53%
- at book value less surrender charge of 5% or more	17	—	—	17	—%
- at market value	—	—	683,654	683,654	20%
Subtotal	78,817	1,694,214	683,654	2,456,685	73%

Subject to discretionary withdrawal - without adjustment:
- at book value (minimal or no charge or adjustment)	171,772	406,887	—	578,659	17%
- not subject to discretionary withdrawal	314,236	—	7,393	321,629	10%
Total individual annuity actuarial reserves	564,825	2,101,101	691,047	3,356,973	100%
Less: Reinsurance ceded	443,459	—	—	443,459
Total individual annuity actuarial reserves, net of reinsurance	$121,366	$2,101,101	$691,047	$2,913,514
29

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	2023
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	736	736	2%
Subtotal	—	—	736	736	2%

Subject to discretionary withdrawal - without adjustment:
- at book value (minimal or no charge or adjustment)	24,121	—	—	24,121	79%
Not subject to discretionary withdrawal	5,861	—	—	5,861	19%
Total deposit fund liabilities	29,982	—	736	30,718	100%
Less: Reinsurance ceded	29,982	—	—	29,982
Total deposit fund liabilities, net of reinsurance	$—	$—	$736	$736

	2022
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	661	661	2%
Subtotal	—	—	661	661	2%

Subject to discretionary withdrawal - without adjustment:
- at book value (minimal or no charge or adjustment)	24,000	—	—	24,000	73%
Not subject to discretionary withdrawal	8,248	—	—	8,248	25%
Total deposit fund liabilities	32,248	—	661	32,909	100%
Less: Reinsurance ceded	32,248	—	—	32,248
Total deposit fund liabilities, net of reinsurance	$—	$—	$661	$661

30

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Reconciliation of total annuity actuarial reserves and deposit fund liabilities for the year ended December 31, 2023:

Amount
Life and Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$135,644
Exhibit 5, Supplementary contracts with life contingencies section, total (net)	—
Exhibit 7, Deposit-type contracts, line 14, column 1	—
Subtotal	135,644

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	2,561,009
Exhibit 3, Line 0399999, column 2	10,342
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other deposit funds	736
Subtotal	2,572,087
Combined total	$2,707,731

31

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Withdrawal characteristics of life actuarial reserves as of December 31, 2023 were as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$43,981	$43,981	$136,366	$—	$—	$—
- Universal life	474,505	460,499	520,530	—	—	—
- Universal life with secondary guarantees	99,268	95,520	490,703	—	—	—
- Indexed universal life	21,321	20,800	20,920	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	10,867	10,867	15,234	—	—	—
- Variable life	—	—	—	—	—	—
- Variable universal life	22,409	22,413	22,738	141,579	141,587	141,710
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	486,581	XXX	XXX	—
- Accidental death benefits	XXX	XXX	277	XXX	XXX	—
- Disability-active lives	XXX	XXX	3,172	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	3,455	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	18,647	XXX	XXX	—

Total (gross: direct + assumed)	672,351	654,080	1,718,622	141,579	141,587	141,710
Less: Reinsurance ceded	599,936	581,665	1,464,018	—	—	—
Total, net	$72,415	$72,415	$254,603	$141,579	$141,587	$141,710

32

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Withdrawal characteristics of life actuarial reserves as of December 31, 2022 were as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$35,148	$35,148	$131,185	$—	$—	$—
- Universal life	513,279	494,216	551,777	—	—	—
- Universal life with secondary guarantees	113,901	107,387	493,071	—	—	—
- Indexed universal life	21,180	20,405	21,152	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	9,286	9,286	13,579	—	—	—
- Variable life	—	—	—	—	—	—
- Variable universal life	22,074	22,074	22,129	125,332	125,315	125,498
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	530,638	XXX	XXX	—
- Accidental death benefits	XXX	XXX	270	XXX	XXX	—
- Disability-active lives	XXX	XXX	3,616	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	4,493	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	20,545	XXX	XXX	—

Total (gross: direct + assumed)	714,868	688,516	1,792,455	125,332	125,315	125,498
Less: Reinsurance ceded	644,534	618,183	1,716,710	—	—	—
Total, net	$70,334	$70,333	$75,745	$125,332	$125,315	$125,498

Reconciliation of total life insurance for the year ended December 31, 2023:

Amount

Exhibit 5, Life insurance section, total (net)	$254,603
Exhibit 5, Accidental death benefits section, total (net)	—
Exhibit 5, Disability active lives section, total (net)	—
Exhibit 5, Disability disabled lives section, total (net)	—
Exhibit 5, Miscellaneous reserves section, total (net)	—
Subtotal	254,603

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	141,710
Exhibit 3, Line 0399999, column 2	—
Exhibit 3, Line 0599999, column 2	—
Subtotal	141,710
Combined total	$396,313
33

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Reinsurance

The Company’s reinsurance program varies based on the type of risk, for example:

•On July 18, 2023, Scottish Re (US), Inc. (“SRUS”) was ordered into liquidation by the State of Delaware. As a result of the Liquidation Order, all reinsurance agreements in which SRUS was the reinsurer were terminated on September 30, 2023. As a result, management recorded an impairment of $7.7 million on net claims recoverable from SRUS. As a result of the SRUS termination, the Company recaptured the associated SRUS treaties. The related reserve credit in the amount of $54.7 million was reduced to $0, as of the termination date.
•Effective October 1, 2019, the Company entered into a reinsurance agreement with Concord to reinsure all of the Company’s net retained business on a coinsurance funds withheld and modified coinsurance basis. The Company entered into the agreement to manage its long-term risk exposure and liquidity. The reserves ceded to Concord for these policies were $1.3 billion and $1.5 billion for the years ended December 31, 2023 and 2022, respectively. As of December 31, 2023, these ceded reserves were collateralized by funds withheld of $828.6 million, and Concord’s XOL receivable and the Prepaid Asset of $434.1 million and $125.0 million, respectively. As of December 31, 2022, these ceded reserves were collateralized by funds withheld of $1.1 billion, and Concord’s XOL receivable and the Prepaid Asset of $450.0 million and $138.3 million, respectively. The XOL receivable and Prepaid Asset are considered forms of security acceptable to the Commissioner under Connecticut General Statutes Section 38a-86(a)(4).
•Effective October 1, 2017, the Company entered into an aggregate excess of loss reinsurance agreement with an affiliate reinsurer to reinsure aggregate losses on certain universal life contracts in excess of the annual attachment points specified in the treaty. The Company entered into the reinsurance treaty to manage surplus volatility associated with the Company's mortality risk.
•Effective April 1, 2016, the Company entered into a MODCO treaty with affiliate Nassau Re (Cayman) Ltd., to reinsure 50% of the existing inforce business and future sales of the Company's fixed indexed annuity contracts. Under MODCO reinsurance, the assets held for the reinsured policies, and the liabilities associated with the business are retained by the Company, and the economic risks and rewards related to the business will be ceded to Nassau Re (Cayman) Ltd. through MODCO adjustments. Effective July 1, 2017 (“Amendment Date”), the treaty was amended to include reinsurance coverage on new Term business issued on or after the Amendment Date. Effective October 1, 2018, new issues of fixed indexed annuity were no longer reinsured under the treaty.
•Effective June 30, 2015, the Company entered into a MODCO reinsurance agreement with affiliate Nassau Life Insurance Company (“NNY”). This agreement provides that NNY will retrocede, and the Company will reinsure, 80% of the inforce group executive ordinary (“GEO”) corporate-owned whole life insurance policies assumed by NNY from a third-party. Under MODCO, the assets, which are equal to the statutory reserves held for the reinsured policies, and liabilities associated with the assumed business are retained by NNY and the Company will receive the economic risks and rewards related to the assumed business through MODCO adjustments. Effective March 31, 2021, PHL entered into a MODCO reinsurance agreement, whereby PHL retroceded and NLA reinsures 100% of these policies assumed by PHL from NNY. As of the effective date, NLA receives the economic risks and rewards related to the assumed business through MODCO adjustments. The Company received a ceding commission of $150 million for this reinsurance transaction, which was paid to Concord who reinsures that business under the existing Coinsurance Funds Withheld arrangement. In addition, Concord prepaid a portion of its future operating expenses. With the explicit permission of the Department, Concord was authorized to admit the prepaid expenses as an asset and as security supporting the reinsurance arrangement. As of December 31, 2023, the remaining balance of the Prepaid Asset was $125.0 million.
•For business sold prior to December 31, 2010, the Company’s retention limit on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies. Beginning January 1, 2011, the Company’s retention limit on new business is $5 million for single life and joint first-to-die policies and $6 million for second-to-die policies.
•Effective October 1, 2009, the Company ceded all benefit risks, net of existing reinsurance, on all the remaining term insurance that was not part of the November 30, 2008 transaction.
34

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
•Effective November 30, 2008, the Company ceded all the benefit risks, net of existing reinsurance, on all the term life business inforce as of December 31, 2008, excluding the term plans introduced in 2008.
•Effective September 30, 2008, the Company entered into an agreement with affiliate NNY, to cede 90% of all the benefit risks on Phoenix Accumulator Universal Life III and IV policies sold by PHL from January 1 to December 31, 2008. The reserves ceded to NNY for these policies were $56.4 million and $58.9 million at December 31, 2023 and 2022, respectively.
•On October 8, 2007, the Company entered into a reinsurance agreement, which covers 60% of the base contract for the Phoenix Portfolio Advisors deferred variable annuity. Any riders are not covered.

Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31 is set forth below:

	2023	2022	2021

Direct premiums and annuity considerations	$420,413	$403,853	$377,147
Reinsurance assumed - non-affiliate	280	336	531
Reinsurance assumed - affiliate	3,864	4,872	5,771
Reinsurance ceded - non-affiliate	(95,484)	(106,229)	(119,121)
Reinsurance ceded - affiliate	(329,073)	(302,832)	(264,328)
Net premiums and annuity considerations	$—	$—	$—

Direct commissions and expense allowance	$4,581	$5,159	$6,738
Reinsurance assumed - non-affiliate	290	101	125
Reinsurance assumed - affiliate	244	286	269
Reinsurance ceded - non-affiliate	(200)	(1,281)	(1,529)
Reinsurance ceded - affiliate	(31,674)	(28,501)	(24,440)
Net commissions and expense allowance	$(26,759)	$(24,236)	$(18,837)

Direct policy and contract claims incurred	$755,469	746,974	755,040
Reinsurance assumed - non-affiliate	2,314	2,155	2,852
Reinsurance assumed - affiliate	82,756	81,636	23,340
Reinsurance ceded - non-affiliate	(200,194)	(174,515)	(207,092)
Reinsurance ceded - affiliate	(640,345)	(656,250)	(574,140)
Net policy and contract claims incurred	$—	$—	$—

Direct policy and contract claims payable	$164,799	$188,572
Reinsurance assumed - non-affiliate	566	569
Reinsurance ceded - non-affiliate	(55,827)	(34,607)
Reinsurance ceded - affiliate	(100,676)	(144,196)
Net policy and contract claims payable	$8,862	$10,338

Direct life insurance in force	$31,553,595	$35,052,179
Reinsurance assumed	1,701,733	1,683,582
Reinsurance ceded	(33,255,328)	(36,735,761)
Net insurance in force	$—	$—

35

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
In the event all, including affiliated, reinsurance agreements were to be terminated, the Company estimates the aggregate reduction in surplus would be $622.7 million, $410.5 million and $224.3 million for the years ended December 31, 2023, 2022 and 2021, respectively.

The Company entered into a multi-product reinsurance agreement with Concord in 2019 to manage the Company’s long-term risk exposure. Included in the multi-product reinsurance agreement are variable annuity contracts containing guaranteed minimum death benefits and guaranteed living benefits. Reserves for variable annuity products ceded by the Company and assumed by the affiliate captive reinsurer follow the same reserve methodology under VM-21 and total $148.8 million, of which $15.4 million is held in respect of the guarantees.

The reserve credit taken by the Company for variable annuities ceded to Concord is $148.8 million, which is supported by $148.8 million of funds withheld collateral consisting of cash and bonds held at statutory carrying value.

The Company has a treaty with Concord, a captive reinsurer in which a RBC capital shortfall exists per the RBC XXX/AXXX captive reinsurance consolidated exhibit in the amount of $13.7 million. Below is the impact of the RBC shortfall on the TAC:

TAC	RBC Shortfall	TAC before RBC Shortfall
(in millions)

$(136.0)	$13.7	$(122.2)

The Company had no cessions to captive reinsurers in which a non-zero primary security shortfall exists.

5.     Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2023 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$28	$13
Ordinary renewal	7,803	6,026
Total	$7,831	$6,039

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2022 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$29	$13
Ordinary renewal	5,158	3,173
Total	$5,187	$3,186

36

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
6.    Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from the following product lines/transactions into a separate account: Variable annuity, fixed indexed annuity and variable universal life. Separate account products are authorized by Connecticut General Statute §38a-433 as discussed in Footnote 2.

Effective July 2018, the Company started accounting for fixed indexed annuity contracts at book value in accordance with Commissioner approval under Connecticut General Statute §38a-433. All remaining separate accounts are accounted for at fair value in accordance with SSAP No. 56.

In accordance with the products/transactions recorded within the separate account, all assets are considered legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. As of December 31, 2023 and 2022, the Company’s separate account statement included legally insulated assets of $2,814.2 million and $3,056.8 million, respectively.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

To compensate the general account for the risk taken, the separate account paid risk charges of $43.4 million, $46.1 million, $49.1 million, $51.2 million and $49.9 million for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively. The general account paid $8.4 million, $7.9 million, $8.4 million, $7.2 million and $6.3 million relating to separate account guarantees for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

Surrenders and withdrawals were $285.9 million, $278.6 million and $364.5 million for the years ended December 31, 2023, 2022, and 2021, respectively, and were reported as benefits in the Statements of Income and Changes in Capital and Surplus.

The analysis of PHL’s separate accounts as of December 31, 2023 was as follows:

	Guaranteed	Non- guaranteed	Total

Premium considerations or deposits for the year ended December 31, 2023	$128	$52,381	$52,509
Reserves for account with assets at fair value as of December 31, 2023	$3,631	$855,795	$859,426
Reserves for account with assets at amortized cost as of December 31, 2023	1,854,371	—	1,854,371
Total reserves	$1,858,002	$855,795	$2,713,797
By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—
Without market value adjustment and with current surrender charge of 5% or more	1,849,673	—	1,849,673
At fair value	—	842,730	842,730
At market value without fair value adjustment and with current surrender charge less than 5%	8,329	—	8,329
Not subject to discretionary withdrawal	—	13,065	13,065
Total	$1,858,002	$855,795	$2,713,797

37

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The analysis of PHL’s separate accounts as of December 31, 2022 was as follows:

	Guaranteed	Non- guaranteed	Total

Premium considerations or deposits for the year ended December 31, 2022	$—	$8,342	$8,342
Reserves for account with assets at fair value as of December 31, 2022	$3,907	$817,207	$821,114
Reserves for account with assets at amortized cost as of December 31, 2022	2,097,194	—	2,097,194
Total reserves	$2,101,101	$817,207	$2,918,308
By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$2,090,764	$—	$2,090,764
At fair value	—	809,814	809,814
At market value without fair value adjustment and with current surrender charge less than 5%	10,337	—	10,337
Not subject to discretionary withdrawal	—	7,393	7,393
Total	$2,101,101	$817,207	$2,918,308

The net transfers to and from the separate accounts, included in annuity deposit funds and net transfers to separate accounts in the Statements of Income and Changes in Capital and Surplus at December 31, 2023 and 2022 were as follows:

	2023	2022	2021

Transfers to separate accounts	$3,701	$2,134	$9,501
Transfers from separate accounts	(356,091)	(365,276)	(462,744)
Net transfers from (to) separate account	(352,390)	(363,142)	(453,243)
Reconciling adjustments:
MODCO allowance	—	—	(349)
Total adjustments	—	—	(349)
Adjusted transfers from (to) separate accounts	(352,390)	(363,142)	(453,592)
Transfers as reported in the Statements of Income and Changes in Capital and Surplus	$(352,390)	$(363,142)	$(453,592)

38

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
7.     Federal Income Taxes

The components of the net deferred tax asset/(liability) at period end and the change in those components are as follows:

	December 31, 2023			December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$77,894	$7,209	$85,103	$42,501	$5,589	$48,090	$35,393	$1,620	$37,013
Statutory valuation allowance	68,938	1,067	70,005	—	—	—	68,938	1,067	70,005
Adjusted gross deferred tax assets	8,956	6,142	15,098	42,501	5,589	48,090	(33,545)	553	(32,992)
Less: Deferred tax assets non-admitted	—	—	—	22,922	—	22,922	(22,922)	—	(22,922)
Subtotal net admitted deferred tax assets	8,956	6,142	15,098	19,579	5,589	25,168	(10,623)	553	(10,070)
Less: Deferred tax liabilities	8,956	6,142	15,098	13,099	5,841	18,940	(4,143)	301	(3,842)
Net deferred tax assets	$—	$—	$—	$6,480	$(252)	$6,228	$(6,480)	$252	$(6,228)

	December 31, 2023			December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross deferred tax assets expected to be be realized after application of the threshold limitation	—	—	—	6,480	(252)	6,228	(6,480)	252	(6,228)
1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	—	—	—	6,480	(252)	6,228	(6,480)	252	(6,228)
2) Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	(20,218)	XXX	XXX	5,842	XXX	XXX	(26,060)
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	8,956	6,142	15,098	13,099	5,841	18,940	(4,143)	301	(3,842)
Deferred tax assets admitted as the result of application of SSAP No. 101	$8,956	$6,142	$15,098	$19,579	$5,589	$25,168	$(10,623)	$553	$(10,070)

	2023	2022

Ratio percentage used to determine recovery period and threshold limitation amount	—%	459%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$(134,787)	$38,949

	December 31, 2023		December 31, 2022		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of tax planning strategies
Adjusted gross DTAs	$8,956	$6,142	$42,501	$5,589	$(33,545)	$553
% of total adjusted gross DTAs	—%	—%	100%	100%	(100)%	(100)%
Net admitted adjusted DTAs	$8,956	$6,142	$19,579	$5,589	$(10,623)	$553
% of total net admitted adjusted gross DTAs	—%	—%	33%	100%	(33)%	(100)%

Management believes that there is insufficient positive evidence to support that it is more likely than not that the Company will realize the full tax benefits associated with its deferred tax assets and, consequently, it has recorded a full valuation allowance for statutory accounting purposes.

39

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Regarding deferred tax liabilities that are not recognized, the Company has no temporary differences for which deferred tax liabilities have not been established.

The components of current income taxes incurred in the Statements of Income and Changes in Capital and Surplus and the net deferred tax asset/(liability) recognized in the Company’s Statutory Statements of Admitted Assets and Statutory Statements of Liabilities, Capital and Surplus at December 31, 2023 and 2022 were as follows:

	2023	2022	Change
Current income tax:
Federal	$(6,435)	$765	$(7,200)
Subtotal	(6,435)	765	(7,200)
Federal income tax on net capital gains (losses)	6,435	(533)	6,968
Federal and foreign income tax expense (benefit) incurred	$—	$232	$(232)

Deferred tax assets:
Ordinary:
Future policyholder benefits	$7,505	$5,302	$2,203
Investments	5,678	2,430	3,248
Deferred acquisition costs	35,193	28,116	7,077
Net operating loss carryforward	25,608	2,114	23,494
Non-admitted assets	2,478	3,026	(548)
Other (including items <5% of total ordinary tax assets)	1,432	1,513	(81)
Subtotal	77,894	42,501	35,393
Statutory valuation allowance adjustment	68,938	—	68,938
Non-admitted	—	22,922	(22,922)
Admitted ordinary deferred tax assets	$8,956	$19,579	$(10,623)

Capital:
Investments	$7,209	$5,589	$1,620
Subtotal	7,209	5,589	1,620
Non-admitted	—	—	—
Statutory valuation allowance	1,067	—	1,067
Admitted capital deferred tax assets	6,142	5,589	553
Admitted deferred tax assets	$15,098	$25,168	$(10,070)

Deferred tax liabilities:
Ordinary:
Investments	$3,742	$3,162	$580
Policyholder reserves	5,214	9,937	(4,723)
Subtotal	8,956	13,099	(4,143)

Capital:
Investments	6,142	5,841	301
Deferred tax liabilities	15,098	18,940	(3,842)
Net admitted deferred tax assets/liabilities	$—	$6,228	$(6,228)

40

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Reconciliation of federal income tax rate to actual effective rate:

	December 31, 2023
	Amount	Tax Effect	Effective Tax Rate
	(in thousands)

Income (loss) before taxes	$(173,068)	$(36,344)	21.0%
Interest maintenance reserve	(13,574)	(2,851)	1.6%
Dividends received deduction	(1,629)	(342)	0.2%
TSA relief	(7,320)	(1,537)	0.9%
Return to provision	293	62	—%
Change in non-admitted assets	2,623	551	(0.3%)
Change in valuation allowance	331,431	69,601	(40.2%)
Other	51	9	—%
Total statutory income tax	$138,807	$29,149	(16.8%)

Federal income taxes incurred		$(7,943)	4.6%
Tax on capital gains/(losses)		6,435	(3.7%)
Prior year overaccrual/(underaccrual)		1,507	(0.9%)
Change in net deferred income tax expense/(benefit)		29,150	(16.8%)
Total statutory income tax		$29,149	(16.8%)

	December 31, 2022
	Amount	Tax Effect	Effective Tax Rate
	(in thousands)

Income (loss) before taxes	$7,770	$1,632	21.0%
Interest maintenance reserve	(6,247)	(1,312)	(16.9%)
Dividends received deduction	(1,922)	(404)	(5.2%)
TSA relief	(42,606)	(8,947)	(115.1%)
Return to provision	(233)	(49)	(0.6%)
Change in non-admitted assets	(7,715)	(1,620)	(20.8%)
Prior period adjustment	(124)	(26)	(0.3%)
Other	113	24	0.3%
Total statutory income tax	$(50,964)	$(10,702)	(137.7%)

Federal income taxes incurred		$745	9.6%
Tax on capital gains/(losses)		(533)	(6.9%)
Prior year overaccrual/(underaccrual)		20	0.3%
Change in net deferred income tax expense/(benefit)		(10,934)	(140.7%)
Total statutory income tax		$(10,702)	(137.7%)

41

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	December 31, 2021
	Amount	Tax Effect	Effective Tax Rate

Income (loss) before taxes	$(37,494)	$(7,874)	21.0%
Interest maintenance reserve	(602)	(126)	0.3%
Dividends received deduction	(1,692)	(356)	0.9%
TSA relief	(33,198)	(6,972)	18.6%
Return to provision	(111)	(23)	0.1%
Change in non-admitted assets	14,694	3,086	(8.2%)
Prior period adjustment	179	38	(0.1%)
Other	30,319	6,367	(17.0%)
Total statutory income tax	$(27,905)	$(5,860)	15.6%

Federal income taxes incurred		$(4,774)	12.7%
Tax on capital gains/(losses)		(1,155)	3.1%
Prior year overaccrual/(underaccrual)		13	—%
Change in net deferred income tax expense/(benefit)		56	(0.1%)
Total statutory income tax		$(5,860)	15.6%

Carryforwards, recoverable taxes and IRC 6603 deposits:

	2023	2022

The Company had net operating loss carryforwards of	$121,941	$10,068

As of December 31, 2023, the Company has a net operating loss carryforward of $121.9 million. The balance of the Company’s net operating losses is not subject to expiration.

There is no income tax expense for 2023, 2022 and 2021 that is available for recoupment in the event of future net capital losses.

There was no aggregate amount of deposits reported as admitted assets under Section 6603 of the Internal Revenue Code as of December 31, 2023 or 2022.

The Company’s U.S. federal income tax return for years 2020 and after may be selected for review by tax authorities. The Company does not anticipate any material assessments or adjustments to the Company’s liability resulting from the tax examinations of prior open year periods.

Uncertain tax positions are assessed under the applicable statutory accounting guidance. There were no unrecognized tax benefits relating to uncertain tax positions for the years ended December 31, 2023 and 2022. As of December 31, 2023, the Company has recognized no amount for interest or penalties related to uncertain tax positions. Based upon existing information, the Company does not expect a material change in the recognized liability in the next 12 months. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

42

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The Company files a consolidated tax return with its subsidiaries, Concord and Palisado. In accordance with the intercompany tax sharing agreement, each subsidiary computes their taxable income on a separate company basis and pays its respective tax liability to PHL. PHL will utilize the losses of its subsidiaries to offset consolidated taxable income and recognize the tax savings relating to the utilized net operating losses as a benefit in the effective rate reconciliation. Under the tax sharing agreement, a subsidiary’s tax losses are maintained on a separate company basis and carryforward to reduce such subsidiary’s taxable income in future periods.

The Tax Cuts and Jobs Act provides a base erosion and anti-abuse tax (“BEAT”) which represents minimum tax calculated on a base equal to the taxpayer’s taxable income determined without regard to: (1) the tax benefits arising from base erosion payments, and (2) the applicable base erosion percentage of any NOL allowed for the tax year. The BEAT rate is 10% for tax years beginning in 2019 through 2025 and 12.5% for tax years beginning after December 31, 2025. The Company is a member of an “Aggregate Group” within the meaning of the IRC and the Aggregate Group’s base erosion payments are less than 3% of the Aggregate Group’s total deductions for the years ended December 31, 2023 and 2022. Accordingly, the BEAT liability was $0 for the years ended December 31, 2023 and 2022.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act (the “Act”). Effective for tax years beginning after December 31, 2022, the Act includes a new corporate alternative minimum tax (“CAMT”) on certain corporations. The Company has determined, as of the reporting date, that they are not subject to the CAMT in 2023.

8.    Related Party Transactions

NCNY, an affiliate, provides services and facilities to the Company that are reimbursed through an administrative services agreement. Expenses determined under the agreement were $13.7 million, $11.4 million and $7.1 million for the years ended December 31, 2023, 2022 and 2021, respectively. The amounts payable to NCNY were $0.8 million and $0.4 million as of December 31, 2023 and December 31, 2022, respectively.

1851 Securities Inc., a wholly owned subsidiary of NSRE BD Holdco LLC, an affiliate, is the principal underwriter of the Company’s variable universal life insurance policies and variable annuity contracts. Commissions paid by NNY on the Company’s behalf were $2.3 million, $2.7 million and $3.2 million for the years ended December 31, 2023, 2022 and 2021, respectively. There were no amounts payable as of December 31, 2023 and 2022.

NNY pays commissions to producers who sold the Company’s non-registered life and annuity products. The Company reimbursed NNY for commissions paid on the Company’s behalf of $4.4 million, $4.7 million and $3.6 million for the years ended December 31, 2023, 2022 and 2021, respectively. Commission amounts payable to NNY were $0.2 million and $0.2 million as of December 31, 2023 and 2022, respectively.

Saybrus Partners, LLC (“Saybrus Partners”), a former affiliate of PHL, provided wholesaling services to various third party distributors and affiliates of variable life insurance and variable annuities. The Company reimbursed Saybrus Partners for commissions paid of $0, $0 and $0.3 million as of December 31, 2023, 2022 and 2021, respectively.

The Company’s affiliate, Nassau Asset Management LLC (“NAMCO”) provides investment and related advisory services through an Investment Management Agreement. Expenses incurred under this agreement were $8.6 million, $10.6 million and $12.8 million for the years ended December 31, 2023, 2022 and 2021, respectively. There were no amounts due to NAMCO as of December 31, 2023 and 2022, respectively.

43

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The general accounts of the Company has investments in various classes of notes of Nassau 2017-I Ltd., Nassau 2018-I Ltd., Nassau 2018-II Ltd., Nassau 2019-II Ltd., Nassau 2020-I Ltd., Nassau 2022-I Ltd., Nassau Euro CLO II DAC and NCC US 2023-1 WH (the “Nassau CLOs”) totaling $75.6 million par with a fair value of $53.6 million and $27.2 million par with a fair value of $13.4 million at December 31, 2023 and 2022, respectively. The separate accounts of the Company has investments in various classes of notes of Nassau 2017-I Ltd., Nassau 2017-II LTD., Nassau 2018-I Ltd., Nassau 2018-II Ltd., Nassau 2019-I Ltd., Nassau 2020-I Ltd., Nassau 2020-II Ltd., Nassau 2021-I Ltd., Nassau Euro CLO I DAC and Nassau Euro CLO III DAC (the “Nassau CLOs”) totaling $146.7 million par with a fair value of $70.0 million and $143.8 million par with a fair value of $66.4 million at December 31, 2023 and 2022, respectively. The Nassau CLOs are managed by NGC CLO Manager, LLC and NGC UK LLP, affiliates of PHL.

In September 2019, the Company invested cash and available-for-sale debt securities in Nassau 2019 CFO, LLC (“Nassau CFO”), a collateralized fund obligation managed by an affiliate. The Company’s equity investment in Nassau CFO was $10.8 million and $13.9 million at December 31, 2023 and 2022, respectively. The Company recorded net investment income from equity investments in Nassau CFO of $0 and $6.8 million for the years ended December 31, 2023 and 2022, respectively. The Company also invested in Class B Notes issued by Nassau CFO, which have a par value of $10.3 million and $10.6 million, and a fair value of $9.4 million and $9.5 million, at December 31, 2023 and 2022, respectively, and the Company recognized $0.8 million and $0.9 million of net investment income for the years ended December 31, 2023 and 2022, respectively.

In July 2019, the Company committed $10 million to Nassau Private Credit Onshore Fund LP. In April 2021, the Company made an additional commitment of $10 million. In June 2022, the Company made an additional commitment of $6.0 million. The Company's investment in Nassau Private Credit Onshore Fund LP has a fair value of $14.9 million and a remaining commitment of $13.7 million as of December 31, 2023.

In September 2022, the Company sold certain of its limited partnership and other invested assets to Nassau CFO 2022, a collateralized fund obligation managed by an affiliate. The Company received cash, Class C Notes, and Subordinated Notes issued by Nassau CFO 2022 as consideration with no gain or loss recognized on the sale. The Company's investment in Class C Notes issued by Nassau CFO 2022 have a par of $10.3 million and fair value of $10.3 million. The Company’s investment in Subordinated Notes issued by Nassau CFO 2022 have a par of $52.8 million and fair value of $52.8 million.

See Note 4 for additional information on reinsurance agreements with affiliates.

Loans receivable from related parties at December 31, 2023 and 2022 included a $34.9 million and $36.8 million, respectively, secured loan to a related party, DSM Sands. The loans have semi-annual principal payments that began in 2022 with the final principal payment due in 2037 and charge interest at 8.5%. Interest income included in fees associated with separate account and miscellaneous income for the general account for these loans was $3.1 million, $3.2 million and $3.2 million for the years ended December 31, 2023, 2022 and 2021, respectively. The loans are carried at amortized cost in the general account and presented as other assets on the balance sheet. The Company also received a loan from its separate account to the same related party. This loan is carried at amortized cost in the separate account and had a balance of $118.0 million and $124.2 million as of December 31, 2023 and 2022, respectively. Interest income included in the separate account for this loan was $10.4 million, $10.8 million and $10.9 million for the years ended December 31, 2023, 2022 and 2021, respectively.

9.    Fair Value Disclosures of Financial Instruments

The fair value of an asset is the amount at which that asset could be bought or sold in a current arms-length transaction. Included in several investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

44

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Bonds and preferred stock

The Company uses pricing vendors to estimate fair value for the majority of its public bonds and preferred stocks. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. When pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote or by using an internal model. For the majority of private bonds and preferred stock, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spreads derived from public bond indices summed with a liquidity premium and takes into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. When the discounted cash flow model is not appropriate, the Company uses third party broker quotes or other internally developed values. Short-term investments include securities with a maturity of one year or less but greater than three months at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Common stock

Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Cash, cash equivalents, and short-term investments

The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Derivatives

Fair values for over-the-counter (“OTC”), centrally cleared and exchange-traded derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount the Company would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). When pricing is not directly from counterparty’s valuation, then derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty’s credit ratings, or the Company’s own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables the Company to mark-to-market all positions consistently when only a subset of prices are directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, the Company will continually refine its pricing models to correlate more closely to the market risk of these instruments.

Residual tranches, surplus debentures and certified capital companies (“capcos”)

Fair values for residual tranches, surplus debentures and capcos are based on quoted market prices, where available, or quoted market prices of comparable instruments. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

45

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Mortgage loans

The Company’s mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, less impairment write-downs and allowance for loan losses. Loans are considered impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value.

Investment contracts

PHL determines the fair value of deferred annuities with an interest guarantee of one year or less at the amount of the policy reserve. In determining the fair value of deferred annuities with interest guarantees greater than one year, the Company uses a discount rate equal to the appropriate U.S. Treasury rate plus 100 basis points to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Financial assets and liabilities measured at fair value

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by ASC 820, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.
•Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.
•Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

46

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The following table provides information as of December 31, 2023 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2023
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$—	$15,493	$15,493
Preferred stock	—	832	658	1,490
Common stock [1]	—	—	2,363	2,363
Subtotal	—	832	18,514	19,346

Derivative assets	—	11,320	—	11,320
Other invested assets	—	28,726	2,878	31,604
Separate account assets	898,135	100,365	62,121	1,060,621
Total assets at fair value	$898,135	$141,243	$83,513	$1,122,891

Liabilities at fair value:
Derivative liabilities	$—	$20,945	$—	$20,945
Total liabilities at fair value	$—	$20,945	$—	$20,945
———————
[1]Includes $767 Membership FHLB common stock.

The following table provides information as of December 31, 2022 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2022
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$48	$874	$922
Preferred stock	—	2,151	658	2,809
Common stock [1]	—	—	2,963	2,963
Subtotal	—	2,199	4,495	6,694

Derivative assets	—	13,110	—	13,110
Other invested assets	—	13,146	64,396	77,542
Separate account assets	850,000	83,812	58,277	992,089
Total assets at fair value	$850,000	$112,267	$127,168	$1,089,435

Liabilities at fair value:
Derivative liabilities	$—	$22,682	$—	$22,682
Total liabilities at fair value	$—	$22,682	$—	$22,682
———————
[1]Includes $767 Membership FHLB common stock.

47

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

Changes in Level 3 Assets and Liabilities Measured at Fair Value

The following table summarizes the changes in assets and liabilities classified in Level 3. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	2023	2022	2021
Level 3 Assets:
Balance, beginning of period	$127,168	$70,830	$29,571
Purchases	15,448	118,114.648	118,118
Sales	(6,852)	(1,217.567)	(78,210)
Transfers into level 3	19,283	5,533.743	56,286
Transfers out of level 3	(74,111)	(62,610.79)	(46,976)
Realized losses	2,241	874.941	(10,384)
Unrealized gains (losses)	336	(4,356.996)	2,425
Balance, end of period	$83,513	$127,168	$70,830

Transfers into Level 3 primarily represent private securities for which Level 2 input assumptions for valuation pricing were no longer available. Transfers out of Level 3 for the year ended December 31, 2023 were due to the increased market observability of similar assets and/or securities previously being held at fair value now being carried at amortized cost.

Transfers out of Level 3 for the years ended December 31, 2022 and 2021 primarily represented separate account assets backing fixed indexed annuity contracts being accounted for at book value as discussed in Footnote 2.

For Level 3, inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s best estimate of what hypothetical market participants would use to determine fair value. Examples of valuation techniques used based on unobservable inputs include, but are not limited to, internal models, direct broker quotes and professional judgment.

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2023 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$603,211	$683,640	$—	$275,593	$327,618	$—
Preferred stock	3,454	3,490	—	832	2,622	—
Common stock	2,363	2,363	—	—	2,363	—
Residual tranches & surplus debentures	53,731	53,362	—	50,853	2,878	—
Cash, cash equivalents & short-term investments	38,639	38,639	38,639	—	—	—
Derivatives	(9,625)	5,852	—	(9,625)	—	—
Mortgage loans	42,945	46,332	—	—	42,945	—
Separate account assets	2,555,532	2,814,232	898,135	743,349	914,048	—
Total financial instruments	$3,290,250	$3,647,910	$936,774	$1,061,002	$1,292,474	$—

48

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
As of December 31, 2023, the Company had no investments where it is not practicable to estimate fair value.

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2022 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$780,499	$898,538	$—	$385,623	$394,876	$—
Preferred stock	5,352	5,559	—	2,766	2,586	—
Common stock	2,963	2,963	—	—	2,963	—
Residual tranches & surplus debentures	78,106	78,291	—	13,711	64,395	—
Cash, cash equivalents & short-term investments	76,249	76,652	76,249	—	—	—
Derivatives	(9,572)	8,314	—	(9,572)	—	—
Mortgage loans	43,388	47,980	—	—	43,388	—
Separate account assets	2,769,414	3,056,813	850,000	902,052	1,017,362	—
Total financial instruments	$3,746,399	$4,175,110	$926,249	$1,294,580	$1,525,570	$—

As of December 31, 2022, the Company had no investments where it is not practicable to estimate fair value.

For the years ended December 31, 2023 and 2022, Level 3 bonds and separate account assets were primarily private placement debt securities priced using the Company’s internal discounted cash flow model. Market spreads used in the model were unobservable. Nearly all of these securities were in the Industrial and Miscellaneous category.

10.    Commitments and Contingencies

Litigation and regulatory matters

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

In addition, as reported in Note 2, management has evaluated that there is substantial doubt about the Company’s ability to continue as a going concern. As described in Note 2, the Department has indicated the possibility of regulatory action whereby the Department assumes control of PHL at any time in the next twelve months.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. Given the Company’s current financial condition as more fully described in Note 2, and the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.

49

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Cost of insurance litigation related to the 2017 adjustment

Two putative class actions have been filed in the Southern District of New York challenging certain increases to cost of insurance charges implemented in 2017. Fan et. al. v. PHL Variable Life Insurance Company, 1:18-cv- 01288, was filed on February 13, 2018 and Advance Trust & Life Escrow Services, LTA as Nominee of Life Partners Position Holder Trust v. PHL Variable Life Insurance Company, 1:18-cv-3444, was filed on April 19, 2018. On May 29, 2019, the Court entered an order appointing lead class counsel and consolidating the Fan and Advance Trust cases. Discovery has closed. The Company continues to dispute the allegations. Given the inherent uncertainties in litigation, the Company has reached a settlement to resolve the litigation on a class-wide basis with no admission of liability with an effective date of February 17, 2023. On March 7, 2023, Plaintiffs filed a motion for preliminary approval of the class settlement. On August 9, 2023, the Court granted Plaintiffs’ motion for preliminary approval, finding that it will likely be able to approve the class settlement as fair, reasonable, and adequate under Rule 23(e)(2). On November 11, 2023, Plaintiffs filed a motion for final approval of the class action settlement which the Court granted after hearing on December 19, 2023. The Court entered its final judgment in this action on January 18, 2024.

Cost of insurance litigation related to the 2021 adjustment

On April 15, 2022, a putative class action was filed against PHL Variable Insurance Company in the United States District Court for the District of Connecticut challenging certain increases to cost of insurance charges implemented by the Company in 2021. Kenney v. PHL Variable Insurance Company, 3:22-cv-00552. On June 21, 2022, the Company filed its answer. On February 14, 2024, an amended class action complaint was filed in the Kenney case. The amended complaint adds a new plaintiff, Arbuckle Funding LLC, as well as nine new defendants including two subsidiaries of the Company, Concord Re, Inc. and Palisado Re, Inc., as well as seven Nassau entities, including Nassau Insurance Group Holdings, L.P.; Nassau Insurance Group Holdings GP, LLC; Nassau Financial Group GP Ltd.; Nassau Financial Group, L.P.; Nassau Asset Management LLC; The Nassau Companies of New York; and The Nassau Companies. The amended complaint retains its breach of contract cause of action against the Company challenging the cost of insurance charges implemented in 2021 and adds the Nassau defendants to the breach of contract cause of action under an “alter ego” theory. The amended class action complaint also alleges a new cause of action for fraudulent transfer against all defendants and a new cause of action against the Nassau entities for interference with contract. Discovery is ongoing in this matter. The Company disputes the allegations in the complaint and intends a vigorous defense.

11.    Other Commitments

As part of its normal investment activities, the Company enters into agreements to fund limited partnerships that make debt and equity investments. As of December 31, 2023, the Company had unfunded commitments of $53.5 million, which includes $30.6 million relating to separate account commitments.

12.    Information about Financial Instruments with Off-Balance Sheet Risk

The Company, at December 31, 2023 and 2022, held the following financial instruments with off-balance sheet risk:

	Assets*		Liabilities*
	2023	2022	2023	2022

Swaps	$100,000	$120,129	$47,937	$—
Total	$100,000	$120,129	$47,937	$—
———————
* Notional amount

50

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The Company uses derivative instruments including interest rate swaps and equity index options. A more detailed description of these instruments is provided in Footnote 2 - “Summary of Significant Accounting Policies.”

The Company is not exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments as the interest rate swaps are fully collateralized. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded interest rate swaps are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has no exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company is required to put up collateral for any interest rate swap contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently puts up cash to satisfy this collateral requirement. As of December 31, 2023 and 2022, the Company had posted $0 and $0, respectively, of collateral.

The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by diversifying the Company’s exposure amounts to several derivative counterparties – mostly highly rated counterparties rated A+ or higher – and agreeing to certain collateral posting provisions via the ISDA Credit Support Annex (“CSA”). The Company also attempts to minimize its exposure to credit risk through the use of issuer limits and various credit monitoring techniques. As of December 31, 2023 and 2022, the Company held $0 and $0, respectively, of collateral pledged by third parties related to over-the-counter derivative transactions.

13.    Subsequent Events

The Company evaluated events subsequent to December 31, 2023 and through April 29, 2024, the date of issuance of these financial statements. There were no events occurring subsequent to the end of the year that merited recognition or disclosure in these financial statements.

51

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2023
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the Balance Sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$24,983	22,897	$24,983
States, municipalities and political subdivisions	—	—	—
Foreign governments	238	195	238
All other corporate bonds [1]	648,082	572,252	647,777
Redeemable preferred stock	3,658	3,454	3,490
Total fixed maturities	676,961	598,798	676,488
Equity securities:
Common stock:
Industrial, miscellaneous and all other	2,262	2,363	2,363
Nonredeemable preferred stock	—	—	—
Total equity securities	2,262	2,363	2,363
Mortgage loans	46,332	42,712	46,332
Real estate, at depreciated cost	—	XXX	—
Contract loans	72,430	XXX	72,430
Other invested assets	65,006	65,375	65,006
Cash and short-term investments	38,639	38,639	38,639
Receivables for securities	4,421	XXX	4,421
Total cash and invested assets	$906,051		$905,679
———————
[1] Amortized cost and fair value amounts exclude $67,411 and $57,834, respectively, of related-party bonds and other invested assets.

See accompanying independent auditors’ report.

52

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2022
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the Balance Sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$24,933	$22,268	$24,933
States, municipalities and political subdivisions	—	—	—
Foreign governments	1,177	985	1,177
All other corporate bonds [1]	861,686	749,086	861,631
Redeemable preferred stock	6,158	5,352	5,559
Total fixed maturities	893,954	777,691	893,300
Equity securities:
Common stock:
Industrial, miscellaneous and all other	2,262	2,963	2,963
Nonredeemable preferred stock	—	—	—
Total equity securities	2,262	2,963	2,963
Mortgage loans	47,980	43,292	47,980
Real estate, at depreciated cost	—	XXX	—
Contract loans	70,349	XXX	70,349
Other invested assets	101,691	108,255	108,439
Cash and short-term investments	76,652	76,652	76,652
Receivables for securities	3,689	XXX	3,689
Total cash and invested assets	$1,196,577		$1,203,372
———————
[1] Amortized cost and fair value amounts exclude $28,204 and $18,814, respectively, of related-party bonds and other invested assets.

See accompanying independent auditors’ report.

53

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Supplementary Insurance Information
For the years ended December 31, 2023 and 2022
(in thousands)

	As of December 31,		For the years ended December 31,
	Future policy benefits, losses and claims	Other policy claims and benefits payable	Premium and annuity considerations	Net investment income	Benefits, claims and losses	Other operating expenses
2023:
Insurance Segment	$390,248	$4,172	$—	$45,175	$(158,721)	$281,532

2022:
Insurance Segment	$197,111	$10,613	—	$52,505	$(338,144)	$317,496

2021:
Insurance Segment	$172,255	$5,646	$—	$69,487	$(449,981)	$443,824

See accompanying independent auditors’ report

54

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Supplementary Schedule - Reinsurance
For the years ended December 31, 2023, 2022 and 2021
(in thousands)

	Gross amount	Reinsurance ceded	Reinsurance assumed	Net amount	Percentage of assumed to net
Life insurance in force:
2023	$31,553,595	$33,255,328	$1,701,733	$—	—%
2022	35,052,179	36,735,761	1,683,582	—	—%
2021	36,969,942	38,625,295	1,655,353	—	—%

Life insurance premiums:
2023	$420,413	$424,557	$4,144	$—	—%
2022	403,853	409,061	5,208	—	—%
2021	377,147	383,449	6,302	—	—%

See accompanying independent auditors’ report

55

Financial Statements

PHL Variable Accumulation Account

December 31, 2023

With Report of Independent Registered Public Accounting Firm

PHL Variable Accumulation Account

Financial Statements

December 31, 2023

Contents

Audited Financial Statements

PHL Variable Accumulation Account

Statements of Net Assets

December 31, 2023

Subaccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Range of Unit Values

AB VPS Balanced Hedged Allocation Portfolio	358,397	$3,882,601	$3,092,969	$3,092,969	1,815,475	$1.62	$1.88
Alger Capital Appreciation Portfolio	40,192	1,583,632	3,143,822	3,143,822	346,697	11.47	9.04
AMT Sustainable Equity Portfolio	700,186	18,352,416	23,449,222	23,449,222	15,023,754	1.53	1.59
Calvert VP S&P MidCap 400 Index Portfolio	16,964	1,278,177	2,028,861	2,028,861	572,040	3.17	3.75
DWS Equity 500 Index VIP	715,272	8,722,633	19,290,897	19,290,897	2,158,410	7.94	10.51
DWS Small Cap Index VIP	42,103	555,038	573,857	573,857	193,857	2.74	3.08
Federated Hermes Fund for U.S. Government Securities II	2,481,890	28,615,831	23,205,671	23,205,671	8,911,710	2.25	3.38
Federated Hermes Government Money Fund II	15,761,447	15,761,446	15,761,447	15,761,447	17,316,152	0.84	0.96
Federated Hermes High Income Bond Fund II	591,578	4,496,295	3,348,334	3,348,334	717,203	5.21	6.12
Fidelity® VIP Contrafund® Portfolio	430,109	10,038,357	20,774,249	20,774,249	2,153,472	10.99	11.11
Fidelity® VIP Growth Opportunities Portfolio	814,213	16,913,307	48,421,248	48,421,248	6,357,685	11.71	10.64
Fidelity® VIP Growth Portfolio	125,663	4,412,887	11,606,220	11,606,220	1,325,059	9.28	8.03
Fidelity® VIP Investment Grade Bond Portfolio	1,425,062	17,592,594	15,689,933	15,689,933	11,332,603	1.28	1.50
Franklin Income VIP Fund	685,772	11,522,775	9,737,962	9,737,962	5,120,827	1.89	2.28
Franklin Mutual Shares VIP Fund	849,048	14,029,150	13,015,900	13,015,900	4,802,576	4.87	7.14
FTVIP Franklin DynaTech Fund	68,331	366,424	291,773	291,773	82,819	3.30	3.78
Guggenheim VT Long Short Equity Fund	9,377	93,480	159,129	159,129	80,211	1.78	2.21
Invesco V.I. American Franchise Fund	191,317	7,849,198	11,280,038	11,280,038	3,131,020	3.37	3.75
Invesco V.I. Capital Appreciation Fund	17,866	745,187	797,527	797,527	242,319	3.06	3.60
Invesco V.I. Core Equity Fund	73,863	1,877,589	2,163,433	2,163,433	748,641	2.63	3.09
Invesco V.I. Equity and Income Fund	89,858	1,456,982	1,470,081	1,470,081	597,209	2.24	2.70
Invesco V.I. Global Fund	30,242	1,025,714	1,073,606	1,073,606	411,699	2.39	2.88
Invesco V.I. Main Street Mid Cap Fund®	78,972	966,308	773,139	773,139	275,645	2.57	3.06
Invesco V.I. Main Street Small Cap Fund®	565,916	10,470,959	14,883,579	14,883,579	5,153,702	2.79	3.28
Lazard Retirement US Small Cap Equity Select Portfolio (b)	31,132	765,861	420,282	420,282	145,387	2.61	3.13
Lord Abbett Series Fund Bond Debenture Portfolio	191,263	2,198,281	1,973,832	1,973,832	966,813	1.85	2.25
Lord Abbett Series Fund Growth and Income Portfolio	694,266	18,368,337	25,035,250	25,035,250	9,230,176	2.44	2.92
Lord Abbett Series Fund Mid Cap Stock Portfolio	65,392	1,317,455	1,686,454	1,686,454	687,518	2.21	2.70
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	301,372	2,827,973	4,152,903	4,152,903	1,856,574	2.09	2.36
Morningstar Balanced ETF Asset Allocation Portfolio	1,293,033	12,953,520	13,434,613	13,434,613	7,866,266	1.62	1.82
Morningstar Growth ETF Asset Allocation Portfolio	549,040	5,280,198	6,226,113	6,226,113	3,095,156	1.90	2.14

(b) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

5

PHL Variable Accumulation Account

Statements of Net Assets (continued)

December 31, 2023

SubAccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Range of Unit Values

Morningstar Income and Growth ETF Asset Allocation Portfolio	1,392,635	$14,610,356	$13,717,458	$13,717,458	9,654,068	$1.31	$1.51
Neuberger Berman AMT Mid Cap Growth Portfolio	16,771	397,090	384,383	384,383	207,325	1.78	1.88
PIMCO CommodityReal Return® Strategy Portfolio	1,894,595	36,280,030	10,344,488	10,344,488	14,780,124	0.64	0.75
PIMCO Real Return Portfolio	61,091	764,585	706,825	706,825	484,192	1.32	1.56
PIMCO Total Return Portfolio	255,418	2,675,607	2,344,741	2,344,741	1,581,605	1.34	1.62
Rydex VT Inverse Government Long Bond Strategy Fund	801	297,514	82,707	82,707	313,025	0.24	0.30
Rydex VT Nova Fund	1,244	66,067	199,521	199,521	29,945	5.87	7.31
Templeton Developing Markets VIP Fund	163,627	1,488,740	1,346,651	1,346,651	692,121	1.12	5.58
Templeton Foreign VIP Fund	246,825	3,729,047	3,514,784	3,514,784	1,213,000	3.41	3.76
Templeton Growth VIP Fund	950,064	12,463,116	11,391,264	11,391,264	5,814,424	3.69	5.42
TVST Touchstone Balanced Fund	103,741	1,235,729	1,207,540	1,207,540	486,513	2.24	2.67
TVST Touchstone Bond Fund	1,261,110	12,747,207	11,059,936	11,059,936	8,321,526	1.23	1.43
TVST Touchstone Common Stock Fund	4,230,141	54,690,382	47,842,898	47,842,898	12,981,359	3.41	3.96
TVST Touchstone Small Company Fund	551,124	7,551,236	7,451,202	7,451,202	2,252,276	3.06	3.55
Virtus Duff & Phelps Real Estate Securities Series	1,128,556	26,456,294	21,939,135	21,939,135	5,444,944	10.70	19.44
Virtus KAR Capital Growth Series	965,766	21,039,623	31,223,199	31,223,199	6,984,822	5.96	4.77
Virtus KAR Enhanced Core Equity Series	2,450,499	28,046,601	27,666,129	27,666,129	6,127,369	2.42	5.82
Virtus KAR Small-Cap Growth Series	959,167	15,852,207	24,017,550	24,017,550	1,254,151	17.03	21.38
Virtus KAR Small-Cap Value Series	1,943,678	26,640,060	31,059,975	31,059,975	6,821,317	8.62	12.69
Virtus Newfleet Multi-Sector Intermediate Bond Series	3,656,448	33,848,300	31,116,377	31,116,377	12,153,517	4.17	6.04
Virtus SGA International Growth Series	5,167,676	84,800,486	69,505,236	69,505,236	33,298,942	4.63	4.15
Virtus Strategic Allocation Series	830,621	11,794,250	10,532,271	10,532,271	2,165,650	4.61	6.35
Wanger Acorn	2,023,406	34,843,988	26,971,998	26,971,998	2,770,613	8.08	11.14
Wanger International	1,368,318	32,351,314	27,886,318	27,886,318	7,071,834	7.80	8.57
Wanger Select (a)	-	-	-	-	-	6.73	10.46

(a) Merger. See Note 2.

The accompanying notes are an integral part of these financial statements.

6

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets

Years Ended December 31, 2023 and 2022

	AB VPS Balanced Hedged Allocation Portfolio	Alger Capital Appreciation Portfolio	AMT Sustainable Equity Portfolio
Net assets as of December 31, 2021	$ 4,996,572	$ 4,484,300	$ 31,394,439

Investment income (loss):
Dividend distributions	121,375	-	29,249
Investment Expenses:
Mortality and expense risk and administrative charges	(60,817)	(38,874)	(331,727)

Net investment income (loss)	60,558	(38,874)	(302,478)

Increase (decrease) in net assets from operations:
Capital gain distributions	395,406	233,892	2,233,672
Realized capital gain (loss) on investments	(78,986)	(79,130)	670,046
Change in unrealized appreciation (depreciation)	(1,347,694)	(1,733,206)	(8,569,286)

Net gain (loss) on investments	(1,031,274)	(1,578,444)	(5,665,568)

Net increase (decrease) in net assets from operations	(970,716)	(1,617,318)	(5,968,046)

Contract owner transactions:
Deposits	232	3,270	29,483
Terminations, withdrawals and annuity payments	(622,485)	(275,228)	(2,843,069)
Transfers between subaccounts, net	53,987	593	(863,372)
Maintenance charges and mortality adjustments	(56,425)	(1,383)	(153,061)

Increase (decrease) in net assets from contract transactions	(624,691)	(272,748)	(3,830,019)

Total increase (decrease) in net assets	(1,595,407)	(1,890,066)	(9,798,065)

Net assets as of December 31, 2022	$ 3,401,165	$ 2,594,234	$ 21,596,374

Investment income (loss):
Dividend distributions	27,265	-	16,853
Investment Expenses:
Mortality and expense risk and administrative charges	(46,425)	(36,475)	(297,195)

Net investment income (loss)	(19,160)	(36,475)	(280,342)

Increase (decrease) in net assets from operations:
Capital gain distributions	156,220	-	354,127
Realized capital gain (loss) on investments	(138,212)	46,743	445,026
Change in unrealized appreciation (depreciation)	327,969	1,002,776	4,459,234

Net gain (loss) on investments	345,977	1,049,519	5,258,387

Net increase (decrease) in net assets from operations	326,817	1,013,044	4,978,045

Contract owner transactions:
Deposits	13,798	60	4,749
Terminations, withdrawals and annuity payments	(308,553)	(391,276)	(2,344,775)
Transfers between subaccounts, net	(293,298)	(70,801)	(622,746)
Maintenance charges and mortality adjustments	(46,960)	(1,439)	(162,425)

Increase (decrease) in net assets from contract transactions	(635,013)	(463,456)	(3,125,197)

Total increase (decrease) in net assets	(308,196)	549,588	1,852,848

Net assets as of December 31, 2023	$ 3,092,969	$ 3,143,822	$ 23,449,222

The accompanying notes are an integral part of these financial statements.

7

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Calvert VP S&P MidCap 400 Index Portfolio	DWS Equity 500 Index VIP	DWS Small Cap Index VIP
Net assets as of December 31, 2021	$ 2,500,866	$ 23,120,364	$ 428,382

Investment income (loss):
Dividend distributions	19,617	240,287	3,357
Investment Expenses:
Mortality and expense risk and administrative charges	(25,958)	(243,560)	(5,054)

Net investment income (loss)	(6,341)	(3,273)	(1,697)

Increase (decrease) in net assets from operations:
Capital gain distributions	222,036	1,119,538	63,152
Realized capital gain (loss) on investments	28,982	681,303	(3,836)
Change in unrealized appreciation (depreciation)	(704,845)	(6,167,305)	(152,907)

Net gain (loss) on investments	(453,827)	(4,366,464)	(93,591)

Net increase (decrease) in net assets from operations	(460,168)	(4,369,737)	(95,288)

Contract owner transactions:
Deposits	408	14,781	-
Terminations, withdrawals and annuity payments	(145,957)	(1,579,292)	(31,349)
Transfers between subaccounts, net	(100,818)	88,770	184,565
Maintenance charges and mortality adjustments	(1,098)	(33,388)	(435)

Increase (decrease) in net assets from contract transactions	(247,465)	(1,509,129)	152,781

Total increase (decrease) in net assets	(707,633)	(5,878,866)	57,493

Net assets as of December 31, 2022	$ 1,793,233	$ 17,241,498	$ 485,875

Investment income (loss):
Dividend distributions	22,984	256,195	5,640
Investment Expenses:
Mortality and expense risk and administrative charges	(23,315)	(233,105)	(6,014)

Net investment income (loss)	(331)	23,090	(374)

Increase (decrease) in net assets from operations:
Capital gain distributions	77,553	966,691	12,090
Realized capital gain (loss) on investments	10,472	701,936	1,195
Change in unrealized appreciation (depreciation)	172,327	2,351,306	64,497

Net gain (loss) on investments	260,352	4,019,933	77,782

Net increase (decrease) in net assets from operations	260,021	4,043,023	77,408

Contract owner transactions:
Deposits	-	10,813	-
Terminations, withdrawals and annuity payments	(50,730)	(1,791,062)	(3,868)
Transfers between subaccounts, net	27,017	(174,722)	14,820
Maintenance charges and mortality adjustments	(680)	(38,653)	(378)

Increase (decrease) in net assets from contract transactions	(24,393)	(1,993,624)	10,574

Total increase (decrease) in net assets	235,628	2,049,399	87,982

Net assets as of December 31, 2023	$ 2,028,861	$ 19,290,897	$ 573,857

The accompanying notes are an integral part of these financial statements.

8

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes Government Money Fund II	Federated Hermes High Income Bond Fund II
Net assets as of December 31, 2021	$ 32,251,266	$ 19,402,387	$ 4,602,978

Investment income (loss):
Dividend distributions	537,515	204,556	220,316
Investment Expenses:
Mortality and expense risk and administrative charges	(350,649)	(241,341)	(51,734)

Net investment income (loss)	186,866	(36,785)	168,582

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(626,658)	-	(157,921)
Change in unrealized appreciation (depreciation)	(3,820,847)	-	(573,861)

Net gain (loss) on investments	(4,447,505)	-	(731,782)

Net increase (decrease) in net assets from operations	(4,260,639)	(36,785)	(563,200)

Contract owner transactions:
Deposits	66,154	165,158	2,541
Terminations, withdrawals and annuity payments	(3,399,201)	(3,420,337)	(481,846)
Transfers between subaccounts, net	276,473	1,190,104	(125,636)
Maintenance charges and mortality adjustments	(102,577)	(79,628)	(9,170)

Increase (decrease) in net assets from contract transactions	(3,159,151)	(2,144,703)	(614,111)

Total increase (decrease) in net assets	(7,419,790)	(2,181,488)	(1,177,311)

Net assets as of December 31, 2022	$ 24,831,476	$ 17,220,899	$ 3,425,667

Investment income (loss):
Dividend distributions	602,343	703,379	199,627
Investment Expenses:
Mortality and expense risk and administrative charges	(294,093)	(210,207)	(45,302)

Net investment income (loss)	308,250	493,172	154,325

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(519,487)	-	(111,109)
Change in unrealized appreciation (depreciation)	877,526	-	311,842

Net gain (loss) on investments	358,039	-	200,733

Net increase (decrease) in net assets from operations	666,289	493,172	355,058

Contract owner transactions:
Deposits	55,100	20,410	16,821
Terminations, withdrawals and annuity payments	(3,208,446)	(2,995,356)	(420,777)
Transfers between subaccounts, net	971,096	1,100,805	(22,650)
Maintenance charges and mortality adjustments	(109,844)	(78,483)	(5,785)

Increase (decrease) in net assets from contract transactions	(2,292,094)	(1,952,624)	(432,391)

Total increase (decrease) in net assets	(1,625,805)	(1,459,452)	(77,333)

Net assets as of December 31, 2023	$ 23,205,671	$ 15,761,447	$ 3,348,334

The accompanying notes are an integral part of these financial statements.

9

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Growth Opportunities Portfolio	Fidelity® VIP Growth Portfolio
Net assets as of December 31, 2021	$ 27,766,702	$ 62,241,084	$ 14,591,626

Investment income (loss):
Dividend distributions	81,938	-	59,254
Investment Expenses:
Mortality and expense risk and administrative charges	(272,202)	(589,392)	(148,233)

Net investment income (loss)	(190,264)	(589,392)	(88,979)

Increase (decrease) in net assets from operations:
Capital gain distributions	993,853	8,679,672	871,785
Realized capital gain (loss) on investments	227,180	(113,214)	(77,186)
Change in unrealized appreciation (depreciation)	(8,390,214)	(32,092,421)	(4,367,003)

Net gain (loss) on investments	(7,169,181)	(23,525,963)	(3,572,404)

Net increase (decrease) in net assets from operations	(7,359,445)	(24,115,355)	(3,661,383)

Contract owner transactions:
Deposits	65,691	67,869	39,032
Terminations, withdrawals and annuity payments	(1,917,097)	(5,287,734)	(782,260)
Transfers between subaccounts, net	(252,268)	5,723,804	(40,738)
Maintenance charges and mortality adjustments	(23,333)	(244,345)	(32,804)

Increase (decrease) in net assets from contract transactions	(2,127,007)	259,594	(816,770)

Total increase (decrease) in net assets	(9,486,452)	(23,855,761)	(4,478,153)

Net assets as of December 31, 2022	$ 18,280,250	$ 38,385,323	$ 10,113,473

Investment income (loss):
Dividend distributions	75,333	-	3,931
Investment Expenses:
Mortality and expense risk and administrative charges	(254,006)	(586,375)	(141,356)

Net investment income (loss)	(178,673)	(586,375)	(137,425)

Increase (decrease) in net assets from operations:
Capital gain distributions	694,048	-	496,950
Realized capital gain (loss) on investments	776,263	50,482	236,760
Change in unrealized appreciation (depreciation)	4,104,186	16,585,386	2,630,553

Net gain (loss) on investments	5,574,497	16,635,868	3,364,263

Net increase (decrease) in net assets from operations	5,395,824	16,049,493	3,226,838

Contract owner transactions:
Deposits	34,228	138,718	39,002
Terminations, withdrawals and annuity payments	(2,653,757)	(4,623,776)	(1,608,402)
Transfers between subaccounts, net	(267,002)	(1,267,197)	(106,358)
Maintenance charges and mortality adjustments	(15,294)	(261,313)	(58,333)

Increase (decrease) in net assets from contract transactions	(2,901,825)	(6,013,568)	(1,734,091)

Total increase (decrease) in net assets	2,493,999	10,035,925	1,492,747

Net assets as of December 31, 2023	$ 20,774,249	$ 48,421,248	$ 11,606,220

The accompanying notes are an integral part of these financial statements.

10

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Fidelity® VIP Investment Grade Bond Portfolio	Franklin Income VIP Fund	Franklin Mutual Shares VIP Fund
Net assets as of December 31, 2021	$ 21,337,464	$ 14,291,954	$ 18,015,413

Investment income (loss):
Dividend distributions	390,831	592,704	282,600
Investment Expenses:
Mortality and expense risk and administrative charges	(244,346)	(174,584)	(216,152)

Net investment income (loss)	146,485	418,120	66,448

Increase (decrease) in net assets from operations:
Capital gain distributions	1,012,092	240,582	1,706,653
Realized capital gain (loss) on investments	(327,376)	(143,695)	106,694
Change in unrealized appreciation (depreciation)	(3,787,277)	(1,422,770)	(3,408,596)

Net gain (loss) on investments	(3,102,561)	(1,325,883)	(1,595,249)

Net increase (decrease) in net assets from operations	(2,956,076)	(907,763)	(1,528,801)

Contract owner transactions:
Deposits	32,895	16,930	20,917
Terminations, withdrawals and annuity payments	(2,042,587)	(2,096,356)	(2,367,023)
Transfers between subaccounts, net	167,820	(440,056)	(119,232)
Maintenance charges and mortality adjustments	(132,160)	(107,522)	(102,615)

Increase (decrease) in net assets from contract transactions	(1,974,032)	(2,627,004)	(2,567,953)

Total increase (decrease) in net assets	(4,930,108)	(3,534,767)	(4,096,754)

Net assets as of December 31, 2022	$ 16,407,356	$ 10,757,187	$ 13,918,659

Investment income (loss):
Dividend distributions	392,253	514,957	243,327
Investment Expenses:
Mortality and expense risk and administrative charges	(207,357)	(143,041)	(184,096)

Net investment income (loss)	184,896	371,916	59,231

Increase (decrease) in net assets from operations:
Capital gain distributions	-	624,292	1,119,961
Realized capital gain (loss) on investments	(253,518)	(211,498)	116,218
Change in unrealized appreciation (depreciation)	803,219	(120,972)	192,284

Net gain (loss) on investments	549,701	291,822	1,428,463

Net increase (decrease) in net assets from operations	734,597	663,738	1,487,694

Contract owner transactions:
Deposits	4,916	1,020	3,588
Terminations, withdrawals and annuity payments	(1,747,420)	(1,649,407)	(2,067,864)
Transfers between subaccounts, net	425,205	83,282	(208,838)
Maintenance charges and mortality adjustments	(134,721)	(117,858)	(117,339)

Increase (decrease) in net assets from contract transactions	(1,452,020)	(1,682,963)	(2,390,453)

Total increase (decrease) in net assets	(717,423)	(1,019,225)	(902,759)

Net assets as of December 31, 2023	$ 15,689,933	$ 9,737,962	$ 13,015,900

The accompanying notes are an integral part of these financial statements.

11

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	FTVIP Franklin DynaTech Fund	Guggenheim VT Long Short Equity Fund	Invesco V.I. American Franchise Fund
Net assets as of December 31, 2021	$ 373,790	$ 200,325	$ 14,697,358

Investment income (loss):
Dividend distributions	-	711	-
Investment Expenses:
Mortality and expense risk and administrative charges	(3,343)	(2,240)	(142,154)

Net investment income (loss)	(3,343)	(1,529)	(142,154)

Increase (decrease) in net assets from operations:
Capital gain distributions	126,713	-	3,002,262
Realized capital gain (loss) on investments	2,611	10,321	(103,477)
Change in unrealized appreciation (depreciation)	(272,620)	(38,127)	(7,418,653)

Net gain (loss) on investments	(143,296)	(27,806)	(4,519,868)

Net increase (decrease) in net assets from operations	(146,639)	(29,335)	(4,662,022)

Contract owner transactions:
Deposits	2,292	349	14,613
Terminations, withdrawals and annuity payments	(16,690)	(27,879)	(917,231)
Transfers between subaccounts, net	(11,071)	744	711,001
Maintenance charges and mortality adjustments	(459)	(305)	(31,976)

Increase (decrease) in net assets from contract transactions	(25,928)	(27,091)	(223,593)

Total increase (decrease) in net assets	(172,567)	(56,426)	(4,885,615)

Net assets as of December 31, 2022	$ 201,223	$ 143,899	$ 9,811,743

Investment income (loss):
Dividend distributions	-	404	-
Investment Expenses:
Mortality and expense risk and administrative charges	(3,252)	(2,175)	(135,726)

Net investment income (loss)	(3,252)	(1,771)	(135,726)

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	228,702
Realized capital gain (loss) on investments	4,515	956	361,611
Change in unrealized appreciation (depreciation)	81,985	16,849	3,122,469

Net gain (loss) on investments	86,500	17,805	3,712,782

Net increase (decrease) in net assets from operations	83,248	16,034	3,577,056

Contract owner transactions:
Deposits	1,600	362	34,505
Terminations, withdrawals and annuity payments	(18,185)	(854)	(1,516,354)
Transfers between subaccounts, net	24,113	(62)	(574,180)
Maintenance charges and mortality adjustments	(226)	(250)	(52,732)

Increase (decrease) in net assets from contract transactions	7,302	(804)	(2,108,761)

Total increase (decrease) in net assets	90,550	15,230	1,468,295

Net assets as of December 31, 2023	$ 291,773	$ 159,129	$ 11,280,038

The accompanying notes are an integral part of these financial statements.

12

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Equity and Income Fund
Net assets as of December 31, 2021	$ 982,661	$ 2,779,784	$ 1,611,600

Investment income (loss):
Dividend distributions	-	20,396	20,876
Investment Expenses:
Mortality and expense risk and administrative charges	(9,689)	(28,524)	(20,541)

Net investment income (loss)	(9,689)	(8,128)	335

Increase (decrease) in net assets from operations:
Capital gain distributions	251,954	346,624	192,629
Realized capital gain (loss) on investments	(8,583)	32,178	4,152
Change in unrealized appreciation (depreciation)	(541,607)	(953,275)	(342,386)

Net gain (loss) on investments	(298,236)	(574,473)	(145,605)

Net increase (decrease) in net assets from operations	(307,925)	(582,601)	(145,270)

Contract owner transactions:
Deposits	-	71,624	38
Terminations, withdrawals and annuity payments	(57,521)	(181,470)	(77,269)
Transfers between subaccounts, net	(5,253)	(58,416)	129,188
Maintenance charges and mortality adjustments	(516)	(7,295)	(3,923)

Increase (decrease) in net assets from contract transactions	(63,290)	(175,557)	48,034

Total increase (decrease) in net assets	(371,215)	(758,158)	(97,236)

Net assets as of December 31, 2022	$ 611,446	$ 2,021,626	$ 1,514,364

Investment income (loss):
Dividend distributions	-	15,185	24,936
Investment Expenses:
Mortality and expense risk and administrative charges	(9,448)	(26,952)	(19,882)

Net investment income (loss)	(9,448)	(11,767)	5,054

Increase (decrease) in net assets from operations:
Capital gain distributions	-	49,003	75,706
Realized capital gain (loss) on investments	5,797	37,980	333
Change in unrealized appreciation (depreciation)	206,284	341,203	41,593

Net gain (loss) on investments	212,081	428,186	117,632

Net increase (decrease) in net assets from operations	202,633	416,419	122,686

Contract owner transactions:
Deposits	-	73,797	-
Terminations, withdrawals and annuity payments	(43,734)	(258,689)	(280,950)
Transfers between subaccounts, net	27,629	(61,697)	115,662
Maintenance charges and mortality adjustments	(447)	(28,023)	(1,681)

Increase (decrease) in net assets from contract transactions	(16,552)	(274,612)	(166,969)

Total increase (decrease) in net assets	186,081	141,807	(44,283)

Net assets as of December 31, 2023	$ 797,527	$ 2,163,433	$ 1,470,081

The accompanying notes are an integral part of these financial statements.

13

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Invesco V.I. Global Fund	Invesco V.I. Main Street Mid Cap Fund®	Invesco V.I. Main Street Small Cap Fund®
Net assets as of December 31, 2021	$ 1,450,798	$ 986,237	$ 19,780,425

Investment income (loss):
Dividend distributions	-	2,693	39,674
Investment Expenses:
Mortality and expense risk and administrative charges	(13,568)	(10,824)	(214,866)

Net investment income (loss)	(13,568)	(8,131)	(175,192)

Increase (decrease) in net assets from operations:
Capital gain distributions	171,827	160,900	1,858,940
Realized capital gain (loss) on investments	26,212	(4,146)	359,893
Change in unrealized appreciation (depreciation)	(632,519)	(296,842)	(5,352,747)

Net gain (loss) on investments	(434,480)	(140,088)	(3,133,914)

Net increase (decrease) in net assets from operations	(448,048)	(148,219)	(3,309,106)

Contract owner transactions:
Deposits	(403)	129	20,121
Terminations, withdrawals and annuity payments	(45,171)	(99,740)	(1,765,672)
Transfers between subaccounts, net	(80,062)	(4,472)	(194,288)
Maintenance charges and mortality adjustments	(2,263)	(5,463)	(103,717)

Increase (decrease) in net assets from contract transactions	(127,899)	(109,546)	(2,043,556)

Total increase (decrease) in net assets	(575,947)	(257,765)	(5,352,662)

Net assets as of December 31, 2022	$ 874,851	$ 728,472	$ 14,427,763

Investment income (loss):
Dividend distributions	-	2,154	130,249
Investment Expenses:
Mortality and expense risk and administrative charges	(13,586)	(10,101)	(187,666)

Net investment income (loss)	(13,586)	(7,947)	(57,417)

Increase (decrease) in net assets from operations:
Capital gain distributions	115,746	-	-
Realized capital gain (loss) on investments	11,229	5,205	164,277
Change in unrealized appreciation (depreciation)	169,008	94,386	2,047,067

Net gain (loss) on investments	295,983	99,591	2,211,344

Net increase (decrease) in net assets from operations	282,397	91,644	2,153,927

Contract owner transactions:
Deposits	1,425	-	3,487
Terminations, withdrawals and annuity payments	(101,375)	(33,258)	(1,506,374)
Transfers between subaccounts, net	17,571	(12,930)	(93,295)
Maintenance charges and mortality adjustments	(1,263)	(789)	(101,929)

Increase (decrease) in net assets from contract transactions	(83,642)	(46,977)	(1,698,111)

Total increase (decrease) in net assets	198,755	44,667	455,816

Net assets as of December 31, 2023	$ 1,073,606	$ 773,139	$ 14,883,579

The accompanying notes are an integral part of these financial statements.

14

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Lazard Retirement US Small Cap Equity Select Portfolio (b)	Lord Abbett Series Fund Bond Debenture Portfolio	Lord Abbett Series Fund Growth and Income Portfolio
Net assets as of December 31, 2021	$ 491,129	$ 3,146,681	$ 33,884,275

Investment income (loss):
Dividend distributions	-	103,416	344,462
Investment Expenses:
Mortality and expense risk and administrative charges	(5,639)	(35,119)	(356,128)

Net investment income (loss)	(5,639)	68,297	(11,666)

Increase (decrease) in net assets from operations:
Capital gain distributions	112,470	6,636	2,105,754
Realized capital gain (loss) on investments	(296)	(34,529)	305,341
Change in unrealized appreciation (depreciation)	(188,343)	(456,647)	(5,874,922)

Net gain (loss) on investments	(76,169)	(484,540)	(3,463,827)

Net increase (decrease) in net assets from operations	(81,808)	(416,243)	(3,475,493)

Contract owner transactions:
Deposits	9,780	113	71,103
Terminations, withdrawals and annuity payments	(19,657)	(315,881)	(2,956,862)
Transfers between subaccounts, net	1,565	(215,092)	(1,933,378)
Maintenance charges and mortality adjustments	215	(2,451)	(98,457)

Increase (decrease) in net assets from contract transactions	(8,097)	(533,311)	(4,917,594)

Total increase (decrease) in net assets	(89,905)	(949,554)	(8,393,087)

Net assets as of December 31, 2022	$ 401,224	$ 2,197,127	$ 25,491,188

Investment income (loss):
Dividend distributions	-	99,165	225,721
Investment Expenses:
Mortality and expense risk and administrative charges	(5,244)	(29,705)	(310,903)

Net investment income (loss)	(5,244)	69,460	(85,182)

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	491,482
Realized capital gain (loss) on investments	(1,016)	(43,301)	344,559
Change in unrealized appreciation (depreciation)	39,806	66,175	1,989,317

Net gain (loss) on investments	38,790	22,874	2,825,358

Net increase (decrease) in net assets from operations	33,546	92,334	2,740,176

Contract owner transactions:
Deposits	-	38	61,104
Terminations, withdrawals and annuity payments	(20,671)	(389,287)	(3,178,428)
Transfers between subaccounts, net	6,613	75,617	40,517
Maintenance charges and mortality adjustments	(430)	(1,997)	(119,307)

Increase (decrease) in net assets from contract transactions	(14,488)	(315,629)	(3,196,114)

Total increase (decrease) in net assets	19,058	(223,295)	(455,938)

Net assets as of December 31, 2023	$ 420,282	$ 1,973,832	$ 25,035,250

(b) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

15

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Lord Abbett Series Fund Mid Cap Stock Portfolio	Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Morningstar Balanced ETF Asset Allocation Portfolio
Net assets as of December 31, 2021	$ 2,347,979	$ 5,625,404	$ 18,726,090

Investment income (loss):
Dividend distributions	14,671	66,336	257,328
Investment Expenses:
Mortality and expense risk and administrative charges	(25,787)	(61,302)	(217,686)

Net investment income (loss)	(11,116)	5,034	39,642

Increase (decrease) in net assets from operations:
Capital gain distributions	112,342	156,646	700,722
Realized capital gain (loss) on investments	15,807	142,898	38,677
Change in unrealized appreciation (depreciation)	(400,471)	(1,095,452)	(3,302,377)

Net gain (loss) on investments	(272,322)	(795,908)	(2,562,978)

Net increase (decrease) in net assets from operations	(283,438)	(790,874)	(2,523,336)

Contract owner transactions:
Deposits	895	13,042	65,211
Terminations, withdrawals and annuity payments	(280,250)	(505,527)	(1,941,196)
Transfers between subaccounts, net	(49,977)	(86,393)	259,426
Maintenance charges and mortality adjustments	(3,562)	(15,969)	(109,852)

Increase (decrease) in net assets from contract transactions	(332,894)	(594,847)	(1,726,411)

Total increase (decrease) in net assets	(616,332)	(1,385,721)	(4,249,747)

Net assets as of December 31, 2022	$ 1,731,647	$ 4,239,683	$ 14,476,343

Investment income (loss):
Dividend distributions	7,701	64,513	256,928
Investment Expenses:
Mortality and expense risk and administrative charges	(22,296)	(53,602)	(192,195)

Net investment income (loss)	(14,595)	10,911	64,733

Increase (decrease) in net assets from operations:
Capital gain distributions	47,774	80,477	299,055
Realized capital gain (loss) on investments	39,893	184,211	1,603
Change in unrealized appreciation (depreciation)	148,181	312,722	1,086,762

Net gain (loss) on investments	235,848	577,410	1,387,420

Net increase (decrease) in net assets from operations	221,253	588,321	1,452,153

Contract owner transactions:
Deposits	570	8,491	31,359
Terminations, withdrawals and annuity payments	(262,315)	(607,957)	(1,984,526)
Transfers between subaccounts, net	(2,432)	(59,790)	(337,506)
Maintenance charges and mortality adjustments	(2,269)	(15,845)	(203,210)

Increase (decrease) in net assets from contract transactions	(266,446)	(675,101)	(2,493,883)

Total increase (decrease) in net assets	(45,193)	(86,780)	(1,041,730)

Net assets as of December 31, 2023	$ 1,686,454	$ 4,152,903	$ 13,434,613

The accompanying notes are an integral part of these financial statements.

16

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Income and Growth ETF Asset Allocation Portfolio	Neuberger Berman AMT Mid Cap Growth Portfolio
Net assets as of December 31, 2021	$ 8,504,678	$ 18,841,810	$ 732,748

Investment income (loss):
Dividend distributions	105,090	270,013	-
Investment Expenses:
Mortality and expense risk and administrative charges	(94,842)	(221,990)	(6,774)

Net investment income (loss)	10,248	48,023	(6,774)

Increase (decrease) in net assets from operations:
Capital gain distributions	263,953	677,412	98,549
Realized capital gain (loss) on investments	60,927	(146,036)	(5,859)
Change in unrealized appreciation (depreciation)	(1,532,169)	(3,094,095)	(286,156)

Net gain (loss) on investments	(1,207,289)	(2,562,719)	(193,466)

Net increase (decrease) in net assets from operations	(1,197,041)	(2,514,696)	(200,240)

Contract owner transactions:
Deposits	7,025	938	1,111
Terminations, withdrawals and annuity payments	(1,015,553)	(1,798,443)	(93,961)
Transfers between subaccounts, net	40,206	84,838	(60,543)
Maintenance charges and mortality adjustments	(41,573)	(138,645)	3,164

Increase (decrease) in net assets from contract transactions	(1,009,895)	(1,851,312)	(150,229)

Total increase (decrease) in net assets	(2,206,936)	(4,366,008)	(350,469)

Net assets as of December 31, 2022	$ 6,297,742	$ 14,475,802	$ 382,279

Investment income (loss):
Dividend distributions	106,883	281,659	-
Investment Expenses:
Mortality and expense risk and administrative charges	(82,823)	(187,378)	(5,284)

Net investment income (loss)	24,060	94,281	(5,284)

Increase (decrease) in net assets from operations:
Capital gain distributions	138,368	130,988	-
Realized capital gain (loss) on investments	42,161	(131,652)	2,545
Change in unrealized appreciation (depreciation)	565,038	1,113,712	60,872

Net gain (loss) on investments	745,567	1,113,048	63,417

Net increase (decrease) in net assets from operations	769,627	1,207,329	58,133

Contract owner transactions:
Deposits	-	300	-
Terminations, withdrawals and annuity payments	(537,994)	(1,981,787)	(90,191)
Transfers between subaccounts, net	(254,735)	162,561	34,073
Maintenance charges and mortality adjustments	(48,527)	(146,747)	89

Increase (decrease) in net assets from contract transactions	(841,256)	(1,965,673)	(56,029)

Total increase (decrease) in net assets	(71,629)	(758,344)	2,104

Net assets as of December 31, 2023	$ 6,226,113	$ 13,717,458	$ 384,383

The accompanying notes are an integral part of these financial statements.

17

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	PIMCO CommodityReal Return® Strategy Portfolio	PIMCO Real Return Portfolio	PIMCO Total Return Portfolio
Net assets as of December 31, 2021	$ 16,214,114	$ 1,312,934	$ 3,962,933

Investment income (loss):
Dividend distributions	3,287,427	79,932	78,909
Investment Expenses:
Mortality and expense risk and administrative charges	(204,990)	(14,909)	(42,277)

Net investment income (loss)	3,082,437	65,023	36,632

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(3,947,407)	(5,365)	(76,474)
Change in unrealized appreciation (depreciation)	2,643,868	(226,900)	(543,574)

Net gain (loss) on investments	(1,303,539)	(232,265)	(620,048)

Net increase (decrease) in net assets from operations	1,778,898	(167,242)	(583,416)

Contract owner transactions:
Deposits	16,206	45	1,338
Terminations, withdrawals and annuity payments	(1,594,890)	(57,648)	(286,638)
Transfers between subaccounts, net	(4,947,926)	(38,105)	(494,541)
Maintenance charges and mortality adjustments	(98,804)	(942)	(2,661)

Increase (decrease) in net assets from contract transactions	(6,625,414)	(96,650)	(782,502)

Total increase (decrease) in net assets	(4,846,516)	(263,892)	(1,365,918)

Net assets as of December 31, 2022	$ 11,367,598	$ 1,049,042	$ 2,597,015

Investment income (loss):
Dividend distributions	1,614,321	24,169	82,418
Investment Expenses:
Mortality and expense risk and administrative charges	(138,320)	(10,351)	(32,281)

Net investment income (loss)	1,476,001	13,818	50,137

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(731,004)	(34,142)	(59,309)
Change in unrealized appreciation (depreciation)	(1,757,865)	42,054	110,362

Net gain (loss) on investments	(2,488,869)	7,912	51,053

Net increase (decrease) in net assets from operations	(1,012,868)	21,730	101,190

Contract owner transactions:
Deposits	2,593	-	13,234
Terminations, withdrawals and annuity payments	(1,138,719)	(65,302)	(251,003)
Transfers between subaccounts, net	1,208,806	(298,058)	(114,360)
Maintenance charges and mortality adjustments	(82,922)	(587)	(1,335)

Increase (decrease) in net assets from contract transactions	(10,242)	(363,947)	(353,464)

Total increase (decrease) in net assets	(1,023,110)	(342,217)	(252,274)

Net assets as of December 31, 2023	$ 10,344,488	$ 706,825	$ 2,344,741

The accompanying notes are an integral part of these financial statements.

18

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Rydex VT Inverse Government Long Bond Strategy Fund	Rydex VT Nova Fund	Templeton Developing Markets VIP Fund
Net assets as of December 31, 2021	$ 99,149	$ 222,017	$ 1,791,733

Investment income (loss):
Dividend distributions	-	745	36,856
Investment Expenses:
Mortality and expense risk and administrative charges	(1,602)	(2,276)	(18,292)

Net investment income (loss)	(1,602)	(1,531)	18,564

Increase (decrease) in net assets from operations:
Capital gain distributions	-	21,121	106,499
Realized capital gain (loss) on investments	(7,535)	1,543	(5,064)
Change in unrealized appreciation (depreciation)	50,394	(89,007)	(524,950)

Net gain (loss) on investments	42,859	(66,343)	(423,515)

Net increase (decrease) in net assets from operations	41,257	(67,874)	(404,951)

Contract owner transactions:
Deposits	-	-	1,083
Terminations, withdrawals and annuity payments	(1,460)	(1,077)	(96,365)
Transfers between subaccounts, net	(33,237)	(10,116)	15,700
Maintenance charges and mortality adjustments	(222)	(195)	(1,841)

Increase (decrease) in net assets from contract transactions	(34,919)	(11,388)	(81,423)

Total increase (decrease) in net assets	6,338	(79,262)	(486,374)

Net assets as of December 31, 2022	$ 105,487	$ 142,755	$ 1,305,359

Investment income (loss):
Dividend distributions	-	-	27,489
Investment Expenses:
Mortality and expense risk and administrative charges	(1,499)	(2,183)	(17,108)

Net investment income (loss)	(1,499)	(2,183)	10,381

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	997
Realized capital gain (loss) on investments	(67,753)	752	(22,316)
Change in unrealized appreciation (depreciation)	72,426	49,264	150,226

Net gain (loss) on investments	4,673	50,016	128,907

Net increase (decrease) in net assets from operations	3,174	47,833	139,288

Contract owner transactions:
Deposits	-	-	909
Terminations, withdrawals and annuity payments	(1,083)	(514)	(68,844)
Transfers between subaccounts, net	(24,689)	9,598	(29,072)
Maintenance charges and mortality adjustments	(182)	(151)	(989)

Increase (decrease) in net assets from contract transactions	(25,954)	8,933	(97,996)

Total increase (decrease) in net assets	(22,780)	56,766	41,292

Net assets as of December 31, 2023	$ 82,707	$ 199,521	$ 1,346,651

The accompanying notes are an integral part of these financial statements.

19

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	TVST Touchstone Balanced Fund
Net assets as of December 31, 2021	$ 4,409,552	$ 15,973,008	$ 1,363,825

Investment income (loss):
Dividend distributions	118,618	21,346	5,418
Investment Expenses:
Mortality and expense risk and administrative charges	(49,316)	(190,617)	(16,712)

Net investment income (loss)	69,302	(169,271)	(11,294)

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	260,309
Realized capital gain (loss) on investments	(72,100)	(648,267)	8,764
Change in unrealized appreciation (depreciation)	(400,944)	(1,199,775)	(500,027)

Net gain (loss) on investments	(473,044)	(1,848,042)	(230,954)

Net increase (decrease) in net assets from operations	(403,742)	(2,017,313)	(242,248)

Contract owner transactions:
Deposits	8,687	36,528	1,076
Terminations, withdrawals and annuity payments	(438,252)	(2,398,503)	(140,500)
Transfers between subaccounts, net	(33,651)	442,983	47,467
Maintenance charges and mortality adjustments	(5,834)	(100,706)	(829)

Increase (decrease) in net assets from contract transactions	(469,050)	(2,019,698)	(92,786)

Total increase (decrease) in net assets	(872,792)	(4,037,011)	(335,034)

Net assets as of December 31, 2022	$ 3,536,760	$ 11,935,997	$ 1,028,791

Investment income (loss):
Dividend distributions	116,254	377,611	15,275
Investment Expenses:
Mortality and expense risk and administrative charges	(46,437)	(161,958)	(14,699)

Net investment income (loss)	69,817	215,653	576

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(43,940)	(404,157)	(30,685)
Change in unrealized appreciation (depreciation)	601,455	2,259,249	198,387

Net gain (loss) on investments	557,515	1,855,092	167,702

Net increase (decrease) in net assets from operations	627,332	2,070,745	168,278

Contract owner transactions:
Deposits	17,502	6,917	-
Terminations, withdrawals and annuity payments	(531,726)	(1,798,204)	(149,921)
Transfers between subaccounts, net	(122,062)	(698,376)	160,886
Maintenance charges and mortality adjustments	(13,022)	(125,815)	(494)

Increase (decrease) in net assets from contract transactions	(649,308)	(2,615,478)	10,471

Total increase (decrease) in net assets	(21,976)	(544,733)	178,749

Net assets as of December 31, 2023	$ 3,514,784	$ 11,391,264	$ 1,207,540

The accompanying notes are an integral part of these financial statements.

20

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	TVST Touchstone Bond Fund	TVST Touchstone Common Stock Fund	TVST Touchstone Small Company Fund
Net assets as of December 31, 2021	$ 15,193,369	$ 65,174,465	$ 10,300,501

Investment income (loss):
Dividend distributions	256,700	199,305	2,628
Investment Expenses:
Mortality and expense risk and administrative charges	(177,029)	(697,782)	(112,274)

Net investment income (loss)	79,671	(498,477)	(109,646)

Increase (decrease) in net assets from operations:
Capital gain distributions	97,404	6,504,108	2,185,557
Realized capital gain (loss) on investments	(208,945)	2,176,638	213,586
Change in unrealized appreciation (depreciation)	(2,233,608)	(19,825,990)	(3,881,570)

Net gain (loss) on investments	(2,345,149)	(11,145,244)	(1,482,427)

Net increase (decrease) in net assets from operations	(2,265,478)	(11,643,721)	(1,592,073)

Contract owner transactions:
Deposits	19,254	67,563	8,804
Terminations, withdrawals and annuity payments	(1,247,819)	(5,189,578)	(794,309)
Transfers between subaccounts, net	112,506	(2,975,548)	(439,064)
Maintenance charges and mortality adjustments	(106,823)	(392,628)	(54,731)

Increase (decrease) in net assets from contract transactions	(1,222,882)	(8,490,191)	(1,279,300)

Total increase (decrease) in net assets	(3,488,360)	(20,133,912)	(2,871,373)

Net assets as of December 31, 2022	$ 11,705,009	$ 45,040,553	$ 7,429,128

Investment income (loss):
Dividend distributions	501,331	193,358	15,454
Investment Expenses:
Mortality and expense risk and administrative charges	(148,469)	(632,099)	(96,556)

Net investment income (loss)	352,862	(438,741)	(81,102)

Increase (decrease) in net assets from operations:
Capital gain distributions	-	2,922,187	31,832
Realized capital gain (loss) on investments	(169,235)	770,070	17,934
Change in unrealized appreciation (depreciation)	331,443	7,199,791	1,041,449

Net gain (loss) on investments	162,208	10,892,048	1,091,215

Net increase (decrease) in net assets from operations	515,070	10,453,307	1,010,113

Contract owner transactions:
Deposits	2,861	8,866	1,292
Terminations, withdrawals and annuity payments	(1,383,720)	(5,311,145)	(845,801)
Transfers between subaccounts, net	332,763	(1,953,504)	(89,842)
Maintenance charges and mortality adjustments	(112,047)	(395,179)	(53,688)

Increase (decrease) in net assets from contract transactions	(1,160,143)	(7,650,962)	(988,039)

Total increase (decrease) in net assets	(645,073)	2,802,345	22,074

Net assets as of December 31, 2023	$ 11,059,936	$ 47,842,898	$ 7,451,202

The accompanying notes are an integral part of these financial statements.

21

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Virtus Duff & Phelps Real Estate Securities Series	Virtus KAR Capital Growth Series	Virtus KAR Enhanced Core Equity Series
Net assets as of December 31, 2021	$ 34,075,994	$ 44,995,935	$ 36,751,846

Investment income (loss):
Dividend distributions	233,563	-	785,495
Investment Expenses:
Mortality and expense risk and administrative charges	(333,109)	(399,791)	(454,741)

Net investment income (loss)	(99,546)	(399,791)	330,754

Increase (decrease) in net assets from operations:
Capital gain distributions	571,844	5,054,547	1,318,815
Realized capital gain (loss) on investments	(71,841)	(661,321)	173,291
Change in unrealized appreciation (depreciation)	(8,868,236)	(20,257,960)	(4,131,162)

Net gain (loss) on investments	(8,368,233)	(15,864,734)	(2,639,056)

Net increase (decrease) in net assets from operations	(8,467,779)	(16,264,525)	(2,308,302)

Contract owner transactions:
Deposits	43,128	27,097	57,764
Terminations, withdrawals and annuity payments	(2,697,573)	(2,436,757)	(3,330,408)
Transfers between subaccounts, net	(2,113,107)	(102,714)	(581,552)
Maintenance charges and mortality adjustments	(122,209)	(29,616)	(234,458)

Increase (decrease) in net assets from contract transactions	(4,889,761)	(2,541,990)	(4,088,654)

Total increase (decrease) in net assets	(13,357,540)	(18,806,515)	(6,396,956)

Net assets as of December 31, 2022	$ 20,718,454	$ 26,189,420	$ 30,354,890

Investment income (loss):
Dividend distributions	448,699	-	834,531
Investment Expenses:
Mortality and expense risk and administrative charges	(272,322)	(372,653)	(384,371)

Net investment income (loss)	176,377	(372,653)	450,160

Increase (decrease) in net assets from operations:
Capital gain distributions	215,102	1,981,891	255,610
Realized capital gain (loss) on investments	(59,572)	340,409	(64,460)
Change in unrealized appreciation (depreciation)	1,626,803	6,254,961	(675,818)

Net gain (loss) on investments	1,782,333	8,577,261	(484,668)

Net increase (decrease) in net assets from operations	1,958,710	8,204,608	(34,508)

Contract owner transactions:
Deposits	58,867	84,204	149,918
Terminations, withdrawals and annuity payments	(1,972,710)	(2,626,809)	(3,156,868)
Transfers between subaccounts, net	1,286,040	(589,622)	297,042
Maintenance charges and mortality adjustments	(110,226)	(38,602)	55,655

Increase (decrease) in net assets from contract transactions	(738,029)	(3,170,829)	(2,654,253)

Total increase (decrease) in net assets	1,220,681	5,033,779	(2,688,761)

Net assets as of December 31, 2023	$ 21,939,135	$ 31,223,199	$ 27,666,129

The accompanying notes are an integral part of these financial statements.

22

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Virtus KAR Small- Cap Growth Series	Virtus KAR Small- Cap Value Series	Virtus Newfleet Multi-Sector Intermediate Bond Series
Net assets as of December 31, 2021	$ 35,984,482	$ 41,997,589	$ 43,588,322

Investment income (loss):
Dividend distributions	-	65,404	1,178,512
Investment Expenses:
Mortality and expense risk and administrative charges	(335,674)	(428,789)	(493,633)

Net investment income (loss)	(335,674)	(363,385)	684,879

Increase (decrease) in net assets from operations:
Capital gain distributions	2,715,025	2,174,950	-
Realized capital gain (loss) on investments	(419,164)	(311,547)	(485,228)
Change in unrealized appreciation (depreciation)	(12,876,907)	(11,841,879)	(4,710,978)

Net gain (loss) on investments	(10,581,046)	(9,978,476)	(5,196,206)

Net increase (decrease) in net assets from operations	(10,916,720)	(10,341,861)	(4,511,327)

Contract owner transactions:
Deposits	45,333	46,714	56,011
Terminations, withdrawals and annuity payments	(1,716,861)	(3,372,583)	(4,734,192)
Transfers between subaccounts, net	(639,621)	812,992	(1,093,983)
Maintenance charges and mortality adjustments	(25,831)	(135,623)	(208,881)

Increase (decrease) in net assets from contract transactions	(2,336,980)	(2,648,500)	(5,981,045)

Total increase (decrease) in net assets	(13,253,700)	(12,990,361)	(10,492,372)

Net assets as of December 31, 2022	$ 22,730,782	$ 29,007,228	$ 33,095,950

Investment income (loss):
Dividend distributions	-	153,752	1,424,892
Investment Expenses:
Mortality and expense risk and administrative charges	(300,081)	(377,133)	(418,326)

Net investment income (loss)	(300,081)	(223,381)	1,006,566

Increase (decrease) in net assets from operations:
Capital gain distributions	1,568,404	1,149,775	-
Realized capital gain (loss) on investments	(134,399)	(211,281)	(339,876)
Change in unrealized appreciation (depreciation)	2,820,783	4,068,499	1,541,216

Net gain (loss) on investments	4,254,788	5,006,993	1,201,340

Net increase (decrease) in net assets from operations	3,954,707	4,783,612	2,207,906

Contract owner transactions:
Deposits	131,910	119,752	45,268
Terminations, withdrawals and annuity payments	(2,626,509)	(3,248,752)	(3,994,219)
Transfers between subaccounts, net	(124,896)	528,061	(34,450)
Maintenance charges and mortality adjustments	(48,444)	(129,926)	(204,078)

Increase (decrease) in net assets from contract transactions	(2,667,939)	(2,730,865)	(4,187,479)

Total increase (decrease) in net assets	1,286,768	2,052,747	(1,979,573)

Net assets as of December 31, 2023	$ 24,017,550	$ 31,059,975	$ 31,116,377

The accompanying notes are an integral part of these financial statements.

23

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Virtus SGA International Growth Series	Virtus Strategic Allocation Series	Wanger Acorn
Net assets as of December 31, 2021	$ 91,928,995	$ 15,868,335	$ 35,088,271

Investment income (loss):
Dividend distributions	-	27,928	-
Investment Expenses:
Mortality and expense risk and administrative charges	(959,533)	(147,176)	(322,263)

Net investment income (loss)	(959,533)	(119,248)	(322,263)

Increase (decrease) in net assets from operations:
Capital gain distributions	1,968,251	796,052	8,592,404
Realized capital gain (loss) on investments	(695,744)	(175,065)	(90,170)
Change in unrealized appreciation (depreciation)	(18,310,640)	(5,362,145)	(19,986,383)

Net gain (loss) on investments	(17,038,133)	(4,741,158)	(11,484,149)

Net increase (decrease) in net assets from operations	(17,997,666)	(4,860,406)	(11,806,412)

Contract owner transactions:
Deposits	92,152	47,922	27,988
Terminations, withdrawals and annuity payments	(7,385,444)	(978,194)	(1,721,861)
Transfers between subaccounts, net	3,289,033	(193,863)	(158,420)
Maintenance charges and mortality adjustments	(406,739)	(8,064)	(20,320)

Increase (decrease) in net assets from contract transactions	(4,410,998)	(1,132,199)	(1,872,613)

Total increase (decrease) in net assets	(22,408,664)	(5,992,605)	(13,679,025)

Net assets as of December 31, 2022	$ 69,520,331	$ 9,875,730	$ 21,409,246

Investment income (loss):
Dividend distributions	68,945	114,378	-
Investment Expenses:
Mortality and expense risk and administrative charges	(901,664)	(131,711)	(321,077)

Net investment income (loss)	(832,719)	(17,333)	(321,077)

Increase (decrease) in net assets from operations:
Capital gain distributions	-	650,778	-
Realized capital gain (loss) on investments	(3,459,598)	(55,749)	42,517
Change in unrealized appreciation (depreciation)	14,950,150	1,348,927	4,724,195

Net gain (loss) on investments	11,490,552	1,943,956	4,766,712

Net increase (decrease) in net assets from operations	10,657,833	1,926,623	4,445,635

Contract owner transactions:
Deposits	78,446	25,673	124,711
Terminations, withdrawals and annuity payments	(7,701,860)	(1,073,409)	(1,826,923)
Transfers between subaccounts, net	(2,600,012)	(214,807)	2,838,775
Maintenance charges and mortality adjustments	(449,502)	(7,539)	(19,446)

Increase (decrease) in net assets from contract transactions	(10,672,928)	(1,270,082)	1,117,117

Total increase (decrease) in net assets	(15,095)	656,541	5,562,752

Net assets as of December 31, 2023	$ 69,505,236	$ 10,532,271	$ 26,971,998

The accompanying notes are an integral part of these financial statements.

24

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Wanger International	Wanger Select (a)
Net assets as of December 31, 2021	$ 41,070,177	$ 5,183,152

Investment income (loss):
Dividend distributions	260,344	-
Investment Expenses:
Mortality and expense risk and administrative charges	(374,507)	(44,695)

Net investment income (loss)	(114,163)	(44,695)

Increase (decrease) in net assets from operations:
Capital gain distributions	5,149,162	1,757,009
Realized capital gain (loss) on investments	209,797	(98,441)
Change in unrealized appreciation (depreciation)	(19,272,028)	(3,418,577)

Net gain (loss) on investments	(13,913,069)	(1,760,009)

Net increase (decrease) in net assets from operations	(14,027,232)	(1,804,704)

Contract owner transactions:
Deposits	41,812	13,385
Terminations, withdrawals and annuity payments	(2,377,375)	(454,473)
Transfers between subaccounts, net	1,736,632	91,950
Maintenance charges and mortality adjustments	(97,629)	(7,505)

Increase (decrease) in net assets from contract transactions	(696,560)	(356,643)

Total increase (decrease) in net assets	(14,723,792)	(2,161,347)

Net assets as of December 31, 2022	$ 26,346,385	$ 3,021,805

Investment income (loss):
Dividend distributions	84,347	-
Investment Expenses:
Mortality and expense risk and administrative charges	(353,018)	(12,077)

Net investment income (loss)	(268,671)	(12,077)

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-
Realized capital gain (loss) on investments	37,465	(2,554,178)
Change in unrealized appreciation (depreciation)	4,137,247	2,839,069

Net gain (loss) on investments	4,174,712	284,891

Net increase (decrease) in net assets from operations	3,906,041	272,814

Contract owner transactions:
Deposits	55,667	4,260
Terminations, withdrawals and annuity payments	(2,367,372)	(220,448)
Transfers between subaccounts, net	46,911	(3,077,710)
Maintenance charges and mortality adjustments	(101,314)	(721)

Increase (decrease) in net assets from contract transactions	(2,366,108)	(3,294,619)

Total increase (decrease) in net assets	1,539,933	(3,021,805)

Net assets as of December 31, 2023	$ 27,886,318	$ -

(a) Merger. See Note 2.

The accompanying notes are an integral part of these financial statements.

25

PHL Variable Accumulation Account

Notes to Financial Statements

December 31, 2023

Note 1. Organization

The PHL Variable Accumulation Account (the “Separate Account”), is a separate account of PHL Variable Insurance Company (“PHL”, ”PHL Variable”, the Company, “we” or “us”). PHL is a wholly-owned subsidiary of PHL Delaware, LLC (“PHL Delaware” or the “Parent”). PHL is a provider of life insurance and annuity products. In November 2019,

PHL stopped marketing and selling new business.

The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended and was established on December 7, 1994. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount	Share Class

AB VPS Balanced Hedged Allocation Portfolio	Class B
Alger Capital Appreciation Portfolio	Class I-2
AMT Sustainable Equity Portfolio	Class S
Calvert VP S&P MidCap 400 Index Portfolio	Class I
DWS Equity 500 Index VIP	Class A
DWS Small Cap Index VIP	Class A
Federated Hermes Fund for U.S. Government Securities II	Primary
Federated Hermes Government Money Fund II	Service
Federated Hermes High Income Bond Fund II	Primary
Fidelity® VIP Contrafund® Portfolio	Service Class
Fidelity® VIP Growth Opportunities Portfolio	Service Class
Fidelity® VIP Growth Portfolio	Service Class
Fidelity® VIP Investment Grade Bond Portfolio	Service Class
Franklin Income VIP Fund	Class 2
Franklin Mutual Shares VIP Fund	Class 2
FTVIP Franklin DynaTech Fund	Class 2
Guggenheim VT Long Short Equity Fund	-
Invesco V.I. American Franchise Fund	Series I
Invesco V.I. Capital Appreciation Fund	Series II
Invesco V.I. Core Equity Fund	Series I
Invesco V.I. Equity and Income Fund	Series II
Invesco V.I. Global Fund	Series II
Invesco V.I. Main Street Mid Cap Fund®	Series I
Invesco V.I. Main Street Small Cap Fund®	Series II
Lazard Retirement US Small Cap Equity Select Portfolio	Service
Lord Abbett Series Fund Bond Debenture Portfolio	Class VC
Lord Abbett Series Fund Growth and Income Portfolio	Class VC
Lord Abbett Series Fund Mid Cap Stock Portfolio	Class VC
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Class II
Morningstar Balanced ETF Asset Allocation Portfolio	Class II
Morningstar Growth ETF Asset Allocation Portfolio	Class II
Morningstar Income and Growth ETF Asset Allocation Portfolio	Class II
Neuberger Berman AMT Mid Cap Growth Portfolio	S Class
PIMCO CommodityReal Return® Strategy Portfolio	Advisor Class
PIMCO Real Return Portfolio	Advisor Class
PIMCO Total Return Portfolio	Advisor Class

26

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 1. Organization (continued)

Subaccount	Share Class

Rydex VT Inverse Government Long Bond Strategy Fund	-
Rydex VT Nova Fund	-
Templeton Developing Markets VIP Fund	Class 2
Templeton Foreign VIP Fund	Class 2
Templeton Growth VIP Fund	Class 2
TVST Touchstone Balanced Fund	-
TVST Touchstone Bond Fund	-
TVST Touchstone Common Stock Fund	-
TVST Touchstone Small Company Fund	-
Virtus Duff & Phelps Real Estate Securities Series	Class A
Virtus KAR Capital Growth Series	Class A
Virtus KAR Enhanced Core Equity Series	Class A
Virtus KAR Small-Cap Growth Series	Class A
Virtus KAR Small-Cap Value Series	Class A
Virtus Newfleet Multi-Sector Intermediate Bond Series	Class A
Virtus SGA International Growth Series	Class A
Virtus Strategic Allocation Series	Class A
Wanger Acorn	-
Wanger International	-
Wanger Select	-

Fifty-six subaccounts are currently offered by the Separate Account, all of which had activity.

Additionally, contract owners may direct the allocation of their premium payments and contract value between the Separate Account, the Guaranteed Interest Account (“GIA”) and/or the Market Value Adjusted Guaranteed Interest Account (“MVA”). The MVA was closed to new investment effective May 1, 2013.

PHL Variable and the Separate Account are subject to regulation by the State of Connecticut Department of Insurance and the U.S. Securities and Exchange Commission (“SEC”). The assets and liabilities of the Separate Account are clearly identified and distinguished from PHL Variable’s other asset and liabilities. Premium payments and contract value allocated by a contract owner to the GIA are not legally insulated and are subject to claims against PHL Variable’s general account assets.

Note 2. Additions, Mergers, Liquidations and Name Changes

A. Additions

There were no fund additions in 2022 or 2023.

B. Mergers

As a result of restructuring, the following underlying fund that was previously offered is no longer available as an investment option to our Contract Owners. Any Contract Owner allocations that remained in this fund were redeemed and used to purchase shares of the surviving fund as indicated:

Date	Surviving Subaccount	Closed Subaccount

April 21, 2023	Wanger Acorn	Wanger Select

27

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 2. Additions, Mergers, Liquidations and Name Changes (continued)

C. Liquidations

There were no fund liquidations in 2022 or 2023.

D. Name Changes

During the last two years the following subaccount name changes were made effective:

Date	New Name	Old Name

May 2, 2022	AB VPS Balanced Hedged Allocation Portfolio	AB VPS Balanced Wealth Strategy Portfolio
May 2, 2022	Wanger Acorn	Wanger USA
September 1, 2023	Lazard Retirement US Small Cap Equity Select Portfolio	Lazard Retirement US Small -Mid Cap Equity

Note 3. Significant Accounting Policies

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holder’s investments in the funds and the amounts reported in the statements of net assets. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Contracts in Payout (Annuitization) Period

Net assets allocated to contracts in the payout period are computed according to the 1983a Individual Annuitant Mortality Table, or Annuity 2000 Mortality Table depending on the particular product. The assumed interest return is also dependent on the particular product, and could range from 2.5 percent to 6 percent, as regulated by the laws of the respective states. During the payout period, the mortality risk is fully borne by PHL and may result in additional amounts being transferred into the Separate Account from PHL to cover greater longevity of annuitants than expected. Conversely, if amounts allocated during the payout period exceed amounts required, transfers of excess amounts from the Separate Account may be made to PHL. These amounts will appear in the “Maintenance charges and mortality adjustments” of the Statements of Operations and Change in Net Assets.

28

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 3. Significant Accounting Policies (continued)

Annuity Assets

Annuity Assets relate to contracts that have annuitized and are in the payout period. Such assets are computed on the basis of published mortality tables using assumed interest rates that will provide assets as prescribed by law. In cases where the payout option selected is life contingent, PHL periodically recalculates the required annuity assets, and any resulting adjustment is either charged or credited to PHL and not to the Separate Account.

The annuity assets for December 31, 2023 by subaccount are as follows:

Subaccount	Annuity Assets

AB VPS Balanced Hedged Allocation Portfolio	$ 454
AMT Sustainable Equity Portfolio	2,897
Calvert VP S&P MidCap 400 Index Portfolio	65
DWS Equity 500 Index VIP	6,072
DWS Small Cap Index VIP	13
Federated Hermes Fund for U.S. Government Securities II	5,302
Federated Hermes Government Money Fund II	874
Federated Hermes High Income Bond Fund II	547
Fidelity® VIP Contrafund® Portfolio	1,558
Fidelity® VIP Growth Opportunities Portfolio	5,664
Fidelity® VIP Growth Portfolio	3,661
Fidelity® VIP Investment Grade Bond Portfolio	1,607
Franklin Income VIP Fund	2,452
Franklin Mutual Shares VIP Fund	3,272
FTVIP Franklin DynaTech Fund	585
Invesco V.I. American Franchise Fund	2,431
Invesco V.I. Core Equity Fund	298
Invesco V.I. Global Fund	121
Invesco V.I. Main Street Mid Cap Fund®	393
Invesco V.I. Main Street Small Cap Fund®	1,826
Lazard Retirement US Small Cap Equity Select Portfolio	123
Lord Abbett Series Fund Bond Debenture Portfolio	178
Lord Abbett Series Fund Growth and Income Portfolio	5,862
Lord Abbett Series Fund Mid Cap Stock Portfolio	2,152
Morningstar Balanced ETF Asset Allocation Portfolio	1,348
Morningstar Growth ETF Asset Allocation Portfolio	899
Morningstar Income and Growth ETF Asset Allocation Portfolio	129
Neuberger Berman AMT Mid Cap Growth Portfolio	561
PIMCO CommodityReal Return® Strategy Portfolio	1,230
PIMCO Real Return Portfolio	11
PIMCO Total Return Portfolio	140
Templeton Developing Markets VIP Fund	141
Templeton Foreign VIP Fund	245
Templeton Growth VIP Fund	2,675
TVST Touchstone Balanced Fund	7
TVST Touchstone Bond Fund	1,025
TVST Touchstone Common Stock Fund	5,413
TVST Touchstone Small Company Fund	849
Virtus Duff & Phelps Real Estate Securities Series	3,179
Virtus KAR Capital Growth Series	5,214
Virtus KAR Enhanced Core Equity Series	112,873
Virtus KAR Small-Cap Growth Series	2,335
Virtus KAR Small-Cap Value Series	3,166

29

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 3. Significant Accounting Policies (continued)

Subaccount	Annuity Assets

Virtus Newfleet Multi-Sector Intermediate Bond Series	$ 8,767
Virtus SGA International Growth Series	8,820
Virtus Strategic Allocation Series	1,597
Wanger Acorn	1,890
Wanger International	3,142

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Separate Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of PHL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, PHL does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. PHL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change such as possibility for elevated mortality and investment market volatility.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Separate Account invests in shares of open-end mutual funds, which process contract holders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs). The fair value of the Separate Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Separate Account measures the fair value of its investment in the Fund on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.

30

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 3. Significant Accounting Policies (continued)

• Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.

Investments in Fund shares are valued using the reported net asset value of the respective Funds at the end of each New York Stock Exchange business day, as determined by the respective Funds. Investments held by the Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2023.

The Separate Account had no financial liabilities as of December 31, 2023.

31

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 4. Purchases and Proceeds from Sales of Investments

The cost of investment purchases and proceeds from investments sold for the years ended December 31, 2023 and 2022, were as follows:

	2023		2022
Subaccount	Cost of Purchases	Proceeds from Sales	Cost of Purchases	Proceeds from Sales

AB VPS Balanced Hedged Allocation Portfolio	$ 214,041	$ 711,993	$ 595,993	$ 764,720
Alger Capital Appreciation Portfolio	10,689	510,620	275,350	353,081
AMT Sustainable Equity Portfolio	426,519	3,477,931	2,443,160	4,341,986
Calvert VP S&P MidCap 400 Index Portfolio	158,684	105,853	307,464	339,235
DWS Equity 500 Index VIP	1,689,732	2,693,576	2,221,166	2,614,031
DWS Small Cap Index VIP	45,722	23,432	250,994	36,757
Federated Hermes Fund for U.S. Government Securities II	1,433,324	3,417,169	3,086,834	6,059,118
Federated Hermes Government Money Fund II	4,138,586	5,598,039	3,273,100	5,454,588
Federated Hermes High Income Bond Fund II	269,238	547,305	307,677	753,206
Fidelity® VIP Contrafund® Portfolio	1,127,038	3,513,490	2,486,558	3,809,976
Fidelity® VIP Growth Opportunities Portfolio	1,008,347	7,608,291	13,611,907	5,262,034
Fidelity® VIP Growth Portfolio	944,083	2,318,648	1,189,045	1,223,009
Fidelity® VIP Investment Grade Bond Portfolio	800,532	2,067,657	2,152,993	2,968,447
Franklin Income VIP Fund	1,956,681	2,643,436	1,481,584	3,449,887
Franklin Mutual Shares VIP Fund	1,991,854	3,203,114	2,778,844	3,573,696
FTVIP Franklin DynaTech Fund	29,791	25,741	136,794	39,353
Guggenheim VT Long Short Equity Fund	772	3,348	1,044	29,664
Invesco V.I. American Franchise Fund	636,183	2,651,968	3,624,103	987,588
Invesco V.I. Capital Appreciation Fund	34,451	60,451	256,893	77,919
Invesco V.I. Core Equity Fund	147,811	385,188	500,702	337,763
Invesco V.I. Equity and Income Fund	223,972	310,183	546,428	305,430
Invesco V.I. Global Fund	172,824	154,305	222,996	192,637
Invesco V.I. Main Street Mid Cap Fund®	7,374	62,298	178,044	134,821
Invesco V.I. Main Street Small Cap Fund®	321,550	2,077,078	2,084,655	2,444,464
Lazard Retirement US Small Cap Equity Select Portfolio (b)	7,809	27,541	127,627	28,893
Lord Abbett Series Fund Bond Debenture Portfolio	240,683	486,851	172,768	631,146
Lord Abbett Series Fund Growth and Income Portfolio	1,246,120	4,035,934	2,937,890	5,761,397
Lord Abbett Series Fund Mid Cap Stock Portfolio	68,253	301,521	156,717	388,383

(b) Name change. See Note 2.

32

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 4. Purchases and Proceeds from Sales of Investments (continued)

	2023		2022
Subaccount	Cost of Purchases	Proceeds from Sales	Cost of Purchases	Proceeds from Sales

Morningstar Aggressive Growth ETF Asset Allocation Portfolio	$ 152,291	$ 736,004	$ 236,671	$ 669,838
Morningstar Balanced ETF Asset Allocation Portfolio	877,879	3,007,974	1,829,904	2,815,952
Morningstar Growth ETF Asset Allocation Portfolio	250,099	928,928	422,250	1,157,944
Morningstar Income and Growth ETF Asset Allocation Portfolio	776,036	2,516,440	1,213,707	2,339,584
Neuberger Berman AMT Mid Cap Growth Portfolio	33,833	95,146	106,698	165,152
PIMCO CommodityReal Return® Strategy Portfolio	2,790,689	1,324,931	3,565,675	7,108,652
PIMCO Real Return Portfolio	33,078	383,208	125,234	156,861
PIMCO Total Return Portfolio	171,904	475,231	169,167	915,036
Rydex VT Inverse Government Long Bond Strategy Fund	856	28,308	222	36,744
Rydex VT Nova Fund	10,095	3,346	22,250	14,048
Templeton Developing Markets VIP Fund	52,367	138,985	195,717	152,077
Templeton Foreign VIP Fund	144,837	724,328	258,370	658,118
Templeton Growth VIP Fund	619,469	3,019,293	944,799	3,133,768
TVST Touchstone Balanced Fund	460,731	449,683	356,068	199,840
TVST Touchstone Bond Fund	783,079	1,590,360	634,233	1,680,041
TVST Touchstone Common Stock Fund	3,363,978	8,531,495	6,924,067	9,408,627
TVST Touchstone Small Company Fund	111,781	1,149,089	2,232,204	1,435,593
Virtus Duff & Phelps Real Estate Securities Series	1,747,302	2,093,852	1,119,564	5,537,026
Virtus KAR Capital Growth Series	2,452,326	4,013,916	5,517,556	3,404,790
Virtus KAR Enhanced Core Equity Series	1,977,991	3,926,474	2,915,617	5,354,701
Virtus KAR Small-Cap Growth Series	2,180,428	3,580,044	3,084,389	3,042,018
Virtus KAR Small-Cap Value Series	1,980,514	3,784,985	3,681,010	4,517,945
Virtus Newfleet Multi-Sector Intermediate Bond Series	1,941,989	5,122,903	2,981,628	8,277,793
Virtus SGA International Growth Series	412,018	11,917,667	5,084,003	8,486,283
Virtus Strategic Allocation Series	845,751	1,482,387	940,617	1,396,013
Wanger Acorn	3,570,971	2,774,931	8,917,530	2,520,002
Wanger International	453,218	3,087,997	7,108,427	2,769,988
Wanger Select (a)	19,176	3,325,873	2,211,981	856,309

(a) Merger. See Note 2.

33

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 5. Related Party Transactions and Charges and Deductions

Related Party Transactions

PHL Variable and its affiliate, 1851 Securities, Inc. (“1851 Securities”), provide services to the Separate Account. PHL Variable is the insurer who provides the contract benefits as well as administrative and contract maintenance services to the Separate Account. 1851 Securities, a registered broker/dealer, is the principal underwriter and distributor for the Separate Account.

Charges and Deductions

PHL Variable makes deductions from the contract to compensate for the various expenses in selling, maintaining, underwriting, and issuing the contracts and providing guaranteed insurance benefits.

Certain charges are deducted from the contracts as a daily reduction in Unit Value. The charges are included in a separate line item entitled “Mortality and expense risk and administrative charges” in the accompanying statements of operations and changes in net assets. Other periodic charges are taken out as a transaction on a monthly basis. Those charges appear on the statements of operations and changes in net assets on line “Maintenance charges and mortality adjustments”. The contract charges are described below:

A. Contract Maintenance Charges

The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate PHL Variable for certain costs associated with maintenance. The charges assessed to the Separate Account for Contract Maintenance Charges are outlined as follows:

Administration Charge – In accordance with terms of the contracts, PHL Variable makes deductions for administrative charges at the rates below. These charges are typically a flat dollar amount but could also be waived if the account value is above a certain dollar amount.

Plan	Admin Charge
Asset Manager	None
Big Edge Choice	$35
Freedom Edge	$35
Phoenix Dimensions	$35
Phoenix Income Choice	$24
Phoenix Investor’s Edge	$35
Phoenix Premium Edge	$35
Phoenix Spectrum Edge	$35
Phoenix Spectrum Edge Plus	$35
Retirement Planner’s Edge	$35
The Phoenix Edge VA	$35

Contract Surrender Charge – In accordance with terms of the contracts, PHL Variable charges a deduction for surrender charges at the rates and schedules below. Because a contract’s value and policy duration may vary, the surrender charge may also vary.

34

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 5. Related Party Transactions and Charges and Deductions

Plan	Surrender Charge
Asset Manager	None
Big Edge Choice	Years 1-7: 7% 6% 5% 4% 3% 2% 1%; Years 8+: 0%
Freedom Edge	None
Phoenix Dimensions	5 year schedule: Years 1-5: 7% 6% 5% 4% 3%; Years 6+: 0%
7 year schedule: Years 1-7: 7% 6% 5% 4% 3% 2% 1%; Years 8+: 0%
Phoenix Income Choice	Years 1-7: 7% 6% 5% 4% 3% 2% 1%; Years 8+: 0%
Phoenix Investor’s Edge	Years 1-4: 8% 7% 7% 6%; Years 5+: 0%
Phoenix Premium Edge	Years 1-8: 8% 8% 8% 7% 6% 5% 4% 3%; Years 9+: 0%
Phoenix Spectrum Edge	Years 1-7: 7% 6% 5% 4% 3% 2% 1%; Years 8+: 0%
Phoenix Spectrum Edge Plus	Years 1-7: 7% 6% 5% 4% 3% 2% 1%; Years 8+: 0%
Retirement Planner’s Edge	None
The Phoenix Edge VA	Years 1-7: 7% 7% 6% 6% 5% 4% 3%; Years 8+: 0%

All of the above expenses are reflected as redemption of units and are included in a separate line item entitled “Maintenance charges and mortality adjustments” in the accompanying statements of operations and changes in net assets.

B. Optional Rider and Benefit Charges

PHL may deduct other charges and fees based on the selection of Other Optional Contract Riders and Benefits. These expenses are included in a separate line item entitled “Terminations, withdrawals and annuity payments” in the accompanying statements of operations and changes in net assets. This expense is reflected as redemption of units.

C. Daily M&E and Administrative Fees

As mentioned above, the M&E Fees are typically deducted daily from policy value allocated to the variable subaccounts. These expenses are included in a separate line item “Mortality and expense risk and administrative charges” in the accompanying statements of operations and changes in net assets. This expense is reflected as a daily reduction of unit values. PHL will make deductions at the rates listed below of the contract’s value for the mortality and expense cost risks and for administrative cost risks, which PHL Variable undertakes.

35

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 5. Related Party Transactions and Charges and Deductions

	Annual M&E Factor
Plan	Assessed Daily	Assessed Monthly
Asset Manager Option 1	0.125%	0.375%
Asset Manager Option 2	0.125%	0.625%
Freedom Edge	0.125%	1.475%
Phoenix Dimensions Option 1	0.125%	1.125%
Phoenix Dimensions Option 2	0.125%	1.375%
Phoenix Dimensions Option 3	0.125%	1.375%
Phoenix Dimensions Option 4	0.125%	1.625%
Phoenix Income Choice	0.000%	1.250%
Phoenix Income Choice with GPAF	0.000%	2.250%
Phoenix Investor’s Edge Option 1	0.125%	1.525%
Phoenix Investor’s Edge Option 2	0.125%	1.675%
Phoenix Investor’s Edge Option 3	0.125%	1.825%
Phoenix Investor’s Edge Option 4	0.125%	1.725%
Phoenix Premium Edge	0.125%	1.475%
Phoenix Spectrum Edge Option 1	0.125%	0.975%
Phoenix Spectrum Edge Option 2	0.125%	1.125%
Phoenix Spectrum Edge Option 3	0.125%	1.275%
Phoenix Spectrum Edge Option 4	0.125%	1.175%
Phoenix Spectrum Edge Plus Option 1	0.125%	1.075%
Phoenix Spectrum Edge Plus Option 2	0.125%	1.225%
Retirement Planner’s Edge	0.125%	1.275%
The Big Edge Choice	0.125%	1.250%
The Phoenix Edge VA Option 1	0.125%	0.775%
The Phoenix Edge VA Option 2	0.125%	1.125%
The Phoenix Edge VA Option 3	0.125%	1.225%

D. Other Charges

PHL may deduct other charges depending on the contract terms.

Certain liabilities of the Separate Account are payable to PHL Variable when these fees are not settled at the end of the period and will be shown in the liability section of the Statements of Assets and Liabilities.

36

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2023 and 2022, were as follows:

	2023			2022
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

AB VPS Balanced Hedged Allocation Portfolio	19,211	(419,035)	(399,824)	46,409	(419,745)	(373,336)
Alger Capital Appreciation Portfolio	1,183	(60,595)	(59,412)	5,295	(43,049)	(37,754)
AMT Sustainable Equity Portfolio	47,442	(2,305,230)	(2,257,788)	142,727	(3,027,823)	(2,885,096)
Calvert VP S&P MidCap 400 Index Portfolio	18,121	(26,037)	(7,916)	20,399	(130,575)	(110,176)
DWS Equity 500 Index VIP	79,609	(317,175)	(237,566)	98,608	(298,863)	(200,255)
DWS Small Cap Index VIP	10,754	(6,565)	4,189	67,683	(11,663)	56,020
Federated Hermes Fund for U.S. Government Securities II	382,444	(1,271,992)	(889,548)	965,293	(2,237,325)	(1,272,032)
Federated Hermes Government Money Fund II	3,892,546	(6,100,493)	(2,207,947)	3,489,723	(5,917,781)	(2,428,058)
Federated Hermes High Income Bond Fund II	18,184	(104,627)	(86,443)	17,196	(155,732)	(138,536)
Fidelity® VIP Contrafund® Portfolio	37,103	(395,317)	(358,214)	172,542	(438,995)	(266,453)
Fidelity® VIP Growth Opportunities Portfolio	207,226	(1,074,550)	(867,324)	939,377	(778,928)	160,449
Fidelity® VIP Growth Portfolio	61,309	(271,901)	(210,592)	37,558	(155,883)	(118,325)
Fidelity® VIP Investment Grade Bond Portfolio	343,828	(1,422,933)	(1,079,105)	560,727	(2,015,227)	(1,454,500)
Franklin Income VIP Fund	450,069	(1,359,118)	(909,049)	362,544	(1,830,011)	(1,467,467)
Franklin Mutual Shares VIP Fund	291,408	(1,181,313)	(889,905)	309,489	(1,521,142)	(1,211,653)
FTVIP Franklin DynaTech Fund	8,702	(7,205)	1,497	3,405	(11,479)	(8,074)
Guggenheim VT Long Short Equity Fund	191	(614)	(423)	176	(14,157)	(13,981)
Invesco V.I. American Franchise Fund	133,021	(792,668)	(659,647)	232,137	(303,477)	(71,340)
Invesco V.I. Capital Appreciation Fund	11,801	(17,134)	(5,333)	1,896	(24,633)	(22,737)
Invesco V.I. Core Equity Fund	33,652	(137,090)	(103,438)	54,814	(121,349)	(66,535)
Invesco V.I. Equity and Income Fund	52,067	(123,250)	(71,183)	137,279	(118,813)	18,466
Invesco V.I. Global Fund	27,049	(61,273)	(34,224)	22,738	(70,699)	(47,961)
Invesco V.I. Main Street Mid Cap Fund®	2,178	(19,708)	(17,530)	5,907	(48,561)	(42,654)
Invesco V.I. Main Street Small Cap Fund®	87,279	(740,144)	(652,865)	78,442	(867,356)	(788,914)
Lazard Retirement US Small Cap Equity Select Portfolio (b)	2,916	(8,235)	(5,319)	5,671	(8,558)	(2,887)

(b) Name change. See Note 2.

37

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions (continued)

	2023			2022
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Lord Abbett Series Fund Bond Debenture Portfolio	69,828	(233,792)	(163,964)	30,159	(293,179)	(263,020)
Lord Abbett Series Fund Growth and Income Portfolio	223,648	(1,492,167)	(1,268,519)	196,665	(2,186,585)	(1,989,920)
Lord Abbett Series Fund Mid Cap Stock Portfolio	6,267	(123,917)	(117,650)	14,534	(166,290)	(151,756)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	4,138	(332,082)	(327,944)	7,340	(303,457)	(296,117)
Morningstar Balanced ETF Asset Allocation Portfolio	200,483	(1,760,499)	(1,560,016)	519,243	(1,575,929)	(1,056,686)
Morningstar Growth ETF Asset Allocation Portfolio	3,002	(458,027)	(455,025)	29,833	(577,581)	(547,748)
Morningstar Income and Growth ETF Asset Allocation Portfolio	274,107	(1,758,723)	(1,484,616)	193,778	(1,543,788)	(1,350,010)
Neuberger Berman AMT Mid Cap Growth Portfolio	18,871	(52,987)	(34,116)	4,501	(87,670)	(83,169)
PIMCO CommodityReal Return® Strategy Portfolio	1,733,663	(1,707,306)	26,357	335,440	(8,178,520)	(7,843,080)
PIMCO Real Return Portfolio	6,487	(262,080)	(255,593)	29,387	(95,440)	(66,053)
PIMCO Total Return Portfolio	61,595	(313,255)	(251,660)	58,331	(571,939)	(513,608)
Rydex VT Inverse Government Long Bond Strategy Fund	3,391	(90,720)	(87,329)	995	(142,797)	(141,802)
Rydex VT Nova Fund	1,679	(205)	1,474	75	(2,169)	(2,094)
Templeton Developing Markets VIP Fund	18,770	(69,393)	(50,623)	26,060	(73,366)	(47,306)
Templeton Foreign VIP Fund	10,347	(253,664)	(243,317)	51,378	(246,676)	(195,298)
Templeton Growth VIP Fund	149,389	(1,563,031)	(1,413,642)	577,874	(1,966,355)	(1,388,481)
TVST Touchstone Balanced Fund	193,311	(197,441)	(4,130)	36,594	(83,653)	(47,059)
TVST Touchstone Bond Fund	252,948	(1,151,504)	(898,556)	225,242	(1,186,017)	(960,775)
TVST Touchstone Common Stock Fund	75,416	(2,368,456)	(2,293,040)	77,168	(2,767,106)	(2,689,938)
TVST Touchstone Small Company Fund	25,301	(357,053)	(331,752)	18,316	(456,161)	(437,845)
Virtus Duff & Phelps Real Estate Securities Series	394,155	(454,068)	(59,913)	62,910	(1,289,520)	(1,226,610)
Virtus KAR Capital Growth Series	118,065	(904,265)	(786,200)	109,726	(799,394)	(689,668)
Virtus KAR Enhanced Core Equity Series	211,527	(815,927)	(604,400)	256,321	(1,417,175)	(1,160,854)
Virtus KAR Small-Cap Growth Series	34,934	(190,280)	(155,346)	22,050	(155,054)	(133,004)
Virtus KAR Small-Cap Value Series	199,735	(815,565)	(615,830)	337,766	(875,726)	(537,960)

38

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions (continued)

	2023			2022
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Virtus Newfleet Multi-Sector Intermediate Bond Series	194,053	(1,816,306)	(1,622,253)	474,845	(2,598,668)	(2,123,823)
Virtus SGA International Growth Series	150,479	(5,613,423)	(5,462,944)	1,852,358	(3,879,825)	(2,027,467)
Virtus Strategic Allocation Series	19,348	(302,994)	(283,646)	26,880	(272,176)	(245,296)
Wanger Acorn	432,795	(271,892)	160,903	42,102	(236,298)	(194,196)
Wanger International	134,961	(779,513)	(644,552)	728,536	(582,868)	145,668
Wanger Select (a)	3,101	(493,510)	(490,409)	61,170	(111,845)	(50,675)

(a) Merger. See Note 2.

39

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights

The Separate Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s subaccount balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding unit values and total returns. The summary may not reflect the minimum and maximum contract charges offered by the Separate Account as contract owners may not have selected all available and applicable contract options as discussed in Note 5.

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total return ratios for each of the five years in the period ended December 31, 2023, were as follows:

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

AB VPS Balanced Hedged Allocation Portfolio
2023	1,815,475	1.62	1.88	3,092,969	0.89	0.90	1.80	10.20	11.90
2022	2,215,299	1.47	1.68	3,401,165	2.99	0.90	1.80	(20.54)	(20.00)
2021	2,588,635	1.85	2.10	4,996,572	0.25	0.90	1.80	11.33	12.35
2020	3,136,468	1.66	1.87	5,431,140	2.18	0.90	1.80	7.29	8.27
2019	3,181,065	1.55	1.72	5,113,200	2.30	0.90	1.80	16.08	17.14
Alger Capital Appreciation Portfolio
2023	346,697	11.47	9.04	3,143,822	-	0.90	1.95	40.39	41.92
2022	406,109	8.17	6.37	2,594,234	-	0.90	1.95	(37.78)	(37.12)
2021	443,863	13.13	10.13	4,484,300	-	0.90	1.95	16.81	18.05
2020	495,209	11.24	8.58	4,301,176	-	0.90	1.95	39.00	40.48
2019	540,526	8.09	6.11	3,349,079	-	0.90	1.95	30.98	32.38
AMT Sustainable Equity Portfolio
2023	15,023,754	1.53	1.59	23,449,222	0.08	0.90	1.80	24.39	25.20
2022	17,281,542	1.23	1.27	21,596,374	0.12	0.90	1.80	(20.13)	(19.11)
2021	20,166,638	1.54	1.57	31,394,439	0.17	0.90	1.80	20.95	22.05
2020	23,315,057	1.27	1.29	29,865,336	0.38	0.90	1.80	17.14	18.21
2019	26,148,779	1.08	1.09	28,458,176	0.28	0.90	1.80	8.47	9.16

40

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Calvert VP S&P MidCap 400 Index Portfolio
2023	572,040	3.17	3.75	2,028,861	1.24	0.90	1.95	13.62	15.03
2022	579,956	2.79	3.26	1,793,233	0.93	0.90	1.95	(14.94)	(14.21)
2021	690,132	3.28	3.80	2,500,866	0.80	0.90	1.95	21.99	23.30
2020	784,944	2.69	3.08	2,315,119	1.25	0.90	1.95	11.12	12.30
2019	854,536	2.42	2.74	2,252,255	1.13	0.90	1.95	23.38	24.70
DWS Equity 500 Index VIP
2023	2,158,410	7.94	10.51	19,290,897	1.40	0.90	1.95	23.68	24.82
2022	2,395,976	6.42	8.42	17,241,498	1.26	0.90	1.95	(19.95)	(19.04)
2021	2,596,231	8.02	10.40	23,120,364	1.47	0.90	1.95	25.90	27.24
2020	3,097,691	6.37	8.18	21,788,889	1.68	0.90	1.95	15.80	17.03
2019	3,403,899	5.50	6.99	20,520,947	2.03	0.90	1.95	28.63	30.01
DWS Small Cap Index VIP
2023	193,857	2.74	3.08	573,857	1.09	0.90	1.65	15.13	15.36
2022	189,668	2.38	2.67	485,875	0.82	0.90	1.65	(21.97)	(21.24)
2021	133,648	3.05	3.39	428,382	0.85	0.90	1.65	12.62	13.47
2020	162,935	2.71	2.99	461,407	1.13	0.90	1.65	17.46	18.36
2019	206,767	2.31	2.52	494,595	1.01	0.90	1.65	23.16	24.10
Federated Hermes Fund for U.S. Government Securities II
2023	8,911,710	2.25	3.38	23,205,671	2.58	0.90	1.95	2.27	3.05
2022	9,801,258	2.20	3.28	24,831,476	1.92	0.90	1.95	(14.40)	(13.23)
2021	11,073,290	2.57	3.78	32,251,266	2.04	0.90	1.95	(3.95)	(2.93)
2020	11,244,956	2.67	3.90	34,031,638	2.46	0.90	1.95	3.16	4.27
2019	11,964,793	2.59	3.74	34,864,257	2.47	0.90	1.95	3.84	4.95
Federated Hermes Government Money Fund II
2023	17,316,152	0.84	0.96	15,761,447	4.44	0.90	1.85	2.44	3.23
2022	19,524,099	0.78	0.93	17,220,899	1.11	0.90	2.25	(1.27)	-
2021‡	21,952,157	0.79	0.93	19,402,387	0.00	0.90	2.25	(2.25)	(0.90)
2020	23,752,090	0.81	0.95	21,247,637	0.20	0.75	2.25	(2.05)	(0.55)
2019	23,260,619	0.86	0.96	21,031,845	1.63	0.75	1.85	(0.24)	0.88

41

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Federated Hermes High Income Bond Fund II
2023	717,203	5.21	6.12	3,348,334	5.99	0.90	1.95	10.38	11.88
2022	803,646	4.72	5.47	3,425,667	5.76	0.90	1.95	(13.39)	(12.62)
2021‡	942,182	5.45	6.26	4,602,978	4.94	0.90	1.95	2.81	3.91
2020	1,098,291	5.31	7.05	5,222,644	6.21	0.75	1.95	3.53	4.80
2019	1,259,642	5.12	6.72	5,800,181	6.09	0.75	1.95	12.31	13.69
Fidelity® VIP Contrafund® Portfolio
2023	2,153,472	10.99	11.11	20,774,249	0.38	0.90	1.95	30.68	32.10
2022	2,511,686	8.41	8.41	18,280,250	0.39	0.90	1.95	(27.81)	(27.00)
2021	2,778,139	11.65	11.52	27,766,702	0.05	0.90	1.95	25.22	26.56
2020	3,279,743	9.30	9.10	25,627,958	0.15	0.90	1.95	27.89	29.26
2019	3,752,889	7.27	7.04	22,762,961	0.36	0.90	1.95	28.89	30.27
Fidelity® VIP Growth Opportunities Portfolio
2023	6,357,685	11.71	10.64	48,421,248	-	0.90	1.95	42.63	44.17
2022	7,225,009	8.21	7.38	38,385,323	-	0.90	1.95	(39.36)	(38.76)
2021	7,064,560	13.54	12.05	62,241,084	-	0.90	1.95	9.65	10.82
2020	8,944,561	12.35	10.88	70,617,452	0.01	0.90	1.95	65.22	66.98
2019	11,992,676	7.48	6.51	55,997,433	0.05	0.90	1.95	37.96	39.43
Fidelity® VIP Growth Portfolio
2023	1,325,059	9.28	8.03	11,606,220	0.04	0.90	1.95	33.53	34.96
2022	1,535,651	6.95	5.95	10,113,473	0.51	0.90	1.95	(25.99)	(25.25)
2021‡	1,653,976	9.39	7.96	14,591,626	-	0.90	1.95	20.69	21.98
2020	1,925,914	7.78	13.50	14,015,990	0.06	0.75	1.95	40.95	42.67
2019	2,355,269	5.52	9.46	12,060,192	0.16	0.75	1.95	31.57	33.18
Fidelity® VIP Investment Grade Bond Portfolio
2023	11,332,603	1.28	1.50	15,689,933	2.52	0.90	1.80	4.07	4.90
2022	12,411,708	1.20	1.43	16,407,356	2.12	0.90	1.95	(14.89)	(13.33)
2021	13,866,208	1.41	1.65	21,337,464	1.95	0.90	1.95	(2.66)	(1.62)
2020	14,181,358	1.45	1.68	22,279,991	2.18	0.90	1.95	7.13	8.27
2019	14,533,933	1.35	1.55	21,179,408	2.53	0.90	1.95	7.45	8.60

42

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Franklin Income VIP Fund
2023	5,120,827	1.89	2.28	9,737,962	5.13	0.90	1.95	6.78	7.55
2022	6,029,876	1.77	2.12	10,757,187	4.80	0.90	1.95	(7.33)	(6.19)
2021	7,497,343	1.91	2.26	14,291,954	4.72	0.90	1.95	14.48	15.71
2020‡	9,008,122	1.67	1.96	14,914,238	5.85	0.90	1.95	(1.27)	(0.21)
2019	10,623,412	1.69	1.96	17,778,383	5.34	0.90	1.95	13.80	15.02
Franklin Mutual Shares VIP Fund
2023	4,802,576	4.87	7.14	13,015,900	1.83	0.90	1.95	11.19	12.44
2022	5,692,481	4.38	6.35	13,918,659	1.80	0.90	1.95	(9.32)	(8.24)
2021	6,904,134	4.83	6.92	18,015,413	2.81	0.90	1.95	16.85	18.10
2020‡	8,365,589	4.13	5.86	18,258,904	2.80	0.90	1.95	(6.89)	(5.90)
2019	9,146,506	4.44	6.23	21,835,647	1.77	0.90	1.95	20.19	21.47
FTVIP Franklin DynaTech Fund
2023	82,819	3.30	3.78	291,773	-	0.90	1.75	41.63	42.64
2022	81,322	2.33	2.65	201,223	-	0.90	1.75	(41.16)	(40.45)
2021	89,396	3.96	4.45	373,790	-	0.90	1.75	14.11	15.10
2020	95,965	3.47	3.87	350,189	-	0.90	1.75	42.36	43.58
2019	114,297	2.44	2.69	290,893	-	0.90	1.75	28.87	29.99
Guggenheim VT Long Short Equity Fund
2023	80,211	1.78	2.21	159,129	0.27	0.90	1.95	10.56	11.62
2022	80,634	1.61	1.98	143,899	0.45	0.90	1.95	(16.15)	(15.02)
2021	94,615	1.92	2.33	200,325	0.59	0.90	1.95	21.39	22.69
2020	122,464	1.58	1.90	212,594	0.89	0.90	1.95	2.88	3.98
2019	185,129	1.53	1.83	310,936	0.54	0.90	1.95	3.48	4.59
Invesco V.I. American Franchise Fund
2023	3,131,020	3.37	3.75	11,280,038	-	0.90	1.80	38.11	39.41
2022	3,790,667	2.44	2.69	9,811,743	-	0.90	1.80	(32.22)	(31.73)
2021	3,862,007	3.60	3.94	14,697,358	-	0.90	1.80	9.91	10.92
2020	4,525,574	3.28	3.55	15,580,143	0.07	0.90	1.80	39.80	41.07
2019	5,578,440	2.34	2.52	13,660,689	-	0.90	1.80	34.30	35.53

43

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Invesco V.I. Capital Appreciation Fund
2023	242,319	3.06	3.60	797,527	-	0.90	1.80	32.47	33.83
2022	247,652	2.31	2.69	611,446	-	0.90	1.80	(32.26)	(31.55)
2021	270,389	3.41	3.93	982,661	-	0.90	1.80	20.08	21.18
2020	277,485	2.84	3.24	835,903	-	0.90	1.80	33.79	35.02
2019	282,318	2.12	2.40	631,835	-	0.90	1.80	33.40	34.63
Invesco V.I. Core Equity Fund
2023	748,641	2.63	3.09	2,163,433	0.72	0.90	1.80	21.20	22.13
2022	852,079	2.17	2.53	2,021,626	0.91	0.90	1.80	(21.94)	(21.18)
2021	918,614	2.78	3.21	2,779,784	0.64	0.90	1.80	25.44	26.59
2020	1,083,869	2.22	2.54	2,602,440	1.34	0.90	1.80	11.80	12.83
2019	1,232,311	1.98	2.25	2,632,950	0.93	0.90	1.80	26.65	27.80
Invesco V.I. Equity and Income Fund
2023	597,209	2.24	2.70	1,470,081	1.71	0.90	1.95	8.21	9.31
2022	668,392	2.07	2.47	1,514,364	1.40	0.90	1.95	(9.61)	(8.52)
2021	649,926	2.29	2.70	1,611,600	1.67	0.90	1.95	16.05	17.29
2020	678,528	1.97	2.30	1,442,149	2.13	0.90	1.95	7.51	8.66
2019	752,210	1.83	2.12	1,477,904	2.14	0.90	1.95	17.67	18.93
Invesco V.I. Global Fund
2023	411,699	2.39	2.88	1,073,606	-	0.90	1.95	32.04	32.72
2022	445,923	1.81	2.17	874,851	-	0.90	1.95	(33.46)	(32.40)
2021	493,884	2.72	3.21	1,450,798	-	0.90	1.95	12.93	14.14
2020	560,444	2.41	2.81	1,450,004	0.45	0.90	1.95	24.86	26.19
2019	604,964	1.93	2.23	1,247,772	0.63	0.90	1.95	28.89	30.27
Invesco V.I. Main Street Mid Cap Fund®
2023	275,645	2.57	3.06	773,139	0.29	0.90	1.80	12.23	13.33
2022	293,175	2.29	2.70	728,472	0.34	0.90	1.80	(15.81)	(15.09)
2021	335,829	2.72	3.18	986,237	0.42	0.90	1.80	21.03	22.14
2020	407,264	2.25	2.60	982,171	0.70	0.90	1.80	7.28	8.27
2019‡	479,471	2.09	2.40	1,071,669	0.49	0.90	1.80	23.02	24.15

44

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Invesco V.I. Main Street Small Cap Fund®
2023	5,153,702	2.79	3.28	14,883,579	0.92	0.90	1.80	15.77	16.73
2022	5,806,567	2.41	2.81	14,427,763	0.24	0.90	1.80	(17.47)	(16.62)
2021	6,595,481	2.92	3.37	19,780,425	0.17	0.90	1.80	20.07	21.16
2020	8,270,058	2.43	2.78	20,550,770	0.37	0.90	1.80	17.48	18.56
2019	8,720,478	2.07	2.35	18,364,171	-	0.90	1.80	23.87	25.00
Lazard Retirement US Small Cap Equity Select Portfolio (b)
2023	145,387	2.61	3.13	420,282	-	0.90	1.85	7.85	9.06
2022	150,706	2.42	2.87	401,224	-	0.90	1.85	(17.12)	(16.33)
2021	153,593	2.92	3.43	491,129	0.05	0.90	1.85	17.66	18.79
2020	174,009	2.48	2.89	470,151	0.19	0.90	1.85	4.79	5.80
2019	175,289	2.37	2.73	448,701	-	0.90	1.85	27.53	28.76
Lord Abbett Series Fund Bond Debenture Portfolio
2023	966,813	1.85	2.25	1,973,832	4.64	0.90	1.95	4.52	5.63
2022	1,130,777	1.77	2.13	2,197,127	4.08	0.90	1.95	(14.49)	(13.77)
2021	1,393,797	2.07	2.47	3,146,681	2.75	0.90	1.95	1.27	2.35
2020	1,713,133	2.04	2.41	3,799,844	3.49	0.90	1.95	5.21	6.34
2019	2,167,870	1.94	2.27	4,483,033	3.78	0.90	1.95	11.15	12.34
Lord Abbett Series Fund Growth and Income Portfolio
2023	9,230,176	2.44	2.92	25,035,250	0.92	0.90	1.85	10.91	12.31
2022	10,498,695	2.20	2.60	25,491,188	1.22	0.90	1.85	(10.93)	(10.34)
2021	12,488,615	2.47	2.90	33,884,275	0.99	0.90	1.85	26.64	27.86
2020	14,988,276	1.95	2.27	31,932,477	1.73	0.90	1.85	0.80	1.77
2019	15,578,002	1.94	2.23	32,698,858	1.58	0.90	1.85	20.23	21.39

(b) Name change. See Note 2.

45

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Lord Abbett Series Fund Mid Cap Stock Portfolio
2023	687,518	2.21	2.70	1,686,454	0.46	0.90	1.95	13.33	14.41
2022	805,168	1.95	2.36	1,731,647	0.77	0.90	1.95	(13.33)	(11.94)
2021	956,924	2.25	2.68	2,347,979	0.56	0.90	1.95	26.19	27.54
2020	1,106,968	1.78	2.10	2,142,537	1.08	0.90	1.95	0.50	1.57
2019	1,282,603	1.77	2.07	2,451,253	0.89	0.90	1.95	20.25	21.54
Morningstar Aggressive Growth ETF Asset Allocation Portfolio
2023	1,856,574	2.09	2.36	4,152,903	1.58	0.90	1.80	14.84	15.69
2022	2,184,518	1.82	2.04	4,239,683	1.39	0.90	1.80	(14.95)	(13.92)
2021	2,480,635	2.14	2.37	5,625,404	1.06	0.90	1.80	16.21	17.27
2020	2,732,460	1.84	2.02	5,305,309	1.86	0.90	1.80	7.98	8.97
2019	2,959,996	1.70	1.85	5,290,618	1.49	0.90	1.80	19.97	21.07
Morningstar Balanced ETF Asset Allocation Portfolio
2023	7,866,266	1.62	1.82	13,434,613	1.87	0.90	1.80	10.96	11.66
2022	9,426,282	1.46	1.63	14,476,343	1.64	0.90	1.80	(14.62)	(13.76)
2021	10,482,968	1.71	1.89	18,726,090	1.29	0.90	1.80	8.80	9.79
2020	11,773,806	1.57	1.72	19,247,354	1.98	0.90	1.80	7.16	8.14
2019	13,357,542	1.46	1.59	20,311,277	1.86	0.90	1.80	14.17	15.22
Morningstar Growth ETF Asset Allocation Portfolio
2023	3,095,156	1.90	2.14	6,226,113	1.77	0.90	1.80	13.10	14.44
2022	3,550,181	1.68	1.87	6,297,742	1.49	0.90	1.80	(14.72)	(14.22)
2021	4,097,929	1.97	2.18	8,504,678	1.19	0.90	1.80	12.82	13.85
2020	4,625,890	1.75	1.92	8,450,396	1.81	0.90	1.80	8.03	9.02
2019‡	6,009,924	1.62	1.76	10,133,770	1.72	0.90	1.80	17.61	18.69
Morningstar Income and Growth ETF Asset Allocation Portfolio
2023	9,654,068	1.31	1.51	13,717,458	2.06	0.90	1.95	8.26	9.42
2022	11,138,684	1.21	1.38	14,475,802	1.67	0.90	1.95	(14.18)	(13.21)
2021	12,488,694	1.41	1.59	18,841,810	1.35	0.90	1.95	4.39	5.51
2020	13,742,075	1.35	1.51	19,742,984	1.97	0.90	1.95	6.32	7.45
2019	16,301,518	1.27	1.40	21,916,708	2.07	0.90	1.95	10.70	11.89

46

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Neuberger Berman AMT Mid Cap Growth Portfolio
2023	207,325	1.78	1.88	384,383	-	1.10	1.80	16.34	16.77
2022	241,441	1.53	1.61	382,279	-	1.10	1.80	(30.45)	(29.69)
2021	324,610	2.20	2.29	732,748	-	1.10	1.80	10.70	11.48
2020‡	362,126	1.98	2.06	735,217	-	1.10	1.80	37.20	38.18
2019	443,544	1.45	1.50	653,719	-	0.90	1.80	30.10	31.29
PIMCO CommodityReal Return® Strategy Portfolio
2023	14,780,124	0.64	0.75	10,344,488	15.58	0.90	1.80	(9.86)	(9.64)
2022	14,753,767	0.71	0.83	11,367,598	21.35	0.90	1.80	7.58	7.79
2021	22,596,847	0.66	0.77	16,214,114	4.06	0.90	1.80	30.72	31.92
2020	27,076,105	0.51	0.58	14,786,372	6.13	0.90	1.80	(0.59)	0.32
2019	25,418,313	0.51	0.58	13,896,875	4.33	0.90	1.80	9.35	10.35
PIMCO Real Return Portfolio
2023	484,192	1.32	1.56	706,825	2.91	0.90	1.80	1.54	2.63
2022	739,785	1.30	1.52	1,049,042	6.89	0.90	1.80	(13.91)	(12.64)
2021	805,838	1.51	1.74	1,312,934	4.83	0.90	1.80	3.58	4.53
2020	1,013,902	1.45	1.66	1,592,944	1.32	0.90	1.80	9.60	10.60
2019	1,265,285	1.33	1.50	1,798,126	1.55	0.90	1.80	6.38	7.36
PIMCO Total Return Portfolio
2023	1,581,605	1.34	1.62	2,344,741	3.48	0.90	1.95	3.88	5.19
2022	1,833,265	1.29	1.54	2,597,015	2.48	0.90	1.95	(16.23)	(15.38)
2021	2,346,873	1.54	1.82	3,962,933	1.72	0.90	1.95	(3.29)	(2.25)
2020	2,550,242	1.59	1.86	4,427,298	2.03	0.90	1.95	6.43	7.56
2019	2,550,975	1.53	1.73	4,141,103	2.92	0.90	1.80	6.30	7.27
Rydex VT Inverse Government Long Bond Strategy Fund
2023	313,025	0.24	0.30	82,707	-	0.90	1.95	-	3.45
2022	400,354	0.24	0.29	105,487	-	0.90	1.95	41.18	45.00
2021	542,156	0.17	0.20	99,149	-	0.90	1.95	(1.00)	0.06
2020	515,368	0.17	0.20	94,666	0.28	0.90	1.95	(22.63)	(21.80)
2019	543,963	0.22	0.26	128,057	-	0.90	1.95	(14.98)	(14.07)

47

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Rydex VT Nova Fund
2023	29,945	5.87	7.31	199,521	-	0.90	1.95	32.51	33.88
2022	28,471	4.43	5.46	142,755	0.44	0.90	1.95	(31.64)	(30.89)
2021	30,565	6.48	7.90	222,017	0.26	0.90	1.95	39.42	40.91
2020	81,724	4.65	5.61	412,939	0.97	0.90	1.95	17.69	18.95
2019	101,567	3.95	4.71	435,182	0.95	0.90	1.95	42.22	43.74
Templeton Developing Markets VIP Fund
2023	692,121	1.12	5.58	1,346,651	2.08	0.90	1.95	10.89	11.60
2022	742,744	1.01	5.00	1,305,359	2.59	0.90	1.95	(23.48)	(22.72)
2021	790,050	1.32	6.47	1,791,733	0.90	0.90	1.95	(7.58)	(6.59)
2020	848,593	1.43	6.92	2,096,596	4.13	0.90	1.95	14.90	16.13
2019	926,172	1.24	5.96	1,996,796	0.99	0.90	1.95	24.23	25.56
Templeton Foreign VIP Fund
2023	1,213,000	3.41	3.76	3,514,784	3.25	0.90	1.95	18.40	19.75
2022	1,456,317	2.88	3.14	3,536,760	3.10	0.90	1.95	(9.43)	(8.45)
2021	1,651,615	3.18	3.43	4,409,552	1.86	0.90	1.95	2.13	3.22
2020	1,796,614	3.11	3.32	4,656,283	3.42	0.90	1.95	(3.08)	(2.05)
2019	1,907,960	3.21	3.39	4,996,895	1.72	0.90	1.95	10.34	11.52
Templeton Growth VIP Fund
2023	5,814,424	3.69	5.42	11,391,264	3.29	0.90	1.95	18.65	19.91
2022	7,228,066	3.11	4.52	11,935,997	0.16	0.90	1.95	(13.13)	(12.40)
2021‡	8,616,547	3.58	5.16	15,973,008	1.10	0.90	1.95	2.83	3.93
2020‡	9,422,968	3.48	5.00	16,864,926	3.04	0.75	1.95	3.74	5.01
2019	11,470,787	3.36	4.76	20,224,953	2.81	0.75	1.95	12.91	14.29
TVST Touchstone Balanced Fund
2023	486,513	2.24	2.67	1,207,540	1.43	0.90	1.95	16.06	17.62
2022	490,643	1.93	2.27	1,028,791	0.45	0.90	1.95	(17.52)	(16.54)
2021	537,702	2.34	2.72	1,363,825	0.22	0.90	1.95	14.79	16.02
2020	610,515	2.04	2.35	1,342,138	1.32	0.90	1.95	16.84	18.09
2019	656,550	1.74	1.99	1,229,443	1.46	0.90	1.95	20.41	21.70

48

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

TVST Touchstone Bond Fund
2023	8,321,526	1.23	1.43	11,059,936	4.53	0.90	1.80	4.24	5.15
2022	9,220,082	1.18	1.36	11,705,009	1.94	0.90	1.80	(15.71)	(14.47)
2021	10,180,857	1.40	1.59	15,193,369	2.54	0.90	1.80	(2.98)	(2.09)
2020	9,347,638	1.44	1.62	14,314,151	1.67	0.90	1.80	7.74	8.73
2019	10,434,807	1.33	1.49	14,762,445	1.21	0.90	1.80	8.47	9.47
TVST Touchstone Common Stock Fund
2023	12,981,359	3.41	3.96	47,842,898	0.41	0.90	1.80	24.45	25.71
2022	15,274,399	2.74	3.15	45,040,553	0.38	0.90	1.80	(19.17)	(18.60)
2021	17,964,337	3.39	3.87	65,174,465	0.51	0.90	1.80	25.55	26.70
2020	21,754,441	2.70	3.05	62,577,227	0.60	0.90	1.80	21.45	22.57
2019	25,622,727	2.23	2.49	60,375,889	0.53	0.90	1.80	26.27	27.43
TVST Touchstone Small Company Fund
2023	2,252,276	3.06	3.55	7,451,202	0.22	0.90	1.80	14.61	15.26
2022	2,584,028	2.67	3.08	7,429,128	0.03	0.90	1.80	(16.04)	(15.15)
2021	3,021,873	3.18	3.63	10,300,501	0.06	0.90	1.80	21.94	23.06
2020	3,870,733	2.61	2.95	10,768,289	0.16	0.90	1.80	16.56	17.63
2019	3,884,416	2.24	2.51	9,229,245	0.02	0.90	1.80	19.22	20.31
Virtus Duff & Phelps Real Estate Securities Series
2023	5,444,944	10.70	19.44	21,939,135	2.17	0.90	1.95	8.85	10.08
2022	5,504,857	9.83	17.66	20,718,454	0.92	0.90	1.95	(27.51)	(26.78)
2021	6,731,467	13.56	24.12	34,075,994	0.69	0.90	1.95	43.57	45.10
2020	7,582,275	9.44	16.62	27,229,228	1.17	0.90	1.95	(3.47)	(2.43)
2019	7,610,990	9.78	17.04	29,038,487	1.59	0.90	1.95	24.94	26.27
Virtus KAR Capital Growth Series
2023	6,984,822	5.96	4.77	31,223,199	-	0.90	1.95	32.15	33.24
2022	7,771,022	4.51	3.58	26,189,420	-	0.90	1.95	(37.36)	(36.64)
2021	8,460,690	7.20	5.65	44,995,935	-	0.90	1.95	9.95	11.13
2020	9,539,632	6.55	5.08	45,806,167	-	0.90	1.95	47.30	48.88
2019	10,694,674	4.45	3.41	34,773,240	-	0.90	1.95	37.15	38.61

49

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Virtus KAR Enhanced Core Equity Series
2023	6,127,369	2.42	5.82	27,666,129	2.99	0.90	2.25	(0.82)	0.52
2022	6,731,769	2.44	5.79	30,354,890	2.38	0.90	2.25	(4.69)	(3.18)
2021	7,892,623	2.56	5.98	36,751,846	2.20	0.90	2.25	14.75	16.33
2020	9,123,504	2.23	5.14	36,633,260	1.66	0.90	2.25	12.33	13.88
2019	10,421,704	1.98	4.52	36,927,628	1.17	0.90	2.25	25.78	27.52
Virtus KAR Small-Cap Growth Series
2023	1,254,151	17.03	21.38	24,017,550	-	0.90	1.95	17.37	18.65
2022	1,409,497	14.51	18.02	22,730,782	-	0.90	1.95	(31.69)	(30.98)
2021	1,542,501	21.24	26.11	35,984,482	-	0.90	1.95	2.94	4.04
2020	1,742,552	20.63	25.09	39,309,898	-	0.90	1.95	41.83	43.34
2019	1,974,621	14.55	17.50	31,205,396	-	0.90	1.95	34.64	36.08
Virtus KAR Small-Cap Value Series
2023	6,821,317	8.62	12.69	31,059,975	0.53	0.90	1.95	16.80	18.05
2022	7,437,147	7.38	10.75	29,007,228	0.20	0.90	1.95	(25.60)	(24.83)
2021	7,975,107	9.92	14.30	41,997,589	0.11	0.90	1.95	17.39	18.64
2020	9,689,084	8.45	12.06	42,402,686	1.08	0.90	1.95	27.12	28.48
2019	10,911,873	6.65	9.38	37,485,238	0.92	0.90	1.95	22.21	23.51
Virtus Newfleet Multi-Sector Intermediate Bond Series
2023	12,153,517	4.17	6.04	31,116,377	4.52	0.90	1.95	6.65	7.86
2022	13,775,770	3.91	5.60	33,095,950	3.16	0.90	1.95	(11.34)	(10.40)
2021‡	15,899,593	4.41	6.25	43,588,322	2.80	0.90	1.95	(0.90)	0.16
2020	15,814,065	4.45	5.45	44,719,740	3.26	0.75	1.95	4.46	5.74
2019	17,139,260	4.26	5.16	46,471,448	3.53	0.75	1.95	8.32	9.64
Virtus SGA International Growth Series
2023	33,298,942	4.63	4.15	69,505,236	0.10	0.90	1.85	16.04	16.90
2022	38,761,886	3.99	3.55	69,520,331	-	0.90	1.85	(20.20)	(19.32)
2021	40,789,353	5.00	4.40	91,928,995	-	0.90	1.85	6.32	7.35
2020	44,800,636	4.70	4.10	95,572,378	-	0.90	1.85	21.35	22.53
2019	50,382,923	3.88	3.35	88,363,777	0.83	0.90	1.85	16.35	17.47

50

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Virtus Strategic Allocation Series
2023	2,165,650	4.61	6.35	10,532,271	1.12	0.90	1.95	19.74	21.18
2022	2,449,296	3.85	5.24	9,875,730	0.24	0.90	1.95	(31.86)	(31.23)
2021‡	2,694,592	5.65	7.62	15,868,335	0.38	0.90	1.95	5.48	6.60
2020	3,088,398	5.36	7.64	17,181,680	0.67	0.75	1.95	31.35	32.95
2019	3,440,359	4.08	5.74	14,393,822	1.23	0.75	1.95	23.59	25.10
Wanger Acorn
2023	2,770,613	8.08	11.14	26,971,998	-	0.90	1.95	19.35	20.69
2022	2,609,710	6.77	9.23	21,409,246	-	0.90	1.95	(34.78)	(34.07)
2021	2,803,906	10.38	14.00	35,088,271	0.73	0.90	1.95	6.78	7.92
2020	3,186,737	9.72	12.98	36,995,624	-	0.90	1.95	21.81	23.11
2019	3,603,211	7.98	10.54	33,930,831	0.26	0.90	1.95	28.55	29.92
Wanger International
2023	7,071,834	7.80	8.57	27,886,318	0.31	0.90	1.95	14.71	15.97
2022	7,716,386	6.80	7.39	26,346,385	0.91	0.90	1.95	(35.11)	(34.43)
2021	7,570,718	10.48	11.27	41,070,177	0.55	0.90	1.95	16.50	17.74
2020	8,716,626	9.00	9.57	40,332,386	2.03	0.90	1.95	12.14	13.34
2019	9,641,999	8.02	8.45	40,397,515	0.80	0.90	1.95	27.46	28.82
Wanger Select (a)
2023	-	6.73	10.46	-	-	0.90	1.80	8.72	9.19
2022	490,409	6.19	9.58	3,021,805	-	0.90	1.80	(35.99)	(35.44)
2021	541,084	9.67	14.84	5,183,152	-	0.90	1.80	3.93	4.88
2020‡	649,074	9.21	14.15	5,842,330	0.76	0.90	1.85	24.31	25.51
2019	754,302	7.41	11.27	5,468,837	0.07	0.90	1.85	26.91	28.14

(a) Merger. See Note 2.

(‡) For the noted Fund, a total return fell outside of the disclosed range. The reason for this could be either a new product offering in the given year, and/ or units in a subaccount only invested for a partial period.

(1) The investment income ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality

51

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) The expense ratios represent the annualized contract expenses of the Separate Account for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner contracts through the redemption of units and expenses of the Fund have been excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4) Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contract holders.

Note 8. Subsequent Events

The Separate Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

52

Report of Independent Registered Public Accounting Firm

To the Board of Directors of PHL Variable Insurance Company

and Contractor Owners of PHL Variable Accumulation Account:

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of the subaccounts listed in the Appendix that comprise PHL Variable Accumulation Account (the Separate Account) as of December 31, 2023, the related statements of operations and changes in net assets for each of the years in the two-year period then ended (or for the period indicated in the Appendix), and the related notes including the financial highlights in Note 7 for each of the years or periods in the five-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2023, the results of their operations and the changes in their net assets for each of the years in the two-year period then ended (or for the period indicated in the Appendix), and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the transfer agents of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more of the PHL Variable Insurance Company’s separate accounts since 2015.

Hartford, Connecticut

April 17, 2024

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

53

Appendix (2)

AB VPS Balanced Hedged Allocation Portfolio
Alger Capital Appreciation Portfolio
AMT Sustainable Equity Portfolio
Calvert VP S&P MidCap 400 Index Portfolio
DWS Equity 500 Index VIP
DWS Small Cap Index VIP
Federated Hermes Fund for U.S. Government Securities II
Federated Hermes Government Money Fund II
Federated Hermes High Income Bond Fund II
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP Growth Opportunities Portfolio
Fidelity® VIP Growth Portfolio
Fidelity® VIP Investment Grade Bond Portfolio
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
FTVIP Franklin DynaTech Fund
Guggenheim VT Long Short Equity Fund
Invesco V.I. American Franchise Fund
Invesco V.I. Capital Appreciation Fund
Invesco V.I. Core Equity Fund
Invesco V.I. Equity and Income Fund
Invesco V.I. Global Fund
Invesco V.I. Main Street Mid Cap Fund®
Invesco V.I. Main Street Small Cap Fund®
Lazard Retirement US Small Cap Equity Select Portfolio (1)
Lord Abbett Series Fund Bond Debenture Portfolio
Lord Abbett Series Fund Growth and Income Portfolio
Lord Abbett Series Fund Mid Cap Stock Portfolio
Morningstar Aggressive Growth ETF Asset Allocation Portfolio
Morningstar Balanced ETF Asset Allocation Portfolio
Morningstar Growth ETF Asset Allocation Portfolio
Morningstar Income and Growth ETF Asset Allocation Portfolio
Neuberger Berman AMT Mid Cap Growth Portfolio
PIMCO CommodityReal Return® Strategy Portfolio
PIMCO Real Return Portfolio
PIMCO Total Return Portfolio
Rydex VT Inverse Government Long Bond Strategy Fund
Rydex VT Nova Fund
Templeton Developing Markets VIP Fund
Templeton Foreign VIP Fund
Templeton Growth VIP Fund
TVST Touchstone Balanced Fund
TVST Touchstone Bond Fund
TVST Touchstone Common Stock Fund
TVST Touchstone Small Company Fund
Virtus Duff & Phelps Real Estate Securities Series
Virtus KAR Capital Growth Series

54

Virtus KAR Enhanced Core Equity Series Virtus KAR
Small-Cap Growth Series Virtus KAR Small-Cap Value
Series
Virtus Newfleet Multi-Sector Intermediate Bond Series
Virtus SGA International Growth Series Virtus
Strategic Allocation Series Wanger Acorn
Wanger International
Wanger Select (statements of operations and changes in net assets for the period January 1, 2023 to April 21, 2023, merger date, and the year ended December 31, 2022)

(1) See Note 2 to the financial statements for the former name of the subaccount.
(2) Unless noted otherwise, statements of operations and changes in net assets for each of the years in the two-year period ended December 31, 2023.

55

PHL Variable Insurance Company

PO Box 22012

Albany, NY 12201-2012

Not insured by FDIC/NCUSIF or any federal government agency.

No bank guarantee. Not a deposit. May lose value.

PHL Variable Insurance Company

A member of The Nassau Companies of New York

www.nfg.com

OL4258 © 2023 The Nassau Companies of New York	12-23

PART C

OTHER INFORMATION

Registrant hereby represents that, in imposing certain restrictions upon withdrawals from some annuity contracts, it is relying upon the no-action letter given to the American Council of Life Insurance (publicly available November 28, 1988) (Ref. No. 1P-6-88) regarding compliance with Section 403(b) (ii) of the Internal Revenue Code and that it is in compliance with the conditions for reliance upon that letter set forth therein.

Item 27. Exhibits.

(a) Resolution of the Board of Directors of PHL Variable Insurance Company establishing the PHL Variable Accumulation Account is incorporated by reference to Initial Registration Statement on Form N-4 (File No. 333-68164), filed via EDGAR on August 22, 2001.

(b) Not Applicable.

(c) Distribution of Contracts

(i) Master Service and Distribution Compliance Agreement between Depositor and Phoenix Equity Planning Corporation dated November 1, 2000 is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on Form N-4 (File No. 033-87376), filed via EDGAR on April  30, 2002.

(ii) Form of Broker Dealer Supervisory and Service Agreement between Phoenix Equity Planning Corporation and Independent Brokers with respect to the sale of contracts is incorporated by reference to Registrant’s Post-Effective Amendment No. 23 on Form N-4 (File No. 033-87376), filed via EDGAR on April  25, 2005.

(iii) Principal Underwriting and Distribution Agreement between PHL Variable Insurance Company and Phoenix Equity Planning Corporation, dated February 5, 2009, is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April  29, 2010.

(iv) Amended and Restated Principal Underwriting and Distribution Agreement between PHL Variable Insurance Company and 1851 Securities, Inc., dated January 1, 2012, is incorporated by reference to Post-Effective Amendment No. 6 on Form N-6 (File No. 333-143656), filed via EDGAR on April  26, 2012.

(d) (i) Form of Variable Annuity Contract D601 (Big Edge Choice) is incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-4 (File No. 033-87376), filed via EDGAR on May 1, 2007.

(ii) Form of Variable Annuity Contract D602 (formerly, Big Edge Choice II, now referred to as Phoenix Edge—VA) is incorporated by reference to Registrant’s Post-Effective Amendment No. 9 on Form N-4 (File No. 033-87376), filed via EDGAR on July 15, 1999.

(iii) Form of Contract D611 (Spectrum Edge), is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-4 (File No. 033-87376), filed via EDGAR on September 13, 2001.

(iv) Guaranteed Minimum Income Benefit Rider, Form Number DR81, is incorporated by reference to Registrant’s Post-Effective Amendment No. 23 on Form N-4 (File No. 033-87376), filed via EDGAR on April 25, 2005.

(v) Guaranteed Minimum Accumulation Benefit Rider, Form DR83, is incorporated by reference to Registrant’s Post-Effective Amendment No. 23 on Form N-4 (File No. 033-87376), filed via EDGAR on April 25, 2005.

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(vi) Enhanced Option 1 Rider, Form DR46, is incorporated by reference to Registrant’s Post-Effective Amendment No. 25 on Form N-4 (File No. 033-87376), filed via EDGAR on July 26, 2005.

(vii) Guaranteed Minimum Withdrawal Benefit Rider, Form No. 06GMWB, is incorporated by reference to Post-Effective Amendment No. 3 on Form N-4 (File No. 333-123035), filed via EDGAR on December 19, 2006.

(viii) Waiver of Withdrawal Charge for Nursing Home Confinement and Terminal Illness Rider, Form No. 08HNW, is incorporated by reference to Registrant’s Post-Effective Amendment No. 31 on Form N-4 (File No. 033-87376), filed via EDGAR on May 1, 2008.

(ix) Guaranteed Minimum Withdrawal Benefit Rider, Form No. 08GMWB, is incorporated by reference to Post-Effective Amendment No. 20 on Form N-4 (File No. 333-68164), filed via EDGAR on May 28, 2008.

(e) (i) Form of Application (Big Edge Choice) is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-4 (File No. 033-87376), filed via EDGAR on February 27, 1996.

(ii) Form of Application (Form No. OL2744) (formerly the Big Edge Choice II, now referred to as Phoenix Edge—VA) is incorporated by reference to Registrant’s Post-Effective Amendment No. 9 on Form N-4 (File No. 033-87376), filed via EDGAR on July 15, 1999.

(iii) Form of Application (Form No. OL3174) (Spectrum Edge) is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-4 (File No. 033-87376), filed via EDGAR on September 13, 2001.

(f) (i) Amended and Restated Certificate of Incorporation of PHL Variable Insurance Company, dated May 10, 1994. Incorporated by reference to Registrant’s Post-Effective Amendment No. 46 to Registration Statement on Form N-4 (File No. 033-87376), filed via EDGAR on April 30, 2021

(ii) By-Laws of PHL VARIABLE INSURANCE COMPANY, as amended and restated effective May 16, 2002. Incorporated by reference to Registrant’s Post-Effective Amendment No. 46 to Registration Statement on Form N-4 (File No. 033-87376), filed via EDGAR on April 30, 2021

(g) (i) Reinsurance Agreement, effective January 1, 1996 between PHL Variable Insurance Company and Connecticut General Life Insurance Company. Incorporated by reference to Registrant’s Post-Effective Amendment No. 46 to Registration Statement on Form N-4 (File No. 033-87376), filed via EDGAR on April  30, 2021

(ii) Amendment to Reinsurance Agreement, effective January 1, 1996 between PHL Variable Insurance Company and Connecticut General Life Insurance Company. Incorporated by reference to Registrant’s Post-Effective Amendment No. 46 to Registration Statement on Form N-4 (File No. 033-87376), filed via EDGAR on April  30, 2021

(iii) Notice of termination of the Variable Annuity Guaranteed Death Benefit Reinsurance Treaty Between Connecticut General Life Insurance Company and PHL Variable Insurance Company. Incorporated by reference to Registrant’s Post-Effective Amendment No. 46 to Registration Statement on Form N-4 (File No. 033-87376), filed via EDGAR on April  30, 2021

(iv) Amendment no 1 to Variable Annuity Guaranteed Death Benefit Reinsurance Agreement effective January 1, 1996 between PHL Variable Insurance Company and Connecticut General Life Insurance Company. Incorporated by reference to Registrant’s Post-Effective Amendment No. 46 to Registration Statement on Form N-4 (File No. 033-87376), filed via EDGAR on April  30, 2021

(v) Amendment no 2 to Variable Annuity Guaranteed Death Benefit Reinsurance Agreement effective November 1, 1996 between PHL Variable Insurance Company and Connecticut General Life Insurance Company. Incorporated by reference to Registrant’s Post-Effective Amendment No. 46 to Registration Statement on Form N-4 (File No. 033-87376), filed via EDGAR on April  30, 2021

(vi) Settlement and Treaty Agreement, effective March 7, 2016. Incorporated by reference to Registrant’s Post-Effective Amendment No. 46 to Registration Statement on Form N-4 (File No. 033-87376), filed via EDGAR on April 30, 2021

(vii) Amendment No 6 to Automatic Coinsurance Agreement 3027, effective March 3, 2000. Incorporated by reference to Registrant’s Post-Effective Amendment No. 46 to Registration Statement on Form N-4 (File No. 033-87376), filed via EDGAR on April 30, 2021

(viii) Amendment to Pool Reinsurance Agreement No. 3118, effective July 1, 2006. Incorporated by reference to Registrant’s Post-Effective Amendment No. 46 to Registration Statement on Form N-4 (File No. 033-87376), filed via EDGAR on April 30, 2021

(ix) Amendment No.  3 to Pool Reinsurance Agreement No. 3008, effective January 1, 2000. Incorporated by reference to Registrant’s Post-Effective Amendment No. 46 to Registration Statement on Form N-4 (File No.  033-87376), filed via EDGAR on April  30, 2021

(x) Amended and Restated Coinsurance Agreement between PHL Variable Insurance Company and Concord Re, Inc. effective October 1, 2019, and as amended and restated as of November 15, 2021. Incorporated by reference to Registrant’s Post-Effective Amendment No. 47 to Registration Statement on Form N-4 (File No. 033-87376), filed via EDGAR on April 29, 2022.

(xi) Retrocession Agreement by and between PHL Variable Insurance Company (as ceding company) and Nassau Life and Annuity Company (as reinsurer), effective March  31, 2021. Incorporated by reference to Registrant’s Post-Effective Amendment No. 47 to Registration Statement on Form N-4 (File No. 033-87376), filed via EDGAR on April 29, 2022.

(h) Participation Agreements

(i) Amended and Restated Fund Participation Agreement dated April 4, 2008 among PHL Variable Insurance Company, Wanger Advisors Trust, Columbia Wanger Asset Management, LLP and Columbia Management Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 8 on Form N-4 (File No. 333-123040), filed via EDGAR on April  30, 2008.

(ii) Consent to Assignment of Participation Agreement dated March 29, 2010 between Columbia Management Distributors, Inc. (“CMDI”) and PHL Variable Insurance Company to Riversource Fund Distributors, Inc. (“RSFD”) is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April  29, 2010.

(iii) Participation Agreement as of May 1, 2000 among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Phoenix Home Life Mutual Insurance Company, and PHL Variable Insurance Company (“PHLVIC”) is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-81458), filed via EDGAR on April 30, 2004.

(iv) Amendment to Participation Agreement as of May  1, 2000 among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Phoenix Home Life Mutual Insurance Company and PHLVIC is incorporated by reference to Post-Effective Amendment No.  5 on Form N-6 (File No. 333-81458), filed via EDGAR on April 30, 2004.

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(v) Amendment to Participation Agreement as of May  3, 2004 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Phoenix Life Insurance Company and PHLVIC is incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 (File No.  333-76778), filed via EDGAR on April  27, 2006.

(vi) Amendment No. 3 to Participation Agreement as of May 1, 2006 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Phoenix Life Insurance Company and PHLVIC is incorporated by reference to Post Effective Amendment No. 9 on Form N-6 (File No. 333-119916), filed via EDGAR on August  14, 2006.

(vii) Amendment No.  4 to Participation Agreement as of May  1, 2007, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., PHL Variable Insurance Company, Phoenix Life Insurance Company, and Phoenix Equity Planning Corporation is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-146301), filed via EDGAR on December 21, 2007.

(viii) Amendment No. 5 dated March  1, 2008 to the Participation Agreement dated May  1, 2000 among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. Phoenix Home Mutual Life Insurance Company, and PHL Variable Insurance Company is incorporated by reference to Pre-Effective Amendment No.  1 to Initial Registration Statement on Form N-4 (File No. 333-147565), filed via EDGAR on April  4, 2008.

(ix) Amendment No.  6 to Participation Agreement as of September  20, 2010 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., PHL Variable Insurance Company (“PHLVIC”), Phoenix Life Insurance Company (“PLIC”), Phoenix Life and Annuity Company (“PLAC”), and Phoenix Equity Planning Corporation (“PEPCO”) is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(x) Fund Participation Agreement dated July 15, 1999, among PHL Variable Insurance Company, Insurance Series, and Federated Securities Corp. is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-65823), filed via EDGAR on April 30, 2002.

(xi) Amendment to Fund Participation Agreement dated December 22, 2009 among Federated Securities Corp., Federated Insurance Series, and PHL Variable Insurance Company is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2010.

(xii) First Addendum to Fund Participation Agreement dated January 19, 2010 by and between PHL Variable Insurance Company (“Insurer”) and Federated Securities Corp. (“FSC”) is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April  29, 2010.

(xiii) Fund Participation Agreement dated July 19, 1999 among BT Insurance Funds Trust, Bankers Trust Company, and PHL Variable Insurance Company (“PHLVIC”) is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-65823), filed via EDGAR on April  30, 2002.

(xiv) Amendment No. 1 to the Fund Participation Agreement dated April 20, 2001 among Deutsche Asset Management VIT Funds (formerly, BT Insurance Funds Trust), Bankers Trust Company and PHLVIC is incorporated by reference to the Post-Effective Amendment No. 2 on Form S-6 (File No. 333-65823), filed via EDGAR on April  30, 2002.

(xv) Amendment No. 2 to the Fund Participation Agreement dated October 29, 2001 among Deutsche Asset Management VIT Funds, Deutsche Asset Management, Inc. and PHLVIC is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-65823), filed via EDGAR on April 30, 2002.

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(xvi) Amendment No. 3 dated February 1, 2008 to the Fund Participation Agreement dated July  19, 1999 among PHL Variable Insurance Company, DWS Investments VIT Funds (formerly, Deutsche Asset Management VIT Funds and BT Insurance Funds Trust) and Deutsche Investment Management Americas Inc. (successor by merger to Deutsche Asset Management, Inc.) is incorporated by reference to Post-Effective Amendment No. 8 on Form N-4 (File No. 333-123040), filed via EDGAR on April 30, 2008.

(xvii) Participation Agreement dated May 1, 2006 among PHL Variable Insurance Company, The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Investment Management, Inc. is incorporated by reference to Post Effective Amendment No. 9 on Form N-6 (File No. 333-119916), filed via EDGAR on August  14, 2006.

(xviii) Participation Agreement dated June 1, 2000 among PHL Variable Insurance Company, The Alger American Fund and Fred Alger & Company, Incorporated is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-65823), filed via EDGAR on April  30, 2002.

(xix) Amended and Restated Participation Agreement dated April 1, 2008 by and among PHL Variable Insurance Company, Fidelity Distributors Corporation, and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, and Variable Insurance Products Fund IV and Variable Insurance Products Fund V is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-4 (File No. 333-147565), filed via EDGAR on April 4, 2008.

(xx) Amendment No. 1, dated August  1, 2009, to the Amended and Restated Participation Agreement among PHL Variable Insurance Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, Variable Insurance Products Fund V, and Fidelity Distributors Corporation dated April 1, 2008 is incorporated by reference to Post- Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2010.

(xxi) Participation Agreement dated March 29, 2001 among PHL Variable Insurance Company, AIM Variable Insurance Funds, Phoenix Equity Planning Corporation and AIM Distributors, Inc., is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-65823), filed via EDGAR on April  30, 2002.

(xxii) Amendment No.  1 to Participation Agreement dated February  1, 2008 by and among AIM Variable Insurance Funds, AIM Distributors, Inc., PHL Variable Insurance Company and Phoenix Equity Planning Corporation is incorporated by reference to Pre-Effective Amendment No.  1 to Initial Registration Statement on Form N-4 (File No. 333-147565), filed via EDGAR on April  4, 2008.

(xxiii) Amendment No.  2, effective April 30, 2010, to Participation Agreement dated as of March  29, 2001, by and among AIM Variable Insurance Funds (“AVIF”), AIM Distributors, Inc., PHL Variable Insurance Company (“Phoenix”) and Phoenix Equity Planning Corporation (“PEPCO”) is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-143656), filed via EDGAR on April  29, 2011.

(xxiv) Amendment No.  3, effective September 20, 2010, to Participation Agreement dated as of March  29, 2001, by and among AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Distributors, Inc., PHL Variable Insurance Company (“Phoenix”) and Phoenix Equity Planning Corporation (“PEPCO”) is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-143656), filed via EDGAR on April  29, 2011.

(xxv) Participation Agreement dated May 30, 2003 among PHL Variable Insurance Company, Rydex Variable Trust and Rydex Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-76778), filed via EDGAR on April 30, 2004.

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(xxvi) Amendment to Fund Participation Agreement dated February 1, 2008 among Rydex Variable Trust, Rydex Distributors, Inc. and PHL Variable Insurance Company is incorporated by reference to Pre-Effective Amendment No. 1 on Form N-4 (File No.  333-147565), filed via EDGAR on April 4,

(xxvii) Consent to Assignment of Participation Agreement dated February 1, 2008 among Rydex Variable Trust, Rydex Distributors, Inc. and PHL Variable Insurance Company is incorporated by reference to Pre-Effective Amendment No.  1 on Form N-4 (File No. 333-147565), filed via EDGAR on April  4, 2008.

(xxviii) Participation Agreement dated April 25, 2005 among PHL Variable Insurance Company, Lazard Asset Management Securities LLC and Lazard Retirement Series, Inc. is incorporated by reference to Post-Effective Amendment No. 3 on Form N-4 (File No. 333-123040), filed via EDGAR on April  27, 2006

(xxix) Amendment No.  1 to Participation Agreement dated February 1, 2008 by and among Lazard Asset Management Securities LLC, Lazard Retirement Series, Inc. and PHL Variable Insurance Company is incorporated by reference to Pre-Effective Amendment No.  1 on Form N-4 (File No. 333-147565), filed via EDGAR on April  4, 2008.

(xxx) Fund Participation Agreement dated April 14, 2005 among PHL Variable Insurance Company, Lord Abbett Series Fund, Inc., and Lord Abbett Distributor LLC is incorporated by reference to Post-Effective Amendment No. 3 on Form N-4 (File No. 333-123040), filed via EDGAR on April  27, 2006.

(xxxi) Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and PHL Variable Insurance Company dated May 1, 2006; Amendment No 1. to to Participation Agreement Among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and PHL Variable Insurance Company dated February  1, 2008.

(xxxii) Amendment No.  1 to Participation Agreement dated February 1, 2008 among Oppenheimer Variable Accounts Funds, OppenheimerFunds, Inc. and PHL Variable Insurance Company is incorporated by reference to Pre-Effective Amendment No.  1 to Initial Registration Statement on Form N-4 (File No. 333-147565), filed via EDGAR on April  4, 2008.

(xxxiii) Participation Agreement Among PHL Variable Insurance Company, Phoenix Life and Annuity Company, PIMCO Variable Insurance Trust, and Allianz Global Investors Distributors LLC dated May 1, 2006.

(xxxiv) Amendment No.  1 to Participation Agreement dated February  1, 2008 by and among PHL Variable Insurance Company, Phoenix Life and Annuity Company, PIMCO Variable Insurance Trust, and Allianz Global Investors Distributors LLC is incorporated by reference to Pre-Effective Amendment No.  1 to Initial Registration Statement on Form N-4 (File No. 333-147565), filed via EDGAR on April  4, 2008.

(xxxv) Novation of and Amendment to Participation Agreement made August 24, 2011 by and among Allianz Global Investors Distributors LLC, PIMCO Investors LLC, PIMCO Variable Insurance Trust, PHL Variable Insurance Company; and Phoenix Life and Annuity Company, is incorporated by reference to Post-Effective Amendment No. 6 on Form N-6 (File No. 333-143656), filed via EDGAR on April 26, 2012.

(xxxvi) Participation Agreement dated May 1, 2006 among PHL Variable Insurance Company and Phoenix Life and Annuity Company, Neuberger Berman Advisers Management Trust and Neuberger Berman Management, Inc. is incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 (File No. 333-119916), filed via EDGAR on August  14, 2006.

(xxxvii) Participation Agreement as of November 5, 2010 among Virtus Variable Insurance Trust, VP Distributors, Inc., Phoenix Life Insurance Company, PHL Variable Insurance Company, Phoenix Life and Annuity Company and 1851 Securities, Inc. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

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(xxviii) Participation Agreement dated September 7, 2007 among PHL Variable Insurance Company, Sentinel Variable Products Trust and Sentinel Financial Services Company is incorporated by reference to Post-Effective Amendment No. 7 on Form N-4 (File No.  333-123040), filed via EDGAR on September  7, 2007.

(xxxix) Participation Agreement dated February 1, 2008, among PHL Variable Insurance Company, Phoenix Equity Planning Corporation, Summit Mutual Funds, Inc., and Ameritas Investment Corporation is incorporated by reference to Post-Effective Amendment No. 8 on Form N-4 (File No. 333-123040), filed via EDGAR on April  30, 2008.

(xl) Consent to Assignment of Participation Agreement effective February 1, 2008 among Summit Mutual Funds, Inc., Ameritas Investment Corp., PHL Variable Insurance Company and Phoenix Equity Planning Corporation is incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6 (File No. 333-143656), filed via EDGAR on April  22, 2009.

(xli) Amendment of September 20, 2010 to Participation Agreement dated February 1, 2008, by and among Summit Mutual Funds, Inc., Ameritas Investment Corp., PHL Variable Insurance Company and Phoenix Equity Planning Corporation as amended by a consent to assignment dated December 12, 2008 from Ameritas Investment Corp. to Calvert Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-6 (File No. 333-143656), filed via EDGAR on April  29, 2011.

(xlii) Participation Agreement dated April 1, 2008, among PHL Variable Insurance Company, Phoenix Equity Planning Corporation, AllianceBernstein LP and AllianceBernstein Investments, Inc., is incorporated by reference to Post-Effective Amendment No. 8 on Form N-4 (File No. 333-123040), filed via EDGAR on April  30, 2008.

(xliii) Amendment No.  1, effective September 20, 2010, to Participation Agreement dated April  1, 2008, by and among PHL Variable Insurance Company, Phoenix Equity Planning Corporation, AllianceBernstein L.P., and AllianceBernstein Investments, Inc. is incorporated by reference to Post-Effective Amendment No. 14 on Form N-4 (File No.  333-123040), filed via EDGAR on April  29, 2011.

(xliv) Amended and Restated Participation Agreement of November 19, 2010 by and among Phoenix Life Insurance Company (“PLIC”), PHL Variable Insurance Company (“PHLVIC”), Phoenix Life and Annuity Company (“PLAC”), (together “Phoenix”), Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(xlv) Fund Participation Agreement, dated April 8, 2021, among Calvert Variable Products, Inc., PHL Variable Insurance Company et al. Incorporated by reference to Registrant’s Post-Effective Amendment No. 46 to Registration Statement on Form N-4 (File No. 033-87376), filed via EDGAR on April 30, 2021

(i) Administrative Contracts.

(1) (a) Amended and Restated Administration and Accounting Services Agreement dated March 1, 2003 by and between PHL Variable Insurance Company and PFPC, INC. is incorporated by reference to Post-Effective Amendment No. 7 on Form N-4 (File No. 333-123040), filed via EDGAR on September  7, 2007.

(b) Amendment dated January  1, 2005 to Amended and Restated Administration and Accounting Services Agreement between PHL Variable Insurance Company and PFPC, INC. is incorporated by reference to Post-Effective Amendment No. 7 on Form N-4 (File No.  333-123040), filed via EDGAR on September  7, 2007.

(c) Amendment dated January 1, 2008 to Amended and Restated Administration and Accounting Services Agreement between PHL Variable Insurance Company and PNC Global Investment Servicing (U.S.) Inc., is incorporated by reference to Registrant’s Post- Effective Amendment No. 6 on Form N-6 (File No. 333-143656), filed via EDGAR on April 26, 2012.

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(j) Other Material Contracts

(1) Information Sharing Agreements pursuant to Rule 22c-2 for the following funds: AIM Variable Insurance Funds, The Alger American Fund, AllianceBernstein LP, DWS Funds, Federated Insurance Series, Franklin Templeton Variable Insurance Products Trust, Lazard Retirement Series, Lord Abbett Series Fund, Inc., Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, The Rydex Trust, Wanger Advisors Trust; and, The Universal Institutional Funds are incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-4 (File No. 033-87376), filed via EDGAR on May  1, 2007.

(2) Information Sharing Agreement dated as of September 7, 2007, pursuant to Rule 22c-2 between Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company and the Sentinel Variable Products Trust is incorporated by reference to Post-Effective Amendment No. 6 on Form N-4 (File No. 333-123035), filed via EDGAR on September  28, 2007.

(3) Information Sharing Agreement dated February 1, 2008 by and between PHL Variable Insurance Company, Phoenix Life and Annuity Company, Phoenix Life Insurance Company and Summit Mutual Funds, Inc. is incorporated by reference to Post-Effective Amendment No. 8 on Form N-4 (File No. 333-123040), filed via EDGAR on April  30, 2008.

(4) Consent to Assignment of Rule 22c-2 Shareholder Information Agreement dated March 29, 2010 between Columbia Management Services, Inc., Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April  29, 2010.

(5) Rule 22c-2 Shareholder Information Agreement as of November 5, 2010 by and among VP Distributors, Inc. (“Fund Agent”), Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company (together “Insurance Company”), and 1851 Securities, Inc. (“1851”), is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(6) (a) Distribution and Administrative Services Agreement as of November 5, 2010 among Virtus Investment Advisers, Inc. (“Virtus”), VP Distributors, Inc. (“VPD”), Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company (each a “Company” and collectively, the “Company”) and 1851 Securities, Inc. (“1851”), is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April  29, 2011.

(b) Amendment to Distribution and Administrative Services Agreement by and among Virtus Investment Advisers, Inc. (“Virtus”), VP Distributors, LLC (formerly known as VP Distributors, Inc.), Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company (each a “Company” and collectively, the “Company”) and 1851 Securities, Inc. dated January 1, 2013 is incorporated by reference to Post-Effective Amendment No. 17 on Form N-4 (File No. 333-123040), filed via EDGAR on June  5, 2015.

(7) Investment Performance Calculation Agreement as of November 5, 2010 by and among The Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company, (collectively, “Phoenix”) and Virtus Partners, Inc. (“Virtus”), is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(8) Secretary’s Certificate, Board of Directors of Phoenix Life Insurance Company, dated December 9, 2014, is incorporated by reference to Post-Effective Amendment No. 17 on Form N-4 (File No. 333-123040), filed via EDGAR on June 5, 2015.

(9) Amended and Restated Distribution and Wholesaling Services Agreement by and among PHL Variable Insurance Company (the “Company”), 1851 Securities, Inc. (“Principal Underwriter”), Saybrus Partners, Inc. (“Wholesaling Agency”) and Saybrus Equity Services, Inc. (“Wholesaling Broker-Dealer”) dated September 15, 2010 is incorporated by reference to Post-Effective Amendment No. 17 on Form N-4 (File No. 333-123040), filed via EDGAR on June 5, 2015.

(10) Bank of New York Administrative Agreements.

(a) Checking and Financial Recordkeeping Services Agreement between Phoenix Life Insurance Company and PFPC Inc., dated March 24, 2006 Incorporated by reference to Registrant’s Post-Effective Amendment No. 62 on Form N-4 (File No. 002-78020), filed via EDGAR on April 30, 2021

(b) Amendment No 1 to Checking and Financial Recordkeeping Services Agreement, dated August 1, 2009 Incorporated by reference to Registrant’s Post- Effective Amendment No. 62 on Form N-4 (File No. 002-78020), filed via EDGAR on April 30, 2021

(c) Letter dated January 11, 2011 re renewal of Checking and Financial Services Agreement Incorporated by reference to Registrant’s Post- Effective Amendment No. 62 on Form N-4 (File No. 002-78020), filed via EDGAR on April 30, 2021

(d) Letter dated January 28, 2014 re renewal of Checking and Financial Services Agreement Incorporated by reference to Registrant’s Post- Effective Amendment No. 62 on Form N-4 (File No. 002-78020), filed via EDGAR on April 30, 2021

(e) Amendment No 2. to Checking and Financial Services Agreement, dated May 3, 2016. Incorporated by reference to Registrant’s Post- Effective Amendment No. 62 on Form N-4 (File No. 002-78020), filed via EDGAR on April 30, 2021

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(k) Opinion and Consent of Counsel - FILED HEREWITH

(l) Consents of Independent Registered Public Accounting Firm - FILED HEREWITH

(m) Not Applicable

(n) Not Applicable

(o) Not Applicable

(p)(1) Powers of attorney for Phillip J. Gass and Kostas Cheliotis. Incorporated by reference to Registrant’s Post-Effective Amendment No. 47 to Registration Statement on Form N-4 (File No. 033-87376), filed via EDGAR on April 29, 2022.

(p)(2) Powers of attorney for Joseph Tedone, Gina C. O’Connell, Gregory Serio, and Christine Janofsky. Incorporated by reference to Registrant’s Post-Effective Amendment No. 48 to Registration Statement on Form N-4 (File No. 033-87376), filed via EDGAR on May 1, 2023.

(p)(3) Resolution of Board of Directors authorizing President to sign on PHL Variable Insurance Company’s and Registrant’s behalf pursuant to power of attorney. Incorporated by reference to Registrant’s Post-Effective Amendment No. 48 to Registration Statement on Form N-4 (File No. 033-87376), filed via EDGAR on May 1, 2023.

*	Portions of exhibit omitted pursuant to Instruction 3 of Item 27 of Form N-4.

Item 28. Directors and Executive Officers of the Depositor.

The principal business address of each individual listed below is One American Row, Hartford, Connecticut 06102-5056.

Name	Position
Joseph Tedone	Director and Chairperson
Gina C. O’Connell	Director
Eric Marhoun	Secretary and Director
Gregory Serio	President, Treasurer and Director
Ping Shao	Anti-Money Laundering Officer
Susan L. Guazzelli	Assistant Treasurer

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Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant.

The Registrant is a separate account of PHL Variable Insurance Company. PHL Variable Insurance Company is an indirect subsidiary of GGCOF Management, LLC. An organization chart ofGGCOF Management, LLC. is set forth below.

GGCOF Management, LLC

 GGC Fund III1

 PHL Holdings, LLC

 PHL Delaware LLC

   DSM Sands LLC

   PHL Variable Insurance Company

    Concord Re, Inc.

    Palisado Re, Inc.

  Westgate Delaware LLC

    Magni Re Ltd.

[1]	GGC Fund III represents Golden Gate Capital Opportunity Fund, L.P.; Golden Gate Capital Opportunity Fund-A, L.P., GGCOF Executive Co-Invest, L.P., and GGCOF IRA Co-Invest L.P.

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Item 30. Indemnification.

Section 33-779 of the Connecticut General Statutes states that: “a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-778, inclusive.”

Article VI, Section 6.01. of the Bylaws of the Depositor (as amended and restated effective May 16, 2002) provides that: “Each director, officer or employee of the company, and his heirs, executors, or administrators, shall be indemnified or reimbursed by the company for all expenses necessarily incurred by him in connection with the defense or reasonable settlement of any action, suit or proceeding in which he is made a party by reason of his being or having been a director, officer or employee of the company, or of any other company which he was serving as a director or officer at the request of the company, except in relation to matters as to which such director, officer or employee is finally adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his duties as such director, officer or employee. The foregoing right of indemnification or reimbursement shall not be exclusive of any other rights to which he may be entitled under any statute, bylaw, agreement, vote of shareholders or otherwise.”

Item 31. Principal Underwriter.

1851 Securities, Inc. (“1851 Securities”).

(a) 1851 Securities, Inc. is the principal underwriter for the policies supported by the Registrant. 1851 Securities, Inc. acts as principal underwriter for the following investment companies (including the Registrant): First Investors Life Variable Annuity Fund C, First Investors Life Variable Annuity Fund D, First Investors Life Level Premium Variable Life Insurance (Separate Account B); First Investors Life Separate Account E, and First Investors Life Variable Annuity Fund A; Nassau Life Separate Account C; Nassau Life Separate Account D; Nassau Life Variable Accumulation Account; Nassau Life Variable Universal Life Account; PHL Variable Accumulation Account; PHL Variable Accumulation Account II; PHLVIC Variable Universal Life Account; Nassau Life and Annuity Variable Universal Life Account; Delaware Life NY Variable Account A; Delaware Life NY Variable Account B; Delaware Life NY Variable Account C; Delaware Life NY Variable Account D; and KBL Variable Account A. These investment companies are separate accounts of PHL or affiliates thereof. 1851 Securities, Inc. does not serve as depositor, sponsor or investment adviser to any investment companies.

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(b) Directors and Executive Officers of 1851 Securities. The following are the directors and officers of 1851 Securities, Inc. Unless otherwise noted, each director’s and officer’s business address is One American Row, Hartford, CT 06102.

Name	Position
Stephen Anderson	President and Director
Thomas Buckingham	Director and Chairperson
Susan Guazzelli	Director, Vice President, and Treasurer
Ping Shao	Chief Compliance Officer
Peter Hosner, Jr.	Chief Financial Officer and Director

(c) 1851 Securities retained no compensation from the Registrant during the last fiscal year for sales of the contracts. See each Statement of Additional Information for information concerning the gross compensation paid to 1851 Securities.

	(2)
	Net
	Underwriting	(3)
	Discounts	Compensation	(4)
(1)	and	on	Brokerage	(5)
Name of Principal Underwriter	Commissions	Redemption	Commissions	Compensation
1851 Securities	$0	$0	$0	$0

Item 32. Location of Accounts and Records.

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules under it are maintained at the administrative offices of PHL Variable Insurance Company located at One American Row, Hartford, Connecticut 06102- 5056.

Item 33. Management Services

All management contracts are discussed in Part A and Part B of this Registration Statement.

Item 34. Fee Representation.

PHL Variable Insurance Company represents that the fees and charges deducted under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by PHL Variable Insurance Company.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has caused this Registration Statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on this 29th day of April 2024.

PHL VARIABLE ACCUMULATION ACCOUNT (Registrant)

By:	/s/ Gregory Serio
*Gregory Serio,
President, Treasurer and Director of PHL Variable Insurance Company

PHL VARIABLE INSURANCE COMPANY (Depositor)

By:	/s/ Gregory Serio
*Gregory Serio,
President, Treasurer and Director of PHL Variable Insurance Company

By:	/s/ Eric Marhoun
*Eric Marhoun

*	As Attorney-in-Fact pursuant to power of attorney

As required by the Securities Act of 1993, the following persons in the capacities stated have signed this Post-effective Amendment to Registration Statement No. 033-87376 on April 29, 2024.

Signature	Title

/s/ Christine Janofsky *Christine Janofsky	Serving the Function of Principal Financial Officer & Principal Accounting Officer

/s/ Joseph Tedone *Joseph Tedone	Director and Chairperson

/s/ Gregory Serio *Gregory Serio	President, Treasurer and Director

/s/ Gina C. O’Connell *Gina C. O’Connell	Director

/s/ Eric Marhoun Eric Marhoun	Secretary and Director

By:	/s/ Eric Marhoun *Eric Marhoun

  * As Attorney-in-Fact pursuant to Powers of Attorney

Exhibit Index

(k)	Opinion and Consent of Counsel

Exhibit 27(l)	Consents of Independent Registered Public Accounting Firm